As filed with the SEC on January 9, 2008.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04556

TRANSAMERICA IDEX MUTUAL FUNDS
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida			33716
(Address of principal executive offices)			(Zip code)

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(727) 299-1800

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 - October 31, 2007

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

2

Closed Funds

Annual Report

October 31, 2007

www.transamericaidex.com

Customer Service 1-888-233-IDEX (4339)

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica IDEX Mutual Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future.  We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  The positive returns experienced in the equity markets for the trailing 12 months ending October 31, 2007, mask the volatility experienced along the way, with significant pullbacks occurring in February-March and July-August.  The Federal Reserve was on hold for most of the past twelve months but more recently in September and October lowered its target for the federal funds rate by 0.50% and 0.25% respectively.  The rate reductions by the Federal Reserve signaled an effort to inject liquidity and stability to the markets which have been adversely affected by concerns over subprime debt.  While Gross Domestic Product growth remains positive, investor concerns over the extent to which subprime debt may affect consumer spending and persistently high oil prices have been a check on market returns.  For the 12 months ending October 31, 2007, the Dow Jones Industrial Average returned 17.94%, the Standard & Poor’s 500 Index returned 14.56%, and the Lehman Aggregate Bond Index returned 5.38%.  Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica IDEX Mutual Funds	Transamerica IDEX Mutual Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica IDEX Mutual Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica IDEX Mutual Funds.

TA IDEX American Century Large Company Value

MARKET ENVIRONMENT

The portfolio provided solid returns despite a challenging market environment. Over the period, growth stocks significantly outperformed value across the capitalization spectrum. Investors generally favored companies that were already strong performers; this momentum bias did not fit well with the portfolio’s investment approach, which seeks stocks that are undervalued by the market.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX American Century Large Company Value Class A returned 9.54%.  By comparison its primary and secondary benchmarks, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) and the Russell 1000 Value Index (“Russell 1000 Value”), returned 14.56% and 10.83%, respectively. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.17%, 1.19%, 1.07%, and 0.85%, respectively.

STRATEGY REVIEW

The portfolio’s stake in the information technology (“IT”) sector was a top contributor to performance versus the benchmark. A significant holding was software giant Microsoft Corporation (“Microsoft”), which benefited from strong sales of its new Vista operating system and Office 2007. Microsoft’s announcement last summer of a $20-billion stock buyback also boosted its shares.

Hewlett-Packard Company was another strong IT contributor. The company raised its financial forecast as it continued to gain ground in the personal computer (“PC”) market and moved into high-end enterprise printing equipment.

In consumer staples, a preference for large industry leaders proved to be advantageous as many of these names outperformed the benchmark. One top performer was Unilever plc, a foreign-based, global supplier of foods, home goods, and personal products with a strong presence in the U.S. market. Its stock benefited from the company’s stronger-than-expected revenue growth and its progress in cost-cutting efforts.

The portfolio also held a large position in The Kroger Co. (“Kroger”), the second-largest food retailer in the U.S. Kroger’s stock rose 35% as the company regained market share by tailoring its products and service offerings to its customers’ buying behaviors.

The utilities sector provided PPL Corporation (“PPL”) and Exelon Corporation (“Exelon”), two of the portfolio’s strongest performers relative to the benchmark. Headquartered in Pennsylvania, and a low-cost producer of nuclear- and coal-generated energy, PPL produces and delivers electricity to customers in the U.S., the UK and Latin America. The company reported solid 2006 earnings and reaffirmed its positive outlook for 2007.

Exelon, which distributes electricity to customers in Illinois and Pennsylvania and gas to customers in the Philadelphia area, is the nation’s largest nuclear generator. The company’s nuclear plants benefited as the cost of power from competitors’ gas-fired plants increased.

An underweight in materials hampered results as the sector generated strong returns for the Russell 1000 Value. While a position in steel producer, Nucor Corporation was a bright spot (as the company reported growing sales and pricing power), the portfolio generally held smaller-than-the-benchmark positions in metals, mining, and chemical stocks. Many of these companies have reported exceptionally strong earnings, which has in turn attracted a large number of investors. (The metals and mining segment was up nearly 50% over the period; chemicals rose 25%.) Because the management team believes these current earnings are unsustainable, it has limited the portfolio’s exposure to these industries.

The financials sector was the portfolio’s weakest performer. Many financial firms came under pressure amid the fallout in the sub-prime lending category. Although the management team’s valuation work led the portfolio away from real estate investment trusts, its holdings among thrifts and mortgage finance companies were a drag on relative results. Federal Home Loan Mortgage Corporation (“Freddie Mac”), a top-detracting stock, made slow progress in implementing new accounting systems, which dampened its near-term prospects for reduced regulatory oversight.

A modest position in MGIC Investment Corporation, the nation’s largest private mortgage insurer, hurt performance as the company was hampered by the housing slowdown and significant financial losses from a joint venture involved in restructuring sub-prime mortgages.

Charles A. Ritter, CFA

Brendan Healy, CFA

Co-Fund Managers

American Century Investment Management Inc.

Transamerica IDEX Mutual Funds	Annual Report 2007

1

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	9.54%	13.73%	4.83%	3/1/00
Class A (POP)	3.54%	12.44%	4.06%	3/1/00
S&P 500 (1)	14.56%	13.88%	3.34%	3/1/00
Russell 1000 Value (1)	10.83%	16.39%	9.47%	3/1/00

Class B (NAV)	9.55%	13.13%	4.22%	3/1/00
Class B (POP)	4.55%	13.01%	4.22%	3/1/00

Class C (NAV)	9.66%	—%	13.49%	11/11/02
Class C (POP)	8.66%	—%	13.49%	11/11/02

Class I (NAV)	9.95%	—%	13.26%	11/15/05

NOTES

(1) The Standard and Poor’s 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return; and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

2

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,008.65	1.14%	$5.76
Hypothetical (b)	1,000.00	1,019.41	1.14	5.79

Class B
Actual	1,000.00	1,008.14	1.13	5.70
Hypothetical (b)	1,000.00	1,019.46	1.13	5.74

Class C
Actual	1,000.00	1,009.80	1.04	5.25
Hypothetical (b)	1,000.00	1,019.91	1.04	5.28

Class I
Actual	1,000.00	1,010.24	0.85	4.30
Hypothetical (b)	1,000.00	1,020.86	0.85	4.32

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

3

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.7%)
Aerospace & Defense (1.0%)
Northrop Grumman Corp.	85,200	$7,124
Beverages (2.3%)
Coca-Cola Co. (The)	151,000	9,326
Pepsi Bottling Group, Inc.	166,700	7,181
Biotechnology (0.6%)
Amgen, Inc. ‡	70,800	4,114
Capital Markets (2.9%)
Bear Stearns Cos., Inc. (The)	14,800	1,681
Merrill Lynch & Co., Inc.	142,400	9,401
Morgan Stanley	147,200	9,901
Chemicals (2.1%)
Ei DU Pont de Nemours & Co.	134,300	6,649
PPG Industries, Inc.	114,500	8,558
Commercial Banks (6.5%)
Bank of New York Mellon Corp.	110,500	5,398
National City Corp.	112,800	2,735
PNC Financial Services Group, Inc.	61,900	4,467
US Bancorp	277,400	9,199
Wachovia Corp.	217,800	9,960
Wells Fargo & Co.	432,500	14,709
Commercial Services & Supplies (1.4%)
Avery Dennison Corp.	28,200	1,633
RR Donnelley & Sons Co.	112,500	4,532
Waste Management, Inc.	112,800	4,105
Communications Equipment (0.2%)
Motorola, Inc.	95,100	1,787
Computers & Peripherals (2.7%)
Hewlett-Packard Co.	202,800	10,481
International Business Machines Corp.	73,900	8,581
Consumer Finance (0.2%)
Discover Financial Services	82,100	1,585
Diversified Consumer Services (0.6%)
H&R Block, Inc.	183,000	3,989
Diversified Financial Services (9.6%)
Bank of America Corp. (1)	478,300	23,092
Citigroup, Inc.	686,400	28,760
JPMorgan Chase & Co.	365,500	17,179
Diversified Telecommunication Services (4.6%)
AT&T, Inc. (1)	523,600	21,881
Verizon Communications, Inc.	242,100	11,154
Electric Utilities (2.9%)
Exelon Corp.	135,600	11,225
PPL Corp.	185,300	9,580
Electronic Equipment & Instruments (0.8%)
Tyco Electronics, Ltd.	71,700	2,558
Tyco International, Ltd.	75,500	3,108
Energy Equipment & Services (0.5%)
National Oilwell Varco, Inc. ‡	49,000	3,589
Food & Staples Retailing (1.9%)
Kroger Co. (The)	158,900	4,670
Walgreen Co.	35,800	1,419
Wal-Mart Stores, Inc.	162,100	7,329
Food Products (1.1%)
Unilever NV	251,600	$8,167
Health Care Equipment & Supplies (0.4%)
Medtronic, Inc.	65,500	3,107
Health Care Providers & Services (0.3%)
Quest Diagnostics, Inc.	38,700	2,058
Hotels, Restaurants & Leisure (0.6%)
McDonald’s Corp.	77,000	4,597
Household Durables (0.7%)
Newell Rubbermaid, Inc.	165,800	4,835
Independent Power Producers & Energy Traders (0.3%)
NRG Energy, Inc. ‡	41,700	1,904
Industrial Conglomerates (2.4%)
General Electric Co.	411,400	16,933
Insurance (6.0%)
Allstate Corp. (The)	140,800	7,378
American International Group, Inc.	224,000	14,139
Hartford Financial Services Group, Inc.	86,800	8,422
Loews Corp.	102,700	5,041
Marsh & McLennan Cos., Inc.	137,200	3,552
Torchmark Corp.	63,900	4,164
IT Services (0.4%)
Fiserv, Inc. ‡	53,300	2,953
Machinery (3.2%)
Caterpillar, Inc.	59,300	4,424
Deere & Co.	19,400	3,005
Dover Corp.	98,500	4,531
Ingersoll-Rand Co., Ltd. Class A	113,500	5,715
Parker Hannifin Corp.	69,300	5,570
Media (3.2%)
Gannett Co., Inc.	163,100	6,917
Time Warner, Inc.	544,700	9,946
Viacom, Inc. Class B ‡	145,500	6,008
Metals & Mining (0.6%)
Nucor Corp.	65,400	4,056
Multiline Retail (0.2%)
Kohl’s Corp. ‡	31,500	1,732
Office Electronics (0.6%)
Xerox Corp. ‡	228,900	3,992
Oil, Gas & Consumable Fuels (13.8%)
Chevron Corp.	249,000	22,786
ConocoPhillips	180,300	15,318
Devon Energy Corp.	27,000	2,522
Exxon Mobil Corp.	396,500	36,474
Royal Dutch Shell PLC Class A	249,600	21,843
Paper & Forest Products (1.1%)
Weyerhaeuser Co.	101,500	7,705
Pharmaceuticals (7.7%)
Abbott Laboratories	182,700	9,979
Eli Lilly & Co.	84,700	4,586
Johnson & Johnson	204,800	13,347
Merck & Co., Inc.	95,400	5,558
Pfizer, Inc.	520,500	12,810
Wyeth	175,500	8,535

The notes to the financial statements are an integral part of this report.

4

	Shares	Value
Semiconductors & Semiconductor Equipment (0.8%)
Applied Materials, Inc.	122,000	$2,369
Intel Corp.	130,000	3,497
Software (2.6%)
Microsoft Corp.	373,100	13,734
Oracle Corp. ‡	235,600	5,223
Specialty Retail (2.1%)
Best Buy Co., Inc. ^	93,200	4,522
Gap, Inc. (The)	213,700	4,039
Home Depot, Inc. ^	77,600	2,445
Staples, Inc.	174,800	4,080
Textiles, Apparel & Luxury Goods (0.6%)
V.F. Corp.	48,800	4,252
Thrifts & Mortgage Finance (3.2%)
Countrywide Financial Corp. ^	64,100	995
Freddie Mac	272,400	14,228
MGIC Investment Corp. ^	105,600	2,044
Washington Mutual, Inc.	200,400	5,587
Tobacco (1.2%)
Altria Group, Inc.	118,000	8,606
Wireless Telecommunication Services (0.8%)
Sprint Nextel Corp.	322,300	5,511
Total Common Stocks (cost $612,176)		678,381

INVESTMENT COMPANIES (0.9%)
Capital Markets (0.9%)
SPDR Trust Series 1 Series T, Class T ^	43,500	$6,727
Total Investment Companies (cost $5,579)		6,727
Total Security Lending Collateral (cost $17,187) ±		17,187
Total Investment Securities (cost $634,942) #		$702,295

FUTURES CONTRACTS:

				Net Unrealized
		Settlement		Appreciation
	Contracts (•)	Date	Amount	(Depreciation)
S&P500 E-mini Index	151	12/21/2007	$1,742	521
			$1,742	$521

NOTES TO SCHEDULE OF INVESTMENTS

^                   At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $16,592.

±                 Cash collateral for the Repurchase Agreements, valued at $3,137, that serves as collateral for securities lending, is invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡                 Non Income Producing

•                  Contract Amounts are not in thousands

1                 At October 31, 2007, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2007 is $2,071.

#                    Aggregate cost for federal income tax purposes is $635,939.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $97,361 and $31,005, respectively.  Net unrealized appreciation for tax purposes is $66,356.

The notes to the financial statements are an integral part of this report.

5

TA IDEX Clarion Global Real Estate Securities

MARKET ENVIRONMENT

By region, Asia-Pacific was the strongest performing region for the period followed by North America and Europe.  Performance in the Asia-Pacific region was broad-based with total returns achieved in each of the major countries within this region: Hong Kong 73.78%, Singapore 56.62%, Australia 42.97% and Japan 12.21%.  These strong returns were fueled by robust economic growth being generated by emerging economies within the region and those countries which benefit from this growth.  The rapid urbanization of China in particular benefited property companies that were able to take advantage of this growth, including Hong Kong-based property developers of residential and commercial space which have expanded into mainland China.

Within Europe, the United Kingdom (“UK”) property stocks were particular laggards returning (13.05)% during the period. The UK has been beset by concerns of decelerating job growth, particularly in the financial district of London.  Sentiment has turned for the worse as the expectation increases that property yields will increase in the coming year.  As valuations become increasingly attractive, portfolio strategy of being underweight the UK property stocks may be reconsidered during the coming year.

Relative outperformance versus the benchmark was generated primarily by stock picking in Hong Kong, Japan, the United States and Canada.  In Hong Kong, overweight positions in mainland residential developers Agile Property Holdings Limited and Guangzhou R&F Properties Co., Ltd. contributed to relative returns as each of these positions returned over 100% during the year.   In Japan, an overweight position in Tokyo-based office companies also contributed to relative performance, including Mitsui Fudosan Co., Ltd. which is primarily a developer and landlord of office and condominium properties in the five central wards of Tokyo.  Office fundamentals in Tokyo continue to improve, with increasing rent increases and low vacancy levels.  Top performers in the U.S. included Hilton Hotels Corporation which appreciated sharply as a result of the announcement during the summer that it would be taken private by the The Blackstone Group, Inc.  Archstone Communities Inc., a national apartment Real Estate Investment Trust (“REIT”), appreciated as the result of being taken private at a sharp premium.  Federal Realty Investment Trust and Ventas, Inc., U.S. shopping center and healthcare REITs, respectively, also contributed to relative performance.  Canadian holding Sunrise Senior Living, Inc. significantly contributed to relative performance as the result of being acquired at a sharp premium by a U.S. healthcare REIT during the year.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Clarion Global Real Estate Securities Class A returned 14.79%.  By comparison its benchmark, the S&P/Citigroup World Property Index (“WPI”), returned 13.91%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.13%, 1.14%, 1.06%, and 0.88%, respectively.

STRATEGY REVIEW

TA IDEX Clarion Global Real Estate Securities offers a global strategy for real estate securities investors in the U.S. The portfolio generally owns between 80-110 real estate stocks with the goal of outperforming the WPI.  The portfolio seeks to own attractively priced stocks that own property in markets with favorable underlying real estate fundamentals.  The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

The rationale for a global listed property strategy remains very much intact including diversification via low correlation to broad equities and bonds, attractive current yield, attractive valuations and the spread of the REIT structure globally.  This remains true even under the possible scenario of slowing global economic growth over the coming year.  Investment themes looking out to 2008 include a continuing emphasis on investing in higher growth regions of the world, including the Asia-Pacific region, and looking for opportunities in select markets which are currently under-represented in the listed markets but which show stable to improving property fundamentals.  Given the increased volatility in global equity markets, portfolio strategy will be to position itself with an orientation to top quality both by management team, strategy and physical properties.

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Steven D. Burton, CFA

Co-Fund Managers

ING Clarion Real Estate Securities LP

6

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

		From	Inception
	1 Year	Inception	Date
Class A (NAV)	14.79%	26.95%	3/1/03
Class A (POP)	8.49%	25.42%	3/1/03
S&P Citigroup World Property(1)	13.91%	29.31%	3/1/03

Class B (NAV)	14.77%	26.41%	3/1/03
Class B (POP)	9.77%	26.32%	3/1/03

Class C (NAV)	14.95%	26.35%	3/1/03
Class C (POP)	13.95%	26.35%	3/1/03

Class I (NAV)	15.11%	28.20%	11/15/05

NOTES

(1) The S&P/Citigroup World Property (Citigroup World Property) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a “non-diversified” fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events and may be subject to greater loss than investments in a diversified fund. The risks of investing in REITs are similar to investing directly in real estate. Investing in real estate presents its own risks, including declining property values, overbuilding, low occupancy rates from commercial properties, rising operating expenses and interest rates, as well as taxes and other regulatory issues. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.  Investments in global securities involve risks relating to political, social and economic developments abroad, foreign currency contracts for hedging, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. This Fund is closed to new investments.

7

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,004.82	1.12%	$5.64
Hypothetical (b)	1,000.00	1,019.51	1.12	5.69

Class B
Actual	1,000.00	1,004.71	1.13	5.69
Hypothetical (b)	1,000.00	1,019.46	1.13	5.74

Class C
Actual	1,000.00	1,005.80	1.04	5.24
Hypothetical (b)	1,000.00	1,019.91	1.04	5.28

Class I
Actual	1,000.00	1,006.24	0.88	4.44
Hypothetical (b)	1,000.00	1,020.71	0.88	4.47

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Real Estate Property Breakdown

At October 31, 2007

This chart shows the percentage breakdown by real estate property breakdown of the Fund’s total investment securities.

8

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (1.3%)
Real Estate Investment Trusts (1.3%)
CFS Retail Property Trust	896,400	$2,027
Macquarie Countrywide Trust	1,192,170	2,221
Macquarie Ddr Trust	681,700	742
Total Convertible Preferred Stocks (cost $4,266)		4,990

COMMON STOCKS (95.7%)
Hotels, Restaurants & Leisure (0.5%)
Mandarin Oriental International, Ltd.	318,900	794
Shangri-La Asia, Ltd.	266,900	847
Real Estate Investment Trusts (63.7%)
AMB Property Corp. (1)	45,600	2,980
Ascendas ‡, (1)	440,000	787
AvalonBay Communities, Inc. (1)	48,890	5,996
BioMed Realty Trust, Inc. (1)	48,200	1,151
Boston Properties, Inc. (1)	83,000	8,992
BRE Properties, Inc. Class A ^ (1)	46,000	2,521
British Land Co. PLC (1)	188,100	4,236
Brixton PLC (1)	86,500	666
Calloway Trust ‡	40,600	1,073
Camden Property Trust (1)	30,660	1,912
CapitaMall Trust ‡, (1)	1,170,500	2,957
Centro Properties Group	155,778	1,010
Corio NV	51,670	4,523
Corporate Office Properties Trust SBI MD ^ (1)	32,800	1,356
DB Rreef Trust	1,007,154	1,951
Derwent London PLC	147,929	5,107
Douglas Emmett, Inc. ^ (1)	67,300	1,771
Equity One, Inc. ^ (1)	39,300	1,029
Equity Residential ^ (1)	18,600	777
Essex Property Trust, Inc. (1)	12,300	1,518
Eurocommercial Properties NV	25,180	1,482
Extra Space Storage, Inc. (1)	70,500	1,108
Federal Realty Investment Trust (1)	63,300	5,584
Felcor Lodging Trust, Inc. (1)	54,100	1,133
General Growth Properties, Inc. (1)	121,160	6,586
Goodman Group	1,117,184	7,144
GPT Group	797,684	3,415
Great Portland Estates PLC (1)	118,900	1,412
Hammerson PLC (1)	206,600	4,772
Health Care Property Investors, Inc. (1)	40,500	1,379
Highwoods Properties, Inc. (1)	51,800	1,863
Home Properties, Inc. ^ (1)	50,500	2,597
Host Hotels & Resorts, Inc. ^ (1)	274,543	6,084
Japan Logistics Fund, Inc. Class A (1)	269	1,918
Japan Real Estate Investment Corp. Class A (1)	159	1,958
Japan Retail Fund Investment Corp. Class A (1)	236	1,736
Kenedix Realty Investment Corp. Class A (1)	138	$952
Kilroy Realty Corp. (1)	27,700	1,802
Kimco Realty Corp. ^ (1)	56,700	2,354
Klepierre	28,440	1,540
Land Securities Group PLC (1)	193,980	6,625
LaSalle Hotel Properties (1)	21,700	897
Link (The) (1)	1,024,800	2,311
Macerich Co. (The) (1)	52,600	$4,508
Mercialys SA	55,320	2,160
Mirvac Group	649,364	3,478
Nationwide Health Properties, Inc. ^ (1)	106,700	3,331
New City Residence Investment Corp. Class A (1)	249	1,153
Nippon Accommodations Fund, Inc. Class A (1)	149	887
Nippon Building Fund, Inc. Class A (1)	247	3,556
Nomura Real Estate Residential Fund, Inc. Class A (1)	137	844
Omega Healthcare Investors, Inc. (1)	107,100	1,792
Post Properties, Inc. ^ (1)	29,600	1,214
ProLogis (1)	116,600	8,365
Public Storage, Inc. (1)	17,100	1,384
Regency Centers Corp. ^ (1)	71,700	5,125
RioCan Trust (1)	126,900	3,105
Segro PLC	151,500	1,470
SILIC	9,797	1,511
Simon Property Group, Inc. (1)	122,300	12,733
SL Green Realty Corp. ^ (1)	53,800	6,491
Societe de La Tour Eiffel	8,120	1,359
Stockland	658,700	5,463
Strategic Hotels & Resorts, Inc. (1)	42,200	922
Tanger Factory Outlet Centers (1)	46,300	1,950
Taubman Centers, Inc. (1)	44,600	2,626
Unibail-Rodamco	47,740	11,853
Valad Property Group	1,475,925	2,585
Ventas, Inc. (1)	131,100	5,623
Vornado Realty Trust ^ (1)	72,000	8,044
Westfield Group	979,943	19,798
Real Estate Management & Development (31.5%)
Agile Property Holdings, Ltd.	1,232,900	2,952
Allgreen Properties, Ltd.	143,500	156
Ascott Group, Ltd. (The)	589,800	668
Br Malls Participacoes SA ‡	130,700	1,908
Brookfield Properties Corp. ^	114,050	2,848
Capitaland, Ltd.	1,349,000	7,496
Cheung Kong Holdings, Ltd. ‡	477,300	9,280
Citycon OYJ ^ @	543,885	3,541
Conwert Immobilien Invest AG ‡	154,700	2,923
DIC Asset AG	20,830	$707
Greentown China Holdings, Ltd.	311,700	662
Guangzhou R&F Properties Co., Ltd. Class H	476,000	2,472
Hang Lung Group, Ltd.	642,848	3,765
Hang Lung Properties, Ltd.	805,100	3,828
Hongkong Land Holdings, Ltd.	339,100	1,689
Hufvudstaden Class A ‡	118,900	1,304
Keppel Land, Ltd.	120,100	688
Kerry Properties, Ltd.	466,200	4,003
Mitsubishi Estate Co., Ltd.	523,800	15,539
Mitsui Fudosan Co., Ltd.	592,600	16,243
Norwegian Property ASA	108,500	1,348
NTT Urban Development Corp.	551	1,228
Safestore Holdings, Ltd.	851,000	3,116
Shiamo Property Holdings, Ltd.	936,800	3,306
Shui On Land, Ltd.	2,033,900	2,808

The notes to the financial statements are an integral part of this report.

9

	Shares	Value
Real Estate Management & Development (continued)
Sponda OYJ	168,680	$2,309
Sumitomo Realty & Development Co.,	208,200	7,278
Sun Hung KAI Properties, Ltd.	655,545	12,416
Wharf Holdings, Ltd. ‡	371,600	2,220
Wing Tai Holdings, Ltd. @	460,300	1,099
Total Common Stocks (cost $293,382)		363,736

	Contracts (•)	Value
PURCHASED OPTIONS (0.6%)
Covered Call Options (0.6%)
Brascan Residential Properties	306,100	2,428
Call Strike $(0.00)
Expires 10/22/2008
Total Purchased Options (cost $2,155)		2,428

	Shares	Value
WARRANTS (0.0%)
Real Estate Management & Development (0.0%)
China Overseas Land & Investment, Ltd.
Expiration: 08/27/2008, Exercise	39,050	$33
Price: $(12.50 HKD)
Total Warrants (cost $0)		33
Total Security Lending Collateral (cost $43,412) ±		43,412
Total Investment Securities (cost $343,215) #		$414,599

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Real Estate Investment Trusts	59.6%	$247,285
Real Estate Management & Development	28.9%	119,832
Derivative	0.6%	2,428
Hotels, Restaurants & Leisure	0.4%	1,642
Investment Securities, at value	89.5%	371,187
Short-Term Investments	10.5%	43,412
Total Investments	100.0%	$414,599

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $41,935.
±

Cash collateral for the Repurchase Agreements, valued at $7,922, that serves as collateral for securities lending, is invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
•	Contract Amounts are not in thousands
@	Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.
#

Aggregate cost for federal income tax purposes is $360,763. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $57,746 and $3,910, respectively. Net unrealized appreciation for tax purposes is $53,836.

(1)	Real Estate Investment Trust

DEFINITIONS:
SBI	Shares Beneficial Interest
BRL	Brazil Real
HKD	Hong Kong dollar

The notes to the financial statements are an integral part of this report.

10

TA IDEX Evergreen Health Care

MARKET ENVIRONMENT

During the 2007 fiscal year ending October 31, 2007 the overall market posted solid returns but with higher levels of volatility than seen in several years due to numerous global and domestic factors. Despite the short term sell-off in the Chinese market in early 2007 and a building evidence of a slowing U.S. economy, the first half of the period saw positive performance across sectors. During the second half of the year, investors generally began to favor larger cap more liquid investments as the dual U.S. housing market downturn and sub-prime credit driven liquidity crisis delivered capital market consequences felt on a global basis. U.S. financial and consumer stocks generally posted negative returns while returns in health care were mixed.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Evergreen Health Care, Class A returned 13.71%. By comparison its benchmark, Standard and Poor’s 1500 Super Composite Health Care Index (“S&P 1500 Health Care”), returned 11.12%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.24%, 1.24%, 1.24%, and 0.90%, respectively.

STRATEGY REVIEW

The portfolio outperformed the S&P 1500 Health Care over the fiscal year due to diversification across market caps, geographies and industry groups as well as our continued focus on intensive bottom-up research. Our investment process is disciplined in our focus on growth opportunities trading at significant discounts to intrinsic worth. We emphasize positive business momentum in the medium and long terms as well as the overall financial strength of the company. We made significant industry reallocations as we lowered exposure to biotechnology and pharmaceutical companies by consolidating into high conviction stocks such as BioMarin Pharmaceutical Inc. (“BioMarin”), Isis Pharmaceuticals, Inc. and Merck & Co., Inc., while selling companies such as Wyeth, Genzyme Corporation and Johnson & Johnson where growth prospects were lackluster. We increased weights in equipment and supplies companies such as Hologic, Inc. and Inverness Medical Innovations, Inc. as well as life sciences tools and services entity Thermo Fisher Scientific Inc., all of which exhibited attractive growth and valuation characteristics.

Our largest contributor to performance during the course of the year was superior stock selection in a number of areas including chemicals, biotechnology, pharmaceuticals and equipment and supplies.  The top performer was Bayer AG, the German chemical concern engaged in successful transformation to a health care company, which benefited from synergies gained through 2006’s acquisition of Schering AG.  Several biotechnology companies including BioMarin and Alexion Pharmaceuticals, Inc. provided strong upside based on good product momentum.  Within major pharmaceuticals, our underweight allocations to Pfizer Inc., Johnson & Johnson and Eli Lilly and Company aided relative performance. In the equipment industry, strong product momentum from defibrillator manufacturer ZOLL Medical Corporation and from genetic diagnostic test manufacturer Gen-Probe Incorporated led those companies to post revenue and earnings growth above market expectations leading to price increases.

The largest individual stock detractor was Inyx, Inc., an emerging pharmaceutical company engaged in developing proprietary medication delivery technologies and products for the respiratory and dermatological markets.  The company filed for Chapter 11 bankruptcy protection after a buyout offer fell through sending shares tumbling.  Our lack of exposure to specific niches in the providers and services area also proved detrimental to performance as several of the pharmaceutical benefit managers, including Express Scripts, Inc. and Medco Health Solutions, Inc., sustained strong gains during the year.  Finally, several of our foreign holdings underperformed during the period after several years of strong performance.  These included Novartis AG (ADS), Chugai Pharmaceutical Co., Ltd. and AstraZeneca PLC.

Our investment approach continues to be diversified with respect to countries and market capitalizations.  Our process is research driven focusing on a bottom-up look at each company to determine its growth potential underscored by valuation support prior to its inclusion in the portfolio.  We will also be seeking opportunities across the health care sector to take advantage of non-mainstream investments including restructurings, asset stories, spin-offs and other special situations.  As always, we pay close attention to risk analysis and management.

Our current exposure is in line with previous time periods in that we have diversification across several health care industries with high absolute weights in biotechnology and pharmaceuticals.

Robert Junkin

Fund Manager

Evergreen Investment Management Company, LLC

11

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	13.71%	16.23%	10.44%	3/1/02
Class A (POP)	7.45%	14.93%	9.35%	3/1/02
S&P 1500 Super Health Care Sector (1)	11.12%	8.73%	4.17%	3/1/02

Class B (NAV)	13.73%	15.64%	9.86%	3/1/02
Class B (POP)	8.80%	15.53%	9.86%	3/1/02

Class C (NAV)	13.71%	—%	16.03%	11/11/02
Class C (POP)	12.72%	—%	16.03%	11/11/02

Class I (NAV)	14.04%	—%	15.44%	11/8/04

NOTES

(1) The S&P 1500 Super Composite Health Care (S&P Super Composite Health Care) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a “non-diversified” fund and sector funds may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.  This Fund is closed to new investments.

12

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,032.62	1.20%	$6.13
Hypothetical (b)	1,000.00	1,019.10	1.20	6.09

Class B
Actual	1,000.00	1,033.10	1.20	6.13
Hypothetical (b)	1,000.00	1,019.10	1.20	6.09

Class C
Actual	1,000.00	1,033.28	1.09	5.57
Hypothetical (b)	1,000.00	1,019.66	1.09	5.53

Class I
Actual	1,000.00	1,033.60	0.90	4.60
Hypothetical (b)	1,000.00	1,020.61	0.90	4.57

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Industry

At October 31, 2007

This chart shows the percentage breakdown by industry of the Fund’s total investment securities.

13

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (0.9%)
Health Care Equipment & Supplies (0.9%)
Fresenius AG	42,630	$3,375
Total Preferred Stocks (cost $2,298)		3,375

COMMON STOCKS (90.8%)
Biotechnology (20.0%)
Alexion Pharmaceuticals, Inc. ‡^	82,428	6,306
Altus Pharmaceuticals, Inc. ‡^	25,000	346
Amgen, Inc. ‡	130,114	7,561
Antisoma PLC ‡	1,805,000	1,125
Applera Corp. - Celera Group ‡	144,985	2,365
Arqule, Inc. ‡	172,015	1,350
Array Biopharma, Inc. ‡	59,000	661
Biogen IDEC, Inc. ‡	40,147	2,989
BioMarin Pharmaceuticals, Inc. ‡^	167,156	4,635
Celgene Corp. ‡	57,067	3,766
Cephalon, Inc. ‡^	63,500	4,682
Cepheid, Inc. ‡	143,960	3,726
Cubist Pharmaceuticals, Inc. ‡	22,097	517
Genentech, Inc. ‡	46,523	3,449
Human Genome Sciences, Inc. ‡^	192,653	1,822
Incyte Corp. ‡^	310,510	2,689
Indevus Pharmaceuticals, Inc. ‡^ 1@	282,704	2,177
Indevus Pharmaceuticals, Inc. ‡, §,1	188,440	q
Isis Pharmaceuticals, Inc. ‡^	268,477	4,731
Medarex, Inc. ‡^	4,614	55
Orchid Cellmark, Inc. ‡	323,251	1,797
OSI Pharmaceuticals, Inc. ‡^	103,164	4,289
Panacos Pharmaceuticals, Inc. ‡^	407,783	1,019
Regeneron Pharmaceuticals, Inc. ‡	97,595	2,147
Theratechnologies, Inc. ‡	550,000	6,636
Vertex Pharmaceuticals, Inc. ‡	109,500	3,541
Chemicals (6.6%)
Bayer AG	242,277	20,169
Monsanto Co.	14,000	1,367
Syngenta AG	12,748	3,060
Computers & Peripherals (0.1%)
Medipattern Corp. (The) ‡	159,723	200
Food & Staples Retailing (2.5%)
CVS Caremark Corp.	222,487	9,293
Health Care Equipment & Supplies (17.6%)
Abiomed, Inc. ‡^	125,712	1,718
Beckman Coulter, Inc.	52,000	3,683
Boston Scientific Corp. ‡	256,000	3,551
Covidien, Ltd.	56,000	2,330
CR Bard, Inc.	11,000	920
Ev3, Inc. ‡^	223,500	3,281
GEN-Probe, Inc. ‡	100,607	7,045
Hologic, Inc. ‡^	49,000	3,329
Hospira, Inc. ‡	75,136	3,105
Invacare Corp.	98,500	2,665
Inverness Medical Innovations, Inc. ‡	98,000	5,889
Medtronic, Inc.	65,000	3,084
Nmt Medical, Inc. ‡^	232,041	1,731
Smith & Nephew PLC	229,122	3,091
St Jude Medical, Inc. ‡	82,709	$3,369
Synthes, Inc.	24,000	2,994
Thoratec Corp. ‡^	189,000	3,774
Trans1, Inc. ‡^	20,000	500
Varian Medical Systems, Inc. ‡	65,000	3,170
Vital Signs, Inc.	39,515	2,090
Zoll Medical Corp. ‡	166,000	4,060
Health Care Providers & Services (8.7%)
Brookdale Senior Living, Inc. ^	45,042	1,662
Cardinal Health, Inc.	112,000	7,619
Emeritus Corp. ‡	187,000	6,171
Fresenius Medical Care AG	63,348	3,341
McKesson Corp.	59,000	3,900
Medco Health Solutions, Inc. ‡	25,500	2,407
WellPoint, Inc. ‡	92,208	7,306
Life Sciences Tools & Services (9.3%)
Amag Pharmaceuticals, Inc. ‡^	99,859	6,526
Applera Corp. - Applied Biosystems	97,924	3,637
Bio-Rad Laboratories, Inc. Class A ‡	33,391	3,225
ENZO Biochem, Inc. ‡^	350,000	4,239
Helicos Biosciences Corp. ‡	100,500	1,421
Pharmaceutical Product Development	90,500	3,823
Qiagen NV ‡^	89,000	2,095
Sequenom, Inc. ‡, §, ^	102,108	991
Sequenom, Inc. ‡	100,200	973
Thermo Fisher Scientific, Inc. ‡	129,542	7,618
Pharmaceuticals (26.0%)
Abbott Laboratories	118,251	6,459
Adams Respiratory Therapeutics, Inc. ‡ ^	121,000	5,317
Auxilium Pharmaceuticals, Inc. ‡	169,000	4,463
Bristol-Myers Squibb Co.	148,398	4,450
Chugai Pharmaceutical Co., Ltd.	151,500	2,615
Eurand NV ‡^	185,164	2,546
Forest Laboratories, Inc. ‡	140,000	5,470
Inspire Pharmaceuticals, Inc. ‡	130,000	811
Ipsen	124,505	7,084
Merck & Co., Inc.	270,395	15,753
Merck KGAA	41,986	5,245
Novartis AG	65,377	3,476
NOVO Nordisk A/S Class B	29,600	3,666
Pfizer, Inc.	151,000	3,716
Roche Holding AG	19,235	3,279
Schering-Plough Corp.	303,205	9,254
Sepracor, Inc. ‡	102,000	2,809
Shire PLC	260,000	6,487
Sirtris Pharmaceuticals, Inc. ‡^	49,400	838
Spectrum Pharmaceuticals, Inc. ‡^	287,034	1,088
Xenoport, Inc. ‡	32,000	1,571
Total Common Stocks (cost $276,144)		337,200

The notes to the financial statements are an integral part of this report.

14

	Shares	Value
WARRANTS (0.0%)
Pharmaceuticals (0.0%)
MannKind Corp.,
Expiration: (8/5/2020) §	30,624	$ q
Poniard Pharmaceuticals, Inc.
Expiration: (12/08/2008) §	1,200	q
Total Warrants (cost $1)		—

Total Security Lending Collateral (cost $58,335) ±		58,335
Total Investment Securities (cost $336,778) #		$398,910

NOTES TO SCHEDULE OF INVESTMENTS

q	Value is less than $1
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $56,194.
±

Cash collateral for the Repurchase Agreements, valued at $10,646, that serves as collateral for securities lending, is invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
@	Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.
§	Illiquid
(1)	Right
#

Aggregate cost for federal income tax purposes is $336,949. Aggregate gross unrealized appreciation for all securities in which there is an excess ofvalue over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $70,519 and$8,896, respectively. Net unrealized appreciation for tax purposes is $61,961.

The notes to the financial statements are an integral part of this report.

15

TA IDEX Jennison Growth

MARKET ENVIRONMENT

Equity markets posted strong returns in the fiscal year ended October 31, 2007. The Russell 1000® Growth Index (“Russell 1000 Growth”) advanced 19.23% while the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) rose 14.56%, marking the first time in several years that growth stocks outperformed the broader market. Strong US economic growth began to slow, but continued strength overseas, especially in emerging markets, helped drive US expansion. Reflecting in part the rapid development of emerging economies, the prices of commodities, such as metals and agricultural products, maintained elevated levels. Oil prices continued to rise – to record highs – and have shown no signs of abating. At the same time, the US dollar weakened against most major currencies. Inflation, while still largely contained, remains a risk. Corporate earnings growth began to slow, with S&P 500 earnings growth failing to break into the double digits for the first time in several years in 2007’s third quarter. Negative earnings revisions became less uncommon, with financial, retail, and homebuilding companies, along with some energy names, bearing the brunt. Rising energy prices, higher mortgage payments, and reduced home equity, combined to help bring on a much heralded slowdown in consumer spending. Employment, however, remained healthy. Problems in the sub-prime mortgage market, evident early in the year, spread as 2007 progressed. The ensuing credit crunch led to heightened market volatility, especially in July and August. Major financial institutions with balance sheets exposed to structured investment vehicles were hit, some hard. With fears of a serious slowdown in economic growth, the Federal Reserve Board lowered the federal funds rate in September for the first time since June 2003. The 50-basis-point cut spurred a stock market rally at the end of the portfolio’s fiscal year.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Jennison Growth Class A returned 18.59%.  By comparison its benchmark, the Russell 1000 Growth, returned 19.23%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.30%, 1.23%, 1.20%, and 0.87%, respectively.

STRATEGY REVIEW

The portfolio is built from the bottom up, with stocks selected one at a time, based on the fundamentals of individual companies rather than on overarching themes. Stock selection in the information technology sector was the greatest contributor to positive relative performance, as Research in Motion Limited (“RIMM”), Apple Inc. (“Apple”), and Juniper Networks, Inc. (“Juniper”) posted impressive gains. RIMM advanced on the strength of the BlackBerry brand, as new subscribers grew at a solid pace and existing users embraced new product designs. Apple’s growth has been driven by the strength of iPod sales and a resurgence in Macintosh computer sales. The company should continue to benefit from its creativity and innovation in product design and marketing, most recently exhibited in the iPhone. Juniper’s investments in products, and sales force and channel strategy are yielding operating leverage, spurring acceleration in revenue and earnings per share (“EPS”) growth at the telecommunications equipment provider.

Stock selection was also strong in materials, where Monsanto Company (“Monsanto”) posted a triple-digit advance. The agricultural-seed and biotechnology company’s leading market share position, brand strength, first-mover advantage, operational performance, and technological innovation are helping Monsanto benefit from a bullish agriculture cycle.

Schlumberger Limited was a chief contributor in energy. The company has benefited from a resurgence in capital spending on energy-producing activity and from its business and geographic mix. Suncor Energy Inc. and Occidental Petroleum Corporation also performed well.

The consumer sectors were the greatest detractors from performance, as retailers, including Macy’s, Inc. (“Macy’s”) and Kohl’s Corporation, were weak. Declines in other consumer names, such as Whole Foods Market, Inc. (“Whole Foods”) and Starbucks Corporation (“Starbucks”), reflected company transitioning from stages of rapid expansion and high growth to more modest growth. We still like Whole Foods’ numerous competitive advantages within the rapidly growing natural products industry – size and scale of operations, strong brand image, and marketing and merchandising expertise. We eliminated our positions in Starbucks and Macy’s.

Spiros Segalas

Michael A. Del Balso

Blair A. Boyer

Co-Fund Managers
Jennison Associates LLC

16

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

				From	Inception
	1 Year	5 Years	10 Years	Inception	Date
Class A (NAV)	18.59%	14.77%	3.73%	5.85%	2/1/96
Class A (POP)	12.07%	13.48%	3.14%	5.35%	2/1/96
Russell 1000 Growth (1)	19.23%	12.61%	4.81%	7.58%	2/1/96

Class B (NAV)	18.72%	14.27%	3.18%	5.42%	2/1/96
Class B (POP)	13.72%	14.15%	3.18%	5.42%	2/1/96

Class C (NAV)	18.67%	—%	—%	14.41%	11/11/02
Class C (POP)	17.67%	—%	—%	14.41%	11/11/02

Class I (NAV)	19.14%	—%	—%	10.17%	11/15/05

NOTES

(1) The Russell 1000 Growth (Russell 1000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

17

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,121.42	1.27%	$6.79
Hypothetical (b)	1,000.00	1,018.74	1.27	6.46

Class B
Actual	1,000.00	1,121.52	1.18	6.30
Hypothetical (b)	1,000.00	1,019.20	1.18	6.00

Class C
Actual	1,000.00	1,122.23	1.14	6.09
Hypothetical (b)	1,000.00	1,019.40	1.14	5.79

Class I
Actual	1,000.00	1,124.04	0.87	4.66
Hypothetical (b)	1,000.00	1,020.75	0.87	4.44

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

18

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.5%)
Aerospace & Defense (3.9%)
Boeing Co.	38,200	$3,766
United Technologies Corp.	45,800	3,508
Beverages (2.0%)
PepsiCo, Inc.	51,600	3,804
Biotechnology (5.4%)
Amgen, Inc. ‡	9,500	552
Genentech, Inc. ‡	37,800	2,802
Gilead Sciences, Inc. ‡	149,300	6,896
Capital Markets (5.6%)
Charles Schwab Corp. (The)	149,100	3,465
Goldman Sachs Group, Inc. (The)	13,200	3,273
Lazard, Ltd. Class A	39,500	1,983
UBS AG	33,100	1,777
Chemicals (2.2%)
Monsanto Co.	42,800	4,179
Communications Equipment (10.5%)
Ciena Corp. ‡^	33,300	1,594
Cisco Systems, Inc. ‡	155,100	5,128
Juniper Networks, Inc. ‡	63,100	2,271
Qualcomm, Inc.	83,300	3,559
Research In Motion, Ltd. ‡	58,500	7,284
Computers & Peripherals (5.8%)
Apple, Inc. ‡	29,600	5,622
EMC Corp. ‡	73,300	1,861
Hewlett-Packard Co.	67,800	3,504
Consumer Finance (1.3%)
American Express Co.	41,500	2,529
Diversified Financial Services (1.7%)
CME Group, Inc. Class A	1,300	866
NYSE Euronext ^	24,800	2,328
Electrical Equipment (0.2%)
First Solar, Inc. ‡	2,300	365
Energy Equipment & Services (1.4%)
Schlumberger, Ltd.	27,100	2,617
Food & Staples Retailing (1.1%)
Costco Wholesale Corp.	25,600	1,722
Whole Foods Market, Inc. ^	7,900	391
Health Care Equipment & Supplies (5.1%)
Alcon, Inc.	22,200	3,379
Baxter International, Inc.	45,200	2,712
Hologic, Inc. ‡^	21,900	1,488
St Jude Medical, Inc. ‡	48,800	1,988
Hotels, Restaurants & Leisure (1.5%)
Marriott International, Inc. Class A	69,900	2,874
Household Products (3.7%)
Colgate-Palmolive Co.	57,600	4,393
Procter & Gamble Co.	36,100	2,510
Industrial Conglomerates (2.5%)
General Electric Co.	114,900	4,729
Internet & Catalog Retail (0.3%)
Alibaba.Com, Ltd. ‡ @	13,200	23
Amazon.Com, Inc. ‡	6,200	553
Internet Software & Services (7.7%)
Akamai Technologies, Inc. ‡^	42,500	$1,666
eBay, Inc. ‡	72,200	2,606
Google, Inc. Class A ‡^	12,300	8,696
Yahoo!, Inc. ‡^	49,500	1,539
IT Services (0.7%)
Infosys Technologies, Ltd.	27,200	1,386
Life Sciences Tools & Services (1.5%)
Thermo Fisher Scientific, Inc. ‡	46,700	2,746
Media (3.8%)
News Corp. Class A	114,000	2,471
Walt Disney Co. (The)	134,600	4,661
Multiline Retail (2.2%)
Kohl’s Corp. ‡	13,300	731
Saks, Inc.	69,700	1,475
Target Corp.	31,500	1,933
Oil, Gas & Consumable Fuels (2.6%)
Marathon Oil Corp.	34,900	2,064
Occidental Petroleum Corp.	26,600	1,837
Southwestern Energy Co. ‡	5,400	279
Suncor Energy, Inc.	7,400	808
Pharmaceuticals (10.0%)
Abbott Laboratories	75,900	4,146
Elan Corp. PLC ‡	37,500	892
Merck & Co., Inc.	48,300	2,814
Roche Holding AG	41,438	3,508
Schering-Plough Corp.	78,200	2,387
Teva Pharmaceutical Industries, Ltd.	67,200	2,957
Wyeth	43,400	2,110
Semiconductors & Semiconductor Equipment (2.4%)
Applied Materials, Inc.	42,700	829
Intel Corp.	75,900	2,042
NVIDIA Corp. ‡	47,550	1,682
Software (6.1%)
Adobe Systems, Inc. ‡	109,100	5,226
Microsoft Corp.	151,200	5,566
Vmware, Inc. Class A ‡^	5,600	699
Specialty Retail (0.8%)
Lowe’s Cos, Inc.	50,900	1,369
Urban Outfitters, Inc. ‡	8,000	202
Textiles, Apparel & Luxury Goods (2.9%)
Coach, Inc. ‡	71,700	2,622
Nike, Inc. Class B	42,700	2,829
Wireless Telecommunication Services (0.6%)
NII Holdings, Inc. ‡	18,700	1,085
Total Common Stocks (cost $138,934)		180,157

Total Security Lending Collateral (cost $10,319) ±		10,319
Total Investment Securities (cost $149,252) #		$190,476

The notes to the financial statements are an integral part of this report.

19

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $10,055.
±

Cash collateral for the Repurchase Agreements, valued at $1,883, that serves as collateral for securities lending, is invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
@	Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.
#

Aggregate cost for federal income tax purposes is $149,515. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $41,449 and $488, respectively. Net unrealized appreciation for tax purposes is $40,961.

The notes to the financial statements are an integral part of this report.

20

TA IDEX Legg Mason Partners Investors Value

MARKET ENVIRONMENT

Weaker housing prices and growing inflation concerns are on the minds of both Wall Street and Main Street, a stark contrast to the experience of recent years.

Fiscal 2007 started with strong corporate earnings and robust private equity activity.  Several years of low credit losses and the ample liquidity provided support to consumers and investors. Private equity offered an alternative bid for stocks and generated high fees for financial institutions. Emerging economies remained robust, with growing demand for oil and other commodities pushing prices higher, while the dollar continued to slide. As the year progressed, gross domestic product (“GDP”) slowed and the Federal Reserve Board (“Fed”) became increasingly concerned about inflation.

During the summer months, investors became increasingly worried that a weaker housing market and broader sub-prime lending exposure could spill over into the rest of the economy.  Growing concerns that hundreds of billions of dollars of leveraged loan commitments would end up on banks’ balance sheets and force them to take major mark-to-market charges contributed to already deteriorating credit markets. After reaching a high of 1553 on July 19th, the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) fell more than 9% to 1406 on August 15th.  Central banks responded by injecting massive amounts of liquidity, and the Fed reduced the federal funds rate (“fed funds rate”) by an aggressive 50 basis points to 4.75% on September 18th.

Structured investment products, such as collateralized debt obligations, that were intended to redistribute risk may have exacerbated the problem. High credit ratings gave investors false comfort and masked the impact of weak underwriting standards and declining home prices. As a result of uncertainty, liquidity in these instruments has declined dramatically forcing financial institutions to recognize large mark-to-market losses. Balancing concerns about further economic deterioration with fears of inflation, the Fed cut the fed funds rate by a more measured 25 basis points on October 31st. Benchmark crude oil finished fiscal 2007 at $94.53, up 61% over the preceding 12 months, while the dollar weakened about 13.5% against the Euro.

Leading sectors of the S&P 500 during the period included energy (38.36%), materials (34.11%) and information technology (26.90%). The remaining sectors, with the exception of financials (-2.53%) and consumer discretionary (-0.07%), also posted positive returns.

PERFORMANCE

For the year ending October 31, 2007, TA IDEX Legg Mason Partners Investors Value Class A returned 11.90%.  By comparison, its primary and secondary benchmarks, the S&P 500 and the Russell 1000 Value Index (“Russell 1000 Value”), returned 14.56% and 10.83%, respectively. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.21%, 1.20%, 1.19% and 0.89%, respectively.

STRATEGY REVIEW

The portfolio’s outperformance relative to the Russell 1000 Value during the period was mainly attributable to security selection, which was strongest in consumer discretionary and financials and weakest in telecommunication services and health care. Sector allocation had a negative affect to the overall performance. An underweight position in energy and an overweight in consumer discretionary detracted from performance. However, an underweight in financials and an overweight in industrials were overall contributors to the portfolio’s performance.

Top contributors to performance during the period included Nokia Corporation, McDonald’s Corporation, Textron Inc., Altria Group, Inc., and GlobalSantaFe Corporation. We continue to hold these stocks. Stocks that detracted from performance came from the financial sector and included Merrill Lynch & Co., Inc., Capital One Financial Corporation, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Marsh & McLennan Companies, Inc. and Wachovia Corporation. Financial stocks remain under pressure due to sub-prime mortgage exposure and the concerns that this weakness will spill over into the broader economy.

We have reduced our financial and health-care sector exposure in the portfolio and increased our information technology (“IT”) and industrials weightings. We are currently overweight in the consumer discretionary, IT and industrials sectors and underweight in the energy, financials and utilities sectors compared with the Russell 1000 Value.

In this environment, we continue to favor large cap companies with self sufficient balance sheets, strong business franchises and sustainable cash flow. We manage the portfolio with a focus on high quality companies and look for opportunities created by the increased market volatility.

Dmitry Khaykin

Robert Feitler

Co-Fund Managers

ClearBridge Advisors, LLC

21

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

				From	Inception
	1 Year	5 Years	10 Years	Inception	Date

Class A (NAV)	11.90%	14.22%	5.96%	7.09%	2/1/97
Class A (POP)	5.72%	12.94%	5.36%	6.53%	2/1/97
S&P 500(1)	14.56%	13.88%	7.10%	8.24%	2/1/97
Russell 1000 Value(1)	10.83%	16.39%	9.11%	10.31%	2/1/97

Class B (NAV)	11.80%	13.69%	5.39%	6.61%	2/1/97
Class B (POP)	7.34%	13.58%	5.39%	6.61%	2/1/97

Class C (NAV)	11.83%	—%	—%	13.90%	11/11/02
Class C (POP)	10.94%	—%	—%	13.90%	11/11/02

Class I (NAV)	12.10%	—%	—%	14.44%	11/15/05

NOTES

(1) The Standard and Poor’s 500 Composite Stock (S&P 500) Index and the Russell 1000 Value (Russell 1000 Value) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

22

UNDERSTANDING YOUR FUNDS EXPENSES \

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class A
Actual	$1,000.00	$1,030.58	1.21%	$6.18
Hypothetical (b)	1,000.00	1,019.05	1.21	6.14

Class B
Actual	1,000.00	1,030.23	1.18	6.02
Hypothetical (b)	1,000.00	1,019.20	1.18	5.99

Class C
Actual	1,000.00	1,030.48	1.20	6.12
Hypothetical (b)	1,000.00	1,019.10	1.20	6.09

Class I
Actual	1,000.00	1,031.63	0.89	4.55
Hypothetical (b)	1,000.00	1,020.66	0.89	4.52

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

 By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities

23

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.5%)
Aerospace & Defense (5.6%)
Boeing Co.	10,100	$996
L-3 Communications Holdings, Inc. ^	8,700	954
Raytheon Co. ^	19,200	1,221
United Technologies Corp.	21,100	1,616
Capital Markets (1.4%)
Merrill Lynch & Co., Inc.	18,290	1,208
Chemicals (3.2%)
Air Products & Chemicals, Inc.	15,400	1,507
Ei DU Pont de Nemours & Co.	25,600	1,267
Commercial Banks (4.3%)
Bank of New York Mellon Corp.	22,547	1,101
Wachovia Corp. ^	23,953	1,095
Wells Fargo & Co. ^	44,500	1,514
Commercial Services & Supplies (1.1%)
Avery Dennison Corp.	15,500	898
Communications Equipment (3.5%)
Comverse Technology, Inc. ‡	42,700	821
Nokia OYJ	55,500	2,204
Computers & Peripherals (1.3%)
International Business Machines Corp.	9,900	1,150
Consumer Finance (4.4%)
American Express Co.	37,500	2,286
Capital One Financial Corp.	23,000	1,508
Diversified Financial Services (4.3%)
Bank of America Corp.	33,900	1,636
JPMorgan Chase & Co.	43,100	2,026
Diversified Telecommunication Services (4.9%)
AT&T, Inc.	64,284	2,686
Embarq Corp.	28,504	1,509
Electric Utilities (2.3%)
Sempra Energy	31,300	1,925
Energy Equipment & Services (2.0%)
GlobalSantaFe Corp.	21,500	1,742
Food & Staples Retailing (1.4%)
Wal-Mart Stores, Inc.	27,200	1,230
Food Products (1.1%)
Kraft Foods, Inc. Class A	27,466	918
Health Care Providers & Services (3.7%)
UnitedHealth Group, Inc.	28,700	1,411
WellPoint, Inc. ‡	22,000	1,743
Hotels, Restaurants & Leisure (2.7%)
McDonald’s Corp.	38,900	2,322
Household Products (1.9%)
Kimberly-Clark Corp.	22,500	1,595
Industrial Conglomerates (6.1%)
General Electric Co.	74,500	3,066
Textron, Inc.	31,000	2,146
Insurance (9.5%)
Aflac, Inc.	33,400	2,097
Chubb Corp.	26,400	1,408
Loews Corp.	43,200	2,121
Marsh & McLennan Cos., Inc. ^	42,760	1,107
St. Paul Travelers Cos., Inc. (The) ‡	27,300	1,425
Internet & Catalog Retail (1.4%)
Liberty Media Corp. - Interactive	54,153	$1,150
Class A ‡
Media (9.1%)
EchoStar Communications Corp. Class A ‡	27,500	1,346
Liberty Media Corp. - Capital Series A, Class A ‡	11,380	1,422
News Corp. Class B ^	106,100	2,433
SES	31,800	784
Time Warner, Inc.	100,200	1,830
Multiline Retail (1.2%)
Target Corp. ^	16,600	1,019
Oil, Gas & Consumable Fuels (5.8%)
Royal Dutch Shell PLC Class A	13,800	1,208
Suncor Energy, Inc. ^	9,204	1,005
Total SA	34,200	2,757
Pharmaceuticals (3.0%)
Abbott Laboratories	24,400	1,333
Novartis AG	22,600	1,201
Semiconductors & Semiconductor Equipment (1.3%)
Texas Instruments, Inc.	33,500	1,092
Software (1.4%)
Microsoft Corp.	32,200	1,185
Specialty Retail (1.2%)
Home Depot, Inc. ^	32,000	1,008
Thrifts & Mortgage Finance (1.7%)
Freddie Mac	27,989	1,462
Tobacco (3.0%)
Altria Group, Inc.	35,200	2,567
Wireless Telecommunication Services (1.7%)
Sprint Nextel Corp. ^	85,713	1,466
Total Common Stocks (cost $63,539)		81,727

Total Security Lending Collateral (cost $9,828) ±		9,828
Total Investment Securities (cost $73,367) #		$91,555

24

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $9,472.
±

Cash collateral for the Repurchase Agreements, valued at $1,794, that serves as collateral for securities lending, is invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing.
#

Aggregate cost for federal income tax purposes is $73,840. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $19,319 and $1,604, respectively. Net unrealized appreciation for tax purposes is $17,715.

The notes to the financial statements are an integral part of this report.

25

TA IDEX Marsico Growth

MARKET ENVIRONMENT

US large capitalization equities, as measured by the Standard and Poor’s 500 Composite Stock Index (“S&P 500”), posted overall strong gains for the one-year period ended October 31, 2007 despite considerable intra-period volatility and periodic “headwinds.” Equities were faced with a number of seemingly contradictory data points about the strength and trajectory of the US economy, with concerns regarding inflationary pressures on the one hand and fears of a significant economic slowdown on the other.  Large capitalization equity benchmarks such as the S&P 500 and Russell 1000 Growth Index (“Russell 1000 Growth”) had total returns of 14.56% and 19.23%, respectively, for the twelve-month period ending October 31, 2007.

From the perspective of economic sector performance (using Global Industry Classification Standards Classifications (“GICS”) for the S&P 500 as a reference point), gains were relatively widespread although market leadership was quite decisive.  Eight of ten sectors in the S&P 500 had a positive return.  Energy, materials, and information technology (“IT”) were the top-performing sectors.  Utilities, telecommunication services, industrials, and consumer staples also had solid absolute returns.

At an industry level, similar general strength prevailed, with the majority of groups able to post positive returns.  In several areas, these gains were quite robust in nature.  The top-performing groups included technology hardware and equipment, capital goods, software and services, consumer services, and food beverage and tobacco.  Areas of weakness during the reporting period included banks and retailing.

Large capitalization equities benefited as the market, particularly in the latter stages of the twelve-month period, seemed to experience a shift in leadership that increasingly favored larger-sized, higher-quality, “franchise growth” companies.  Within the US large capitalization area, “growth” equities outperformed “value” equities for the period.  Large capitalization “growth” stocks, as measured by the Russell 1000 Growth, outperformed large capitalization “value” stocks, as measured by the Russell 1000 Value Index, by approximately 9% last year.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Marsico Growth Class A returned 29.85%.  By comparison, its benchmarks, the S&P 500 and the Russell 1000 Growth returned, 14.56% and 19.23%, respectively. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.20%, 1.17%, 1.02%, and 0.86%, respectively.

STRATEGY REVIEW

During the reporting period, the portfolio’s average sector allocations emphasized the consumer discretionary, financials, industrials, and health care sectors.  The portfolio invested in all ten GICS economic sector during the twelve-month period, with the financials, energy, utilities, and consumer staples sectors averaging a significantly underweighted posture relative to the portfolio’s primary benchmark, the S&P 500.

The portfolio outperformed the S&P 500 for the annual period.  Consumer discretionary positions were an area of emphasis for the portfolio over the one-year period.  The portfolio’s investments in the sector posted a collective gain of more than 27%, led by hotel/casino operators MGM MIRAGE (+113%), Wynn Resorts, Limited (+135%), and Las Vegas Sands Corp. (+76%).  These positions were among the portfolio’s top-performing individual positions.

Stock selection within the financials sector also contributed materially to the portfolio’s performance.  Specific individual holdings that impacted performance included Chinese banks, Industrial and Commercial Bank of China (+112%) and China Merchants Bank Co., Ltd. (+169%), and diversified financials company The Goldman Sachs Group, Inc. (+32%).  The portfolio’s underweighted posture in this sector also aided performance, as it was among the weaker-performing sectors in the benchmark index.

In addition, stock selection in the IT sector was an additional area of strength for the portfolio, led by software and services holdings.  Apple Inc. (+74%), Cisco Systems, Inc. (+37%), MasterCard Incorporated (+87%), and Google Inc. (+52%) were among the largest contributors to the portfolio’s performance in this sector.

There were a few areas of weakness for the portfolio during the period.  Stock selection in the health care and industrials sectors detracted from performance, as did an underweighted posture in the energy sector, which was the equity markets’ strongest performing sector.  In health care, our position in Genentech, Inc., a biotechnology company (-11%), negatively impacted performance.  With regard to industrials, the portfolio’s positions posted a collective gain of 19%.  While this performance was strong in an absolute basis, it trailed the S&P 500’s industrials sector return of 21%.

Thomas F. Marsico

Fund Manager

Marsico Capital Management, LLC

Columbia Management Advisors, LLC has the role of sub-adviser with its affiliate Marsico Capital Management, LLC to provide management services to the Fund.

26

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date

Class A (NAV)	29.85%	13.61%	4.39%	3/1/99
Class A (POP)	22.73%	12.33%	3.71%	3/1/99
S&P 500(1)	14.56%	13.88%	4.28%	3/1/99
Russell 1000 Growth (1)	19.23%	12.61%	0.92%	3/1/99

Class B (NAV)	29.99%	13.08%	3.78%	3/1/99
Class B (POP)	24.99%	12.96%	3.78%	3/1/99

Class C (NAV)	30.09%	—%	13.74%	11/11/02
Class C (POP)	29.09%	—%	13.74%	11/11/02

Class I (NAV)	30.25%	—%	16.81%	11/15/05

NOTES

(1) The Standard and Poor’s 500 Composite Stock (S&P 500) Index and the Russell 1000 Growth (Russell 1000 Growth) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

27

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,198.49	1.15%	$6.40
Hypothetical (b)	1,000.00	1,019.31	1.15	5.88

Class B
Actual	1,000.00	1,199.12	1.12	6.20
Hypothetical (b)	1,000.00	1,019.50	1.12	5.69

Class C
Actual	1,000.00	1,198.94	1.03	5.68
Hypothetical (b)	1,000.00	1,019.97	1.03	5.22

Class I
Actual	1,000.00	1,201.00	0.86	4.79
Hypothetical (b)	1,000.00	1,020.78	0.86	4.40

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

28

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.9%)
Aerospace & Defense (6.9%)
Boeing Co.	47,348	$4,668
General Dynamics Corp.	122,377	11,132
Lockheed Martin Corp.	126,575	13,928
Air Freight & Logistics (1.1%)
FedEx Corp.	44,430	4,591
Automobiles (1.9%)
Toyota Motor Corp.	72,134	8,255
Beverages (1.9%)
Coca-Cola Co. (The)	38,356	2,369
Heineken NV	171,359	5,912
Biotechnology (2.8%)
Amylin Pharmaceuticals, Inc. ‡^	62,246	2,802
Genentech, Inc. ‡	126,828	9,402
Capital Markets (7.9%)
Goldman Sachs Group, Inc. (The)	85,875	21,290
Lehman Brothers Holdings, Inc.	132,266	8,378
Morgan Stanley	62,366	4,195
Chemicals (5.1%)
Air Products & Chemicals, Inc.	20,497	2,006
Monsanto Co.	131,368	12,825
Praxair, Inc.	80,665	6,895
Commercial Banks (5.1%)
China Merchants Bank Co., Ltd. Class H	720,500	3,667
Industrial & Commercial Bank of China Class H	15,631,000	14,762
Wells Fargo & Co.	103,145	3,508
Communications Equipment (3.5%)
Cisco Systems, Inc. ‡	339,984	11,240
Juniper Networks, Inc. ‡	98,738	3,554
Computers & Peripherals (4.7%)
Apple, Inc. ‡	78,364	14,885
Hewlett-Packard Co.	103,163	5,332
Diversified Telecommunication Services (2.5%)
AT&T, Inc.	256,329	10,712
Energy Equipment & Services (5.4%)
Cameron International Corp. ‡	23,524	2,290
Schlumberger, Ltd.	154,164	14,888
Transocean, Inc. ‡	49,749	5,938
Food & Staples Retailing (1.7%)
CVS Caremark Corp.	128,273	5,358
Tesco PLC	176,439	1,789
Health Care Providers & Services (3.8%)
UnitedHealth Group, Inc.	333,863	16,409
Hotels, Restaurants & Leisure (13.5%)
Las Vegas Sands Corp. ‡	98,333	13,050
McDonald’s Corp.	303,094	18,095
MGM Mirage, Inc. ‡	97,670	8,947
Station Casinos, Inc.	12,789	1,148
Wynn Resorts, Ltd. ^	57,237	9,240
Yum! Brands, Inc.	182,068	7,332
Internet Software & Services (3.8%)
Google, Inc. Class A ‡	22,783	16,108
IT Services (3.6%)
Mastercard, Inc. Class A ^	81,388	$15,427
Media (1.9%)
Comcast Corp. Class A ‡	381,678	8,034
Metals & Mining (1.2%)
Freeport-McMoRan Copper & Gold, Inc.	42,485	5,000
Oil, Gas & Consumable Fuels (1.2%)
Devon Energy Corp.	20,533	1,918
Petroleo Brasileiro SA ^	35,293	3,375
Pharmaceuticals (1.3%)
Merck & Co., Inc.	39,899	2,325
Schering-Plough Corp.	109,473	3,341
Road & Rail (2.2%)
Union Pacific Corp.	72,034	9,223
Semiconductors & Semiconductor Equipment (1.8%)
Intel Corp.	291,760	7,848
Software (1.3%)
Microsoft Corp.	154,915	5,702
Specialty Retail (1.6%)
Lowe’s Cos., Inc.	252,942	6,802
Thrifts & Mortgage Finance (1.4%)
Fannie Mae	105,150	5,998
Wireless Telecommunication Services (5.8%)
America Movil SAB de CV Series R, Class R	154,506	10,103
China Mobile, Ltd.	732,600	14,840
Total Common Stocks (cost $308,520)		406,836

U.S. GOVERNMENT OBLIGATIONS (2.1%)
U.S. Treasury Bill
3.65%, due 01/10/2008	3,718	3,692
3.80%, due 02/07/2008	1,451	1,436
3.55%, due 01/03/2008	2,183	2,169
4.75%, due 01/31/2008	1,527	1,513
Total U.S. Government Obligations (cost $8,810)		8,810

Total Security Lending Collateral (cost $25,584) ±		25,583
Total Investment Securities (cost $342,913) #		$441,229

The notes to the financial statements are an integral part of this report.

29

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007 of all securities on loan is $24,958.
±

Cash collateral for the Repurchase Agreements, valued at $4,669, that serves as collateral for securities lending, is invested incorporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $342,802. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $102,017 and $3,590, respectively. Net unrealized appreciation for tax purposes is $98,427.

The notes to the financial statements are an integral part of this report.

30

TA IDEX MFS International Equity

MARKET ENVIRONMENT

Equity market valuation levels appear reasonable, although investors’ concerns over slowing growth in the U.S. and sub-prime lending in particular have increased volatility in equity markets globally. After strong relative performance, many small-cap and emerging markets stocks, as well as those in cyclical sectors, are trading at high valuations relative to where they have traded historically. With corporate profits higher than they have been in many years, we believe the risk to slowing profit growth has increased.  Despite more volatility recently, we continue to pursue our disciplined process: identifying stocks that we believe will be able to generate above-average earnings growth with little volatility; and are trading at attractive valuations relative to our proprietary growth forecasts.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX MFS International Equity Class A returned 20.00%.  By comparison, its benchmark, the Morgan Stanley Capital International (EAFE) Index (“MSCI-EAFE”), returned 25.43%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, and Class C were 1.61%, 1.59%, and 1.51%, respectively.

STRATEGY REVIEW

Security selection and, to a lesser extent, our underweighted position in the basic materials sector detracted from performance relative to the portfolio’s benchmark, the MSCI-EAFE, over the reporting period.  No individual securities were among the portfolio’s top relative detractors.

Our overweighted position in the technology sector held back relative results.  Electronics manufacturer Samsung Electronics Co., Ltd. (South Korea) and printers and computer peripherals maker Canon Inc. (Japan) were principal detractors within this sector.  Not owning strong-performing mobile phones maker Nokia Corporation (Finland) also hindered relative returns.

Auto and housing was among the portfolio’s top detracting sectors due to our underweighted position relative to the benchmark.  No individual stocks within this sector were among the portfolio’s top detractors.

A combination of stock selection and an overweighted position in the leisure sector also detracted from relative performance.  Within this sector, gaming operator William Hill PLC (United Kingdom) dampened relative results.

Several individual holdings within the otherwise strong financial services sector were among the portfolio’s most significant detractors. These included investment management company UBS AG (Switzerland), banking firm Credit Agricole S.A. (France), consumer finance firm Aeon Credit Service (Asia) Company Limited (Japan), and financial services firm Shinsei Bank, Limited (Japan).

Elsewhere, pharmaceutical and diagnostic company Roche Holding Ltd. and consumer products company Kao Corporation (Japan) held back relative returns.

During the reporting period, currency exposure was a detractor from relative performance.  All of our investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the portfolio to have different currency exposure than the benchmark.

Our underweighted position in the financial services sector contributed to performance relative to the MSCI-EAFE.  Private banking company Julius Baer Holding Ltd. (Switzerland) was a top relative contributor.  Not owning poor-performing diversified financial services firm Mitsubishi UFJ Financial Group, Inc. (Japan) was also beneficial.

Security selection in the retailing sector was the primary contributor to relative results.  A key driver within this sector was consumer products exporter Li & Fung Limited (Hong Kong).

Stocks in other sectors that aided relative returns included healthcare products maker Bayer AG (Germany), video game console maker Nintendo Co., Ltd. (Japan), power and gas company E.ON AG (Germany), communications provider Singapore Telecommunications Limited (Singapore), food company Nestle S.A. (Switzerland), and electrical distribution equipment manufacturer Schneider Electric SA (France).  Avoiding pharmaceutical company Novartis AG (Switzerland) also benefited the portfolio.

David R. Mannheim

Marcus L. Smith

Co-Fund Managers

MFS Investment Management

31

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

				From	Inception
	1 Year	5 Years	10 Years	Inception	Date
Class A (NAV)	20.00%	16.68%	5.24%	5.43%	2/1/97
Class A (POP)	13.40%	15.36%	4.65%	4.88%	2/1/97
MSCI EAFE (USD) (1)	25.43%	23.71%	9.64%	9.51%	2/1/97

Class B (NAV)	20.12%	16.23%	4.71%	4.94%	2/1/97
Class B (POP)	17.26%	16.16%	4.71%	4.94%	2/1/97

Class C (NAV)	20.26%	—%	—%	16.40%	11/11/02
Class C (POP)	19.70%	—%	—%	16.40%	11/11/02

NOTES

(1) The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is a widely recognized unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

32

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,050.95	1.77%	$9.14
Hypothetical (b)	1,000.00	1,016.22	1.77	8.99

Class B
Actual	1,000.00	1,051.60	1.74	8.98
Hypothetical (b)	1,000.00	1,016.39	1.74	8.82

Class C
Actual	1,000.00	1,052.90	1.61	8.33
Hypothetical (b)	1,000.00	1,017.02	1.61	8.19

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

33

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.0%)
Australia (0.4%)
QBE Insurance Group, Ltd.	4,041	$122
Austria (1.4%)
Erste Bank DER Oesterreichischen	5,202	421
Bermuda (0.8%)
LI & Fung, Ltd.	48,000	225
Canada (1.0%)
Canadian National Railway Co.	5,233	293
Czech Republic (0.7%)
Komercni Banka As	880	202
France (20.8%)
Air Liquide	3,563	490
AXA SA	13,999	625
Credit Agricole SA	13,994	553
Gaz De France ^	5,474	311
Legrand SA	9,892	365
LVMH Moet Hennessy Louis Vuitton SA	7,583	975
Pernod-Ricard SA	2,674	617
Schneider Electric SA	5,828	801
Societe Television Francaise	5,221	144
Suez SA ‡	4,920	320
Total SA	8,588	691
Vivendi	4,721	212
Germany (8.9%)
Bayer AG	9,317	776
Bayerische Motoren Werke AG	4,693	314
E.ON AG	3,148	614
Linde AG	4,698	594
Merck KGAA	2,500	312
India (0.6%)
Satyam Computer Services, Ltd.	5,350	162
Indonesia (0.3%)
Bank Central Asia TBK PT	127,500	102
Italy (1.5%)
Assicurazioni Generali SpA	3,384	160
Intesa Sanpaolo SpA	33,660	266
Japan (17.8%)
AEON Credit Service Co., Ltd.	10,700	164
Asahi Glass Co., Ltd.	23,000	314
Bridgestone Corp.	11,000	242
Canon, Inc.	14,900	743
Fanuc, Ltd.	2,700	294
Hirose Electric Co., Ltd.	1,300	155
INPEX Holdings, Inc.	32	344
KAO Corp.	31,000	887
Nintendo Co., Ltd.	300	187
Nomura Holdings, Inc.	22,800	405
Omron Corp.	8,800	214
Ricoh Co., Ltd.	18,000	352
Shizuoka Bank, Ltd. (The)	17,000	177
Tokyo Gas Co., Ltd.	36,000	160
Toyota Motor Corp.	10,100	576
Korea, Republic of (1.5%)
Samsung Electronics Co., Ltd.	705	$431
Netherlands (5.2%)
Heineken NV	6,410	448
Royal Dutch Shell PLC Class A ‡	12,766	558
TNT NV	12,780	522
Singapore (1.4%)
Singapore Telecommunications, Ltd.	149,150	420
South Africa (0.2%)
MTN Group, Ltd.	3,600	70
Spain (0.9%)
Banco Bilbao Vizcaya Argentaria SA	11,007	277
Switzerland (16.4%)
Actelion, Ltd. ‡	3,353	166
Givaudan SA	480	471
Julius Baer Holding AG	5,559	481
Nestle SA	3,020	1,393
Roche Holding AG	5,651	963
Swiss Reinsurance	6,115	573
UBS AG	14,397	770
Taiwan (0.7%)
Taiwan Semiconductor Manufacturing	20,002	213
United Kingdom (17.4%)
BG Group PLC	6,389	118
BHP Billiton PLC	6,498	247
Diageo PLC	28,006	640
GlaxoSmithKline PLC	28,775	740
HSBC Holdings PLC ‡	16,340	323
Ladbrokes PLC	34,418	294
Reckitt Benckiser Group PLC ‡	14,361	832
Smiths Group PLC	20,124	472
Tesco PLC	30,169	306
William Hill PLC	46,037	592
WPP Group PLC	40,177	548
United States (1.1%)
Synthes, Inc.	2,684	335
Total Common Stocks (cost $24,116)		29,084

Total Security Lending Collateral (cost $118) ±		118
Total Investment Securities (cost $24,234) #		$29,202

The notes to the financial statements are an integral part of this report.

34

NOTES TO SCHEDULE OF INVESTMENTS

q	Value is less than $1
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007 of all securities on loan is $112.
±

Cash collateral for the Repurchase Agreements, valued at $22, that serves as collateral for securities lending, is invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $24,431. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $5,068 and $297, respectively. Net unrealized appreciation for tax purposes is $4,771.

The notes to the financial statements are an integral part of this report

35

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Chemicals	8.0%	$2,330
Commercial Banks	8.0%	2,321
Pharmaceuticals	6.9%	2,016
Household Products	5.9%	1,719
Oil, Gas & Consumable Fuels	5.9%	1,712
Beverages	5.8%	1,705
Capital Markets	5.7%	1,656
Insurance	5.1%	1,480
Food Products	4.8%	1,393
Electrical Equipment	4.0%	1,166
Office Electronics	3.8%	1,095
Textiles, Apparel & Luxury Goods	3.3%	975
Media	3.1%	904
Automobiles	3.0%	889
Hotels, Restaurants & Leisure	3.0%	886
Semiconductors & Semiconductor Equipment	2.2%	644
Electric Utilities	2.1%	614
Air Freight & Logistics	1.8%	522
Industrial Conglomerates	1.6%	472
Gas Utilities	1.6%	470
Diversified Telecommunication Services	1.4%	420
Electronic Equipment & Instruments	1.3%	369
Health Care Equipment & Supplies	1.1%	335
Energy Equipment & Services	1.1%	320
Building Products	1.1%	314
Food & Staples Retailing	1.0%	306
Machinery	1.0%	294
Road & Rail	1.0%	293
Metals & Mining	0.8%	247
Auto Components	0.8%	242
Trading Companies & Distributors	0.8%	225
Software	0.6%	187
Biotechnology	0.6%	166
Consumer Finance	0.6%	164
IT Services	0.6%	162
Wireless Telecommunication Services	0.2%	70
Investment Securities, at value	99.6%	29,083
Short-Term Investments	0.4%	119
Total Investments	100.0%	$29,202

The notes to the financial statements are an integral part of this report.

36

TA IDEX PIMCO Real Return TIPS

MARKET ENVIRONMENT

The primary focus during the year centered on concerns about the sub-prime mortgage sector that developed in 2007.  During most of the year the Federal Reserve Board (“Fed”) focused on stronger economic data making it difficult for them to ease rates, as they focused on inflation concerns.  Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers that helped offset headwinds from the residential property market.  In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed’s targeted range.  Weakness in the sub-prime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold throughout most of the year, after pausing in August 2006 with the federal funds rate (“fed funds rate”) at 5.25%.  However, turmoil in the sub-prime market and the liquidity crunch in the asset-backed commercial paper market drove the Fed to take action in 2007.  Initially, in August 2007, the Fed cut the discount rate, by 50 basis points (“bps”) to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, the Fed met in September, and citing developments in the financial markets that have increased the uncertainty surrounding the economic outlook, cut both the fed funds and discount rates by 50 bps, to 4.75% and 5.25%, respectively. At the Fed’s October 31, 2007 meeting, they again cut the fed funds and the discount rates by another 25 bps, to 4.50% and 5.00%, respectively; but cited that the upside risks to inflation and the downside risks to economic growth are roughly equal indicating that more rate cuts may not be needed. At the end of October 2007 the benchmark ten-year Treasury yielded 4.47%, 13 basis points lower than at the start of the period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX PIMCO Real Return TIPS Class A returned 5.27%.  By comparison its benchmark, the Lehman Brothers Global Real U.S. TIPS Index, returned 6.33%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 0.87%, 0.91%, 0.86%, and 0.73%, respectively.

STRATEGY REVIEW

The portfolio’s investment process is based upon a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, facilitating the identification and analysis of undervalued securities. No single strategy dominates returns; the total return strategy relies on multiple sources of value added in a highly diversified portfolio.

During the twelve-month reporting period the portfolio’s performance was relatively stable despite a volatile market (most noticeable in the past three months) as we employed an overweight to Treasury Inflation Protected Securities (“TIPS”) in the portfolio in addition to an emphasis to emerging market currencies.  We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AA+ level during the reporting period.

The portfolio’s below benchmark duration, on average, detracted from performance over the period.  The portfolio benefited from tactical adjustments and holdings in non-index securities. In particular, while holdings of mortgage-backed securities detracted from performance, holdings in emerging market currencies, a curve steepening bias in the United States and in the United Kingdom all proved sources of added value.  Also, an overweight to short-maturity TIPS in the U.S. added to performance as the price of oil reached new records.

John B. Brynjolfsson

Fund Manager

Pacific Investment Management Co., LLC

37

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

		From	Inception
	1 Year	Inception	Date
Class A (NAV)	5.24%	4.27%	3/1/03
Class A (POP)	0.29%	3.18%	3/1/03
Lehman Brothers Global Real US Tips Index (1)	6.33%	4.88%	3/1/03

Class B (NAV)	5.31%	3.83%	3/1/03
Class B (POP)	0.31%	3.64%	3/1/03

Class C (NAV)	5.38%	3.77%	3/1/03
Class C (POP)	4.38%	3.77%	3/1/03

Class I (NAV)	5.54%	3.78%	11/8/04

NOTES

(1) The Lehman Brothers Global Real U.S. TIPS (LBGR U.S. TIPS) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception, calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a “non-diversified” fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund. In addition, this fund invests in derivatives that are subject to the additional risks of inaccurate market predictions, illiquid markets, adverse tax consequences, and leveraging. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

38

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,036.64	0.87%	$4.49
Hypothetical (b)	1,000.00	1,020.73	0.87	4.46

Class B
Actual	1,000.00	1,036.97	0.89	4.55
Hypothetical (b)	1,000.00	1,020.67	0.89	4.52

Class C
Actual	1,000.00	1,037.38	0.84	4.31
Hypothetical (b)	1,000.00	1,020.91	0.84	4.27

Class I
Actual	1,000.00	1,037.46	0.73	3.76
Hypothetical (b)	1,000.00	1,021.45	0.73	3.73

(a)          Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)          5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At October 31, 2007

This chart shows the percentage breakdown by asset type of the Fund’s total investment securities.

39

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS (103.1%)
U.S. Treasury Inflation Indexed Bond, TIPS
2.00%, due 01/15/2026		$40,543	$39,159
2.38%, due 01/15/2025 – 01/15/2027		98,022	100,233
3.38%, due 04/15/2032		937	1,161
3.63%, due 04/15/2028		38,310	47,178
3.88%, due 04/15/2029		42,169	54,151
U.S. Treasury Inflation Indexed Note, TIPS
0.88%, due 04/15/2010		33,256	32,492
1.88%, due 07/15/2013 – 07/15/2015 (1)		110,413	109,837
2.00%, due 04/15/2012 – 01/15/2016		100,728	100,621
2.38%, due 04/15/2011 – 01/15/2017		58,445	59,622
2.50%, due 07/15/2016		14,311	14,781
2.63%, due 07/15/2017		5,117	5,346
3.00%, due 07/15/2012		21,510	22,606
3.38%, due 01/15/2012		532	564
3.50%, due 01/15/2011		39,903	41,997
3.88%, due 01/15/2009		31,316	32,148
4.25%, due 01/15/2010		44,368	46,791
U.S. Treasury Note
4.63%, due 02/29/2012		10,500	10,713
Total U.S. Government Obligations (cost $710,949)			719,400

U.S. GOVERNMENT AGENCY OBLIGATIONS (58.5%)
Fannie Mae
5.28%, due 08/25/2034		240	236
5.50%, due 11/01/2036 – 10/01/2037		311,208	306,679
6.00%, due 08/01/2036 – 10/01/2037		12,370	12,463
6.13%, due 10/01/2044 *		94	95
Fannie Mae, TBA
5.50%, due 11/01/2037		2,400	2,365
6.00%, due 11/01/2037		19,900	20,043
Freddie Mac
4.50%, due 05/15/2017		190	188
5.00%, due 02/15/2020		2,569	2,561
5.50%, due 07/01/2037		58,500	57,593
5.98%, due 02/15/2019 *		6,126	6,103
Total U.S. Government Agency Obligations (cost $404,779)			408,326

FOREIGN GOVERNMENT OBLIGATIONS (3.4%)
Japanese Government CPI Linked Bond, TIPS
0.80%, due 12/10/2015	JPY	390,780	3,323
1.10%, due 12/10/2016		608,170	5,262
1.20%, due 06/10/2017		1,638,150	14,209
Russian Federation, Reg S
7.50%, due 03/31/2030		$495	558
Total Foreign Government Obligations (cost $22,931)			23,352

MORTGAGE-BACKED SECURITIES (2.3%)
Banc of America Mortgage Securities, Inc.		95	96
Series 2004-1, Class 5A1
6.50%, due 09/25/2033
Bear Stearns Adjustable Rate Mortgage Trust		1,621	1,605
Series 2005-2, Class A1
4.13%, due 03/25/2035
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A2
4.13%, due 03/25/2035 *		$825	$810
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-5, Class A1
4.55%, due 08/25/2035 *		570	577
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-5, Class A2
4.55%, due 08/25/2035 *		783	772
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class A1A
4.90%, due 12/25/2035		69	69
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1
4.75%, due 08/25/2035 *		651	646
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2
4.25%, due 08/25/2035 *		636	622
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A3
4.10%, due 08/25/2035		84	83
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-3, Class 1A2
5.42%, due 04/25/2035		1,610	1,583
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-R2, Class 1AF1
5.47%, due 06/25/2035 -144A		411	402
DaimlerChrysler Finco Term
5.00%, due 08/03/2014 (2)		3,300	3,300
Greenpoint Mortgage Funding Trust
Series 2005-AR1, Class A2
5.35%, due 06/25/2045		774	757
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
4.54%, due 09/25/2035 *		1,245	1,235
HCA, Inc.
7.45%, due 11/18/2013 (2)		3,077	3,003
Sequoia Mortgage Trust
Series 5, Class A
5.85%, due 10/19/2026		207	206
Total Mortgage-Backed Securities (cost $15,674)			15,766

The notes to the financial statements are an integral part of this report.

40

	Principal	Value
ASSET-BACKED SECURITIES (0.2%)
Equity One ABS, Inc.
Series 2004-1, Class AV2
5.43%, due 04/25/2034	$48	$47
GSAMP Trust
Series 2004-SEA2, Class A2A
5.42%, due 03/25/2034	117	117
Lehman XS Trust
Series 2006-10N, Class 1A1A
4.87%, due 07/25/2046 *	270	269
Merrill Lynch Mortgage Investors, Inc.
Series 2006-WMC1, Class A2A
5.21%, due 01/25/2037	10	10
Residential Asset Securities Corp.
Series 2006-KS3, Class AI1
5.20%, due 04/25/2036	14	14
Small Business Administration
Series 2004-P10A, Class (1)
4.50%, due 02/01/2014	805	770
Truman Capital Mortgage Loan Trust
Series 2004-1, Class A1
5.47%, due 01/25/2034 -144A	17	17
Total Asset-Backed Securities (cost $1,282)		1,244

LONG-TERM MUNICIPAL BONDS (0.2%)
Buckeye Tobacco Settlement Financing
5.88%, due 06/01/2047	500	485
New York City Municipal Water Finance Authority Class D
4.75%, due 06/15/2038	200	199
Tobacco Settlement Finance Authority
7.47%, due 06/01/2047	400	395
Tobacco Settlement Financing Corp.
6.00%, due 06/01/2023	600	610
Total Long-Term Municipal Bonds (cost $1,601)		1,689

CORPORATE DEBT SECURITIES (6.3%)
Abbey National Treasury Services PLC
5.07%, due 07/02/2008 *	4,700	4,701
Atlantic & Western RE, Ltd.
11.48%, due 01/09/2009 * § -144A	700	708
Bear Stearns Co., Inc.
6.95%, due 08/10/2012	1,700	1,769
BellSouth Corp. -144A
4.24%, due 04/26/2008	3,300	3,285
C10 Capital SPV, Ltd. -144A
6.72%, due 12/31/2016 Ž	300	289
Canada Government, TIPS
3.00%, due 12/01/2036	434	548
Citigroup Funding, Inc.
5.14%, due 04/23/2009 *	3,200	3,196
Citigroup, Inc.
5.40%, due 01/30/2009 *	500	500
CSC Holdings, Inc.
7.88%, due 12/15/2007	$1,100	$1,101
Ford Motor Credit Co. LLC
7.25%, due 10/25/2011	1,950	1,814
7.80%, due 06/01/2012	150	141
Fortis Bank
4.77%, due 06/30/2008 *	3,000	2,995
Foundation RE II, Ltd. -144A
12.27%, due 11/26/2010 * §	500	517
General Electric Capital Corp. -144A
5.66%, due 03/04/2008 *	2,300	2,300
5.74%, due 12/12/2008 *	500	500
6.50%, due 09/15/2067 *	1,900	3,971
Goldman Sachs Group, Inc.
6.75%, due 10/01/2037	400	402
Goldman Sachs Group, Inc. (The)
5.50%, due 06/28/2010 *	3,000	2,991
Harrah’s Operating Co., Inc.
7.50%, due 01/15/2009	200	203
Koch Forest Products, Inc. (2)
6.83% - 7.47%, due 12/20/2012 *	983	959
Kraft Foods, Inc.
6.00%, due 02/11/2013	700	721
Longpoint RE, Ltd. -144A
10.94%, due 05/08/2010 * §	600	618
Mystic RE, Ltd. -144A
14.54%, due 12/05/2008 * §	400	409
15.54%, due 06/07/2011 * §	1,000	1,052
Rabobank Nederland -144A
5.38%, due 01/15/2009 *	400	400
Redwood Capital IX, Ltd. -144A
12.99%, due 01/09/2008 * §	300	301
Residential Reinsurance 2007, Ltd. -144A
12.87%, due 06/07/2010 * §	1,600	1,651
Royal Bank of Scotland Group PLC
7.09%, due+ * Ž	300	449
Unicredit Luxembourg Finance SA -144A
5.41%, due 10/24/2008 *	900	898
United Kingdom, TIPS
2.50%, due 05/20/2009	600	3,263
Vita Capital III, Ltd. -144A
6.35%, due 01/01/2012 * §	400	397
Wachovia Bank NA
5.69%, due 12/02/2010 *	1,200	1,189
Total Corporate Debt Securities (cost $43,656)		44,238

The notes to the financial statements are an integral part of this report.

41

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.4%)
U.S. Treasury Bill
Zero Coupon, due 12/13/2007 (1)	$2,150	$2,141
4.62%, due 11/29/2007 (1)	635	633
Total Short-Term U.S. Government Obligations (cost $2,773)		2,773

	Contracts (•)	Value
PURCHASED OPTIONS (0.0%)
10-Year U.S. Treasury Note Future
Expires 11/20/2007	615	$9
5-Year U.S. Treasury Note Future
Expires 11/20/2007	261	4
U.S. Treasury Bond Future
Expires 11/20/2007	682	11
Total Purchased Options (cost $29)		24

	Notional Amount	Value
PURCHASED SWAPTIONS (0.1%)
Covered Call Options (0.1%)
LIBOR Rate Swaption
Call Strike $4.75
Expires 03/31/2008 §	21,000	147
LIBOR Rate Swaption
Call Strike $1.35
Expires 06/26/2008 §	3,000	303
LIBOR Rate Swaption
Call Strike $4.75
Expires 09/26/2008 §	5,000	41
LIBOR Rate Swaption
Put Strike $1.39
Expires 07/08/2010 §	3,400	114
LIBOR Rate Swaption
Call Strike $1.39
Expires 07/08/2010 §	3,400	302
TSY Inflation Swaption
Put Strike $71.00
Expires 11/13/2007 §	50,000	q
Put Options (0.0%)
LIBOR Rate Swaption
Put Strike $1.35
Expires 06/26/2008 §	3,000	21
Total Purchased Swaptions (cost $693)		928

	Principal	Value
CONVERTIBLE BONDS (0.4%)
Chesapeake Energy Corp., Convertible
2.50%, due 05/15/2037	$2,500	$2,781
Total Convertible Bonds (cost $2,536)		2,781
Total Investment Securities (cost $1,206,903) #		$1,220,522

	Contracts (•)	Value
WRITTEN OPTIONS - 0.0%
10-Year U.S. Treasury Note Future	98	$72
Expires 2/22/2008
Put Options - 0.0%
10-Year U.S. Treasury Note Future	22	5
Put Strike $106.00
Expires 2/22/2008
Total Written Options (premiums: $47)		77

	Notional Amount	Value
WRITTEN SWAPTIONS - 0.2%
Put Swaptions - 0.1%
Dow Jones CDX.IG.9 Index	$1,000	$1
Put Strike $1.00
Expires 12/20/2007
LIBOR Rate Swaption	1,600	34
Put Strike $5.67
Expires 8/7/2008
LIBOR Rate Swaption	2,000	43
Put Strike $5.67
Expires 8/7/2008
LIBOR Rate Swaption	8,000	171
Put Strike $5.25
Expires 9/15/2008
LIBOR Rate Swaption	7,000	213
Put Strike $5.37
Expires 9/20/2010
LIBOR Rate Swaption	4,000	121
Put Strike $5.37
Expires 9/20/2010
Covered Call Swaptions - 0.1%
Dow Jones CDX.IG.9 Index	1,000	3
Call Strike $0.70
Expires 12/20/2007
LIBOR Rate Swaption	9,000	113
Call Strike $4.95
Expires 3/31/2008
LIBOR Rate Swaption	1,600	98
Call Strike $5.67
Expires 8/7/2008
LIBOR Rate Swaption	2,000	123
Call Strike $5.67
Expires 8/7/2008
LIBOR Rate Swaption	8,000	206
Call Strike $5.25
Expires 9/15/2008
LIBOR Rate Swaption	2,000	30
Call Strike $4.95
Expires 9/26/2008
LIBOR Rate Swaption	7,000	214
Call Strike $5.37
Expires 9/20/2010

The notes to the financial statements are an integral part of this report.

42

	Notional Amount	Value
WRITTEN SWAPTIONS (continued)
LIBOR Rate Swaption	$4,000	$122
Call Strike: $5.37
Expires 9/20/2010
Total Swaptions Written (premiums: $1,578)		$1,492

SWAP AGREEMENTS

			Net Unrealized
	Expiration	Notional	Appreciation
	Date	Amount	(Depreciation)
Receive a fixed rate equal to 0.24% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 7.50%, due 03/31/2030. Counterparty: HSBC Bank USA	02/20/08	$1,000	$(1)

Receive a fixed rate equal to 0.28% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: HSBC Bank USA	11/20/07	1,000	q

Receive a fixed rate equal to 0.30% and the Fund will pay to the counterparty at the notional amount in the event of default of Republic of Panama Government Bond, 8.875%, due 09/30/2027. Counterparty: Barclays Bank PLC	12/22/08	1,700	(2)

Receive a fixed rate equal to 0.33% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: Barclays Bank PLC	12/22/08	1,700	(3)

Receive a fixed rate equal to 0.35% and The Fund will pay to the counterparty at the notional amount in the event of default of Republic of PERU Government Bond, 8.75%, due 11/21/2033. Counterparty: Barclays Bank PLC	12/22/08	1,700	(1)

Receive a fixed rate equal to 0.51% and The Fund will pay to the counterparty at the notional amount in the event of default of Republic of Indonesia Government Bond, 6.75%, due 03/10/2014. § Counterparty: Deutsche Bank AG	12/22/08	1,700	q

Receive a fixed rate equal to 0.60% and the Fund will pay to the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.IG.5 10 Year Index, the remaining interest payments on those defaulted securities. Counterparty: Merrill Lynch Intl	12/20/12	$8,400	$(3)

Receive a fixed rate equal to 0.60% and the Fund will pay to the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.IG.5 10 Year Index, the remaining interest payments on those defaulted securities. Counterparty: Morgan Stanley Capital Services, Inc.	12/20/12	8,400	(3)

Receive a fixed rate equal to 0.66% and the Fund will pay to the counterparty at the notional amount in the event of default of Lehman Brothers Holdings, 6.63% due 1/08/2012. Counterparty: Royal Bank of Scotland PLC	09/20/12	400	(6)

Receive a fixed rate equal to 0.72% and the Fund will pay to the counterparty at the notional amount in the event of default of Bear Stearns Co Inc, 6.63% due 1/08/2012. Counterparty: Citibank NA	09/20/12	800	(11)

Receive a fixed rate equal to 0.78% and The Fund will pay to the counterparty at the notional amount in the event of default of Ukraine Government Bond, 7.65%, due 06/11/2013. Counterparty: Barclays Bank PLC	12/22/08	1,700	(1)

Receive a fixed rate equal to 0.97% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp, 6.88%, due 01/15/2016. Counterparty: Credit Suisse International	06/20/12	200	(2)

The notes to the financial statements are an integral part of this report.

43

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 1.01% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp, 6.88%, due 01/15/2016. Counterparty: Credit Suisse Intl	06/20/12	$200		$(2)

Receive a fixed rate equal to 1.01% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp, 6.88%, due 01/15/2016. Counterparty: Credit Suisse Intl	06/20/12	700		(6)

Receive a fixed rate equal to 1.04% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp, 6.88%, due 01/15/2016. Counterparty: Credit Suisse Intl	06/20/12	100		(1)

Receive a fixed rate equal to 1.12% and the Fund will pay to the counterparty at the notional amount in the event of default of Lehman Brothers Holdings, 6.625%, due 1/18/2012. Counterparty: BNP Parabas §	09/20/12	200		1

Receive a fixed rate equal to 1.20% and the Fund will pay to the counterparty at the notional amount in the event of default of Lehman Brothers Holdings, 6.625%, due 1/18/2012. Counterparty: BNP Parabas §	09/20/12	200		2

Receive a fixed rate equal to 1.37% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp, 6.88%, due 01/15/2016. Counterparty: Morgan Stanley Capital Services, Inc. §	09/20/12	500		4

Receive a fixed rate equal to 1.40% and the Fund will pay to the counterparty at the notional amount in the event of default of Ford Motor Credit, 7.00%, due 10/01/2013. § Counterparty: Goldman Sachs Intl	09/20/08	$1,600		$(36)

Receive a fixed rate equal to 1.40% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.88%, due 08/28/2012. Counterparty: Barclays Bank PLC	09/20/08	600		(15)

Receive a fixed rate equal to 1.43% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.88%, due 08/28/2012. Counterparty: Barclays Bank PLC	09/20/08	1,000		$(26)

Receive a fixed rate equal to 1.55% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp., 6.88%, due 1/15/2016. Counterparty: Credit Suisse Intl §	09/20/12	100		2

Receive a fixed rate equal to 1.95% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC	03/15/12	EUR	700	(11)

Receive a fixed rate equal to 1.98% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC	04/30/12	EUR	500	(4)

The notes to the financial statements are an integral part of this report.

44

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 1.95% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Royal Bank of Scotland PLC	03/30/12	EUR	$700	$(5)

Receive a fixed rate equal to 1.96% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Royal Bank of Scotland PLC	03/28/12	EUR	200	(1)

Receive a fixed rate equal to 1.96% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC	04/05/12	EUR	200	(1)

Receive a fixed rate equal to 1.97% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: JPMorgan Chase Bank	12/15/11	EUR	2,200	(5)

Receive a fixed rate equal to 1.98% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Goldman Sachs Capital Markets, LP	12/15/11	EUR	7,400	(14)

Receive a fixed rate equal to 1.98% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: BNP Paribas	03/15/12	EUR	1,100	(3)

Receive a fixed rate equal to 1.99% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: BNP Paribas	12/15/11	EUR	$2,900	$(1)

Receive a fixed rate equal to 10.12% and the Fund will pay a floating rate based on the Brazilian Real-CDI. Counterparty: Morgan Stanley Capital Services Inc.	01/02/12	BRL	3,000	(72)

Receive a fixed rate equal to 10.58% and the Fund will pay a floating rate based on the Brazilian Real-CDI. Counterparty: UBS AG	01/02/12	BRL	15,700	(246)

Receive a fixed rate equal to 10.68% and the Fund will pay a floating rate based on the Brazilian Real-CDI. Counterparty: Barclays Bank PLC	01/02/12	BRL	14,800	(211)

Receive a fixed rate equal to 2.00% and the Fund will pay a floating rate based on FRC–Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Goldman Sachs Capital Markets, LP	03/15/12	EUR	1,300	(3)

Pay a fixed rate equal to 2.0275% and the Fund will receive a floating rate based on FRC- Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: JPMorgan Chase Bank §	10/17/11	EUR	1,400	13

Receive a fixed rate equal to 2.04% and the Fund will pay a floating rate based on FRC- Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Goldman Sachs Capital Markets, LP §	02/21/11	EUR	5,500	70

The notes to the financial statements are an integral part of this report.

45

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 2.095% and the Fund will pay a floating rate based on FRC- Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: UBS AG §	10/15/11	EUR	$3,600	$50

Receive a fixed rate equal to 2.1025% and the Fund will pay a floating rate based on FRC Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC §	10/15/10	EUR	5,000	99

Receive a fixed rate equal to 2.35% and the Fund will pay a floating rate based on FRC- Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: UBS AG §	10/17/16	EUR	1,400	2

Receive a fixed rate equal to 2.35% and the Fund will pay a floating rate based on FRC- Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: JPMorgan Chase Bank §	10/17/16	EUR	1,300	2

Receive a fixed rate equal to 2.44% and the Fund will pay in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities. Counterparty: Lehman Securities, Inc. §	06/20/12	860		13

Receive a fixed rate equal to 3.05% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.88%, due 08/28/2012. Counterparty: Goldman Sachs International	09/20/12	700		(41)

Receive a fixed rate equal to 3.05% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.88%, due 08/28/2012. Counterparty: Barclays Bank PLC	09/20/12	$100		$(6)

Receive a fixed rate equal to 3.40% and the Fund will pay to the counterparty at the notional amount in the event of default of R.H. Donnelley Corp., 8.875%, due 1/15/2016. Counterparty: Citibank NA §	09/20/12	600		6

Pay a fixed rate equal to 3.44% and the Fund will receive a floating rate based on UK - Retail Price Index. Counterparty: Royal Bank of Scotland PLC §	09/10/27	GBP	700	8

Receive a fixed rate equal to 3.80% and the Fund will pay to the counterparty at the notional amount in the event of default of Ford Motor Credit, 7.00%, due 10/01/2013. Counterparty: Morgan Stanley Capital Services, Inc.	09/20/12	500		(18)

Receive a fixed rate equal to 3.80% and the Fund will pay to the counterparty at the notional amount in the event of default of Ford Motor Credit, 7.00%, due 10/01/2013. Counterparty: Barclays Bank PLC	09/20/12	300		(11)

Receive a fixed rate equal to 4.25% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.88%, due 08/28/2012. § Counterparty: Deutsche Bank AG	09/20/08	200		q

Receive a fixed rate equal to 5.0% and pay a floating rate based on 6-month British Pound-LIBOR § Counterparty: Barclays Bank PLC	06/15/09	GBP	10,200	(261)

The notes to the financial statements are an integral part of this report.

46

Net Unrealized
Expiration	Notional	Appreciation
Date	Amount	(Depreciation)
Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. Counterparty: Barclays Bank PLC §	12/21/09	$16,900	$148

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. Counterparty: Lehman Securities, Inc. §	12/19/12	1,300	10

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Deutsche Bank AG §	12/19/12	3,800	28

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. Counterparty: Deutsche Bank AG §	12/21/09	3,800	33

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on 3-month United States Dollar - LIBOR. Counterparty: Morgan Stanley Capital Services, Inc.	12/19/37	7,500	(402)

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on 3-month United States Dollar - LIBOR. Counterparty: Royal Bank of Scotland PLC	12/19/37	4,600	(246)

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on 3-month United States Dollar - LIBOR. Counterparty: Deutsche Bank AG	12/21/37	900	(48)

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on 3-month United States Dollar - LIBOR. Counterparty: Credit Suisse International §	12/21/09	17,500	153

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on 6-month British Pound–LIBOR Counterparty: Royal Bank of Scotland PLC	09/15/10	GBP	$5,100	$(210)

Receive a fixed rate equal to 1.00% and the Fund will pay a floating rate based on 6-month Japanese Yen - LIBOR. Counterparty: Morgan Stanley Capital Services, Inc. §	03/18/09	JPY	1,900,000	(13)

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar- LIBOR. Counterparty: Barclays Bank PLC §	12/19/12	10,300	77

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar- LIBOR. § Counterparty: Royal Bank of Scotland PLC §	12/19/12	16,300	122

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: UBS AG §	06/18/09	105,000	565

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: Goldman Sachs Capital Markets, LP §	12/21/09	7,900	69

Receive a fixed rate equal to 5.00% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.88%, due 08/28/2012. Counterparty: Citibank NA	09/20/12	600	(1)

Receive a fixed rate equal to 5.05% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.88%, due 08/28/2012. Counterparty: Goldman Sachs Capital Markets, LP	09/22/08	3,400	(16)

The notes to the financial statements are an integral part of this report.

47

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 5.35% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.88%, due 08/28/2012. Counterparty: Goldman Sachs Capital Markets, LP §	09/20/12	$3,400		$44

Receive a fixed rate equal to 6.00% and the Fund will pay a floating rate based on 6-month British Pound–LIBOR Counterparty: Deutsche Bank AG §	03/20/10	GBP	5,100	(69)

Receive a fixed rate equal to 7.00% and the Fund will pay a floating rate based on the 6-month AUD- BBR-BBSW. Counterparty: Barclays Bank PLC	12/15/09	AUD	8,900	(42)

Receive a fixed rate equal to 6.50% and the Fund will pay a floating rate based on the 6-month AUD–BBR-BBSW. Counterparty: Deutsche Bank AG	01/15/10	AUD	10,400	(169)

Receive a fixed rate equal to 6.50% and the Fund will pay a floating rate based on the 6-month AUD–BBR-BBSW. Counterparty: Royal Bank of Scotland PLC	01/15/10	AUD	1,100	(18)

Receive a fixed rate equal to 6.50% and the Fund will pay a floating rate based on the 6-month Australian Dollar- Bank Bill Rate–BBSW (AUD–BBR-BBSW). Counterparty: JPMorgan Chase Bank	01/15/10	AUD	1,700	(28)

Receive a fixed rate equal to 6.50% and the Fund will pay a floating rate based on the 6-month Australian Dollar– Bank Bill Rate–BBSW (AUD–BBR-BBSW). Counterparty: Citibank NA	01/15/10	AUD	2,700	(44)

Pay a fixed rate equal to 6.75% and the Fund will receive a floating rate based on the 6-month AUD- BBR-BBSW. Counterparty: Morgan Stanley Capital Services, Inc. §	12/15/17	AUD	$1,200	$18

Pay a fixed rate equal to 6.75% and the Fund will receive a floating rate based on the 6-month AUD- BBR-BBSW. Counterparty: Barclays Bank PLC §	12/15/17	AUD	1,100	16

Receive a fixed rate equal to 6.85% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.875%, due 08/28/2012. Counterparty: Morgan Stanley Capital Services, Inc. §	06/20/12	300		18

Receive a fixed rate equal to 7.00% and the Fund will pay a floating rate based on the 6-month AUD- BBR-BBSW. Counterparty: Morgan Stanley Capital Services, Inc.	12/15/09	AUD	9,600	(45)

Receive a fixed rate equal to 7.00% and the Fund will pay a floating rate based on the 6-month Australian Dollar- Bank Bill Rate- BBSW (AUD- BBR-BBSW.) Counterparty: Deutsche Bank AG	06/15/10	AUD	30,700	(261)

Receive a fixed rate equal to 7.00% and the Fund will pay to the counterparty at the notional amount in the event of default of GMAC LLC, 6.875%, due 08/28/2012. Counterparty: Bank of America §	09/20/12	$400		26

Receive a fixed rate equal to 8.17% and the Fund will pay a floating rate based on Mexican Peso Interbank Equilibrium Interest Rate (TIIE)-Banxico. Counterparty: Morgan Stanley Capital Services, Inc.	11/04/16	MXN	13,900	(6)

The notes to the financial statements are an integral part of this report.

48

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 8.17% and the Fund will pay a floating rate based on Mexican Peso Interbank Equilibrium Interest Rate (TIIE)-Banxico. Counterparty: Merrill Lynch Capital Services	11/04/16	MXN	$35,400	$(15)

Receive a fixed rate equal to 8.17% and the Fund will pay a floating rate based on the Mexican Peso TIIE-Banxico. Counterparty: Citibank NA	11/04/16	MXN	69,400	(30)

Receive a fixed rate equal to 8.17% and the Fund will pay a floating rate based on the Mexican Peso TIIE-Banxico. Counterparty: Goldman Sachs Capital Markets LP	11/04/16	MXN	33,500	(15)

Receive a fixed rate equal to 8.33% and the Fund will pay a floating rate based on Mexican Peso TIIE-Banxico. Counterparty: Barclays Bank PLC §	02/14/17	MXN	6,400	3

Receive a floating rate based on 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Deutsche Bank AG §	12/20/26	1,300		51

Receive a floating rate based on 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Deutsche Bank AG §	12/20/21	1,200		30

Receive a floating rate based on 6-month British Pound-LIBOR and pay a fixed rate equal to 4.00%. Counterparty: Barclays Bank PLC §	12/17/35	GBP	3,300	256

Receive a floating rate based on 6-month Great British Pound-LIBOR and pay a fixed rate equal to 4.25%. Counterparty: HSBC Bank USA §	06/12/36	GBP	1,300	256

Receive a floating rate based on 6-month Great British Pound–LIBOR and the Fund will pay a fixed rate equal to 4.00%. Counterparty: Royal Bank of Scotland PLC §	12/17/35	GBP	$1,400	$133

Receive a floating rate based on 6-month Great British Pound–LIBOR and the Fund will pay a fixed rate equal to 5.0%. Counterparty: Goldman Sachs Capital Markets, LP §	09/15/15	GBP	2,400	158

Pay a floating rate based on 6-month Great British Pound–LIBOR and the Fund will receive a fixed rate equal to 5.0%. Counterparty: Royal Bank of Scotland PLC	09/15/10	GBP	3,400	(140)

Receive a floating rate based on 6-month Great British Pound–LIBOR and the Fund will pay a fixed rate equal to 5.00%. § Counterparty: Barclays Bank PLC	03/20/18	GBP	1,900	101

Receive a floating rate based on 6-month-EURIBOR and the Fund will pay a fixed rate equal to 4.00%. Counterparty: Credit Suisse International §	06/15/17	EUR	7,600	550

Receive a floating rate based on CPTFEMU Index and the Fund will pay a fixed rate equal to 2.275%. Counterparty: UBS AG §	10/17/16	EUR	1,400	9

Receive a floating rate based on the 3-month Canadian Bank rate and pay a fixed rate equal to 5.50%. Counterparty: Royal Bank of Scotland PLC	06/20/17	CAD	100	(2)

Receive a floating rate based on the 3-month Canadian Bank rate and pay a fixed rate equal to 5.50%. Counterparty: Bank of America	06/20/17	CAD	11,100	(196)

Receive a floating rate based on the 3-month Canadian Bank rate and the Fund will pay a fixed rate equal to 5.00%. Counterparty: Bank of America §	06/20/12	CAD	15,700	83

The notes to the financial statements are an integral part of this report.

49

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Royal Bank of Scotland PLC §	12/19/17	$37,200		$341

Receive a floating rate based on the 3-month United States Dollar LIBOR and pay a fixed rate equal to 5.00%. Counterparty: UBS AG §	12/19/17	1,800		16

Receive a floating rate based on the 3-month United States Dollar LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Morgan Stanley Capital Services, Inc. §	12/19/17	100		1

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Deutsche Bank AG §	12/19/17	8,400		77

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Barclays Bank PLC	12/19/17	5,700		52

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Deutsche Bank AG	12/19/14	4,000		(7)

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Credit Suisse International §	12/19/17	2,800		26

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Bank of America §	12/19/17	7,800		71

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. Counterparty: Barclays Bank PLC	12/19/14	$5,400		$(9)

Receive a floating rate based on the 6-month Japanese Yen- LIBOR and pay a fixed rate equal to 2.00%. Counterparty: Barclays Bank PLC	12/20/16	JPY	980,000	(203)

Receive a floating rate based on the 6-month Japanese Yen- LIBOR and pay a fixed rate equal to 2.00%. Counterparty: Deutsche Bank AG	12/20/16	JPY	160,000	(33)

Receive a floating rate based on the 6-month Japanese Yen- LIBOR and pay a fixed rate equal to 2.00%. Counterparty: Goldman Sachs International	12/20/16	JPY	150,000	(31)

Receive from the counterparty a fixed rate equal to 0.39% and the Fund will pay at the notional amount in the event of default of Goldman Sachs Group, Inc., 6.60%, due 1/15/2012. Counterparty: BNP Parabas §	12/20/12	200		2

Receive from the counterparty a fixed rate equal to 0.40% and the Fund will pay at the notional amount in the event of default of Goldman Sachs Group, Inc., 6.60%, due 1/15/2012. Counterparty: Citibank NA §	12/20/12	200		2

Receive from the counterparty a fixed rate equal to 0.75% and the Fund will pay at the notional amount in the event of default of Goldman Sachs Group, Inc., 6.60%, due 1/15/2012. Counterparty: Morgan Stanley Capital Services, Inc. §	09/20/12	500		3

The notes to the financial statements are an integral part of this report.

50

			Net Unrealized
	Expiration	Notional	Appreciation
	Date	Amount	(Depreciation)
Receive from the counterparty a fixed rate equal to 0.80% and the Fund will pay at the notional amount in the event of default of Goldman Sachs Group, Inc., 6.60%, due 1/15/2012. Counterparty: Morgan Stanley Capital Services, Inc. §	09/20/12	$400	$3

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.30%. Counterparty: Lehman Securities, Inc. §	06/20/12	1,200	12

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.46%. Counterparty: Merrill Lynch International §	06/20/12	1,290	21

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. Counterparty: Barclays Bank PLC §	06/20/12	2,200	75

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. Counterparty: Morgan Stanley Capital Services, Inc. §	06/20/12	2,700	92

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. Counterparty: UBS AG §	06/20/12	$2,400	$81

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. Counterparty: Bear Stearns §	06/20/12	100	3

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. Counterparty: Merrill Lynch Intl §	06/20/12	2,600	80

Total Swap Agreements (Premium $-728)		$3,886,150	$990

The notes to the financial statements are an integral part of this report.

51

FUTURES CONTRACTS:

				Net Unrealized
		Settlement		Appreciation
	Contracts (•)	Date	Amount	(Depreciation)
3-Month Euro EURIBOR	207	12/15/2008	71,634	$113
3-Month Euro EURIBOR	13	06/15/2009	4,508	14
3-Month Euro EURIBOR	20	03/16/2009	6,923	21
3-Month Euro EURIBOR	(35)	09/15/2008	12,109	23
90-Day Euro Dollar	124	12/15/2008	29,667	32
90-Day Euro Dollar	66	03/17/2008	15,758	95
90-Day Euro Dollar	(17)	09/15/2008	4,067	(21)
90-Day GBP LIBOR	12	03/19/2009	2,946	(1)
90-Day Euro Dollar	126	12/17/2007	30,004	40
90-Day Euro Dollar	137	06/15/2009	32,729	57
90-Day Euro Dollar	109	06/16/2008	26,056	90
90-Day Euro Dollar	277	03/16/2009	66,241	111
90-Day Euro Dollar	137	09/14/2009	32,695	58
90-Day GBP LIBOR	365	06/18/2008	89,405	(19)
90-Day GBP LIBOR	22	06/17/2009	5,399	(3)
90-Day GBP LIBOR	261	03/19/2008	63,188	(228)
Euro-BUND	(20)	12/10/2007	(3,279)	(31)
90-Day GBP LIBOR	143	09/18/2008	35,075	(28)
10-Year U.S. Treasury Note	(517)	12/31/2007	(56,878)	(578)
5-Year U.S. Treasury Note	(261)	12/30/2007	(28,017)	(123)
U.S. Treasury Long Bond	(682)	12/30/2007	(76,789)	(757)

			$363,445	$(1,135)

The notes to the financial statements are an integral part of this report.

52

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought(Sold)	(Depreciation)
Brazil Real	3,817	03/04/2008	$1,993	$167
Brazil Real	16,798	07/02/2008	8,380	969
Brazil Real	352	11/05/2007	185	18
Brazil Real	(352)	11/05/2007	(195)	(8)
Canadian Dollar	140	11/01/2007	144	4
Canadian Dollar	(508)	11/01/2007	(501)	(34)
Canadian Dollar	(368)	12/20/2007	(387)	q
Chinese Yuan Renminbi	51,704	01/10/2008	6,928	102
Chinese Yuan Renminbi	(51,704)	01/10/2008	(7,011)	(18)
Chinese Yuan Renminbi	43,219	03/02/2009	6,107	231
Chinese Yuan Renminbi	(43,219)	03/02/2009	(6,182)	(156)
Chinese Yuan Renminbi	26,240	03/07/2008	3,578	31
Chinese Yuan Renminbi	(26,240)	03/07/2008	(3,586)	(22)
Euro Dollar	(4,269)	11/05/2007	(6,046)	(131)
Japanese Yen	(3,094,277)	12/13/2007	(27,114)	148
Malaysian Ringgit	2,844	05/21/2008	843	15
Mexican Peso	75,322	03/13/2008	6,890	75
Mexican Peso	111,891	07/10/2008	9,978	263
Poland Zloty	7,517	07/10/2008	2,736	250
Republic of Korea Won	122,721	01/30/2008	135	2
Republic of Korea Won	2,356,431	05/30/2008	2,526	101
Russian Ruble	101,274	01/11/2008	3,967	125
Russian Ruble	(51,738)	01/11/2008	(2,072)	(18)
Russian Ruble	1,112	07/10/2008	44	1
Singapore Dollar	161	02/20/2008	108	4
Singapore Dollar	3,886	05/22/2008	2,602	111
Swiss Franc	(640)	12/06/2007	(533)	(20)
United Kingdom Pound	(5,081)	11/01/2007	(10,215)	(340)
United Kingdom Pound	(5,081)	12/20/2007	(10,486)	(53)
			$(17,184)	$1,817

The notes to the financial statements are an integral part of this report.

53

NOTES TO SCHEDULE OF INVESTMENTS

q	Value is less than $1
*	Floating or variable rate note. Rate is listed as of October 31, 2007.
§	Illiquid
Contract Amounts are not in thousands
(1)

At October 31, 2007, all or a portion of this security is segregated with the custodian to cover margin requirements for open options and futures contracts. The value of all securities segregated at October 31, 2007 is $169.

(2)	Loan Participation
•	The security has a perpetual maturity. The date shown is the next call date.
#

Aggregate cost for federal income tax purposes is $1,209,719. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $11,737 and $934, respectively. Net unrealized appreciation for tax purposes is $10,803.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $11,836, or 1.70%, of net assets of the Fund.

CPI	Consumer Price Index
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security
CAD	Canada dollar
EUR	Euro Dollar
GBP	United Kingdom pound
JPY	Japan yen
BRL	Brazil Real
MXN	Mexican Peso
AUD	Australian Dollar

The notes to the financial statements are an integral part of this report.

54

TA IDEX PIMCO Total Return

MARKET ENVIRONMENT

The primary focus during the year centered on concerns about the sub-prime mortgage sector that developed in 2007.  During most of the year the Federal Reserve Board (“Fed”) focused on stronger economic data making it difficult for them to ease rates, as they focused on inflation concerns.  Tight labor markets kept the unemployment rate relatively low and produced real wage gains for consumers that helped offset headwinds from the residential property market.  In addition, measures of core inflation (consumer price inflation with the volatile food and energy prices stripped out) remained above the Fed’s targeted range.  Weakness in the sub-prime mortgage sector produced a significant tightening of credit conditions for lower quality and first-time borrowers, yet another blow to an already soft housing market.

The Fed remained on hold throughout most of the year, after pausing in August 2006 with the federal funds rate (“fed funds rate”) at 5.25%.  However, turmoil in the sub-prime market and the liquidity crunch in the asset-backed commercial paper market drove the Fed to take action in 2007.  Initially, in August 2007, the Fed cut the discount rate, by 50 basis points (bps) to 5.75% to help alleviate liquidity concerns in the financial markets. Subsequently, the Fed met in September, and citing developments in the financial markets that have increased the uncertainty surrounding the economic outlook, cut both the fed funds and discount rates by 50 bps, to 4.75% and 5.25%, respectively. At the Fed’s October 31, 2007 meeting, they again cut the fed funds and discount rates by another 25 bps, to 4.50% and 5.00%, respectively; but cited that the upside risks to inflation and the downside risks to economic growth are roughly equal indicating that more rate cuts may not be needed. At the end of October 2007 the benchmark ten-year Treasury yielded 4.47%, 13 basis points lower than at the start of the period.

PERFORMANCE

For the year ended October 31st, 2007, TA IDEX PIMCO Total Return Class A returned 6.01%.  By comparison, its benchmark, the Lehman Brothers Aggregate Bond Index, returned 5.38%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.06%, 0.99%, 0.97%, and 0.75%, respectively.

STRATEGY REVIEW

The portfolio’s investment process is based upon a long-term approach, which utilizes both top-down and bottom-up strategies. Top-down strategies focus on duration, yield curve positioning, volatility, and sector rotation, while bottom-up strategies drive the security selection process, facilitating the identification and analysis of undervalued securities. No single strategy dominates returns; the total return strategy relies on multiple sources of value added in a highly diversified portfolio.

During the twelve-month reporting period the portfolio’s performance was relatively stable despite a volatile market (most noticeable in the past three months) as we employed curve steepening strategies; an underweight to investment-grade corporate bonds; and an emphasis to emerging market currencies.  We maintained a focus on quality, as the average credit rating of securities in the portfolio was held at the AA+ level during the reporting period.

The portfolio benefited from tactical adjustments and holdings in non-index securities and direct holding of currency.  In particular, holdings of emerging market currencies such as the

Brazilian real, the Russian ruble, and the Mexican peso more than offset the negative impact of an overweight in prime, AAA-rated, agency-guaranteed mortgage-backed securities, which lost ground as volatility soared this summer.

For the first part of the year, the portfolio’s main detractors were an above-benchmark duration, curve steepening strategies outside the United States (specifically in the United Kingdom (“UK”)), and an underweight to investment-grade corporate bonds. Strong monthly payroll and gross domestic readings in the U.S., a booming British economy, and strong earnings results meant higher yields in the U.S., expectations for rate increases in the UK, and further tightening of investment-grade spreads.  In the second part of this year, however, sub-prime mortgage headlines increased, the credit crunch took hold, and volatility soared.  Investors sought the quality of U.S. Treasury bonds and bid up expectations of interest rate cuts by the Fed.  In the UK, investors cut back on expectations of rate hikes by the Bank of England. And, in July and August, corporate bonds sold off, driving spreads significantly higher.  As a result, curve-steepening strategies in the U.S. and UK and an underweight to corporate bonds proved valuable.

As investors priced in greater expectations of cuts by the Fed, our underweight to the U.S. dollar began to pay significant dividends, most noticeably in September and October as all major developed and developing countries saw their currencies appreciate.  Holdings of the Brazilian real, Mexican peso, Russian ruble, and Asian currencies like the Singaporean dollar and South Korean won all proved significantly valuable in the wake of a major sell-off of the U.S. dollar.

Out-of-index allocations proved valuable diversifiers over the past twelve months. Earlier this year, while an allocation to short-maturity Treasury Inflation Protected Securities (“TIPS”) detracted from performance, more recently this strategy has added value as the price of oil reached new records.  While high yield bonds added to performance earlier this year on strong earnings results and low default levels, spreads widened significantly in the summer, thus detracting from overall performance.

Pasi Hamalainen

Fund Manager

Pacific Investment Management Co., LLC

55

TA IDEX PIMCO Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	6.01%	4.43%	4.64%	3/1/02
Class A (POP)	1.01%	3.43%	3.75%	3/1/02
Lehman Brothers Aggregate Bond Index (1)	5.38%	4.41%	4.98%	3/1/02

Class B (NAV)	6.17%	3.98%	4.18%	3/1/02
Class B (POP)	1.17%	3.81%	4.18%	3/1/02

Class C (NAV)	6.21%	—%	3.85%	11/11/02
Class C (POP)	5.21%	—%	3.85%	11/11/02

Class I (NAV)	6.33%	—%	5.95%	11/15/05

NOTES

(1) The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception, calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is closed to new investments.

56

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,035.03	1.05%	$5.41
Hypothetical (b)	1,000.00	1,019.82	1.05	5.36

Class B
Actual	1,000.00	1,035.38	0.98	5.01
Hypothetical (b)	1,000.00	1,020.21	0.98	4.97

Class C
Actual	1,000.00	1,035.67	0.95	4.87
Hypothetical (b)	1,000.00	1,020.35	0.95	4.84

Class I
Actual	1,000.00	1,036.76	0.75	3.87
Hypothetical (b)	1,000.00	1,021.34	0.75	3.84

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the  average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At October 31, 2007

This chart shows the percentage breakdown by Asset Type of the Fund’s total investment securities.

57

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (10.1%)
U.S. Treasury Bond
4.75%, due 02/15/2037	$6,700	$6,696
5.00%, due 05/15/2037	2,500	2,600
8.88%, due 08/15/2017	11,300	15,147
U.S. Treasury Inflation Indexed Bond, TIPS
2.38%, due 01/15/2025 – 01/15/2027 ^	4,212	4,319
U.S. Treasury Inflation Indexed Note, TIPS
0.88%, due 04/15/2010 ^	5,268	5,147
2.00%, due 07/15/2014 ^	1,765	1,764
2.38%, due 04/15/2011 ^ (1)	3,666	3,724
2.63%, due 07/15/2017 ^	5,016	5,241
U.S. Treasury Note
4.63%, due 02/15/2017	11,400	11,548
Total U.S. Government Obligations (cost $55,634)		56,186

U.S. GOVERNMENT AGENCY OBLIGATIONS (72.3%)
Fannie Mae
1.97%, due 07/25/2034 §, (2)	3,863	240
3.98%, due 11/01/2033 *	478	480
4.00%, due 07/01/2015	2,922	2,856
4.16%, due 03/01/2034 *	810	802
4.71%, due 09/01/2035 *	1,668	1,662
4.74%, due 07/01/2035 *	1,293	1,288
5.00%, due 06/01/2013 – 10/01/2037	36,234	35,070
5.47%, due 06/01/2037	10,461	10,528
5.48%, due 09/25/2042 *	722	694
5.50%, due 07/01/2016 – 09/01/2037	88,717	87,594
6.13%, due 03/01/2044 – 10/01/2044 *	3,816	3,863
6.30%, due 10/17/2038	2,584	2,594
Fannie Mae , Convertible
7.07%, due 01/01/2026 *	8	8
7.16%, due 01/01/2028 *	80	80
Fannie Mae , TBA
5.00%, due 11/01/2035	11,000	10,556
5.50%, due 11/01/2022 – 11/01/2037	108,710	107,271
6.00%, due 11/01/2037	22,000	22,158
Freddie Mac
4.00%, due 05/01/2014	931	909
4.11%, due 11/01/2033 *	445	449
4.18%, due 03/01/2034 *	538	541
4.24%, due 03/01/2034 *	431	433
4.50%, due 06/15/2017 – 09/15/2018	4,558	4,491
4.75%, due 09/01/2035 *	1,399	1,394
5.00%, due 02/15/2020 – 04/15/2030	29,777	29,709
5.09%, due 01/01/2036 *	6,643	6,697
5.32%, due 09/01/2035 *	1,187	1,194
5.50%, due 03/15/2017 – 09/01/2037	33,178	32,672
6.21%, due 10/25/2044 *	801	807
6.50%, due 04/15/2029 – 07/25/2043	47	48
Freddie Mac, TBA
5.50%, due 11/01/2037	32,000	31,500
Ginnie Mae
0.81%, due 04/16/2033 – 10/16/2033 §, (2)	3,602	194
0.85%, due 08/16/2033 §, (2)	4,619	242
1.10%, due 09/20/2034 §, (2)	$3,354	$194
5.50%, due 03/15/2032 – 05/15/2036	2,823	2,807
6.38%, due 05/20/2024 *	79	79
6.50%, due 07/15/2023 – 06/20/2032	375	387
Total U.S. Government Agency Obligations (cost $401,558)		402,491

FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
Hong Kong Government -144A
5.13%, due 08/01/2014	400	399
Korea Expressway Corp. -144A
5.13%, due 05/20/2015	200	195
Malaysia Government
7.50%, due 07/15/2011	10	11
Republic of Brazil
10.25%, due 01/10/2028	1,000	578
Republic of South Africa
5.25%, due 05/16/2013	90	131
Total Foreign Government Obligations (cost $1,169)		1,314

MORTGAGE-BACKED SECURITIES (12.4%)
Banc of America Funding Corp.
Series 2005-D, Class A1
4.11%, due 05/25/2035 *	1,722	1,694
Banc of America Funding Corp.
Series 2006-J, Class 4A1
6.14%, due 01/20/2047	180	180
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
4.54%, due 08/25/2033	2,233	2,176
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-8, Class 2A1
4.78%, due 01/25/2034 *	47	48
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-8, Class 4A1
4.61%, due 01/25/2034	83	83
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A2
4.13%, due 03/25/2035 *	2,426	2,382
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-5, Class A2
4.55%, due 08/25/2035 *	573	566
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-9, Class A1
4.63%, due 10/25/2035 *	876	862
Bear Stearns Alt-A Trust
Series 2005-7, Class 22A1
5.51%, due 09/25/2035	465	465
Bear Stearns Alt-A Trust
Series 2006-6, Class 32A1
5.82%, due 11/25/2036	545	547
Bear Stearns Structured Products, Inc.
5.68%, due 01/26/2036	488	487
CC Mortgage Funding Corp. -144A
Series 2004-3A, Class A1
5.38%, due 08/25/2035	476	471

58

	Principal	Value
Citigroup Commercial Mortgage Trust
Series 2006-FL2, Class A1-144A
5.82%, due 08/15/2021	$249	$248
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2
4.25%, due 08/25/2035 *	636	622
Citigroup Mortgage Loan Trust, Inc.
Series 2006-AR1, Class 1A1
4.90%, due 10/25/2035 *	1,743	1,735
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, due 10/25/2032	12	12
Countrywide Alternative Loan Trust
Series 2005-11CB, Class 2A8
4.50%, due 06/25/2035	473	469
Countrywide Alternative Loan Trust
Series 2005-81, Class A1
5.41%, due 02/25/2037 *	814	790
Countrywide Alternative Loan Trust
Series 2007-HY4, Class 1A1
5.51%, due 06/25/2037	1,588	1,587
Countrywide Alternative Loan Trust
Series 2007-OA6, Class A1B
5.33%, due 06/25/2037	1,599	1,558
Countrywide Home Loan Mortgage
Pass-Through Trust
Series 2002-30, Class M
3.85%, due 10/19/2032 *	40	40
Countrywide Home Loan Mortgage
Pass-Through Trust
Series 2004-12, Class 12A1
4.71%, due 08/25/2034	804	804
Countrywide Home Loan Mortgage
Pass-Through Trust
Series 2004-7, Class 5A2
5.40%, due 05/25/2034 *	2	2
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-R1, Class 2A-144A
6.50%, due 11/25/2034	987	1,019
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-R2, Class 1AF1
5.47%, due 06/25/2035	2,820	2,758
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A
5.95%, due 03/25/2032	2	2
CS First Boston Mortgage Securities Corp.
Series 2003-AR15, Class 2A1
4.22%, due 06/25/2033	2,660	2,643
DaimlerChrysler Finco Term
5.00%, due 08/03/2014 4	2,000	2,000
Deutsche Alt-A Securities, Inc. Alternate Loan Trust
Series 2006-AR6, Class A1
5.21%, due 02/25/2037	974	970
Deutsche Alt-A Securities, Inc. Alternate Loan Trust
Series 2007-AR1, Class A3B
5.20%, due 01/25/2047	1,269	1,264
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
5.37%, due 08/25/2035 *	$132	$131
GS Mortgage Securities Corp. II
Series 1998-C1, Class A2
6.62%, due 10/18/2030	950	953
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1-144A
4.77%, due 03/06/2020 *	928	920
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
4.54%, due 09/25/2035 *	256	254
Harborview Mortgage Loan Trust
Series 2006-1, Class 2A1A
5.74%, due 03/19/2037 *	2,186	2,148
Harborview Mortgage Loan Trust
Series 2006-12, Class 2A11
5.59%, due 01/19/2038	748	745
Harborview Mortgage Loan Trust
Series 2006-12, Class 2A2A
5.69%, due 01/19/2038	1,096	1,075
Harborview Mortgage Loan Trust
Series 2007-1, Class 2A1A
5.15%, due 04/19/2038 *	1,668	1,637
HCA, Inc.
7.45%, due 11/18/2013 (4)	1,489	1,453
Health Management Associates Inc.
7.10%, due 01/16/2014 * § 4	1,095	1,050
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
5.05%, due 12/25/2034	77	77
IndyMac Index Mortgage Loan Trust
Series 2006-AR14, Class 1A1A
5.22%, due 11/25/2046	837	833
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.02%, due 02/25/2035 *	485	471
JPMorgan Mortgage Trust
Series 2007-A1, Class 5A5
4.77%, due 07/25/2035 *	1,777	1,761
Mellon Residential Funding Corp.
Series 2000-TBC3, Class A1
5.79%, due 12/15/2030	686	673
Merrill Lynch Mortgage Investors, Inc.
Series 2005-A10, Class A
5.34%, due 02/25/2036 *	256	253
MID-State Trust
Series 4, Class A
8.33%, due 04/01/2030	358	360
Mlcc Mortgage Investors, Inc.
Series 2005-2, Class 3A
6.13%, due 10/25/2035 *	68	67
Mlcc Mortgage Investors, Inc.
Series 2005-3, Class 4A
5.38%, due 11/25/2035 *	88	87

59

	Principal	Value
Morgan Stanley Capital I
Series 2007-XLFA, Class A1-144A
5.81%, due 10/15/2020 *	$1,317	$1,312
Residential Accredit Loans, Inc.
Series 2006-QO3, Class A1
5.34%, due 04/25/2046	793	773
Residential Accredit Loans, Inc.
Series 2006-QO7, Class 3A1
5.23%, due 09/25/2046 *	806	791
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, due 03/25/2032	11	11
Sequoia Mortgage Trust
Series 10, Class 2A1
5.88%, due 10/20/2027 *	60	60
SLM Corp. Bridge Loan
6.00%, due 06/30/2008 § (4)	1,900	1,893
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-19, Class 2A1
6.38%, due 01/25/2035	299	300
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
5.83%, due 09/19/2032 *	36	36
Structured Asset Mortgage Investments, Inc.
Series 2005-AR5, Class A1
5.75%, due 07/19/2035 *	54	54
Structured Asset Mortgage Investments, Inc.
Series 2005-AR5, Class A2
5.75%, due 07/19/2035 *	109	108
Structured Asset Mortgage Investments, Inc.
Series 2005-AR5, Class A3
5.75%, due 07/19/2035 *	186	183
Structured Asset Mortgage Investments, Inc.
Series 2005-AR8, Class A1A
5.41%, due 02/25/2036 *	782	754
Structured Asset Mortgage Investments, Inc.
Series 2006-AR3, Class 12A1
5.35%, due 05/25/2036 *	890	874
Structured Asset Securities Corp.
Series 2003-22A, Class 2A1
4.08%, due 06/25/2033	2,390	2,365
TBW Mortgage Backed Pass-Through Certificates
Series 2006-6, Class A1
4.98%, due 01/25/2037 *	973	970
Thornburg Mortgage Securities Trust
Series 2006-6, Class A1
5.24%, due 11/25/2046	1,198	1,183
Wachovia Bank Commercial Mortgage Trust
Series 2002-C1, Class A2
5.68%, due 04/15/2034	281	281
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1-144A
5.84%, due 09/15/2021 *	1,456	1,451
WAMU Mortgage Pass Through Certificates
Series 2006-AR9, Class 2A
5.86%, due 08/25/2046 *	839	838
WAMU Mortgage Pass-Through Certificates
Series 2002-AR2, Class A
5.53%, due 02/27/2034 *	$34	$34
WAMU Mortgage Pass-Through Certificates
Series 2002-AR9, Class 1A
6.38%, due 08/25/2042	22	22
WAMU Mortgage Pass-Through Certificates
Series 2003-AR5, Class A7
4.21%, due 06/25/2033	1,909	1,895
WAMU Mortgage Pass-Through Certificates
Series 2003-AR9, Class 2A
4.05%, due 09/25/2033 *	3,014	2,991
WAMU Mortgage Pass-Through Certificates
Series 2003-R1, Class A1
5.67%, due 12/25/2027 *	1,265	1,265
WAMU Mortgage Pass-Through Certificates
Series 2006-AR19, Class 1A1A
5.71%, due 01/25/2047 *	1,351	1,337
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, due 11/25/2018	761	743
Wells Fargo Mortgage Backed Securities Trust
Series 2004-CC, Class A1
4.95%, due 01/25/2035 *	602	590
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR11, Class A2
5.52%, due 08/25/2036	450	447
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR8, Class 2A4
5.24%, due 04/25/2036	2,190	2,186
Total Mortgage-Backed Securities (cost $69,291)		69,179

60

	Principal	Value
ASSET-BACKED SECURITIES (12.0%)
Accredited Mortgage Loan Trust
Series 2007-1, Class A1
5.18%, due 02/25/2037	$1,507	$1,487
ACE Securities Corp.
Series 2006-NC1, Class A2A
5.20%, due 12/25/2035	178	178
ACE Securities Corp.
Series 2006-NC1, Class A2B
5.28%, due 12/25/2035	1,100	1,085
ACE Securities Corp.
Series 2006-NC3, Class A2A
5.18%, due 12/25/2036	537	530
American Express Credit Account Master Trust
Series 2005-3, Class A
5.75%, due 01/18/2011 *	2,400	2,399
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
5.42%, due 07/25/2032 *	4	4
Argent Securities, Inc.
Series 2006-M3, Class A2A
5.18%, due 10/25/2036	687	680
Argent Securities, Inc.
Series 2006-W1, Class A2A
5.21%, due 03/25/2036	125	124
Asset Backed Funding Certificates
Series 2004-OPT5, Class A1
5.48%, due 06/25/2034	406	396
Asset Backed Funding Certificates
Series 2006-HE1, Class A2A
5.19%, due 01/25/2037 *	1,012	1,000
Asset Backed Funding Certificates
Series 2006-OPT2, Class A3A
5.19%, due 10/25/2036	600	595
Aurum CLO
Series 2002-1A, Class A1-144A
5.79%, due 04/15/2014 *	1,771	1,762
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
5.46%, due 10/25/2032 *	32	32
Bear Stearns Asset Backed Securities Trust
Series 2006-SD4, Class 1A1
5.49%, due 10/25/2036	1,384	1,377
Bear Stearns Asset Backed Securities Trust
Series 2007-AQ1, Class A1
5.24%, due 11/25/2036	1,675	1,657
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A1
5.18%, due 10/25/2036	985	977
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH3, Class A1
5.18%, due 10/25/2036 *	606	601
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH3, Class A2
5.23%, due 10/25/2036 *	1,300	1,267
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WMC1, Class A2A
5.21%, due 12/25/2035	102	101
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AHL1, Class A2A
5.17%, due 12/25/2036 *	$1,785	$1,754
Countrywide Asset-Backed Certificates
Series 2006-1, Class AF1
5.26%, due 07/25/2036	50	50
Countrywide Asset-Backed Certificates
Series 2006-23, Class 2A1
5.18%, due 05/25/2037	2,193	2,167
Countrywide Asset-Backed Certificates
Series 2006-26, Class 2A1
5.21%, due 06/25/2037	1,595	1,576
Countrywide Asset-Backed Certificates
Series 2006-SD1, Class A1-144A
5.29%, due 02/25/2036 *	239	237
Countrywide Asset-Backed Certificates
Series 2007-1, Class 2A1
5.18%, due 07/25/2037	1,768	1,746
Countrywide Asset-Backed Certificates
Series 2007-7, Class 2A1
5.21%, due 10/25/2037	348	344
Credit-Based Asset Servicing And Securitization LLC
Series 2007-CB1, Class AF1A
5.01%, due 01/25/2037	1,706	1,682
Credit-Based Asset Servicing And Securitization LLC
Series 2007-SP1, Class A1
5.22%, due 12/25/2037	1,324	1,312
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF1, Class A2C
5.50%, due 12/25/2034	581	576
First Franklin Mortgage Loan Asset Backed Certificates
Series 2007-FF1, Class A2A
5.17%, due 01/25/2038	1,540	1,522
Fremont Home Loan Trust
Series 2006-E, Class 2A1
5.19%, due 01/25/2037	1,176	1,158
GSAMP Trust
Series 2006-S2, Class A1A
5.20%, due 01/25/2036	175	172
HFC Home Equity Loan Asset Backed Certificates
Series 2006-4, Class A1V
5.57%, due 03/20/2036	334	331
Home Equity Asset Trust
Series 2002-1, Class A4
5.73%, due 11/25/2032 *	1	1
Honda Auto Receivables Owner Trust
Series 2007-1, Class A1
5.32%, due 03/18/2008	308	308
HSI Asset Securitization Corp. Trust
Series 2006-OPT1, Class 2A1
5.21%, due 12/25/2035	193	192
HSI Asset Securitization Corp. Trust
Series 2007-OPT1, Class 2A1
5.18%, due 12/25/2036	1,559	1,545
IndyMac Residential Asset Backed Trust
Series 2006-A, Class A1
5.22%, due 03/25/2036	168	168

61

	Principal	Value
JPMorgan Mortgage Acquisition Corp.
Series 2006-CH1, Class A2
5.18%, due 07/25/2036	$560	$556
JPMorgan Mortgage Acquisition Corp.
Series 2006-CH2, Class AV2
5.18%, due 10/25/2036	2,515	2,472
Lehman XS Trust
Series 2006-10N, Class 1A1A
5.21%, due 07/25/2046 *	371	370
Lehman XS Trust
Series 2006-16N, Class A1A
5.21%, due 11/25/2046 *	803	789
Lehman XS Trust
Series 2006-17, Class WF11
5.25%, due 11/25/2036 *	675	675
Long Beach Mortgage Loan Trust
Series 2006-9, Class 2A1
5.19%, due 10/25/2036 *	837	829
Long Beach Mortgage Loan Trust
Series 2006-WL1, Class 2A1
5.22%, due 01/25/2046	337	335
Master Asset Backed Securities Trust
Series 2005-NC2, Class A1
5.24%, due 11/25/2035	57	57
MBNA Credit Card Master Note Trust
Series 2003-A3, Class A3
5.87%, due 08/16/2010 *	2,100	2,101
Merrill Lynch Mortgage Investors, Inc.
Series 2006-FF1, Class A2A
5.20%, due 08/25/2036 *	616	611
Morgan Stanley ABS Capital I
Series 2006-HE7, Class A2A
5.18%, due 09/25/2036 *	770	762
Morgan Stanley ABS Capital I
Series 2006-HE8, Class A2A
5.18%, due 10/25/2036	940	930
Morgan Stanley ABS Capital I
Series 2007-HE2, Class A2A
5.17%, due 01/25/2037 *	1,685	1,660
Morgan Stanley ABS Capital I
Series 2007-NC1, Class A2A
5.18%, due 11/25/2036	1,381	1,364
Morgan Stanley Home Equity Loans
Series 2007-1, Class A1
5.18%, due 12/25/2036	2,533	2,499
Morgan Stanley Mortgage Loan Trust
Series 2007-3XS, Class 2A1A
5.20%, due 01/25/2047 *	1,868	1,828
Nationstar Home Equity Loan Trust
Series 2007-A, Class AV1
5.19%, due 03/25/2037	1,275	1,263
Nelnet Student Loan Trust
Series 2005-2, Class A2
5.22%, due 12/22/2014	309	309
Newcastle Mortgage Securities Trust
Series 2006-1, Class A1
5.20%, due 03/25/2036	258	256
Option One Mortgage Loan Trust
Series 2007-1, Class 2A1
5.18%, due 01/25/2037	$1,248	$1,234
Park Place Securities, Inc.
Series 2005-WCW1, Class A1B
5.39%, due 09/25/2035	94	94
Quest Trust
Series 2004-X2, Class A1-144A
5.69%, due 06/25/2034 *	2	2
Residential Asset Mortgage Products, Inc.
Series 2006-RS1, Class AI1
5.21%, due 01/25/2036 *	47	47
Residential Asset Securities Corp.
Series 2006-EMX1, Class A1
5.21%, due 01/25/2036	73	73
Residential Asset Securities Corp.
Series 2006-EMX9, Class 1A1
5.20%, due 11/25/2036	889	879
Residential Asset Securities Corp.
Series 2006-KS5, Class A1
5.20%, due 07/25/2036	314	313
Residential Asset Securities Corp.
Series 2006-KS9, Class AI1
5.20%, due 11/25/2036	889	879
Residential Asset Securities Corp.
Series 2007-KS2, Class AI1
5.20%, due 02/25/2037	2,384	2,349
Saxon Asset Securities Trust
Series 2006-3, Class A1
5.19%, due 10/25/2046	608	601
SBI Heloc Trust -144A
Series 2006-1A, Class 1A2A
5.30%, due 08/25/2036	122	116
Securitized Asset Backed Receivables LLC Trust
Series 2007-HE1, Class A2A
5.19%, due 12/25/2036	1,490	1,434
SLM Student Loan Trust
Series 2007-1, Class A1
5.05%, due 04/25/2012	239	239
SLM Student Loan Trust
Series 2007-3, Class A1
5.35%, due 10/27/2014	1,491	1,491
Small Business Administration
Participation Certificates
Series 2003-20I, Class 1
5.13%, due 09/01/2023	71	71
Small Business Administration
Participation Certificates
Series 2004-20C, Class 1
4.34%, due 03/01/2024	457	437
Small Business Administration
Series 2004-P10A, Class 1
4.50%, due 02/01/2014	201	192
Soundview Home Equity Loan Trust
Series 2006-3, Class A1
5.17%, due 11/25/2036 *	588	586

62

	Principal	Value
Structured Asset Securities Corp.
Series 2002-HF1, Class A
5.42%, due 01/25/2033 *	$4	$4
Structured Asset Securities Corp.
Series 2006-BC3, Class A2
5.18%, due 10/25/2036 *	838	826
Structured Asset Securities Corp.
Series 2006-BC6, Class A2
5.21%, due 01/25/2037	1,225	1,204
Wells Fargo Home Equity Trust
Series 2006-3, Class A1
5.18%, due 01/25/2037	1,144	1,129
Total Asset-Backed Securities (cost $67,747)		66,959

LONG-TERM MUNICIPAL BONDS (1.2%)
Municipal Government Obligation (1.2%)
Buckeye Tobacco Settlement Financing
5.88%, due 06/01/2047	600	582
Chicago Board of Education, IL Class A
5.00%, due 12/01/2012	255	271
City of Chicago, IL Series 1287, Class 1287
7.17%, due 01/01/2014 * -144A	2,430	2,464
City of Houston Tx
5.00%, due 11/15/2036	400	414
Tobacco Settlement Finance Authority
7.47%, due 06/01/2047	1,200	1,186
Tobacco Settlement Financing Corp., LA
5.88%, due 05/15/2039	40	40
Tobacco Settlement Financing Corp., VA
5.50%, due 06/01/2026	200	218
Tobacco Settlement Financing Corp./NJ Series 1
5.00%, due 06/01/2041	1,400	1,200
Tobacco Settlement Financing Corp./VA
5.25%, due 06/01/2019	200	208
Total Long-Term Municipal Bonds (cost $6,480)		6,583

CORPORATE DEBT SECURITIES (22.7%)
Airlines (0.1%)
Continental Airlines, Inc.
7.06%, due 09/15/2009	200	204
United Airlines, Inc.
6.20%, due 09/01/2008	116	116
6.60%, due 09/01/2013	51	51
Automobiles (0.4%)
Daimler Finance North America LLC
5.89%, due 10/31/2008 *	2,000	1,999
6.05%, due 03/13/2009 *	300	300
Capital Markets (2.0%)
Goldman Sachs Group, Inc. (The)
6.25%, due 09/01/2017	4,500	4,577
Lehman Brothers Holdings, Inc.
5.24%, due 10/22/2008 *	200	199
5.26%, due 12/23/2008 *	1,600	1,586
Merrill Lynch & Co.
6.05%, due 08/15/2012	200	203
Merrill Lynch & Co., Inc.
5.24%, due 12/22/2008 *	$300	$299
5.40%, due 10/23/2008 *	1,300	1,295
6.40%, due 08/28/2017	400	403
Morgan Stanley
5.81%, due 10/18/2016 *	2,800	2,724
Chemicals (0.1%)
Equistar Chemicals, LP/Equistar
10.13%, due 09/01/2008	354	366
Commercial Banks (8.5%)
Bank of America NA
5.51%, due 02/27/2009 *	3,000	2,992
Bank of Ireland
5.61%, due 12/19/2008 *	1,600	1,599
Barclays -144A
5.45%, due 09/12/2012	4,100	4,181
7.43%, due (12/15/17) Ž	900	954
China Development Bank
5.00%, due 10/15/2015	100	97
Deutsche Bank AG London
6.00%, due 09/01/2017	3,600	3,683
Export-Import Bank of China -144A
5.25%, due 07/29/2014	250	250
Export-Import Bank of Korea -144A
5.46%, due 10/04/2011 *	2,500	2,502
Fortis Bank SA/NV
5.07%, due 04/28/2008 *	800	799
5.15%, due 09/30/2008 *	2,400	2,395
General Electric Capital Corp.
5.43%, due 01/20/2010 *	2,000	1,996
5.73%, due 03/12/2010 *	2,800	2,792
HSBC Capital Funding LP -144A
10.18%, due 06/30/2030 Ž, (3)	150	197
KBC Bank Funding Trust III -144A
9.86%, due 11/29/2049 Ž	15	16
Nordea Bank Finland PLC
5.09%, due 12/01/2008 *	5,300	5,292
Nordea Bank Finland PLC/New York NY
5.44%, due 05/28/2008 *	1,500	1,500
Rabobank Capital Funding II -144A
5.26%, due 12/31/2013 Ž	210	201
Rabobank Capital Funding Trust -144A
5.25%, due 10/21/2016 Ž	280	263
Rabobank Nederland
0.20%, due 06/20/2008	449,000	3,876
5.38%, due 01/15/2009 *	1,100	1,099
Santander US Debt SA Unipersonal -144A
5.42%, due 02/06/2009 *	1,100	1,098
5.73%, due 11/20/2009 *	1,500	1,494
Skandinaviska Enskilda Banken AB
5.48%, due 08/21/2008 *	2,200	2,198
Societe Generale
5.08%, due 03/28/2008 *	2,000	2,001

63

	Principal	Value
Commercial Banks (continued)
Sumitomo Mitsui Banking Corp. -144A
5.63%, due 10/15/2015 Ž, (3)	$150	$140
Unicredit Luxembourg Finance SA -144A
5.41%, due 10/24/2008 *	1,300	1,297
Unicredito Italiano/New York NY
5.51%, due 05/29/2008 *	1,600	1,599
VTB Capital SA for Vneshtorgbank -144A
5.96%, due 08/01/2008 *	700	693
Commercial Services & Supplies (0.0%)
Allied Waste North America, Inc.
7.88%, due 04/15/2013	100	103
Waste Management, Inc.
6.38%, due 11/15/2012	75	78
Communications Equipment (0.0%)
Nortel Networks, Ltd. -144A
10.13%, due 07/15/2013	100	102
Computers & Peripherals (0.5%)
IBM Corp.
5.70%, due 09/14/2017	2,700	2,740
Construction Materials (0.2%)
C8 Capital Spv, Ltd. -144A
6.64%, due 06/30/2049 * Ž	1,000	975
Consumer Finance (3.8%)
American Express
6.15%, due 08/28/2017	1,400	1,428
American Honda Finance Corp.
5.78%, due 03/09/2009 *	2,000	2,000
Capital One Financial Co.
6.75%, due 09/15/2017	1,500	1,544
Ford Motor Credit
7.88%, due 06/15/2010	200	193
Ford Motor Credit Co. LLC
4.95%, due 01/15/2008	400	398
5.80%, due 01/12/2009	500	482
7.80%, due 06/01/2012	1,100	1,034
GMAC LLC
4.38%, due 12/10/2007	300	299
5.85%, due 01/14/2009	300	289
6.63%, due 05/15/2012	900	808
6.81%, due 05/15/2009 *	300	282
7.00%, due 02/01/2012	1,500	1,370
HSBC Finance Corp.
5.78%, due 03/12/2010 *	2,400	2,383
HSBC Finance Corp.
5.81%, due 12/05/2008 *	2,100	2,097
6.38%, due 10/15/2011	4,500	4,651
SLM Corp. -144A
5.51%, due 04/18/2008 *	2,000	1,985
Containers & Packaging (0.0%)
Jefferson Smurfit Corp. US
8.25%, due 10/01/2012	100	100
Diversified Financial Services (1.8%)
C10 Capital Spv, Ltd. , Reg S
6.72%, due 12/31/2016 * Ž	1,300	1,252
Citigroup, Inc.
5.24%, due 12/26/2008 *	1,500	1,500
General Electric Capital Corp. -144A
6.50%, due 09/15/2067 *	$1,600	$3,344
Petroleum Export, Ltd. -144A
5.27%, due 06/15/2011	140	139
Santander Perpetual SA Unipersonal -144A
6.67%, due 10/24/17 Ž	900	896
Williams Cos., Inc. Credit Linked
Certificate Trust (The) -144A
6.75%, due 04/15/2009 §	2,600	2,632
Diversified Telecommunication Services (1.2%)
AT&T, Inc.
4.13%, due 09/15/2009	575	566
BellSouth Corp. -144A
4.24%, due 04/26/2008	4,300	4,281
Deutsche Telekom International Finance BV
8.13%, due 05/29/2012	124	201
France Telecom SA , Reg S
6.75%, due 03/14/2008	307	447
KT Corp. -144A
4.88%, due 07/15/2015	200	190
Qwest Capital Funding, Inc.
6.38%, due 07/15/2008	1,000	998
Electric Utilities (0.2%)
Entergy Gulf States, Inc.
5.70%, due 06/01/2015	200	196
Florida Power Corp.
4.80%, due 03/01/2013	450	439
Niagara Mohawk Power Corp.
7.75%, due 10/01/2008	250	256
PSEG Power LLC
6.95%, due 06/01/2012	210	223
Electronic Equipment & Instruments (0.2%)
Koch Forest Products, Inc.
Zero Coupon, due 12/20/2012 *	1,000	976
Food & Staples Retailing (0.5%)
Albertsons LLC
6.95%, due 08/01/2009	1,200	1,228
Wal-Mart Stores, Inc.
5.59%, due 06/16/2008 *	1,600	1,601
Food Products (0.4%)
Kellogg Co.
6.60%, due 04/01/2011	2,000	2,088
Gas Utilities (0.2%)
Semco Energy, Inc.
7.13%, due 05/15/2008	1,100	1,113
Health Care Providers & Services (0.1%)
HCA, Inc.
9.25%, due 11/15/2016	200	211
Hotels, Restaurants & Leisure (0.3%)
Caesars Entertainment, Inc.
7.50%, due 09/01/2009	350	361
Mandalay Resort Group
6.50%, due 07/31/2009	300	300
Mirage Resorts, Inc.
6.75%, due 02/01/2008	1,000	1,000

64

	Principal	Value
Independent Power Producers & Energy Traders (0.1%)
NRG Energy, Inc.
7.25%, due 02/01/2014	$600	$600
7.38%, due 02/01/2016	100	100
Insurance (0.4%)
American International Group, Inc. -144A
5.21%, due 06/23/2008 *	2,300	2,301
Media (0.0%)
Time Warner, Inc.
6.88%, due 05/01/2012	20	21
Office Electronics (0.2%)
Xerox Corp.
9.75%, due 01/15/2009	1,100	1,155
Oil, Gas & Consumable Fuels (0.3%)
Chesapeake Energy Corp.
7.00%, due 08/15/2014	100	101
Dynegy Holdings, Inc. -144A
7.50%, due 06/01/2015	200	191
El Paso Natural Gas
7.00%, due 06/15/2017	100	100
Enterprise Products Operating, LP
4.95%, due 06/01/2010	100	99
GAZ Capital for Gazprom, Reg S
8.63%, due 04/28/2034	500	634
Ras Laffan Liquefied Natural Gas Co., Ltd. -144A
3.44%, due 09/15/2009	39	39
Sonat, Inc.
7.63%, due 07/15/2011	370	381
Southern Natural Gas Co.
8.00%, due 03/01/2032	100	114
Williams Cos.
7.50%, due 01/15/2031	100	106
Real Estate Investment Trusts (0.4%)
Ventas Realty, LP/Ventas Capital Corp.
6.75%, due 06/01/2010	1,500	1,507
8.75%, due 05/01/2009	700	721
Thrifts & Mortgage Finance (0.6%)
Nykredit Realkredit A/S
5.00%, due 10/01/2038 *	5,764	1,074
Realkredit Danmark A/S
5.00%, due 10/01/2038 *	11,545	2,145
Tobacco (0.2%)
Reynolds American, Inc.
7.63%, due 06/01/2016	200	216
7.75%, due 06/01/2018	1,000	1,085
Wireless Telecommunication Services (0.0%)
AT&T Mobility LLC
6.50%, due 12/15/2011	180	189
Total Corporate Debt Securities (cost $125,336)		126,184

	Shares	Value
PREFERRED STOCKS (0.2%)
Thrifts & Mortgage Finance (0.2%)
DG Funding Trust -144A ‡* Ź, §	119	1,252
Total Preferred Stocks (cost $1,266)		1,252

	Principal	Value
CERTIFICATE OF DEPOSIT (1.1%)
Commercial Banks (1.1%)
Barclays
5.71%, due 03/17/2008 *	$2,800	$2,800
Royal Bank of Scotland PLC
5.07%, due 03/26/2008 *	1,600	1,600
Societe Generale
5.08%, due 03/26/2008 *	1,600	1,600
Total Certificate of Deposit (cost $5,999)		5,999

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (0.5%)
U.S. Treasury Bill
Zero Coupon, due 12/13/2007	3,035	3,022
Total Short-Term U.S. Government Obligations (cost $3,022)		3,022

	Contracts (•)	Value
PURCHASED OPTIONS (0.2%)
Covered Call Options (0.1%)
90-Day Euro Dollar Futures	184	$149
Call Strike $95.25
Expires 03/17/2008
90-Day Euro Dollar Futures	39	19
Call Strike $95.50
Expires 03/17/2008
JPY Currency Future	1,500,000	1
Call Strike $121.00
Expires 01/18/2008 §
JPY Currency Future	2,400,000	134
Call Strike $103.80
Expires 03/17/2010 §
JPY Currency Future	2,600,000	143
Call Strike $104.00
Expires 03/17/2010 §
JPY Currency Future	1,900,000	90
Call Strike $105.40
Expires 03/31/2010 §
US Bond Future	590	9
Call Strike $132.00
Expires 11/20/2007
IRO Euro
Expires 09/14/2009 §	42,600,000	181

65

	Contracts (•)	Value
Put Options (0.1%)
10-Year US Future	420	$7
Put Strike $98.00
Expires 11/20/2007
90-Day Euro Dollar Futures	600	4
Put Strike $91.50
Expires 12/17/2007
90-Day Euro Dollar Futures	221	1
Put Strike $91.75
Expires 03/17/2008
90-Day Euro Dollar Futures	392	2
Put Strike $93.00
Expires 03/17/2008
90-Day Euro Dollar Futures	124	1
Put Strike $92.75
Expires 03/17/2008
90-Day Euro Dollar Futures	409	3
Put Strike $92.50
Expires 06/16/2008
JPY Currency Future	2,400,000	89
Put Strike $103.80
Expires 03/17/2010 §
JPY Currency Future	2,600,000	98
Put Strike $104.00
Expires 03/17/2010 §
JPY Currency Future	1,900,000	82
Put Strike $105.40
Expires 03/31/2010 §
Total Purchased Options (cost $1,035)		1,013

	Notional Amount	Value
PURCHASED SWAPTIONS (0.7%)
Covered Call Options (0.7%)
LIBOR Rate Swaption
Call Strike $5.00
Expires 12/20/2007 §	12,500	$112
LIBOR Rate Swaption
Call Strike $4.75
Expires 02/01/2008 §	14,400	45
LIBOR Rate Swaption
Call Strike $5.00
Expires 02/01/2008 §	12,500	119
LIBOR Rate Swaption
Call Strike $4.75
Expires 03/31/2008 §	46,100	322
LIBOR Rate Swaption
Call Strike $4.75
Expires 09/26/2008 §	27,700	225
LIBOR Rate Swaption
Call Strike $4.75
Expires 09/26/2008 §	25,100	204
LIBOR Rate Swaption
Call Strike $4.75
Expires 12/15/2008 §	34,700	285
LIBOR Rate Swaption
Call Strike $5.00
Expires 12/15/2008 §	54,800	596
LIBOR Rate Swaption
Call Strike $5.30
Expires 08/03/2009 §	67,600	$898
OTC EURO vs USD Currency
Call Strike $1.36
Expires 05/19/2008 §	2,000	185
OTC EURO vs USD Currency
Call Strike $1.36
Expires 05/21/2008 §	1,000	98
OTC EURO vs USD Currency
Call Strike $1.38
Expires 05/21/2010 §	1,000	99
OTC EURO vs USD Currency
Call Strike $1.38
Expires 05/21/2010 §	1,900	52
OTC EURO vs USD Currency
Call Strike $1.38
Expires 05/21/2010 §	1,900	188
OTC EURO vs USD Currency
Call Strike $1.38
Expires 06/03/2010 §	2,000	198
OTC EURO vs USD Currency
Call Strike $1.38
Expires 06/03/2010 §	2,000	55
Put Options (0.0%)
Fannie Mae TBA Future
Put Strike $83.00
Expires 11/06/2007 §	69,000	q
OTC EURO vs USD Currency
Put Strike $1.36
Expires 05/19/2008 §	2,000	$13
OTC EURO vs USD Currency
Put Strike $1.36
Expires 05/21/2008 §	1,000	6
OTC EURO vs USD Currency
Put Strike $1.38
Expires 05/21/2010 §	1,000	27
Total Purchased Swaptions (cost $2,213)		3,727

Total Security Lending Collateral (cost $19,795) ±		19,795
Total Investment Securities (cost $760,544) #		$763,704

	Contracts (•)	Value
WRITTEN OPTIONS - 0.1%
10-Year U.S. Treasury Note Future	210	$154
Expires 2/22/2008
1-Year EURO Dollar	20	10
Expires 3/14/2008
IRO EURO Swaption	13,700,000	185
Expires 9/14/2009

66

	Contracts (•)	Value
Covered Call Options - 0.0%
1-Year EURO Dollar	19	$8
Call Strike $95.88
Expires 3/14/2008
5-Year U.S. Treasury Note Future	110	67
Call Strike $107.00
Expires 11/20/2007
90-Day Euro Dollar Future	253	82
Call Strike $95.75
Expires 3/17/2008
90-Day Euro Dollar Future	122	18
Call Strike $96.00
Expires 3/17/2008
U.S. Treasury Bond Future	39	21
Call Strike $117.00
Expires 2/22/2008
Put Options - 0.0%
10-Year U.S. Treasury Note Future	210	46
Put Strike $106.00
Expires 2/22/2008
		591
Total Written Options
(premiums: $730)

	Notional Amount	Value
WRITTEN SWAPTIONS - 0.4%
Put Swaptions - 0.0%
LIBOR Rate Swaption	$3,100	$15
Put Strike $1.70
Expires 11/20/2007
Covered Call Swaptions - 0.4%
LIBOR Rate Swaption	3,100	1
Call Strike $1.00
Expires 11/20/2007
LIBOR Rate Swaption	5,400	85
Call Strike $5.15
Expires 12/20/2007
LIBOR Rate Swaption	5,400	81
Call Strike $5.10
Expires 2/1/2008
LIBOR Rate Swaption	6,000	75
Call Strike $4.95
Expires 3/31/2008
LIBOR Rate Swaption	14,400	164
Call Strike $4.90
Expires 3/31/2008
LIBOR Rate Swaption	12,000	179
Call Strike $4.95
Expires 9/26/2008
LIBOR Rate Swaption	10,900	162
Call Strike $4.95
Expires 9/26/2008
LIBOR Rate Swaption	11,600	210
Call Strike $5.00
Expires 12/15/2008
LIBOR Rate Swaption	18,300	433
Call Strike $5.20
Expires 12/15/2008
LIBOR Rate Swaption	$29,400	$835
Call Strike $5.50
Expires 8/3/2009
LIBOR Rate Swaption	3,200	31
Call Strike $4.90
Expires 2/1/2008
Total Swaptions Written (premiums: $1,566)		$2,271

SWAP AGREEMENTS

			Net Unrealized
	Expiration	Notional	Appreciation
	Date	Amount	(Depreciation)
Receive a fixed rate equal to 0.06% and the Fund will pay to the counterparty at the notional amount in the event of default of American International Group Inc. 5.60% due 10/18/2016 Counterparty: Lehman Brothers Securities, Inc.	03/20/08	2,800	$(3)

Receive a fixed rate equal to 0.26% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond 5.00% due 03/31/2030. Counterparty: Deutsche Bank AG	12/20/07	300	q

Receive a fixed rate equal to 0.26% and the Fund will pay to the counterparty at the notional amount in the event of default of Russian Federation Government Bond, 5.00%, due 03/31/2030. Counterparty: Morgan Stanley Capital Services, Inc.	12/20/07	300	q

Receive a fixed rate equal to 0.29% and the Fund will pay to the counterparty at the notional amount in the event of default of Pemex Project Funding Master Trust, 9.5%, due 9/15/2027. § Counterparty: Barclays Bank PLC	12/22/08	1,400	q

Receive a fixed rate equal to 0.32% and the Fund will pay to the counterparty at the notional amount in the event of default of Morgan Stanley BP 5.82% due 10/18/2016. § Counterparty: Royal Bank of Scotland PLC	12/20/16	2,800	78

67

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 0.40% and the Fund will pay to the counterparty at the notional amount in the event of default of Republic of Indonesia Government Bond 6.75% due 03/10/2014. Counterparty: Royal Bank of Scotland PLC	12/22/08		$200	$ q

Receive a fixed rate equal to 0.463% and the Fund will pay to the Counterparty in the event of default on any of the securities in the Dow Jones CDX.IG.5 10 Year Index the remaining interest payments on those defaulted securities. Counterparty: Morgan Stanley Capital Services Inc.	12/21/15	3,200		(54)

Receive a fixed rate equal to 0.48% and the Fund will pay in the event of default on any of the securities in the Dow Jones CDX.HY-8 100 Index, the remaining interest payments on those defaulted securities. Counterparty: Barclays Bank PLC	06/20/12	3,300		(33)

Receive a fixed rate equal to 0.71% and the Fund will pay to the counterparty at the notional amount in the event of default of Ukraine Government Bond 7.65% due 06/11/2013. Counterparty: Barclays Bank PLC	12/22/08	100		q

Receive a fixed rate equal to 0.72% and the Fund will pay to the counterparty at the notional amount in the event of default of Ukraine Government Bond 7.65% due 06/11/2013. Counterparty: Deutsche Bank AG	12/22/08	100		q

Receive a fixed rate equal to 0.72% and the Fund will pay to the counterparty at the notional amount in the event of default of Ukraine Government Bond, 7.65%, due 06/11/2013. Counterparty: Barclays Bank PLC	12/22/08	800		(1)

Receive a fixed rate equal to 1.00% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp., 6.88%, due 1/15/2016. Counterparty: Citibank NA	06/20/12		$700	(6)

Receive a fixed rate equal to 1.00% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp., 6.88%, due 1/15/2016. Counterparty: Deutsche Bank AG	06/20/12		$300	$(2)

Receive a fixed rate equal to 1.60% and the Fund will pay to the counterparty at the notional amount in the event of default of Chesapeake Energy Corp., 6.88%, due 1/15/2016. Counterparty: Lehman Brothers § Special Financing, Inc.	09/20/12		$1,100	17

Receive a fixed rate equal to 1.94% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Royal Bank of Scotland PLC	04/10/12	EUR	600	(6)

Receive a fixed rate equal to 1.94% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: BNP Paribas	04/10/12	EUR	600	(5)

Receive a fixed rate equal to 1.95% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC	03/15/12	EUR	1,400	(23)

68

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 1.95% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Royal Bank of Scotland PLC	03/30/12	EUR	$40	$(3)

Receive a fixed rate equal to 1.95% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC	04/30/12	EUR	500	(4)

Receive a fixed rate equal to 1.96% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Royal Bank of Scotland PLC	03/28/12	EUR	400	(3)

Receive a fixed rate equal to 1.96% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Goldman Sachs Capital Markets, LP	03/30/12	EUR	400	(3)

Receive a fixed rate equal to 1.96% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Barclays Bank PLC	04/05/12	EUR	300	(2)

Receive a fixed rate equal to 1.97% and the Fund will pay a floating rate based on FRC-Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Lehman Brothers Special Financing, Inc.	03/15/12	EUR	400	(2)

Receive a fixed rate equal to 10.12% and the Fund will pay a floating rate based on the Brazilian Real-CDI. Counterparty: Morgan Stanley Capital Services Inc.	01/02/12	BRL	$21,800	$(526)

Receive a fixed rate equal to 10.15% and the Fund will pay a floating rate based on the Brazilian Real-CDI. Counterparty: Goldman Sachs Capital Markets, LP	01/02/12	BRL	29,500	(695)

Receive a fixed rate equal to 10.68% and the Fund will pay a floating rate based on the Brazilian Real-CDI. Counterparty: Barclays Bank PLC	01/02/12	BRL	20,800	(297)

Receive a fixed rate equal to 2.00% and the Fund will pay a floating rate based on FRC– Excluding Tobacco-Non-Revised Consumer Price Index. Counterparty: Goldman Sachs Capital Markets, LP	03/15/12	EUR	1,300	(3)

Receive a fixed rate equal to 2.09% and the Fund will pay a floating rate based on FRC Excluding Tobacco-Non-Revised Consumer Price Index. § Counterparty: BNP Paribas	10/15/10	EUR	2,000	37

Receive a fixed rate equal to 2.1025% and the Fund will pay a floating rate based on FRC Excluding Tobacco-Non-Revised Consumer Price Index. § Counterparty: Barclays Bank PLC	10/15/10	EUR	1,000	20

Receive a fixed rate equal to 2.1455% and the Fund will pay a floating rate based on FRC Excluding Tobacco-Non-Revised Consumer Price Index. § Counterparty: UBS AG	10/15/10	EUR	2,100	46

69

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 4.50% and pay a floating rate based on 6-month EURIBOR § Counterparty: Lehman Securities, Inc.	03/19/10	EUR	$36,900	$7

Receive a fixed rate equal to 4.50% and pay a floating rate based on 6-month EURIBOR Counterparty: Goldman Sachs Capital Markets, LP	09/21/09	EUR	1,200	(7)

Receive a floating rate based on 6 month United States Dollar-LIBOR and pay a fixed rate equal to 6%. Counterparty: Lehman Securities, Inc.	12/19/12	6,800		51

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Lehman Securities, Inc.	06/19/34	EUR	200	(28)

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Barclays Bank PLC	12/19/17	3,400		(31)

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Lehman Securities, Inc.	12/21/09	8,300		73

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Credit Suisse International	12/19/12	12,700		95

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. Counterparty: Deutsche Bank AG	12/19/12	9,300		70

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Royal Bank of Scotland PLC	12/19/14	6,300		11

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Credit Suisse International	12/19/12	$5,200		$39

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Royal Bank of Scotland PLC	12/21/09	38,200		333

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Deutsche Bank AG	12/19/22	4,200		(115)

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Deutsche Bank AG	12/19/17	1,000		(9)

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. Counterparty: Barclays Bank PLC	12/21/09	47,900		420

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Deutsche Bank AG	12/19/14	5,900		10

Receive a fixed rate equal to 5.00% and pay a floating rate based on 3-month United States Dollar-LIBOR. § Counterparty: Deutsche Bank AG	12/21/09	10,100		88

Receive a fixed rate equal to 5.00% and pay a floating rate based on 6-month British Pound-LIBOR Counterparty: Goldman Sachs Capital Markets LP	09/15/15	GBP	500	(33)

70

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation
Receive a fixed rate equal to 5.00% and pay a floating rate based on 6-month British Pound-LIBOR Counterparty: Goldman Sachs Capital Markets, LP	09/15/15	GBP	$500	$(33)

Receive a fixed rate equal to 5.00% and pay a floating rate based on 6-month EURIBOR § Counterparty: UBS AG	07/13/37	EUR	100	4

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on 6-month British Pound–LIBOR Counterparty: Barclays Bank PLC	09/15/10	GBP	11,200	(462)

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on 6-month British Pound–LIBOR Counterparty: Royal Bank of Scotland PLC	09/15/10	GBP	1,300	(54)

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. § Counterparty: Royal Bank of Scotland PLC	12/19/12	14,000		105

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. § Counterparty: Barclays Bank PLC	12/19/12	17,100		128

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. Counterparty: Deutsche Bank AG	12/17/35	5,900		(296)

Receive a fixed rate equal to 5.00% and the Fund will pay a floating rate based on the 3-month United States Dollar-LIBOR. § Counterparty: UBS AG	06/18/09	32,900		177

Receive a fixed rate equal to 5.50% and the Fund will pay a floating rate based on the 6-month Great British Pound- LIBOR. Counterparty: Lehman Securities, Inc.	03/20/13	GBP	$2,500	$(5)

Receive a fixed rate equal to 6.00% and the Fund will pay a floating rate based on the 6-month Great British Pound- LIBOR. § Counterparty: Deutsche Bank AG	03/20/09	GBP	4,100	22

Receive a fixed rate equal to 6.00% and the Fund will pay a floating rate based on the 6-month Great British Pound- LIBOR. § Counterparty: Royal Bank of Scotland PLC	06/19/09	GBP	6,100	50

Receive a fixed rate equal to 7.00% and the Fund will pay a floating rate based on the 6-month Australian Dollar- Bank Bill Rate- BBSW (AUD- BBR-BBSW.) Counterparty: Deutsche Bank AG	06/15/10	AUD	27,300	(232)

Receive a fixed rate equal to 7.00% and the Fund will pay a floating rate based on the 6-month Australian Dollar- Bank Bill Rate- BBSW (AUD- BBR-BBSW.) Counterparty: Morgan Stanley Capital Services Inc.	06/15/10	AUD	12,900	(110)

Receive a fixed rate equal to 7.91% and the Fund will pay a floating rate based on the Mexican Peso Interbank Equilibrium Interest Rate (TIIE)-Banxico. Counterparty: Morgan Stanley Capital Services Inc.	05/14/09	MXN	112,000	(33)

Receive a fixed rate equal to 7.91% and the Fund will pay a floating rate based on the Mexican Peso Interbank Equilibrium Interest Rate (TIIE)-Banxico. Counterparty: Citibank NA.	05/14/09	MXN	75,000	(22)

71

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation
Receive a floating rate based on 6-month British Pound-LIBOR and pay a fixed rate equal to 4.00%. § Counterparty: Barclays Bank PLC	12/17/35	GBP	$800	$62

Receive a floating rate based on 6-month British Pound-LIBOR and pay a fixed rate equal to 4.00%. § Counterparty: Morgan Stanley Capital Services Inc.	12/17/35	GBP	3,000	233

Receive a floating rate based on 6-month British Pound-LIBOR and pay a fixed rate equal to 4.50%. Counterparty: Deutsche Bank AG	12/17/35	GBP	4,200	(40)

Receive a floating rate based on 6-month British Pound-LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Deutsche Bank AG	09/20/17	GBP	4,200	281

Receive a floating rate based on 6-month-EURIBOR and the Fund will pay a fixed rate equal to 4.00%. § Counterparty: Barclays Bank PLC	12/15/11	EUR	34,100	1,416

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Royal Bank of Scotland PLC	12/21/37	2,000		107

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Deutsche Bank AG	12/21/37	2,700		145

Receive a floating rate based on the 3-month United States Dollar - LIBOR and pay a fixed rate equal to 5.00%. § Counterparty: Royal Bank of Scotland PLC	12/20/27	6,600		270

Receive a floating rate based on the 6-month Japanese Yen-LIBOR and pay a fixed rate equal to 2.00%. Counterparty: Morgan Stanley Capital Services Inc.	12/20/13	JPY	140,000	(42)

Receive from the Counterparty in the event of default on any of the securities in the Dow Jones CDX.IG.5 7 year Index the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.142%. § Counterparty: Morgan Stanley Capital Services Inc.	12/20/12	$4,500		$38

Receive from the counterparty a fixed rate equal to 0.17% and the Fund will pay at the notional amount in the event of default of Goldman Sachs Group, Inc., 6.60%, due 1/15/2012. Counterparty: UBS AG	09/22/08	2,000		(8)

Receive from the counterparty a fixed rate equal to 0.19% and the Fund will pay at the notional amount in the event of default of Morgan Stanley, 6.60%, due 4/1/2012. Counterparty: UBS AG	09/22/08	2,000		(6)

Receive from the counterparty a fixed rate equal to 0.72% and the Fund will pay at the notional amount in the event of default of Goldman Sachs Group, Inc., 6.60%, due 1/15/2012. § Counterparty: BNP Paribas	09/20/12	100		1

Receive from the counterparty a fixed rate equal to 0.92% and the Fund will pay at the notional amount in the event of default of Goldman Sachs Group, Inc., 6.60%, due 1/15/2012. § Counterparty: Citibank NA	09/20/12	600		8

Receive from the counterparty a fixed rate equal to 0.92% and the Fund will pay at the notional amount in the event of default of Merrill Lynch & Co., 5.00%, due 1/15/2015. § Counterparty: Royal Bank of Scotland PLC	09/20/12	600		2

72

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive from the counterparty at the notional amount in the event of default of Avebury Finance CDO PLC, 9.00%, due 01/08/2051 and the Fund will pay a fixed rate equal to 3.68%. § Counterparty: Merrill Lynch International	01/09/51	$3,000		$2,944

Receive from the counterparty at the notional amount in the event of default of Diamond Offshore Drill, Zero Coupon, due 6/6/2020 and the Fund will pay a fixed rate equal to 0.44%. Counterparty: Citibank NA	06/20/17	1,400		(9)

Receive from the counterparty at the notional amount in the event of default of HSBC Finance Corp BP, 6.38%, due 10/15/2011 and the Fund will pay a fixed rate equal to 0.20%. § Counterparty: Royal Bank of Scotland PLC	12/20/11	4,900		39

Receive from the counterparty at the notional amount in the event of default of Kellogg Co, 5.75%, due 2/2/2001 and the Fund will pay a fixed rate equal to 0.11%. § Counterparty: Lehman Brothers Special Financing, Inc.	06/20/11	2,000		5

Receive from the Counterparty at the notional amount in the event of default of Kohls, Inc., 6.33%, due 3/1/2011. and the Fund will pay a fixed rate equal to 0.44%. § Counterparty: Lehman Brothers Special Financing, Inc.	12/20/12	2,500		9

Receive from the counterparty at the notional amount in the event of default of Limited Brands BP, due 6/20/2017 and the Fund will pay a fixed rate equal to 1.03%. § Counterparty: Goldman Sachs Capital Markets, LP	06/20/17	4,000		170

Receive from the counterparty at the notional amount in the event of default of Noble Corp. BP, due 6/20/2012 and the Fund will pay a fixed rate equal to 0.52%. Counterparty: Credit Suisse International	06/20/12	$1,500		$(10)

Receive from the counterparty at the notional amount in the event of default of Weyerhaeuser Co, 6.75%, due 3/15/2012 and the Fund will pay a fixed rate equal to 0.96%. § Counterparty: UBS AG	06/20/17	700		8

Receive from the Counterparty in the event of default on any of the securities in the iTraxx Europe HiVol Series Version 1 Index the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.85%. Counterparty: HSBC Bank USA	12/20/16	EUR	2,900	(26)

Receive from the Counterparty in the event of default on any of the securities in the iTraxx Europe HiVol Series Version 1 Index the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.85%. Counterparty: Deutsche Bank AG	12/20/16	EUR	2,600	(23)

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. Counterparty: Lehman Securities, Inc.	06/20/12	1,400		43

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. § Counterparty: Lehman Securities, Inc.	06/20/12	2,200		(68)

73

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. § Counterparty: Credit Suisse International	06/20/12		$2,200	$68

Receive from the counterparty, in the event of default on any of the securities in the Dow Jones CDX.IG 8.5 Year Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 0.17%. Counterparty: Morgan Stanley Capital Services, Inc.	06/20/12	20,100		(97)

Receive from the Counterparty, in the event of default on any of the securities in the iTraxx Europe HiVol Series Version 1 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 4.60%. Counterparty: Morgan Stanley Capital Services, Inc.	12/20/17	EUR	2,600	(124)

Total Swap Agreements
(premium $-695)			$883,300	$4,136

74

FUTURES CONTRACTS:

				Net Unrealized
		Settlement		Appreciation
	Contracts (•)	Date	Amount	(Depreciation)
10-Year Japan Bond	1	12/20/2007	$1,180	$9
10-Year US Treasury Note	322	12/31/2007	19,143	(89)
2-Year US Treasury Note	(262)	12/31/2007	(79,323)	(205)
3-Month Euro EURIBOR	217	03/17/2008	75,017	(47)
3-Month Euro EURIBOR	9	06/16/2008	3,113	(5)
3-Month Euro EURIBOR	152	09/15/2008	52,588	(31)
3-Month Euro EURIBOR	91	12/15/2008	31,492	(14)
3-Month GBP LIBOR	213	06/18/2008	q	(3)
5-Year US Treasury Note	(713)	12/30/2007	(76,536)	(101)
90-Day Euro Dollar	217	03/16/2009	51,893	20
90-Day Euro Dollar	200	03/17/2008	47,753	33
90-Day Euro Dollar	354	06/16/2008	84,624	392
90-Day Euro Dollar	578	09/15/2008	138,272	1,120
90-Day Euro Dollar	809	12/15/2008	193,553	938
90-Day Euro Dollar	35	12/17/2007	8,334	19
90-Day GBP LIBOR	717	03/19/2008	9	q
90-Day GBP LIBOR	17	12/19/2007	4,143	10
90-Day STERLING	68	03/19/2008	16,619	(25)
90-Day STERLING	88	03/19/2009	21,601	5
90-Day STERLING	15	06/17/2009	3,681	5
90-Day STERLING	594	06/18/2008	145,498	(16)
90-Day STERLING	117	09/16/2009	28,707	11
90-Day STERLING	293	09/18/2008	71,868	236
90-Day STERLING	79	12/17/2008	19,390	11
Euro-BOBL	161	12/11/2007	25,089	(45)
Euro-BUND	(47)	12/10/2007	(7,706)	(19)
Euro-SCHATZ	114	11/23/2007	q	q
Euro-Schatz	(299)	12/10/2007	(44,646)	92
Long Gilt	(36)	12/30/2007	(8,024)	(23)
US Long Bond	569	12/30/2007	(66.881)	(521)
			$760,451	$1,757

75

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought(Sold)	(Depreciation)
Brazil Real	39,765	03/04/2008	$19,889	$2,617
Brazil Real	(3,098)	03/04/2008	(1,579)	(174)
Brazil Real	4,999	07/02/2008	2,778	4
Brazil Real	(6,563)	07/02/2008	(3,496)	(156)
Brazil Real	8,605	11/05/2007	4,742	204
Brazil Real	(8,605)	11/05/2007	(4,732)	(214)
Canadian Dollar	(169)	11/01/2007	(167)	(11)
Chinese Yuan Renminbi	(24,023)	01/10/2008	(3,258)	(8)
Chinese Yuan Renminbi	66,921	07/02/2008	9,226	185
Chinese Yuan Renminbi	(9,873)	11/26/2007	(1,330)	q
Danish Krone	(16,910)	12/06/2007	(3,103)	(181)
Euro Dollar	(4,459)	11/05/2007	(6,315)	(136)
Japanese Yen	(418,763)	12/13/2007	(3,670)	21
Malaysian Ringgit	1,408	08/04/2008	415	11
Mexican Peso	55,389	03/13/2008	4,999	123
Mexican Peso	34,833	07/10/2008	3,144	44
New Zealand Dollar	(601)	11/01/2007	(459)	(3)
New Zealand Dollar	(601)	11/29/2007	(462)	1
Poland zloty	1,158	03/13/2008	459	2
Poland zloty	4,457	07/10/2008	1,622	149
Republic of Korea Won	1,661,538	01/30/2008	1,830	21
Republic of Korea Won	1,195,844	08/04/2008	1,301	33
Russian Ruble	78,747	01/11/2008	3,103	78
Russian Ruble	83,505	07/10/2008	3,307	48
Russian Ruble	28,868	12/07/2007	1,101	66
Russian Ruble	(28,868)	12/07/2007	(1,156)	(12)
Singapore Dollar	1,559	02/20/2008	1,060	24
Singapore Dollar	1,886	05/22/2008	1,287	30
United Kingdom Pound	819	11/01/2007	1,668	32
United Kingdom Pound	(4,617)	11/01/2007	(9,288)	(303)
United Kingdom Pound	(3,799)	12/20/2007	(7,841)	(39)
			$108,787	$2,447

76

NOTES TO SCHEDULE OF INVESTMENTS

q                                         Value is less than $1

^                                         At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007 of all securities on loan is    $19,384.

*                                         Floating or variable rate note. Rate is listed as of October 31, 2007.

§                                         Illiquid

‡                                          Non Income Producing

•                                          Contract Amounts are not in thousands

(1)                               At October 31, 2007, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2007 is $623.

(2)                               IO - Interest Only

(3)                               Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2007.

(4)                               Loan Participation

   Ž                                     The security has a perpetual maturity. The date shown is the next call date.

 #                                    Aggregate cost for federal income tax purposes is $760,831.  Aggregate gross unrealized appreciation for all securities in which there is an excess of    value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,820 and $1,948,  respectively.  Net unrealized appreciation for tax purposes is $2,872.

DEFINITIONS:

144A                  144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933.  These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers.  At October 31, 2007, these securities aggregated $34,091, or 6.13%, of net assets of the Fund

TBA                         To Be Announced

TIPS                      Treasury Inflation Protected Security

BRL                       Brazil Real

DKK                   Denmark krone

EUR                     Euro Dollar

GBP                     United Kingdom pound

JPY                           Japan yen

77

TA IDEX Protected Principal Stock

MARKET ENVIRONMENT

The twelve months ended October 31, 2007 exhibited a seemingly benign stock market, with the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) posting a total return of 14.56%.  A closer look, however, reveals turbulence: the S&P 500 had monthly declines in February 2007 and also during June and July.  Such price action caused the Chicago Board Options Exchange Volatility Index (“VIX”) to increase from 11.10 at the beginning of the period to 18.53 at the end – a nearly 67% increase.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Protected Principal Stock, Class A returned 6.82%.  By comparison its benchmark, the S&P 500, returned 14.56%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class M were 2.14%, 2.74%, 2.76%, and 2.60%, respectively.

STRATEGY REVIEW

As part of its strategy, the portfolio sells S&P 500 call options and purchases put options as well as invests in the stocks comprising the S&P 500.  Higher volatility levels noted above enabled the portfolio to sell calls at higher prices than prevailed early in the year.

LIQUIDATION AND DISSOLUTION

The TA IDEX Protected Principal Stock filed a proxy statement in early October, outlining a proposed plan for dissolution.  By late November, the securities positions were liquidated.  The diminishing asset size of TA IDEX Protected Principal Stock was a primary factor in the Board of Trustees approving and recommending the plan of liquidation and dissolution.

Gateway Investment Advisers, L.P. appreciates the opportunity to have served the TA IDEX Protected Principal Stock since its July 2002 inception.

J. Patrick Rogers, CFA

Fund Manager

Gateway Investment Advisers, L.P.

78

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	6.82%	6.99%	6.55%	7/1/02
Class A (POP)	0.93%	5.79%	5.43%	7/1/02
S&P 500 (1)	14.56%	13.88%	10.74%	7/1/02

Class B (NAV)	6.02%	6.49%	6.09%	7/1/02
Class B (POP)	1.10%	6.02%	6.09%	7/1/02

Class C (NAV)	5.94%	6.46%	6.06%	7/1/02
Class C (POP)	6.11%	6.46%	6.06%	7/1/02

Class M (NAV)	5.75%	6.47%	6.07%	7/1/02
Class M (POP)	3.80%	6.26%	6.07%	7/1/02

NOTES

(1) The Standard and Poor’s 500 Composite Stock (S&P 500) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception, calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares and 1% for M shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares. Class C shares do not impose a sales charge. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments that utilize options strategies may be subject to specific risks, including limited opportunity to participate in rising stock markets or increased risk during market declines. In general, mutual funds that invest in stocks are subject to risks including weaknesses in the market as a whole, in a particular industry, or in a specific holding, and from adverse political or economic developments here or abroad. Shareholders may lose some or all of the value of their guaranteed amount if they redeem before the end of the 5-year Guarantee Period. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. TA IDEX Protected Principal Stock has been liquidated effective November 29, 2007.

79

UNDERSTANDING YOUR FUNDS EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,030.93	2.25%	$11.49
Hypothetical (b)	1,000.00	1,013.83	2.25	11.39

Class B
Actual	1,000.00	1,026.68	2.90	14.77
Hypothetical (b)	1,000.00	1,010.56	2.90	14.66

Class C
Actual	1,000.00	1,026.72	2.90	14.77
Hypothetical (b)	1,000.00	1,010.56	2.90	14.66

Class M
Actual	1,000.00	1,024.21	2.80	14.25
Hypothetical (b)	1,000.00	1,011.06	2.80	14.15

(a)            Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in  the year (365 days).

(b)            5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

80

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.2%)
Hotels, Restaurants & Leisure (0.2%)
Carnival Corp.	290	$14
Total Preferred Stocks (cost $ 7)		14

COMMON STOCKS (99.5%)
Aerospace & Defense (2.8%)
Boeing Co.	537	53
General Dynamics Corp.	270	24
Goodrich Corp.	100	7
Honeywell International, Inc.	475	29
L-3 Communications Holdings, Inc.	95	10
Lockheed Martin Corp.	230	25
Northrop Grumman Corp.	242	20
Precision Castparts Corp.	105	16
Raytheon Co.	295	19
Rockwell Collins, Inc.	65	5
United Technologies Corp.	635	49
Air Freight & Logistics (0.9%)
CH Robinson Worldwide, Inc.	120	6
Expeditors International Washington	100	5
FedEx Corp.	200	21
United Parcel Service, Inc. Class B	665	50
Airlines (0.1%)
Southwest Airlines Co.	530	8
Auto Components (0.2%)
Goodyear Tire & Rubber Co. (The) ‡	150	4
Johnson Controls, Inc.	410	18
Automobiles (0.4%)
Ford Motor Co. ‡	1,365	12
General Motors Corp.	410	16
Harley-Davidson, Inc.	177	9
Beverages (2.3%)
Anheuser-Busch Cos., Inc.	517	27
Brown-Forman Corp. Class B	59	4
Coca-Cola Co. (The)	1,315	81
Coca-Cola Enterprises, Inc.	210	5
Constellation Brands, Inc. Class A ‡	150	4
Molson Coors Brewing Co. Class B	100	6
Pepsi Bottling Group, Inc.	80	4
PepsiCo, Inc.	1,075	79
Biotechnology (1.3%)
Amgen, Inc. ‡	690	40
Biogen IDEC, Inc. ‡	198	15
Celgene Corp. ‡	260	17
Genzyme Corp. ‡	170	13
Gilead Sciences, Inc. ‡	640	29
Building Products (0.1%)
American Standard Cos., Inc.	140	5
Masco Corp.	282	7
Capital Markets (3.1%)
American Capital Strategies, Ltd.	100	4
Ameriprise Financial, Inc.	150	9
Bear Stearns Cos., Inc. (The)	85	10
Charles Schwab Corp. (The)	629	15
E*Trade Financial Corp. ‡	290	3
Federated Investors, Inc. Class B	80	$3
Franklin Resources, Inc.	120	16
Goldman Sachs Group, Inc. (The)	260	64
Janus Capital Group, Inc.	110	4
Legg Mason, Inc.	100	8
Lehman Brothers Holdings, Inc.	360	23
Merrill Lynch & Co., Inc.	545	36
Morgan Stanley	685	46
Northern Trust Corp.	140	11
State Street Corp.	250	20
T. Rowe Price Group, Inc.	170	11
Chemicals (1.7%)
Air Products & Chemicals, Inc.	130	13
Ashland, Inc.	40	2
Dow Chemical Co. (The)	605	27
Eastman Chemical Co.	80	5
Ecolab, Inc.	120	6
Ei DU Pont de Nemours & Co.	585	29
Hercules, Inc.	110	2
International Flavors & Fragrances, Inc.	65	4
Monsanto Co.	330	32
PPG Industries, Inc.	65	5
Praxair, Inc.	210	18
ROHM & Haas Co.	80	4
Sigma-Aldrich Corp.	80	4
Commercial Banks (3.7%)
Bank of New York Mellon Corp.	739	36
BB&T Corp.	390	14
Comerica, Inc.	55	3
Commerce Bancorp, Inc.	120	5
Fifth Third Bancorp	390	12
First Horizon National Corp.	120	3
Huntington Bancshares, Inc.	250	4
KeyCorp	280	8
M&T Bank Corp.	55	5
Marshall & Ilsley Corp.	180	8
National City Corp.	440	11
PNC Financial Services Group, Inc.	220	16
Regions Financial Corp.	453	12
SunTrust Banks, Inc.	230	17
Synovus Financial Corp.	244	6
US Bancorp	1,197	40
Wachovia Corp.	1,317	60
Wells Fargo & Co.	2,210	75
Zions Bancorporation	25	2
Commercial Services & Supplies (0.5%)
Allied Waste Industries, Inc. ‡	200	3
Avery Dennison Corp.	50	3
Cintas Corp.	80	3
Equifax, Inc.	80	3
Monster Worldwide, Inc. ‡	80	3
Pitney Bowes, Inc.	155	6
Robert Half International, Inc.	110	3

The notes to the financial statements are an integral part of this report.

81

	Shares	Value
Commercial Services & Supplies (continued)
RR Donnelley & Sons Co.	155	$6
Waste Management, Inc.	370	14
Communications Equipment (2.8%)
Ciena Corp. ‡	10	1
Cisco Systems, Inc. ‡	4,054	134
Corning, Inc.	1,110	27
JDS Uniphase Corp. ‡	162	2
Juniper Networks, Inc. ‡	305	11
Motorola, Inc.	1,555	29
Qualcomm, Inc.	1,118	48
Tellabs, Inc. ‡	350	3
Computers & Peripherals (4.7%)
Apple, Inc. ‡	610	116
Dell, Inc. ‡	1,519	46
EMC Corp. ‡	1,360	35
Hewlett-Packard Co.	1,735	90
International Business Machines Corp.	945	110
Lexmark International, Inc. Class A ‡	50	2
Network Appliance, Inc. ‡	205	6
QLogic Corp. ‡	150	2
SanDisk Corp. ‡	165	7
Sun Microsystems, Inc. ‡	2,265	13
Teradata Corp. ‡	140	4
Construction & Engineering (0.2%)
Fluor Corp.	65	10
Jacobs Engineering Group, Inc. ‡	50	5
Construction Materials (0.1%)
Vulcan Materials Co.	90	8
Consumer Finance (0.9%)
American Express Co.	762	47
Capital One Financial Corp.	293	19
Discover Financial Services	350	7
SLM Corp.	280	13
Containers & Packaging (0.1%)
Ball Corp.	50	2
Bemis Co., Inc.	100	3
Pactiv Corp. ‡	120	3
Sealed Air Corp.	75	2
Temple-Inland, Inc.	50	3
Diversified Consumer Services (0.1%)
Apollo Group, Inc. Class A ‡	80	6
H&R Block, Inc.	250	6
Diversified Financial Services (4.8%)
Bank of America Corp.	2,960	143
CIT Group, Inc.	120	4
Citigroup, Inc.	3,340	140
CME Group, Inc. Class A	25	17
Intercontinental Exchange, Inc. ‡	45	8
JPMorgan Chase & Co.	2,248	106
Leucadia National Corp.	106	5
Moody’s Corp.	140	6
NYSE Euronext	150	14
Diversified Telecommunication Services (3.1%)
AT&T, Inc.	4,074	$170
CenturyTel, Inc.	100	4
Citizens Communications Co.	260	3
Embarq Corp.	56	3
Qwest Communications International, Inc. ‡	1,180	9
Verizon Communications, Inc.	1,955	90
Windstream Corp.	337	5
Electric Utilities (2.9%)
Allegheny Energy, Inc. ‡	130	8
Ameren Corp.	130	7
American Electric Power Co., Inc.	270	13
CenterPoint Energy, Inc.	250	4
CMS Energy Corp.	180	3
Consolidated Edison, Inc.	170	8
Dominion Resources, Inc.	203	19
DTE Energy Co.	130	6
Duke Energy Corp.	889	17
Edison International	210	12
Entergy Corp.	85	10
Exelon Corp.	470	39
FirstEnergy Corp.	200	14
FPL Group, Inc.	235	16
NiSource, Inc.	210	4
PG&E Corp.	195	10
Pinnacle West Capital Corp.	50	2
PPL Corp.	260	13
Progress Energy, Inc.	180	9
Public Service Enterprise Group, Inc.	160	15
Sempra Energy	180	11
Southern Co.	511	19
TECO Energy, Inc.	170	3
Xcel Energy, Inc.	305	7
Electrical Equipment (0.4%)
Cooper Industries, Ltd. Class A	130	7
Emerson Electric Co.	543	28
Rockwell Automation, Inc.	55	4
Electronic Equipment & Instruments (0.5%)
Agilent Technologies, Inc. ‡	250	9
Jabil Circuit, Inc.	150	3
Molex, Inc. ‡	100	3
Tektronix, Inc.	61	3
Tyco Electronics, Ltd.	345	12
Tyco International, Ltd.	355	15
Energy Equipment & Services (2.3%)
Baker Hughes, Inc.	210	18
BJ Services Co.	210	5
Ensco International, Inc.	90	5
Halliburton Co.	600	24
Nabors Industries, Ltd. ‡	210	6
National Oilwell Varco, Inc. ‡	230	17
Noble Corp.	170	9
Rowan Cos. Inc.	85	3

The notes to the financial statements are an integral part of this report.

82

	Shares	Value
Energy Equipment & Services (continued)
Schlumberger, Ltd.	785	$76
Smith International, Inc.	140	9
Transocean, Inc. ‡	190	23
Weatherford International, Ltd. ‡	220	14
Food & Staples Retailing (2.2%)
Costco Wholesale Corp.	283	19
CVS Caremark Corp.	976	41
Kroger Co. (The)	445	13
Safeway, Inc.	290	10
Supervalu, Inc.	138	5
SYSCO Corp.	425	14
Walgreen Co.	645	26
Wal-Mart Stores, Inc.	1,585	72
Whole Foods Market, Inc.	80	4
Food Products (1.4%)
Archer-Daniels-Midland Co.	405	14
Campbell Soup Co.	170	6
ConAgra Foods, Inc.	360	9
Dean Foods Co.	120	3
General Mills, Inc.	220	13
Hershey Co. (The)	130	6
HJ Heinz Co.	220	10
Kellogg Co.	187	10
Kraft Foods, Inc. Class A	1,097	37
McCormick & Co., Inc.	70	2
Sara Lee Corp.	540	9
Tyson Foods, Inc. Class A	200	3
WM Wrigley Jr. Co.	165	10
Gas Utilities (0.1%)
Nicor, Inc.	20	1
Questar Corp.	120	7
Health Care Equipment & Supplies (1.6%)
Baxter International, Inc.	436	26
Becton Dickinson & Co.	150	12
Boston Scientific Corp. ‡	935	13
Covidien, Ltd.	355	15
CR Bard, Inc.	80	7
Hospira, Inc. ‡	100	4
Medtronic, Inc.	734	35
St Jude Medical, Inc. ‡	185	8
Stryker Corp.	170	12
Varian Medical Systems, Inc. ‡	70	3
Zimmer Holdings, Inc. ‡	115	8
Health Care Providers & Services (2.2%)
Aetna, Inc.	335	19
AmerisourceBergen Corp. Class A	120	6
Cardinal Health, Inc.	250	17
Cigna Corp.	180	10
Coventry Health Care, Inc. ‡	90	5
Express Scripts, Inc. Class A ‡	180	11
Humana, Inc. ‡	65	5
Laboratory Corp. of America Holdings ‡	100	7
Manor Care, Inc.	30	2
McKesson Corp.	190	$13
Medco Health Solutions, Inc. ‡	173	16
Patterson Cos., Inc. ‡	80	3
Quest Diagnostics, Inc.	100	5
Tenet Healthcare Corp. ‡	500	2
UnitedHealth Group, Inc.	875	43
WellPoint, Inc. ‡	420	33
Health Care Technology (0.0%)
IMS Health, Inc.	150	4
Hotels, Restaurants & Leisure (1.3%)
Darden Restaurants, Inc.	80	3
Harrah’s Entertainment, Inc.	110	10
International Game Technology	185	8
Marriott International, Inc. Class A	220	9
McDonald’s Corp.	766	46
Starbucks Corp. ‡	485	13
Starwood Hotels & Resorts Worldwide	140	8
Wendy’s International, Inc.	80	3
Wyndham Worldwide Corp.	110	4
Yum! Brands, Inc.	380	15
Household Durables (0.5%)
Black & Decker Corp.	50	4
Centex Corp.	120	3
Dr Horton, Inc.	260	3
Fortune Brands, Inc.	55	5
Harman International Industries, Inc.	50	4
KB Home	50	1
Leggett & Platt, Inc.	150	3
Lennar Corp. Class A	100	2
Newell Rubbermaid, Inc.	210	6
Pulte Homes, Inc.	175	3
Snap-On, Inc.	50	3
Stanley Works (The)	80	5
Whirlpool Corp.	75	6
Household Products (2.2%)
Clorox Co.	80	5
Colgate-Palmolive Co.	345	26
Kimberly-Clark Corp.	243	17
Procter & Gamble Co.	2,149	150
Independent Power Producers & Energy Traders (0.3%)
AES Corp. (The) ‡	490	11
Constellation Energy Group, Inc.	130	12
Dynegy, Inc. Class A ‡	428	4
Industrial Conglomerates (3.7%)
3M Co.	500	43
General Electric Co.	6,874	283
Textron, Inc.	170	12
Insurance (4.3%)
ACE, Ltd.	175	11
Aflac, Inc.	340	21
Allstate Corp. (The)	420	22
AMBAC Financial Group, Inc.	90	3
American International Group, Inc.	1,710	108

The notes to the financial statements are an integral part of this report.

83

	Shares	Value
Insurance (continued)
AON Corp.	219	$10
Assurant, Inc.	50	3
Chubb Corp.	260	14
Cincinnati Financial Corp.	112	4
Genworth Financial, Inc. Class A	300	8
Hartford Financial Services Group, Inc.	200	19
Lincoln National Corp.	179	11
Loews Corp.	300	15
Marsh & McLennan Cos., Inc.	390	10
MBIA, Inc.	98	4
MetLife, Inc.	520	36
Principal Financial Group, Inc.	170	12
Progressive Corp. (The)	520	10
Prudential Financial, Inc.	305	30
SAFECO Corp.	40	2
St. Paul Travelers Cos., Inc. (The) ‡	402	21
Torchmark Corp.	75	5
Unum Group	260	6
XL Capital, Ltd. Class A	75	5
Internet & Catalog Retail (0.3%)
Amazon.Com, Inc. ‡	190	17
Expedia, Inc. ‡	150	5
IAC/InterActiveCorp ‡	150	4
Internet Software & Services (2.0%)
Akamai Technologies, Inc. ‡	100	4
eBay, Inc. ‡	794	29
Google, Inc. Class A ‡	165	116
VeriSign, Inc. ‡	170	6
Yahoo!, Inc. ‡	875	27
IT Services (0.8%)
Affiliated Computer Services, Inc. Class A ‡	80	4
Automatic Data Processing, Inc.	365	18
Cognizant Technology Solutions Corp. Class A ‡	200	8
Computer Sciences Corp. ‡	130	7
Convergys Corp. ‡	120	2
Electronic Data Systems Corp.	370	8
Fidelity National Information Services,	100	5
Fiserv, Inc. ‡	65	4
Paychex, Inc.	185	8
Unisys Corp. ‡	350	2
Western Union Co. (The)	500	11
Leisure Equipment & Products (0.2%)
Brunswick Corp.	100	2
Eastman Kodak Co.	210	6
Hasbro, Inc.	100	3
Mattel, Inc.	300	6
Life Sciences Tools & Services (0.3%)
Applera Corp. - Applied Biosystems	120	5
Millipore Corp. ‡	40	3
PerkinElmer, Inc.	45	1
Thermo Fisher Scientific, Inc. ‡	290	17
Waters Corp. ‡	80	6
Machinery (1.6%)
Caterpillar, Inc.	42	$32
Cummins, Inc.	80	9
Danaher Corp.	150	13
Deere & Co.	105	16
Dover Corp.	130	6
Eaton Corp.	110	10
Illinois Tool Works, Inc.	290	17
Ingersoll-Rand Co., Ltd. Class A	180	9
ITT Corp.	75	5
PACCAR, Inc.	250	14
Pall Corp.	70	3
Parker Hannifin Corp.	100	8
Terex Corp. ‡	80	6
Media (3.0%)
CBS Corp. Class B	480	14
Clear Channel Communications, Inc.	345	13
Comcast Corp. Class A ‡	2,038	43
DIRECTV Group, Inc. (The) ‡	495	13
Dow Jones & Co., Inc.	50	3
EW Scripps Co. Class A	80	4
Gannett Co., Inc.	165	7
Interpublic Group of Cos., Inc. ‡	339	4
McGraw-Hill Cos., Inc. (The)	220	11
Meredith Corp.	40	2
New York Times Co. (The) Class A	75	1
News Corp. Class A	1,565	34
Omnicom Group, Inc.	200	10
Time Warner, Inc.	2,474	45
Tribune Co.	50	2
Viacom, Inc. Class B ‡	490	20
Walt Disney Co. (The)	1,303	45
Metals & Mining (1.1%)
Alcoa, Inc.	620	25
Allegheny Technologies, Inc.	85	9
Freeport-McMoRan Copper & Gold, Inc.	259	30
Newmont Mining Corp.	320	16
Nucor Corp.	190	12
Titanium Metals Corp. ‡	40	1
U.S. Steel Corp.	90	10
Multiline Retail (0.9%)
Big Lots, Inc. ‡	100	2
Dillard’s, Inc. Class A	50	1
Family Dollar Stores, Inc.	100	2
JC Penney Co., Inc.	140	8
Kohl’s Corp. ‡	210	12
Macy’s, Inc.	304	10
Nordstrom, Inc.	120	5
Sears Holdings Corp. ‡	58	8
Target Corp.	535	33
Multi-Utilities (0.0%)
Integrys Energy Group, Inc. ‡	32	2

The notes to the financial statements are an integral part of this report.

84

	Shares	Value
Office Electronics (0.1%)
Xerox Corp. ‡	690	$12
Oil, Gas & Consumable Fuels (9.3%)
Anadarko Petroleum Corp.	320	19
Apache Corp.	220	23
Chesapeake Energy Corp.	280	11
Chevron Corp.	1,428	131
ConocoPhillips	1,082	92
Consol Energy, Inc.	105	6
Devon Energy Corp.	257	24
El Paso Corp.	490	9
EOG Resources, Inc.	150	13
Exxon Mobil Corp.	3,677	338
Hess Corp.	180	13
Marathon Oil Corp.	480	28
Murphy Oil Corp.	130	10
Noble Energy, Inc.	100	8
Occidental Petroleum Corp.	570	39
Peabody Energy Corp.	170	10
Spectra Energy Corp.	454	12
Sunoco, Inc.	100	7
Tesoro Corp.	100	6
Valero Energy Corp.	370	26
Williams Cos., Inc.	365	13
XTO Energy, Inc.	263	17
Paper & Forest Products (0.3%)
International Paper Co.	290	11
MeadWestvaco Corp.	120	4
Weyerhaeuser Co.	130	10
Personal Products (0.2%)
Avon Products, Inc.	300	12
Estee Lauder Cos., Inc. (The) Class A	70	3
Pharmaceuticals (6.2%)
Abbott Laboratories	1,005	55
Allergan, Inc.	200	13
Barr Pharmaceuticals, Inc. ‡	25	1
Bristol-Myers Squibb Co.	1,368	41
Eli Lilly & Co.	686	37
Forest Laboratories, Inc. ‡	200	8
Johnson & Johnson	1,936	126
King Pharmaceuticals, Inc. ‡	250	3
Merck & Co., Inc.	1,435	84
Mylan Laboratories, Inc.	200	3
Pfizer, Inc.	4,660	115
Schering-Plough Corp.	1,065	32
Watson Pharmaceuticals, Inc. ‡	100	3
Wyeth	878	43
Real Estate Investment Trusts (1.2%)
Apartment Investment & Management Co. Class A (2)	90	4
AvalonBay Communities, Inc. (2)	55	7
Boston Properties, Inc. (2)	60	6
Developers Diversified Realty Corp. (2)	70	4
Equity Residential (2)	170	$7
General Growth Properties, Inc. (2)	150	8
Host Hotels & Resorts, Inc. (2)	400	9
Kimco Realty Corp. (2)	169	7
Plum Creek Timber Co., Inc. (2)	120	5
ProLogis (2)	191	14
Public Storage, Inc. (2)	90	7
Simon Property Group, Inc. (2)	160	17
Vornado Realty Trust (2)	110	12
Real Estate Management & Development (0.0%)
CB Richard Ellis Group, Inc. Class A ‡	150	4
Road & Rail (0.7%)
Burlington Northern Santa Fe Corp.	210	18
CSX Corp.	300	14
Norfolk Southern Corp.	270	14
Ryder System, Inc.	50	2
Union Pacific Corp.	135	17
Semiconductors & Semiconductor Equipment (2.7%)
Advanced Micro Devices, Inc. ‡	400	5
Altera Corp.	265	5
Analog Devices, Inc.	200	7
Applied Materials, Inc.	981	19
Broadcom Corp. Class A ‡	330	11
Intel Corp.	3,934	106
KLA-Tencor Corp.	135	7
Linear Technology Corp.	160	5
LSI Corp. ‡	520	3
Memc Electronic Materials, Inc. ‡	140	10
Microchip Technology, Inc.	112	4
Micron Technology, Inc. ‡	590	6
National Semiconductor Corp.	190	5
Novellus Systems, Inc. ‡	45	1
NVIDIA Corp. ‡	370	13
Teradyne, Inc. ‡	200	3
Texas Instruments, Inc.	1,000	33
Xilinx, Inc.	220	5
Software (3.7%)
Adobe Systems, Inc. ‡	420	20
Autodesk, Inc. ‡	170	8
BMC Software, Inc. ‡	130	4
CA, Inc.	270	7
Citrix Systems, Inc. ‡	120	5
Compuware Corp. ‡	300	3
Electronic Arts, Inc. ‡	210	13
Intuit, Inc. ‡	235	8
Microsoft Corp.	5,380	198
Novell, Inc. ‡	350	3
Oracle Corp. ‡	2,636	58
Symantec Corp. ‡	613	12
Specialty Retail (1.6%)
Abercrombie & Fitch Co. Class A	70	6
AutoNation, Inc. ‡	150	3
AutoZone, Inc. ‡	35	4

The notes to the financial statements are an integral part of this report.

85

	Shares	Value
Specialty Retail (continued)
Bed Bath & Beyond, Inc.‡	210	$7
Best Buy Co., Inc.	270	13
Circuit City Stores, Inc.	110	1
Gap, Inc. (The)	370	7
Home Depot, Inc.	1,135	36
Limited Brands, Inc.	250	5
Lowe’s Cos., Inc.	985	26
Office Depot, Inc.‡	210	4
OfficeMax, Inc.	65	2
RadioShack Corp.	100	2
Sherwin-Williams Co. (The)	25	2
Staples, Inc.	465	11
Tiffany & Co.	80	4
TJX Cos, Inc.	310	9
Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.‡	260	10
Jones Apparel Group, Inc.	100	2
Liz Claiborne, Inc.	100	3
Nike, Inc. Class B	260	17
Polo Ralph Lauren Corp. Class A	50	3
V.F. Corp.	80	7
Thrifts & Mortgage Finance (1.1%)
Countrywide Financial Corp.	430	7
Fannie Mae	676	39
Freddie Mac	443	23
Hudson City Bancorp, Inc.	350	5
MGIC Investment Corp.	80	2
Sovereign Bancorp, Inc.	285	4
Washington Mutual, Inc.	613	17
Tobacco (1.3%)
Altria Group, Inc.	1,394	102
Reynolds American, Inc.	125	8
UST, Inc.	100	5
Trading Companies & Distributors (0.1%)
Genuine Parts Co.	130	6
WW Grainger, Inc.	60	6
Wireless Telecommunication Services (0.5%)
ALLTEL Corp.	230	16
Sprint Nextel Corp.	1,958	34
Total Common Stocks (cost $5,024)		9,105

	Contracts (•)	Value
PURCHASED OPTIONS (0.3%)
Put Options (0.3%)
S&P 500 Index	5	q
Put Strike $1,350.00
Expires 11/17/2007
S&P 500 Index	9	4
Put Strike $1,350.00
Expires 12/22/2007
S&P 500 Index	8	1
Put Strike $1,375.00
Expires 11/17/2007
S&P 500 Index	8	$1
Put Strike $1,400.00
Expires 11/17/2007
S&P 500 Index	7	6
Put Strike $1,400.00
Expires 12/22/2007
S&P 500 Index	10	10
Put Strike $1,425.00
Expires 12/22/2007
S&P 500 Index	10	6
Put Strike $1,375.00
Expires 12/22/2007
Total Purchased Options (cost $98)		28
Total Investment Securities (cost $5,129)		$9,147

	Contracts (•)	Value
WRITTEN OPTIONS - 3.3%
Covered Call Options - 3.3%
S&P 500 Index	14	80
Call Strike $1,525.00
Expires 12/22/2007
S&P 500 Index	7	54
Call Strike $1,475.00
Expires 11/17/2007
S&P 500 Index	12	67
Call Strike $1,500.00
Expires 11/17/2007
S&P 500 Index	7	53
Call Strike $1,500.00
Expires 12/22/2007
S&P 500 Index	7	26
Call Strike $1,525.00
Expires 11/17/2007
S&P 500 Index	10	21
Call Strike $1,550.00
Expires 11/17/2007

Total Written Options (premiums: $340)		301

The notes to the financial statements are an integral part of this report.

86

NOTES TO SCHEDULE OF INVESTMENTS

q                        Value is less than $1

‡                         Non Income Producing

•                          Contract Amounts are not in thousands

#        Aggregate cost for federal income tax purposes is $5,128.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,190    and $171, respectively.  Net unrealized appreciation for tax purposes is $4,019.

(2)              Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

87

STATEMENTS OF ASSETS & LIABILITIES

AT October 31, 2007

(all amounts except per share amounts in thousands)

	TA IDEX
	American	TA IDEX Clarion	TA IDEX	TA IDEX	TA IDEX Legg
	Century Large	Global Real	Evergreen	Jennison	Mason Partners
	Company Value	Estate Securities	Health Care	Growth	Investors Value
Assets:
Investment securities, at cost	$634,942	$343,215	$336,778	$149,252	$73,367
Foreign currency cost	—	1	—	—	—
Securities loaned, at value	16,592	41,935	56,194	10,055	9,472
Investment securities, at value	$702,295	$414,599	$398,910	$190,476	$91,555
Cash	31,761	6,659	29,112	6,693	4,892
Foreign currency	—	—	—	—	—
Receivables:
Investment securities sold	—	4,404	2,601	4,515	—
Shares of beneficial interest sold	196	207	—	112	—
Interest	81	26	76	19	11
Income from loaned securities	13	10	32	6	—
Dividends	1,149	786	155	81	92
Dividend reclaims	—	1	137	24	6
Variation margin	143	—	—	—	—
Other	10	6	10	8	12
	$735,648	$426,698	$431,033	$201,934	$96,568

Liabilities:
Investment securities purchased	1,376	2,305	915	2,815	1,084
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	43	5	134	54	4
Management and advisory fees	516	264	278	131	62
Transfer agent fees	6	3	2	9	6
Administration fees	13	7	6	3	2
Foreign currency payable	—	371	—	—	—
Payable for collateral for securities on loan	17,187	43,412	58,335	10,319	9,828
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—
Other	67	68	67	41	38
	19,208	46,435	59,737	13,372	11,024
Net Assets	$716,440	$380,263	$371,296	$188,562	$85,544
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$629,600	$271,398	$280,440	$147,409	$63,373
Undistributed (accumulated) net investment income (loss)	9,098	(119)	590	224	668
Undistributed (accumulated) net realized gain (loss) from investments:	9,868	37,593	28,123	(296)	3,314
Net unrealized appreciation (depreciation) on:
Investment securities	67,353	71,384	62,133	41,225	18,189
Futures contracts	521	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—	7	10	—	—
Net Assets	$716,440	$380,263	$371,296	$188,562	$85,544

Net Assets by Class:
Class A	$6,612	$6,050	$3,188	$9,065	$9,238
Class B	10,023	4,004	3,099	13,754	9,104
Class C	4,474	2,459	1,530	4,928	2,469
Class I	695,331	367,750	363,479	160,815	64,733
Shares Outstanding:
Class A	516	295	229	701	914
Class B	809	196	231	1,138	990
Class C	362	121	115	407	270
Class I	54,251	17,958	25,679	12,326	6,402
Net Asset Value Per Share:
Class A	$12.82	$20.53	$13.93	$12.93	$10.11
Class B	12.39	20.47	13.42	12.09	9.20
Class C	12.37	20.30	13.35	12.12	9.13
Class I	12.82	20.48	14.15	13.05	10.11

Maximum Offering Price Per Share (a)
Class A	$13.57	$21.72	$14.74	$13.68	$10.70
Class M	—	—	—	—	—

The notes to the financial statements are an integral part of this report.

88

		TA IDEX MFS			TA IDEX
	TA IDEX Marsico	International	TA IDEX PIMCO	TA IDEX PIMCO	Protected
	Growth	Equity	Real Return TIPS	Total Return	Principal Stock
Assets:
Investment securities, at cost	$342,913	$24,234	$1,206,903	$760,544	$5,129
Foreign currency cost	—	1	4,929	4,428	—
Securities loaned, at value	24,958	112	—	19,384	—
Investment securities, at value	$441,229	$29,202	$1,220,522	$763,704	$9,147
Cash	18,085	195	3,464	4,462	947
Foreign currency	—	—	4,513	4,580	—
Receivables:
Investment securities sold	2,069	72	241,511	213,813	—
Shares of beneficial interest sold	436	—	140	—	—
Interest	49	—	7,711	3,291	2
Income from loaned securities	7	—	—	—	—
Dividends	331	83	—	—	10
Dividend reclaims	36	58	—	—	—
Variation margin	—	—	540	—	—
Swap agreements at value	—	—	990	4,136	—
Unrealized appreciation on forward foreign currency contracts	—	—	2,617	3,684	—
Other	6	8	14	8	4
	$462,248	$29,618	$1,482,022	$997,678	$10,110
Liabilities:
Premium on written option & swaption	$—	$—	$(1,625)	$(2,296)	$(340)
Investment securities purchased	11,083	13	780,150	412,537	—
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	42	41	273	40	615
Management and advisory fees	290	24	417	332	13
Distribution and service fees	—	—	—	—	8
Transfer agent fees	6	10	1	4	1
Administration fees	7	1	12	10	—
Foreign currency payable	—	—	—	—	—
Payable for collateral for securities on loan	25,584	118	—	19,795	—
Unrealized depreciation on forward foreign currency contracts	—	—	800	1,237	—
Written swaptions and options	—	—	1,569	2,874	301
Payable for when-issued securities	—	—	—	3,941	—
Variation margin	—	—	—	237	—
Other	48	44	152	89	21
	37,060	251	783,374	441,096	959
Net Assets	$425,188	$29,367	$698,648	$556,582	$9,151

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$327,429	$24,562	$703,532	$544,437	$(4,403)
Undistributed (accumulated) net investment income (loss)	398	(107)	5,132	166	—
Undistributed (accumulated) net realized gain (loss) from investments:	(955)	(65)	(24,856)	1,561	9,496
Net unrealized appreciation (depreciation) on:
Investment securities	98,316	4,968	13,619	3,177	4,019
Futures contracts	—	—	(1,135)	1,757	—
Written option and swaption contracts	—	—	57	(566)	39
Swap agreements	—	—	262	3,441	—
Translation of assets and liabilities denominated in foreign currencies	—	9	2,037	2,609	—
Net Assets	$425,188	$29,367	$698,648	$556,582	$9,151
Net Assets by Class:
Class A	$8,451	$10,194	$3,045	$4,574	$1,450
Class B	11,589	13,841	2,616	7,973	6,683
Class C	8,455	5,332	2,045	3,725	905
Class I	396,693	—	690,942	540,310	—
Class M	—	—	—	—	113
Shares Outstanding:
Class A	590	2,058	298	436	112
Class B	852	3,235	259	760	527
Class C	621	1,276	203	356	71
Class I	27,541	—	67,578	51,586	—
Class M	—	—	—	—	9
Net Asset Value Per Share:
Class A	$14.31	$4.95	$10.20	$10.48	$12.97
Class B	13.61	4.28	10.10	10.49	12.68
Class C	13.62	4.18	10.06	10.46	12.75
Class I	14.40	—	10.21	10.47	—
Class M	—	—	—	—	12.66

Maximum Offering Price Per Share (a)
Class A	$15.14	$5.24	$10.71	$11.00	$13.72
Class M	—	—	—	—	12.82

The notes to the financial statements are an integral part of this report.

89

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for classes B, C, and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

90

STATEMENTS OF OPERATIONS

For the years ended October 31, 2007

(all amounts in thousands)

	TA IDEX American	TA IDEX Clarion					TA IDEX Legg
	Century Large	Global Real Estate	TA IDEX Evergreen		TA IDEX Jennison		Mason Partners
	Company Value	Securities	Health Care		Growth		Investors Value
Investment Income:
Dividends	$14,687	$8,108	$3,960		$1,409		$1,675
Less withholding taxes on foreign dividends	(155)	(863)	(170)		(37)		(34)
Interest	1,039	247	508		177		104
Income from loaned securities-net	73	43	189		132		6
	15,644	7,535	4,487		1,681		1,751

Expenses:
Management and advisory fees	4,873	2,751	3,323		1,230		700
Distribution and service fees:
Class A	—	—	—		—		—
Class B	—	—	—		—		—
Class C	—	—	—		—		—
Class I	—	—	—		—		—
Transfer agent fees:
Class A	24	17	11		41		33
Class B	39	14	12		54		35
Class C	11	5	4		17		9
Class I	— (a)	— (a)	—	(a)	—	(a)	— (a)
Printing and shareholder reports	18	13	15		21		18
Custody fees	67	178	93		25		17
Administration fees	121	69	79		31		18
Legal fees	14	8	10		4		2
Audit fees	20	20	21		20		20
Trustees fees	22	12	15		5		4
Registration fees	8	6	4		2		—
Other	8	7	9		4		3
Total expenses	5,225	3,100	3,596		1,454		859
Net of Reimbursement/ Recapture expenses:
Class A	—	—	—		—		(1)
Class B	—	—	—		—		(1)
Class C	—	—	2		—		(1)
Total reimbursed/recaptured expenses	—	—	2		—		(3)
Net expenses	5,225	3,100	3,598		1,454		856

Net Investment Income	10,419	4,435	889		227		895

Net Realized Gain (Loss) from:
Investment securities	11,829	46,081	31,222		2		3,851
Futures contracts	(1,161)	—	—		—		—
Written option & swaption contracts	—	—	—		—		—
Swap agreements	—	—	—		—		—
Foreign currency transactions	—	(612)	23		—		—
	10,668	45,469	31,245		2		3,851

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	28,418	(120)	23,570		27,959		5,342
Futures contracts	521	—	—		—		—
Translation of assets and liabilities denominated in foreign currencies	—	(6)	8		—		—
	28,939	(126)	23,578		27,959		5,342
Net Realized and Unrealized Gain:(b)	39,607	45,343	54,823		27,961		9,193
Net Increase In Net Assets Resulting from Operations	$50,026	$49,778	$55,712		$28,188		$10,088

The notes to the financial statements are an integral part of this report.

91

	TA IDEX Marsico	TA IDEX MFS	TA IDEX PIMCO	TA IDEX PIMCO		TA IDEX Protected
	Growth	International Equity	Real Return TIPS	Total Return		Principal Stock
Investment Income:
Dividends	$2,424	$921	$—	$92		$586
Less withholding taxes on foreign dividends	(64)	(73)	—	—		—
Interest	865	8	29,397	24,425		60
Income from loaned securities-net	53	—	—	—		—
	3,278	856	29,397	24,517		646

Expenses:
Management and advisory fees	2,246	291	4,335	3,144		391
Distribution and service fees:
Class A	—	—	—	—		15
Class B	—	—	—	—		221
Class C	—	—	—	—		29
Class I	—	—	—	—		—
Class M	—	—	—	—		8
Transfer agent fees:
Class A	28	48	5	15		3
Class B	37	62	7	26		19
Class C	13	16	4	10		3
Class I	—	—	— (a)	—	(a)	—
Class M	—	—	—	—		1
Printing and shareholder reports	18	32	13	21		20
Custody fees	50	77	139	209		41
Administration fees	56	6	130	94		6
Legal fees	6	1	17	12		9
Audit fees	20	20	20	20		20
Trustees fees	10	2	25	18		1
Registration fees	5	—	3	13		—
Other	4	2	14	9		12
Total expenses	2,493	557	4,712	3,591		799
Net of Reimbursement/ Recapture expenses:
Class A	—	(21)	—	—		—
Class B	—	(29)	—	—		—
Class C	—	(8)	—	—		—
Total reimbursed/recaptured expenses	—	(58)	—	—		—
Net expenses	2,493	499	4,712	3,591		799

Net Investment Income (Loss)	785	357	24,685	20,926		(153)

Net Realized Gain (Loss) from:
Investment securities	2,571	3,304	(5,539)	837		11,546
Futures contracts	—	—	(4,039)	(3,107)		—
Written option & swaption contracts	—	—	366	1,355		(1,965)
Swap agreements	—	—	(260)	1,849		—
Foreign currency transactions	(1)	(44)	630	210		—
	2,570	3,260	(8,842)	1,144		9,581

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	76,247	2,229	20,665	2,370		(8,389)
Futures contracts	—	—	(1,568)	1,084		—
Written option and swaption contracts	—	—	172	28		855
Swap agreements	—	—	155	2,791		—
Translation of assets and liabilities denominated in foreign currencies	—	5	1,969	2,666		—
	76,247	2,234	21,393	8,939		(7,534)
Net Realized and Unrealized Gain:(b)	78,817	5,494	12,551	10,083		2,047
Net Increase In Net Assets Resulting from Operations	$79,602	$5,851	$37,236	$31,009		$1,894

(a) Rounds to less than $1.

(b) Net realized and unrealized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions and Translations.

The notes to the financial statements are an integral part of this report.

92

STATEMENTS OF CHANGES IN NET ASSETS

(all amounts in thousands)

	TA IDEX American Century		TA IDEX Clarion Global Real		TA IDEX Evergreen Health
	Large Company Value		Estate Securities		Care		TA IDEX Jennison Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$10,419	$4,997	$4,435	$3,058	$889	$(248)	$227	$(356)
Net realized gain (a)	10,668	19,571	45,469	32,939	31,245	68,935	2	5,829
Change in unrealized appreciation (depreciation) (b)	28,939	28,231	(126)	49,130	23,578	13,323	27,959	(1,651)
Net increase (decrease) in net assets resulting from operations	50,026	52,799	49,778	85,127	55,712	82,010	28,188	3,822
Distributions to Shareholders:
From net investment income:
Class A	(72)	(616)	(264)	(67)	—	—	—	—
Class B	(99)	(35)	(225)	(67)	—	—	—	—
Class C	(45)	(15)	(110)	(38)	—	—	—	—
Class I	(4,642)	(794)	(13,154)	(3,664)	(125)	—	—	—
	(4,858)	(1,460)	(13,753)	(3,836)	(125)	—	—	—
From net realized gains:
Class A	(425)	(372)	(628)	(603)	(451)	(229)	(415)	(277)
Class B	(684)	(629)	(544)	(537)	(560)	(300)	(711)	(623)
Class C	(279)	(255)	(257)	(345)	(237)	(127)	(246)	(208)
Class I	(18,093)	(10,623)	(29,229)	(14,489)	(67,027)	(22,213)	(4,207)	(1,276)
	(19,481)	(11,879)	(30,658)	(15,974)	(68,275)	(22,869)	(5,579)	(2,384)

Capital Share Transactions:
Proceeds from shares sold:
Class A	23	173	29	2,118	6	1,353	23	400
Class B	10	203	4	111	2	157	10	1,307
Class C	37	119	3	61	21	62	3	174
Class I	335,997	458,905	50,905	309,146	—	271,042	41,824	97,108
	336,067	459,400	50,941	311,436	29	272,614	41,860	98,989
Dividends and distributions reinvested:
Class A	490	983	852	649	438	219	401	266
Class B	739	617	691	541	536	290	651	544
Class C	248	218	331	339	215	107	221	189
Class I	22,734	11,417	42,383	18,153	67,152	22,213	4,207	1,276
	24,211	13,235	44,257	19,682	68,341	22,829	5,480	2,275
Cost of shares redeemed:
Class A	(2,863)	(406,544)	(2,241)	(134,314)	(997)	(198,693)	(3,663)	(56,926)
Class B	(3,969)	(6,192)	(2,797)	(2,362)	(1,662)	(1,768)	(6,039)	(17,354)
Class C	(1,257)	(2,870)	(847)	(3,767)	(421)	(871)	(2,052)	(5,645)
Class I	(4,990)	(183,634)	(62,522)	(59,453)	(205,593)	(4,146)	(550)	(721)
	(13,079)	(599,240)	(68,407)	(199,896)	(208,673)	(205,478)	(12,304)	(80,646)
Redemption fee:
Class A	—	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class I	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
Automatic conversions:
Class A	264	40	198	18	187	14	211	300
Class B	(264)	(40)	(198)	(18)	(187)	(14)	(211)	(300)
	—	—	—	—	—	—	—	—
	347,199	(126,605)	26,791	131,222	(140,303)	89,965	35,036	20,620
Net increase (decrease) in net assets	372,886	(87,145)	32,158	196,539	(152,991)	149,106	57,645	22,056

Net Assets:
Beginning of year	$343,554	$430,699	$348,105	$151,566	$524,287	$375,181	$130,917	$108,861
End of year	$716,440	$343,554	$380,263	$348,105	$371,296	$524,287	$188,562	$130,917
Undistributed (Accumulated) Net Investment Income (Loss)	$9,098	$3,537	$(119)	$1,448	$590	$1	$224	$(2)

The notes to the financial statements are an integral part of this report.

93

	TA IDEX American Century		TA IDEX Clarion Global Real		TA IDEX Evergreen Health
	Large Company Value		Estate Securities		Care		TA IDEX Jennison Growth
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006	2007	2006
Share Activity:
Shares issued:
Class A	2	15	1	134	—	106	2	34
Class B	1	19	—	7	—	12	1	119
Class C	3	11	—	4	2	5	—	16
Class I	27,331	40,760	2,565	19,087	—	20,891	3,554	8,400
	27,337	40,805	2,566	19,232	2	21,014	3,557	8,569
Shares issued-reinvested from
distributions:
Class A	40	88	45	42	35	18	36	23
Class B	63	58	37	35	44	24	62	49
Class C	21	20	18	22	18	9	22	17
Class I	1,888	1,040	2,256	1,159	5,283	1,760	375	109
	2,012	1,206	2,356	1,258	5,380	1,811	495	198
Shares redeemed:
Class A	(227)	(36,455)	(116)	(8,460)	(76)	(15,492)	(318)	(4,991)
Class B	(328)	(565)	(143)	(141)	(131)	(138)	(560)	(1,640)
Class C	(104)	(262)	(44)	(230)	(34)	(69)	(190)	(530)
Class I	(395)	(16,373)	(3,242)	(3,867)	(15,782)	(310)	(46)	(66)
	(1,054)	(53,655)	(3,545)	(12,698)	(16,023)	(16,009)	(1,114)	(7,227)
Automatic conversions:
Class A	21	4	10	1	14	1	18	27
Class B	(21)	(4)	(10)	(1)	(15)	(1)	(19)	(29)
	—	—	—	—	(1)	—	(1)	(2)
Net increase (decrease) in shares outstanding:
Class A	(164)	(36,348)	(60)	(8,283)	(27)	(15,367)	(262)	(4,907)
Class B	(285)	(492)	(116)	(100)	(102)	(103)	(516)	(1,501)
Class C	(80)	(231)	(26)	(204)	(14)	(55)	(168)	(497)
Class I	28,824	25,427	1,579	16,379	(10,499)	22,341	3,883	8,443
	28,295	(11,644)	1,377	7,792	(10,642)	6,816	2,937	1,538

The notes to the financial statements are an integral part of this report.

94

	TA IDEX Legg Mason				TA IDEX MFS International		TA IDEX PIMCO Real Return
	Partners Investors Value		TA IDEX Marsico Growth		Equity		TIPS
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$895	$1,060	$785	$(166)	$357	$131	$24,685	$27,941
Net realized gain (loss)(a)	3,851	17,756	2,570	8,867	3,260	19,277	(8,842)	(9,947)
Change in unrealized appreciation (depreciation)(b)	5,342	360	76,247	626	2,234	(7,441)	21,393	(3,150)
Net increase (decrease) in net assets resulting from operations	10,088	19,176	79,602	9,327	5,851	11,967	37,236	14,844
Distributions to Shareholders:
From net investment income:
Class A	(73)	(62)	—	—	(248)	(106)	(117)	(987)
Class B	(70)	(32)	—	—	(348)	(155)	(124)	(284)
Class C	(19)	(8)	—	—	(133)	(64)	(86)	(200)
Class I	(730)	(322)	(144)	—	—	(189)	(24,683)	(23,731)
	(892)	(424)	(144)	—	(729)	(514)	(25,010)	(25,202)
From net realized gains:
Class A	(1,984)	(4,033)	—	—	(5,481)	(4,776)	—	(4)
Class B	(2,405)	(6,299)	—	—	(8,185)	(7,874)	—	(5)
Class C	(608)	(1,640)	—	—	(3,159)	(3,241)	—	(4)
Class I	(12,249)	(32,188)	—	—	—	(8,013)	—	(265)
	(17,246)	(44,160)	—	—	(16,825)	(23,904)	—	(278)

Capital Share Transactions:
Proceeds from shares sold:
Class A	28	292	17	1,086	23	465	20	128
Class B	4	1,891	24	2,143	80	355	3	24
Class C	6	120	—	287	132	303	13	299
Class I	—	226,214	226,184	96,416	—	54,442	93,236	355,682
	38	228,517	226,225	99,932	235	55,565	93,272	356,133
Dividends and distributions reinvested:
Class A	2,014	4,016	—	—	5,688	4,834	89	940
Class B	2,396	6,142	—	—	8,274	7,686	97	219
Class C	591	1,518	—	—	3,095	3,056	65	134
Class I	12,978	32,510	144	—	—	8,202	24,683	23,996
	17,979	44,186	144	—	17,057	23,778	24,934	25,289
Cost of shares redeemed:
Class A	(3,689)	(174,854)	(3,548)	(98,268)	(3,740)	(59,776)	(1,253)	(272,101)
Class B	(3,867)	(8,635)	(4,384)	(10,546)	(4,523)	(8,983)	(2,626)	(4,791)
Class C	(831)	(2,475)	(1,791)	(4,902)	(1,743)	(4,356)	(1,139)	(5,364)
Class I	(8,371)	(172,521)	(2,025)	—	—	(57,455)	(42,707)	(63,907)
	(16,758)	(358,485)	(11,748)	(113,716)	(10,006)	(130,570)	(47,725)	(346,163)
Redemption fee:
Class A	—	—	—	—	—	—	—	—
Class B	—	—	—	1	—	—	—	—
Class C	—	—	—	—	—	—	—	—
Class I	—	—	—	—	—	—	—	—
	—	—	—	1	—	—	—	—
Automatic conversions:
Class A	899	533	470	104	317	173	36	12
Class B	(899)	(533)	(470)	(104)	(317)	(173)	(36)	(12)
	—	—	—	—	—	—	—	—
	1,259	(85,782)	214,621	(13,783)	7,286	(51,227)	70,481	35,259
Net increase (decrease) in net assets	(6,791)	(111,190)	294,079	(4,456)	(4,417)	(63,678)	82,707	24,623

Net Assets:
Beginning of year	$92,335	$203,525	$131,109	$135,565	$33,784	$97,462	$615,941	$591,318
End of year	$85,544	$92,335	$425,188	$131,109	$29,367	$33,784	$698,648	$615,941
Undistributed (Accumulated) Net Investment Income (Loss)	$668	$664	$398	$(1)	$(107)	$92	$132	$1,356

The notes to the financial statements are an integral part of this report.

95

	TA IDEX Legg Mason				TA IDEX MFS International		TA IDEX PIMCO Real Return
	Partners Investors Value		TA IDEX Marsico Growth		Equity		TIPS
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006	2007	2006
Share Activity:
Shares issued:
Class A	2	26	1	101	4	59	2	13
Class B	—	181	2	203	21	46	—	3
Class C	—	12	—	27	35	44	1	30
Class I	—	17,521	18,626	9,062	—	5,373	9,357	35,025
	2	17,740	18,629	9,393	60	5,522	9,360	35,071
Shares issued-reinvested from distributions:
Class A	216	403	—	—	1,317	699	9	93
Class B	282	668	—	—	2,218	1,196	10	22
Class C	70	166	—	—	850	481	7	13
Class I	1,394	3,284	13	—	—	1,189	2,497	2,398
	1,962	4,521	13	—	4,385	3,565	2,523	2,526
Shares redeemed:
Class A	(374)	(12,273)	(298)	(9,231)	(768)	(6,059)	(125)	(26,811)
Class B	(424)	(876)	(383)	(1,022)	(1,072)	(1,262)	(266)	(479)
Class C	(95)	(249)	(156)	(474)	(431)	(618)	(116)	(539)
Class I	(891)	(14,906)	(160)	—	—	(6,562)	(4,307)	(6,267)
	(1,784)	(28,304)	(997)	(10,727)	(2,271)	(14,501)	(4,814)	(34,096)
Automatic conversions:
Class A	91	50	37	10	67	22	3	1
Class B	(100)	(54)	(39)	(10)	(78)	(24)	(3)	(1)
	(9)	(4)	(2)	—	(11)	(2)	—	—
Net increase (decrease) in shares outstanding:
Class A	(65)	(11,794)	(260)	(9,120)	620	(5,279)	(111)	(26,704)
Class B	(242)	(81)	(420)	(829)	1,089	(44)	(259)	(455)
Class C	(25)	(71)	(156)	(447)	454	(93)	(108)	(496)
Class I	503	5,899	18,479	9,062	—	—	7,547	31,156
	171	(6,047)	17,643	(1,334)	2,163	(5,416)	7,069	3,501

The notes to the financial statements are an integral part of this report.

96

			TA IDEX Protected Principal
	TA IDEX PIMCO Total Return		Stock
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$20,926	$9,015	$(153)	$(220)
Net realized gain (loss)(a)	1,144	(1,790)	9,581	2,337
Change in unrealized appreciation (depreciation)(b)	8,939	3,810	(7,534)	1,185
Net increase (decrease) in net assets resulting from operations	31,009	11,035	1,894	3,302
Distributions to Shareholders:
From net investment income:
Class A	(195)	(452)	—	—
Class B	(423)	(546)	—	—
Class C	(168)	(215)	—	—
Class I	(19,388)	(7,090)	—	—
	(20,174)	(8,303)	—	—
From net realized gains:
Class A	(3)	—	—	—
Class B	(7)	—	—	—
Class C	(2)	—	—	—
Class I	(154)	—	—	—
Class M	—	—	—	—
	(166)	—	—	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	9	218	—	—
Class B	10	136	—	—
Class C	11	153	—	—
Class I	248,086	258,105	—	—
	248,116	258,612	—	—
Dividends and distributions reinvested:
Class A	176	419	—	—
Class B	324	394	—	—
Class C	132	182	—	—
Class I	19,542	7,090	—	—
	20,174	8,085	—	—
Cost of shares redeemed:
Class A	(1,715)	(120,452)	(4,557)	(1,684)
Class B	(5,548)	(9,402)	(24,959)	(6,580)
Class C	(1,248)	(5,225)	(3,098)	(1,422)
Class I	(5,873)	(4)	—	—
Class M	—	—	(1,307)	(473)
	(14,384)	(135,083)	(33,921)	(10,159)
Redemption fee:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class M	—	—	—	—
	—	—	—	—
Automatic conversions:
Class A	283	46	—	—
Class B	(283)	(46)	—	—
	—	—	—	—
	253,906	131,614	(33,921)	(10,159)
Net increase (decrease) in net assets	264,575	134,346	(32,027)	(6,857)

Net Assets:
Beginning of year	$292,007	$157,661	$41,178	$48,035
End of year	$556,582	$292,007	$9,151	$41,178
Undistributed (Accumulated) Net Investment Income (Loss)	$166	$611	$—	$—

The notes to the financial statements are an integral part of this report.

97

			TA IDEX Protected Principal
	TA IDEX PIMCO Total Return		Stock
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006
Share Activity:
Shares issued:
Class A	1	21	—	—
Class B	1	13	—	—
Class C	1	15	—	—
Class I	24,157	25,391	—	—
	24,160	25,440	—	—
Shares issued-reinvested from distributions:
Class A	17	41	—	—
Class B	32	39	—	—
Class C	13	18	—	—
Class I	1,908	702	—	—
	1,970	800	—	—
Shares redeemed:
Class A	(167)	(11,898)	(358)	(144)
Class B	(541)	(924)	(2,001)	(570)
Class C	(122)	(518)	(249)	(123)
Class I	(572)	—	—	—
Class M	—	—	(104)	(41)
	(1,402)	(13,341)	(2,712)	(878)
Automatic conversions:
Class A	28	5	—	—
Class B	(28)	(5)	—	—
	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	(121)	(11,831)	(358)	(144)
Class B	(536)	(877)	(2,001)	(570)
Class C	(108)	(485)	(249)	(123)
Class I	25,493	26,093	—	—
Class M	—	—	(104)	(41)
	24,728	12,900	(2,712)	(878)

(a) Net realized and unrealized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions.

(b) Change in unrealized appreciation (depreciation) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Translation.

The notes to the financial statements are an integral part of this report.

98

FINANCIAL HIGHLIGHTS

For the years ended:

	TA IDEX American Century Large Company Value
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$12.44		$10.98		$10.20		$9.09		$7.55

Investment Operations(h)
Net Investment income (loss)	0.19		0.39		0.13		0.11		0.04
Net realized and unrealized gain (loss) on investments	0.95		1.50		0.80		1.01		1.50
Total from investment operations	1.14		1.89		0.93		1.12		1.54

Distributions
Net investment income	(0.11)		(0.02)		(0.15)		(0.01)		—
Net realized gains on investments	(0.65)		(0.41)		—		—		—
Total distributions	(0.76)		(0.43)		(0.15)		(0.01)		—

Net Asset Value
End of year	$12.82		$12.44		$10.98		$10.20		$9.09

Total Return(a)	9.54%		17.66%		9.10%		12.38%		20.40%

Net Assets End of Period	$6,612		$8,453		$406,609		$157,103		$8,988

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.17	%(c)	1.30	%(c)	1.31	%(c)	1.54	%(c)	1.85	%(c)
Before reimbursement/fee waiver(b)	1.17	%(d)	1.30	%(d)	1.31	%(d)	1.54	%(d)	2.56	%(d)
Net investment income (loss), to average net assets(b)	1.49%		3.44%		1.16%		1.11%		0.53%
Portfolio turnover rate(e)	13%		24%		28%		61%		76%

	TA IDEX American Century Large Company Value
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$12.03		$10.67		$9.88		$8.87		$7.41

Investment Operations(h)
Net Investment income (loss)	0.18		0.11		0.02		0.02		(0.01)
Net realized and unrealized gain (loss) on investments	0.92		1.68		0.77		1.00		1.47
Total from investment operations	1.10		1.79		0.79		1.02		1.46

Distributions
Net investment income	(0.09)		(0.02)		—		(0.01)		—
Net realized gains on investments	(0.65)		(0.41)		—		—		—
Total distributions	(0.74)		(0.43)		—		(0.01)		—

Net Asset Value
End of year	$12.39		$12.03		$10.67		$9.88		$8.87

Total Return(a)	9.55%		17.29%		8.01%		11.54%		19.70%

Net Assets End of Period	$10,023		$13,169		$16,927		$18,612		$17,245

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.19	%(c)	1.64	%(c)	2.36	%(c)	2.32	%(c)	2.50	%(c)
Before reimbursement/fee waiver(b)	1.19	%(d)	1.64	%(d)	2.36	%(d)	2.32	%(d)	3.21	%(d)
Net investment income (loss), to average net assets(b)	1.48%		1.01%		0.23%		0.20%		(0.12)%
Portfolio turnover rate(e)	13%		24%		28%		61%		76%

The notes to the financial statements are an integral part of this report.

99

	TA IDEX American Century Large Company Value
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$12.01		$10.64		$9.86		$8.87		$7.32
Investment Operations(h)
Net Investment income (loss)	0.19		0.12		0.02		—		(0.01)
Net realized and unrealized gain (loss) on investments	0.92		1.68		0.77		1.00		1.56
Total from investment operations	1.11		1.80		0.79		1.00		1.55
Distributions
Net investment income	(0.10)		(0.02)		(0.01)		(0.01)		—
Net realized gains on investments	(0.65)		(0.41)		—		—		—
Total distributions	(0.75)		(0.43)		(0.01)		(0.01)		—

Net Asset Value
End of year	$12.37		$12.01		$10.64		$9.86		$8.87

Total Return(a)	9.66%		17.45%		7.93%		11.38%		21.17%

Net Assets End of Period	$4,474		$5,301		$7,163		$7,586		$1,230

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.07	%(c)	1.59	%(c)	2.42	%(c)	2.50	%(c)	2.50	%(c)
Before reimbursement/fee waiver(b)	1.07	%(d)	1.59	%(d)	2.42	%(d)	2.54	%(d)	3.21	%(d)
Net investment income (loss), to average net assets(b)	1.59%		1.07%		0.16%		0.04%		(0.12)%
Portfolio turnover rate(e)	13%		24%		28%		61%		76%

	TA IDEX American Century
	Large Company Value
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$12.45		$11.15

Investment Operations(h)
Net Investment income (loss)	0.22		0.17
Net realized and unrealized gain (loss) on investments	0.97		1.57
Total from investment operations	1.19		1.74

Distributions
Net investment income	(0.17)		(0.03)
Net realized gains on investments	(0.65)		(0.41)
Total distributions	(0.82)		(0.44)

Net Asset Value
End of year	$12.82		$12.45

Total Return(a)	9.95%		16.11%

Net Assets End of Period	$695,331		$316,631

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.85	%(c)	0.91	%(c)
Before reimbursement/fee waiver(b)	0.85	%(d)	0.91	%(d)
Net investment income (loss), to average net assets(b)	1.73%		1.57%
Portfolio turnover rate(e)	13%		24%

The notes to the financial statements are an integral part of this report.

100

	TA IDEX Clarion Global Real Estate Securities
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$20.30		$16.13		$13.99		$12.25		$10.00

Investment Operations(h)
Net Investment income (loss)	0.31		0.13		0.27		0.28		0.43
Net realized and unrealized gain (loss) on investments	2.45		5.59		2.46		3.05		1.95
Total from investment operations	2.76		5.72		2.73		3.33		2.38

Distributions
Net investment income	(0.75)		(0.17)		(0.41)		(0.53)		(0.13)
Net realized gains on investments	(1.78)		(1.38)		(0.18)		(1.06)		—
Total distributions	(2.53)		(1.55)		(0.59)		(1.59)		(0.13)

Net Asset Value
End of year	$20.53		$20.30		$16.13		$13.99		$12.25

Total Return(a)	14.79%		38.39%		19.87%		29.30%		23.80%

Net Assets End of Period	$6,050		$7,199		$139,290		$125,423		$64,090

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.13	%(c)	1.30	%(c)	1.25	%(c)	1.30	%(c)	1.75	%(c)
Before reimbursement/fee waiver(b)	1.13	%(d)	1.30	%(d)	1.25	%(d)	1.30	%(d)	1.76	%(d)
Net investment income (loss), to average net assets(b)	1.02%		0.77%		1.77%		2.16%		5.55%
Portfolio turnover rate(e)	72%		76%		66%		73%		95%

	TA IDEX Clarion Global Real Estate Securities
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$20.25		$16.14		$13.99		$12.22		$10.00

Investment Operations(h)
Net Investment income (loss)	0.31		0.11		0.06		0.25		0.38
Net realized and unrealized gain (loss) on investments	2.44		5.57		2.49		3.03		1.95
Total from investment operations	2.75		5.68		2.55		3.28		2.33

Distributions
Net investment income	(0.75)		(0.19)		(0.22)		(0.45)		(0.11)
Net realized gains on investments	(1.78)		(1.38)		(0.18)		(1.06)		—
Total distributions	(2.53)		(1.57)		(0.40)		(1.51)		(0.11)

Net Asset Value
End of year	$20.47		$20.25		$16.14		$13.99		$12.22

Total Return(a)	14.77%		38.20%		18.45%		28.96%		23.33%

Net Assets End of Period	$4,004		$6,323		$6,644		$4,042		$1,804

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.14	%(c)	1.55	%(c)	2.38	%(c)	1.51	%(c)	2.40	%(c)
Before reimbursement/fee waiver(b)	1.14	%(d)	1.55	%(d)	2.38	%(d)	1.51	%(d)	2.41	%(d)
Net investment income (loss), to average net assets(b)	1.02%		0.64%		0.42%		1.97%		4.91%
Portfolio turnover rate(e)	72%		76%		66%		73%		95%

The notes to the financial statements are an integral part of this report.

101

	TA IDEX Clarion Global Real Estate Securities
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$20.09		$16.02		$13.92		$12.22		$10.00

Investment Operations(h)
Net Investment income (loss)	0.32		0.11		0.11		0.17		0.38
Net realized and unrealized gain (loss) on investments	2.44		5.54		2.44		3.04		1.95
Total from investment operations	2.76		5.65		2.55		3.21		2.33

Distributions
Net investment income	(0.77)		(0.20)		(0.27)		(0.45)		(0.11)
Net realized gains on investments	(1.78)		(1.38)		(0.18)		(1.06)		—
Total distributions	(2.55)		(1.58)		(0.45)		(1.51)		(0.11)

Net Asset Value
End of year	$20.30		$20.09		$16.02		$13.92		$12.22

Total Return(a)	14.95%		38.30%		18.53%		28.32%		23.33%

Net Assets End of Period	$2,459		$2,963		$5,632		$5,325		$1,913

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.06	%(c)	1.52	%(c)	2.27	%(c)	2.22	%(c)	2.40	%(c)
Before reimbursement/fee waiver(b)	1.06	%(d)	1.52	%(d)	2.27	%(d)	2.22	%(d)	2.41	%(d)
Net investment income (loss), to average net assets(b)	1.09%		0.64%		0.76%		1.32%		4.91%
Portfolio turnover rate(e)	72%		76%		66%		73%		95%

	TA IDEX Clarion Global Real
	Estate Securities
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$20.25		$15.85

Investment Operations(h)
Net Investment income (loss)	0.36		0.21
Net realized and unrealized gain (loss) on investments	2.45		5.85
Total from investment operations	2.81		6.06

Distributions
Net investment income	(0.80)		(0.28)
Net realized gains on investments	(1.78)		(1.38)
Total distributions	(2.58)		(1.66)

Net Asset Value
End of year	$20.48		$20.25

Total Return(a)	15.11%		41.43%

Net Assets End of Period	$367,750		$331,620

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.88	%(c)	0.91	%(c)
Before reimbursement/fee waiver(b)	0.88	%(d)	0.91	%(d)
Net investment income (loss), to average net assets(b)	1.29%		1.27%
Portfolio turnover rate(e)	72%		76%

The notes to the financial statements are an integral part of this report.

102

	TA IDEX Evergreen Health Care
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$14.06		$12.44		$10.84		$10.14		$8.28

Investment Operations(h)
Net Investment income (loss)	(0.01)		(0.07)		(0.12)		(0.13)		(0.16)
Net realized and unrealized gain (loss) on investments	1.73		2.41		1.82		1.18		2.02
Total from investment operations	1.72		2.34		1.70		1.05		1.86

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	(1.85)		(0.72)		(0.10)		(0.35)		—
Total distributions	(1.85)		(0.72)		(0.10)		(0.35)		—

Net Asset Value
End of year	$13.93		$14.06		$12.44		$10.84		$10.14

Total Return(a)	13.71%		19.48%		15.69%		10.19%		22.46%

Net Assets End of Period	$3,188		$3,592		$194,414		$154,957		$59,115

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.24	%(c)	1.47	%(c)	1.44	%(c)	1.53	%(c)	1.95	%(c)
Before reimbursement/fee waiver(b)	1.24	%(d)	1.47	%(d)	1.44	%(d)	1.53	%(d)	2.19	%(d)
Net investment income (loss), to average net assets(b)	(0.08)%		(0.56)%		(1.02)%		(1.15)%		(1.61)%
Portfolio turnover rate(e)	68%		92%		59%		35%		30%

	TA IDEX Evergreen Health Care
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$13.61		$12.10		$10.66		$10.03		$8.24

Investment Operations(h)
Net Investment income (loss)	(0.01)		(0.10)		(0.25)		(0.17)		(0.21)
Net realized and unrealized gain (loss) on investments	1.67		2.33		1.79		1.15		2.00
Total from investment operations	1.66		2.23		1.54		0.98		1.79

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	(1.85)		(0.72)		(0.10)		(0.35)		—
Total distributions	(1.85)		(0.72)		(0.10)		(0.35)		—

Net Asset Value
End of year	$13.42		$13.61		$12.10		$10.66		$10.03

Total Return(a)	13.73%		19.11%		14.45%		9.59%		21.72%

Net Assets End of Period	$3,099		$4,528		$5,274		$4,590		$2,952

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.24	%(c)	1.71	%(c)	2.60	%(c)	2.09	%(c)	2.60	%(c)
Before reimbursement/fee waiver(b)	1.24	%(d)	1.71	%(d)	2.66	%(d)	2.09	%(d)	2.84	%(d)
Net investment income (loss), to average net assets(b)	(0.06)%		(0.79)%		(2.18)%		(1.58)%		(2.26)%
Portfolio turnover rate(e)	68%		92%		59%		35%		30%

The notes to the financial statements are an integral part of this report.

103

	TA IDEX Evergreen Health Care
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$13.55		$12.07		$10.63		$10.03		$8.10

Investment Operations(h)
Net Investment income (loss)	(0.01)		(0.13)		(0.25)		(0.24)		(0.22)
Net realized and unrealized gain (loss) on investments	1.66		2.33		1.79		1.19		2.15
Total from investment operations	1.65		2.20		1.54		0.95		1.93

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	(1.85)		(0.72)		(0.10)		(0.35)		—
Total distributions	(1.85)		(0.72)		(0.10)		(0.35)		—

Net Asset Value
End of year	$13.35		$13.55		$12.07		$10.63		$10.03

Total Return(a)	13.71%		18.90%		14.44%		9.28%		23.83%

Net Assets End of Period	$1,530		$1,748		$2,223		$2,081		$201

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.24	%(c)	1.89	%(c)	2.60	%(c)	2.60	%(c)	2.60	%(c)
Before reimbursement/fee waiver(b)	1.13	%(d)	1.89	%(d)	2.90	%(d)	3.41	%(d)	2.84	%(d)
Net investment income (loss), to average net assets(b)	(0.11)%		(0.99)%		(2.18)%		(1.61)%		(2.26)%
Portfolio turnover rate(e)	68%		92%		59%		35%		30%

	TA IDEX Evergreen Health Care
	Class I
	October 31,		October 31,		October 31,
	2007		2006		2005

Net Asset Value
Beginning of year	$14.22		$12.52		$11.26

Investment Operations(h)
Net Investment income (loss)	0.03		—		(0.07)
Net realized and unrealized gain (loss) on investments	1.75		2.42		1.43
Total from investment operations	1.78		2.42		1.36

Distributions
Net investment income	—	(g)	—		—
Net realized gains on investments	(1.85)		(0.72)		(0.10)
Total distributions	(1.85)		(0.72)		(0.10)

Net Asset Value
End of year	$14.15		$14.22		$12.52

Total Return(a)	14.04%		20.02%		12.09%

Net Assets End of Period	$363,479		$514,419		$173,270

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.90	%(c)	0.96	%(c)	1.06	%(c)
Before reimbursement/fee waiver(b)	0.90	%(d)	0.96	%(d)	1.06	%(d)
Net investment income (loss), to average net assets(b)	0.23%		(0.03)%		(0.65)%
Portfolio turnover rate(e)	68%		92%		59%

The notes to the financial statements are an integral part of this report.

104

	TA IDEX Jennison Growth
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$11.35		$11.06		$9.52		$8.54		$6.88

Investment Operations(h)
Net Investment income (loss)	(0.02)		(0.06)		(0.03)		(0.07)		(0.04)
Net realized and unrealized gain (loss) on investments	2.06		0.56		1.57		1.05		1.70
Total from investment operations	2.04		0.50		1.54		0.98		1.66

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	(0.46)		(0.21)		—		—		—
Total distributions	(0.46)		(0.21)		—		—		—

Net Asset Value
End of year	$12.93		$11.35		$11.06		$9.52		$8.54

Total Return(a)	18.59%		4.44%		16.18%		11.48%		24.13%

Net Assets End of Period	$9,065		$10,924		$64,920		$57,760		$18,833

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.30	%(c)	1.41	%(c)	1.41	%(c)	1.59	%(c)	1.75	%(c)
Before reimbursement/fee waiver(b)	1.30	%(d)	1.41	%(d)	1.41	%(d)	1.59	%(d)	1.90	%(d)
Net investment income (loss), to average net assets(b)	(0.21)%		(0.56)%		(0.33)%		(0.79)%		(0.54)%
Portfolio turnover rate(e)	63%		80%		86%		147%		100%

	TA IDEX Jennison Growth
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.63		$10.39		$9.03		$8.14		$6.60

Investment Operations(h)
Net Investment income (loss)	(0.01)		(0.08)		(0.11)		(0.12)		(0.08)
Net realized and unrealized gain (loss) on investments	1.93		0.53		1.47		1.01		1.62
Total from investment operations	1.92		0.45		1.36		0.89		1.54

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	(0.46)		(0.21)		—		—		—
Total distributions	(0.46)		(0.21)		—		—		—

Net Asset Value
End of year	$12.09		$10.63		$10.39		$9.03		$8.14

Total Return(a)	18.72%		4.24%		15.06%		10.93%		23.33%

Net Assets End of Period	$13,754		$17,590		$32,778		$34,667		$37,500

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.23	%(c)	1.62	%(c)	2.27	%(c)	2.24	%(c)	2.40	%(c)
Before reimbursement/fee waiver(b)	1.23	%(d)	1.62	%(d)	2.27	%(d)	2.24	%(d)	2.55	%(d)
Net investment income (loss), to average net assets(b)	(0.14)%		(0.75)%		(1.18)%		(1.37)%		(1.19)%
Portfolio turnover rate(e)	63%		80%		86%		147%		100%

The notes to the financial statements are an integral part of this report.

105

	TA IDEX Jennison Growth
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.66		$10.41		$9.05		$8.14		$6.60

Investment Operations(h)
Net Investment income (loss)	(0.01)		(0.08)		(0.12)		(0.15)		(0.09)
Net realized and unrealized gain (loss) on investments	1.93		0.54		1.48		1.06		1.63
Total from investment operations	1.92		0.46		1.36		0.91		1.54

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	(0.46)		(0.21)		—		—		—
Total distributions	(0.46)		(0.21)		—		—		—

Net Asset Value
End of year	$12.12		$10.66		$10.41		$9.05		$8.14

Total Return(a)	18.67%		4.33%		15.03%		11.18%		23.33%

Net Assets End of Period	$4,928		$6,130		$11,163		$13,717		$607

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.20	%(c)	1.66	%(c)	2.37	%(c)	2.39	%(c)	2.40	%(c)
Before reimbursement/fee waiver(b)	1.20	%(d)	1.66	%(d)	2.37	%(d)	2.39	%(d)	2.55	%(d)
Net investment income (loss), to average net assets(b)	(0.10)%		(0.79)%		(1.20)%		(1.68)%		(1.19)%
Portfolio turnover rate(e)	63%		80%		86%		147%		100%

	TA IDEX Jennison Growth
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$11.40		$11.43

Investment Operations(h)
Net Investment income (loss)	0.03		—
Net realized and unrealized gain (loss) on investments	2.08		0.18
Total from investment operations	2.11		0.18

Distributions
Net investment income	—		—
Net realized gains on investments	(0.46)		(0.21)
Total distributions	(0.46)		(0.21)

Net Asset Value
End of year	$13.05		$11.40

Total Return(a)	19.14%		1.50%

Net Assets End of Period	$160,815		$96,273

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.87	%(c)	0.89	%(c)
Before reimbursement/fee waiver(b)	0.87	%(d)	0.89	%(d)
Net investment income (loss), to average net assets(b)	0.22%		(0.02)%
Portfolio turnover rate(e)	63%		80%

The notes to the financial statements are an integral part of this report.

106

	TA IDEX Legg Mason Partners Investors Value
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$11.12		$14.17		$13.30		$12.51		$10.21

Investment Operations(h)
Net Investment income (loss)	0.08		0.11		0.16		0.10		0.08
Net realized and unrealized gain (loss) on investments	1.07		1.73		1.11		1.09		2.31
Total from investment operations	1.15		1.84		1.27		1.19		2.39

Distributions
Net investment income	(0.08)		(0.03)		(0.19)		(0.10)		(0.02)
Net realized gains on investments	(2.08)		(4.86)		(0.21)		(0.30)		(0.07)
Total distributions	(2.16)		(4.89)		(0.40)		(0.40)		(0.09)

Net Asset Value
End of year	$10.11		$11.12		$14.17		$13.30		$12.51

Total Return(a)	11.90%		17.14%		9.60%		9.52%		23.57%

Net Assets End of Period	$9,238		$10,885		$180,933		$405,455		$233,779

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.21	%(c)	1.33	%(c)	1.25	%(c)	1.25	%(c)	1.42	%(c)
Before reimbursement/fee waiver(b)	1.22	%(d)	1.33	%(d)	1.25	%(d)	1.25	%(d)	1.42	%(d)
Net investment income (loss), to average net assets(b)	0.79%		0.95%		1.14%		0.72%		0.71%
Portfolio turnover rate(e)	12%		23%		47%		33%		32%

	TA IDEX Legg Mason Partners Investors Value
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.30		$13.48		$12.65		$11.99		$9.84

Investment Operations(h)
Net Investment income (loss)	0.07		0.05		—		0.01		0.01
Net realized and unrealized gain (loss) on investments	0.97		1.65		1.08		1.05		2.23
Total from investment operations	1.04		1.70		1.08		1.06		2.24

Distributions
Net investment income	(0.06)		(0.02)		(0.04)		(0.10)		(0.02)
Net realized gains on investments	(2.08)		(4.86)		(0.21)		(0.30)		(0.07)
Total distributions	(2.14)		(4.88)		(0.25)		(0.40)		(0.09)

Net Asset Value
End of year	$9.20		$10.30		$13.48		$12.65		$11.99

Total Return(a)	11.80%		17.02%		8.53%		8.82%		22.93%

Net Assets End of Period	$9,104		$12,677		$17,684		$20,463		$20,102

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.20	%(c)	1.57	%(c)	2.20	%(c)	1.86	%(c)	2.07	%(c)
Before reimbursement/fee waiver(b)	1.21	%(d)	1.58	%(d)	2.24	%(d)	1.86	%(d)	2.07	%(d)
Net investment income (loss), to average net assets(b)	0.81%		0.49%		0.02%		0.11%		0.06%
Portfolio turnover rate(e)	12%		23%		47%		33%		32%

The notes to the financial statements are an integral part of this report.

107

	TA IDEX Legg Mason Partners Investors Value
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.24		$13.43		$12.62		$11.99		$9.77

Investment Operations(h)
Net Investment income (loss)	0.07		0.05		—		(0.05)		0.01
Net realized and unrealized gain (loss) on investments	0.96		1.64		1.08		1.08		2.30
Total from investment operations	1.03		1.69		1.08		1.03		2.31

Distributions
Net investment income	(0.06)		(0.02)		(0.06)		(0.10)		(0.02)
Net realized gains on investments	(2.08)		(4.86)		(0.21)		(0.30)		(0.07)
Total distributions	(2.14)		(4.88)		(0.27)		(0.40)		(0.09)

Net Asset Value
End of year	$9.13		$10.24		$13.43		$12.62		$11.99

Total Return(a)	11.83%		16.99%		8.57%		8.62%		23.81%

Net Assets End of Period	$2,469		$3,015		$4,908		$5,981		$797

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.19	%(c)	1.60	%(c)	2.20	%(c)	2.20	%(c)	2.07	%(c)
Before reimbursement/fee waiver(b)	1.22	%(d)	1.67	%(d)	2.38	%(d)	2.30	%(d)	2.07	%(d)
Net investment income (loss), to average net assets(b)	0.82%		0.47%		0.03%		(0.37)%		0.05%
Portfolio turnover rate(e)	12%		23%		47%		33%		32%

	TA IDEX Legg Mason Partners Investors Value
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$11.15		$14.35

Investment Operations(h)
Net Investment income (loss)	0.11		0.12
Net realized and unrealized gain (loss) on investments	1.05		1.59
Total from investment operations	1.16		1.71

Distributions
Net investment income	(0.12)		(0.05)
Net realized gains on investments	(2.08)		(4.86)
Total distributions	(2.20)		(4.91)

Net Asset Value
End of year	$10.11		$11.15

Total Return(a)	12.10%		16.22%

Net Assets End of Period	$64,733		$65,758

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.89	%(c)	0.90	%(c)
Before reimbursement/fee waiver(b)	0.89	%(d)	0.90	%(d)
Net investment income (loss), to average net assets(b)	1.10%		1.17%
Portfolio turnover rate(e)	12%		23%

The notes to the financial statements are an integral part of this report.

108

	TA IDEX Marsico Growth
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$11.02		$10.32		$9.15		$8.97		$7.56

Investment Operations(h)
Net Investment income (loss)	0.01		(0.05)		(0.03)		(0.05)		(0.08)
Net realized and unrealized gain (loss) on investments	3.28		0.75		1.20		0.23		1.49
Total from investment operations	3.29		0.70		1.17		0.18		1.41

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	—		—		—		—		—

Net Asset Value
End of year	$14.31		$11.02		$10.32		$9.15		$8.97

Total Return(a)	29.85%		6.78%		12.79%		2.01%		18.65%

Net Assets End of Period	$8,451		$9,362		$102,906		$37,186		$34,167

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.20	%(c)	1.34	%(c)	1.35	%(c)	1.52	%(c)	1.75	%(c)
Before reimbursement/fee waiver(b)	1.20	%(d)	1.34	%(d)	1.35	%(d)	1.52	%(d)	1.80	%(d)
Net investment income (loss), to average net assets(b)	0.08%		(0.43)%		(0.30)%		(0.58)%		(0.97)%
Portfolio turnover rate(e)	40%		62%		74%		85%		129%

	TA IDEX Marsico Growth
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.47		$9.83		$8.80		$8.68		$7.36

Investment Operations(h)
Net Investment income (loss)	0.01		(0.07)		(0.12)		(0.10)		(0.12)
Net realized and unrealized gain (loss) on investments	3.13		0.71		1.15		0.22		1.44
Total from investment operations	3.14		0.64		1.03		0.12		1.32

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	—		—		—		—		—

Net Asset Value
End of year	$13.61		$10.47		$9.83		$8.80		$8.68

Total Return(a)	29.99%		6.51%		11.70%		1.38%		17.93%

Net Assets End of Period	$11,589		$13,327		$20,650		$19,792		$19,723

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.17	%(c)	1.58	%(c)	2.31	%(c)	2.13	%(c)	2.40	%(c)
Before reimbursement/fee waiver(b)	1.17	%(d)	1.58	%(d)	2.31	%(d)	2.13	%(d)	2.45	%(d)
Net investment income (loss), to average net assets(b)	0.10%		(0.64)%		(1.24)%		(1.19)%		(1.62)%
Portfolio turnover rate(e)	40%		62%		74%		85%		129%

The notes to the financial statements are an integral part of this report.

109

	TA IDEX Marsico Growth
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.47		$9.81		$8.78		$8.68		$7.18

Investment Operations(h)
Net Investment income (loss)	0.03		(0.05)		(0.11)		(0.12)		(0.12)
Net realized and unrealized gain (loss) on investments	3.12		0.71		1.14		0.22		1.62
Total from investment operations	3.15		0.66		1.03		0.10		1.50

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	—		—		—		—		—

Net Asset Value
End of year	$13.62		$10.47		$9.81		$8.78		$8.68

Total Return(a)	30.09%		6.73%		11.69%		1.27%		20.89%

Net Assets End of Period	$8,455		$8,140		$12,009		$9,379		$1,200

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.02	%(c)	1.46	%(c)	2.26	%(c)	2.40	%(c)	2.40	%(c)
Before reimbursement/fee waiver(b)	1.02	%(d)	1.46	%(d)	2.26	%(d)	2.40	%(d)	2.46	%(d)
Net investment income (loss), to average net assets(b)	0.23%		(0.52)%		(1.20)%		(1.38)%		(1.62)%
Portfolio turnover rate(e)	40%		62%		74%		85%		129%

	TA IDEX Marsico Growth
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$11.07		$10.63

Investment Operations(h)
Net Investment income (loss)	0.04		0.01
Net realized and unrealized gain (loss) on investments	3.30		0.43
Total from investment operations	3.34		0.44

Distributions
Net investment income	(0.01)		—
Net realized gains on investments	—		—
Total distributions	(0.01)		—

Net Asset Value
End of year	$14.40		$11.07

Total Return(a)	30.25%		4.14%

Net Assets End of Period	$396,693		$100,280

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.86	%(c)	0.89	%(c)
Before reimbursement/fee waiver(b)	0.86	%(d)	0.89	%(d)
Net investment income (loss), to average net assets(b)	0.30%		0.07%
Portfolio turnover rate(e)	40%		62%

The notes to the financial statements are an integral part of this report.

110

	TA IDEX MFS International Equity
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$8.07		$10.07		$8.81		$8.03		$7.00

Investment Operations(h)
Net Investment income (loss)	0.05		0.03		0.03		—		0.02
Net realized and unrealized gain (loss) on investments	0.96		1.76		1.30		0.80		1.01
Total from investment operations	1.01		1.79		1.33		0.80		1.03

Distributions
Net investment income	(0.18)		(0.08)		(0.07)		(0.02)		—
Net realized gains on investments	(3.95)		(3.71)		—		—		—
Total distributions	(4.13)		(3.79)		(0.07)		(0.02)		—

Net Asset Value
End of year	$4.95		$8.07		$10.07		$8.81		$8.03

Total Return(a)	20.00%		24.04%		15.17%		9.95%		14.71%

Net Assets End of Period	$10,194		$11,604		$67,656		$187,608		$152,086

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.61	%(c)	1.48	%(c)	1.56	%(c)	1.59	%(c)	1.78	%(c)
Before reimbursement/fee waiver(b)	1.81	%(d)	1.92	%(d)	1.56	%(d)	1.59	%(d)	2.39	%(d)
Net investment income (loss), to average net assets(b)	1.11%		0.39%		0.36%		(0.05)%		0.23%
Portfolio turnover rate(e)	26%		131%		82%		159%		220%

	TA IDEX MFS International Equity
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$7.50		$9.62		$8.41		$7.70		$6.76

Investment Operations(h)
Net Investment income (loss)	0.05		0.01		—		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	0.85		1.65		1.21		0.77		0.97
Total from investment operations	0.90		1.66		1.21		0.73		0.94

Distributions
Net investment income	(0.17)		(0.07)		—		(0.02)		—
Net realized gains on investments	(3.95)		(3.71)		—		—		—
Total distributions	(4.12)		(3.78)		—		(0.02)		—

Net Asset Value
End of year	$4.28		$7.50		$9.62		$8.41		$7.70

Total Return(a)	20.12%		23.78%		14.41%		9.46%		13.91%

Net Assets End of Period	$13,841		$16,091		$21,069		$20,153		$21,421

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.59	%(c)	1.69	%(c)	2.34	%(c)	2.09	%(c)	2.44	%(c)
Before reimbursement/fee waiver(b)	1.79	%(d)	2.20	%(d)	2.72	%(d)	2.09	%(d)	3.05	%(d)
Net investment income (loss), to average net assets(b)	1.13%		0.17%		(0.01)%		(0.46)%		(0.42)%
Portfolio turnover rate(e)	26%		131%		82%		159%		220%

The notes to the financial statements are an integral part of this report.

111

	TA IDEX MFS International Equity
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$7.41		$9.55		$8.40		$7.70		$6.73

Investment Operations(h)
Net Investment income (loss)	0.05		0.01		—		(0.09)		(0.03)
Net realized and unrealized gain (loss) on investments	0.84		1.63		1.20		0.81		1.00
Total from investment operations	0.89		1.64		1.20		0.72		0.97

Distributions
Net investment income	(0.17)		(0.07)		(0.05)		(0.02)		—
Net realized gains on investments	(3.95)		(3.71)		—		—		—
Total distributions	(4.12)		(3.78)		(0.05)		(0.02)		—

Net Asset Value
End of year	$4.18		$7.41		$9.55		$8.40		$7.70

Total Return(a)	20.26%		23.77%		14.36%		9.33%		14.41%

Net Assets End of Period	$5,332		$6,089		$8,737		$9,166		$568

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.51	%(c)	1.70	%(c)	2.34	%(c)	2.40	%(c)	2.44	%(c)
Before reimbursement/fee waiver(b)	1.66	%(d)	2.08	%(d)	2.70	%(d)	2.49	%(d)	3.04	%(d)
Net investment income (loss), to average net assets(b)	1.19%		0.17%		(0.01)%		(1.07)%		(0.42)%
Portfolio turnover rate(e)	26%		131%		82%		159%		220%

	TA IDEX PIMCO Real Return TIPS
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.05		$10.23		$10.48		$10.10		$10.00

Investment Operations(h)
Net Investment income (loss)	0.33		0.94		0.30		0.02		0.14
Net realized and unrealized gain (loss) on investments	0.18		(0.70)		(0.06)		0.76		0.07
Total from investment operations	0.51		0.24		0.24		0.78		0.21

Distributions
Net investment income	(0.36)		(0.41)		(0.32)		(0.02)		(0.11)
Net realized gains on investments	—		(0.01)		(0.17)		(0.38)		—
Total distributions	(0.36)		(0.42)		(0.49)		(0.40)		(0.11)

Net Asset Value
End of year	$10.20		$10.05		$10.23		$10.48		$10.10

Total Return(a)	5.24%		2.36%		2.35%		7.94%		2.09%

Net Assets End of Period	$3,045		$4,107		$277,289		$330,282		$36,531

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.87	%(c)	1.07	%(c)	1.10	%(c)	1.15	%(c)	1.65	%(c)
Before reimbursement/fee waiver(b)	0.87	%(d)	1.07	%(d)	1.10	%(d)	1.15	%(d)	2.03	%(d)
Net investment income (loss), to average net assets(b)	3.31%		9.24%		2.89%		0.20%		2.07%
Portfolio turnover rate(e)	375%		384%		662%		1438%		480%

The notes to the financial statements are an integral part of this report.

112

	TA IDEX PIMCO Real Return TIPS
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.95		$10.17		$10.42		$10.08		$10.00

Investment Operations(h)
Net Investment income (loss)	0.31		0.42		0.23		(0.02)		0.09
Net realized and unrealized gain (loss) on investments	0.20		(0.21)		(0.09)		0.75		0.08
Total from investment operations	0.51		0.21		0.14		0.73		0.17

Distributions
Net investment income	(0.36)		(0.42)		(0.22)		(0.01)		(0.09)
Net realized gains on investments	—		(0.01)		(0.17)		(0.38)		—
Total distributions	(0.36)		(0.43)		(0.39)		(0.39)		(0.09)

Net Asset Value
End of year	$10.10		$9.95		$10.17		$10.42		$10.08

Total Return(a)	5.31%		2.09%		1.39%		7.51%		1.72%

Net Assets End of Period	$2,616		$5,155		$9,896		$7,496		$3,194

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.91	%(c)	1.28	%(c)	2.00	%(c)	1.51	%(c)	2.30	%(c)
Before reimbursement/fee waiver(b)	0.91	%(d)	1.28	%(d)	2.00	%(d)	1.51	%(d)	2.68	%(d)
Net investment income (loss), to average net assets(b)	3.12%		4.21%		2.26%		(0.20)%		1.42%
Portfolio turnover rate(e)	375%		384%		662%		1438%		480%

	TA IDEX PIMCO Real Return TIPS
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.91		$10.13		$10.39		$10.08		$10.00

Investment Operations(h)
Net Investment income (loss)	0.32		0.39		0.23		(0.06)		0.09
Net realized and unrealized gain (loss) on investments	0.19		(0.18)		(0.09)		0.76		0.08
Total from investment operations	0.51		0.21		0.14		0.70		0.17

Distributions
Net investment income	(0.36)		(0.42)		(0.23)		(0.01)		(0.09)
Net realized gains on investments	—		(0.01)		(0.17)		(0.38)		—
Total distributions	(0.36)		(0.43)		(0.40)		(0.39)		(0.09)

Net Asset Value
End of year	$10.06		$9.91		$10.13		$10.39		$10.08

Total Return(a)	5.38%		2.09%		1.35%		7.20%		1.72%

Net Assets End of Period	$2,045		$3,082		$8,167		$6,601		$3,148

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.86	%(c)	1.33	%(c)	2.04	%(c)	1.87	%(c)	2.30	%(c)
Before reimbursement/fee waiver(b)	0.86	%(d)	1.33	%(d)	2.04	%(d)	1.87	%(d)	2.68	%(d)
Net investment income (loss), to average net assets(b)	3.27%		3.95%		2.22%		(0.52)%		1.42%
Portfolio turnover rate(e)	375%		384%		662%		1438%		480%

The notes to the financial statements are an integral part of this report.

113

	TA IDEX PIMCO Real Return TIPS
	Class I
	October 31,		October 31,		October 31,
	2007		2006		2005

Net Asset Value
Beginning of year	$10.05		$10.25		$10.45

Investment Operations(h)
Net Investment income (loss)	0.38		0.48		0.37
Net realized and unrealized gain (loss) on investments	0.16		(0.22)		(0.04)
Total from investment operations	0.54		0.26		0.33

Distributions
Net investment income	(0.38)		(0.45)		(0.36)
Net realized gains on investments	—		(0.01)		(0.17)
Total distributions	(0.38)		(0.46)		(0.53)

Net Asset Value
End of year	$10.21		$10.05		$10.25

Total Return(a)	5.54%		2.55%		3.20%

Net Assets End of Period	$690,942		$603,597		$295,966

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.73	%(c)	0.73	%(c)	0.73	%(c)
Before reimbursement/fee waiver(b)	0.73	%(d)	0.73	%(d)	0.73	%(d)
Net investment income (loss), to average net assets(b)	3.82%		4.79%		3.60%
Portfolio turnover rate(e)	375%		384%		662%

	TA IDEX PIMCO Total Return
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.29		$10.16		$10.48		$10.52		$10.32

Investment Operations(h)
Net Investment income (loss)	0.42		0.38		0.26		0.12		0.20
Net realized and unrealized gain (loss) on investments	0.19		0.09		(0.17)		0.36		0.39
Total from investment operations	0.61		0.47		0.09		0.48		0.59

Distributions
Net investment income	(0.41)		(0.34)		(0.28)		(0.14)		(0.25)
Net realized gains on investments	(0.01)		—		(0.13)		(0.38)		(0.14)
Total distributions	(0.42)		(0.34)		(0.41)		(0.52)		(0.39)

Net Asset Value
End of year	$10.48		$10.29		$10.16		$10.48		$10.52

Total Return(a)	6.01%		4.72%		0.86%		4.78%		5.88%

Net Assets End of Period	$4,574		$5,735		$125,910		$106,366		$56,452

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.06	%(c)	1.21	%(c)	1.20	%(c)	1.34	%(c)	1.43	%(c)
Before reimbursement/fee waiver(b)	1.06	%(d)	1.21	%(d)	1.20	%(d)	1.34	%(d)	1.43	%(d)
Net investment income (loss), to average net assets(b)	4.08%		3.71%		2.55%		1.19%		1.91%
Portfolio turnover rate(e)	756%		544%		459%		385%		326%

The notes to the financial statements are an integral part of this report.

114

	TA IDEX PIMCO Total Return
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.29		$10.18		$10.48		$10.51		$10.32

Investment Operations(h)
Net Investment income (loss)	0.43		0.36		0.17		0.07		0.13
Net realized and unrealized gain (loss) on investments	0.19		0.08		(0.16)		0.36		0.38
Total from investment operations	0.62		0.44		0.01		0.43		0.51

Distributions
Net investment income	(0.41)		(0.33)		(0.18)		(0.08)		(0.18)
Net realized gains on investments	(0.01)		—		(0.13)		(0.38)		(0.14)
Total distributions	(0.42)		(0.33)		(0.31)		(0.46)		(0.32)

Net Asset Value
End of year	$10.49		$10.29		$10.18		$10.48		$10.51

Total Return(a)	6.17%		4.50%		0.07%		4.30%		5.08%

Net Assets End of Period	$7,973		$13,337		$22,116		$28,219		$34,547

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.99	%(c)	1.40	%(c)	2.06	%(c)	1.92	%(c)	2.08	%(c)
Before reimbursement/fee waiver(b)	0.99	%(d)	1.40	%(d)	2.06	%(d)	1.92	%(d)	2.08	%(d)
Net investment income (loss), to average net assets(b)	4.08%		3.45%		1.64%		0.64%		1.26%
Portfolio turnover rate(e)	756%		544%		459%		385%		326%

	TA IDEX PIMCO Total Return
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$10.26		$10.15		$10.47		$10.51		$10.38

Investment Operations(h)
Net Investment income (loss)	0.43		0.36		0.16		0.04		0.13
Net realized and unrealized gain (loss) on investments	0.19		0.08		(0.16)		0.38		0.32
Total from investment operations	0.62		0.44		—		0.42		0.45

Distributions
Net investment income	(0.41)		(0.33)		(0.19)		(0.08)		(0.18)
Net realized gains on investments	(0.01)		—		(0.13)		(0.38)		(0.14)
Total distributions	(0.42)		(0.33)		(0.32)		(0.46)		(0.32)

Net Asset Value
End of year	$10.46		$10.26		$10.15		$10.47		$10.51

Total Return(a)	6.21%		4.48%		—%		4.10%		4.47%

Net Assets End of Period	$3,725		$4,762		$9,635		$12,850		$5,231

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.97	%(c)	1.41	%(c)	2.11	%(c)	2.09	%(c)	2.08	%(c)
Before reimbursement/fee waiver(b)	0.97	%(d)	1.41	%(d)	2.11	%(d)	2.09	%(d)	2.08	%(d)
Net investment income (loss), to average net assets(b)	4.11%		3.52%		1.58%		0.41%		1.25%
Portfolio turnover rate(e)	756%		544%		459%		385%		326%

The notes to the financial statements are an integral part of this report.

115

	TA IDEX PIMCO Total Return
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$10.28		$10.12

Investment Operations(h)
Net Investment income (loss)	0.46		0.41
Net realized and unrealized gain (loss) on investments	0.18		0.12
Total from investment operations	0.64		0.53

Distributions
Net investment income	(0.44)		(0.37)
Net realized gains on investments	(0.01)		—
Total distributions	(0.45)		(0.37)

Net Asset Value
End of year	$10.47		$10.28

Total Return(a)	6.33%		5.33%

Net Assets End of Period	$540,310		$268,173

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.75	%(c)	0.80	%(c)
Before reimbursement/fee waiver(b)	0.75	%(d)	0.80	%(d)
Net investment income (loss), to average net assets(b)	4.39%		4.18%
Portfolio turnover rate(e)	756%		544%

	TA IDEX Protected Principal Stock
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$12.17		$11.24		$10.64		$10.15		$10.01

Investment Operations(h)
Net Investment income (loss)	—	(g)	0.01		0.01		(0.05)		(0.04)
Net realized and unrealized gain (loss) on investments	0.80		0.92		0.59		0.54		0.92
Total from investment operations	0.80		0.93		0.60		0.49		0.88

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		(0.74)
Total distributions	—		—		—		—		(0.74)

Net Asset Value
End of year	$12.97		$12.17		$11.24		$10.64		$10.15

Total Return(a)	6.57%		8.27%		5.64%		4.82%		9.44%

Net Assets End of Period	$1,450		$5,724		$6,906		$8,006		$9,320

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.14	%(c)	1.96	%(c)	2.12	%(c)	2.22	%(c)	2.25	%(c)
Before reimbursement/fee waiver(b)	2.14	%(d)	1.96	%(d)	2.12	%(d)	2.22	%(d)	2.25	%(d)
Net investment income (loss), to average net assets(b)	0.01%		0.07%		0.05%		(0.53)%		(0.46)%
Portfolio turnover rate(e)	5%		4%		3%		1%		3%

The notes to the financial statements are an integral part of this report.

116

	TA IDEX Protected Principal Stock
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$11.97		$11.13		$10.60		$10.15		$10.01

Investment Operations(h)
Net Investment income (loss)	(0.07)		(0.07)		(0.06)		(0.10)		(0.11)
Net realized and unrealized gain (loss) on investments	0.79		0.91		0.59		0.55		0.99
Total from investment operations	0.72		0.84		0.53		0.45		0.88

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		(0.74)
Total distributions	—		—		—		—		(0.74)

Net Asset Value
End of year	$12.69		$11.97		$11.13		$10.60		$10.15

Total Return(a)	6.02%		7.55%		5.00%		4.43%		9.44%

Net Assets End of Period	$6,683		$30,268		$34,487		$40,756		$46,709

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.74	%(c)	2.61	%(c)	2.69	%(c)	2.69	%(c)	2.90	%(c)
Before reimbursement/fee waiver(b)	2.74	%(d)	2.61	%(d)	2.69	%(d)	2.69	%(d)	2.90	%(d)
Net investment income (loss), to average net assets(b)	(0.59)%		(0.59)%		(0.51)%		(0.97)%		(1.11)%
Portfolio turnover rate(e)	5%		400%		3%		1%		3%

	TA IDEX Protected Principal Stock
	Class C(f)
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$11.95		$11.12		$10.58		$10.15		$10.01

Investment Operations(h)
Net Investment income (loss)	(0.08)		(0.07)		(0.05)		(0.12)		(0.11)
Net realized and unrealized gain (loss) on investments	0.78		0.90		0.59		0.55		0.99
Total from investment operations	0.71		0.83		0.54		0.43		0.88

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		(0.74)
Total distributions	—		—		—		—		(0.74)

Net Asset Value
End of year	$12.66		$11.95		$11.12		$10.58		$10.15

Total Return(a)	5.94%		7.46%		5.10%		4.24%		9.44%

Net Assets End of Period	$905		$3,826		$4,924		$6,423		$7,041

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.76	%(c)	2.62	%(c)	2.69	%(c)	2.82	%(c)	2.90	%(c)
Before reimbursement/fee waiver(b)	2.76	%(d)	2.62	%(d)	2.69	%(d)	2.82	%(d)	2.90	%(d)
Net investment income (loss), to average net assets(b)	(0.61)%		(0.59)%		(0.50)%		(1.12)%		(1.11)%
Portfolio turnover rate(e)	5%		4%		3%		1%		3%

The notes to the financial statements are an integral part of this report.

117

	TA IDEX Protected Principal Stock
	Class M
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$11.99		$11.14		$10.59		$10.14		$10.01

Investment Operations(h)
Net Investment income (loss)	(0.05)		(0.06)		(0.04)		(0.10)		(0.10)
Net realized and unrealized gain (loss) on investments	0.74		0.91		0.59		0.55		0.97
Total from investment operations	0.69		0.85		0.55		0.45		0.87

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		(0.74)
Total distributions	—		—		—		—		(0.74)

Net Asset Value
End of year	$12.68		$11.99		$11.14		$10.59		$10.14

Total Return(a)	5.75%		7.63%		5.19%		4.44%		9.33%

Net Assets End of Period	$113		$1,360		$1,718		$2,316		$3,576

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.60	%(c)	2.52	%(c)	2.59	%(c)	2.80	%(c)	2.80	%(c)
Before reimbursement/fee waiver(b)	2.60	%(d)	2.52	%(d)	2.59	%(d)	2.80	%(d)	2.80	%(d)
Net investment income (loss), to average net assets(b)	(0.43)%		(0.50)%		(0.39)%		(1.01)%		(1.01)%
Portfolio turnover rate(e)	5%		4%		3%		1%		3%

(a)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(b)	Annualized
(c)	Ratio of after Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see Note 2).
(d)	Ratio of before Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(e)	Not annualized
(f)	Class C was offered for investment on November 11, 2002.
(g)	Rounds to less than $(.01) per share.
(h)	Per share information is calculated based on average number of shares outstanding.

The notes to the financial statements are an integral part of this report.

118

NOTES TO FINANCIAL STATEMENTS

At October 31, 2007

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds (“TA IDEX”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TA IDEX American Century Large Company Value, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Jennison Growth, TA IDEX Legg Mason Partners Investors Value, TA IDEX Marsico Growth, TA IDEX MFS International Equity, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return, and TA IDEX Protected Principal Stock, (each a “Fund” and collectively “the Funds”), are part of Transamerica IDEX Mutual Funds.

TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, and TA IDEX PIMCO Real Return TIPS are “non-diversified” under the 1940 Act. TA IDEX Protected Principal Stock was liquidated effective November 29, 2007.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectus, which contain more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Multiple class operations, income and expenses: The Funds, except TA IDEX MFS International Equity and TA IDEX Protected Principal Stock, currently have four classes of shares, Class A, Class B, Class C and Class I. TA IDEX MFS International Equity currently has three classes of shares, Class A, Class B, and Class C. TA IDEX Protected Principal Stock currently has four classes of shares, Class A, Class B, Class C and Class M. Each of the above classes has a public offering price that reflects different sales charges, if any, and expense levels. Class I is only available for investment to certain affiliated asset allocation funds. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Funds’ investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Funds’ net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Funds may be valued at fair market value as determined in good faith by the Funds’ Administrative Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Funds’ Administrative Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: Each Fund may leave cash overnight in its cash account with the custodian, State Street Bank & Trust Company (“State Street”). On July 2, 2007, State Street acquired the parent company of Investors Bank & Trust Company. State Street has been contracted on behalf of the Funds to invest the excess cash into savings accounts, which at October 31, 2007 were paying an interest rate of 3.00%.

Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.

Commission recapture:  The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

119

Recaptured comissions during the year ended October 31, 2007 are included in net realized gains on the Statements of Operations and are summarized as follows:

Fund	Commissions
TA IDEX American Century Large Company Value	$—
TA IDEX Clarion Global Real Estate Securities	50
TA IDEX Evergreen Health Care	63
TA IDEX Jennison Growth	24
TA IDEX Legg Mason Partners Investors Value	—
TA IDEX Marsico Growth	23
TA IDEX MFS International Equity	—
TA IDEX PIMCO Real Return TIPS	—
TA IDEX PIMCO Total Return	—
TA IDEX Protected Principal Stock	—

TBA purchase commitments: The Funds may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Repurchase agreements: The Funds are authorized to enter into repurchase agreements. The Funds, through their custodian, State Street, receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Funds will bear the risk of value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Securities lending: The Funds may lend securities to qualified borrowers, with State Street acting as the Funds’ lending agent. The Funds earn negotiated lenders’ fees. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Funds monitor the market value of securities loaned on a daily basis and require collateral in an amount at least equal to the value of the securities loaned. The values of loaned securities and related collateral outstanding at October 31, 2007, were as follows:

		Cash
		Collateral
Fund	Value	Received
TA IDEX American Century Large Company Value	$16,592	$17,187
TA IDEX Clarion Global Real Estate Securities	41,935	43,412
TA IDEX Evergreen Health Care	56,194	58,335
TA IDEX Jennison Growth	10,055	10,319
TA IDEX Legg Mason Partners Investors Value	9,472	9,828
TA IDEX Marsico Growth	24,958	25,584
TA IDEX MFS International Equity	112	118
TA IDEX PIMCO Total Return	19,384	19,795

120

The Funds have invested the cash collateral received from securities loaned in the following short-term, interest-bearing securities:

	TA IDEX American	TA IDEX Clarion
	Century Large	Global Real Estate	TA IDEX Evergreen
	Company Value	Securities	Health Care

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$315	$797	$1,071
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	1,183	2,988	4,014
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	1,183	2,987	4,014
Barclays, Eurodollar Term, 5.00%, 1/22/2008	158	398	535
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	1,892	4,780	6,423
Calyon, Eurodollar Term, 4.88%, 11/7/2007	473	1,195	1,606
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	237	597	803
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	394	996	1,338
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	1,183	2,988	4,014
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	237	597	803
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	1,577	3,983	5,353
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	1,340	3,386	4,550
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	1,341	3,386	4,550
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	1,183	2,988	4,015
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	473	1,195	1,606
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	158	398	535
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	1,419	3,585	4,817
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	867	2,191	2,944
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	1,022	2,583	3,470
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	473	1,195	1,606
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	79	199	268

	$17,187	$43,412	$58,335

		TA IDEX Legg Mason
	TA IDEX Jennison	Partners Investors	TA IDEX Marsico
	Growth	Value	Growth

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$189	$180	$470
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	710	676	1,761
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	710	676	1,761
Barclays, Eurodollar Term, 5.00%, 1/22/2008	95	90	235
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	1,136	1,082	2,817
Calyon, Eurodollar Term, 4.88%, 11/7/2007	284	271	704
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	142	135	352
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	237	225	587
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	710	676	1,761
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	142	135	352
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	947	902	2,347
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	805	767	1,995
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	805	767	1,995
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	710	676	1,761
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	284	271	704
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	95	90	235
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	852	812	2,113
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	521	496	1,291
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	614	585	1,522
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	284	271	704
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	47	45	117

	$10,319	$9,828	$25,584

121

	TA IDEX MFS	TA IDEX PIMCO
	International Equity	Total Return

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$2	$363
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	8	1,362
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	8	1,362
Barclays, Eurodollar Term, 5.00%, 1/22/2008	1	182
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	13	2,180
Calyon, Eurodollar Term, 4.88%, 11/7/2007	3	545
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	2	272
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	3	454
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	8	1,362
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	2	272
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	11	1,816
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	9	1,544
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	9	1,544
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	8	1,362
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	3	545
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	1	182
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	10	1,635
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	6	999
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	7	1,178
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	3	545
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	1	91

	$118	$19,795

122

Income from loaned securities on the Statements of Operations is net of fees, earned by State Street for its services, in the following amounts:

Fund	Fees
TA IDEX American Century Large Company Value	$31
TA IDEX Clarion Global Real Estate Securities	165
TA IDEX Evergreen Health Care	81
TA IDEX Jennison Growth	56
TA IDEX Legg Mason Partners Investors Value	3
TA IDEX Marsico Growth	23
TA IDEX MFS International Equity	0	(a)
TA IDEX PIMCO Real Return TIPS	—
TA IDEX PIMCO Total Return	3
TA IDEX Protected Principal Stock	—

Real Estate Investment Trusts (“REITs”):  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since some of the Funds invest primarily in real estate securities, the net asset value per share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at managements’ estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Loan participations/ assignments: The Funds may purchase participations/assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries. The Funds may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

(a) Rounds to less than $1

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2007 are listed in the Schedules of Investments.

Swap agreements: The Funds may enter into swap agreements to manage their exposure to interest rates and credit risk. Interest rate swap agreements involve commitments to pay/receive interest in exchange for a market-linked return, both based on notional amounts. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The portfolios may use credit default swaps to provide a measure of protection against defaults of sovereign issuers (i.e., to reduce risk where the portfolios owns or has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

123

Entering into these agreements involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

Swaps are marked-to-market daily based upon quotations from market makers and vendors and the change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain or loss on the Statements of Operations.

Open swaps agreements at October 31, 2007 are listed in the Schedule of Investments.

Futures contracts: The Funds may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

The underlying face amounts of open futures contracts at October 31, 2007 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities. Variation margin represents the additional payment due or excess deposits made in order to maintain the equity account at the required margin level.

Option contracts: The Funds may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market; and inability of the counterparty to meet the contracts terms. When the Funds write covered call or put options, an amount equal to the premium received by the Funds are included in the Funds’ Statements of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the option written.

Transactions in written options were as follows:

TA IDEX PIMCO Real Return TIPS	Premium	Contracts *
Balance at October 31, 2006	$—	—
Sales	407	1,055
Closing Buys	(73)	(188)
Expirations	(287)	(747)
Exercised	—	—
Balance at October 31, 2007	$47	120

TA IDEX PIMCO Total Return	Premium	Contracts *
Balance at October 31, 2006	$31	81
Sales	962	2,616
Closing Buys	(117)	(210)
Expirations	(348)	(1,504)
Exercised	—	—
Balance at October 31, 2007	$528	983

TA IDEX Protected Principal Stock	Premium	Contracts *
Balance at October 31, 2006	$1,250	294
Sales	5,848	1,423
Closing Buys	(6,589)	(1,620)
Expirations	(169)	(40)
Exercised	—	—
Balance at October 31, 2007	$340	57

*Contracts not in thousands.

Swaptions contracts: The Funds are authorized to write swaption contracts to manage exposure to fluctuations in interest rates and to enhance fund yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call option is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a variable rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Funds write swaptions, the premiums received are recorded as a liability and are subsequently adjusted to the current value of the swaptions. Changes in the value of the swaptions are reported as unrealized gains or losses in written options in the Statements of Assets and Liabilities. Gain or loss is recognized when the swaption contract expires or is closed. Premiums received from writing swaptions that expire or are exercised are treated by the Funds as realized gains from written options. The difference between the premium and the amount paid on affecting a closing purchase transaction is treated as a realized gain or loss.

124

Transactions in written swaptions were as follows:

		Notional
TA IDEX PIMCO Real Return TIPS	Premium	Amount
Balance at October 31, 2006	$288	35,000
Sales	1,643	101,200
Closing Buys	(170,930)	(23,000)
Expirations	(182)	(55,000)
Exercised	—	—
Balance at October 31, 2007	$1,578	58,200

		Notional
TA IDEX PIMCO Total Return	Premium	Amount
Balance at October 31, 2006	$871	88,200
Sales	2,357	244,900
Closing Buys	(607)	(58,500)
Expirations	(842)	(134,700)
Exercised	—	—
Balance at October 31, 2007	$1,780	139,900

Redemption fees: A short-term trading redemption fee may be assessed on any Fund’s shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2007, the Funds received redemption fees which are located in the Funds’ Statements of Changes in Net Assets.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

NOTE 2. RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. (“TFAI”) is the Funds’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Prior to May 1, 2007, AFSG Securities Corp., was the Funds’ distributor/principal underwriter. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TFAI, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Funds are also officers and/or directors of TFAI, TFS and TCI. The following schedules reflect the percentage of the Funds’ assets owned by affiliated investment companies at October 31, 2007:

TA IDEX American Century Large
Company Value	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$25,059	3.50%
TA IDEX Asset Allocation-Growth Portfolio	238,415	33.28
TA IDEX Asset Allocation-Moderate Portfolio	126,043	17.59
TA IDEX Asset Allocation-Moderate Growth Portfolio	304,080	42.44
Total	$693,597	96.81%

TA IDEX Clarion Global Real Estate
Securities	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$12,726	3.35%
TA IDEX Asset Allocation-Growth Portfolio	109,726	28.85
TA IDEX Asset Allocation-Moderate Portfolio	62,621	16.47
TA IDEX Asset Allocation-Moderate Growth Portfolio	150,547	39.59
TA IDEX Multi-Manager Alternative Strategies Fund	7,681	2.02
TA IDEX Multi-Manager International Fund	23,310	6.13
Total	$366,611	96.41%

TA IDEX Evergreen Health Care	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$11,864	3.20%
TA IDEX Asset Allocation-Growth Portfolio	56,101	15.11
TA IDEX Asset Allocation-Moderate Portfolio	27,140	7.31
TA IDEX Asset Allocation-Moderate Growth Portfolio	40,398	10.88
Asset Allocation-Conservative Portfolio	23,121	6.23
Asset Allocation-Growth Portfolio	35,227	9.49
Asset Allocation-Moderate Growth Portfolio	116,476	31.37
Asset Allocation-Moderate Portfolio	53,264	14.34
Total	$363,591	97.93%

TA IDEX Jennison Growth	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$1,223	0.65%
TA IDEX Asset Allocation-Growth Portfolio	126,641	67.16
TA IDEX Asset Allocation-Moderate Portfolio	6,599	3.50
TA IDEX Asset Allocation-Moderate Growth Portfolio	25,469	13.51
Total	$159,932	84.82%

TA IDEX Legg Mason Partners Investors
Value	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Moderate Portfolio	143	0.17
TA IDEX Asset Allocation-Moderate Growth Portfolio	64,596	75.51
Total	$64,739	75.68%

TA IDEX Marsico Growth	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$16,522	3.89%
TA IDEX Asset Allocation-Growth Portfolio	121,604	28.60
TA IDEX Asset Allocation-Moderate Portfolio	97,229	22.87
TA IDEX Asset Allocation-Moderate Growth Portfolio	159,503	37.51
Total	$394,858	92.87%

TA IDEX PIMCO Real Return TIPS	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$44,018	6.31%
TA IDEX Asset Allocation-Moderate Portfolio	113,747	16.30
TA IDEX Asset Allocation-Moderate Growth Portfolio	116,803	16.74
Asset Allocation-Conservative Portfolio	61,525	8.82
Asset Allocation-Moderate Growth Portfolio	158,922	22.77
Asset Allocation-Moderate Portfolio	186,543	26.73
International Moderate Growth Fund	7,639	1.09
Total	$689,197	98.76%

TA IDEX PIMCO Total Return	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$94,282	16.94%
TA IDEX Asset Allocation-Moderate Portfolio	210,803	37.87
TA IDEX Asset Allocation-Moderate Growth Portfolio	230,477	41.41
Total	$535,562	96.22%

125

Investment advisory fees:  The Funds pay management fees to TFAI based on average daily net assets (“ANA”) at the following breakpoints:

Fund	Breakpoints
TA IDEX American Century Large	0.85% of the first $250 million of ANA
Company Value	0.80% of the next $250 million of ANA
From November 1, 2006 to	0.775% of the next $250 million of ANA
December 31, 2006	0.70% of ANA over $750 million

TA IDEX American Century Large	0.835% of the first $250 million of ANA
Company Value	0.80% of the next $150 million of ANA
From January 1, 2007 on:	0.775% of the next $350 million of ANA
0.70% of ANA over $750 million

TA IDEX Clarion Global Real	0.80% of the first $250 million of ANA
Estate Securities	0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.65% of ANA over $1 billion

TA IDEX Evergreen Health Care	0.87% of the first $100 million of ANA
0.85% of the next $150 million of ANA
0.80% of ANA over $250 million

TA IDEX Jennison Growth	0.80% of the first $250 million of ANA
0.775% of the next $250 million of ANA
0.70% of the next $500 million of ANA
0.675% of the next 500 million of ANA
0.65% of ANA over $1.5 billion

TA IDEX Legg Mason Partners	0.80% of the first $500 million of ANA
Investors Value	0.70% of ANA over $500 million

TA IDEX Marsico Growth	0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TA IDEX MFS International Equity	0.925% of the first $250 million of ANA
0.90% of the next $250 million of ANA
0.85% of the next $500 million of ANA
0.80% of ANA over $1 billion

TA IDEX PIMCO Real Return	0.70% of the first $250 million of ANA
TIPS	0.65% of the next $500 million of ANA
0.60% of ANA over $750 million

TA IDEX PIMCO Total Return	0.70% of the first $250 million of ANA
0.65% of the next $500 million of ANA
From November 1, 2006 to	0.60% of ANA over $750 million
December 31, 2006:

TA IDEX PIMCO Total Return	0.675% of the first $250 million of ANA
0.65% of the next $500 million of ANA
From January 1, 2007 on:	0.60% of ANA over $750 million

TA IDEX Protected Principal	1.30% of the first $100 million of ANA
Stock	1.25% of ANA over $100 million

Prior to March 1, 2007, TFAI had contractually agreed to waive its advisory fee and reimburse the Funds to the extent that operating expenses, excluding 12b-1 fees, exceeded the following stated annual limit:

Expense
Fund	Limit
TA IDEX American Century Large Company Value	1.45%
TA IDEX Clarion Global Real Estate Securities	1.40
TA IDEX Evergreen Health Care	1.47
TA IDEX Jennison Growth	1.40
TA IDEX Legg Mason Partners Investors Value	1.20
TA IDEX Marsico Growth	1.40
TA IDEX MFS International Equity	1.32
TA IDEX PIMCO Real Return TIPS	1.30
TA IDEX PIMCO Total Return	1.30
TA IDEX Protected Principal Stock *	1.90

*The annual expense limit for TA IDEX Protected Principal Stock was in effect for the entire fiscal year.

As of March 1, 2007, the expense limits for the funds were removed.

Prior to March 1, 2007, if total Fund expenses fell below the annual expense limitation agreement agreed to by the advisers within the succeeding three years, the Funds may have been required to pay the advisers a portion or all of the reimbursed class expenses.

For the period ended February 28, 2007, TA IDEX Evergreen Health Care recaptured $2 of previously reimbursed expenses from Class C.

As of March 1, 2007, TFAI no longer requires the Funds to pay prior reimbursed class expenses.

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits: 0.35% for Class A, 1.00% for Class B, 1.00% for Class C, 0.90% for Class M and is not applicable for Class I.

From February 28, 2006 through October 31, 2007, the Funds, except for TA IDEX Protected Principal Stock, did not pay 12b-1 fees under these plans.

126

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2007, the underwriter commissions were as follows:

TA IDEX American Century Large Company Value

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX Clarion Global Real Estate Securities

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX Evergreen Health Care

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX Jennison Growth

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX Legg Mason Partners Investors Value

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX Marsico Growth

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX MFS International Equity

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX PIMCO Real Return TIPS

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX PIMCO Total Return

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	—

TA IDEX Protected Principal Stock

Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	59

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. The Funds paid TFS the following for the year ended October 31, 2007:

Fund	Fees
TA IDEX American Century Large Company Value	$74
TA IDEX Clarion Global Real Estate Securities	36
TA IDEX Evergreen Health Care	27
TA IDEX Jennison Growth	112
TA IDEX Legg Mason Partners Investors Value	77
TA IDEX Marsico Growth	78
TA IDEX MFS International Equity	126
TA IDEX PIMCO Real Return TIPS	16
TA IDEX PIMCO Total Return	51
TA IDEX Protected Principal Stock	25

Brokerage commissions: There were no brokerage commissions incurred by the Funds on security transactions placed with affiliates of the advisers for the year ended October 31, 2007.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica IDEX Mutual Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Funds of all deferred fees in the Plan as of October 31, 2007, amounted to the following:

Fund	Deferred Fees
TA IDEX American Century Large Company Value	$10
TA IDEX Clarion Global Real Estate Securities	6
TA IDEX Evergreen Health Care	10
TA IDEX Jennison Growth	8
TA IDEX Legg Mason Partners Investors Value	11
TA IDEX Marsico Growth	5
TA IDEX MFS International Equity	7
TA IDEX PIMCO Real Return TIPS	14
TA IDEX PIMCO Total Return	8
TA IDEX Protected Principal Stock	4

Retirement plan: Under a retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

The amounts shall be accrued by Transamerica IDEX Mutual Funds on a pro rata basis allocable to each Transamerica IDEX Mutual Fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

For the year ended October 31, 2007, the amounts related to the Emeritus Plan were as follows:

Emeritus Fees
Fund	Due
TA IDEX American Century Large Company Value	$16
TA IDEX Clarion Global Real Estate Securities	13
TA IDEX Evergreen Health Care	25
TA IDEX Jennison Growth	7
TA IDEX Legg Mason Partners Investors Value	6
TA IDEX Marsico Growth	8
TA IDEX MFS International Equity	3
TA IDEX PIMCO Real Return TIPS	31
TA IDEX PIMCO Total Return	12
TA IDEX Protected Principal Stock	2

127

As of October 31, 2007, the Funds have not made any payments related to the Emeritus Plan. Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Fund shall continue to pay any remaining benefits in accordance with the Plan, but no further compensation shall accrue under the Plan.

TA IDEX Protected Principal Stock Guarantee: This Fund’s investment adviser, TFAI, guarantees shareholders a Guaranteed Amount five years after the end of the Offering Period. The Guaranteed Amount will be no less than the value of the shareholders’ accounts on their Investment Date, less extraordinary charges, provided that shareholders have reinvested all dividends and distributions in additional shares and have redeemed no shares (“Guarantee”). This Fund has been liquidated effective November 29, 2007.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2007 were as follows:

			Proceeds from
	Purchases of		maturities and sales of
	securities:		securities:
		U.S.		U.S.
Fund	Long-term	Government	Long-term	Government
TA IDEX American Century Large Company Value	$393,753	$—	$74,350	$—
TA IDEX Clarion Global Real Estate Securities	246,507	—	263,869	—
TA IDEX Evergreen Health Care	263,976	—	497,037	—
TA IDEX Jennison Growth	117,328	—	94,533	—
TA IDEX Legg Mason Partners Investors Value	10,535	—	27,076	—
TA IDEX Marsico Growth	307,831	—	103,752	—
TA IDEX MFS International Equity	8,204	—	18,470	—
TA IDEX PIMCO Real Return TIPS	3,356,473	24,570	3,282,483	15,685
TA IDEX PIMCO Total Return	4,372,732	364,040	4,010,690	328,420
TA IDEX Protected Principal Stock	659	—	36,139	—

NOTE 4. FEDERAL INCOME TAX MATTERS

The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, swaps, option contracts, futures contracts and Post October loss deferrals.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
TA IDEX American Century Large Company Value	$—	$—	$—
TA IDEX Clarion Global Real Estate Securities	29	7,749	(7,778)
TA IDEX Evergreen Health Care	—	(175)	175
TA IDEX Jennison Growth	—	—	—
TA IDEX Legg Mason Partners Investors Value	—	—	—
TA IDEX Marsico Growth	—	(242)	242
TA IDEX MFS International Equity	—	173	(173)
TA IDEX PIMCO Real Return TIPS	—	4,101	(4,101)
TA IDEX PIMCO Total Return	—	(1,197)	1,197
TA IDEX Protected Principal Stock	(159)	153	6

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

Fund	Capital Loss Carryforwards		Available Through
TA IDEX Jennison Growth	$33		October 31, 2015
TA IDEX Marsico Growth	1,067		October 31, 2011
TA IDEX MFS International Equity	1,812	*	October 31, 2010
TA IDEX PIMCO Real Return TIPS	9,731		October 31, 2014
TA IDEX PIMCO Real Return TIPS	11,449		October 31, 2015

* Amount is limited under IRC 382-383.

The capital loss carryforwards utilized during the year ended October 31, 2007 were as follows:

Fund	Capital Loss Carryforwards Utilized During the Year Ended October 31, 2007
TA IDEX Marsico Growth	2,631
TA IDEX MFS International Equity	1,326
TA IDEX Protected Principal Stock	773

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

128

The tax character of distributions paid during 2006 and 2007 were as follows:

	Distributions Paid From: 2006		Distributions Paid From: 2007
		Long-		Long-
		term		term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
TA IDEX American Century Large Company Value	$8,983	$4,356	$5,930	$18,409
TA IDEX Clarion Global Real Estate Securities	5,900	13,910	25,830	18,581
TA IDEX Evergreen Health Care	5,383	17,486	38,900	29,500
TA IDEX Jennison Growth	1	2,384	—	5,579
TA IDEX Legg Mason Partners Investors Value	7,358	37,226	3,536	14,602
TA IDEX Marsico Growth	—	—	144	—
TA IDEX MFS International Equity	514	23,904	6,897	10,657
TA IDEX PIMCO Real Return TIPS	25,202	278	25,010	—
TA IDEX PIMCO Total Return	8,303	—	20,174	166

The tax basis components of distributable earnings as of October 31, 2007 are as follows:

					Net*
	Undistributed	Undistributed		Other	Unrealized
	Ordinary	Long-term	Capital Loss	Temporary	Appreciation
Fund	Income	Capital Gain	Carryforward	Differences	(Depreciation)
TA IDEX American Century Large Company Value	$9,516	$10,971	$—	$(3)	$66,356
TA IDEX Clarion Global Real Estate Securities	22,679	32,341	—	—	53,845
TA IDEX Evergreen Health Care	8,671	20,551	—	(339)	61,973
TA IDEX Jennison Growth	228	—	(33)	(3)	40,961
TA IDEX Legg Mason Partners Investors Value	669	3,788	—	(2)	17,716
TA IDEX Marsico Growth	398	—	(1,067)	—	98,428
TA IDEX MFS International Equity	345	1,491	(1,812)	(2)	4,783
TA IDEX PIMCO Real Return TIPS	5,298	—	(21,180)	(1)	10,998
TA IDEX PIMCO Total Return	4,737	1,673	—	—	5,733
TA IDEX Protected Principal Stock	—	9,465	—	—	4,089

* Amounts include unrealized gain/loss from foreign currency and derivative instruments, if applicable.

129

NOTE 5. REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Funds’ investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that any such action will have a material adverse impact is remote. It is important to note that the Funds are not aware of any allegation of wrong doing against them and their Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Funds and to bring all matters to an appropriate conclusion. TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

NOTE 6. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.

Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management adopted FIN 48 on September 28, 2007.

Implementation of FIN 48 requires Management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last 4 tax year ends and the interim tax period since then). The Funds have no examinations in progress and none are expected at this time.

As of September 28, 2007, Management of the Funds have reviewed all open tax years and major jurisdictions and concluded the adoption of FIN48 resulted in no impact the Funds’ net assets or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. Management is evaluating the application of FAS 157 to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

As of October 31, 2007, Management does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

NOTE 7.  SUBSEQUENT EVENT

Effective January 1, 2008, Transamerica Fund Advisors, Inc. will change its name to Transamerica Asset Management, Inc.

130

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of TA IDEX American Century Large Company Value, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Jennison Growth, TA IDEX Legg Mason Partners Investors Value, TA IDEX Marsico Growth, TA IDEX MFS International Equity, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return and TA IDEX Protected Principal Stock:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX American Century Large Company Value, TA IDEX Clarion Global Real Estate Securities, TA IDEX Evergreen Health Care, TA IDEX Jennison Growth, TA IDEX Legg Mason Partners Investors Value, TA IDEX Marsico Growth, TA IDEX MFS International Equity, TA IDEX PIMCO Real Return TIPS, TA IDEX PIMCO Total Return and TA IDEX Protected Principal Stock (individually a “Fund”, collectively the “Funds”) at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

TA IDEX Protected Principal Stock liquidated effective November 29, 2007.

Tampa, Florida

December 28, 2007

131

SUPPLEMENTAL INFORMATION

TAX INFORMATION (unaudited)

For dividends paid during the year ended October 31, 2007, the Funds designated the following as qualified dividend income:

Qualified Dividend
Fund	Income
TA IDEX American Century Large Company Value	$5,930
TA IDEX Clarion Global Real Estate Securities	8,807
TA IDEX Evergreen Health Care	3,953
TA IDEX Jennison Growth	—
TA IDEX Legg Mason Partners Investors Value	976
TA IDEX Marsico Growth	144
TA IDEX MFS International Equity	807
TA IDEX PIMCO Real Return TIPS	—
TA IDEX PIMCO Total Return	92
TA IDEX Protected Principal Stock	—

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividend received deductions as follows:

Dividend Received
Fund	Deduction Percentage
TA IDEX American Century Large Company Value	100.00%
TA IDEX Clarion Global Real Estate Securities	17.53%
TA IDEX Evergreen Health Care	5.03%
TA IDEX Jennison Growth	—
TA IDEX Legg Mason Partners Investors Value	26.99%
TA IDEX Marsico Growth	100.00%
TA IDEX MFS International Equity	—
TA IDEX PIMCO Real Return TIPS	2.83%
TA IDEX PIMCO Total Return	0.46%
TA IDEX Protected Principal Stock	—

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2007 were as follows:

Long-Term Capital
Fund	Designation
TA IDEX American Century Large Company Value	$18,408
TA IDEX Clarion Global Real Estate Securities	18,581
TA IDEX Evergreen Health Care	29,500
TA IDEX Jennison Growth	5,579
TA IDEX Legg Mason Partners Investors Value	14,602
TA IDEX Marsico Growth	—
TA IDEX MFS International Equity	10,657
TA IDEX PIMCO Real Return TIPS	—
TA IDEX PIMCO Total Return	166
TA IDEX Protected Principal Stock	—

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

132

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items.

At a special meeting of shareholders held on October 30, 2007, the results of the Proposals were as follows:

Proposal 1:           To elect a new Board of Directors

	For	Withheld
John K. Carter	1,869,801,381.126	75,092,910.077
Leo J. Hill	1,870,292,020.404	74,602,270.799
Joyce Galpern Norden	1,870,010,162.690	74,884,128.513
Neal M. Jewell	1,869,085,986.703	75,808,304.500
Russell A. Kimball, Jr.	1,869,975,193.416	74,919,097.787
Eugene M. Mannella	1,869,732,073.896	75,162,217.307
Norm R. Nielsen	1,870,076,377.259	74,817,913.944
Patricia L. Sawyer	1,870,218,037.071	74,676,254.132
John W. Waechter	1,869,642,547.953	75,251,743.250

Proposal 2:           To approve an amendment to the Agreement and Declaration of Trust

For	Withheld	Abstain
1,216,704,908.632	76,054,434.614	186,736,131.95

At a special meeting of shareholders held on November 27, 2007, the results of Proposal 1 for Protected Principal Stock were as follows:

Proposal 1:           To approve a Plan of Liquidation and Dissolution with respect to the Fund.

For	Withheld	Abstain
438,932.116	24,107.601	8,229.411

133

TRANSAMERICA IDEX MUTUAL FUNDS
Management of the Funds

Number of
Funds
in Fund
		Length of		Complex
	Position(s)	Time	Principal Occupation(s)	Overseen	Other Board
Name, Address*** and Age	Held	Served*	During Past Five Years	by Trustee	Memberships

Independent Trustees :**

Leo J. Hill (DOB: 3/27/56)	Trustee	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Trustee, Diversified Investors Portfolios (“DIP”), The Diversified Investors Funds Group (“DIFG”), The Diversified Investors Funds Group II (“DIFG II”) and Diversified Investors Strategic Variable Funds (“DISVF”) (2007 to present); Trustee, Transamerica IDEX Mutual Funds (“TA IDEX”) (2002 to present); Director, Transamerica Income Shares, Inc. (“TIS”) (2002 to present); Trustee, AEGON/Transamerica Series Trust (“ATST”) (2001 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L. J. Hill & Company (1999 to present); Market President, Nations Bank of Sun Coast Florida (1998 to 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 to 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 to 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 to 1991).

				160	None

Russell A. Kimball, Jr. (DOB: 8/17/44)	Trustee	Since 2002	Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2002 to present); Director, TIS (2002 to present); Trustee, ATST (1986 to present); General Manager, Sheraton Sand Key Resort (1975 to present).	160	None

Norm R. Nielsen (DOB: 5/11/39)	Trustee	Since 2006	Retired (2005 to present); Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2006 to present); Director, TIS (2006 to present); Trustee, ATST (2006 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1987 to 2006); President, Kirkwood Community College (1979 to 2005).	160	Buena Vista University Board of Trustees (2004 to present)

134

				Number of
				Funds
				in Fund
		Length of		Complex
	Position(s)	Time	Principal Occupation(s)	Overseen	Other Board
Name, Address*** and Age	Held	Served*	During Past Five Years	by Trustee	Memberships

John W. Waechter (DOB: 2/25/52)	Trustee	Since 2005	Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2005 to present); Director, TIS (2004 to present); Trustee, ATST (2004 to present); employee, RBC Dain Rauscher (securities dealer) (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).	160	None

Neal M. Jewell (DOB: 2/12/35)	Trustee	Since 2007	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II and DISVF (1993 to present); Independent Trustee, EAI Select Managers Equity Fund (mutual fund) (1996 to 2004).	160	None

Eugene M. Mannella (DOB: 2/1/54)	Trustee	Since 2007	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker-dealer) (1998 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II and DISVF (1994 to present); President, International Fund Services (alternative asset administration) (1993 to 2005).	160	None

Joyce Galpern Norden (DOB: 6/1/39)	Trustee	Since 2007	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP (2002 to present); Trustee, DIFG, DIFG II, and DISVF (1993 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004).	160	Board of Governors, Reconstructionist Rabbinical College (2007 to present)

Patricia L. Sawyer (DOB: 7/1/50)	Trustee	Since 2007	Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present).	160	None

135

Number of
Funds
in Fund
		Length of		Complex
	Position(s)	Time	Principal Occupation(s)	Overseen	Other Board
Name, Address*** and Age	Held	Served*	During Past Five Years	by Trustee	Memberships

Interested Trustee:****

John K. Carter (DOB: 4/24/61)	Trustee	Since 2006

President and Chief Executive Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Trustee, DIP, DIFG, DIFG II and DISVF (October 2007 to present); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), TA IDEX; Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), ATST; Director (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (2002 to June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 to August 2006), TIS; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TFAI; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), TFS; Vice President, AFSG Securities Corporation (2001 to present); Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer, the Trust (2003 to August 2006) Transamerica Investors, Inc. (“TII”);Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and Transamerica Investment Management, LLC (“TIM”); (2001 to 2005).

				160	None

136

Officers

Length of
		Time	Principal Occupation(s)
Name, Address*** and Age	Position(s) Held	Served†	During the Past Five Years

John K. Carter (DOB: 4/24/61)	Chief Executive Officer and President	Since 1999	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, TA IDEX, ATST and TIS (September 2006 to present); Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President and Secretary, TII (September 2006 to present); Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).

Elizabeth L. Belanger (DOB: 1/7/72)	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	Since 2007

Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TII (November 2007 to present); Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TA IDEX, ATST and TIS (July 2007 to present); Deputy General Counsel and Conflicts of Interest Officer (August 2007 to present), Assistant Secretary (August 2005 to present), DIP, DIFG, DIFG II and DISVF; Vice President and Senior Counsel, Diversified (since 2005); Director, TFLIC (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, TII (November 2007 to present); Vice President, Treasurer and Principal Financial Officer, TA IDEX, ATST and TIS (July 2007 to present); Vice President (August 2007 to present), Treasurer and Principal Financial Officer (2001 to present), DIP, DIFG, DIFG II and DISVF; Vice President, Diversified (since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	Since 2004

Vice President and Chief Investment Officer, TII (November 2007 to present); Vice President (July 2007 to present), Chief Investment Officer (June 2007 to present), Senior Vice President (June 2007 to July 2007), Senior Vice President - Investment Management (July 2006 to June 2007), Vice President - Investment Management (2004 to July 2006), TA IDEX, ATST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Director, TFAI and TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).

137

Length of
		Time	Principal Occupation(s)
Name, Address*** and Age	Position(s) Held	Served†	During the Past Five Years

T. Gregory Reymann, II (DOB: 5/13/58)	Chief Compliance Officer	Since 2004

Chief Compliance Officer (September 2006 to present) and Vice President (2005 to present), TII; Chief Compliance Officer TA IDEX, ATST, TIS and TFAI (September 2006 to present); Senior Vice President, TFAI (September 2006 to present); Senior Vice President, TA IDEX, ATST and TIS (September 2006 to July 2007); Vice President and Senior Counsel, TFS (2005 to 2006); Vice President and Counsel, TA IDEX, ATST, TFAI and TIS (2004 to 2006), TFS (2004 to 2005) and TIF (2004); Attorney, Gould, Cooksey, et al. (2002 to 2004).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	Since 2007

Assistant Treasurer, TII (November 2007 to present); Assistant Treasurer, (July 2007 to present), Assistant Vice President (2005 to present), TA IDEX, ATST and TIS; Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TFAI (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	Since 2007

Assistant Treasurer, TII (November 2007 to present); Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Diversified (since 1998).

*

Each Trustee shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the Transamerica IDEX by-laws.

**	Independent trustee (“Independent Trustee”) means a trustee who is not an “interested person” (as defined under the 1940 Act) of the Trust (the “Independent Trustees”).
***	The mailing address of each Trustee and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.
****	May be deemed an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust because of his employment with the Advisor or an affiliate of the Advisor.
†	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Additional information about the Fund trustees can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339.

138

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica IDEX Mutual Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website (http://www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling
1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form
N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica IDEX Annual Report, the Transamerica IDEX Prospectus, and other required documents that keep you informed regarding your funds. Transamerica IDEX will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica IDEX Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

139

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-IDEX (4339)
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica, Capital, Inc.

Open Funds

Annual Report

October 31, 2007

www.transamericaidex.com

Customer Service 1-888-233-IDEX (4339)

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica IDEX Mutual Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial advisor in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. The positive returns experienced in the equity markets for the trailing 12 months ending October 31, 2007, mask the volatility experienced along the way, with significant pullbacks occurring in February-March and July-August. The Federal Reserve board (“Federal Reserve”) was on hold for most of the past twelve months but more recently in September and October lowered its target for the federal funds rate by 0.50% and 0.25% respectively. The rate reductions by the Federal Reserve signaled an effort to inject liquidity and stability to the markets which have been adversely affected by concerns over subprime debt. While Gross Domestic Product growth remains positive, investor concerns over the extent to which subprime debt may affect consumer spending and persistently high oil prices have been a check on market returns. For the twelve months ending October 31, 2007, the Dow Jones Industrial Average returned 17.94%, the Standard & Poor’s 500 Composite Stock Index returned 14.56%, and the Lehman Brothers Aggregate Bond Index returned 5.38%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial advisor is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes.

With your financial advisor, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John Carter	Christopher Staples
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica IDEX Mutual Funds	Transamerica IDEX Mutual Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica IDEX Mutual Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica IDEX Mutual Funds.

TA IDEX Legg Mason Partners All Cap

MARKET ENVIRONMENT

The overall U.S. stock market performed favorably during fiscal 2007, but there were a number of factors that adversely affected the market, especially in the last few months of the portfolio’s fiscal year. For much of the year, private equity played an important role because ample funds, low interest rates and willing lenders of debt money made this an important factor in individual company and market valuations. Ten-year Treasury yields fluctuated between 4.35% and 5.35%, with most of the past twelve months being well below 5%.

Oil played an important role during the fiscal year, starting at about $60/Bbl before falling to about $50/Bbl in early 2007 and then rising sharply to the current level above $80/Bbl. Energy stocks did very well in this environment, especially in the last nine months.

The fiscal year began with the valuation spreads between lower and higher-rated assets being historically low. This began to change in July 2007, as the deterioration in the housing market and problems associated with sub-prime mortgages initiated a change in risk premiums and negatively impacted domestic and international equity markets. In September 2007, the Federal Reserve Board lowered the federal funds rate by 0.50% to 4.75%.

During the summer of 2007, larger companies began outperforming smaller companies for the first time in seven years. For the fiscal year ended October 31, 2007, large cap stocks outperformed their small cap counterparts.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Legg Mason Partners All Cap, Class A returned 9.27%. By comparison its benchmark, the Russell 3000 Index, returned 14.53%. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, and Class C were 1.55%, 2.19%, and 2.13%, respectively.

STRATEGY REVIEW

For the year, the industrial, energy and information technology sectors were the top contributors to the portfolio’s performance. The financial and health care sectors contributed the least to relative performance.

The top stock contributors to portfolio performance during the year were Vodafone Group Plc (“Vodafone”), Honeywell International Inc., Cisco Systems, Inc., Raytheon Company and Deere & Company. The largest detractors from performance were The PMI Group, Inc., MGIC Investment Corporation, Merrill Lynch & Co., Inc., Motorola, Inc., and The Home Depot, Inc.

The top ten holdings for the portfolio as of October 31, 2007 were: News Corporation – Class B, Raytheon Company, Vodafone, JPMorgan Chase & Co., Microsoft Corporation, State Street Corporation, Bank of America Corporation, Honeywell International Inc., Abbott Laboratories and General Electric Company.

The largest five sectors for the portfolio as of October 31, 2007 were: information technology (20.19%), financials (18.10%), health care (12.89%), industrials (12.20%), and consumer discretionary (11.94%).

It is our belief that larger companies will form the nucleus of the market leadership in the next few years. Not since 1983 have large cap stocks in general been available at a price-to-earnings ratio (“P/E”) discount to small cap stocks. In addition, large cap companies often have a significant share of their sales coming from foreign sources. With the dollar just breaking below its 1992 low, we believe, the exchange rate should benefit those companies with large and growing foreign sources of income.

John J. Goode

Peter J. Hable

Co-Portfolio Managers

ClearBridge Advisors, LLC

3

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	9.27%	14.71%	9.33%	3/1/99
Class A (POP)	3.25%	13.43%	8.62%	3/1/99
Russell 3000(1)	14.53%	14.83%	5.22%	3/1/99

Class B (NAV)	8.57%	13.96%	8.66%	3/1/99
Class B (POP)	3.93%	13.85%	8.66%	3/1/99

Class C (NAV)	8.70%	—%	13.68%	11/11/02
Class C (POP)	7.77%	—%	13.68%	11/11/02

NOTES

(1) The Russell 3000 (Russell 3000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

The Fund is non-diversified. Investments in a “non-diversified” fund may be subject to specific risks such as susceptibility to single economic, political, or regulatory events, and may be subject to greater loss than investments in a diversified fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$998.84	1.54%	$7.74
Hypothetical (b)	1,000.00	1,017.39	1.54	7.81

Class B
Actual	1,000.00	995.02	2.17	10.88
Hypothetical (b)	1,000.00	1,014.23	2.17	10.99

Class C
Actual	1,000.00	996.28	2.10	10.54
Hypothetical (b)	1,000.00	1,014.58	2.10	10.63

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

5

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (100.0%)
Aerospace & Defense (7.1%)
Boeing Co.	29,600	$2,918
Honeywell International, Inc.	72,700	4,392
Raytheon Co.	78,600	5,000
Building Products (0.3%)
Simpson Manufacturing Co., Inc. ^	18,500	555
Capital Markets (4.9%)
Franklin Resources, Inc.	5,800	752
Merrill Lynch & Co., Inc.	49,000	3,235
State Street Corp.	57,500	4,587
Chemicals (2.8%)
Dow Chemical Co. (The)	44,800	2,018
Ei DU Pont de Nemours & Co.	56,500	2,797
Communications Equipment (3.9%)
Cisco Systems, Inc. ‡	97,300	3,217
Motorola, Inc.	189,100	3,553
Socket Communications, Inc. ‡	7,400	6
Computers & Peripherals (1.7%)
International Business Machines Corp.	25,900	3,007
Consumer Finance (1.5%)
American Express Co.	44,200	2,694
Diversified Financial Services (5.3%)
Bank of America Corp.	93,733	4,526
JPMorgan Chase & Co.	99,200	4,662
Electronic Equipment & Instruments (1.1%)
Agilent Technologies, Inc. ‡	51,500	1,898
Energy Equipment & Services (4.4%)
Baker Hughes, Inc.	15,600	1,353
BJ Services Co.	38,800	977
GlobalSantaFe Corp.	20,300	1,645
Halliburton Co.	38,800	1,530
Nabors Industries, Ltd. ‡	15,400	432
Schlumberger, Ltd.	17,300	1,671
Food & Staples Retailing (1.9%)
Wal-Mart Stores, Inc.	72,900	3,296
Food Products (3.4%)
Kraft Foods, Inc. Class A	53,496	1,787
Unilever PLC	41,575	1,404
Unilever PLC	83,019	2,811
Household Products (1.5%)
Kimberly-Clark Corp.	36,200	2,566
Industrial Conglomerates (2.4%)
General Electric Co.	100,600	4,141
Insurance (4.6%)
Allied World Assurance Holdings	22,210	1,064
American International Group, Inc.	32,400	2,045
Chubb Corp.	58,360	3,114
Hartford Financial Services Group, Inc.	19,200	1,863
Internet Software & Services (1.6%)
Bridgeline Software, Inc. ‡	10,100	37
eBay, Inc. ‡	35,900	1,296
VeriSign, Inc. ‡^	44,500	1,517
Life Sciences Tools & Services (1.2%)
ENZO Biochem, Inc. ‡^	171,317	$2,075
Machinery (2.5%)
Caterpillar, Inc.	34,600	2,582
Dover Corp.	36,700	1,688
Media (8.9%)
Interpublic Group of Cos., Inc. ‡^	268,600	2,780
News Corp. Class B ^	243,900	5,592
Time Warner, Inc.	165,600	3,024
Walt Disney Co. (The)	119,200	4,128
Metals & Mining (1.5%)
Alcoa, Inc.	66,800	2,645
Oil, Gas & Consumable Fuels (4.8%)
Anadarko Petroleum Corp.	40,100	2,367
Chevron Corp.	14,600	1,336
ConocoPhillips	11,400	968
Exxon Mobil Corp.	18,000	1,656
Williams Cos., Inc.	55,500	2,025
Paper & Forest Products (1.4%)
Weyerhaeuser Co.	31,600	2,399
Pharmaceuticals (11.7%)
Abbott Laboratories	78,600	4,293
Bentley Pharmaceuticals, Inc. ‡	1,489	21
Eli Lilly & Co.	29,800	1,614
GlaxoSmithKline PLC	49,900	2,557
Johnson & Johnson	50,700	3,304
Novartis AG	34,000	1,808
Pfizer, Inc.	131,400	3,234
Wyeth	73,500	3,574
Real Estate Investment Trusts (1.0%)
Annaly Capital Management, Inc. (1)	98,100	1,676
Semiconductors & Semiconductor Equipment (9.1%)
Applied Materials, Inc.	193,400	3,756
Novellus Systems, Inc. ‡	65,000	1,847
Samsung Electronics Co., Ltd. - 144A	13,300	4,056
Taiwan Semiconductor Manufacturing	227,838	2,426
Texas Instruments, Inc.	104,600	3,410
Verigy, Ltd. ‡	15,211	350
Software (2.8%)
Microsoft Corp.	125,500	4,620
Sybase, Inc. ‡	1,300	37
Wave Systems Corp. Class A ‡^	107,379	182
Specialty Retail (3.1%)
Gap, Inc. (The)	112,300	2,122
Home Depot, Inc. ^	74,200	2,338
Williams-Sonoma, Inc. ^	26,930	847
Thrifts & Mortgage Finance (0.8%)
PMI Group, Inc. (The)	84,800	1,359
Wireless Telecommunication Services (2.8%)
Vodafone Group PLC	123,237	4,839
Total Common Stocks (cost $135,899)		173,901

Total Security Lending Collateral (cost $12,983) ±		12,983
Total Investment Securities (cost $148,882) #		$186,884

The notes to the financial statements are an integral part of this report.

6

NOTES TO SCHEDULE OF INVESTMENTS
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $12,153.
±

Cash collateral for the Repurchase Agreements, valued at $2,369, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
(1)	Real Estate Investment Trust
#

Aggregate cost for federal income tax purposes is $149,529. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $40,935 and $3,581respectively. Net unrealized appreciation for tax purposes is $37,354.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $4,056 or 2.33% of net assets of the Fund

The notes to the financial statements are an integral part of this report.

7

TA IDEX Templeton Transamerica Global

MARKET ENVIRONMENT

Templeton Investment Counsel, LLC

In spite of elevated energy prices and a deteriorating U.S. housing sector that negatively affected U.S. economic growth, the global economy remained resilient throughout the twelve-month reporting period. Consumer and corporate demand strength, particularly in developing economies, reasonably low inflation, generally favorable labor markets, and moderate, though higher, global interest rates have supported the economic recovery, which began in 2002.

These factors also contributed to the strength of global equity markets during the twelve months under review. In addition, narrow corporate credit spreads and strong cash flows from the corporate sector in the world’s capital markets contributed to very strong global merger and acquisition activity during most of the reporting period. In particular, the private equity industry, which has grown substantially in recent years, played a pivotal role in a number of large and high-profile acquisitions.

However, concerns about slower growth and declining asset quality surfaced during the first quarter of 2007. These were initially centered on the U.S. sub-prime mortgage market but spread in August 2007 to global capital markets. In particular, the difficulties of assessing risk and the value of collateral in the structured finance industry contributed to a decline in risk appetite among both lenders and investors. The private equity industry, which is reliant on the availability of cheap credit, was particularly affected, and deal activity slowed toward the end of the period.

Accommodative actions by several central banks, including a larger-than-expected target interest rate cut of half a percent by the Federal Reserve Board (“Fed”) in September, helped restore investor confidence after a sharp, but short-lived sell-off in the summer. Most global equity markets ended the twelve-month period with double-digit total returns. Many stock market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs during the period. As the U.S. dollar declined versus the currencies of many major trading partners, equity returns of foreign-currency denominated stocks for U.S.-based investors generally became stronger when translated into the weaker greenback.

Transamerica Investment Management, LLC

U.S. equities overcame big challenges in the twelve months ended October 31, 2007, to generate positive returns. The Russell 1000 Growth Index rose 19.23%.

Throughout the period, the market struggled against the implications of weakness in the U.S. housing market. Because losses in home equity influence the major engine of economic growth, consumer spending, the downturn raised concerns that the economy and corporate profits would deteriorate as well. Added to this were fears that escalating energy prices, rising defaults for low-quality (sub-prime) mortgages and a liquidity crisis in the debt markets would push interest rates higher, further undermining the prospects for the housing sector.

These problems notwithstanding, economic growth and corporate earnings remained healthy, buoyed by a robust global economy and strong demand for U.S. exports. Other positives included growth in U.S. manufacturing, higher personal incomes, brisk spending on commercial construction and late-period interest-rate cuts by the Fed. In the end, these factors outweighed the housing and debt-market issues, and the market finished the period with solid, if widely dispersed, gains. Sectors most responsive to the global economy advanced most (up to 50%), while those most sensitive to U.S. consumer spending and interest rates were weakest (advancing less than 10%).

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Templeton Transamerica Global, Class A returned 23.74%. By comparison its benchmark, the Morgan Stanley Capital International World Index (“MSCI World”), returned 20.97%. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.55%, 2.20%, 2.20%, and 0.96%, respectively.

STRATEGY REVIEW

Templeton Investment Counsel, LLC

From a sector perspective, our over weighted allocation and stock selection in the telecommunication services sector was the largest positive contributor to performance relative to the benchmark MSCI World for the reporting period. Most notably, our over weighted positions in Norwegian telecommunications carrier Telenor ASA and Spain’s leading fixed-line operator Telefonica, S.A. were key contributors. Our investment in non-index component Turkcell Iletisim Hizmetleri A.S., Turkey’s dominant mobile phone service provider, also performed well.

Our over weighted exposure and stock selection in the industrials sector also boosted relative results as our over weighted investment in Danish electrical products company Vestas Wind Systems A/S helped relative performance. Driven by stock selection, the consumer staples sector also positively affected relative performance for the period. Within the sector, United Kingdom (“UK”) based pharmacy chain Alliance Boots plc was a significant contributor to relative portfolio performance.

The U.S. dollar depreciated versus most foreign currencies for the period, which also contributed to the portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Although our materials sector holdings contributed to the portfolio’s absolute performance, our underweighted allocation and stock selection negatively impacted the portfolio’s relative performance. In particular, Finland-based pulp and paper producer UPM-Kymmene Corporation declined in value.

Additionally, the portfolio’s relative performance for the period was negatively affected by its position in non-index company Samsung Electronics Co., Ltd., a South Korean semiconductor manufacturer.

From a geographic perspective, the portfolio’s Asian, European and Latin American equities benefited the portfolio’s performance in absolute and relative terms. By country, our underweighted position and stock selection in Japan contributed the most to relative performance. The portfolio’s North American holdings hindered relative performance, driven mainly by an underweighted allocation and stock selection in Canada.

8

Transamerica Investment Management, LLC:

We invest in large companies that we believe have capable management teams, stable balance sheets and highly competitive positions and stand to benefit from long-term secular trends. Chief among those trends is robust global economic growth, which has boosted worldwide business spending on infrastructure and manufacturing capacity as well as consumer spending on leisure activities and personal technology. Not surprisingly, given our emphasis on these areas, the largest contributors to total return were Apple Inc. (“Apple”), Research in Motion Limited (“RIMM”) and Jacobs Engineering Group Inc. (“Jacobs”).

Apple was already the dominant competitor in the personal music player (i.e., iPod) business when the period began, with a reputation for creating user-friendly devices. Expanding on that reputation, it launched the iPhone (an all-in-one camera phone, iPod and wireless e-mail tool) in late June. Likewise, RIMM, maker of the BlackBerry personal communication devices, successfully expanded its well-established business product line and introduced products for consumers. Jacobs designs and constructs major infrastructure projects and manufacturing facilities worldwide. Its cost-effective business model helped the company win major new contracts during the period.

These gains were partially countered by setbacks for McGraw-Hill Companies Inc. (“McGraw-Hill”), which is the parent company of debt-rating agency Standard & Poor’s Corporation (“Standard & Poor’s”); and for several consumer companies (e.g., Whole Foods Market, Inc. (“Whole Foods”), Starbucks Corporation (“Starbucks”) and Nordstrom, Inc. (“Nordstrom”)). Earnings at these companies remained healthy. Nevertheless, their stock prices fell as investors worried that the credit-and-housing crisis would negatively affect bond market activity (a factor for Standard & Poor’s) and consumer spending (a potential issue for the others). We believe McGraw-Hill will recover as the credit crisis is resolved and also believe that high-end consumers will continue to support Nordstrom. We exited Starbucks and Whole Foods, which are involved in costly, margin-squeezing expansions.

Tina Sadler, CFA

Gary U. Rolle, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

Antonio T. Docal, CFA

Gary Motyl, CFA

Co-Portfolio Managers

Templeton Investment Counsel, LLC

9

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

				From	Inception
	1 Year	5 Years	10 Years	Inception	Date
Class A (NAV)	23.74%	13.93%	6.39%	11.61%	10/1/92
Class A (POP)	16.95%	12.65%	5.79%	11.19%	10/1/92
MSCI WORLD(1)	20.97%	18.88%	8.35%	10.52%	10/1/92

Class B (NAV)	22.94%	13.17%	5.86%	8.69%	10/1/95
Class B (POP)	17.94%	13.05%	5.86%	8.69%	10/1/95

Class C (NAV)	22.95%	—%	—%	13.41%	11/11/02
Class C (POP)	21.95%	—%	—%	13.41%	11/11/02

Class I (NAV)	24.41%	—%	—%	21.41%	11/15/05

NOTES

(1) The Morgan Stanley Capital International World (MSCIW) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. Effective October 27, 2006, the portfolio changed its name from TA IDEX Templeton Great Companies Global to TA IDEX Templeton Transamerica Global and the domestic portion changed its sub-adviser on August 1, 2006 from Great Companies, L.L.C. to Transamerica Investment Management, LLC.

10

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,119.69	1.55%	$8.28
Hypothetical (b)	1,000.00	1,017.32	1.55	7.88

Class B
Actual	1,000.00	1,115.85	2.20	11.73
Hypothetical (b)	1,000.00	1,014.05	2.20	11.17

Class C
Actual	1,000.00	1,116.02	2.20	11.73
Hypothetical (b)	1,000.00	1,014.05	2.20	11.17

Class I
Actual	1,000.00	1,122.77	0.96	5.12
Hypothetical (b)	1,000.00	1,020.31	0.96	4.88

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

The notes to the financial statements are an integral part of this report.

11

	Shares	Value
COMMON STOCKS (99.0%)
Australia (0.6%)
National Australia Bank, Ltd.	40,441	$1,615
Austria (0.6%)
Telekom Austria AG	49,860	1,428
Brazil (1.1%)
Cia Vale do Rio Doce	34,820	1,312
Empresa Brasileira de Aeronautica SA	30,210	1,473
Canada (3.6%)
Jean Coutu Group PJC, Inc. (The) Class A	81,500	1,198
Research In Motion, Ltd. ‡	42,500	5,292
Suncor Energy, Inc.	27,000	2,949
Cayman Islands (0.7%)
ACE, Ltd.	27,630	1,675
Denmark (0.7%)
Vestas Wind Systems A/S ‡	19,740	1,759
Finland (1.0%)
Stora ENSO OYJ Class R ^	75,940	1,391
UPM-Kymmene OYJ	47,570	1,063
France (6.3%)
Accor SA	8,440	804
AXA SA	43,800	1,956
France Telecom SA	79,180	2,917
Michelin (C.G.D.E.) Class B	12,107	1,619
Sanofi-Aventis	24,089	2,110
Suez SA ^	23,850	1,532
Thomson	26,060	457
Thomson ‡	49,160	856
Total SA	33,902	2,729
Vivendi	31,490	1,416
Germany (6.3%)
Bayerische Motoren Werke AG	29,050	1,943
Celesio AG	23,460	1,329
Daimler AG ^	34,700	3,822
Deutsche Post AG	74,170	2,244
E.ON AG	29,740	1,936
Infineon Technologies AG ‡	108,460	1,590
Muenchener Rueckversicherungs AG	5,790	1,109
Siemens AG	17,210	2,333
Hong Kong (0.9%)
Cheung Kong Holdings, Ltd. ‡	74,000	1,439
Hutchison Whampoa International, Ltd. ‡	75,000	935
Israel (0.5%)
Check Point Software Technologies ‡	54,980	1,389
Italy (2.0%)
ENI SpA	23,565	1,722
Mediaset SpA	162,435	1,679
Unicredito Italiano SpA	206,413	1,759
Japan (4.5%)
Aiful Corp. ^	38,750	909
Fujifilm Holdings Corp.	20,300	968
Hitachi, Ltd.	78,000	528
Konica Minolta Holdings, Inc.	87,500	1,518
Mabuchi Motor Co., Ltd.	15,200	$1,023
Mitsubishi UFJ Financial Group, Inc.	52,320	521
Nintendo Co., Ltd.	3,100	1,933
Olympus Corp.	23,800	981
Promise Co., Ltd.	31,500	943
Sony Corp.	12,610	624
Takeda Pharmaceutical Co., Ltd.	13,100	814
Uss Co., Ltd.	14,220	928
Korea, Republic of (1.6%)
Kookmin Bank	9,750	797
Korea Electric Power Corp.	25,580	569
KT Corp.	38,705	910
Samsung Electronics Co., Ltd. - 144A	6,130	1,870
Mexico (0.3%)
Telefonos de Mexico SAB de CV Class L ^	18,300	669
Netherlands (2.5%)
ING Groep NV	11,170	503
ING Groep NV	38,940	1,749
Koninklijke Philips Electronics NV	39,730	1,641
Reed Elsevier NV	92,650	1,789
Vedior NV	37,910	859
Netherlands Antilles (1.1%)
Schlumberger, Ltd.	30,000	2,897
Norway (1.1%)
Telenor ASA ‡	119,890	2,802
Portugal (0.4%)
Portugal Telecom SGPS SA	67,800	907
PT Multimedia Servicos de	9,550	130
Telecomunicacoes E Multimedia
Singapore (1.5%)
DBS Group Holdings, Ltd.	5,010	307
DBS Group Holdings, Ltd.	105,600	1,633
Flextronics International, Ltd. ‡	58,610	721
Singapore Telecommunications, Ltd.	454,000	1,279
South Africa (0.6%)
Sasol, Ltd.	32,880	1,672
Spain (2.0%)
Banco Santander Central Hispano SA	66,304	1,439
Iberdrola SA ‡	44,464	715
Telefonica SA	92,885	3,062
Sweden (1.1%)
Nordea Bank AB	79,740	1,421
Securitas AB Class B	41,770	527
Svenska Cellulosa AB Class B	56,610	997
Switzerland (2.9%)
Lonza Group AG	18,670	2,173
Nestle SA	14,810	1,690
Novartis AG	23,020	1,224
Swiss Reinsurance	10,660	1,000
UBS AG	24,170	1,293
Taiwan (0.5%)
Chunghwa Telecom Co., Ltd.	48,497	931
Lite-On Technology Corp. New	14,421	265

The notes to the financial statements are an integral part of this report.

12

	Shares	Value
Turkey (0.6%)
Turkcell Iletisim Hizmet As	68,680	$1,651
United Kingdom (11.9%)
Aviva PLC	110,580	1,735
BAE Systems PLC	257,280	2,662
BP PLC ^	34,100	2,659
British Sky Broadcasting Group PLC	94,910	1,342
Cadbury Schweppes PLC	71,280	942
Compass Group PLC	333,240	2,395
GlaxoSmithKline PLC	70,599	1,816
Group 4 Securicor PLC	413,550	1,819
HSBC Holdings PLC ^	7,650	761
HSBC Holdings PLC ‡	46,099	911
Kingfisher PLC	62,900	482
Kingfisher PLC	146,210	599
Pearson PLC	70,490	1,168
Rentokil Initial PLC	314,430	1,123
Rolls-Royce Group PLC ‡	141,270	1,579
Royal Bank of Scotland Group PLC	177,930	1,909
Royal Dutch Shell PLC Class B	58,490	2,546
Unilever PLC	41,067	1,386
Vodafone Group PLC	734,822	2,885
United States (42.1%)
Allergan, Inc.	56,000	3,784
American Express Co.	61,800	3,767
American International Group, Inc.	55,000	3,472
Ameriprise Financial, Inc.	56,000	3,527
Apple, Inc. ‡	52,000	9,877
AT&T, Inc.	62,000	2,591
Boeing Co.	24,900	2,455
Caterpillar, Inc.	39,000	2,910
CME Group, Inc. Class A ^	9,000	5,996
Electronic Arts, Inc. ‡	60,000	3,667
Expeditors International Washington Inc. ^	80,000	4,052
General Electric Co.	91,400	3,762
Gilead Sciences, Inc. ‡	64,000	2,956
Google, Inc. Class A ‡	7,500	5,303
Jacobs Engineering Group, Inc. ‡	60,000	5,229
Johnson Controls, Inc.	92,700	4,053
Las Vegas Sands Corp. ‡	5,700	756
Marriott International, Inc. Class A	73,000	3,001
McGraw-Hill Cos., Inc. (The)	82,000	4,103
Microsoft Corp.	72,000	2,650
Nordstrom, Inc.	62,000	2,445
PACCAR, Inc.	57,000	3,167
Praxair, Inc.	60,000	5,129
Qualcomm, Inc.	60,000	2,564
Raytheon Co.	28,000	1,781
State Street Corp.	50,000	3,989
T. Rowe Price Group, Inc.	46,500	2,987
Tyco Electronics, Ltd.	90,000	3,210
Varian Medical Systems, Inc. ‡	41,000	2,000
Walgreen Co.	63,200	2,506
Zimmer Holdings, Inc. ‡	17,700	1,230
Total Common Stocks (cost $185,719)		256,200

Total Security Lending Collateral (cost $14,815) ±		14,815
Total Investment Securities (cost $200,534) #		$271,015

NOTES TO SCHEDULE OF INVESTMENTS
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $14,386.
±

Cash collateral for the Repurchase Agreements, valued at $2,704, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $202,208. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $71,033 and $2,226, respectively. Net unrealized appreciation for tax purposes is $68,807.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $1,870 or 0.72% of net assets of the Fund.

The notes to the financial statements are an integral part of this report.

13

(all amounts except share amounts in thousands)

(unaudited)

	Percentage of
	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Diversified Telecommunication Services	6.5%	$17,497
Oil, Gas & Consumable Fuels	5.3%	14,278
Commercial Banks	4.8%	13,073
Capital Markets	4.3%	11,796
Media	4.3%	11,627
Insurance	4.0%	10,946
Computers & Peripherals	3.7%	10,142
Aerospace & Defense	3.7%	9,950
Pharmaceuticals	3.6%	9,747
Software	3.6%	9,640
Diversified Financial Services	3.0%	8,247
Communications Equipment	2.9%	7,855
Chemicals	2.7%	7,302
Industrial Conglomerates	2.6%	7,030
Hotels, Restaurants & Leisure	2.6%	6,957
Electronic Equipment & Instruments	2.4%	6,452
Air Freight & Logistics	2.3%	6,296
Machinery	2.2%	6,077
Automobiles	2.1%	5,765
Auto Components	2.1%	5,672
Consumer Finance	2.1%	5,619
Internet Software & Services	2.0%	5,302
Construction & Engineering	1.9%	5,229
Electric Utilities	1.7%	4,752
Wireless Telecommunication Services	1.7%	4,536
Commercial Services & Supplies	1.6%	4,328
Health Care Equipment & Supplies	1.5%	4,210
Food Products	1.5%	4,019
Food & Staples Retailing	1.4%	3,704
Household Durables	1.3%	3,578
Semiconductors & Semiconductor Equipment	1.3%	3,459
Paper & Forest Products	1.3%	3,451
Biotechnology	1.1%	2,956
Energy Equipment & Services	1.1%	2,897
Multiline Retail	0.9%	2,445
Specialty Retail	0.7%	2,009
Electrical Equipment	0.6%	1,759
Office Electronics	0.6%	1,518
Real Estate Management & Development	0.5%	1,439
Health Care Providers & Services	0.5%	1,329
Metals & Mining	0.5%	1,312
Investment Securities, at value	94.5%	256,200
Short-Term Investments	5.5%	14,815
Total Investments	100.0%	$271,015

The notes to the financial statements are an integral part of this report.

14

TA IDEX Transamerica Balanced

MARKET ENVIRONMENT

U.S. securities markets overcame big challenges in the twelve months ended October 31, 2007, to generate positive returns. Stocks outperformed bonds, as the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) rose 14.56% and the Lehman Brothers U.S. Government/Credit Bond Index (“LBGC”) advanced 5.37%.

Throughout the period, the markets struggled against the implications of weakness in the U.S. housing market. Because losses in home equity influence the major engine of economic growth, consumer spending, the downturn raised concerns that the economy and corporate profits would deteriorate as well. Added to this were fears that escalating energy prices, rising defaults for low-quality (sub-prime) mortgages and a liquidity crisis in the debt markets would push interest rates higher, further undermining the prospects for housing.

These problems notwithstanding, economic growth and corporate earnings remained healthy, buoyed by a robust global economy and strong demand for U.S. exports. Other positives included growth in U.S. manufacturing, higher personal incomes, brisk spending on commercial construction and late-period interest-rate cuts by the Federal Reserve Board. In the end, these factors outweighed the housing and debt-market issues. Although many market segments — especially those most vulnerable to these issues (e.g., securities of financial services companies) — dropped sharply during the turmoil, both equities and bonds recovered to finish the twelve-month period with solid gains.

A 60% equity/40% bonds blend of the abovementioned indexes would have advanced 10.88% during the period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica Balanced, Class A returned 17.28%. By comparison its primary and secondary benchmarks, the S&P 500 and the LBGC, returned 14.56% and 5.37%, respectively. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, and Class C were 1.56%, 2.14%, and 2.11%, respectively.

STRATEGY REVIEW

The portfolio benefited from an overweighting in equities (approximately 70% of total assets), which outperformed bonds. Additionally, the equity portfolio outperformed the S&P 500 by a wide margin, reflecting our emphasis on companies that have strong fundamentals and stand to benefit from robust global economic growth. Most were industrial, technology and consumer stocks. Strong gains for the first two sectors more than offset the effects of weakness among our holdings in the third.

Top-contributing stocks included Jacobs Engineering Group Inc. (“Jacobs”) and Apple Inc. (“Apple”). Jacobs, which designs and constructs major infrastructure projects and manufacturing facilities worldwide, won major new contracts during the period. Apple continued to dominate the personal music player (i.e., iPod) business, launched the iPhone (an all-in-one camera phone, iPod and wireless e-mail tool) and saw growth in its core personal computer business.

Detractors included McGraw-Hill Companies Inc. (“McGraw-Hill”), which is the parent company of debt-rating agency Standard & Poor’s Corporation (“Standard & Poor’s”), and several consumer companies (e.g., Harley-Davidson, Inc. (“Harley-Davidson”), Whole Foods Markets, Inc., and Nordstrom, Inc. (“Nordstrom”)). Their stock prices fell as investors worried that the credit-and-housing crisis would negatively affect bond market activity (a factor for Standard & Poor’s) and consumer spending (a potential issue for the others). We trimmed the investment in motorcycle maker Harley-Davidson.

In the bond portfolio, an overweighting in corporate bonds and high-quality mortgage-backed securities led to positive but below-index results. These non-government sectors generated attractive yields but underperformed Treasuries during the summer’s turmoil. Our defensive measures during that period were not sufficient to fully insulate the portfolio from the downturn.

Heidi Y. Hu, CFA
Gary U. Rolle, CFA

Co-Portfolio Managers
Transamerica Investment Management, LLC

15

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

				From	Inception
	1 Year	5 Years	10 Years	Inception	Date
Class A (NAV)	17.28%	10.48%	8.59%	11.29%	12/2/94
Class A (POP)	10.84%	9.25%	7.98%	10.81%	12/2/94
S&P 500(1)	14.56%	13.88%	7.10%	11.99%	12/2/94
LBGC(1)	5.37%	4.55%	5.95%	6.95%	12/2/94

Class B (NAV)	16.57%	9.80%	8.04%	10.33%	10/1/95
Class B (POP)	11.57%	9.66%	8.04%	10.33%	10/1/95

Class C (NAV)	16.61%	—%	—%	9.85%	11/11/02
Class C (POP)	15.61%	—%	—%	9.85%	11/11/02

NOTES

(1) The Standard and Poor’s 500 Composite Stock (S&P 500) Index and Lehman Brothers U.S. Government/Credit Bond (LBGC) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

16

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,105.43	1.53%	$8.10
Hypothetical (b)	1,000.00	1,017.44	1.53	7.76

Class B
Actual	1,000.00	1,102.04	2.11	11.18
Hypothetical (b)	1,000.00	1,014.50	2.11	10.71

Class C
Actual	1,000.00	1,102.16	2.09	11.06
Hypothetical (b)	1,000.00	1,014.61	2.09	10.60

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At October 31, 2007

This chart shows the percentage breakdown by asset type of the Fund’s total investment securities.

17

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (3.7%)
U.S. Treasury Bond
4.50%, due 02/15/2036 ^	$640	$614
4.75%, due 02/15/2037 ^	955	955
8.00%, due 11/15/2021 ^	1,450	1,930
U.S. Treasury Note
4.00%, due 02/15/2015 ^	1,715	1,679
4.25%, due 09/30/2012 – 11/15/2013	998	1,000
4.75%, due 08/15/2017 ^	862	881
Total U.S. Government Obligations (cost $6,931)		7,059

U.S. GOVERNMENT AGENCY OBLIGATIONS (2.3%)
Fannie Mae
5.00%, due 04/25/2034	700	675
Freddie Mac
4.25%, due 10/15/2026	980	968
5.00%, due 10/15/2030	1,700	1,669
5.35%, due 11/14/2011	1,070	1,078
Total U.S. Government Agency Obligations (cost $4,390)		4,390

MORTGAGE-BACKED SECURITIES (2.8%)
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4
5.20%, due 12/11/2038	1,060	1,027
Crown Castle Towers LLC
Series 2006-1A, Class AFX-144A
5.24%, due 11/15/2036	989	986
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33%, due 11/12/2041	1,140	1,116
SBA CMBS Trust
Series 2006-1A, Class A-144A
5.31%, due 11/15/2036	880	878
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class A4
5.57%, due 10/15/2048	1,114	1,109
Wachovia Bank Commercial Mortgage Trust
Series 2007-C32, Class H-144A
5.93%, due 06/15/2049 §	245	198
Total Mortgage-Backed Securities (cost $5,413)		5,314

ASSET-BACKED SECURITIES (0.3%)
USAA Auto Owner Trust
Series 2007-2, Class A3
4.90%, due 02/15/2012	605	606
Total Asset-Backed Securities (cost $605)		606

CORPORATE DEBT SECURITIES (18.4%)
Aerospace & Defense (0.8%)
Embraer Overseas, Ltd.
6.38%, due 01/24/2017	$386	$378
Honeywell International
5.63%, due 08/01/2012	405	416
Honeywell International, Inc.
6.13%, due 11/01/2011	660	686
Airlines (0.3%)
Delta Air Lines, Inc.
7.57%, due 11/18/2010	270	279
United Airlines, Inc.
6.64%, due 07/02/2022	344	340
Beverages (0.4%)
Anheuser-Busch Cos., Inc.
6.45%, due 09/01/2037	253	273
Diageo Capital PLC
5.75%, due 10/23/2017	458	456
Capital Markets (0.3%)
Ameriprise Financial, Inc.
7.52%, due 06/01/2066 (1)	260	266
JP Morgan Chase Capital XVIII
6.95%, due 08/17/2036	290	286
Chemicals (1.1%)
ICI Wilmington, Inc.
4.38%, due 12/01/2008	791	788
Lubrizol Corp.
4.63%, due 10/01/2009	1,350	1,339
Commercial Banks (1.0%)
Barclays PLC
6.28%, due 12/15/2034 Ž, (1)	290	258
HBOS PLC - 144A
6.66%, due 11/21/2049 Ž, (1)	285	253
ICICI Bank, Ltd. - 144A
6.63%, due 10/03/2012	353	356
Rabobank Capital Funding II - 144A
5.26%, due 12/31/2013 Ž	215	206
Sumitomo Mitsui Banking Corp. - 144A
5.63%, due 10/15/2015 Ž, (1)	240	224
Wachovia Capital Trust III
5.80%, due 03/15/2011 Ž, (1)	260	258
ZFS Finance USA Trust II - 144A
6.45%, due 12/15/2065 (1)	260	250
Computers & Peripherals (0.4%)
Hewlett-Packard Co.
3.63%, due 03/15/2008	765	761
Construction Materials (0.2%)
Lafarge SA
7.13%, due 07/15/2036	385	395
Consumer Finance (1.3%)
Capital One Bank
5.75%, due 09/15/2010	800	808
Discover Financial Services - 144A
6.23%, due 06/11/2010 *	635	617

The notes to the financial statements are an integral part of this report.

18

	Principal	Value
Consumer Finance (continued)
John Deere Capital Corp.
4.40%, due 07/15/2009	$1,000	$992
Diversified Financial Services (1.3%)
Glencore Funding LLC - 144A
6.00%, due 04/15/2014	292	293
ILFC E-Capital Trust II - 144A
6.25%, due 12/21/2065 (1)	410	402
Mizuho Preferred Capital Co. LLC - 144A
8.79%, due 12/29/2049 Ž	1,100	1,124
Pemex Finance, Ltd.
9.03%, due 02/15/2011	595	632
Diversified Telecommunication Services (0.2%)
AT&T, Inc.
4.13%, due 09/15/2009	304	300
Electric Utilities (0.1%)
FPL Group Capital, Inc.
5.55%, due 02/16/2008	3	3
PSEG Funding Trust I
5.38%, due 11/16/2007	235	235
Food & Staples Retailing (0.5%)
Costco Wholesale Corp.
5.50%, due 03/15/2017	494	486
Wal-Mart Stores, Inc.
6.50%, due 08/15/2037	500	526
Food Products (0.9%)
Archer-Daniels-Midland Co.
5.38%, due 09/15/2035	250	232
Bunge, Ltd. Finance Corp.
4.38%, due 12/15/2008	930	922
Cargill, Inc. - 144A
5.60%, due 09/15/2012	225	227
Michael Foods, Inc.
8.00%, due 11/15/2013	320	320
Gas Utilities (1.4%)
Oneok, Inc.
5.51%, due 02/16/2008	1,730	1,729
Southern Union Co.
6.15%, due 08/16/2008	926	931
Hotels, Restaurants & Leisure (1.0%)
Las Vegas Sands Corp.
6.38%, due 02/15/2015	300	292
McDonald’s Corp.
5.80%, due 10/15/2017	425	429
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011	815	869
Starbucks Corp.
6.25%, due 08/15/2017	285	291
Household Durables (0.3%)
Centex Corp.
4.75%, due 01/15/2008	620	616
Household Products (0.1%)
Kimberly-Clark
6.63%, due 08/01/2037	250	275
Industrial Conglomerates (0.5%)
Hutchison Whampoa International, Ltd. - 144A
5.45%, due 11/24/2010	$950	$957
Insurance (0.2%)
Oil Insurance, Ltd. - 144A
7.56%, due 06/30/2011 Ž, (1)	325	334
Machinery (0.2%)
Tyco Electronics Group SA - 144A
6.55%, due 10/01/2017	392	400
Media (1.2%)
Clear Channel Communications, Inc.
4.63%, due 01/15/2008	545	542
Comcast Corp.
7.05%, due 03/15/2033	325	350
Historic Tw, Inc.
9.13%, due 01/15/2013	485	558
McGraw-Hill Cos., Inc.
5.38%, due 11/15/2012	425	422
News America Holdings, Inc.
7.75%, due 12/01/2045	392	445
Multiline Retail (0.2%)
Neiman-Marcus Group, Inc.
9.00%, due 10/15/2015	200	211
Target Corp.
6.50%, due 10/15/2037	242	245
Oil, Gas & Consumable Fuels (1.4%)
Husky Oil, Ltd.
8.90%, due 08/15/2028 (1)	570	586
Nexen, Inc.
6.40%, due 05/15/2037	250	249
Petrobras International Finance Co.
5.88%, due 03/01/2018	410	403
PetroHawk Energy Corp.
9.13%, due 07/15/2013	360	382
Teppco Partners, LP
7.00%, due 06/01/2067 (1)	300	271
Valero Logistics Operations, LP
6.88%, due 07/15/2012	710	740
Real Estate Investment Trusts (1.7%)
BRE Properties, Inc.
5.75%, due 09/01/2009	1,115	1,127
iStar Financial, Inc.
4.88%, due 01/15/2009	875	857
PPF Funding, Inc. - 144A
5.35%, due 04/15/2012	781	771
Westfield Group - 144A
5.40%, due 10/01/2012	520	517
Real Estate Management & Development (0.8%)
Duke Realty, LP
5.63%, due 08/15/2011	570	570
ERP Operating, LP
5.38%, due 08/01/2016	350	335

The notes to the financial statements are an integral part of this report.

19

	Principal	Value
Real Estate Management & Development (continued)
Post Apartment Homes, LP
6.30%, due 06/01/2013	$569	$578
Road & Rail (0.2%)
Erac USA Finance Co. - 144A
6.38%, due 10/15/2017	335	334
Specialty Retail (0.2%)
Lowe’s Companies, Inc.
6.65%, due 09/15/2037	200	206
Petro Stopping Centers, LP / Petro
9.00%, due 02/15/2012	250	261
Wireless Telecommunication Services (0.2%)
Nextel Communications, Inc.
7.38%, due 08/01/2015	360	364
Total Corporate Debt Securities (cost $35,020)		35,034

	Shares	Value
PREFERRED STOCKS (0.1%)
Thrifts & Mortgage Finance (0.1%)
IndyMac Bank Fsb - 144A ‡	11,000	154
Total Preferred Stocks (cost $275)		154

COMMON STOCKS (70.8%)
Aerospace & Defense (0.5%)
Boeing Co.	10,000	986
Air Freight & Logistics (2.1%)
Expeditors International Washington,	80,000	4,052
Auto Components (3.4%)
BorgWarner, Inc.	22,000	2,326
Johnson Controls, Inc.	96,000	4,197
Automobiles (1.7%)
Daimler AG ^	20,000	2,203
Harley-Davidson, Inc.	20,000	1,030
Biotechnology (1.1%)
Gilead Sciences, Inc. ‡	46,000	2,125
Capital Markets (3.6%)
Ameriprise Financial, Inc.	57,600	3,628
Charles Schwab Corp. (The)	42,000	976
T. Rowe Price Group, Inc.	36,000	2,312
Communications Equipment (2.7%)
Qualcomm, Inc.	90,000	3,846
Research In Motion, Ltd. ‡	10,000	1,245
Computers & Peripherals (5.0%)
Apple, Inc. ‡	50,000	9,497
Construction & Engineering (6.8%)
Jacobs Engineering Group, Inc. ‡	148,800	12,968
Consumer Finance (2.1%)
American Express Co.	64,000	3,901
Diversified Financial Services (3.1%)
CME Group, Inc. Class A	9,000	5,996
Diversified Telecommunication Services (1.2%)
Verizon Communications, Inc.	50,000	2,303
Electronic Equipment & Instruments (1.4%)
Tyco Electronics, Ltd.	73,000	2,604
Energy Equipment & Services (2.0%)
Schlumberger, Ltd.	40,000	$3,863
Food & Staples Retailing (1.0%)
Walgreen Co.	47,500	1,883
Health Care Equipment & Supplies (1.9%)
Varian Medical Systems, Inc. ‡	40,000	1,951
Zimmer Holdings, Inc. ‡	25,000	1,737
Hotels, Restaurants & Leisure (3.1%)
Marriott International, Inc. Class A	86,000	3,536
MGM Mirage, Inc. ‡	25,000	2,290
Industrial Conglomerates (1.7%)
General Electric Co.	80,000	3,293
Insurance (1.3%)
American International Group, Inc.	40,000	2,525
Internet Software & Services (2.6%)
Google, Inc. Class A ‡	7,000	4,949
Machinery (8.5%)
Caterpillar, Inc.	60,000	4,476
Kennametal, Inc.	64,300	5,865
PACCAR, Inc.	105,000	5,834
Media (3.2%)
McGraw-Hill Cos., Inc. (The)	120,000	6,005
Multiline Retail (1.2%)
Nordstrom, Inc.	60,000	2,366
Oil, Gas & Consumable Fuels (2.0%)
Suncor Energy, Inc.	35,500	3,878
Pharmaceuticals (1.6%)
Allergan, Inc.	45,000	3,041
Semiconductors & Semiconductor Equipment (1.6%)
Intel Corp.	111,000	2,986
Software (2.6%)
Microsoft Corp.	105,000	3,865
Salesforce.Com, Inc. ‡^	19,000	1,071
Trading Companies & Distributors (1.8%)
WW Grainger, Inc.	38,500	3,462
Total Common Stocks (cost $89,008)		135,071

Total Security Lending Collateral (cost $7,667) ±		7,667
Total Investment Securities (cost $149,309) #		$195,295

The notes to the financial statements are an integral part of this report.

20

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $7,492.
±

Cash collateral for the Repurchase Agreements, valued at $1,399, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

*	Floating or variable rate note. Rate is listed as of October 31, 2007.
§	Illiquid
‡	Non Income Producing
(1)	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2007.
Ž	The security has a perpetual maturity. The date shown is the next call date.
#

Aggregate cost for federal income tax purposes is $149,572. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $47,726 and $2,003, respectively. Net unrealized appreciation for tax purposes is $45,723.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $9,481 or 4.97% of net assets of the Fund.

21

TA IDEX Transamerica Convertible Securities

MARKET ENVIRONMENT

During the twelve months ended October 31, 2007, the Standard and Poor’s 500 Composite Stock Index gained 14.56%. Convertibles, which are highly sensitive to equity-market trends, followed stocks higher; the Merrill Lynch All U.S. Convertible Securities Index (“MLCI”) rose 12.73%.

Throughout the period, the equity and fixed-income markets fluctuated, at times fairly violently, as investors struggled to decide how deeply a slowing U.S. housing market would affect consumer spending and domestic economic growth. Added to this were intermittent fears that inflation, fueled by escalating energy prices, would prevent the Federal Reserve Board (“Fed”) from lowering interest rates to relieve some of the pressures in the collapsing housing market. Matters took a turn for the worse in summer, when rising defaults for low-quality mortgages sparked still more trepidation about housing as well as crisis in the debt markets. Interest rates rose, causing the markets to swoon. The trend then reversed when the Fed intervened, instituting two interest-rate cuts between August and October.

Despite the concerns, economic growth and corporate earnings remained positive, due to a healthy global economy, strong demand for U.S. exports, and growth in U.S. manufacturing and personal incomes. In the end, these factors outweighed the housing and credit-market issues; both stocks and bonds ended the year in positive territory.

Buoyed by the upside potential of their equity features and the downside cushion of their fixed-income characteristics, convertibles’ total returns withstood the markets’ fluctuations well, generating positive returns throughout the period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica Convertibles, Class A returned 27.41%. By comparison its benchmark, the MLCI, returned 12.73%. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.33%, 1.99%, 1.94%, and 0.82%, respectively.

STRATEGY REVIEW

We seek the convertibles of well-run companies that generate free cash flow and stand to benefit from positive changes in the companies, their industries, or the external forces driving their businesses. During this period, these parameters led us to focus on stocks benefiting from a robust global economy, which manifested in several ways, including higher expenditures on global infrastructure and manufacturing, increased demand for energy, and greater consumer spending for leisure and entertainment. As a result, the portfolio was tilted toward investments in technology, travel and leisure activities, and industrial and energy businesses.

The portfolio’s outperformance versus its index was due primarily to “synthetic” securities for casino operator Las Vegas Sands Corp. (“Las Vegas Sands”) and Research in Motion Ltd. (“RIMM”), maker of the BlackBerry personal communications devices. To create these securities, we pair a bond (usually AA-rated) with a call option on a company’s stock, thereby approximating a convertible’s blend of current income and potential to benefit from higher stock prices. Las Vegas Sands advanced strongly in response to the successful launch of a new facility, in Macao, China. RIMM performed well due to the expansion of its product line for businesses and the introduction of new products for consumers.

Other major contributors included two traditional energy-related convertibles, Schlumberger Limited and SunPower Corporation (“SunPower”). The former provides technology and information services to the rapidly expanding oil and gas industry. The latter is a vertically integrated provider of solar energy panels. The acquisition of a leading nationwide solar-panel installation company allowed SunPower to dramatically increase distribution and sales.

Other energy and industrial holdings in the portfolio did not fare so well. However, we believe the issues affecting them will be resolved relatively soon.

Kirk J. Kim

Peter O. Lopez

Co-Portfolio Managers

Transamerica Investment Management, LLC

22

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	27.41%	15.59%	12.51%	3/1/02
Class A (POP)	21.32%	14.47%	11.55%	3/1/02
MLCI (1)	12.73%	13.23%	9.49%	3/1/02

Class B (NAV)	26.54%	14.77%	11.75%	3/1/02
Class B (POP)	21.54%	14.65%	11.75%	3/1/02

Class C (NAV)	26.69%	—%	14.87%	11/11/02
Class C (POP)	25.69%	—%	14.87%	11/11/02

Class I (NAV)	28.10%	—%	19.80%	11/15/05

NOTES

(1) The Merrill Lynch All U.S. Convertibles (MLCI) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

23

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class A
Actual	$1,000.00	$1,206.99	1.33%	$7.38
Hypothetical (b)	1,000.00	1,018.45	1.33	6.75

Class B
Actual	1,000.00	1,203.19	1.98	10.99
Hypothetical (b)	1,000.00	1,015.16	1.98	10.06

Class C
Actual	1,000.00	1,203.16	1.94	10.79
Hypothetical (b)	1,000.00	1,015.34	1.94	9.87

Class I
Actual	1,000.00	1,209.77	0.83	4.62
Hypothetical (b)	1,000.00	1,020.95	0.83	4.23

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

24

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (9.2%)
Automobiles (2.2%)
General Motors Corp., Convertible ‡	145,000	$3,716
Capital Markets (2.1%)
Credit Suisse First Boston USA, Inc. Convertible ‡	36,010	3,624
Chemicals (1.6%)
Celanese Corp., Convertible
4.25%, due 02/01/2010 ‡, Ž	49,700	2,671
Insurance (1.9%)
MetLife, Inc., Convertible ‡	94,770	3,187
Oil, Gas & Consumable Fuels (0.8%)
Dune Energy, Inc. - 144A, Convertible
10.00%, due 12/01/2012 ‡, Ž	1,441	1,383
Pharmaceuticals (0.6%)
Schering-Plough , Convertible ‡	4,150	1,107
Total Convertible Preferred Stocks (cost $11,447)		15,688

	Principal	Value
CONVERTIBLE BONDS (82.4%)
Aerospace & Defense (4.8%)
Alliant Techsystems, Inc., Convertible
2.75%, due 02/15/2024	$3,305	$4,776
Lockheed Martin Corp., Convertible
5.31%, due 08/15/2033 *	2,170	3,332
Automobiles (3.5%)
Ford Motor Co., Convertible
4.25%, due 12/15/2036	5,000	5,987
Biotechnology (2.2%)
Gilead Sciences, Inc., Convertible
0.63%, due 05/01/2013	2,870	3,810
Capital Markets (13.1%)
BlackRock, Inc., Convertible
2.63%, due 02/15/2035	2,250	4,646
Eksportfinans
0.25%, due 07/30/2014	4,488	4,645
Goldman Sachs Group, Inc. (The) - 144A, Convertible
0.25%, due 01/25/2017 §	4,260	7,700
Lehman Brothers Holdings, Inc., Convertible
0.25%, due 12/12/2013	4,680	5,219
Commercial Banks (7.7%)
Credit Suisse/New York NY Convertible
0.25%, due 04/21/2014	2,800	2,923
Deutsche Bank AG/London - 144A, Convertible
0.25%, due 04/11/2013 §	1,700	3,207
Wachovia Bank NA - 144A, Convertible
0.25%, due 01/30/2014 §	2,880	6,981
Commercial Services & Supplies (1.4%)
Covanta Holding Corp., Convertible
1.00%, due 02/01/2027	$2,125	$2,343
Computers & Peripherals (4.4%)
EMC CORP , Convertible
1.75%, due 12/01/2013	4,417	7,531
Diversified Financial Services (5.2%)
Allegro Investment Corp. SA - 144A, Convertible
0.25%, due 06/06/2017	3,108	3,789
WMT Debt Exchangeable Trust - 144A, Convertible
0.25%, due 05/02/2013 §	317	5,071
Electrical Equipment (3.4%)
Sunpower Corp., Convertible
1.25%, due 02/15/2027	2,525	5,719
Electronic Equipment & Instruments (2.8%)
Itron, Inc., Convertible
2.50%, due 08/01/2026	2,740	4,805
Energy Equipment & Services (4.1%)
Core Laboratories, LP , Convertible
0.25%, due 10/31/2011 ^	2,444	3,871
Schlumberger, Ltd. , Convertible
2.13%, due 06/01/2023	1,270	3,068
Health Care Equipment & Supplies (2.8%)
Inverness Medical Innovations, Inc. - 144A, Convertible
3.00%, due 05/15/2016	3,400	4,692
Hotels, Restaurants & Leisure (0.9%)
Scientific Games Corp., Convertible
0.75 due 12/01/2024 (1)	1,120	1,480
IT Services (2.2%)
Verifone Holdings, Inc. - 144A, Convertible
1.38%, due 06/15/2012	2,925	3,729
Machinery (2.3%)
Trinity Industries, Inc., Convertible
3.88%, due 06/01/2036	3,807	3,888
Media (2.6%)
Lamar Advertising Co. Class B, Convertible
2.88%, due 12/31/2010	3,608	4,406
Multiline Retail (1.7%)
Saks, Inc. Convertible Saks, Inc.
2.00%, due 03/15/2024	1,590	2,886
Oil, Gas & Consumable Fuels (1.6%)
Chesapeake Energy Corp., Convertible
2.50%, due 05/15/2037	2,510	2,792
Pharmaceuticals (2.4%)
Allergan, Inc./U.S. , Convertible
1.50%, due 04/01/2026 ^	3,347	4,000
Real Estate Investment Trusts (2.8%)
BRE Properties, Inc., Convertible
4.13%, due 08/15/2026 ^	2,460	2,478

The notes to the financial statements are an integral part of this report

25

	Principal	Value
Real Estate Investment Trusts (continued)
Vornado Realty Trust , Convertible
3.63%, due 11/15/2026	$2,294	$2,294
Software (4.5%)
Informatica Corp., Convertible
3.00%, due 03/15/2026	3,435	3,774
Macrovision Corp., Convertible
2.63%, due 08/15/2011 ^	3,500	3,833
Specialty Retail (2.3%)
Penske Auto Group, Inc., Convertible
3.50%, due 04/01/2026	3,515	3,932
Textiles, Apparel & Luxury Goods (1.8%)
Iconix Brand Group, Inc. - 144A, Convertible
1.88%, due 06/30/2012	2,990	3,136
Wireless Telecommunication Services (1.9%)
NII Holdings, Inc., Convertible - 144A
2.75%, due 08/15/2025	823	1,127
3.13%, due 06/15/2012	2,304	2,128
Total Convertible Bonds (cost $108,607)		136,666
Total Security Lending Collateral (cost $10,416) ±		10,416
Total Investment Securities (cost $133,561) #		$166,102

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $10,166.
±

Cash collateral for the Repurchase Agreements, valued at $1,901, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

*	Floating or variable rate note. Rate is listed as of October 31, 2007.
§	Illiquid
‡	Non Income Producing
(1)	Step Up
Ž	The security has a perpetual maturity. The date shown is the next call date.
#

Aggregate cost for federal income tax purposes is $133,625. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $33,803 and $1,326, respectively. Net unrealized appreciation for tax purposes is $32,477.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $41,816 or 24.60% of net assets of the Fund

26

TA IDEX Transamerica Equity

MARKET ENVIRONMENT

U.S. equities overcame big challenges in the twelve months ended October 31, 2007, to generate strongly positive returns. The Standard and Poor’s 500 Composite Stock Index rose 14.56%, while the Russell 1000 Growth Index (“Russell 1000 Growth”) went up 19.23%.

Throughout the period, the market struggled against the implications of weakness in the U.S. housing market. Because losses in home equity influence the major engine of economic growth, consumer spending, the downturn raised concerns that the economy and corporate profits would deteriorate as well. Added to this were fears that escalating energy prices, rising defaults for low-quality (sub-prime) mortgages and a liquidity crisis in the debt markets would push interest rates higher, further undermining the prospects for housing.

These problems notwithstanding, economic growth and corporate earnings remained healthy, buoyed by a robust global economy and strong demand for U.S. exports. Other positives included growth in U.S. manufacturing, higher personal incomes, brisk spending on commercial construction and late-period interest-rate cuts by the Federal Reserve Board. In the end, these factors outweighed the housing and debt-market issues. With the exception of sectors highly vulnerable to those issues (e.g., financial services), the market finished the period with solid gains.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica Equity, Class A returned 22.79%. By comparison its benchmark, the Russell 1000 Growth, returned 19.23%. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, Class I, and Class T were 1.40%, 2.17%, 2.07%, 0.78%, and 0.91%, respectively.

STRATEGY REVIEW

We invest in large companies that we believe have capable management teams, stable balance sheets and highly competitive positions and stand to benefit from long-term secular trends. Chief among those trends is robust global economic growth, which has boosted worldwide business spending on infrastructure and manufacturing capacity as well as consumer spending on leisure activities and personal technology. Because many of the companies that meet these parameters are industrial, technology and consumer businesses, the portfolio was overweighted in those sectors.

The largest contributions to total return were Apple Inc. (“Apple”), Research in Motion Limited (“RIMM”) and Jacobs Engineering Group Inc. (“Jacobs”).

Apple was already the dominant competitor in the personal music player (i.e., iPod) business when the period began, with a reputation for creating user-friendly devices. Expanding on that reputation, it launched the iPhone (an all-in-one camera phone, iPod and wireless e-mail tool) in late June. Likewise, RIMM, maker of the BlackBerry personal communication devices, successfully expanded its well-established business product line and introduced products for consumers. Jacobs designs and constructs major infrastructure projects and manufacturing facilities worldwide. Its cost-effective business model helped the company win major new contracts during the period.

These gains were partially countered by setbacks for McGraw-Hill Companies Inc. (“McGraw-Hill”), which is the parent company of debt-rating agency Standard & Poor’s Corporation (“Standard & Poor’s”); and for several consumer companies (e.g., Whole Foods Markets, Inc. (“Whole Foods”), Starbucks Corporation (“Starbucks”) and Nordstrom, Inc. (“Nordstrom”)). Earnings at these companies remained healthy. Nevertheless, their stock prices fell as investors worried that the credit-and-housing crisis would negatively affect bond market activity (a factor for Standard & Poor’s) and consumer spending (a potential issue for the others). We believe McGraw-Hill will recover as the credit crisis is resolved and also believe that high-end consumers will continue to support Nordstrom. We exited Starbucks and Whole Foods, which are involved in costly, margin-squeezing expansions.

Gary U. Rollé, CFA

Fund Manager

Transamerica Investment Management, LLC

27

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	22.79%	17.50%	2.81%	3/1/00
Class A (POP)	16.06%	16.19%	2.05%	3/1/00
Russell 1000 Growth(1)	19.23%	12.61%	(2.53)%	3/1/00

Class B (NAV)	21.82%	16.68%	2.04%	3/1/00
Class B (POP)	16.82%	16.57%	2.04%	3/1/00

Class C (NAV)	21.88%	—%	17.28%	11/11/02
Class C (POP)	20.88%	—%	17.28%	11/11/02

Class I (NAV)	23.54%	—%	16.29%	11/15/05

Class T (NAV)	23.36%	—%	23.37%	10/27/06
Class T (POP)	12.90%	—%	23.37%	10/27/06

NOTES

(1) The Russell 1000 Growth (Russell 1000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. Effective October 27, 2006, TA IDEX Great Companies-America and TA IDEX Janus Growth merged into the Fund.

The notes to the financial statements are an integral part of this report.

28

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,172.99	1.32%	$7.21
Hypothetical (b)	1,000.00	1,018.50	1.32	6.70

Class B
Actual	1,000.00	1,168.20	2.07	11.28
Hypothetical (b)	1,000.00	1,014.73	2.07	10.48

Class C
Actual	1,000.00	1,168.88	1.98	10.79
Hypothetical (b)	1,000.00	1,015.18	1.98	10.03

Class I
Actual	1,000.00	1,175.96	0.76	4.16
Hypothetical (b)	1,000.00	1,021.32	0.76	3.86

Class T
Actual	1,000.00	1,175.26	0.87	4.76
Hypothetical (b)	1,000.00	1,020.76	0.87	4.42

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

The notes to the financial statements are an integral part of this report.

29

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.8%)
Aerospace & Defense (3.6%)
Boeing Co.	430,200	$42,414
Raytheon Co.	420,000	26,716
Air Freight & Logistics (2.5%)
Expeditors International Washington	927,000	46,953
Auto Components (3.2%)
Johnson Controls, Inc.	1,380,000	60,334
Automobiles (2.9%)
Daimler AG ^	505,100	55,637
Biotechnology (2.2%)
Gilead Sciences, Inc. ‡	920,000	42,495
Capital Markets (5.6%)
Ameriprise Financial, Inc.	800,000	50,384
State Street Corp.	705,000	56,238
Chemicals (4.5%)
Praxair, Inc.	1,000,000	85,480
Communications Equipment (6.8%)
Qualcomm, Inc.	865,000	36,961
Research In Motion, Ltd. ‡	735,000	91,515
Computers & Peripherals (8.3%)
Apple, Inc. ‡	830,000	157,658
Construction & Engineering (4.6%)
Jacobs Engineering Group, Inc. ‡	991,700	86,427
Consumer Finance (3.1%)
American Express Co.	950,000	57,902
Diversified Financial Services (5.2%)
CME Group, Inc. Class A ^	148,000	98,605
Diversified Telecommunication Services (2.0%)
AT&T, Inc.	900,000	37,611
Electronic Equipment & Instruments (2.5%)
Tyco Electronics, Ltd.	1,320,000	47,084
Energy Equipment & Services (2.3%)
Schlumberger, Ltd.	448,000	43,263
Food & Staples Retailing (1.9%)
Walgreen Co.	917,000	$36,359
Health Care Equipment & Supplies (2.4%)
Varian Medical Systems, Inc. ‡	554,225	27,030
Zimmer Holdings, Inc. ‡	270,000	18,762
Hotels, Restaurants & Leisure (5.0%)
Las Vegas Sands Corp. ‡	83,000	11,015
Marriott International, Inc. Class A	1,040,000	42,755
MGM Mirage, Inc. ‡	444,190	40,692
Industrial Conglomerates (2.9%)
General Electric Co.	1,329,200	54,710
Insurance (2.6%)
American International Group, Inc.	770,000	48,602
Internet Software & Services (4.1%)
Google, Inc. Class A ‡	110,000	77,770
Machinery (4.9%)
Caterpillar, Inc.	650,000	48,496
PACCAR, Inc.	810,000	45,004
Media (3.3%)
McGraw-Hill Cos., Inc. (The)	1,250,000	62,550
Multiline Retail (1.6%)
Nordstrom, Inc.	770,000	$30,369
Oil, Gas & Consumable Fuels (2.0%)
Suncor Energy, Inc.	340,000	37,138
Pharmaceuticals (3.0%)
Allergan, Inc.	850,000	57,443
Software (4.8%)
Electronic Arts, Inc. ‡	770,000	47,062
Microsoft Corp.	1,200,000	44,172
Total Common Stocks (cost $1,338,419)		1,853,606
Total Security Lending Collateral (cost $82,379) ±		82,379
Total Investment Securities (cost $1,420,798) #		$1,935,985

NOTES TO SCHEDULE OF INVESTMENTS
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $80,483.
±

Cash collateral for the Repurchase Agreements, valued at $15,035, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $1,424,187. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $547,551 and $32,364, respectively. Net unrealized appreciation for tax purposes is $515,187.

The notes to the financial statements are an integral part of this report.

30

TA IDEX Transamerica Flexible Income

MARKET ENVIRONMENT

During the twelve months ended October 31, 2007, the Lehman Brothers U.S. Government/Credit Bond Index (“LBGC”) returned 5.37% as the economic and market environment changed dramatically.

Initially, the economic and investment backdrops were stable, and high levels of global liquidity helped to maintain prices for most asset classes. The notable exception was U.S. residential real estate, where higher interest rates from adjustable-rate mortgage resets, overbuilding and rising defaults for low-quality (sub-prime) mortgages created a buyers’ market and falling prices.

The pace of defaults rose sharply by summer, sparking concerns that housing would deteriorate further and have a spillover effect on consumer spending, which serves as a major driver of economic growth. Housing continued its downward slide while investors, perceiving more risk to the economy and corporate profits going forward, demanded higher yields on all non-government securities, not just mortgage securities, and increasingly withdrew support from the markets. In the absence of willing buyers, the turmoil expanded into a more serious liquidity crisis. As the crisis worsened between August and October, the Federal Reserve Board (“Fed”) intervened, reducing the discount and federal funds rates, 1.25% and 0.75%, respectively, to restore confidence.

Against this backdrop, U.S. Treasury yields declined, especially for the shortest-term securities, and the yield curve steepened. U.S. Treasury securities outperformed other sectors (corporate bonds and mortgage-backed securities). However, within the corporate realm, high-yield bonds fared better than investment grade, reflecting relatively strong results earlier in the period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica Flexible Income, Class A returned 2.42%. By comparison its benchmark, the LBGC, returned 5.37%. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.40%, 2.04%, 2.00%, and 0.80%, respectively.

STRATEGY REVIEW

We attribute the portfolio’s positive but lagging returns to our emphasis on the non-government sectors, which provide higher yields than Treasuries. In keeping with the portfolio’s income objective, we invest primarily in corporate bonds, generally allocate approximately 25% to 30% of assets to high-yield bonds and invest selectively in asset-backed securities.

This positioning worked relatively well in the initial months of the period, when the stable economy and favorable corporate earnings environment led the corporate and high-yield sectors to outperform Treasuries. Within the investment-grade corporate portfolio, we overweighted the securities of large depository institutions (e.g., banks) because they appeared less likely to be purchased in a leverage buyout. (Such buyouts usually result in much higher debt for a company and lower credit quality.)

Among high-yield bonds, we favored securities from energy and retail companies. We maintained an average quality of B while capturing additional yield from a carefully picked selection of CCC-rated bonds. Later, anticipating that risk aversion would spread from mortgages to other areas of the market, we reduced overall portfolio risk by trading some of these CCC securities for BB-rated bonds.

As for our asset-backed holdings, we had no exposure to sub-prime residential mortgages. However, we did have modest exposure to commercial mortgage-backed securities (“CMBS”), which underperformed U.S. Treasuries. Commercial real estate fundamentals remain solid, in contrast to residential real estate, and CMBS have not experienced the same slippage in underwriting and rating standards.

Once the Fed intervened and the market began to settle, we took advantage of the generally lower prices for non-government bonds, buying corporate and high-yields that we believe will likely perform well as the market continues to recover.

Heidi Y. Hu, CFA

Peter O. Lopez

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

31

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

				From	Inception
	1 Year	5 Years	10 Years	Inception	Date
Class A (NAV)	2.42%	4.04%	5.07%	6.82%	6/29/87
Class A (POP)	(2.47)%	3.03%	4.55%	6.57%	6/29/87
LBGC (1)	5.37%	4.55%	5.95%	7.47%	6/29/87

Class B (NAV)	1.66%	3.34%	4.49%	5.39	10/1/95
Class B (POP)	(3.20)%	3.18%	4.49%	5.39	10/1/95

Class C (NAV)	1.81%	—%	—%	3.26	11/11/02
Class C (POP)	0.83%	—%	—%	3.26	11/11/02

Class I (NAV)	2.93%	—%	—%	3.27	11/8/04

NOTES

(1) The Lehman Brothers U.S. Government/Credit Bond(LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

32

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$987.81	1.36%	$6.83
Hypothetical (b)	1,000.00	1,018.26	1.36	6.94

Class B
Actual	1,000.00	983.45	2.01	10.04
Hypothetical (b)	1,000.00	1,015.01	2.01	10.20

Class C
Actual	1,000.00	984.63	1.98	9.89
Hypothetical (b)	1,000.00	1,015.17	1.98	10.04

Class I
Actual	1,000.00	989.66	0.79	3.96
Hypothetical (b)	1,000.00	1,021.15	0.79	4.03

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At October 31, 2007

This chart shows the percentage breakdown by asset type of the Fund’s total investment securities.

33

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (6.9%)
U.S. Treasury Bond
4.75%, due 02/15/2037 ^	$1,010	$1,009
U.S. Treasury Note
4.13%, due 08/31/2012 ^	11,700	11,688
4.25%, due 11/15/2013 ^	2,175	2,178
4.75%, due 08/15/2017 ^	3,542	3,620
4.88%, due 06/30/2012 ^	9,740	10,041
Total U.S. Government Obligations (cost $28,246)		28,536

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.1%)
Freddie Mac
5.50%, due 01/15/2029	4,500	4,537
Total U.S. Government Agency Obligations (cost $4,423)		4,537

MORTGAGE-BACKED SECURITIES (4.4%)
American Tower Trust
Series 2007-1A, Class C- 144a
5.62%, due 04/15/2037	3,590	3,466
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD4, Class J- 144a
5.69%, due 12/11/2049	4,750	3,620
Crown Castle Towers LLC
5.47%, due 11/15/2036	3,300	3,298
SBA CMBS Trust - 144a
6.17%, due 11/15/2036	1,460	1,428
SBA CMBS Trust
Series 2006-1A, Class D- 144a
5.85%, due 11/15/2036	3,254	3,172
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class H- 144a
6.16%, due 10/15/2048	3,760	3,357
Total Mortgage-Backed Securities (cost $19,329)		18,341

CORPORATE DEBT SECURITIES (83.1%)
Aerospace & Defense (2.3%)
Boeing Co. (The)
8.75%, due 08/15/2021	2,500	3,215
Embraer Overseas, Ltd.
6.38%, due 01/24/2017	2,975	2,908
Honeywell International
5.63%, due 08/01/2012	3,180	3,265
Air Freight & Logistics (0.9%)
FedEx Corp.
9.65%, due 06/15/2012	3,200	3,754
Airlines (3.9%)
Continental Airlines, Inc. Class A
5.98%, due 04/19/2022	2,000	1,966
6.90%, due 04/19/2022	3,000	2,827
Delta Air Lines -07-1 - 144A
6.82%, due 08/10/2022	3,000	2,970
Southwest Airlines Co.
6.65%, due 08/01/2022	$3,825	$3,844
United Airlines, Inc.
6.64%, due 07/02/2022	4,321	4,278
Automobiles (0.1%)
General Motors Corp.
7.13%, due 07/15/2013 ^	225	209
Beverages (0.9%)
Brown-Forman Corp.
5.20%, due 04/01/2012	3,600	3,620
Building Products (1.0%)
CRH America, Inc.
5.30%, due 10/15/2013	3,140	3,021
Goodman Global Holdings, Inc.
7.88%, due 12/15/2012	1,025	1,071
Capital Markets (1.8%)
Ameriprise Financial, Inc.
7.52%, due 06/01/2066 (1)	3,100	3,168
Lazard Group
7.13%, due 05/15/2015	3,000	3,040
Nuveen Investments, Inc.
5.00%, due 09/15/2010	1,195	1,049
Chemicals (2.3%)
Cytec Industries, Inc.
6.75%, due 03/15/2008	2,700	2,714
Lubrizol Corp.
4.63%, due 10/01/2009	2,000	1,984
Mosaic Co. (The) - 144A
7.625 due 12/01/2016 ^ (2)	1,500	1,616
Nalco Co.
7.75%, due 11/15/2011	3,000	3,053
Commercial Banks (7.5%)
HBOS PLC - 144A
6.66%, due 11/21/2049 Ž, (1)	173	154
HSBC Capital Funding, LP/Jersey Channel Islands - 144A
9.55%, due 06/30/2010 Ž	1,500	1,637
ICICI Bank, Ltd. - 144A
6.63%, due 10/03/2012	4,257	4,290
M&i Marshall & Ilsley Bank
5.85%, due 12/04/2012 *	4,860	4,729
PNC Preferred Funding Trust I - 144A
6.52%, due 03/15/2012 * Ž	4,000	4,023
Rabobank Capital Funding II - 144A
5.26%, due 12/31/2013 Ž	3,600	3,444
Shinsei Finance Cayman, Ltd. - 144A
6.42%, due 07/20/2016 Ž, (1)	2,300	2,142
VTB Capital SA for Vneshtorgbank - 144A
5.96%, due 08/01/2008 *	3,500	3,465
Wachovia Capital Trust III
5.80%, due 03/15/2011 Ž, (1)	4,100	4,067
ZFS Finance USA Trust I - 144A
6.15%, due 12/15/2065	2,000	1,985

The notes to the financial statements are an integral part of this report.

34

	Principal	Value
Commercial Banks (continued)
ZFS Finance USA Trust II - 144A
6.45%, due 12/15/2065 (1)	$1,000	$962
Commercial Services & Supplies (0.5%)
FTI Consulting, Inc.
7.75%, due 10/01/2016	1,900	1,985
Construction Materials (0.6%)
Lafarge SA
7.13%, due 07/15/2036	2,600	2,670
Containers & Packaging (0.1%)
Graham Packaging Co., Inc.
9.88%, due 10/15/2014 ^	625	619
Diversified Financial Services (5.6%)
Galaxy Entertainment Finance Co., Ltd. - 144A
9.88%, due 12/15/2012	1,400	1,502
Glencore Funding LLC - 144A
6.00%, due 04/15/2014	3,950	3,965
ILFC E-Capital Trust II - 144A
6.25%, due 12/21/2065 (1)	3,200	3,140
Mangrove Bay Pass-Through Trust - 144a
6.10%, due 07/15/2033	2,845	2,656
Mizuho JGB Investment LLC
9.87%, due 06/30/2008 * Ž, (1)	3,200	3,292
MUFG Capital Finance 1, Ltd.
6.35%, due 07/25/2016 Ž, (1)	2,360	2,250
Pemex Finance, Ltd.
9.03%, due 02/15/2011	4,445	4,718
SB Treasury Co. LLC - 144a
9.40%, due 12/29/2049 * Ž	1,470	1,500
Diversified Telecommunication Services (0.7%)
Verizon Global Funding Corp.
7.75%, due 12/01/2030	2,455	2,892
Electric Utilities (3.4%)
DPL, Inc.
8.00%, due 03/31/2009	5,000	5,190
PSEG Funding Trust I
5.38%, due 11/16/2007	3,250	3,249
Sempra Energy
7.95%, due 03/01/2010	4,260	4,517
Texas Competitive Electric Holdings Co. LLC - 144a
10.25%, due 11/01/2015	900	904
Electrical Equipment (0.2%)
Belden, Inc.
7.00%, due 03/15/2017	1,000	1,015
Energy Equipment & Services (0.4%)
Ocean RIG Norway As - 144a
8.38%, due 07/01/2013	1,600	1,636
Food & Staples Retailing (0.5%)
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	2,000	2,020
Food Products (0.7%)
ConAgra Foods, Inc.
9.75%, due 03/01/2021	$325	$423
Michael Foods, Inc.
8.00%, due 11/15/2013	2,575	2,575
Gas Utilities (0.9%)
Intergas Finance BV - 144a
6.38%, due 05/14/2017	740	692
Southern Union Co.
6.15%, due 08/16/2008	2,975	2,991
Health Care Equipment & Supplies (0.1%)
Bausch & Lomb, Inc. - 144A
9.88%, due 11/01/2015	375	386
Hotels, Restaurants & Leisure (5.6%)
Harrah’s Operating Co., Inc.
5.50%, due 07/01/2010	3,450	3,329
Las Vegas Sands Corp.
6.38%, due 02/15/2015	1,500	1,457
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011	5,000	5,333
Starbucks Corp.
6.25%, due 08/15/2017	3,720	3,796
Starwood Hotels & Resorts Worldwide,
7.88%, due 05/01/2012	2,500	2,664
Station Casinos, Inc.
6.88%, due 03/01/2016	2,700	2,234
Wyndham Worldwide Corp.
6.00%, due 12/01/2016	4,270	4,176
Household Durables (1.0%)
Centex Corp.
4.75%, due 01/15/2008	3,990	3,964
Independent Power Producers & Energy Traders (1.9%)
AES Corp. (The) - 144a
8.00%, due 10/15/2017	2,125	2,144
AES Gener SA
7.50%, due 03/25/2014	2,000	2,083
Empresa Nacional de Electricidad SA/Chile Class B
8.50%, due 04/01/2009	3,600	3,755
Industrial Conglomerates (0.6%)
Susser Holdings LLC
10.63%, due 12/15/2013	2,412	2,508
Insurance (2.2%)
Oil Insurance, Ltd. - 144a
7.56%, due 06/30/2011 * Ž, (1)	4,750	4,882
Reinsurance Group of America, Inc.
6.75%, due 12/15/2065 (1)	2,730	2,596
Travelers Cos., Inc. (The)
6.75%, due 06/20/2036	1,557	1,648
IT Services (1.7%)
ACE Cash Express, Inc. - 144A
10.25%, due 10/01/2014	690	692
Aramark Corp.
8.50%, due 02/01/2015	2,250	2,278

The notes to the financial statements are an integral part of this report.

35

	Principal	Value
IT Services (continued)
Cardtronics, Inc.
9.25%, due 08/15/2013	$835	$806
Western Union Co. (The)
5.93%, due 10/01/2016	3,335	3,314
Machinery (2.0%)
Cummins, Inc.
5.65%, due 03/01/2098	2,000	1,527
Polypore, Inc.
8.75%, due 05/15/2012	1,550	1,535
Titan International, Inc.
8.00%, due 01/15/2012	1,200	1,200
Tyco Electronics Group SA - 144a
6.55%, due 10/01/2017	4,000	4,082
Marine (0.2%)
US Shipping Partners, LP/US Shipping
13.00%, due 08/15/2014	925	953
Media (6.7%)
Amfm, Inc.
8.00%, due 11/01/2008	3,695	3,755
Echostar DBS Corp.
7.13%, due 02/01/2016	425	444
Grupo Televisa SA
6.63%, due 03/18/2025	2,000	2,070
Historic Tw, Inc.
9.13%, due 01/15/2013	5,000	5,748
McGraw-Hill Cos., Inc.
5.38%, due 11/15/2012	3,295	3,276
News America Holdings, Inc.
7.75%, due 12/01/2045	3,400	3,859
Omnicom Group, Inc.
5.90%, due 04/15/2016	3,120	3,126
RH Donnelley Corp. - 144a
8.88%, due 10/15/2017	2,000	2,000
Time Warner, Inc.
7.63%, due 04/15/2031	3,000	3,338
Metals & Mining (2.2%)
Freeport-McMoRan Copper & Gold, Inc.
8.38%, due 04/01/2017	1,375	1,506
Pna Group, Inc.
10.75%, due 09/01/2016	2,025	2,070
Steel Dynamics, Inc. - 144A
7.38%, due 11/01/2012	1,800	1,800
Vale Overseas, Ltd.
6.25%, due 01/23/2017	3,750	3,792
Multiline Retail (0.7%)
Neiman-Marcus Group, Inc.
9.00%, due 10/15/2015	1,650	1,741
10.38%, due 10/15/2015	1,000	1,087
Office Electronics (1.3%)
Xerox Corp.
9.75%, due 01/15/2009	5,000	5,249
Oil, Gas & Consumable Fuels (7.2%)
Anadarko Petroleum Corp.
6.45%, due 09/15/2036	$1,680	$1,700
Apache Corp.
6.00%, due 01/15/2037	1,810	1,785
Burlington Resources, Inc.
9.88%, due 06/15/2010	1,435	1,612
Chesapeake Energy Corp.
6.38%, due 06/15/2015	1,000	970
Dune Energy, Inc. - 144A
10.50%, due 06/01/2012	500	489
Dynegy Holdings, Inc. - 144A
7.75%, due 06/01/2019	2,250	2,112
Enterprise Products Operating, LP
8.38%, due 08/01/2066 1	2,150	2,238
Gazprom International SA - 144A
7.20%, due 02/01/2020	2,810	2,887
Kinder Morgan Energy Partners, LP
7.75%, due 03/15/2032	3,450	3,850
Markwest Energy Partners, LP
8.50%, due 07/15/2016	700	700
Opti Canada, Inc. - 144A
8.25%, due 12/15/2014	1,800	1,805
PetroHawk Energy Corp.
9.13%, due 07/15/2013	1,300	1,380
Sabine Pass Lng, LP
7.50%, due 11/30/2016	1,000	980
Teppco Partners, LP
7.00%, due 06/01/2067 (1)	3,800	3,431
Valero Logistics Operations, LP
6.88%, due 07/15/2012	3,690	3,849
Paper & Forest Products (0.5%)
Exopack Holding, Inc.
11.25%, due 02/01/2014	2,000	2,025
Real Estate Investment Trusts (5.4%)
Healthcare Realty Trust, Inc.
8.13%, due 05/01/2011	2,650	2,847
Host Marriott, LP
7.13%, due 11/01/2013	2,000	2,030
iStar Financial, Inc.
4.88%, due 01/15/2009	6,000	5,877
Kimco Realty Corp.
3.95%, due 08/05/2008	2,825	2,800
Rouse Co., LP/TRC Co-Issuer, Inc. - 144A
6.75%, due 05/01/2013	1,500	1,477
Udr, Inc.
4.50%, due 03/03/2008	3,000	2,995
Westfield Group - 144a
5.40%, due 10/01/2012	4,100	4,075

The notes to the financial statements are an integral part of this report.

36

	Principal	Value
Road & Rail (3.3%)
Burlington North Santa F
5.65%, due 05/01/2017	$3,325	$3,289
Erac USA Finance Co. - 144a
7.35%, due 06/15/2008	5,000	5,053
Hertz Corp.
10.50%, due 01/01/2016	3,000	3,225
Kansas City Southern Mex
7.63%, due 12/01/2013	2,110	2,152
Specialty Retail (2.0%)
Asbury Automotive Group
7.63%, due 03/15/2017	2,000	1,870
Claire’s Stores, Inc. - 144A
10.50%, due 06/01/2017 ^	1,325	1,007
Penske Auto Group, Inc.
7.75%, due 12/15/2016	1,750	1,702
Petro Stopping Centers, LP / Petro
9.00%, due 02/15/2012	3,400	3,553
Thrifts & Mortgage Finance (1.3%)
Countrywide Financial Corp.
4.50%, due 06/15/2010	1,960	1,688
Sovereign Capital Trust VI
7.91%, due 06/13/2036	3,700	3,806
Tobacco (0.4%)
Alliance One International, Inc.
11.00%, due 05/15/2012	1,425	1,525
Trading Companies & Distributors (0.2%)
Noble Group, Ltd. - 144a
6.63%, due 03/17/2015	1,000	937
Wireless Telecommunication Services (2.3%)
American Tower Corp. - 144a
7.00%, due 10/15/2017	2,075	2,122
New Cingular Wireless Services, Inc.
8.13%, due 05/01/2012	3,600	4,015

	Shares	Value
Nextel Communications, Inc.
7.38%, due 08/01/2015	3,500	3,535
Total Corporate Debt Securities (cost $345,707)		342,467

CONVERTIBLE PREFERRED STOCKS (0.4%)
Automobiles (0.3%)
General Motors Corp., Convertible ‡	44,000	1,127
Thrifts & Mortgage Finance (0.1%)
Sovereign Capital Trust, Convertible ‡	9,500	385
Total Convertible Preferred Stocks (cost $1,491)		1,512

PREFERRED STOCKS (1.5%)
Diversified Telecommunication Services (0.5%)
Centaur Funding Corp. - 144a ‡	1,661	1,879
Real Estate Investment Trusts (0.4%)
Saul Centers, Inc. ‡, Ž	1,850	46
Tanger Factory Outlet Centers ‡, Ž	66,666	1,667
Thrifts & Mortgage Finance (0.6%)
IndyMac Bank Fsb - 144a ‡	177,600	2,492
Total Preferred Stocks (cost $7,874)		6,084

CONVERTIBLE BONDS (0.3%)
Semiconductors & Semiconductor Equipment (0.3%)
Intel Corp., Convertible
2.95%, due 12/15/2035	1,000	1,091
Total Convertible Bonds (cost $940)		1,091

WARRANTS (0.0%)
Diversified Telecommunication Services (0.0%)
Versatel Telecom International NV
Expiration: 05/15/2008,	75		☐
Exercise Price: $4
Total Warrants (cost $1)		—
Total Security Lending Collateral (cost $22,782) ±		22,782
Total Investment Securities (cost $430,793) #		$425,350

NOTES TO SCHEDULE OF INVESTMENTS

☐	Value is less than $1.
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $22,335.
*	Floating or variable rate note. Rate is listed as of October 31, 2007.
±

Cash collateral for the Repurchase Agreements, valued at $4,158, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
(1)	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2007.
(2)	Step Up
Ž	The security has a perpetual maturity. The date shown is the next call date.
#

Aggregate cost for federal income tax purposes is $430,795. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,828 and $8,270, respectively. Net unrealized appreciation for tax purposes is $5,442.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $96,689 or 23.47% of net assets of the Fund

The notes to the financial statements are an integral part of this report.

37

TA IDEX Transamerica Growth Opportunities

MARKET ENVIRONMENT

The U.S. stock market experienced two distinct phases in the twelve months ended October 31, 2007. Through April, the market advanced strongly, driven by a combination of slowing economic growth (due to a downturn in the U.S. housing sector) and a wave of private equity buyouts. The first caused investors to anticipate that the Federal Reserve Board (“Fed”) would lower interest rates to stimulate growth. The second was fueled in part by easy credit; private equity firms were able to pay premiums for slower-growing, high-cash flow companies by financing the acquisitions with large, low-cost loans. This put upward pressure on stock prices.

After April, these trends reversed. A resurgent economy dimmed hopes of Fed interest-rate cuts. Meanwhile, the easy credit of the past several years created problems for the mortgage industry, where defaults on low-quality loans increased dramatically. Credit became more difficult to obtain, the buyout wave subsided, and equity markets turned highly volatile until the Fed intervened, reducing interest rates to restore confidence.

Despite the turbulence, the Russell Midcap Growth Index (“Russell Midcap Growth”) rose 19.72%, led by sectors that were not vulnerable to the housing industry and the credit-market problems.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica Growth Opportunities, Class A returned 36.20%. By comparison its benchmark, the Russell Midcap Growth, returned 19.72%. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.75%, 2.40%, 2.36%, and 0.88%, respectively.

STRATEGY REVIEW

We focus on companies with the potential to outperform over a three- to five-year time horizon, due to a combination of capable management, sustainable competitive advantages, and the ability to benefit from positive secular growth trends. Major themes in recent years have included strong global economic growth; increased consumer spending on leisure and entertainment; and new technologies. This emphasis paid off handsomely during the period.

The portfolio’s largest contributors to performance included two leisure-related companies: Hilton Hotels Corporation, which was bought out early in the quarter, and casino operator Las Vegas Sands Corp., which advanced rapidly after the successful launch of its newest facility in Macao, China. Other major contributors were companies leveraged to global economic growth and development (e.g., Jacobs Engineering Group Inc. (“Jacobs”) and Cameron International Corporation (“Cameron”)) and secularly growing businesses, including Intuitive Surgical, Inc. (“Intuitive Surgical”). Cameron, which manufactures pressure-control systems used in deep-sea drilling, benefited from strong energy prices. Jacobs, a designer and manager of large-scale engineering projects, continued to win new contracts worldwide. Shares of top contributor Intuitive Surgical, which develops systems for robotically assisted, minimally invasive surgery, rose rapidly after the company announced a double-digit rise in quarterly earnings.

During the period, we exited certain consumer and financial stocks that detracted from results and, in our view, had reached the end of their near-term growth trajectories. Among them were SanDisk Corporation (portable digital memory devices), P.F. Chang’s China Bistro, Inc. (restaurants) and Global Payments Inc. (worldwide electronic transaction processing and payment services). Conversely, we maintained the portfolio’s exposure to another detractor, Whole Foods Market, Inc. We believe this high-end grocer has tremendous opportunities to increase its market penetration and are watching to see how effectively management can execute the expansion.

Edward S. Han

John J. Huber, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

38

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	36.20%	18.84%	1.72%	3/1/00
Class A (POP)	28.67%	17.50%	0.98%	3/1/00
Russell Midcap Growth(1)	19.72%	19.21%	0.06%	3/1/00

Class B (NAV)	35.35%	17.93%	0.91	3/1/00
Class B (POP)	30.35%	17.83%	0.91	3/1/00

Class C (NAV)	35.26%	—%	18.49	11/11/02
Class C (POP)	34.26%	—%	18.49	11/11/02

Class I (NAV)	37.49%	—%	20.88	11/15/05

NOTES

(1) The Russell Midcap Growth (Russell Midcap Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

39

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,289.59	1.70%	$9.78
Hypothetical (b)	1,000.00	1,016.59	1.70	8.62

Class B
Actual	1,000.00	1,283.83	2.38	13.66
Hypothetical (b)	1,000.00	1,013.17	2.38	12.04

Class C
Actual	1,000.00	1,284.69	2.29	13.15
Hypothetical (b)	1,000.00	1,013.62	2.29	11.59

Class I
Actual	1,000.00	1,294.97	0.87	5.02
Hypothetical (b)	1,000.00	1,020.76	0.87	4.42

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days)

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

40

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.5%)
Aerospace & Defense (0.9%)
Rockwell Collins, Inc.	45,500	$3,404
Air Freight & Logistics (3.3%)
Expeditors International Washington, Inc. ^	237,700	12,040
Auto Components (3.8%)
BorgWarner, Inc.	127,600	13,489
Capital Markets (6.1%)
Ameriprise Financial, Inc.	150,015	9,448
T. Rowe Price Group, Inc.	193,195	12,411
Commercial Banks (0.9%)
Signature Bank ‡	97,000	3,313
Commercial Services & Supplies (0.6%)
Costar Group, Inc. ‡	35,000	2,012
Communications Equipment (2.0%)
Foundry Networks, Inc. ‡	253,200	5,353
Riverbed Technology, Inc. ‡	57,000	1,926
Construction & Engineering (3.6%)
Jacobs Engineering Group, Inc. ‡	148,800	12,968
Diversified Consumer Services (3.6%)
Strayer Education, Inc. ^	69,200	12,903
Diversified Financial Services (5.0%)
CME Group, Inc. Class A	14,000	9,327
Nymex Holdings, Inc. ^	66,360	8,529
Diversified Telecommunication Services (2.3%)
NeuStar, Inc. Class A ‡ ^	246,800	8,441
Electrical Equipment (1.1%)
Sunpower Corp. Class A ‡ ^	31,500	3,983
Electronic Equipment & Instruments (3.5%)
Trimble Navigation, Ltd. ‡	298,500	12,447
Energy Equipment & Services (4.9%)
Cameron International Corp. ‡	123,464	12,021
Core Laboratories NV ‡	38,100	5,560
Food & Staples Retailing (2.3%)
Whole Foods Market, Inc. ^	168,245	8,335
Health Care Equipment & Supplies (8.2%)
Arthrocare Corp. ‡ ^	104,700	6,789
Hologic, Inc. ‡	13,000	883
Idexx Laboratories, Inc. ‡	22,300	2,716
Intuitive Surgical, Inc. ‡	47,500	15,526
Varian Medical Systems, Inc. ‡	72,000	3,511
Health Care Technology (2.7%)
Cerner Corp. ‡ ^	165,600	$9,863
Hotels, Restaurants & Leisure (4.3%)
International Game Technology	182,000	7,937
Las Vegas Sands Corp. ‡	57,400	7,618
Household Durables (3.2%)
Guess?, Inc. ^	169,865	8,729
Harman International Industries, Inc.	32,000	2,695
Internet Software & Services (1.4%)
Valueclick, Inc. ‡ ^	190,850	5,189
IT Services (3.7%)
Verifone Holdings, Inc. ‡ ^	269,300	13,311
Life Sciences Tools & Services (5.0%)
Covance, Inc. ‡	154,710	12,764
Techne Corp. ‡	77,566	5,060
Machinery (6.4%)
Joy Global, Inc.	156,400	9,081
Kennametal, Inc.	151,485	13,817
Media (3.1%)
Lamar Advertising Co. Class A ^	211,100	11,285
Multiline Retail (2.6%)
Saks, Inc.	438,300	9,274
Oil, Gas & Consumable Fuels (1.0%)
Range Resources Corp.	78,000	3,505
Real Estate Investment Trusts (0.4%)
Kilroy Realty Corp. (1)	19,500	1,268
Semiconductors & Semiconductor Equipment (3.3%)
NVIDIA Corp. ‡	93,000	3,290
Sirf Technology Holdings, Inc. ‡ ^	285,600	8,514
Software (5.6%)
Activision, Inc. ‡	244,075	5,772
Intuit, Inc. ‡	97,100	3,124
Macrovision Corp. ‡	393,500	9,444
Salesforce.Com, Inc. ‡^	31,200	1,759
Vmware, Inc. Class A ‡^	1,395	174
Trading Companies & Distributors (2.7%)
WW Grainger, Inc.	108,300	9,738
Total Common Stocks (cost $268,038)		350,546
Total Security Lending Collateral (cost $76,488) ±		76,488
Total Investment Securities (cost $344,526) #		$427,033

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $74,436.
±

Cash collateral for the Repurchase Agreements, valued at $13,959, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $344,500. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $84,960 and $2,427, respectively. Net unrealized appreciation for tax purposes is $82,533.

(1)	Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

41

TA IDEX Transamerica High-Yield Bond

MARKET ENVIRONMENT

Main Street has barely noticed that Wall Street is struggling. The recent financial shock caused by the sub-prime mortgage shock seems far in the distance to the average investor on Main Street. While the consumer did show signs of slowing over the past fiscal year, the economy, which has been led by the consumer, has remained quite resilient. So much so that growth has accelerated year-over-year during the past two quarters despite the worst housing slump in years. Wall Street’s retrenchment seems to indicate a significant slowdown on the horizon while Main Street so far has continued to shrug off a poor housing environment and rising energy prices.

The Federal Reserve Board (“Fed”) continues to be concerned that higher energy prices may flow through to final consumer prices and eventually raise investor’s inflation expectations. The Fed now has a balanced view of the risks – that the risk of slowing growth is matched against future inflation risks. The risks of a significant slowdown, and/or higher inflationary expectations pose the most challenging risks to the portfolio over the next fiscal year.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica High-Yield Bond, Class A returned 5.90%. By comparison its benchmark, the Merrill Lynch High Yield Cash Pay Index (“Merrill Lynch High Yield”), returned 6.76%. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.15%, 1.83%, 1.83%, and 0.65%, respectively.

STRATEGY REVIEW

A portion of the portfolio’s underperformance for the fiscal year versus the Merrill Lynch High Yield was attributable to the portfolio’s underweight in CCC securities, which is limited to 10%. This structural limitation had a negative influence on the securities performance for the period as the Merrill Lynch High Yield CCC sector index out-performed the Merrill Lynch High Yield BB-B sector index by 156bp (8.16% vs. 6.60%) during the one year period ended October 31, 2007.

Positive industry contributors during the period for the Merrill Lynch High Yield were non-electric utilities, auto parts and equipment, and metals/mining. Negative contributors included building and construction, integrated energy and beverage.

On a relative basis our underweight in automotive and wireless, along with our overweight in gaming hurt our performance versus the benchmark. Positive sector contributors included our underweight to the consumer cyclical space, specifically building and construction. Individual names that contributed positively to performance included our underweight in General Motors Acceptance Corporation (“GMAC”) while our underweight in General Motors Corporation and Ford Motor Company were negative contributors to performance. Other positive contributors included Smurfit-Stone Container Corporation, The DirectTV Group, Inc. and Las Vegas Sands Corp.

Our strategy of an up-in-quality bias, with select investments in lower-tier credits, provided a solid return for the portfolio, but short of the down-in-quality bias of the index. Over the past twelve months we have continued to see aggressive issuance patterns with the proportion of lower quality paper (CCC+ and below) increasing significantly. We believe we will continue to see these trends continue and believe that the broader high yield market will be composed of 25-30% of lower quality paper before the credit cycle turns. We continue to believe that our discipline of not chasing yield, particularly with the increased financial markets volatility and economic uncertainty, will reward shareholders for the upcoming fiscal period.

The high yield market remained resilient during the first six months of the year as market participants continued to have a strong bid for risk on the back of strong economic growth. In general, the theme for many high yield participants continued to be the down-in-quality trade. Given the backdrop of low credit volatility and tight spreads, investors felt comfortable stretching for additional yield in riskier situations during the first half of the year. Subsequently we have seen increased volatility in the broader marketplace, particularly in the structured asset classes as the sub-prime debacle and massive amount of leverage in the system has started to unwind.

With the portfolio now a total high yield portfolio, credit is the predominate risk to the portfolio. We believe a long sustained underperformance by the economy would be detrimental to the cash flows and balance sheets of below investment grade securities, which is mitigated somewhat by our very low weighting in CCC securities and generally a higher proportion of better quality credits within the portfolio versus our peers.

David R. Halfpap, CFA

Bradley J. Beman, CFA, CPA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

42

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

				From	Inception
	1 Year	5 Years	10 Years	Inception	Date
Class A (NAV)	5.90%	9.62%	5.42%	8.33%	6/14/85
Class A (POP)	0.85%	8.58%	4.90%	8.09%	6/14/85
MLHYCPD(1)	6.76%	12.59%	6.19%	9.49%	6/14/85

Class B (NAV)	5.19%	8.86%	4.86%	5.85%	10/1/95
Class B (POP)	0.22%	8.72%	4.86%	5.85%	10/1/95

Class C (NAV)	5.21%	—%	—%	8.46%	11/11/02
Class C (POP)	4.22%	—%	—%	8.46%	11/11/02

Class I (NAV)	6.39%	—%	—%	6.17%	11/8/04

NOTES

(1) The Merrill Lynch High Yield Cash Pay (MLHYCP) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

43

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$999.80	1.14%	$5.77
Hypothetical (b)	1,000.00	1,019.37	1.14	5.82

Class B
Actual	1,000.00	996.36	1.81	9.13
Hypothetical (b)	1,000.00	1,015.99	1.81	9.22

Class C
Actual	1,000.00	996.47	1.80	9.04
Hypothetical (b)	1,000.00	1,016.08	1.80	9.13

Class I
Actual	1,000.00	1,001.20	0.66	3.31
Hypothetical (b)	1,000.00	1,021.83	0.66	3.34

(a)

Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Bond Credit Quality (Moody’s Ratings)

At October 31, 2007

This chart shows the percentage breakdown by bond credit quality of the Fund’s total investment securities.

44

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES (96.0%)
Aerospace & Defense (2.6%)
Alliant Techsystems, Inc.
6.75%, due 04/01/2016	$3,290	$3,273
DRS Technologies, Inc.
6.88%, due 11/01/2013	3,000	3,000
L-3 Communications Corp.
6.13%, due 07/15/2013 – 01/15/2014	3,000	2,975
7.63%, due 06/15/2012	1,000	1,029
Automobiles (1.0%)
General Motors Corp.
7.20%, due 01/15/2011 ^	4,000	3,830
Beverages (1.7%)
Constellation Brands, Inc.
7.25%, due 09/01/2016	3,500	3,526
Cott Beverages USA, Inc.
8.00%, due 12/15/2011	3,300	3,193
Capital Markets (0.6%)
Nuveen Investments, Inc. - 144A
10.50%, due 11/15/2015	2,500	2,500
Chemicals (4.1%)
Basell AF Sca -144A
8.38%, due 08/15/2015 ^	3,975	3,558
Equistar Chemicals, LP/Equistar
10.13%, due 09/01/2008	589	608
10.63%, due 05/01/2011	1,143	1,194
Huntsman International LLC
7.38%, due 01/01/2015	2,000	2,115
Huntsman LLC
11.63%, due 10/15/2010	965	1,023
Ineos Group Holdings PLC -144A
8.50%, due 02/15/2016 ^	1,750	1,662
Lyondell Chemical Co.
10.50%, due 06/01/2013	1,000	1,078
Noranda Aluminium Acquisition Corp. -144A
9.36%, due 05/15/2015 *	1,800	1,661
Nova Chemicals Corp.
8.48%, due 11/15/2013 *	3,600	3,537
Commercial Services & Supplies (1.6%)
Allied Waste North America, Inc.
7.88%, due 04/15/2013	3,170	3,265
Quebecor World, Inc. - 144A
9.75%, due 01/15/2015	3,300	3,218
Computers & Peripherals (1.1%)
Seagate Technology HDD Holdings
6.38%, due 10/01/2011	2,300	2,283
6.80%, due 10/01/2016	2,125	2,088
Consumer Finance (3.3%)
Ford Motor Credit Co. LLC
9.88%, due 08/10/2011	6,000	5,991
GMAC LLC
6.75%, due 12/01/2014 ^	6,600	5,848
7.25%, due 03/02/2011	1,450	1,371
Containers & Packaging (3.3%)
Graphic Packaging International, Inc.
8.50%, due 08/15/2011	$3,500	$3,552
Jefferson Smurfit Corp. US
8.25%, due 10/01/2012	6,475	6,475
Owens Brockway Glass Container, Inc.
6.75%, due 12/01/2014	3,200	3,208
Diversified Consumer Services (0.6%)
Service Corp. International/US
6.75%, due 04/01/2016	2,500	2,419
Diversified Financial Services (1.3%)
Hawker Beechcraft Acquisition Co. LLC / Hawker Beechcraft Notes Co. - 144A
8.50%, due 04/01/2015 ^	2,135	2,172
9.75%, due 04/01/2017 ^	800	814
Petroplus Finance, Ltd. -144A
6.75%, due 05/01/2014	200	190
7.00%, due 05/01/2017	2,000	1,880
Diversified Telecommunication Services (5.1%)
Cincinnati Bell, Inc.
7.00%, due 02/15/2015	1,200	1,173
7.25%, due 07/15/2013	1,000	1,003
Citizens Communications Co.
6.63%, due 03/15/2015	2,200	2,161
7.13%, due 03/15/2019	2,500	2,462
Level 3 Financing, Inc.
9.25%, due 11/01/2014	3,500	3,299
Qwest Communications International,
7.50%, due 02/15/2014	2,800	2,835
Telcordia Technologies, Inc. - 144A
9.11%, due 07/15/2012 *	2,675	2,474
Windstream Corp.
8.63%, due 08/01/2016	4,425	4,735
Electric Utilities (2.4%)
Intergen NV -144A
9.00%, due 06/30/2017	5,900	6,239
Texas Competitive Electric Holdings Co. LLC -144A
10.25%, due 11/01/2015	3,150	3,166
Electronic Equipment & Instruments (2.7%)
Freescale Semiconductor
10.13%, due 12/15/2016 ^	5,150	4,667
Nxp BV / Nxp Funding LLC
8.11%, due 10/15/2013 *	6,350	6,017
Food & Staples Retailing (1.3%)
Supervalu, Inc.
7.50%, due 11/15/2014	5,000	5,138
Food Products (2.6%)
Del Monte Corp.
6.75%, due 02/15/2015	250	243
8.63%, due 12/15/2012	3,000	3,060
Dole Food Co., Inc.
7.25%, due 06/15/2010	3,500	3,325
Smithfield Foods, Inc.
7.75%, due 07/01/2017	$3,500	$3,605

The notes to the financial statements are an integral part of this report.

45

	Principal	Value
Health Care Equipment & Supplies (1.4%)
Bausch & Lomb, Inc. - 144A
9.88%, due 11/01/2015	$2,270	$2,338
Universal Hospital Services, Inc. - 144A
8.50%, due 06/01/2015	1,500	1,526
8.76%, due 06/01/2015 *	1,500	1,504
Health Care Providers & Services (5.0%)
Community Health Systems, Inc. - 144A
8.88%, due 07/15/2015 ^	5,600	5,670
HCA, Inc./de
9.25%, due 11/15/2016	8,000	8,420
Healthsouth Corp.
10.75%, due 06/15/2016	3,600	3,798
Omnicare, Inc.
6.13%, due 06/01/2013	1,550	1,457
6.88%, due 12/15/2015	600	576
Hotels, Restaurants & Leisure (6.7%)
Caesars Entertainment, Inc.
7.88%, due 03/15/2010	2,000	2,070
Las Vegas Sands Corp.
6.38%, due 02/15/2015	4,750	4,613
MGM Mirage
5.88%, due 02/27/2014	2,500	2,319
6.75%, due 04/01/2013	4,100	3,998
Restaurant Co. (The)
10.00%, due 10/01/2013 ^	2,500	2,106
Seminole Hard Rock Entertainment,
Inc./Seminole Hard Rock International LLC - 144A
8.19%, due 03/15/2014 *	4,380	4,281
Speedway Motorsports, Inc.
6.75%, due 06/01/2013	425	420
Station Casinos, Inc.
6.00%, due 04/01/2012	1,000	928
6.50%, due 02/01/2014	2,000	1,670
Turning Stone Resort Casino Enterprise - 144A
9.13%, due 09/15/2014	2,400	2,484
Wynn Las Vegas Capital Corp.
6.63%, due 12/01/2014	2,000	1,965
Household Durables (0.6%)
Jarden Corp.
7.50%, due 05/01/2017	2,660	2,527
Independent Power Producers & Energy Traders (3.7%)
AES Corp. (The) -144A
8.00%, due 10/15/2017	800	807
8.75%, due 05/15/2013	5,000	5,288
Edison Mission Energy
7.50%, due 06/15/2013	2,710	2,747
NRG Energy, Inc.
7.25%, due 02/01/2014	3,750	3,750
NRG Energy, Inc.
7.38%, due 01/15/2017	2,000	1,990
IT Services (4.5%)
Aramark Corp.
8.50%, due 02/01/2015	$5,100	$5,164
Ceridian Corp. -144A
11.25%, due 11/15/2015	1,600	1,584
12.25%, due 11/15/2015 (1)	1,200	1,188
First Data Corp. -144A
9.88%, due 09/24/2015	2,800	2,681
SunGard Data Systems, Inc.
9.13%, due 08/15/2013	4,000	4,080
10.25%, due 08/15/2015	1,275	1,329
Unisys Corp.
8.00%, due 10/15/2012	2,000	1,880
Media (15.8%)
Cablevision Systems Corp.
8.00%, due 04/15/2012	1,000	977
Charter Communications Operating LLC -144A
8.38%, due 04/30/2014	8,500	8,500
Clear Channel Communications, Inc.
5.50%, due 09/15/2014 – 12/15/2016	2,100	1,659
CSC Holdings, Inc.
7.63%, due 04/01/2011 – 07/15/2018 ^	4,200	4,039
DEX Media East LLC
9.88%, due 11/15/2009	1,000	1,026
DEX Media West LLC/DEX Media
8.50%, due 08/15/2010	2,000	2,053
DEX Media, Inc.
8.00%, due 11/15/2013	2,500	2,506
DIRECTV Financing Co.
8.38%, due 03/15/2013	3,450	3,605
Echostar DBS Corp.
6.38%, due 10/01/2011	4,190	4,242
Idearc, Inc.
8.00%, due 11/15/2016	7,125	7,143
Intelsat Bermuda, Ltd.
9.25%, due 06/15/2016	2,500	2,594
Intelsat Corp.
9.00%, due 08/15/2014 – 06/15/2016	2,800	2,860
Intelsat Subsidiary Holding Co., Ltd.
8.63%, due 01/15/2015	3,500	3,553
Knight-Ridder, Inc.
5.75%, due 09/01/2017	2,000	1,613
Lamar Media Corp. -144A
6.63%, due 08/15/2015	1,200	1,149
Medianews Group, Inc.
6.88%, due 10/01/2013	4,000	3,040
Quebecor Media, Inc.
7.75%, due 03/15/2016	4,750	4,596
RH Donnelley Corp. -144A
8.88%, due 01/15/2016 – 10/15/2017	5,675	5,675
Univision Communications, Inc. - 144A
7.85%, due 07/15/2011	500	504
Videotron LTEE
6.88%, due 01/15/2014	1,500	1,496

The notes to the financial statements are an integral part of this report.

46

	Principal	Value
Metals & Mining (1.5%)
Freeport-McMoRan Copper & Gold, Inc.
8.25%, due 04/01/2015	$2,635	$2,846
Steel Dynamics, Inc. - 144A
7.38%, due 11/01/2012	3,200	3,200
Multiline Retail (0.9%)
BON-TON Stores, Inc. (The)
10.25%, due 03/15/2014 ^	4,125	3,609
Oil, Gas & Consumable Fuels (12.1%)
Chesapeake Energy Corp.
6.88%, due 01/15/2016	1,000	995
7.00%, due 08/15/2014	3,000	3,015
7.50%, due 09/15/2013	1,000	1,028
Cimarex Energy Co.
7.13%, due 05/01/2017	3,700	3,695
Dynegy Holdings, Inc. - 144A
7.50%, due 06/01/2015	1,000	955
7.75%, due 06/01/2019	3,800	3,567
Forest Oil Corp.
7.75%, due 05/01/2014	275	278
Kinder Morgan Finance Co. Ulc
5.70%, due 01/05/2016	6,600	6,008
Mariner Energy, Inc.
8.00%, due 05/15/2017	2,425	2,395
Newfield Exploration Co.
6.63%, due 09/01/2014	2,500	2,456
Opti Canada, Inc. - 144A
7.88%, due 12/15/2014	2,500	2,481
8.25%, due 12/15/2014	500	501
Peabody Energy Corp.
7.38%, due 11/01/2016	4,000	4,160
Pioneer Natural Resources Co.
6.65%, due 03/15/2017	3,750	3,533
Plains Exploration & Production Co.
7.00%, due 03/15/2017	2,175	2,066
7.75%, due 06/15/2015	3,000	2,985
Verasun Energy Corp. -144A
9.38%, due 06/01/2017 ^	3,325	2,735
9.88%, due 12/15/2012	2,540	2,518
Whiting Petroleum Corp.
7.00%, due 02/01/2014	3,000	2,951
Paper & Forest Products (3.5%)
Boise Cascade LLC
7.13%, due 10/15/2014	1,500	1,477
Domtar, Inc.
7.88%, due 10/15/2011	4,900	5,035
Georgia-Pacific Corp. -144A
7.00%, due 01/15/2015	7,500	7,350
Personal Products (0.6%)
del Laboratories, Inc.
10.36%, due 11/01/2011 *	2,485	2,535
Real Estate Investment Trusts (0.5%)
Host Marriott, LP
7.13%, due 11/01/2013	2,000	2,030
Real Estate Management & Development (1.0%)
Realogy Corp. -144A
10.50%, due 04/15/2014 ^	4,930	4,098
Road & Rail (0.8%)
Hertz Corp.
8.88%, due 01/01/2014	$3,000	$3,090
Semiconductors & Semiconductor Equipment (0.7%)
Stats ChipPAC, Ltd.
6.75%, due 11/15/2011	2,750	2,750
Specialty Retail (0.5%)
Blockbuster, Inc.
9.00%, due 09/01/2012 ^	2,400	2,160
Textiles, Apparel & Luxury Goods (0.9%)
Levi Strauss & Co.
9.75%, due 01/15/2015	3,500	3,653
Total Corporate Debt Securities (cost $386,438)		382,281

COMMON STOCKS (0.0%)
Media (0.0%)
Golden Books Family Entertainment, Inc. ‡	63,750	—	☐

Total Common Stocks (cost $169)		—	☐

Total Security Lending Collateral (cost $30,525) ±		30,525
Total Investment Securities (cost $417,132) #		$412,806

The notes to the financial statements are an integral part of this report.

47

NOTES TO SCHEDULE OF INVESTMENTS

☐	Value is less than $1.
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $29,711.
*	Floating or variable rate note. Rate is listed as of October 31, 2007.
±

Cash collateral for the Repurchase Agreements, valued at $5,571, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
(1)	Payment in Kind
#

Aggregate cost for federal income tax purposes is $417,132. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $3,727 and $8,053, respectively. Net unrealized depreciation for tax purposes is $4,326.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $95,346 or 23.96% of net assets of the Fund

The notes to the financial statements are an integral part of this report.

48

TA IDEX Transamerica Money Market

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,022.97	0.83%	$4.22
Hypothetical (b)	1,000.00	1,020.96	0.83	4.22

Class B
Actual	1,000.00	1,019.54	1.48	7.52
Hypothetical (b)	1,000.00	1,017.69	1.48	7.51

Class C
Actual	1,000.00	1,019.56	1.48	7.52
Hypothetical (b)	1,000.00	1,017.69	1.48	7.52

Class I
Actual	1,000.00	1,024.72	0.48	2.45
Hypothetical (b)	1,000.00	1,022.72	0.48	2.45

(a) Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Maturity Distribution

At October 31, 2007

This chart shows the percentage breakdown by maturity distribution of the Fund’s total investment securities.

49

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
COMMERCIAL PAPER (97.8%)
Beverages (4.0%)
Coca-Cola Co. (The)
5.25%, due 11/30/2007 – 12/14/2007	$6,950	$6,912
Commercial Banks (22.5%)
Canadian Imperial Holdings, Inc.
4.65%, due 01/02/2008	1,800	1,786
5.49%, due 11/14/2007	4,800	4,790
HBOS Treasury Services PLC
5.07%, due 11/02/2007 – 11/16/2007	3,970	3,962
5.25%, due 11/01/2007	1,087	1,087
Royal Bank of Scotland PLC (The)
5.36%, due 11/26/2007	4,450	4,433
5.56%, due 12/07/2007	4,300	4,276
Toronto Domin Holding -144A
4.73%, due 11/30/2007	1,800	1,793
4.78%, due 11/28/2007 – 11/29/2007	5,500	5,480
4.87%, due 11/06/2007	1,250	1,249
UBS Finance Delaware LLC
4.86%, due 01/22/2008	700	692
5.01%, due 01/28/2008	1,000	988
5.40% to 5.40%, due 01/14/2008 – 01/17/2008	3,900	3,857
5.61%, due 11/05/2007	2,500	2,498
Wells Fargo & Co.
4.79%, due 11/07/2007	2,200	2,198
Consumer Finance (16.1%)
American Express Credit Corp.
5.27%, due 11/21/2007	2,400	2,393
5.29%, due 11/08/2007 – 11/09/2007	6,300	6,293
American Honda Finance Corp.
5.25%, due 11/07/2007	2,050	2,048
PACCAR Financial Corp.
5.25%, due 11/16/2007	2,600	2,594
5.26%, due 11/13/2007 – 11/15/2007	4,800	4,791
5.35%, due 11/19/2007	1,100	1,097
Toyota Motor Credit Corp.
4.83%, due 12/17/2007	1,600	1,590
5.26%, due 11/14/2007	1,500	1,497
5.28%, due 12/20/2007	5,600	5,560
Diversified Financial Services (38.4%)
Corporate Asset Funding Co., Inc. - 144A
5.03%, due 12/21/2007	2,550	2,532
5.05%, due 01/29/2008	5,150	5,086
5.07%, due 11/27/2007	1,100	1,096
General Electric Capital Corp.
4.25%, due 01/15/2008	3,000	2,994
International Lease Finance Corp.
4.73%, due 02/05/2008	1,300	1,284
4.78%, due 11/15/2007	2,200	2,196
4.79%, due 11/09/2007 – 11/19/2007	3,450	3,444
5.25%, due 11/13/2007	1,675	1,672
Merrill Lynch & Co., Inc.
4.79%, due 12/04/2007	$2,600	$2,589
4.80%, due 11/01/2007 – 11/20/2007	2,950	2,945
5.27%, due 12/06/2007	3,000	2,985
Met-Life Funding, Inc.
4.70%, due 12/07/2007	1,050	1,045
4.77%, due 11/14/2007	2,600	2,596
Old Line Funding Corp. -144A
5.10%, due 12/12/2007	2,000	1,988
Rabobank USA FINL Corp.
4.70%, due 11/07/2007	1,200	1,199
4.83%, due 11/01/2007	1,000	1,000
4.86%, due 01/04/2008	3,550	3,519
4.90%, due 11/13/2007	2,900	2,895
Ranger Funding Co. LLC -144A
5.10%, due 12/13/2007	1,650	1,640
5.12%, due 01/11/2008	1,400	1,386
5.15%, due 12/14/2007	2,525	2,509
5.50%, due 12/07/2007	3,114	3,097
State Street Boston Corp.
4.82%, due 11/28/2007	500	498
4.96%, due 01/16/2008	2,300	2,276
4.97%, due 01/14/2008	1,600	1,584
5.01%, due 11/15/2007	2,000	1,996
Unilever Capital Corp. -144A
5.25%, due 11/29/2007 – 12/07/2007	8,600	8,560
Food & Staples Retailing (1.3%)
Wal-Mart Stores, Inc. - 144A
4.74%, due 12/18/2007	2,300	2,286
Industrial Conglomerates (2.1%)
General Electric Co.
4.85%, due 12/26/2007	3,600	3,573
Insurance (0.8%)
Prudential Funding LLC
4.80%, due 12/03/2007	1,450	1,444
Metals & Mining (4.9%)
BHP Bill Finance USA, Ltd. -144A
4.68%, due 12/04/2007	2,100	2,091
4.73%, due 11/02/2007	1,500	1,500
4.88%, due 11/08/2007	1,650	1,648
4.90%, due 11/06/2007	3,250	3,248
Multiline Retail (3.5%)
Walgreen Co. - 144A
4.55%, due 11/15/2007	5,100	5,091
4.60%, due 11/20/2007	900	898
Oil, Gas & Consumable Fuels (4.2%)
Total Capital SA -144A
4.77%, due 12/21/2007	575	571
4.80%, due 11/23/2007	2,400	2,393
4.81%, due 12/31/2007	900	893
5.25%, due 11/15/2007	3,400	3,393
Total Commercial Paper (cost $169,506)		169,506

The notes to the financial statements are an integral part of this report.

50

	Principal	Value
CERTIFICATE OF DEPOSIT (2.5%)
Commercial Banks (2.5%)
Canadian Imperial Bank of Commerce
5.31%, due 11/01/2007	$1,900	$1,900
HBOS Treasury Services NY
5.12%, due 01/08/2008	1,050	1,050
Wells Fargo Bank NA
4.75%, due 11/20/2007	1,400	1,400
Total Certificate of Deposit (cost $4,350)		4,350
Total Investment Securities (cost $173,856) #		$173,856

NOTES TO SCHEDULE OF INVESTMENTS

#	Aggregate cost for federal income tax purposes is $173,856.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $34,275 or 19.77% of net assets of the Fund

The notes to the financial statements are an integral part of this report.

51

TA IDEX Transamerica Science & Technology

MARKET ENVIRONMENT

U.S. equities overcame big challenges in the twelve months ended October 31, 2007, to generate positive returns. The market struggled against the implications of weakness in the U.S. housing market. Because losses in home equity influence the major engine of economic growth, consumer spending, the downturn raised concerns that the economy and corporate profits would deteriorate as well. Added to this were fears that escalating energy prices, rising defaults for low-quality (sub-prime) mortgages and a liquidity crisis in the debt markets would push interest rates higher, further undermining the prospects for housing.

These problems notwithstanding, economic growth and corporate earnings remained healthy, buoyed by a robust global economy and strong demand for U.S. exports. Other positives included growth in U.S. manufacturing, higher personal incomes, brisk spending on commercial construction and late-period interest-rate cuts by the Federal Reserve Board (“Fed”). Against this backdrop, worldwide demand for new technologies continued to expand, and information technology stocks fared better than the market in general. The Dow Jones U.S. Technology Index (“DJ Technology”) achieved a twelve-month total return of 27.15%, versus 14.56% for the Standard and Poor’s 500 Composite Stock Index.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica Science & Technology, Class A returned 45.01%. By comparison its primary and former benchmarks, the DJ Technology and the NASDAQ 100 Index, returned 27.15% and 29.23%, respectively. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.55%, 2.19%, 2.15%, and 0.92%, respectively.

STRATEGY REVIEW

We seek well-run businesses that are positioned to benefit from at least one of several long-term secular trends. Among these are the digitization of media for mass consumer adoption; development and delivery of alternative energy; the unique application of technology to gain a competitive edge; or the development of biotechnology products and treatments that improve the quality and efficacy of health care. Reflecting these parameters, the portfolio was diversified across eight market sectors ranging from consumer discretionary to telecommunications services, with the largest weighting in information technology.

The portfolio’s outperformance can be attributed primarily to four stocks: Research in Motion Limited (“RIMM”), Apple Inc. (“Apple”), Intuitive Surgical, Inc. (“Intuitive Surgical”) and SunPower Corporation (“SunPower”). RIMM posted a triple-digit gain due to the continued successful expansion of its product line for businesses and the introduction of new products for consumers. Apple’s gains reflected continued dominance in the personal music player (i.e., iPod) business, the introduction of the iPhone (an all-in-one iPod, wireless e-mail device and camera phone) and a “halo effect” from the iPod and iPhone that boosted sales of the company’s personal computers. Shares of Intuitive Surgical, which develops systems for robotically assisted, minimally invasive surgery, rose rapidly after the company announced a double-digit rise in quarterly earnings. SunPower, a vertically integrated provider of solar energy panels, chalked up strong gains after the acquisition of a leading nationwide solar-panel installation company allowed it to dramatically increase distribution, sales and earnings.

Among the handful of stocks in the portfolio with negative returns for the period, the biggest detractor was Shuffle Master, Inc., a maker of automatic shufflers and other gaming-industry products.

Kirk J. Kim

Joshua D. Shaskan, CFA

Gary U. Rollé, CFA

Jeffrey J. Hoo, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

52

TA IDEX Transamerica Science & Technology

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	45.01%	17.73%	(7.21)%	7/14/00
Class A (POP)	36.96%	16.40%	(7.93)%	7/14/00
DJ U.S. Technology (1)	27.15%	16.93%	(8.24)%	7/14/00
NASDAQ 100 (1)	29.23%	17.74%	(7.50)%	7/14/00

Class B (NAV)	44.39%	16.99%	(7.91)%	7/14/00
Class B (POP)	39.39%	16.88%	(7.91)%	7/14/00

Class C (NAV)	44.50%	—%	17.52%	11/11/02
Class C (POP)	43.50%	—%	17.52%	11/11/02

Class I (NAV)	46.06%	—%	21.38%	11/15/05

NOTES

(1) The Dow Jones U.S. Technology (DJ Technology) Index and the NASDAQ 100 (NASDAQ) Index are managed indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for ClassC shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the Fund may not be appropriate for everyone. The Fund is non-diversified. Investments in a “non-diversified” fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events, and may be subject to greater loss than investments in a diversified fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. Effective October 27, 2006, the portfolio changed its name from TA IDEX Great Companies-TechnologySM to TA IDEX Transamerica Science & Technology and changed its sub-adviser from Great Companies, L.L.C. to Transamerica Investment Management, LLC.

53

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,353.22	1.53%	$9.07
Hypothetical (b)	1,000.00	1,017.42	1.53	7.78

Class B
Actual	1,000.00	1,350.00	2.18	12.91
Hypothetical (b)	1,000.00	1,014.15	2.18	11.07

Class C
Actual	1,000.00	1,350.88	2.18	12.92
Hypothetical (b)	1,000.00	1,014.15	2.18	11.07

Class I
Actual	1,000.00	1,356.98	0.93	5.53
Hypothetical (b)	1,000.00	1,020.45	0.93	4.74

(a) Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Industry

At October 31, 2007

This chart shows the percentage breakdown by industry of the Fund’s total investment securities.

54

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.9%)
Biotechnology (2.5%)
Gilead Sciences, Inc. ‡	54,000	$2,494
Communications Equipment (15.9%)
F5 Networks, Inc. ‡	60,000	2,162
Foundry Networks, Inc. ‡	67,825	1,434
Polycom, Inc. ‡^	64,500	1,805
Qualcomm, Inc.	40,870	1,746
Research In Motion, Ltd. ‡	55,600	6,923
Riverbed Technology, Inc. ‡	52,130	1,761
Computers & Peripherals (12.9%)
Apple, Inc. ‡	33,750	6,411
EMC Corp. ‡	167,200	4,245
Logitech International SA ‡	64,000	2,260
Diversified Financial Services (2.8%)
CME Group, Inc. Class A	4,250	2,832
Diversified Telecommunication Services (1.5%)
AT&T, Inc.	36,850	1,540
Electrical Equipment (6.8%)
Fuelcell Energy, Inc. ‡^	148,000	1,489
Sunpower Corp. Class A ‡^	41,900	5,299
Electronic Equipment & Instruments (2.2%)
Trimble Navigation, Ltd. ‡	53,000	2,210
Health Care Equipment & Supplies (9.3%)
Intuitive Surgical, Inc. ‡	18,850	6,161
NuVasive, Inc. ‡^	73,000	3,124
Health Care Technology (1.5%)
Cerner Corp. ‡^	24,500	1,459
Hotels, Restaurants & Leisure (1.5%)
International Game Technology	34,000	1,483
Household Durables (1.8%)
Harman International Industries, Inc.	21,400	1,802
Internet & Catalog Retail (1.8%)
Shutterfly, Inc. ‡^	52,500	$1,752
Internet Software & Services (12.6%)
Akamai Technologies, Inc. ‡^	42,200	1,654
Equinix, Inc. ‡^	34,100	3,978
Google, Inc. Class A ‡	7,120	5,034
Valueclick, Inc. ‡	68,200	1,854
Semiconductors & Semiconductor Equipment (4.3%)
NVIDIA Corp. ‡	56,000	1,981
Sirf Technology Holdings, Inc. ‡^	78,300	2,334
Software (16.4%)
Activision, Inc. ‡	91,000	2,152
Adobe Systems, Inc. ‡	39,500	1,892
Informatica Corp. ‡	114,490	1,955
Macrovision Corp. ‡	84,650	2,032
Nintendo Co., Ltd.	1,700	1,060
Nuance Communications, Inc. ‡^	68,500	1,515
Salesforce.Com, Inc. ‡^	51,800	2,920
Synchronoss Technologies, Inc. ‡^	53,500	2,140
Veraz Networks, Inc. ‡	86,000	690
Wireless Telecommunication Services (6.1%)
American Tower Corp. Class A ‡	36,000	1,590
Metropcs Communications, Inc. ‡^	127,450	$2,868
NII Holdings, Inc. ‡	27,600	1,601
Total Common Stocks (cost $66,660)		99,642
Total Security Lending Collateral (cost $22,564) ±		22,564
Total Investment Securities (cost $89,225) #		$122,206

NOTES TO SCHEDULE OF INVESTMENTS
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $21,900.
±

Cash collateral for the Repurchase Agreements, valued at $4,118, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $89,224. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $34,410 and $1,428, respectively. Net unrealized appreciation for tax purposes is $32,982.

The notes to the financial statements are an integral part of this report.

55

TA IDEX Transamerica Small/Mid Cap Value

MARKET ENVIRONMENT

After dominating the market since 2002, value stocks ceded leadership to growth stocks during the twelve months ended October 31, 2007. A key reason was the U.S. economic cycle, which showed intermittent signs of slowing. That in turn was due largely to weakness in the housing market, intensified by a crisis in the mortgage and credit industries.

Against this backdrop, investors reasoned that companies with stronger growth in earnings per shares (growth stocks) would hold up better than companies with less earnings momentum (value stocks). Investor sentiment shifted strongly toward market sectors that are traditionally safe havens in a slow-growth environment (consumer staples) and sectors where secular growth trends will likely insulate companies from a tepid economy. At the same time, the market turned away from sectors that were greatly affected by the housing market slump, most notably consumer discretionary and financial services stocks.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica Small/Mid Cap Value, Class A returned 36.99%. By comparison its benchmark, the Russell 2500 Value Index, returned 4.63%. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class I were 1.41%, 2.07%, 2.04%, and 0.85%, respectively.

STRATEGY REVIEW

Throughout the period, we believed that an economic slowdown was merely a matter of time; the underlying housing-related issues – overbuilding and excessive lending to poorly qualified buyers – are sizable and will take time to resolve. Furthermore, we believed the Federal Reserve Board’s (“Fed”) ability to help the situation, by reducing interest rates, was limited by the larger, global environment. Rapid economic expansion in nations like China and India spurred enormous demand and higher prices for finished goods, services and, most importantly, raw materials. The inflationary pressures made it difficult for the Fed to reduce rates; it did so only when the housing- and credit-related issues reached crisis level.

In keeping with our concerns about the economy and inflation, we overweighted businesses in industries that stood to benefit from rising demand for commodities (e.g., energy, materials/processing, producer durables and shipping), while underweighting companies dependent on U.S. interest rates (mostly financials) and being selective about consumer stocks. The portfolio’s strongly positive results were due largely to our emphasis on shipping and materials/processing stocks and our careful approach to the consumer sector.

The top contributors included DryShips Inc. and Genco Shipping & Trading Limited, both transporters of dry bulk items. Because global demand for raw materials is growing faster than the worldwide supply of tankers, charter prices set new highs this year, boosting profits for shippers. Other major contributors were Aegean Marine Petroleum Network Inc. (“Aegean”), McDermott International, Inc. (“McDermott”), and FTI Consulting, Inc. (“FTI”). Aegean provides fueling services to commercial vessels (e.g., oil tankers, cruise ships and ferries). McDermott provides engineering and construction services to oil and gas production companies, nuclear power plants and coal-fired power generators. FTI advises on corporate governance, compliance and other strategic management issues. An acquisition in Europe allowed FTI to expand its reach and opportunities for cross-selling.

The gains for these and other stocks were partially offset by losses for two natural gas exploration and production companies, Edge Petroleum Corporation and Aurora Oil & Gas Corporation, and downturns for stocks vulnerable to the domestic economy and credit-market turmoil (e.g., bond insurer Ambac Financial Group, Inc.). We attribute the weak showing for the energy companies to poor management and are watching developments there closely.

Michelle E. Stevens, CFA

Portfolio Manager

Transamerica Investment Management, LLC

56

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	36.99%	26.41%	17.76%	4/2/01
Class A (POP)	29.49%	24.99%	16.76%	4/2/01
Russell 2500 Value (1)	4.63%	18.94%	13.56%	4/2/01

Class B (NAV)	36.09%	25.58%	16.96%	4/2/01
Class B (POP)	31.09%	25.50%	16.96%	4/2/01

Class C (NAV)	36.16%	—%	25.63%	11/11/02
Class C (POP)	35.16%	—%	25.63%	11/11/02

Class I (NAV)	37.78%	—%	25.49%	11/15/05

NOTES

(1) The Russell 2500 Value (Russell 2500 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

57

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,196.18	1.41%	$7.78
Hypothetical (b)	1,000.00	1,018.05	1.41	7.15

Class B
Actual	1,000.00	1,192.18	2.05	11.31
Hypothetical (b)	1,000.00	1,014.82	2.05	10.39

Class C
Actual	1,000.00	1,192.37	2.03	11.21
Hypothetical (b)	1,000.00	1,014.91	2.03	10.30

Class I
Actual	1,000.00	1,199.09	0.85	4.72
Hypothetical (b)	1,000.00	1,020.84	0.85	4.34

(a) Expenses are calculated using the fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities

58

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (90.7%)
Commercial Services & Supplies (7.5%)
FTI Consulting, Inc. ‡^	600,000	$32,580
Navigant Consulting, Inc. ‡^	560,000	7,381
Republic Services, Inc. Class A	375,000	12,821
Computers & Peripherals (0.7%)
Hypercom Corp. ‡	864,700	4,678
Diversified Telecommunication Services (1.8%)
Citizens Communications Co.	950,000	12,502
Electric Utilities (3.6%)
ALLETE, Inc. ^	226,666	9,903
CMS Energy Corp.	900,000	15,273
Electrical Equipment (4.5%)
Acuity Brands, Inc.	330,000	15,774
Genlyte Group, Inc. ‡	245,000	15,949
Electronic Equipment & Instruments (2.1%)
Cogent, Inc. ‡^	998,615	14,750
Energy Equipment & Services (6.6%)
Allis-Chalmers Energy, Inc. ‡^	255,000	4,480
Bronco Drilling Co., Inc. ‡^	275,825	3,751
Hercules Offshore, Inc. ‡^	412,927	11,166
Superior Energy Services, Inc. ‡	730,000	27,069
Food Products (1.2%)
Dean Foods Co. ^	295,000	8,192
Health Care Equipment & Supplies (1.7%)
Orthofix International NV ‡	221,000	11,912
Health Care Providers & Services (2.7%)
Chemed Corp.	335,000	19,202
Hotels, Restaurants & Leisure (0.9%)
O’Charley’s, Inc.	400,000	6,412
Household Durables (1.6%)
Jarden Corp. ‡	325,000	11,544
Industrial Conglomerates (8.0%)
McDermott International, Inc. ‡	915,000	55,870
Insurance (3.5%)
HCC Insurance Holdings, Inc.	437,500	13,077
PartnerRe, Ltd. ^	140,000	11,655
IT Services (2.0%)
Wright Express Corp. ‡	360,000	13,932
Marine (14.1%)
Aries Maritime Transport, Ltd.^	1,007,000	$9,536
DryShips, Inc. ^	314,700	37,091
Genco Shipping & Trading, Ltd. ^	579,700	41,675
Omega Navigation Enterprises, Inc. Class A	549,700	10,433
Metals & Mining (2.5%)
Claymont Steel Holdings, Inc. ‡	352,835	7,230
Goldcorp, Inc. ^	276,842	9,725
Western Copper Corp. ‡	238,100	403
Oil, Gas & Consumable Fuels (7.8%)
Aurora Oil & Gas Corp. ‡	2,100,345	2,982
Cabot Oil & Gas Corp.	177,000	7,025
Edge Petroleum Corp. ‡^	500,000	4,540
Helix Energy Solutions Group, Inc. ‡^	325,000	15,031
Newfield Exploration Co. ‡	240,000	12,922
StealthGas, Inc.	670,500	12,170
Real Estate Investment Trusts (9.9%)
Annaly Capital Management, Inc. (1)	1,170,000	19,995
Host Hotels & Resorts, Inc. ^ (1)	620,000	13,739
LTC Properties, Inc. (1)	100,000	2,534
Omega Healthcare Investors, Inc. (1)	875,000	14,639
Parkway Properties, Inc. ^ (1)	116,700	5,018
Sunstone Hotel Investors, Inc.	480,000	13,349
Software (2.0%)
Fair Isaac Corp. ^	370,000	14,030
Textiles, Apparel & Luxury Goods (2.1%)
Hanesbrands, Inc. ‡	481,300	14,940
Thrifts & Mortgage Finance (0.7%)
Partners Trust Financial Group, Inc.	400,000	4,968
Transportation Infrastructure (3.2%)
Aegean Marine Petroleum Network, Inc. (1) ^	550,190	22,541
Total Common Stocks (cost $407,690)		636,389

Total Security Lending Collateral (cost $145,058) ±		145,058
Total Investment Securities (cost $552,748) #		$781,447

NOTES TO SCHEDULE OF INVESTMENTS
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $140,222
±

Cash collateral for the Repurchase Agreements, valued at $26,474, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing.
#

Aggregate cost for federal income tax purposes is $553,337. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $246,676 and $18,566, respectively. Net unrealized appreciation for tax purposes is $228,110.

(1)	Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

59

TA IDEX Transamerica Value Balanced

MARKET ENVIRONMENT

After dominating the market since 2002, value stocks ceded leadership to growth stocks during the twelve months ended October 31, 2007. A key reason was the U.S. economic cycle, which showed intermittent signs of slowing. That in turn was due largely to weakness in the housing market, intensified by a crisis in the mortgage and credit industries.

Against this backdrop, investor sentiment shifted strongly toward market sectors that are traditionally safe havens in a slow-growth environment (consumer staples) and sectors where secular growth trends will likely insulate companies from a tepid economy. At the same time, the market turned away from sectors that were greatly affected by the housing market slump, most notably financial services stocks.

In the bond markets, the housing, mortgage and credit issues triggered considerable volatility and a liquidity crisis in the final months of the period, prompting the Federal Reserve Board (“Fed”) to reduce interest rates. Despite this confidence-boosting move, investors remained cautious; government securities outperformed corporate, mortgage- and asset-backed securities.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Transamerica Value Balanced, Class A returned 13.11%. By comparison its primary and secondary benchmarks, the Russell 1000 Value Index and the Lehman Brothers Aggregate Bond Index, returned 10.83% and 5.38%, respectively. For the year ended October 31, 2007, the Fund’s net expense ratios for Class A, Class B, and Class C were 1.55%, 2.20%, and 2.17%, respectively.

STRATEGY REVIEW

The portfolio was over weighted in equities, reflecting our belief that stocks would outperform bonds. We believed that an economic slowdown was merely a matter of time. Typically, such a deceleration would prompt the Fed to reduce interest rates, which is generally beneficial for bonds. In the present case, however, we believed the Fed’s ability to cut interest rates was limited by the larger, global environment. Rapid economic expansion in nations like China and India spurred enormous demand and higher prices for finished goods, services and raw materials. The inflationary pressures made it difficult for the Fed to reduce rates; it did so only when the housing- and credit-related issues reached crisis level.

In keeping with our concerns about the economy and inflation, at mid-year, we shifted the focus of the equity portfolio, overweighting businesses in industries that stood to benefit from rising demand for commodities (e.g., energy, materials/processing, producer durables and shipping), while underweighting companies dependent on U.S. interest rates (mostly financials) and being selective about consumer stocks. The portfolio’s strong positive results were due to our emphasis on health care and financial services stocks (early in the period); the culling of financial stocks before the financial crises set in; and the increased exposure to materials/processing (i.e., commodities) companies during the latter months. Top contributors included Microsoft Corporation (software), Companhia Vale Do Rio Doce (iron-ore mining), Bristol-Myers Squibb Company and Merck & Co., Inc. (pharmaceuticals) and AllianceBernstein L.P. (asset management).

Partially mitigating their gains were a handful of commercial bank stocks. Although we dramatically reduced these positions starting in June, the move did not fully insulate the portfolio from the mortgage-and-credit crisis. Likewise, the portfolio’s bond portfolio, which was over weighted in corporate bonds and owned mortgage-backed securities, was impacted by the turmoil. However, the portfolio contained no sub-prime residential exposure and only modest exposure to commercial mortgage-backed securities (“CMBS”) and was a net contributor to total return.

Heidi Y. Hu, CFA

Michelle E. Stevens, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

60

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

				From	Inception
	1 Year	5 Years	10 Years	Inception	Date
Class A (NAV)	13.11%	12.69%	5.91%	7.51%	10/1/95
Class A (POP)	6.92%	11.43%	5.31%	7.01%	10/1/95
Russell 1000 Value (1)	10.83%	16.39%	9.11%	11.93%	10/1/95
LBAB (1)	5.38%	4.41%	5.91%	6.22%	10/1/95

Class B (NAV)	12.40%	11.89%	5.34%	7.04	10/1/95
Class B (POP)	7.40%	11.76%	5.34%	7.04	10/1/95

Class C (NAV)	12.40%	—%	—%	11.94	11/11/02
Class C (POP)	11.40%	—%	—%	11.94	11/11/02

NOTES

(1) The Russell 1000 Value (Russell 1000 Value) Index and the Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

61

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class A
Actual	$1,000.00	$1,046.23	1.55%	$7.99
Hypothetical (b)	1,000.00	1,017.32	1.55	7.88

Class B
Actual	1,000.00	1,041.98	2.20	11.32
Hypothetical (b)	1,000.00	1,014.05	2.20	11.17

Class C
Actual	1,000.00	1,042.60	2.14	11.04
Hypothetical (b)	1,000.00	1,014.32	2.14	10.89

(a) Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Asset Type

At October 31, 2007

This chart shows the percentage breakdown by asset type of the Fund’s total investment securities.

62

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (3.2%)
U.S. Treasury Bond
4.75%, due 02/15/2037	$147	$147
8.00%, due 11/15/2021	25	33
U.S. Treasury Note
4.00%, due 09/30/2009	550	551
4.25%, due 11/15/2013	175	175
4.50%, due 04/30/2012	500	507
4.75%, due 08/15/2017	528	540
Total U.S. Government Obligations (cost $1,920)		1,953

U.S. GOVERNMENT AGENCY OBLIGATIONS (11.9%)
Fannie Mae
5.00%, due 05/01/2018 – 07/01/2035	677	654
5.50%, due 07/01/2019 – 07/01/2036	1,556	1,543
6.00%, due 04/01/2033 – 08/01/2036	996	1,005
Freddie Mac
5.00%, due 04/01/2018 – 07/01/2035	1,485	1,457
5.35%, due 11/14/2011	120	121
5.50%, due 09/01/2018 – 01/01/2036	1,385	1,369
6.00%, due 12/01/2033 – 01/01/2037	959	967
Ginnie Mae
6.00%, due 06/15/2034	166	169
6.50%, due 10/15/2027	66	68
Total U.S. Government Agency Obligations (cost $7,444)		7,353

MORTGAGE-BACKED SECURITIES (2.8%)
American Tower Trust
Series 2007-1A, Class C-144A
5.62%, due 04/15/2037	155	150
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4
5.20%, due 12/11/2038	338	328
Crown Castle Towers LLC
Series 2006-1A, Class AFX-144A
5.24%, due 11/15/2036	290	289
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33%, due 11/12/2041	332	325
SBA CMBS Trust
Series 2006-1A, Class A-144A
5.31%, due 11/15/2036	250	249
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28, Class A4
5.57%, due 10/15/2048	323	321
Wachovia Bank Commercial Mortgage Trust
Series 2007-C32, Class H-144A
5.93%, due 06/15/2049 §	85	69
Total Mortgage-Backed Securities (cost $1,769)		1,731

CORPORATE DEBT SECURITIES (9.7%)
Aerospace & Defense (0.2%)
Honeywell International
5.63%, due 08/01/2012	$130	$133
Airlines (0.5%)
Continental Airlines, Inc.
7.49%, due 10/02/2010	75	76
Delta Air Lines, Inc.
7.57%, due 11/18/2010	85	88
United Airlines, Inc.
6.64%, due 07/02/2022	116	115
Beverages (0.2%)
Diageo Capital PLC
5.75%, due 10/23/2017	148	147
Building Products (0.2%)
CRH America, Inc.
5.30%, due 10/15/2013	100	96
Capital Markets (0.4%)
JP Morgan Chase Capital XVIII
6.95%, due 08/17/2036	95	94
Nuveen Investments, Inc.
5.00%, due 09/15/2010	200	175
Commercial Banks (0.6%)
ICICI Bank, Ltd. -144A
5.90%, due 01/12/2010 *	135	134
Rabobank Capital Funding II -144A
5.26%, due 12/31/2013 Ž	70	67
Wachovia Capital Trust III
5.80%, due 03/15/2011 Ž, (1)	75	74
ZFS Finance USA Trust II -144A
6.45%, due 12/15/2065 (1)	85	82
Consumer Finance (0.3%)
Discover Financial Services -144A
6.23%, due 06/11/2010 *	215	209
Diversified Financial Services (1.1%)
BNP US Funding LLC -144A
7.74%, due 12/05/2007 Ž, (1)	250	251
Glencore Funding LLC -144A
6.00%, due 04/15/2014	138	138
ILFC E-Capital Trust II -144A
6.25%, due 12/21/2065 (1)	135	132
Pemex Finance, Ltd.
9.03%, due 02/15/2011	175	186
Electric Utilities (0.1%)
PSEG Funding Trust I
5.38%, due 11/16/2007	50	50
Food & Staples Retailing (0.2%)
Stater Brothers Holdings, Inc.
8.13%, due 06/15/2012	100	101
Food Products (0.9%)
Archer-Daniels-Midland Co.
5.38%, due 09/15/2035	100	92
Bunge, Ltd. Finance Corp.
4.38%, due 12/15/2008	270	268

The notes to the financial statements are an integral part of this report.

63

	Principal	Value
Food Products (continued)
Cargill, Inc. - 144A
5.60%, due 09/15/2012	$80	$81
Michael Foods, Inc.
8.00%, due 11/15/2013	90	90
Hotels, Restaurants & Leisure (1.0%)
Carnival Corp.
3.75%, due 11/15/2007	380	380
Las Vegas Sands Corp.
6.38%, due 02/15/2015	100	97
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011	135	144
Household Products (0.1%)
Kimberly-Clark
6.63%, due 08/01/2037	80	88
Insurance (0.4%)
Oil Insurance, Ltd. -144A
7.56%, due 06/30/2011 Ž, (1)	100	103
Travelers Cos., Inc. (The)
6.75%, due 06/20/2036	140	148
Machinery (0.2%)
Tyco Electronics Group SA -144A
6.55%, due 10/01/2017	96	98
Media (0.4%)
Amfm, Inc.
8.00%, due 11/01/2008	100	102
Comcast Corp.
7.05%, due 03/15/2033	95	102
News America Holdings, Inc.
7.75%, due 12/01/2045	65	74
Multiline Retail (0.3%)
Neiman-Marcus Group, Inc.
9.00%, due 10/15/2015	100	106
Target Corp.
6.50%, due 10/15/2037	79	80
Oil, Gas & Consumable Fuels (0.5%)
Husky Oil, Ltd.
8.90%, due 08/15/2028 (1)	100	103
Nexen, Inc.
6.40%, due 05/15/2037	80	80
PetroHawk Energy Corp.
9.13%, due 07/15/2013	100	106
Paper & Forest Products (0.3%)
Celulosa Arauco y Constitucion SA
8.63%, due 08/15/2010	171	186
Real Estate Investment Trusts (0.9%)
iStar Financial, Inc.
4.88%, due 01/15/2009 (2)	375	367
Westfield Group -144A
5.40%, due 10/01/2012 (2)	168	167
Real Estate Management & Development (0.5%)
ERP Operating, LP
5.38%, due 08/01/2016	133	127
Post Apartment Homes, LP
6.30%, due 06/01/2013	$171	$174
Specialty Retail (0.2%)
Lowe’s Companies, Inc.
6.65%, due 09/15/2037	65	67
Petro Stopping Centers, LP / Petro
9.00%, due 02/15/2012	70	73
Wireless Telecommunication Services (0.2%)
Nextel Communications, Inc.
7.38%, due 08/01/2015	100	101
Total Corporate Debt Securities (cost $5,977)		5,952

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.9%)
Metals & Mining (0.9%)
Fording Canadian Coal Trust	15,000	546
Total Convertible Preferred Stocks (cost $426)		546

PREFERRED STOCKS (0.1%)
Thrifts & Mortgage Finance (0.1%)
IndyMac Bank Fsb -144A	3,600	51
Total Preferred Stocks (cost $90)		51

COMMON STOCKS (72.3%)
Capital Markets (4.8%)
AllianceBernstein Holding, LP	30,000	2,563
Raymond James Financial, Inc.	10,450	389
Commercial Banks (2.9%)
PNC Financial Services Group, Inc.	10,000	721
Wachovia Corp.	16,700	764
Wells Fargo & Co.	9,000	306
Diversified Financial Services (4.7%)
Bank of America Corp.	31,256	1,509
Citigroup, Inc.	32,540	1,364
Electric Utilities (0.5%)
Dominion Resources, Inc.	3,000	275
Energy Equipment & Services (1.5%)
GlobalSantaFe Corp.	11,400	924
Food Products (1.1%)
Kraft Foods, Inc. Class A	21,037	703
Household Products (1.4%)
Colgate-Palmolive Co.	7,000	534
Kimberly-Clark Corp.	5,000	354
Industrial Conglomerates (3.7%)
General Electric Co.	24,000	988
McDermott International, Inc. ‡	21,000	1,282
Insurance (1.0%)
American International Group, Inc.	10,000	631
IT Services (1.3%)
Fiserv, Inc. ‡	14,420	799
Marine (3.2%)
Genco Shipping & Trading, Ltd.	27,700	1,991

The notes to the financial statements are an integral part of this report.

64

	Shares	Value
Media (4.6%)
Citadel Broadcasting Corp.	1,366	$6
Time Warner, Inc.	122,000	2,228
Walt Disney Co. (The)	17,800	616
Metals & Mining (2.3%)
Cia Vale do Rio Doce	38,000	1,432
Oil, Gas & Consumable Fuels (10.2%)
Anadarko Petroleum Corp.	11,000	649
BP PLC	25,050	1,954
Chesapeake Energy Corp.	7,500	296
EOG Resources, Inc.	5,500	487
Exxon Mobil Corp.	8,000	736
Marathon Oil Corp.	25,500	1,508
Valero Energy Corp.	9,000	634
Pharmaceuticals (11.6%)
Bristol-Myers Squibb Co.	90,000	2,699
Merck & Co., Inc.	42,000	2,447
Pfizer, Inc.	45,000	1,107
Schering-Plough Corp.	30,000	916
Real Estate Investment Trusts (1.2%)
Rayonier, Inc. (2)	15,000	724
Road & Rail (2.1%)
Union Pacific Corp.	10,000	1,281
Software (5.9%)
Microsoft Corp.	98,000	3,607
Textiles, Apparel & Luxury Goods (1.3%)
Hanesbrands, Inc. ‡	26,200	813
Thrifts & Mortgage Finance (1.5%)
Washington Mutual, Inc.	33,920	946
Tobacco (5.1%)
Altria Group, Inc.	30,400	2,217
Loews Corp. - Carolina Group	11,000	944
Wireless Telecommunication Services (0.4%)
Sprint Nextel Corp.	15,000	257
Total Common Stocks (cost $31,286)		44,601
Total Investment Securities (cost $48,912) #		$62,187

	Contracts (•)	Value
WRITTEN OPTIONS – (0.6%)
Dominion Resources, Inc.	60	$1
Expires 1/19/2008
Covered Call Options - 0.1%
Altria Group, Inc.	100	10
Call Strike $100.00
Expires 1/19/2008
Cisco Systems, Inc.	350		☐
Call Strike $15.00
Expires 1/19/2008
Washington Mutual, Inc.	45	55
Call Strike $40.00
Expires 1/19/2008
Put Options - 0.5%
American International Group, Inc.	190	29
Put Strike $55.00
Expires 1/19/2008
Duke Energy Corp.	350	$10
Put Strike $17.50
Expires 1/19/2008
Great Plains Energy	320	33
Put Strike $30.00
Expires 12/22/2007
Johnson & Johnson	250	39
Put Strike $55.00
Expires 1/17/2009
Pfizer, Inc.	313	2
Put Strike $20.00
Expires 1/19/2008
Schering-Plough Corp.	250	1
Put Strike $20.00
Expires 1/19/2008
United Health Group	150	51
Put Strike $45.00
Expires 1/17/2009
United Health Group	150	82
Put Strike $50.00
Expires 1/17/2009
Vodafone Group PLC	425	14
Put Strike $22.50
Expires 1/17/2009
Yahoo!, Inc.	300	58
Put Strike $25.00
Expires 1/17/2009
Total Written Options (premiums: $418)		385

The notes to the financial statements are an integral part of this report.

65

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS
☐	Value is less than $1.
*	Floating or variable rate note. Rate is listed as of October 31, 2007.
‡	Non Income Producing
•	Contract Amounts are not in thousands.
(1)	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2007.
§	Illiquid
(2)	Real Estate Investment Trust
Ž	The security has a perpetual maturity. The date shown is the next call date.
#

Aggregate cost for federal income tax purposes is $48,701. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $14,011 and $514, respectively. Net unrealized appreciation for tax purposes is $13,497.

DEFINITIONS:
144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $2,650 or 4.30% of net assets of the Fund

The notes to the financial statements are an integral part of this report.

66

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2007

(all amounts except share amounts in thousands)

		TA IDEX		TA IDEX
	TA IDEX Legg	Templeton	TA IDEX	Transamerica	TA IDEX
	Mason Partners	Transamerica	Transamerica	Convertible	Transamerica
	All Cap	Global	Balanced	Securities	Equity
Assets:
Investment, at cost	$148,882	$200,534	$149,309	$133,561	$1,420,798
Securities loaned, at value	12,153	14,386	7,492	10,166	80,483
Investment securities, at value	$186,884	$271,015	$195,295	$166,102	$1,935,985
Cash	495	2,644	3,458	11,291	29,312
Foreign currency	—	—	—	—	—
Receivables:
Investment securities sold	—	262	572	2,415	16,198
Shares of beneficial interest sold	8	3	56	326	1,221
Interest	6	10	689	619	95
Income from loaned securities	6	7	6	2	21
Dividends	185	322	69	67	970
Dividend reclaims	13	143	59	—	334
Other	29	260	41	8	427
	$187,626	$274,666	$200,245	$180,830	$1,984,563

Liabilities:
Investment securities purchased	—	30	1,053	—	2,078
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	477	449	408	278	1,477
Management and advisory fees	129	180	136	109	1,248
Distribution and service fees	130	122	135	12	423
Transfer agent fees	43	63	37	2	226
Administration fees	3	4	3	3	33
Foreign currency payable	—	—	—	—	—
Dividends to shareholders	1	—	—	—	—
Payable for collateral for securities on loan	12,983	14,815	7,667	10,416	82,379
Other	86	223	99	42	701
	13,852	15,886	9,538	10,862	88,565
Net Assets	$173,774	$258,780	$190,707	$169,968	$1,895,998
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized,no par value	$121,186	$496,018	$140,162	$101,196	$1,978,836
Undistributed (accumulated) net investment income (loss)	(7)	337	4	93	(411)
Undistributed (accumulated) net realized gain (loss) from investments:	14,591	(308,073)	4,547	36,137	(597,636)
Net unrealized appreciation (depreciation) on:
Investment securities	38,004	70,488	45,989	32,542	515,209
Translation of assets and liabilities denominated in foreign currencies	—	10	5	—	—
Net Assets	$173,774	$258,780	$190,707	$169,968	$1,895,998
Net Assets by Class:
Class A	$49,938	$118,738	$61,565	$11,276	$532,251
Class B	88,268	63,876	96,573	6,533	191,007
Class C	35,568	31,506	32,569	3,598	101,226
Class I	—	44,660	—	148,562	888,019
Class T	—	—	—	—	183,495
Shares Outstanding:
Class A	2,924	3,315	2,395	737	44,104
Class B	5,513	1,906	3,776	429	16,775
Class C	2,218	942	1,277	237	8,864
Class I	—	1,239	—	9,704	72,630
Class T	—	—	—	—	5,472
Net Asset Value Per Share:
Class A	$17.08	$35.83	$25.70	$15.30	$12.07
Class B	16.01	33.52	25.58	15.22	11.39
Class C	16.04	33.47	25.50	15.17	11.42
Class I	—	36.03	—	15.31	12.23
Class T	—	—	—	—	33.53

Maximum Offering Price Per Share (a)
Class A	$18.07	$37.92	$27.20	$16.06	$12.77
Class M	—	—	—	—	—
Class T	—	—	—	—	36.64

The notes to the financial statements are an integral part of this report.

67

		TA IDEX			TA IDEX
	TA IDEX	Transamerica	TA IDEX	TA IDEX	Transamerica
	Transamerica	Growth	Transamerica	Transamerica	Science &
	Flexible Income	Opportunities	High-Yield Bond	Money Market	Technology
Assets:
Investment, at cost	$430,793	$344,526	$417,132	$173,856	$89,225
Securities loaned, at value	22,335	74,436	29,711	—	21,900
Investment securities, at value	$425,350	$427,033	$412,806	$173,856	$122,206
Cash	4,745	9,397	9,971	164	1,104
Receivables:
Investment securities sold	4,835	1,001	2,858	—	—
Shares of beneficial interest sold	86	72	195	82	21
Interest	6,814	31	8,338	110	6
Income from loaned securities	22	35	49	—	32
Dividends	31	22	—	—	15
Dividend reclaims	3	—	—	—	—
Other	17	19	29	13	4
	$441,903	$437,610	$434,246	$174,225	$123,388

Liabilities:
Investment securities purchased	6,438	940	5,300	—	920
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	288	184	92	264	2
Management and advisory fees	268	270	211	4	64
Distribution and service fees	29	96	40	70	8
Transfer agent fees	9	60	9	33	5
Administration fees	7	6	7	3	2
Foreign currency payable	—	—	—	—	—
Dividends to shareholders	—	—	—	354	—
Payable for collateral for securities on loan	22,782	76,488	30,525	—	22,564
Other	73	99	85	94	31
	29,894	78,143	36,269	822	23,596
Net Assets	$412,009	$359,467	$397,977	$173,403	$99,792
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized,no par value	$429,081	$444,723	$402,276	$173,309	$63,702
Undistributed (accumulated) net investment income (loss)	1,265	(17)	1,537	94	(2)
Undistributed (accumulated) net realized gain (loss) from investments:	(12,896)	(167,747)	(1,512)	—	3,110
Net unrealized appreciation (depreciation) on:
Investment securities	(5,441)	82,508	(4,324)	—	32,982
Net Assets	$412,009	$359,467	$397,977	$173,403	$99,792
Net Assets by Class:
Class A	$15,409	$64,825	$35,147	$95,766	$7,874
Class B	17,007	65,123	21,370	23,324	4,913
Class C	8,982	22,656	10,160	19,638	2,799
Class I	370,611	206,863	331,300	34,673	84,206
Shares Outstanding:
Class A	1,686	5,688	3,855	95,767	1,388
Class B	1,860	6,074	2,346	23,323	910
Class C	985	2,109	1,117	19,632	520
Class I	40,397	17,853	36,118	34,673	14,664
Net Asset Value Per Share:
Class A	$9.14	$11.40	$9.12	$1.00	$5.67
Class B	9.14	10.72	9.11	1.00	5.40
Class C	9.12	10.74	9.10	1.00	5.39
Class I	9.17	11.59	9.17	1.00	5.74

Maximum Offering Price Per Share (a)
Class A	$9.60	$12.06	$9.57	$1.00	$6.00
Class M	—	—	—	—	—

The notes to the financial statements are an integral part of this report.

68

	TA IDEX
	Transamerica	TA IDEX
	Small/Mid Cap	Transamerica
	Value	Value Balanced
Assets:
Investment, at cost	$552,748	$48,912
Securities loaned, at value	140,222	—
Investment securities, at value	$781,447	$62,187
Cash	61,461	—
Receivables:
Investment securities sold	8,113	313
Shares of beneficial interest sold	3,795	3
Interest	156	156
Income from loaned securities	65	—
Dividends	387	52
Other	17	15
	$855,441	$62,726

Liabilities:
Premium on written option & swaption	$—	$418
Investment securities purchased	7,905	421
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	340	50
Management and advisory fees	476	37
Distribution and service fees	126	36
Transfer agent fees	26	13
Administration fees	12	1
Foreign currency payable	—	—
Due to custodian	—	80
Dividends to shareholders	—	—
Payable for collateral for securities on loan	145,058	—
Written swaptions and options	—	372
Other	85	49
	154,028	1,059
Net Assets	$701,413	$61,667
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$392,420	$45,070
Undistributed (accumulated) net investment income	5,056	260
Undistributed (accumulated) net realized gain from investments:	75,238	3,015
Net unrealized appreciation (depreciation) on:
Investment securities	228,699	13,288
Written swaption contracts	—	34
Net Assets	$701,413	$61,667
Net Assets by Class:
Class A	$96,667	$32,485
Class B	53,285	17,508
Class C	63,856	11,674
Class I	487,605	—
Shares Outstanding:
Class A	4,066	2,260
Class B	2,329	1,222
Class C	2,801	816
Class I	20,398	—
Net Asset Value Per Share:
Class A	$23.78	$14.38
Class B	22.89	14.32
Class C	22.81	14.31
Class I	23.91	—

Maximum Offering Price Per Share (a)
Class A	$25.16	$15.22
Class M	—	—

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for classes B, C, and I shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

69

STATEMENTS OF OPERATIONS

For the year ended October 31, 2007

(all amounts except share amounts in thousands)

					TA IDEX
	TA IDEX Legg		TA IDEX		Transamerica
	Mason Partners All	TA IDEX Templeton	Transamerica		Convertible		TA IDEX
	Cap	Transamerica Global	Balanced		Securities		Transamerica Equity
Investment Income:
Dividends	$3,758	$5,610	$1,510		$1,060		$14,700
Less withholding taxes on foreign dividends	(39)	(374)	(18)		—		(156)
Interest	79	203	2,945		3,060		1,124
Income from loaned securities-net	52	30	37		30		186
	3,850	5,469	4,474		4,150		15,854

Expenses:
Management and advisory fees	1,560	2,051	1,561		1,504		12,280
Distribution and service fees:
Class A	186	406	193		26		1,713
Class B	1,022	689	1,068		65		1,998
Class C	395	313	333		32		949
Class I	—	—	—		—		—
Class T	—	—	—		––		— (a)
Transfer agent fees:
Class A	156	378	160		10		1,315
Class B	279	301	242		10		848
Class C	82	112	67		4		277
Class I	— (b)	— (b)	—	(b)	—	(b)	— (b)
Class T	— (b)	— (b)	—	(b)	—	(b)	236 (a)
Printing and shareholder reports	77	150	71		14		310
Custody fees	36	94	35		25		190
Administration fees	39	51	39		40		344
Legal fees	5	6	4		5		42
Audit fees	20	23	20		20		20
Trustees fees	7	9	7		8		65
Registration fees	43	40	39		38		137
Other	6	25	7		5		60
Total expenses	3,913	4,648	3,846		1,806		20,784
Less: Reimbursement of class expense:
Class A	(6)	(94)	—		—		—
Class B	—	(131)	—		—		(75)
Class C	—	(35)	—		—		—
Total reimbursed expenses	(6)	(260)	—		—		(75)
Net expenses	3,907	4,388	3,846		1,806		20,709

Net Investment Income (Loss)	(57)	1,081	628		2,344		(4,855)

Net Realized Gain (Loss) from:
Investment securities	15,449	21,800	24,203		36,172		189,147
Futures contracts	—	—	—		—		—
Written option & swaption contracts	—	—	—		—		—
Swap agreements	—	—	—		—		—
Foreign currency transactions	3	(2)	1		—		2
	15,452	21,798	24,204		36,172		189,149

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	1,844	31,375	5,142		6,185		179,881
Translation of assets and liabilities denominated in foreign currencies	—	(68)	4		—		(3)
	1,844	31,307	5,146		6,185		179,878

Net Realized and Unrealized Gain: (c)	17,296	53,105	29,350		42,357		369,027
Net Increase In Net Assets Resulting from Operations	$17,239	$54,186	$29,978		$44,701		$364,172

The notes to the financial statements are an integral part of this report.

70

					TA IDEX
	TA IDEX	TA IDEX	TA IDEX	TA IDEX	Transamerica
	Transamerica	Transamerica Growth	Transamerica High-	Transamerica Money	Science &
	Flexible Income	Opportunities	Yield Bond	Market	Technology
Investment Income:
Dividends	$445	$1,758	$160	$—	$163
Less withholding taxes on foreign dividends	—	—	—	—	(2)
Interest	23,385	355	29,367	9,237	61
Income from loaned securities-net	94	260	124	—	172
	23,924	2,373	29,651	9,237	394

Expenses:
Management and advisory fees	2,685	2,542	2,298	690	597
Distribution and service fees:
Class A	58	192	138	300	20
Class B	207	616	253	250	41
Class C	107	208	105	181	20
Class I	—	—	—	—	—
Transfer agent fees:
Class A	41	296	58	274	28
Class B	49	352	43	75	25
Class C	22	101	18	35	8
Class I	— (b)	— (b)	— (b)	— (b)	— (b)
Printing and shareholder reports	29	99	29	39	19
Custody fees	56	38	52	28	11
Administration fees	74	64	78	35	15
Legal fees	9	9	10	14	2
Audit fees	20	20	20	20	20
Trustees fees	14	13	15	18	4
Registration fees	41	40	37	59	35
Other	7	7	11	11	3
Total expenses	3,419	4,597	3,165	2,029	848
Less: Reimbursement of class expense:
Class A	—	(10)	—	(321)	(13)
Class B	—	(31)	—	(88)	(14)
Class C	—	—	—	(45)	(4)
Class I	—	—	—	(18)	—
Total reimbursed expenses	—	(41)	—	(472)	(31)
Net expenses	3,419	4,556	3,165	1,557	817

Net Investment Income (Loss)	20,505	(2,183)	26,486	7,680	(423)

Net Realized Gain (Loss) from:
Investment securities	(6,948)	91,882	3,703	—	4,033
Futures contracts	—	—	—	—	—
Written option & swaption contracts	—	—	—	—	—
Swap agreements	—	—	—	—	—
Foreign currency transactions	—	—	—	—	—
	(6,948)	91,882	3,703	—	4,033

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(5,878)	13,074	(6,943)	—	27,561
	(5,878)	13,074	(6,943)	—	27,561
Net Realized and Unrealized Gain (Loss):(c)	(12,826)	104,956	(3,240)	—	31,594
Net Increase In Net Assets Resulting from Operations	$7,679	$102,773	$23,246	$7,680	$31,171

The notes to the financial statements are an integral part of this report.

71

	TA IDEX		TA IDEX
	Transamerica		Transamerica Value
	Small/Mid Cap Value		Balanced
Investment Income:
Dividends	$12,114		$1,317
Less withholding taxes on foreign dividends	(7)		(1)
Interest	62		988
Income from loaned securities-net	348		—
	12,517		2,304

Expenses:
Management and advisory fees	4,624		472
Distribution and service fees:
Class A	201		113
Class B	476		193
Class C	386		114
Class I	—		—
Transfer agent fees:
Class A	120		85
Class B	104		59
Class C	70		23
Class I	—	(b)	— (b)
Printing and shareholder reports	52		33
Custody fees	68		24
Administration fees	117		13
Legal fees	13		2
Audit fees	26		20
Trustees fees	21		2
Registration fees	48		39
Other	11		3
Total expenses	6,337		1,195
Less: Reimbursement of class expense:
Class A	—		(11)
Class B	—		(13)
Total reimbursed expenses	—		(24)
Net expenses	6,337		1,171

Net Investment Income	6,180		1,133

Net Realized Gain (Loss) from:
Investment securities	77,381		3,539
Futures contracts	—		—
Written option & swaption contracts	—		660
Swap agreements	—		—
Foreign currency transactions	—		—
	77,381		4,199

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	101,180		2,373
Written swaption contracts	—		(189)
	101,180		2,184
Net Realized and Unrealized Gain:(c)	178,561		6,383
Net Increase In Net Assets Resulting from Operations	$184,741		$7,516

(a)Class T was offered for investment on October 27, 2006.

(b)Rounds to less than $1.

(a)Class T was offered for investment on October 27, 2006.

(c)Net realized and and unrealized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions.

The notes to the financial statements are an integral part of this report.

72

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	TA IDEX Legg Mason Partners All Cap		TA IDEX Templeton Transamerica Global		TA IDEX Transamerica Balanced		TA IDEX Transamerica Convertible Securities
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006	2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$(57)	$172	$1,081	$1,207	$628	$359	$2,344
Net realized gain (a)	15,452	29,576	21,798	45,126	24,204	16,546	36,172
Change in unrealized appreciation (b)	1,843	8,372	31,307	10,954	5,146	7,466	6,185
Net increase (decrease) in net assets resulting from operations	17,238	38,120	54,186	57,287	29,978	24,371	44,701
Distributions to Shareholders:
From net investment income:
Class A	(175)	(73)	(1,297)	(31)	(334)	(248)	(60)
Class B	—	(31)	(375)	—	(175)	(110)	(18)
Class C	—	(12)	(173)	—	(62)	(35)	(10)
Class I (c)	—	—	(688)	—	—	—	(2,421)
	(175)	(116)	(2,533)	(31)	(571)	(393)	(2,509)
Return of capital
Class A	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—
Class I(c)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
From net realized gains:
Class A	(7,681)	(1,963)	—	—	—	—	(337)
Class B	(16,118)	(4,251)	—	—	—	—	(351)
Class C	(6,121)	(1,665)	—	—	—	—	(180)
Class I(c)	—	(1,431)	—	—	—	—	(13,541)
	(29,920)	(9,310)	—	—	—	—	(14,409)
Capital Share Transactions:
Proceeds from shares sold:
Class A	4,462	5,337	6,194	5,127	3,526	4,157	5,352
Class B	4,191	5,189	3,166	2,562	2,783	3,947	852
Class C	1,569	2,352	1,684	1,794	1,128	2,027	704
Class I(c)	—	115,961	—	265,295	—	—	14,218
	10,222	128,839	11,044	274,778	7,437	10,131	21,126
Dividends and distributions reinvested:
Class A	7,515	1,945	1,262	31	320	239	368
Class B	14,734	3,948	356	—	163	102	303
Class C	5,461	1,557	164	—	56	32	122
Class I(c)	—	1,431	688	—	—	—	15,962
	27,710	8,881	2,470	31	539	373	16,755
Cost of shares redeemed:
Class A	(17,017)	(134,522)	(39,581)	(303,291)	(16,478)	(19,168)	(2,550)
Class B	(30,724)	(35,861)	(19,012)	(25,962)	(30,403)	(40,189)	(2,301)
Class C	(10,089)	(17,534)	(8,953)	(12,100)	(10,378)	(12,737)	(1,357)
Class I(c)	—	(119,300)	(3,733)	(239,142)	—	—	(162,514)
	(57,830)	(307,217)	(71,279)	(580,495)	(57,259)	(72,094)	(168,722)
Redemption fee:
Class A	—	—	1	—	—	—	—
Class B	—	—	—	1	—	—	—
Class C	—	—	—	1	—	—	—
Class I(c)	—	—	—	—	—	—	—
	—	––	1	2	—	—	—
Automatic conversions:
Class A	2,342	350	9,939	5,471	10,022	1,663	99
Class B	(2,342)	(350)	(9,939)	(5,471)	(10,022)	(1,663)	(99)
	—	—	—	—	—	—	—
	(19,898)	(169,497)	(57,764)	(305,684)	(49,283)	(61,590)	(130,841)
Net increase (decrease) in net assets	(32,755)	(140,803)	(6,111)	(248,428)	(19,876)	(37,612)	(103,058)

Net Assets:
Beginning of year	$206,529	$347,332	$264,891	$513,319	$210,583	$248,195	$273,026
End of year	$173,774	$206,529	$258,780	$264,891	$190,707	$210,583	$169,968
Undistributed (Accumulated) Net Investment Income (Loss)	$(7)	$40	$337	$1,468	$4	$(26)	$93

The notes to the financial statements are an integral part of this report

73

	TA IDEX Legg Mason Partners All Cap		TA IDEX Templeton Transamerica Global		TA IDEX Transamerica Balanced		TA IDEX Transamerica Convertible Securities
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006	2007
Share Activity:
Shares issued:
Class A	263	313	197	188	151	196	397
Class B	260	320	108	101	120	186	66
Class C	99	146	57	71	49	96	52
Class I(c)	—	—	—	10,591	—	—	1,104
	622	7,860	362	10,951	320	478	1,619
Shares issued-reinvested from distributions:
Class A	462	119	42	1	14	11	29
Class B	960	253	12	—	7	5	24
Class C	355	100	6	—	2	1	10
Class I(c)	—	—	23	—	—	—	1,262
	1,777	560	83	1	23	17	1,325
Shares redeemed:
Class A	(997)	(8,195)	(1,245)	(12,007)	(710)	(903)	(194)
Class B	(1,916)	(2,220)	(645)	(1,031)	(1,310)	(1,897)	(176)
Class C	(632)	(1,092)	(303)	(480)	(451)	(604)	(105)
Class I(c)	—	—	(124)	(9,251)	—	—	(12,760)
	(3,545)	(18,676)	(2,317)	(22,769)	(2,471)	(3,404)	(13,235)
Automatic conversions:
Class A	136	21	312	204	421	78	7
Class B	(145)	(22)	(332)	(217)	(423)	(78)	(8)
	(9)	(1)	(20)	(13)	(2)	—	(1)
Net increase (decrease) in shares outstanding:
Class A	(136)	(7,742)	(694)	(11,614)	(124)	(618)	239
Class B	(841)	(1,669)	(857)	(1,147)	(1,606)	(1,784)	(94)
Class C	(178)	(846)	(240)	(409)	(400)	(507)	(43)
Class I	—	—	(101)	1,340	—	—	(10,394)
	(1,155)	(10,257)	(1,892)	(11,830)	(2,130)	(2,909)	(10,292)

The notes to the financial statements are an integral part of this report.

74

	TA IDEX
	Transamerica
	Convertible	TA IDEX Transamerica		TA IDEX Transamerica		TA IDEX Transamerica
	Securities	Equity		Flexible Income		Growth Opportunities
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2006	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,591	$(4,855)	$(1,682)	$20,505	$14,063	$(2,183)	$(2,271)
Net realized gain (loss) (a)	14,409	189,148	1,388	(6,948)	(4,820)	91,882	46,326
Change in unrealized appreciation (depreciation) (b)	8,663	179,879	66,056	(5,879)	6,532	13,074	(19,089)
Net increase (decrease) in net assets resulting from operations	25,663	364,172	65,762	7,678	15,775	102,773	24,966
Distributions to Shareholders:
From net investment income:
Class A	(62)	—	—	(829)	(969)	—	—
Class B	(10)	—	—	(899)	(1,067)	—	—
Class C	(5)	—	—	(472)	(471)	—	—
Class I(c)	(2,253)	—	—	(17,840)	(10,865)	—	—
	(2,330)	––	—	(20,040)	(13,372)	––	––
From net realized gains:
Class A	(69)	—	(623)	—	—	—	—
Class B	(74)	—	(446)	—	—	—	—
Class C	(51)	—	(214)	—	—	—	—
Class I(c)	(1,987)	—	(3,129)	—	—	—	—
Class T	—	—	—	—	—	—	—
	(2,181)		—		(4,412)		—
Capital Share Transactions:
Proceeds from shares sold:
Class A	3,899	44,265	56,726	4,630	1,843	8,951	13,592
Class B	882	7,379	8,675	1,542	1,579	2,481	5,530
Class C	1,213	9,600	14,235	3,467	6,215	1,087	4,993
Class I(c)	276,702	92,884	520,048	166,452	118,332	7,155	205,074
Class T	—	1,657	7	—	—	—	—
	282,696	155,785	599,691	176,091	127,969	19,674	229,189
Issued from fund acquisition:
Class A	—	—	397,128	—	—	—	—
Class B	—	—	172,096	—	—	—	—
Class C	—	—	62,104	—	—	—	—
Class I(c)	—	—	157,501	—	—	—	—
Class T	—	—	195,217	—	—	—	—
	—	—	984,046	—	—	—	—
Dividends and distributions reinvested:
Class A	107	—	613	695	846	—	—
Class B	66	—	434	720	851	—	—
Class C	46	—	198	352	372	—	—
Class I(c)	4,240	—	3,129	17,840	10,865	—	—
	4,459	—	4,374	19,607	12,934	—	—
Cost of shares redeemed:
Class A	(210,248)	(136,142)	(275,131)	(7,258)	(126,306)	(20,501)	(221,734)
Class B	(1,615)	(55,373)	(12,898)	(7,431)	(11,445)	(19,854)	(17,905)
Class C	(2,598)	(24,350)	(6,283)	(7,097)	(7,662)	(6,452)	(10,382)
Class I(c)	(41,315)	(86,650)	—	(23,682)	(20,664)	(75,323)	(1,565)
Class T	—	(51,342)	(409)	—	—	—	—
	(255,776)	(353,857)	(294,721)	(45,468)	(166,077)	(122,130)	(251,586)
Redemption fee:
Class A	—	1	1	—	—	1	—
Class B	—	—	—	—	1	—	—
Class C	—	—	—	—	—	—	—
Class I(c)	—	—	—	—	—	—	—
Class T	—	—	—	—	—	—	—
	—	1	1	—	1	1	—
Automatic conversions:
Class A	4	21,409	1,408	809	203	2,209	538
Class B	(4)	(21,409)	(1,408)	(809)	(203)	(2,209)	(538)
	—	—	—	—	—		—
	31,379	(198,071)	1,293,391	150,230	(25,173)	(102,455)	(22,397)
Net increase (decrease) in net assets	52,531	166,101	1,354,741	137,868	(22,770)	318	2,569

Net Assets:
Beginning of year	$220,495	$1,729,897	$375,156	$274,141	$296,911	$359,149	$356,580
End of year	$273,026	$1,895,998	$1,729,897	$412,009	$274,141	$359,467	$359,149
Undistributed (Accumulated) Net Investment Income (Loss)	$258	$(411)	$(411)	$1,265	$800	$(17)	$(17)

The notes to the financial statements are an integral part of this report.

75

	TA IDEX
	Transamerica
	Convertible	TA IDEX Transamerica		TA IDEX Transamerica		TA IDEX Transamerica
	Securities	Equity		Flexible Income		Growth Opportunities
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2006	2007	2006	2007	2006	2007	2006
Share Activity:
Shares issued:
Class A	311	4,226	6,055	493	198	939	1,620
Class B	72	747	956	164	171	288	684
Class C	98	963	1,599	372	676	125	622
Class I(c)	23,177	8,822	55,914	17,539	12,656	796	25,652
Class T	—	57	—	—	—	—	—
	23,658	14,815	64,524	18,568	13,701	2,148	28,578
Shares issued-reinvested from distributions:
Class A	9	—	65	75	92	—	—
Class B	5	—	48	77	92	—	—
Class C	4	—	22	38	40	—	—
Class I(c)	346	—	331	1,912	1,172	—	—
	364	—	466	2,102	1,396	—	—
Issued from fund acquisition:
Class A	—	—	40,523	—	—	—	—
Class B	—	—	18,465	—	—	—	—
Class C	—	—	6,649	—	—	—	—
Class I(c)	—	—	15,958	—	—	—	—
Class T	—	—	7,204	—	—	—	—
	—	—	88,799	—	—	—	—
Shares redeemed:
Class A	(17,934)	(13,041)	(29,894)	(781)	(13,562)	(2,247)	(27,610)
Class B	(130)	(5,614)	(1,425)	(797)	(1,232)	(2,313)	(2,243)
Class C	(210)	(2,460)	(693)	(762)	(825)	(749)	(1,283)
Class I(c)	(3,425)	(8,395)	—	(2,524)	(2,202)	(8,408)	(187)
Class T	—	(1,774)	(15)	—	—	—	—
	(21,699)	(31,284)	(32,027)	(4,864)	(17,821)	(13,717)	(31,323)
Automatic conversions:
Class A	—	2,009	148	87	22	231	64
Class B	—	(2,121)	(155)	(87)	(22)	(245)	(68)
	—	(112)	(7)	—	—	(14)	(4)
Net increase (decrease) in shares outstanding:
Class A	(17,614)	(6,806)	16,897	(126)	(13,250)	(1,077)	(25,926)
Class B	(53)	(6,988)	17,889	(643)	(991)	(2,270)	(1,627)
Class C	(108)	(1,497)	7,577	(352)	(109)	(624)	(661)
Class I	20,098	427	72,203	16,927	11,626	(7,612)	25,465
Class T	—	(1,717)	7,189	—	—	—	—
	2,323	(16,581)	121,755	15,806	(2,724)	(11,583)	(2,749)

The notes to the financial statements are an integral part of this report.

76

	TA IDEX Transamerica High- Yield Bond		TA IDEX Transamerica Money Market		TA IDEX Transamerica Science & Technology		TA IDEX Transamerica Small/Mid Cap Value
	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007	Year Ended October 31, 2006	Year Ended October 31, 2007

Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$26,486	$27,863	$7,680	$5,358	$(423)	$(379)	$6,180
Net realized gain (loss) (a)	3,704	2,550	—	—	4,033	(509)	77,381
Change in unrealized appreciation (depreciation) (b)	(6,944)	5,827	—	—	27,561	4,065	101,180
Net increase (decrease) in net assets
resulting from operations	23,246	36,240	7,680	5,358	31,171	3,177	184,741
Distributions to Shareholders:
From net investment income:
Class A	(2,554)	(2,884)	(3,876)	(3,130)	—	—	(339)
Class B	(1,470)	(1,848)	(966)	(942)	—	—	—
Class C	(615)	(734)	(700)	(504)	—	—	(64)
Class I(c)	(21,811)	(20,919)	(2,136)	(782)	—	—	(6,046)
	(26,450)	(26,385)	(7,678)	(5,358)	—	—	(6,449)
Return of capital
Class A	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	—
Class C	—	—	—	—	—	—	—
Class I(c)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
From net realized gains:
Class A	—	—	—	—	—	(105)	(849)
Class B	—	—	—	—	—	(81)	(821)
Class C	—	—	—	—	—	(42)	(535)
Class I(c)	—	—	—	—	—	(839)	(8,419)
	—	—	—	—	—	(1,067)	(10,624)
Capital Share Transactions:
Proceeds from shares sold:
Class A	10,896	18,259	110,732	88,535	1,923	551	50,011
Class B	1,207	1,519	18,357	15,370	488	329	7,596
Class C	2,753	2,968	17,851	24,772	689	258	29,511
Class I(c)	61,746	326,422	209,116	113,779	—	60,735	23,041
	76,602	349,168	356,056	242,456	3,100	61,873	110,159
Dividends and distributions reinvested:
Class A	1,803	2,129	3,727	3,107	—	103	1,137
Class B	980	1,230	893	857	—	76	750
Class C	358	425	655	468	—	37	502
Class I(c)	21,811	20,919	2,120	731	—	839	14,464
	24,952	24,703	7,395	5,163	—	1,055	16,853
Cost of shares redeemed:
Class A	(21,615)	(314,046)	(98,923)	(163,975)	(1,961)	(63,110)	(21,331)
Class B	(7,614)	(12,527)	(20,138)	(21,902)	(1,317)	(1,611)	(14,052)
Class C	(4,201)	(8,273)	(16,155)	(23,951)	(712)	(1,065)	(7,577)
Class I(c)	(64,779)	(81,130)	(203,029)	(88,044)	—	(3,259)	(152,163)
	(98,209)	(415,976)	(338,245)	(297,872)	(3,990)	(69,045)	(195,123)
Redemption fee:
Class A	—	—	—	—	—	—	—
Class B	—	—	—	—	—	—	2
Class C	—	—	—	—	—	—	—
Class I(c)	—	—	—	—	—	—	—
	—	—	—	—	—	—	2
Automatic conversions:
Class A	794	242	1,515	246	31	7	1,995
Class B	(794)	(242)	(1,515)	(246)	(31)	(7)	(1,995)
	—	—	—	—	—	—	—
	3,345	(42,105)	25,206	(50,253)	(890)	(6,117)	(68,109)
Net increase (decrease) in net assets	141	(32,250)	25,208	(50,253)	30,281	(4,007)	99,559

Net Assets:
Beginning of year	$397,836	$430,086	$148,195	$198,448	$69,511	$73,518	$601,854
End of year	$397,977	$397,836	$173,403	$148,195	$99,792	$69,511	$701,413
Undistributed (Accumulated) Net Investment Income (Loss)	$1,537	$1,050	$94	$90	$(2)	$—	$5,056

The notes to the financial statements are an integral part of this report.

77

							TA IDEX Transamerica Small/Mid Cap Value
	TA IDEX Transamerica High-Yield Bond		TA IDEX Transamerica Money Market		TA IDEX Transamerica Science & Technology

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006	2007
Share Activity:
Shares issued:
Class A	1,171	2,011	110,732	88,535	404	138	2,339
Class B	130	168	18,357	15,370	110	85	385
Class C	299	328	17,852	24,772	149	68	1,464
Class I(c)	6,700	36,198	209,116	113,779	—	15,252	1,173
	8,300	38,705	356,057	242,456	663	15,543	5,361
Shares issued-reinvested from distributions:
Class A	196	236	3,727	3,107	—	25	62
Class B	106	136	893	857	—	19	43
Class C	39	47	655	468	—	9	29
Class I(c)	2,352	2,303	2,120	731	—	206	797
	2,693	2,722	7,395	5,163	—	259	931
Shares redeemed:
Class A	(2,333)	(35,041)	(98,924)	(163,975)	(461)	(15,859)	(1,076)
Class B	(826)	(1,382)	(20,138)	(21,902)	(318)	(422)	(745)
Class C	(455)	(914)	(16,155)	(23,952)	(177)	(285)	(395)
Class I(c)	(7,039)	(8,925)	(203,029)	(88,044)	—	(794)	(8,356)
	(10,653)	(46,262)	(338,246)	(297,873)	(956)	(17,360)	(10,572)
Automatic conversions:
Class A	86	27	1,515	246	7	2	96
Class B	(86)	(27)	(1,515)	(246)	(7)	(2)	(100)
	—	—	—	—	—	—	(4)
Net increase (decrease) in shares outstanding:
Class A	(880)	(32,767)	17,050	(72,087)	(50)	(15,694)	1,421
Class B	(676)	(1,105)	(2,403)	(5,921)	(215)	(320)	(417)
Class C	(117)	(539)	2,352	1,288	(28)	(208)	1,098
Class I	2,013	29,576	8,207	26,466	—	14,664	(6,386)
	340	(4,835)	25,206	(50,254)	(293)	(1,558)	(4,284)

The notes to the financial statements are an integral part of this report.

78

	TA IDEX
	Transamerica
	Small/Mid Cap	TA IDEX Transamerica Value
	Value	Balanced
	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2006	2007	2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$5,153	$1,133	$999
Net realized gain (a)	10,807	4,199	3,329
Change in unrealized appreciation (b)	50,680	2,184	4,745
Net increase (decrease) in net assets resulting from operations	66,640	7,516	9,073
Distributions to Shareholders:
From net investment income:
Class A	(780)	(537)	(608)
Class B	(88)	(205)	(274)
Class C	(40)	(131)	(148)
	(908)	(873)	(1,030)
Return of capital
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class I	—	—	—
	—	—	—
From net realized gains:
Class A	(2,553)	(898)	(474)
Class B	(3,216)	(564)	(346)
Class C	(1,477)	(319)	(175)
Class I	(24,100)	—	—
	(31,346)	(1,781)	(995)
Capital Share Transactions:
Proceeds from shares sold:
Class A	21,467	2,339	2,465
Class B	9,292	1,826	1,016
Class C	12,958	1,172	1,075
Class I	435,985	—	—
	479,702	5,337	4,556
Dividends and distributions reinvested:
Class A	3,203	1,403	1,057
Class B	3,023	725	592
Class C	1,204	437	311
Class I	24,100	—	—
	31,530	2,565	1,960
Cost of shares redeemed:
Class A	(370,179)	(8,665)	(8,605)
Class B	(14,077)	(4,679)	(6,283)
Class C	(7,913)	(2,140)	(3,221)
Class I	(5,884)	—	—
	(398,053)	(15,484)	(18,109)
Redemption fee:
Class A	—	—	—
Class B	1	—	—
Class C	—	—	—
	1	—	—
Automatic conversions:
Class A	350	2,221	1,363
Class B	(350)	(2,221)	(1,363)
	—	—	—
	113,180	(7,582)	(11,593)
Net increase (decrease) in net assets	147,566	(2,720)	(4,545)

Net Assets:
Beginning of year	$454,288	$64,387	$68,932
End of year	$601,854	$61,667	$64,387
Undistributed (Accumulated) Net Investment Income (Loss)	$3,756	$260	$157

The notes to the financial statements are an integral part of this report.

79

	TA IDEX
	Transamerica
	Small/Mid Cap	TA IDEX Transamerica Value
	Value	Balanced
	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2006	2007	2006
Share Activity:
Shares issued:
Class A	1,238	171	195
Class B	556	134	82
Class C	774	87	86
Class I	25,681	—	—
	28,249	392	363
Shares issued-reinvested from distributions:
Class A	193	106	85
Class B	189	55	48
Class C	75	33	25
Class I	1,461	—	—
	1,918	194	158
Shares redeemed:
Class A	(21,959)	(636)	(689)
Class B	(841)	(344)	(502)
Class C	(477)	(158)	(258)
Class I	(358)	—	—
	(23,635)	(1,138)	(1,449)
Automatic conversions:
Class A	20	162	109
Class B	(21)	(163)	(109)
	(1)	(1)	—
Net increase (decrease) in shares outstanding:
Class A	(20,508)	(197)	(300)
Class B	(117)	(318)	(481)
Class C	372	(38)	(147)
Class I	26,784	—	—
	6,531	(553)	(928)

(a)	Net realized and and unrealized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions.
(b)	Change in unrealized appreciation (depreciation) includes investment securities, futures contracts, written options and swaptions, swaps and foreign currency translation.
(c)	Class I was offered for investment on November 15, 2005

The notes to the financial statements are an integral part of this report.

80

FINANCIAL HIGHLIGHTS

For years ended:

	TA IDEX Legg Mason Partners All Cap
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$18.18		$16.10		$14.80		$13.95		$10.34

Investment Operations (h)
Net Investment income (loss)	0.07		0.09		0.06		(0.03)		(0.04)
Net realized and unrealized gain (loss) on investments	1.49		2.55		1.24		0.88		3.65
Total from investment operations	1.56		2.64		1.30		0.85		3.61

Distributions
Net investment income	(0.06)		(0.01)		—		—		—
Net realized gains on investments	(2.60)		(0.55)		—		—		—
Total distributions	(2.66)		(0.56)		—		—		—

Net Asset Value
End of year	$17.08		$18.18		$16.10		$14.80		$13.95

Total Return(a)	9.27%		16.74%		8.79%		6.09%		34.91%

Net Assets End of Period	$49,938		$55,622		$173,929		$438,047		$271,958

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.55	%(c)	1.55	%(c)	1.32	%(c)	1.33	%(c)	1.55	%(c)
Before reimbursement/fee waiver(b)	1.56	%(d)	1.57	%(d)	1.32	%(d)	1.33	%(d)	1.64	%(d)
Net investment income (loss), to average net assets(b)	0.42%		0.52%		0.36%		(0.17)%		(0.36)%
Portfolio turnover rate(e)	17%		25%		27%		25%		30%

	TA IDEX Legg Mason Partners All Cap
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$17.24		$15.39		$14.27		$13.53		$10.08

Investment Operations (h)
Net Investment income (loss)	(0.03)		(0.03)		(0.09)		(0.11)		(0.12)
Net realized and unrealized gain (loss) on investments	1.40		2.43		1.21		0.85		3.57
Total from investment operations	1.37		2.40		1.12		0.74		3.45

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	(2.60)		(0.55)		—		—		—
Total distributions	(2.60)		(0.55)		—		—		—

Net Asset Value
End of year	$16.01		$17.24		$15.39		$14.27		$13.53

Total Return(a)	8.57%		15.97%		7.84%		5.48%		34.23%

Net Assets End of Period	$88,268		$109,567		$123,494		$150,829		$158,147

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.19	%(c)	2.20	%(c)	2.19	%(c)	1.97	%(c)	2.20	%(c)
Before reimbursement/fee waiver(b)	2.19	%(d)	2.21	%(d)	2.19	%(d)	1.97	%(d)	2.29	%(d)
Net investment income (loss), to average net assets(b)	(0.22)%		(0.17)%		(0.58)%		(0.80)%		(1.01)%
Portfolio turnover rate(e)	17%		25%		27%		25%		30%

The notes to the financial statements are an integral part of this report

81

	TA IDEX Legg Mason Partners All Cap
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$17.25		$15.39		$14.26		$13.53		$10.26

Investment Operations (h)
Net Investment income (loss)	(0.02)		(0.02)		(0.08)		(0.12)		(0.12)
Net realized and unrealized gain (loss) on investments	1.41		2.43		1.21		0.85		3.39
Total from investment operations	1.39		2.41		1.13		0.73		3.27

Distributions
Net investment income	—		—	(f)	—		—		—
Net realized gains on investments	(2.60)		(0.55)		—		—		—
Total distributions	(2.60)		(0.55)		—		—		—

Net Asset Value
End of year	$16.04		$17.25		$15.39		$14.26		$13.53

Total Return(a)	8.70%		16.04%		7.89%		5.43%		31.87%

Net Assets End of Period	$35,568		$41,340		$49,909		$65,391		$2,547

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.13	%(c)	2.15	%(c)	2.15	%(c)	1.99	%(c)	2.20	%(c)
Before reimbursement/fee waiver(b)	2.13	%(d)	2.15	%(d)	2.15	%(d)	1.99	%(d)	2.29	%(d)
Net investment income (loss), to average net assets(b)	(0.15)%		(0.12)%		(0.53)%		(0.83)%		(1.01)%
Portfolio turnover rate(e)	17%		25%		27%		25%		30%

	TA IDEX Templeton Transamerica Global
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$29.28		$24.68		$22.57		$21.41		$19.06

Investment Operations (h)
Net Investment income (loss)	0.19		0.15		0.21		(0.07)		(0.05)
Net realized and unrealized gain (loss) on investments	6.70		4.45		2.14		1.23		2.40
Total from investment operations	6.89		4.60		2.35		1.16		2.35

Distributions
Net investment income	(0.34)		—		(0.24)		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.34)		—		(0.24)		—		—

Net Asset Value
End of year	$35.83		$29.28		$24.68		$22.57		$21.41

Total Return(a)	23.74%		18.65%		10.41%		5.41%		12.33%

Net Assets End of Period	$118,738		$117,367		$385,504		$226,517		$189,046

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.55	%(c)	1.55	%(c)	1.42	%(c)	1.85	%(c)	2.07	%(c)
Before reimbursement/fee waiver(b)	1.63	%(d)	1.62	%(d)	1.42	%(d)	1.85	%(d)	2.07	%(d)
Net investment income (loss), to average net assets(b)	0.59%		0.55%		0.85%		(0.31)%		(0.26)%
Portfolio turnover rate(e)	30%		55%		79%		140%		103%

The notes to the financial statements are an integral part of this report

82

	TA IDEX Templeton Transamerica Global
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$27.40		$23.24		$21.23		$20.25		$18.14

Investment Operations (h)
Net Investment income (loss)	(0.02)		(0.01)		0.02		(0.20)		(0.17)
Net realized and unrealized gain (loss) on investments	6.28		4.17		1.99		1.18		2.28
Total from investment operations	6.26		4.16		2.01		0.98		2.11

Distributions
Net investment income	(0.14)		—		—		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.14)		—		—		—		—

Net Asset Value
End of year	$33.52		$27.40		$23.24		$21.23		$20.25

Total Return(a)	22.94%		17.90%		9.48%		4.83%		11.57%

Net Assets End of Period	$63,876		$75,711		$90,877		$117,409		$153,046

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.20	%(c)	2.20	%(c)	2.20	%(c)	2.49	%(c)	2.72	%(c)
Before reimbursement/fee waiver(b)	2.39	%(d)	2.42	%(d)	2.41	%(d)	2.49	%(d)	2.72	%(d)
Net investment income (loss), to average net assets(b)	(0.07)%		(0.05)%		0.07%		(0.93)%		(0.91)%
Portfolio turnover rate(e)	30%		55%		79%		140%		103%

	TA IDEX Templeton Transamerica Global
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$27.37		$23.21		$21.21		$20.25		$18.00

Investment Operations (h)
Net Investment income (loss)	(0.02)		(0.01)		0.02		(0.15)		(0.17)
Net realized and unrealized gain (loss) on investments	6.27		4.17		1.99		1.11		2.42
Total from investment operations	6.25		4.16		2.01		0.96		2.25

Distributions
Net investment income	(0.15)		—		(0.01)		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.15)		—		(0.01)		—		—

Net Asset Value
End of year	$33.47		$27.37		$23.21		$21.21		$20.25

Total Return(a)	22.95%		17.87%		9.52%		4.74%		12.50%

Net Assets End of Period	$31,506		$32,341		$36,938		$48,378		$163

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.20	%(c)	2.20	%(c)	2.20	%(c)	2.18	%(c)	2.72	%(c)
Before reimbursement/fee waiver(b)	2.31	%(d)	2.35	%(d)	2.38	%(d)	2.18	%(d)	2.72	%(d)
Net investment income (loss), to average net assets(b)	(0.07)%		(0.05)%		0.07%		(0.72)%		(0.92)%
Portfolio turnover rate(e)	30%		55%		79%		140%		103%

The notes to the financial statements are an integral part of this report

83

	TA IDEX Templeton Transamerica Global
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$29.46		$25.05

Investment Operations (h)
Net Investment income (loss)	0.38		0.25
Net realized and unrealized gain (loss) on investments	6.71		4.16
Total from investment operations	7.09		4.41

Distributions
Net investment income	(0.52)		—
Net realized gains on investments	—		—
Total distributions	(0.52)		—

Net Asset Value
End of year	$36.03		$29.46

Total Return(a)	24.41%		17.60%

Net Assets End of Period	$44,660		$39,472

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.96	%(c)	0.94	%(c)
Before reimbursement/fee waiver(b)	0.96	%(d)	0.94	%(d)
Net investment income (loss), to average net assets(b)	1.18%		0.99%
Portfolio turnover rate(e)	30%		55%

	TA IDEX Transamerica Balanced
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$22.05		$19.90		$18.53		$17.43		$16.23

Investment Operations (h)
Net Investment income (loss)	0.17		0.12		0.15		0.14		0.19
Net realized and unrealized gain (loss) on investments	3.62		2.12		1.41		1.08		1.21
Total from investment operations	3.79		2.24		1.56		1.22		1.40

Distributions
Net investment income	(0.14)		(0.09)		(0.19)		(0.12)		(0.20)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.14)		(0.09)		(0.19)		(0.12)		(0.20)

Net Asset Value
End of year	$25.70		$22.05		$19.90		$18.53		$17.43

Total Return(a)	17.28%		11.27%		8.41%		7.03%		8.71%

Net Assets End of Period	$61,565		$55,547		$62,440		$72,997		$89,335

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.56	%(c)	1.58	%(c)	1.59	%(c)	1.70	%(c)	1.73	%(c)
Before reimbursement/fee waiver(b)	1.56	%(d)	1.58	%(d)	1.59	%(d)	1.70	%(d)	1.73	%(d)
Net investment income (loss), to average net assets(b)	0.73%		0.57%		0.75%		0.76%		1.13%
Portfolio turnover rate(e)	52%		51%		27%		107%		69%

The notes to the financial statements are an integral part of this report

84

	TA IDEX Transamerica Balanced
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$21.98		$19.88		$18.47		$17.39		$16.22

Investment Operations (h)
Net Investment income (loss)	0.04		—		0.04		0.04		0.08
Net realized and unrealized gain (loss) on investments	3.60		2.12		1.40		1.08		1.18
Total from investment operations	3.64		2.12		1.44		1.12		1.26

Distributions
Net investment income	(0.04)		(0.02)		(0.03)		(0.04)		(0.09)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.04)		(0.02)		(0.03)		(0.04)		(0.09)

Net Asset Value
End of year	$25.58		$21.98		$19.88		$18.47		$17.39

Total Return(a)	16.57%		10.65%		7.80%		6.44%		7.84%

Net Assets End of Period	$96,573		$118,286		$142,479		$170,630		$199,472

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.14	%(c)	2.15	%(c)	2.14	%(c)	2.26	%(c)	2.37	%(c)
Before reimbursement/fee waiver(b)	2.14	%(d)	2.15	%(d)	2.14	%(d)	2.26	%(d)	2.37	%(d)
Net investment income (loss), to average net assets(b)	0.15%		0.01%		0.20%		0.19%		0.48%
Portfolio turnover rate(e)	52%		51%		27%		107%		69%

	TA IDEX Transamerica Balanced
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$21.91		$19.82		$18.45		$17.39		$16.22

Investment Operations (h)
Net Investment income (loss)	0.04		0.01		0.04		(0.01)		0.08
Net realized and unrealized gain (loss) on investments	3.59		2.10		1.41		1.11		1.18
Total from investment operations	3.63		2.11		1.45		1.10		1.26

Distributions
Net investment income	(0.04)		(0.02)		(0.08)		(0.04)		(0.09)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.04)		(0.02)		(0.08)		(0.04)		(0.09)

Net Asset Value
End of year	$25.50		$21.91		$19.82		$18.45		$17.39

Total Return(a)	16.61%		10.64%		7.85%		6.33%		7.84%

Net Assets End of Period	$32,569		$36,750		$43,276		$53,990		$4,354

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.11	%(c)	2.12	%(c)	2.13	%(c)	2.28	%(c)	2.39	%(c)
Before reimbursement/fee waiver(b)	2.11	%(d)	2.12	%(d)	2.13	%(d)	2.28	%(d)	2.38	%(d)
Net investment income (loss), to average net assets(b)	0.18%		0.03%		0.21%		(0.08)%		0.48%
Portfolio turnover rate(e)	52%		51%		27%		107%		69%

The notes to the financial statements are an integral part of this report

85

	TA IDEX Transamerica Convertible Securities
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$12.76		$11.56		$11.00		$11.32		$9.39

Investment Operations (h)
Net Investment income (loss)	0.10		0.07		0.20		0.21		0.24
Net realized and unrealized gain (loss) on investments	3.22		1.33		0.81		0.56		1.92
Total from investment operations	3.32		1.40		1.01		0.77		2.16

Distributions
Net investment income	(0.11)		(0.07)		(0.20)		(0.22)		(0.23)
Net realized gains on investments	(0.67)		(0.13)		(0.25)		(0.87)		—
Total distributions	(0.78)		(0.20)		(0.45)		(1.09)		(0.23)

Net Asset Value
End of year	$15.30		$12.76		$11.56		$11.00		$11.32

Total Return(a)	27.41%		12.15%		9.24%		7.06%		23.49%

Net Assets End of Period	$11,276		$6,350		$209,374		$188,049		$175,175

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.33	%(c)	1.25	%(c)	1.17	%(c)	1.20	%(c)	1.33	%(c)
Before reimbursement/fee waiver(b)	1.33	%(d)	1.25	%(d)	1.17	%(d)	1.20	%(d)	1.33	%(d)
Net investment income (loss), to average net assets(b)	0.75%		0.59%		1.74%		1.83%		2.27%
Portfolio turnover rate(e)	92%		69%		87%		157%		119%

	TA IDEX Transamerica Convertible Securities
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$12.71		$11.54		$11.00		$11.31		$9.38

Investment Operations (h)
Net Investment income (loss)	0.01		—		0.09		0.14		0.17
Net realized and unrealized gain (loss) on investments	3.21		1.32		0.80		0.57		1.93
Total from investment operations	3.22		1.32		0.89		0.71		2.10

Distributions
Net investment income	(0.04)		(0.02)		(0.10)		(0.15)		(0.17)
Net realized gains on investments	(0.67)		(0.13)		(0.25)		(0.87)		—
Total distributions	(0.71)		(0.15)		(0.35)		(1.02)		(0.17)

Net Asset Value
End of year	$15.22		$12.71		$11.54		$11.00		$11.31

Total Return(a)	26.54%		11.47%		8.09%		6.52%		22.58%

Net Assets End of Period	$6,533		$6,651		$6,656		$6,379		$6,508

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.99	%(c)	1.99	%(c)	2.15	%(c)	1.79	%(c)	1.98	%(c)
Before reimbursement/fee waiver(b)	1.99	%(d)	1.99	%(d)	2.15	%(d)	1.79	%(d)	1.98	%(d)
Net investment income (loss), to average net assets(b)	0.10%		—%		0.76%		1.24%		1.62%
Portfolio turnover rate(e)	92%		69%		87%		157%		119%

The notes to the financial statements are an integral part of this report

86

	TA IDEX Transamerica Convertible Securities
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$12.66		$11.50		$10.97		$11.31		$9.36

Investment Operations (h)
Net Investment income (loss)	0.02		—		0.08		0.11		0.17
Net realized and unrealized gain (loss) on investments	3.20		1.31		0.82		0.57		1.95
Total from investment operations	3.22		1.31		0.90		0.68		2.12

Distributions
Net investment income	(0.04)		(0.02)		(0.12)		(0.15)		(0.17)
Net realized gains on investments	(0.67)		(0.13)		(0.25)		(0.87)		—
Total distributions	(0.71)		(0.15)		(0.37)		(1.02)		(0.17)

Net Asset Value
End of year	$15.17		$12.66		$11.50		$10.97		$11.31

Total Return(a)	26.69%		11.44%		8.17%		6.33%		22.84%

Net Assets End of Period	$3,598		$3,551		$4,465		$5,204		$5,048

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.94	%(c)	1.94	%(c)	2.16	%(c)	2.05	%(c)	1.98	%(c)
Before reimbursement/fee waiver(b)	1.94	%(d)	1.94	%(d)	2.16	%(d)	2.05	%(d)	1.98	%(d)
Net investment income (loss), to average net assets(b)	0.15%		0.02%		0.73%		0.98%		1.62%
Portfolio turnover rate(e)	92%		69%		87%		157%		119%

	TA IDEX Transamerica
	Convertible Securities
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$12.76		$11.71

Investment Operations (h)
Net Investment income (loss)	0.16		0.14
Net realized and unrealized gain (loss) on investments	3.23		1.17
Total from investment operations	3.39		1.31

Distributions
Net investment income	(0.17)		(0.13)
Net realized gains on investments	(0.67)		(0.13)
Total distributions	(0.84)		(0.26)

Net Asset Value
End of year	$15.31		$12.76

Total Return(a)	28.10%		11.26%

Net Assets End of Period	$148,562		$256,474

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.82	%(c)	0.82	%(c)
Before reimbursement/fee waiver(b)	0.82	%(d)	0.82	%(d)
Net investment income (loss), to average net assets(b)	1.24%		1.20%
Portfolio turnover rate(e)	92%		69%

The notes to the financial statements are an integral part of this report

87

	TA IDEX Transamerica Equity
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.83		$8.87		$7.44		$6.86		$5.52

Investment Operations (h)
Net Investment income (loss)	(0.05)		(0.07)		(0.02)		(0.07)		(0.05)
Net realized and unrealized gain (loss) on investments	2.29		1.11		1.58		0.65		1.39
Total from investment operations	2.24		1.04		1.56		0.58		1.34

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		(0.08)		(0.13)		—		—
Total distributions	—		(0.08)		(0.13)		—		—

Net Asset Value
End of year	$12.07		$9.83		$8.87		$7.44		$6.86

Total Return(a)	22.79%		11.71%		21.16%		8.45%		24.28%

Net Assets End of Period	$532,251		$500,483		$301,635		$176,851		$56,618

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.40	%(c)	1.51	%(c)	1.36	%(c)	1.50	%(c)	1.56	%(c)
Before reimbursement/fee waiver(b)	1.40	%(d)	1.51	%(d)	1.36	%(d)	1.50	%(d)	1.56	%(d)
Net investment income (loss), to average net assets(b)	(0.48)%		(0.70)%		(0.27)%		(0.90)%		(0.87)%
Portfolio turnover rate(e)	62%		19%		39%		97%		55%

	TA IDEX Transamerica Equity
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.35		$8.49		$7.19		$6.68		$5.40

Investment Operations (h)
Net Investment income (loss)	(0.12)		(0.12)		(0.08)		(0.11)		(0.09)
Net realized and unrealized gain (loss) on investments	2.16		1.06		1.51		0.62		1.37
Total from investment operations	2.04		0.94		1.43		0.51		1.28

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		(0.08)		(0.13)		—		—
Total distributions	—		(0.08)		(0.13)		—		—

Net Asset Value
End of year	$11.39		$9.35		$8.49		$7.19		$6.68

Total Return(a)	21.82%		11.06%		20.03%		7.68%		23.70%

Net Assets End of Period	$191,007		$222,144		$49,865		$47,928		$4,613

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.17	%(c)	2.17	%(c)	2.18	%(c)	2.20	%(c)	2.21	%(c)
Before reimbursement/fee waiver(b)	2.21	%(d)	2.34	%(d)	2.61	%(d)	2.72	%(d)	2.21	%(d)
Net investment income (loss), to average net assets(b)	(1.25)%		(1.34)%		(0.99)%		(1.62)%		(1.52)%
Portfolio turnover rate(e)	62%		19%		39%		97%		55%

The notes to the financial statements are an integral part of this report

88

	TA IDEX Transamerica Equity
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.37		$8.50		$7.20		$6.68		$5.30

Investment Operations (h)
Net Investment income (loss)	(0.11)		(0.12)		(0.08)		(0.11)		(0.09)
Net realized and unrealized gain (loss) on investments	2.16		1.07		1.51		0.63		1.47
Total from investment operations	2.05		0.95		1.43		0.52		1.38

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		(0.08)		(0.13)		—		—
Total distributions	—		(0.08)		(0.13)		—		—

Net Asset Value
End of year	$11.42		$9.37		$8.50		$7.20		$6.68

Total Return(a)	21.88%		11.16%		20.05%		7.78%		26.04%

Net Assets End of Period	$101,226		$97,047		$23,656		$21,808		$1,435

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.07	%(c)	2.10	%(c)	2.18	%(c)	2.20	%(c)	2.21	%(c)
Before reimbursement/fee waiver(b)	2.07	%(d)	2.10	%(d)	2.31	%(d)	2.55	%(d)	2.21	%(d)
Net investment income (loss), to average net assets(b)	(1.15)%		(1.27)%		(1.00)%		(1.63)%		(1.52)%
Portfolio turnover rate(e)	62%		19%		39%		97%		55%

	TA IDEX Transamerica Equity
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$9.90		$9.17

Investment Operations (h)
Net Investment income (loss)	0.01		—
Net realized and unrealized gain (loss) on investments	2.32		0.81
Total from investment operations	2.33		0.81

Distributions
Net investment income	—		—
Net realized gains on investments	—		(0.08)
Total distributions	—		(0.08)

Net Asset Value
End of year	$12.23		$9.90

Total Return(a)	23.54%		8.83%

Net Assets End of Period	$888,019		$714,803

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.78	%(c)	0.81	%(c)
Before reimbursement/fee waiver(b)	0.78	%(d)	0.81	%(d)
Net investment income (loss), to average net assets(b)	0.13%		0.02%
Portfolio turnover rate(e)	62%		19%

The notes to the financial statements are an integral part of this report

89

	TA IDEX Transamerica Equity
	Class T (g)
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$27.18		$27.10

Investment Operations (h)
Net Investment income (loss)	—	(f)	—
Net realized and unrealized gain (loss) on investments	6.35		0.08
Total from investment operations	6.35		0.08

Distributions
Net investment income	—		—
Net realized gains on investments	—		—
Total distributions	—		—

Net Asset Value
End of year	$33.53		$27.18

Total Return(a)	23.36%		0.30%

Net Assets End of Period	$183,495		$195,420

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.91	%(c)	0.84	%(c)
Before reimbursement/fee waiver(b)	0.91	%(d)	0.84	%(d)
Net investment income (loss), to average net assets(b)	0.01%		(0.21)%
Portfolio turnover rate(e)	62%		19%

	TA IDEX Transamerica Flexible Income
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.38		$9.31		$9.68		$10.21		$9.94

Investment Operations (h)
Net Investment income (loss)	0.48		0.43		0.37		0.38		0.36
Net realized and unrealized gain (loss) on investments	(0.25)		0.05		(0.32)		0.14		0.27
Total from investment operations	0.23		0.48		0.05		0.52		0.63

Distributions
Net investment income	(0.47)		(0.41)		(0.38)		(0.38)		(0.36)
Net realized gains on investments	—		—		—		(0.63)		—
Total distributions	(0.47)		(0.41)		(0.42)		(1.05)		(0.36)

Net Asset Value
End of year	$9.14		$9.38		$9.31		$9.68		$10.21

Total Return(a)	2.42%		5.34%		0.47%		5.72%		6.39%

Net Assets End of Period	$15,409		$17,005		$140,203		$80,201		$87,898

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.40	%(c)	1.47	%(c)	1.25	%(c)	1.43	%(c)	1.49	%(c)
Before reimbursement/fee waiver(b)	1.40	%(d)	1.47	%(d)	1.25	%(d)	1.43	%(d)	1.50	%(d)
Net investment income (loss), to average net assets(b)	5.12%		4.64%		3.85%		3.89%		3.56%
Portfolio turnover rate(e)	108%		110%		58%		169%		164%

The notes to the financial statements are an integral part of this report

90

	TA IDEX Transamerica Flexible Income
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.39		$9.32		$9.68		$10.20		$9.94

Investment Operations (h)
Net Investment income (loss)	0.42		0.38		0.29		0.32		0.30
Net realized and unrealized gain (loss) on investments	(0.26)		0.06		(0.32)		0.15		0.25
Total from investment operations	0.16		0.44		(0.03)		0.47		0.55

Distributions
Net investment income	(0.41)		(0.37)		(0.29)		(0.32)		(0.29)
Net realized gains on investments	—		—		—		(0.63)		—
Total distributions	(0.41)		(0.37)		(0.33)		(0.99)		(0.29)

Net Asset Value
End of year	$9.14		$9.39		$9.32		$9.68		$10.20

Total Return(a)	1.66%		4.81%		(0.36)%		5.13%		5.59%

Net Assets End of Period	$17,007		$23,501		$32,560		$45,338		$69,502

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.04	%(c)	2.08	%(c)	2.08	%(c)	2.03	%(c)	2.14	%(c)
Before reimbursement/fee waiver(b)	2.04	%(d)	2.08	%(d)	2.08	%(d)	2.03	%(d)	2.15	%(d)
Net investment income (loss), to average net assets(b)	4.48%		4.08%		3.02%		3.25%		2.91%
Portfolio turnover rate(e)	108%		110%		58%		169%		164%

	TA IDEX Transamerica Flexible Income
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.36		$9.30		$9.67		$10.20		$9.98

Investment Operations (h)
Net Investment income (loss)	0.42		0.39		0.29		0.33		0.29
Net realized and unrealized gain (loss) on investments	(0.25)		0.04		(0.33)		0.13		0.22
Total from investment operations	0.17		0.43		(0.04)		0.46		0.51

Distributions
Net investment income	(0.41)		(0.37)		(0.29)		(0.32)		(0.29)
Net realized gains on investments	—		—		—		(0.63)		—
Total distributions	(0.41)		(0.37)		(0.33)		(0.99)		(0.29)

Net Asset Value
End of year	$9.12		$9.36		$9.30		$9.67		$10.20

Total Return(a)	1.81%		4.74%		(0.40)%		5.02%		5.16%

Net Assets End of Period	$8,982		$12,519		$13,439		$19,675		$8,178

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.00	%(c)	2.07	%(c)	2.11	%(c)	2.10	%(c)	2.14	%(c)
Before reimbursement/fee waiver(b)	2.00	%(d)	2.07	%(d)	2.11	%(d)	2.10	%(d)	2.15	%(d)
Net investment income (loss), to average net assets(b)	4.51%		4.15%		2.99%		3.37%		2.91%
Portfolio turnover rate(e)	108%		110%		58%		169%		164%

The notes to the financial statements are an integral part of this report

91

	TA IDEX Transamerica Flexible Income
	Class I
	October 31,		October 31,		October 31,
	2007		2006		2005

Net Asset Value
Beginning of year	$9.42		$9.35		$9.68

Investment Operations (h)
Net Investment income (loss)	0.53		0.50		0.40
Net realized and unrealized gain (loss) on investments	(0.26)		0.05		(0.32)
Total from investment operations	0.27		0.55		0.08

Distributions
Net investment income	(0.52)		(0.48)		(0.37)
Net realized gains on investments	—		—		—
Total distributions	(0.52)		(0.48)		(0.41)

Net Asset Value
End of year	$9.17		$9.42		$9.35

Total Return(a)	2.93%		6.04%		0.85%

Net Assets End of Period	$370,611		$221,116		$110,709

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.80	%(c)	0.86	%(c)	0.85	%(c)
Before reimbursement/fee waiver(b)	0.80	%(d)	0.86	%(d)	0.85	%(d)
Net investment income (loss), to average net assets(b)	5.71%		5.35%		4.25%
Portfolio turnover rate(e)	108%		110%		58%

	TA IDEX Transamerica Growth Opportunities
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$8.36		$7.85		$6.61		$5.95		$4.81

Investment Operations (h)
Net Investment income (loss)	(0.09)		(0.07)		(0.02)		(0.03)		(0.06)
Net realized and unrealized gain (loss) on investments	3.13		0.58		1.26		0.69		1.20
Total from investment operations	3.04		0.51		1.24		0.66		1.14

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	—		—		—		—		—

Net Asset Value
End of year	$11.40		$8.36		$7.85		$6.61		$5.95

Total Return(a)	36.20%		6.62%		18.76%		11.09%		23.70%

Net Assets End of Period	$64,825		$56,588		$256,559		$230,633		$147,340

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.75	%(c)	1.72	%(c)	1.41	%(c)	1.43	%(c)	1.75	%(c)
Before reimbursement/fee waiver(b)	1.77	%(d)	1.72	%(d)	1.41	%(d)	1.43	%(d)	2.21	%(d)
Net investment income (loss), to average net assets(b)	(1.00)%		(0.89)%		(0.30)%		(0.47)%		(1.11)%
Portfolio turnover rate(e)	85%		59%		34%		43%		97%

The notes to the financial statements are an integral part of this report

92

	TA IDEX Transamerica Growth Opportunities
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$7.92		$7.48		$6.37		$5.79		$4.70

Investment Operations (h)
Net Investment income (loss)	(0.14)		(0.13)		(0.09)		(0.09)		(0.09)
Net realized and unrealized gain (loss) on investments	2.94		0.57		1.20		0.67		1.18
Total from investment operations	2.80		0.44		1.11		0.58		1.09

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	—		—		—		—		—

Net Asset Value
End of year	$10.72		$7.92		$7.48		$6.37		$5.79

Total Return(a)	35.35%		5.88%		17.43%		10.02%		23.19%

Net Assets End of Period	$65,123		$66,098		$74,589		$77,869		$52,492

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.40	%(c)	2.40	%(c)	2.40	%(c)	2.40	%(c)	2.41	%(c)
Before reimbursement/fee waiver(b)	2.45	%(d)	2.46	%(d)	2.61	%(d)	2.64	%(d)	2.87	%(d)
Net investment income (loss), to average net assets(b)	(1.66)%		(1.57)%		(1.29)%		(1.44)%		(1.76)%
Portfolio turnover rate(e)	85%		59%		34%		43%		97%

	TA IDEX Transamerica Growth Opportunities
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$7.94		$7.49		$6.38		$5.79		$4.62

Investment Operations (h)
Net Investment income (loss)	(0.14)		(0.12)		(0.09)		(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments	2.94		0.57		1.20		0.69		1.26
Total from investment operations	2.80		0.45		1.11		0.59		1.17

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		—		—		—		—
Total distributions	—		—		—		—		—

Net Asset Value
End of year	$10.74		$7.94		$7.49		$6.38		$5.79

Total Return(a)	35.26%		6.01%		17.40%		10.19%		25.32%

Net Assets End of Period	$22,656		$21,688		$25,432		$28,103		$483

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.36	%(c)	2.38	%(c)	2.40	%(c)	2.40	%(c)	2.42	%(c)
Before reimbursement/fee waiver(b)	2.36	%(d)	2.38	%(d)	2.54	%(d)	2.65	%(d)	2.89	%(d)
Net investment income (loss), to average net assets(b)	(1.61)%		(1.54)%		(1.29)%		(1.58)%		(1.78)%
Portfolio turnover rate(e)	85%		59%		34%		43%		97%

The notes to the financial statements are an integral part of this report

93

	TA IDEX Transamerica Growth Opportunities
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$8.43		$7.99

Investment Operations (h)
Net Investment income (loss)	(0.01)		—
Net realized and unrealized gain (loss) on investments	3.17		0.44
Total from investment operations	3.16		0.44

Distributions
Net investment income	—		—
Net realized gains on investments	—		—
Total distributions	—		—

Net Asset Value
End of year	$11.59		$8.43

Total Return(a)	37.49%		5.51%

Net Assets End of Period	$206,863		$214,775

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.88	%(c)	0.88	%(c)
Before reimbursement/fee waiver(b)	0.88	%(d)	0.88	%(d)
Net investment income (loss), to average net assets(b)	(0.15)%		(0.06)%
Portfolio turnover rate(e)	85%		59%

	TA IDEX Transamerica High-Yield Bond
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.19		$8.97		$9.37		$9.08		$7.93

Investment Operations (h)
Net Investment income (loss)	0.60		0.61		0.56		0.52		0.57
Net realized and unrealized gain (loss) on investments	(0.07)		0.19		(0.37)		0.29		1.16
Total from investment operations	0.53		0.80		0.19		0.81		1.73

Distributions
Net investment income	(0.60)		(0.58)		(0.59)		(0.52)		(0.58)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.60)		(0.58)		(0.59)		(0.52)		(0.58)

Net Asset Value
End of year	$9.12		$9.19		$8.97		$9.37		$9.08

Total Return(a)	5.90%		9.27%		2.06%		9.23%		22.74%

Net Assets End of Period	$35,147		$43,514		$336,340		$309,223		$193,708

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.15	%(c)	1.16	%(c)	1.05	%(c)	1.08	%(c)	1.22	%(c)
Before reimbursement/fee waiver(b)	1.15	%(d)	1.16	%(d)	1.05	%(d)	1.08	%(d)	1.22	%(d)
Net investment income (loss), to average net assets(b)	6.45%		6.77%		6.04%		5.67%		6.57%
Portfolio turnover rate(e)	80%		73%		71%		49%		46%

The notes to the financial statements are an integral part of this report

94

	TA IDEX Transamerica High-Yield Bond
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.18		$8.97		$9.37		$9.08		$7.93

Investment Operations (h)
Net Investment income (loss)	0.53		0.55		0.48		0.46		0.51
Net realized and unrealized gain (loss) on investments	(0.06)		0.19		(0.37)		0.29		1.17
Total from investment operations	0.47		0.74		0.11		0.75		1.68

Distributions
Net investment income	(0.54)		(0.53)		(0.51)		(0.46)		(0.53)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.54)		(0.53)		(0.51)		(0.46)		(0.53)

Net Asset Value
End of year	$9.11		$9.18		$8.97		$9.37		$9.08

Total Return(a)	5.19%		8.53%		1.21%		8.52%		21.94%

Net Assets End of Period	$21,370		$27,753		$37,006		$49,422		$51,511

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.83	%(c)	1.83	%(c)	1.85	%(c)	1.72	%(c)	1.87	%(c)
Before reimbursement/fee waiver(b)	1.83	%(d)	1.83	%(d)	1.85	%(d)	1.72	%(d)	1.87	%(d)
Net investment income (loss), to average net assets(b)	5.77%		6.12%		5.18%		5.05%		5.92%
Portfolio turnover rate(e)	80%		73%		71%		49%		46%

	TA IDEX Transamerica High-Yield Bond
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$9.17		$8.96		$9.36		$9.08		$8.08

Investment Operations (h)
Net Investment income (loss)	0.53		0.55		0.47		0.46		0.51
Net realized and unrealized gain (loss) on investments	(0.06)		0.19		(0.36)		0.28		1.02
Total from investment operations	0.47		0.74		0.11		0.74		1.53

Distributions
Net investment income	(0.54)		(0.53)		(0.51)		(0.46)		(0.53)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.54)		(0.53)		(0.51)		(0.46)		(0.53)

Net Asset Value
End of year	$9.10		$9.17		$8.96		$9.36		$9.08

Total Return(a)	5.21%		8.54%		1.21%		8.41%		19.52%

Net Assets End of Period	$10,160		$11,317		$15,880		$25,379		$8,403

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.83	%(c)	1.83	%(c)	1.88	%(c)	1.78	%(c)	1.87	%(c)
Before reimbursement/fee waiver(b)	1.83	%(d)	1.83	%(d)	1.88	%(d)	1.78	%(d)	1.87	%(d)
Net investment income (loss), to average net assets(b)	5.77%		6.12%		5.11%		4.95%		5.92%
Portfolio turnover rate(e)	80%		73%		71%		49%		46%

The notes to the financial statements are an integral part of this report

95

	TA IDEX Transamerica High-Yield Bond
	Class I
	October 31,		October 31,		October 31,
	2007		2006		2005

Net Asset Value
Beginning of year	$9.24		$9.02		$9.39

Investment Operations (h)
Net Investment income (loss)	0.65		0.67		0.59
Net realized and unrealized gain (loss) on investments	(0.07)		0.18		(0.37)
Total from investment operations	0.58		0.85		0.22

Distributions
Net investment income	(0.65)		(0.63)		(0.59)
Net realized gains on investments	—		—		—
Total distributions	(0.65)		(0.63)		(0.59)

Net Asset Value
End of year	$9.17		$9.24		$9.02

Total Return(a)	6.39%		9.81%		2.33%

Net Assets End of Period	$331,300		$315,252		$40,860

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.65	%(c)	0.66	%(c)	0.66	%(c)
Before reimbursement/fee waiver(b)	0.65	%(d)	0.66	%(d)	0.66	%(d)
Net investment income (loss), to average net assets(b)	6.96%		7.29%		6.60%
Portfolio turnover rate(e)	80%		73%		71%

	TA IDEX Transamerica Money Market
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Operations (h)
Net Investment income (loss)	0.05		0.04		0.02		—	(f)	—	(f)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	0.05		0.04		0.02		—		—

Distributions
Net investment income	(0.05)		(0.04)		(0.02)		—	(f)	—	(f)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.05)		(0.04)		(0.02)		—	(f)	—	(f)

Net Asset Value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(a)	4.61%		4.09%		2.10%		0.42%		0.39%

Net Assets End of Period	$95,766		$78,716		$150,804		$185,311		$109,794

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.83	%(c)	0.83	%(c)	0.83	%(c)	0.83	%(c)	0.83	%(c)
Before reimbursement/fee waiver(b)	1.20	%(d)	1.23	%(d)	1.05	%(d)	1.19	%(d)	1.22	%(d)
Net investment income (loss), to average net assets(b)	4.54%		3.98%		2.08%		0.45%		0.42%

The notes to the financial statements are an integral part of this report

96

	TA IDEX Transamerica Money Market
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Operations (h)
Net Investment income (loss)	0.04		0.03		0.02		—	(f)	—	(f)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	0.04		0.03		0.02		—		—

Distributions
Net investment income	(0.04)		(0.03)		(0.02)		—	(f)	—	(f)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.04)		(0.03)		(0.02)		—	(f)	—	(f)

Net Asset Value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(a)	3.92%		3.41%		1.60%		0.14%		0.12%

Net Assets End of Period	$23,324		$25,727		$31,647		$40,203		$54,324

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.48	%(c)	1.48	%(c)	1.32	%(c)	1.10	%(c)	1.16	%(c)
Before reimbursement/fee waiver(b)	1.83	%(d)	1.80	%(d)	1.79	%(d)	1.81	%(d)	1.87	%(d)
Net investment income (loss), to average net assets(b)	3.87%		3.50%		1.57%		0.13%		0.08%

	TA IDEX Transamerica Money Market
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Operations (h)
Net Investment income (loss)	0.04		0.03		0.02		—	(f)	—	(f)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—
Total from investment operations	0.04		0.03		0.02		—		—

Distributions
Net investment income	(0.04)		(0.03)		(0.02)		—	(f)	—	(f)
Net realized gains on investments	—		—		—		—		—
Total distributions	(0.04)		(0.03)		(0.02)		—	(f)	—	(f)

Net Asset Value
End of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(a)	3.92%		3.16%		1.87%		0.14%		0.12%

Net Assets End of Period	$19,638		$17,286		$15,997		$22,277		$3,542

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.48	%(c)	1.48	%(c)	1.26	%(c)	0.98	%(c)	1.04	%(c)
Before reimbursement/fee waiver(b)	1.73	%(d)	1.82	%(d)	1.89	%(d)	1.96	%(d)	1.87	%(d)
Net investment income (loss), to average net assets(b)	3.88%		3.40%		1.61%		0.43%		0.21%

The notes to the financial statements are an integral part of this report

97

	TA IDEX Transamerica Money Market
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$1.00		$1.00

Investment Operations (h)
Net Investment income (loss)	0.05		0.04
Net realized and unrealized gain (loss) on investments	—		—
Total from investment operations	0.05		0.04

Distributions
Net investment income	(0.05)		(0.04)
Net realized gains on investments	—		—
Total distributions	(0.05)		(0.04)

Net Asset Value
End of year	$1.00		$1.00

Total Return(a)	4.98%		4.30%

Net Assets End of Period	$34,673		$26,466

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.48	%(c)	0.48	%(c)
Before reimbursement/fee waiver(b)	0.52	%(d)	0.51	%(d)
Net investment income (loss), to average net assets(b)	4.88%		4.39%

	TA IDEX Transamerica Science & Technology
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$3.91		$3.82		$3.80		$3.61		$2.56

Investment Operations (h)
Net Investment income (loss)	(0.05)		(0.03)		0.03		(0.04)		(0.04)
Net realized and unrealized gain (loss) on investments	1.81		0.18		0.02		0.23		1.09
Total from investment operations	1.76		0.15		0.05		0.19		1.05

Distributions
Net investment income	—		—		(0.03)		—		—
Net realized gains on investments	—		(0.06)		—		—		—
Total distributions	—		(0.06)		(0.03)		—		—

Net Asset Value
End of year	$5.67		$3.91		$3.82		$3.80		$3.61

Total Return(a)	45.01%		3.78%		1.23%		5.26%		41.02%

Net Assets End of Period	$7,874		$5,616		$65,423		$119,985		$78,289

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.55	%(c)	1.53	%(c)	1.32	%(c)	1.36	%(c)	1.55	%(c)
Before reimbursement/fee waiver(b)	1.78	%(d)	1.67	%(d)	1.32	%(d)	1.36	%(d)	1.90	%(d)
Net investment income (loss), to average net assets(b)	(1.03)%		(0.72)%		0.63%		(1.12)%		(1.23)%
Portfolio turnover rate(e)	66%		94%		73%		41%		24%

The notes to the financial statements are an integral part of this report

98

	TA IDEX Transamerica Science & Technology
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$32.74		$3.68		$3.68		$3.51		$2.50

Investment Operations (h)
Net Investment income (loss)	(0.07)		(0.06)		(0.02)		(0.06)		(0.06)
Net realized and unrealized gain (loss) on investments	1.73		0.18		0.02		0.23		1.07
Total from investment operations	1.66		0.12		—		0.17		1.01

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		(0.06)		—		—		—
Total distributions	—		(0.06)		—		—		—

Net Asset Value
End of year	$5.40		$3.74		$3.68		$3.68		$3.51

Total Return(a)	44.39%		3.10%		—%		4.84%		40.40%

Net Assets End of Period	$4,913		$4,208		$5,316		$6,874		$7,864

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.19	%(c)	2.18	%(c)	2.20	%(c)	1.91	%(c)	2.20	%(c)
Before reimbursement/fee waiver(b)	2.53	%(d)	2.57	%(d)	2.68	%(d)	1.91	%(d)	2.55	%(d)
Net investment income (loss), to average net assets(b)	(1.67)%		(1.58)%		(0.58)%		(1.68)%		(1.88)%
Portfolio turnover rate(e)	66%		94%		73%		41%		24%

	TA IDEX Transamerica Science & Technology
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$3.73		$3.67		$3.67		$3.51		$2.45

Investment Operations (h)
Net Investment income (loss)	(0.07)		(0.06)		(0.02)		(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	1.73		0.18		0.02		0.23		1.12
Total from investment operations	1.66		0.12		—		0.16		1.06

Distributions
Net investment income	—		—		—		—		—
Net realized gains on investments	—		(0.06)		—		—		—
Total distributions	—		(0.06)		—		—		—

Net Asset Value
End of year	$5.39		$3.73		$3.67		$3.67		$3.51

Total Return(a)	44.50%		3.11%		—%		4.56%		43.27%

Net Assets End of Period	$2,799		$2,045		$2,779		$4,089		$739

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.15	%(c)	2.18	%(c)	2.20	%(c)	2.20	%(c)	2.20	%(c)
Before reimbursement/fee waiver(b)	2.36	%(d)	2.35	%(d)	2.65	%(d)	2.60	%(d)	2.55	%(d)
Net investment income (loss), to average net assets(b)	(1.63)%		(1.57)%		(0.51)%		(1.94)%		(1.88)%
Portfolio turnover rate(e)	66%		94%		73%		41%		24%

The notes to the financial statements are an integral part of this report

99

	TA IDEX Transamerica Science & Technology
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$3.93		$3.98

Investment Operations (h)
Net Investment income (loss)	(0.02)		(0.01)
Net realized and unrealized gain (loss) on investments	1.83		0.02
Total from investment operations	1.81		0.01

Distributions
Net investment income	—		—
Net realized gains on investments	—		(0.06)
Total distributions	—		(0.06)

Net Asset Value
End of year	$5.74		$3.93

Total Return(a)	46.06%		0.12%

Net Assets End of Period	$84,206		$57,642

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.92	%(c)	0.92	%(c)
Before reimbursement/fee waiver(b)	0.92	%(d)	0.92	%(d)
Net investment income (loss), to average net assets(b)	(0.41)%		(0.35)%
Portfolio turnover rate(e)	66%		94%

	TA IDEX Transamerica Small/Mid Cap Value
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$17.78		$16.69		$14.32		$12.94		$9.09

Investment Operations (h)
Net Investment income (loss)	0.14		0.28		0.03		0.04		(0.11)
Net realized and unrealized gain (loss) on investments	6.30		1.96		2.85		2.56		3.96
Total from investment operations	6.44		2.24		2.88		2.60		3.85

Distributions
Net investment income	(0.13)		(0.03)		(0.09)		—		—
Net realized gains on investments	(0.31)		(1.12)		(0.42)		(1.22)		—
Total distributions	(0.44)		(1.15)		(0.51)		(1.22)		—

Net Asset Value
End of year	$23.78		$17.78		$16.69		$14.32		$12.94

Total Return(a)	36.99%		13.97%		20.41%		20.61%		42.35%

Net Assets End of Period	$96,667		$47,014		$386,346		$334,763		$149,557

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.41	%(c)	1.39	%(c)	1.24	%(c)	1.32	%(c)	1.73	%(c)
Before reimbursement/fee waiver(b)	1.41	%(d)	1.39	%(d)	1.24	%(d)	1.32	%(d)	1.73	%(d)
Net investment income (loss), to average net assets(b)	0.71%		1.61%		0.20%		0.31%		(1.04)%
Portfolio turnover rate(e)	22%		21%		42%		81%		55%

The notes to the financial statements are an integral part of this report

100

	TA IDEX Transamerica Small/Mid Cap Value
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$17.12		$16.21		$13.97		$12.73		$8.98

Investment Operations (h)
Net Investment income (loss)	0.02		(0.01)		(0.11)		(0.06)		(0.17)
Net realized and unrealized gain (loss) on investments	6.06		2.07		2.77		2.52		3.92
Total from investment operations	6.08		2.06		2.66		2.46		3.75

Distributions
Net investment income	—		(0.03)		—		—		—
Net realized gains on investments	(0.31)		(1.12)		(0.42)		(1.22)		—
Total distributions	(0.31)		(1.15)		(0.42)		(1.22)		—

Net Asset Value
End of year	$22.89		$17.12		$16.21		$13.97		$12.73

Total Return(a)	36.09%		13.21%		19.30%		19.85%		41.76%

Net Assets End of Period	$53,285		$47,007		$46,410		$40,477		$33,196

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.07	%(c)	2.10	%(c)	2.14	%(c)	1.97	%(c)	2.38	%(c)
Before reimbursement/fee waiver(b)	2.07	%(d)	2.10	%(d)	2.14	%(d)	1.97	%(d)	2.38	%(d)
Net investment income (loss), to average net assets(b)	0.12%		(0.06)%		(0.70)%		(0.43)%		(1.69)%
Portfolio turnover rate(e)	22%		21%		42%		81%		55%

	TA IDEX Transamerica Small/Mid Cap Value
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$17.09		$16.18		$13.96		$12.73		$9.01

Investment Operations (h)
Net Investment income (loss)	0.02		—		(0.12)		(0.01)		(0.18)
Net realized and unrealized gain (loss) on investments	6.05		2.06		2.77		2.46		3.90
Total from investment operations	6.07		2.06		2.65		2.45		3.72

Distributions
Net investment income	(0.04)		(0.03)		(0.01)		—		—
Net realized gains on investments	(0.31)		(1.12)		(0.42)		(1.22)		—
Total distributions	(0.35)		(1.15)		(0.43)		(1.22)		—

Net Asset Value
End of year	$22.81		$17.09		$16.18		$13.96		$12.73

Total Return(a)	36.16%		13.23%		19.22%		19.78%		41.29%

Net Assets End of Period	$63,856		$29,105		$21,532		$19,678		$1,995

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.04	%(c)	2.08	%(c)	2.20	%(c)	2.07	%(c)	2.38	%(c)
Before reimbursement/fee waiver(b)	2.04	%(d)	2.08	%(d)	2.20	%(d)	2.07	%(d)	2.38	%(d)
Net investment income (loss), to average net assets(b)	0.10%		(0.03)%		(0.76)%		(0.02)%		(1.69)%
Portfolio turnover rate(e)	22%		21%		42%		81%		55%

The notes to the financial statements are an integral part of this report

101

	TA IDEX Transamerica Small/Mid Cap Value
	Class I
	October 31,		October 31,
	2007		2006

Net Asset Value
Beginning of year	$17.87		$16.84

Investment Operations (h)
Net Investment income (loss)	0.26		0.18
Net realized and unrealized gain (loss) on investments	6.32		1.97
Total from investment operations	6.58		2.15

Distributions
Net investment income	(0.23)		—
Net realized gains on investments	(0.31)		(1.12)
Total distributions	(0.54)		(1.12)

Net Asset Value
End of year	$23.91		$17.87

Total Return(a)	37.78%		13.30%

Net Assets End of Period	$487,605		$478,728

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	0.85	%(c)	0.86	%(c)
Before reimbursement/fee waiver(b)	0.85	%(d)	0.86	%(d)
Net investment income (loss), to average net assets(b)	1.30%		1.05%
Portfolio turnover rate(e)	22%		21%

	TA IDEX Transamerica Value Balanced
	Class A
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$13.30		$11.95		$12.11		$11.49		$9.69

Investment Operations (h)
Net Investment income (loss)	0.28		0.23		0.24		0.18		0.18
Net realized and unrealized gain (loss) on investments	1.41		1.54		0.69		0.61		1.83
Total from investment operations	1.69		1.77		0.93		0.79		2.01

Distributions
Net investment income	(0.23)		(0.24)		(0.25)		(0.17)		(0.21)
Net realized gains on investments	(0.38)		(0.18)		(0.84)		—		—
Total distributions	(0.61)		(0.42)		(1.09)		(0.17)		(0.21)

Net Asset Value
End of year	$14.38		$13.30		$11.95		$12.11		$11.49

Total Return(a)	13.11%		15.09%		7.79%		6.99%		21.04%

Net Assets End of Period	$32,485		$32,666		$32,934		$37,393		$11,832

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	1.55	%(c)	1.55	%(c)	1.55	%(c)	1.55	%(c)	1.55	%(c)
Before reimbursement/fee waiver(b)	1.58	%(d)	1.63	%(d)	1.59	%(d)	1.63	%(d)	2.20	%(d)
Net investment income (loss), to average net assets(b)	2.06%		1.84%		2.03%		1.50%		1.75%
Portfolio turnover rate(e)	42%		42%		57%		122%		50%

The notes to the financial statements are an integral part of this report

102

	TA IDEX Transamerica Value Balanced
	Class B
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$13.25		$11.91		$12.07		$11.46		$9.69

Investment Operations (h)
Net Investment income (loss)	0.19		0.15		0.17		0.10		0.11
Net realized and unrealized gain (loss) on investments	1.41		1.53		0.68		0.61		1.80
Total from investment operations	1.60		1.68		0.85		0.71		1.91

Distributions
Net investment income	(0.15)		(0.16)		(0.17)		(0.10)		(0.14)
Net realized gains on investments	(0.38)		(0.18)		(0.84)		—		—
Total distributions	(0.53)		(0.34)		(1.01)		(0.10)		(0.14)

Net Asset Value
End of year	$14.32		$13.25		$11.91		$12.07		$11.46

Total Return(a)	12.40%		14.28%		7.13%		6.23%		19.98%

Net Assets End of Period	$17,508		$20,405		$24,072		$29,409		$13,744

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.20	%(c)	2.20	%(c)	2.20	%(c)	2.20	%(c)	2.20	%(c)
Before reimbursement/fee waiver(b)	2.27	%(d)	2.28	%(d)	2.27	%(d)	2.30	%(d)	2.85	%(d)
Net investment income (loss), to average net assets(b)	1.43%		1.20%		1.39%		0.81%		1.10%
Portfolio turnover rate(e)	42%		42%		57%		122%		50%

	TA IDEX Transamerica Value Balanced
	Class C
	October 31,		October 31,		October 31,		October 31,		October 31,
	2007		2006		2005		2004		2003

Net Asset Value
Beginning of year	$13.25		$11.91		$12.07		$11.46		$9.71

Investment Operations (h)
Net Investment income (loss)	0.19		0.15		0.17		0.11		0.12
Net realized and unrealized gain (loss) on investments	1.41		1.53		0.69		0.60		1.77
Total from investment operations	1.60		1.68		0.86		0.71		1.89

Distributions
Net investment income	(0.16)		(0.16)		(0.18)		(0.10)		(0.14)
Net realized gains on investments	(0.38)		(0.18)		(0.84)		—		—
Total distributions	(0.54)		(0.34)		(1.02)		(0.10)		(0.14)

Net Asset Value
End of year	$14.31		$13.25		$11.91		$12.07		$11.46

Total Return(a)	12.40%		14.33%		7.18%		6.31%		19.73%

Net Assets End of Period	$11,674		$11,316		$11,926		$14,285		$530

Ratio and Supplemental Data

Expenses to average net assets:
After reimbursement/fee waiver(b)	2.17	%(c)	2.20	%(c)	2.16	%(c)	2.20	%(c)	2.20	%(c)
Before reimbursement/fee waiver(b)	2.17	%(d)	2.20	%(d)	2.16	%(d)	2.39	%(d)	2.86	%(d)
Net investment income (loss), to average net assets(b)	1.44%		1.19%		1.43%		0.78%		1.10%
Portfolio turnover rate(e)	42%		42%		57%		122%		50%

The notes to the financial statements are an integral part of this report

103

(a)   Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(b)   Annualized

(c)   Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any (see Note 2).

(d)   Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment advisor.

(e)   Not annualized

(f)    Rounds to less than $(.01) per share.

(g)   Class T was offered for investment on October 27, 2006.

(h)   Per share information is calculated based on average number of shares outstanding.

The notes to the financial statements are an integral part of this report

104

NOTES TO FINANCIAL STATEMENTS

At October 31, 2007

(all amounts in thousands)

NOTE 1.                         ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds (“TA IDEX”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TA IDEX Legg Mason Partners All Cap, TA IDEX Templeton Transamerica Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Money Market, TA IDEX Transamerica Science & Technology, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Value Balanced (each, a “Fund”; collectively, the “Funds”), are part of Transamerica IDEX Mutual Funds.

TA IDEX Legg Mason Partners All Cap and TA IDEX Transamerica Science & Technology are “non-diversified” under the 1940 Act.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Multiple class operations, income and expenses: The Funds, except TA IDEX Legg Mason Partners All Cap and TA IDEX Transamerica Equity, currently have four classes of shares, Class A, Class B, Class C and Class I. TA IDEX Legg Mason Partners All Cap currently has three classes of shares, Class A, Class B and Class C. TA IDEX Transamerica Equity currently has five classes of shares, Class A, Class B, Class C, Class I and Class T. Class T shares are not available to new investors. Each of the above classes has a public offering price that reflects different sales charges, if any, and expense levels. Class I is only available for investment to certain affiliated asset allocation funds. Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Funds’ investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Foreign securities generally are valued based on quotations from the primary market in which they are traded. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Funds’ net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Funds may be valued at fair market value as determined in good faith by the Funds’ Administrative Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Funds’ Administrative Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: Each Fund may leave cash overnight in its cash account with the custodian, State Street Bank & Trust Company (“State Street”). On July 2, 2007, State Street acquired the parent company of Investors Bank & Trust Company (“IBT”). State Street has been contracted on behalf of the Funds to invest excess cash into savings accounts, which at October 31, 2007 were paying an interest rate of 3.00%.

Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.

105

Repurchase agreements: The Funds are authorized to enter into repurchase agreements. The Funds, through their custodian, State Street, receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured comissions during the year ended October 31, 2007 included in net realized gains on the Statement of Operations, were as follows:

Fund	Commissions
TA IDEX Legg Mason Partners All Cap	$10
TA IDEX Templeton Transamerica Global	15
TA IDEX Transamerica Balanced	5
TA IDEX Transamerica Convertible Securities	—
TA IDEX Transamerica Equity	143
TA IDEX Transamerica Flexible Income	—
TA IDEX Transamerica Growth Opportunities	37
TA IDEX Transamerica High-Yield Bond	—
TA IDEX Transamerica Money Market	—
TA IDEX Transamerica Science & Technology	5
TA IDEX Transamerica Small/Mid Cap Value	30
TA IDEX Transamerica Value Balanced	2

Securities lending: The Funds may lend securities to qualified borrowers with State Street acting as the Funds’ lending agent. The Funds earn negotiated lenders’ fees. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities. The Funds monitor the market value of securities loaned on a daily basis and require collateral in an amount at least equal to the value of the securities loaned. The value of loaned securities and related collateral outstanding at October 31, 2007 were as follows:

		Cash
		Collateral
Fund	Value	Received
TA IDEX Legg Mason Partners All Cap	$12,153	$12,983
TA IDEX Templeton Transamerica Global	14,386	14,815
TA IDEX Transamerica Balanced	7,492	7,667
TA IDEX Transamerica Convertible Securities	10,166	10,416
TA IDEX Transamerica Equity	80,483	82,378
TA IDEX Transamerica Flexible Income	22,335	22,782
TA IDEX Transamerica Growth Opportunities	74,436	76,488
TA IDEX Transamerica High-Yield Bond	29,711	30,525
TA IDEX Transamerica Science & Technology	21,900	22,564
TA IDEX Transamerica Small/Mid Cap Value	140,222	145,058

106

The Funds have invested the cash collateral received from securities loaned in the following short term, interest bearing securities:

				TA IDEX
			TA IDEX	Transamerica
	TA IDEX Legg Mason	TA IDEX Templeton	Transamerica	Convertible
	Partners All Cap	Transamerica Global	Balanced	Securities

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$238	$272	$141	$191
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	893	1,019	528	717
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	893	1,020	528	717
Barclays, Eurodollar Term, 5.00%, 1/22/2008	119	136	70	95
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	1,430	1,631	844	1,147
Calyon, Eurodollar Term, 4.88%, 11/7/2007	357	408	211	287
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	179	204	105	143
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	298	340	176	239
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	894	1,020	528	717
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	179	204	106	143
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	1,191	1,359	703	956
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	1,013	1,155	598	812
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	1,013	1,155	598	812
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	894	1,020	528	717
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	357	408	211	287
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	119	136	70	95
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	1,072	1,223	633	860
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	655	748	387	526
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	772	881	456	620
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	357	408	211	287
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	60	68	35	48
	$12,983	$14,815	$7,667	$10,416

			TA IDEX
		TA IDEX	Transamerica	TA IDEX
	TA IDEX	Transamerica	Growth	Transamerica High-
	Transamerica Equity	Flexible Income	Opportunities	Yield Bond

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$1,512	$418	$1,404	$560
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	5,669	1,568	5,264	2,101
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	5,669	1,568	5,264	2,101
Barclays, Eurodollar Term, 5.00%, 1/22/2008	756	209	702	280
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	9,070	2,508	8,422	3,361
Calyon, Eurodollar Term, 4.88%, 11/7/2007	2,267	627	2,105	840
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	1,134	314	1,053	420
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	1,890	523	1,755	700
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	5,669	1,568	5,264	2,101
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	1,134	314	1,053	420
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	7,559	2,090	7,018	2,801
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	6,425	1,777	5,965	2,381
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	6,425	1,777	5,965	2,381
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	5,669	1,568	5,264	2,101
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	2,268	627	2,105	840
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	756	209	702	280
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	6,803	1,881	6,316	2,521
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	4,157	1,150	3,860	1,540
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	4,900	1,355	4,550	1,816
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	2,268	627	2,105	840
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	378	104	351	140
	$82,378	$22,782	$76,488	$30,525

107

	TA IDEX
	Transamerica	TA IDEX
	Science &	Transamerica
	Technology	Small/Mid Cap Value

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$414	$2,662
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	1,553	9,983
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	1,553	9,983
Barclays, Eurodollar Term, 5.00%, 1/22/2008	207	1,331
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	2,484	15,972
Calyon, Eurodollar Term, 4.88%, 11/7/2007	621	3,993
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	311	1,996
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	518	3,327
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	1,553	9,983
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	311	1,996
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	2,070	13,310
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	1,760	11,314
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	1,760	11,314
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	1,553	9,983
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	621	3,993
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	207	1,331
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	1,863	11,979
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	1,139	7,321
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	1,342	8,629
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	621	3,993
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	103	665
	$22,564	$145,058

108

Income from loaned securities earned by State Street for its services is net of fees on the Statements of Operations in the following amounts:

Fund	Fees
TA IDEX Legg Mason Partners All Cap	$22
TA IDEX Templeton Transamerica Global	13
TA IDEX Transamerica Balanced	16
TA IDEX Transamerica Convertible Securities	13
TA IDEX Transamerica Equity	79
TA IDEX Transamerica Flexible Income	40
TA IDEX Transamerica Growth Opportunities	111
TA IDEX Transamerica High-Yield Bond	53
TA IDEX Transamerica Science & Technology	74
TA IDEX Transamerica Small/Mid Cap Value	149

Real Estate Investment Trusts (“REITs”): There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Since some of the Funds invest primarily in real estate securities, the net asset value per share may fluctuate more widely than the value of shares of a fund that invests in a broad range of industries.

Dividend income is recorded at management estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Funds combine fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Option contracts: The Funds may enter into options contracts to manage exposure to market fluctuations. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. The primary risks associated with options are imperfect correlation between the change in value of the securities held and the prices of the options contracts; the possibility of an illiquid market; and inability of the counterparty to meet the contracts terms. When the Funds write covered call or put options, an amount equal to the premiums received by the Funds are included in the Funds’ Statements of Assets and Liabilities as an asset and as an equivalent liability. Options are marked-to-market daily to reflect the current value of the options written.

Transactions in written options were as follows:

TA IDEX Transamerica Value
Balanced	Premium	Contracts *
Balance at October 31, 2006	$608	5,994
Sales	718	5,847
Closing Buys	—	—
Expirations	(660)	(6,396)
Exercised	(247)	(2,192)
Balance at October 31, 2007	$418	3,153

*Contracts not in thousands.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2007, the Funds received redemption fees, which are located in the Funds’ Statements of Changes in Net Assets.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

NOTE 2.                         RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. (“TFAI”) is the Funds’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. AFSG Securities Corp. (“AFSG”), was the Funds’ distributor/principal underwriter. Effective May 1, 2007, Transamerica Capital Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TFAI, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.

Certain officers and trustees of the Funds are also officers and/or directors of TFAI, TFS and TCI.

109

The following schedules reflect the percentage of the Funds assets owned by affiliated investment companies at October 31, 2007:

TA IDEX Templeton Transamerica Global	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$2,510	0.97%
TA IDEX Asset Allocation-Growth Portfolio	7,085	2.74
TA IDEX Asset Allocation-Moderate Portfolio	25,805	9.97
TA IDEX Asset Allocation-Moderate Growth Portfolio	9,261	3.58
Total	$44,661	17.26%

TA IDEX Transamerica Convertible Securities	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$23,971	14.11%
TA IDEX Asset Allocation-Moderate Portfolio	60,014	35.31
TA IDEX Asset Allocation-Moderate Growth Portfolio	64,203	37.77
Total	$148,188	87.19%

TA IDEX Transamerica Equity	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$33,764	1.78%
TA IDEX Asset Allocation-Growth Portfolio	278,873	14.71
TA IDEX Asset Allocation-Moderate Portfolio	155,516	8.20
TA IDEX Asset Allocation-Moderate Growth Portfolio	418,118	22.05
Total	$886,271	46.74%

TA IDEX Transamerica Flexible Income	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$23,883	5.80%
TA IDEX Asset Allocation-Moderate Portfolio	69,001	16.75
TA IDEX Asset Allocation-Moderate Growth Portfolio	66,707	16.19
Asset Allocation-Conservative Portfolio	51,247	12.44
Asset Allocation-Moderate Growth Portfolio	91,712	22.26
Asset Allocation-Moderate Portfolio	67,922	16.48
Total	$370,472	89.92%

TA IDEX Transamerica Growth Opportunities	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$9,204	2.56%
TA IDEX Asset Allocation-Growth Portfolio	56,792	15.80
TA IDEX Asset Allocation-Moderate Portfolio	37,418	10.41
TA IDEX Asset Allocation-Moderate Growth Portfolio	103,409	28.77
Total	$206,823	57.54%

TA IDEX Transamerica High-Yield Bond	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$43,255	10.87%
TA IDEX Asset Allocation-Moderate Portfolio	96,618	24.28
TA IDEX Asset Allocation-Moderate Growth Portfolio	115,040	28.91
Asset Allocation-Conservative Portfolio	17,226	4.33
Asset Allocation-Moderate Growth Portfolio	34,833	8.75
Asset Allocation-Moderate Portfolio	23,424	5.88
Total	$330,396	83.02%

TA IDEX Transamerica Money Market	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$8,041	4.64%
TA IDEX Asset Allocation-Growth Portfolio	5,257	3.03
TA IDEX Asset Allocation-Moderate Portfolio	5,635	3.25
TA IDEX Asset Allocation-Moderate Growth Portfolio	11,590	6.69
TA IDEX Multi-Manager Alternative Strategies Fund	4,150	2.39
Total	$34,673	20.00%

TA IDEX Transamerica Science & Technology	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Growth Portfolio	22,645	22.69
TA IDEX Asset Allocation-Moderate Portfolio	17,558	17.60
TA IDEX Asset Allocation-Moderate Growth Portfolio	44,011	44.10
Total	$84,214	84.39%

TA IDEX Transamerica Small/Mid Cap Value	Net Assets	% of Net Assets
TA IDEX Asset Allocation-Conservative Portfolio	$23,732	3.38%
TA IDEX Asset Allocation-Growth Portfolio	164,208	23.41
TA IDEX Asset Allocation-Moderate Portfolio	85,176	12.15
TA IDEX Asset Allocation-Moderate Growth Portfolio	213,802	30.48
Total	$486,918	69.42%

Investment advisory fees: The Funds pay management fees to TFAI based on average daily net assets (“ANA”) at the following breakpoints:

Fund	Breakpoints
TA IDEX Legg Mason Partners All Cap	0.80% of the first $500 million of ANA
From November 1, 2006 to December 31, 2006:	0.70% of ANA over $500 million

TA IDEX Legg Mason Partners All Cap	0.80% of the first $500 million of ANA
From January 1, 2007 on:	0.675% of ANA over $500 million

TA IDEX Templeton Transamerica Global	0.80% of the first $500 million of ANA
0.70% of ANA over $500 million

TA IDEX Transamerica Balanced	0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of the next $1 billion of ANA
0.625% of ANA over $1.5 billion

TA IDEX Transamerica Convertible Securities	0.75% of the first $250 million of ANA
0.70% of ANA over $250 million

TA IDEX Transamerica Equity	0.75% of the first $500 million of ANA
0.70% of the next $2 billion of ANA
0.65% of ANA over $2.5 billion

TA IDEX Transamerica Flexible Income	0.80% of the first $100 million of ANA
From November 1, 2006 to December 31, 2006:	0.775% of the next $150 million of ANA
0.675% of ANA over $250 million

TA IDEX Transamerica Flexible Income	0.775% of the first $100 million of ANA
From January 1, 2007 on:	0.75% of the next $150 million of ANA
0.675% of the next $100 million of ANA
0.625% of ANA over $350 million

TA IDEX Transamerica Growth Opportunities	0.80% of the first $250 million of ANA
0.75% of the next $250 million of ANA
0.70% of ANA over $500 million

TA IDEX Transamerica High-Yield Bond	0.59% of the first $400 million of ANA
0.575% of the next $350 million of ANA
0.55% of ANA over $750 million

TA IDEX Transamerica Money Market	0.40% of ANA

TA IDEX Transamerica Science & Technology	0.78% of the first $500 million of ANA
0.70% of ANA over $500 million

TA IDEX Transamerica Small/Mid Cap Value	0.80% of the first $500 million of ANA
0.75% of ANA over $500 million

TA IDEX Transamerica Value Balanced	0.75% of the first $500 million of ANA
0.65% of the next $500 million of ANA
0.60% of ANA over $1 billion

110

TFAI has contractually agreed to waive its advisory fee and will reimburse the Funds to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

Expense
Fund	Limit
TA IDEX Legg Mason Partners All Cap	1.20%
TA IDEX Templeton Transamerica Global	1.20
TA IDEX Transamerica Balanced	1.45
TA IDEX Transamerica Convertible Securities	1.35
TA IDEX Transamerica Equity	1.17
TA IDEX Transamerica Flexible Income	1.50
TA IDEX Transamerica Growth Opportunities	1.40
TA IDEX Transamerica High-Yield Bond	1.24
TA IDEX Transamerica Money Market	0.48
TA IDEX Transamerica Science & Technology	1.18
TA IDEX Transamerica Small/Mid Cap Value	1.40
TA IDEX Transamerica Value Balanced	1.20

If total Fund expenses fall below the annual expense limitation agreement agreed to by the advisers within the succeeding three years, the Funds may be required to pay the advisers a portion or all of the reimbursed class expenses.

TA IDEX Templeton	Reimbursement of	Available for
Transamerica Global	Class Expenses	Recapture Through

Fiscal Year 2007:		10/31/2010
Class A	$94
Class B	131
Class C	35

Fiscal Year 2006:		10/31/2009
Class A	97
Class B	184
Class C	53

Fiscal Year 2005:		10/31/2008
Class B	226
Class C	77

TA IDEX Transamerica	Reimbursement of	Available for
Money Market	Class Expenses	Recapture Through

Fiscal Year 2007:		10/31/2010
Class A	$321
Class B	88
Class C	45
Class I	18

Fiscal Year 2006:		10/31/2009
Class A	290
Class B	81
Class C	47

Fiscal Year 2005:		10/31/2008
Class A	334
Class B	101
Class C	66

TA IDEX Transamerica Science	Reimbursement of	Available for
& Technology	Class Expenses	Recapture Through

Fiscal Year 2007:		10/31/2010
Class A	$13
Class B	14
Class C	4

Fiscal Year 2006:		10/31/2009
Class A	12
Class B	19
Class C	4

Fiscal Year 2005:		10/31/2008
Class B	30
Class C	15

The following Funds did not participate in the recapture program: TA IDEX Legg Mason Partners All Cap, TA IDEX Transamerica Equity, TA IDEX Transamerica Global Opportunities, and TA IDEX Value Balanced.

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits: 0.35% for Class A, 1.00% for Class B, 1.00% for Class C, and is not applicable for Class I and Class T.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2007, the underwriter commissions were as follows:

TA IDEX Legg Mason Partners All Cap
Received by Underwriter	$71
Retained by Underwriter	11
Contingent Deferred Sales Charge	125

TA IDEX Templeton Transamerica Global
Received by Underwriter	$86
Retained by Underwriter	13
Contingent Deferred Sales Charge	26

TA IDEX Transamerica Balanced
Received by Underwriter	$75
Retained by Underwriter	12
Contingent Deferred Sales Charge	78

TA IDEX Transamerica Convertible Securities
Received by Underwriter	$26
Retained by Underwriter	5
Contingent Deferred Sales Charge	18

TA IDEX Transamerica Equity
Received by Underwriter	$544
Retained by Underwriter	82
Contingent Deferred Sales Charge	202

TA IDEX Transamerica Flexible Income
Received by Underwriter	$38
Retained by Underwriter	8
Contingent Deferred Sales Charge	30

TA IDEX Transamerica Growth Opportunities
Received by Underwriter	$99
Retained by Underwriter	15
Contingent Deferred Sales Charge	68

TA IDEX Transamerica High-Yield Bond
Received by Underwriter	$124
Retained by Underwriter	25
Contingent Deferred Sales Charge	64

TA IDEX Transamerica Money Market
Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	98

TA IDEX Transamerica Science & Technology
Received by Underwriter	$13
Retained by Underwriter	2
Contingent Deferred Sales Charge	7

TA IDEX Transamerica Small/Mid Cap Value
Received by Underwriter	$296
Retained by Underwriter	46
Contingent Deferred Sales Charge	63

TA IDEX Transamerica Value Balanced
Received by Underwriter	$40
Retained by Underwriter	6
Contingent Deferred Sales Charge	15

111

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are for fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. The Funds paid TFS the following for the year ended October 31, 2007:

Fund	Fees
TA IDEX Legg Mason Partners All Cap	$517
TA IDEX Templeton Transamerica Global	791
TA IDEX Transamerica Balanced	469
TA IDEX Transamerica Convertible Securities	24
TA IDEX Transamerica Equity	2,675
TA IDEX Transamerica Flexible Income	113
TA IDEX Transamerica Growth Opportunities	748
TA IDEX Transamerica High-Yield Bond	119
TA IDEX Transamerica Money Market	384
TA IDEX Transamerica Science & Technology	61
TA IDEX Transamerica Small/Mid Cap Value	294
TA IDEX Transamerica Value Balanced	167

Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of the advisers for the year ended October 31, 2007.

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica IDEX Mutual Funds Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Funds of all deferred fees in the Plan as of October 31, 2007, amounted to the following:

Fund	Deferred Fees
TA IDEX Legg Mason Partners All Cap	$29
TA IDEX Templeton Transamerica Global	119
TA IDEX Transamerica Balanced	41
TA IDEX Transamerica Convertible Securities	8
TA IDEX Transamerica Equity	427
TA IDEX Transamerica Flexible Income	17
TA IDEX Transamerica Growth Opportunities	19
TA IDEX Transamerica High-Yield Bond	29
TA IDEX Transamerica Money Market	13
TA IDEX Transamerica Science & Technology	4
TA IDEX Transamerica Small/Mid Cap Value	18
TA IDEX Transamerica Value Balanced	16

Retirement plan: Under a retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX Mutual Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

The amounts shall be accrued by Transamerica IDEX Mutual Funds on a pro rata basis allocable to each Transamerica IDEX Mutual Funds based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

For the year ended October 31, 2007, the amounts related to the Emeritus Plan were as follows:

Emeritus Fees
Fund	Due
TA IDEX Legg Mason Partners All Cap	$13
TA IDEX Templeton Transamerica Global	17
TA IDEX Transamerica Balanced	13
TA IDEX Transamerica Convertible Securities	13
TA IDEX Transamerica Equity	96
TA IDEX Transamerica Flexible Income	15
TA IDEX Transamerica Growth Opportunities	21
TA IDEX Transamerica High-Yield Bond	22
TA IDEX Transamerica Money Market	8
TA IDEX Transamerica Science & Technology	4
TA IDEX Transamerica Small/Mid Cap Value	30
TA IDEX Transamerica Value Balanced	4

As of October 31, 2007, the Funds have not made any payments related to the Emeritus Plan. Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX Mutual Funds. The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Fund shall continue to pay any remaining benefits in accordance with the Plan, but no further compensation shall accrue under the Plan.

NOTE 3.                         INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2007 were as follows:

			Proceeds from
	Purchases of		maturities and
	securities:		sales of securities:
		U.S.		U.S.
Fund	Long-term	Government	Long-term	Government
TA IDEX Legg Mason Partners All Cap	$32,245	$—	$76,244	$—
TA IDEX Templeton Transamerica Global	74,221	—	125,844	—
TA IDEX Transamerica Balanced	73,851	27,065	115,628	37,272
TA IDEX Transamerica Convertible Securities	177,518	—	331,232	—
TA IDEX Transamerica Equity	1,042,256	—	1,231,478	—
TA IDEX Transamerica Flexible Income	383,640	152,556	260,420	125,278
TA IDEX Transamerica Growth Opportunities	267,323	—	366,016	—
TA IDEX Transamerica High-Yield Bond	302,870	—	295,676	—
TA IDEX Transamerica Money Market	—	—	—	—
TA IDEX Transamerica Science & Technology	51,416	—	49,768	—
TA IDEX Transamerica Small/Mid Cap Value	122,950	—	237,241	—
TA IDEX Transamerica Value Balanced	17,526	8,583	22,784	9,581

112

NOTE 4.                         FEDERAL INCOME TAX MATTERS

The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, foreign currency transactions, swaps, option contracts, partnerships, net operating losses and PFIC’s. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

			Undistributed
	Shares of		(accumulated)
	beneficial		net realized
	interest,	Undistributed	gain (loss)
	unlimited	(accumulated) net	from
	shares	investment	investment
Fund	authorized	income (loss)	securities
TA IDEX Legg Mason Partners All Cap	$—	$185	$(185)
TA IDEX Templeton Transamerica Global	—	321	(321)
TA IDEX Transamerica Balanced	—	(27)	27
TA IDEX Transamerica Equity	(4,552)	4,856	(304)
TA IDEX Transamerica Growth Opportunities	(2,307)	2,183	124
TA IDEX Transamerica High-Yield Bond	—	451	(451)
TA IDEX Transamerica Money Market	(2)	2	—
TA IDEX Transamerica Science & Technology	(4)	421	(417)
TA IDEX Transamerica Small/Mid Cap Value	—	1,568	(1,568)
TA IDEX Transamerica Value Balanced	(10)	(107)	117

The capital loss carryforwards are available to offset future realized capital gains through the periods listed:

	Capital Loss
Fund	Carryforwards	Available Through
TA IDEX Templeton Transamerica Global	44,986	October 31, 2009
TA IDEX Templeton Transamerica Global	205,203	October 31, 2010
TA IDEX Templeton Transamerica Global	57,944	October 31, 2011
TA IDEX Transamerica Equity	192,099	October 31, 2008
TA IDEX Transamerica Equity	308,384	October 31, 2009
TA IDEX Transamerica Equity	94,612	October 31, 2010
TA IDEX Transamerica Flexible Income	890	October 31, 2013
TA IDEX Transamerica Flexible Income	5,058	October 31, 2014
TA IDEX Transamerica Flexible Income	6,946	October 31, 2015
TA IDEX Transamerica Growth Opportunities	56,518	October 31, 2008
TA IDEX Transamerica Growth Opportunities	99,199	October 31, 2009
TA IDEX Transamerica Growth Opportunities	4,618	October 31, 2010
TA IDEX Transamerica Growth Opportunities	7,437	October 31, 2011
TA IDEX Transamerica High-Yield Bond	1,511	October 31, 2014
TA IDEX Transamerica Money Market	1	October 31, 2013
TA IDEX Transamerica Money Market	1	October 31, 2014
TA IDEX Transamerica Money Market	—	October 31, 2015

The capital loss carryforwards utilized during the year ended October 31, 2007 were as follows:

Capital Loss Carryforwards
Utilized During the Year Ended
Fund	October 31, 2007
TA IDEX Legg Mason Partners All Cap	$—
TA IDEX Templeton Transamerica Global	21,477
TA IDEX Transamerica Balanced	19,417
TA IDEX Transamerica Convertible Securities	—
TA IDEX Transamerica Equity	187,996
TA IDEX Transamerica Flexible Income	—
TA IDEX Transamerica Growth Opportunities	91,981
TA IDEX Transamerica High-Yield Bond	3,253
TA IDEX Transamerica Money Market	—
TA IDEX Transamerica Science & Technology	509
TA IDEX Transamerica Small/Mid Cap Value	—
TA IDEX Transamerica Value Balanced	1,100

113

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2007 was as follows:

	Distributions Paid		Distributions Paid
	From: 2006		From: 2007
		Long-		Long-
		term		term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
TA IDEX Legg Mason Partners All Cap	$116	$9,310	$390	$29,704
TA IDEX Templeton Transamerica Global	31	—	2,533	—
TA IDEX Transamerica Balanced	393	—	571	—
TA IDEX Transamerica Convertible Securities	3,250	1,261	2,509	14,409
TA IDEX Transamerica Flexible Income	13,372	—	20,040	—
TA IDEX Transamerica High- Yield Bond	26,385	—	26,450	—
TA IDEX Transamerica Money Market	5,358	—	7,678	—
TA IDEX Transamerica Science & Technology	—	1,067	—	—
TA IDEX Transamerica Small/Mid Cap Value	12,306	19,948	8,052	9,021
TA IDEX Transamerica Value Balanced	1,030	995	864	1,791

The tax basis components of distributable earnings as of October 31, 2007 are as follows:

					Net*
	Undistributed	Undistributed	Total Capital	Other	Unrealized
	Ordinary	Long-term	Loss	Temporary	Appreciation
Fund	Income	Capital Gain	Carryforward	Differences	(Depreciation)
TA IDEX Legg Mason Partners All Cap	$441	$14,798	$—	$(7)	$37,356
TA IDEX Templeton Transamerica Global	2,125	—	(329,610)	(115)	68,824
TA IDEX Transamerica Balanced	4	4,811	(19,417)	(26)	45,730
TA IDEX Transamerica Convertible Securities	8,160	28,135	—	—	32,477
TA IDEX Transamerica Equity	—	—	(783,091)	(411)	2,668
TA IDEX Transamerica Flexible Income	1,265	—	(12,894)	(6)	(5,445)
TA IDEX Transamerica Growth Opportunities	—	—	(259,753)	(17)	82,533
TA IDEX Transamerica High-Yield Bond	1,538	—	(4,764)	(15)	(4,324)
TA IDEX Transamerica Money Market	452	—	(2)	(4)	1
TA IDEX Transamerica Science & Technology	—	3,109	(509)	—	32,982
TA IDEX Transamerica Small/Mid Cap Value	5,056	76,038	—	—	228,110
TA IDEX Transamerica Value Balanced	48	3,016	(1,100)	(12)	13,532

*The amount includes unrealized appreciation (depreciation) from foreign currency translation and derivatives, if applicable.

NOTE 5.                         REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Funds’ investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that any such action will have a material adverse impact is remote. It is important to note that the Funds are not aware of any allegation of wrongdoing against them and their Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

114

NOTE 6.                         RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.

Implementation of FIN 48 requires Management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last 4 tax year ends and the interim tax period since then). The Funds have no examinations in progress and none are expected at this time.

As of September 28, 2007, Management of the Funds have reviewed all open tax years and major jurisdictions and concluded the adoption of FIN48 resulted in no impact the Funds’ net assets or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted.

As of October 31, 2007, Management does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

NOTE 7.                         SUBSEQUENT EVENT

Effective January 1, 2008, Transamerica Fund Advisors, Inc. will change its name to Transamerica Asset Management, Inc.

115

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of TA IDEX Legg Mason Partners All Cap, TA IDEX Templeton Transamerica Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Money Market, TA IDEX Transamerica Science & Technology, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Value Balanced:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Legg Mason Partners All Cap, TA IDEX Templeton Transamerica Global, TA IDEX Transamerica Balanced, TA IDEX Transamerica Convertible Securities, TA IDEX Transamerica Equity, TA IDEX Transamerica Flexible Income, TA IDEX Transamerica Growth Opportunities, TA IDEX Transamerica High-Yield Bond, TA IDEX Transamerica Money Market, TA IDEX Transamerica Science & Technology, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Transamerica Value Balanced (individually a “Fund”, collectively the “Funds”) at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 28, 2007

116

SUPPLEMENTAL INFORMATION

TAX INFORMATION

For dividends paid during the year ended October 31, 2007, the Funds designated the following as qualified dividend income:

Qualified Dividend
Fund	Income
TA IDEX Legg Mason Partners All Cap	$390
TA IDEX Templeton Transamerica Global	2,125
TA IDEX Transamerica Balanced	571
TA IDEX Transamerica Convertible Securities	1,071
TA IDEX Transamerica Equity	—
TA IDEX Transamerica Flexible Income	429
TA IDEX Transamerica Growth Opportunities	—
TA IDEX Transamerica High-Yield Bond	160
TA IDEX Transamerica Money Market	—
TA IDEX Transamerica Science & Technology	—
TA IDEX Transamerica Small/Mid Cap Value	7,260
TA IDEX Transamerica Value Balanced	874

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Dividend Received
Fund	Deduction Percentage
TA IDEX Legg Mason Partners All Cap	100.00%
TA IDEX Templeton Transamerica Global	47.60%
TA IDEX Transamerica Balanced	100.00%
TA IDEX Transamerica Convertible Securities	35.90%
TA IDEX Transamerica Equity	—
TA IDEX Transamerica Flexible Income	1.29%
TA IDEX Transamerica Growth Opportunities	—
TA IDEX Transamerica High-Yield Bond	.60%
TA IDEX Transamerica Money Market	—
TA IDEX Transamerica Science & Technology	—
TA IDEX Transamerica Small/Mid Cap Value	88.69%
TA IDEX Transamerica Value Balanced	100.00%

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2007 were as follows:

Long-Term Capital
Fund	Designation
TA IDEX Legg Mason Partners All Cap	—
TA IDEX Templeton Transamerica Global	$29,704
TA IDEX Transamerica Balanced	—
TA IDEX Transamerica Convertible Securities	—
TA IDEX Transamerica Equity	14,409
TA IDEX Transamerica Flexible Income	—
TA IDEX Transamerica Growth Opportunities	—
TA IDEX Transamerica High-Yield Bond	—
TA IDEX Transamerica Money Market	—
TA IDEX Transamerica Science & Technology	—
TA IDEX Transamerica Small/Mid Cap Value	9,021
TA IDEX Transamerica Value Balanced	1,791

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

117

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items.

At a special meeting of shareholders held on October 30, 2007, the results of the Proposals were as follows:

Proposal 1:     To elect a new Board of Directors

	For	Withheld
John K. Carter	1,869,801,381.126	75,092,910.077
Leo J. Hill	1,870,292,020.404	74,602,270.799
Joyce Galpern Norden	1,870,010,162.690	74,884,128.513
Neal M. Jewell	1,869,085,986.703	75,808,304.500
Russell A. Kimball, Jr.	1,869,975,193.416	74,919,097.787
Eugene M. Mannella	1,869,732,073.896	75,162,217.307
Norm R. Nielsen	1,870,076,377.259	74,817,913.944
Patricia L. Sawyer	1,870,218,037.071	74,676,254.132
John W. Waechter	1,869,642,547.953	75,251,743.250

Proposal 2:     To approve an amendment to the Agreement and Declaration of Trust

For	Withheld	Abstain
1,216,704,908.632	76,054,434.614	186,736,131.957

118

TRANSAMERICA IDEX MUTUAL FUNDS

Management of the Funds

Number of
Funds
in Fund
		Length of		Complex
	Position(s)	Time	Principal Occupation(s)	Overseen	Other Board
Name, Address*** and Age	Held	Served*	During Past Five Years	by Trustee	Memberships

Independent Trustees :**

Leo J. Hill (DOB: 3/27/56)	Trustee	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Trustee, Diversified Investors Portfolios (“DIP”), The Diversified Investors Funds Group (“DIFG”), The Diversified Investors Funds Group II (“DIFG II”) and Diversified Investors Strategic Variable Funds (“DISVF”) (2007 to present); Trustee, Transamerica IDEX Mutual Funds (“TA IDEX”) (2002 to present); Director, Transamerica Income Shares, Inc. (“TIS”) (2002 to present); Trustee, AEGON/Transamerica Series Trust (“ATST”) (2001 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L. J. Hill & Company (1999 to present); Market President, Nations Bank of Sun Coast Florida (1998 to 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 to 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 to 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 to 1991).

				160	None

Russell A. Kimball, Jr. (DOB: 8/17/44)	Trustee	Since 2002	Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2002 to present); Director, TIS (2002 to present); Trustee, ATST (1986 to present); General Manager, Sheraton Sand Key Resort (1975 to present).	160	None

Norm R. Nielsen (DOB: 5/11/39)	Trustee	Since 2006	Retired (2005 to present); Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2006 to present); Director, TIS (2006 to present); Trustee, ATST (2006 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1987 to 2006); President, Kirkwood Community College (1979 to 2005).	160	Buena Vista University Board of Trustees (2004 to present)

119

				Number of
				Funds
				in Fund
		Length of		Complex
	Position(s)	Time	Principal Occupation(s)	Overseen	Other Board
Name, Address*** and Age	Held	Served*	During Past Five Years	by Trustee	Memberships

John W. Waechter (DOB: 2/25/52)	Trustee	Since 2005	Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2005 to present); Director, TIS (2004 to present); Trustee, ATST (2004 to present); employee, RBC Dain Rauscher (securities dealer) (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).	160	None

Neal M. Jewell (DOB: 2/12/35)	Trustee	Since 2007	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II and DISVF (1993 to present); Independent Trustee, EAI Select Managers Equity Fund (mutual fund) (1996 to 2004).	160	None

Eugene M. Mannella (DOB: 2/1/54)	Trustee	Since 2007	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker-dealer) (1998 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II and DISVF (1994 to present); President, International Fund Services (alternative asset administration) (1993 to 2005).	160	None

Joyce Galpern Norden (DOB: 6/1/39)	Trustee	Since 2007	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP (2002 to present); Trustee, DIFG, DIFG II, and DISVF (1993 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004).	160	Board of Governors, Reconstructionist Rabbinical College (2007 to present)

Patricia L. Sawyer (DOB: 7/1/50)	Trustee	Since 2007	Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present).	160	None

120

Number of
Funds
in Fund
		Length of		Complex
	Position(s)	Time	Principal Occupation(s)	Overseen	Other Board
Name, Address*** and Age	Held	Served*	During Past Five Years	by Trustee	Memberships

Interested Trustee:****

John K. Carter (DOB: 4/24/61)	Trustee	Since 2006

President and Chief Executive Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (October 2007 to present); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), TA IDEX; Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), ATST; Director (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (2002 to June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 to August 2006), TIS; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TFAI; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), (“TFS”); Vice President, AFSG Securities Corporation (2001 to present);Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer (2003 to August 2006), Transamerica Investors, Inc. (“TII”); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 to 2005).

				160	None

121

Officers

Length of
		Time	Principal Occupation(s)
Name, Address*** and Age	Position(s) Held	Served†	During the Past Five Years

John K. Carter (DOB: 4/24/61)	Chief Executive Officer and President	Since 1999	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, TA IDEX, ATST and TIS (September 2006 to present); Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President and Secretary, TII (September 2006 to present); Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).

Elizabeth L. Belanger (DOB: 1/7/72)	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	Since 2007

Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TII (November 2007 to present); Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TA IDEX, ATST and TIS (July 2007 to present); Deputy General Counsel and Conflicts of Interest Officer (August 2007 to present), Assistant Secretary (August 2005 to present), DIP, DIFG, DIFG II and DISVF; Vice President and Senior Counsel, Diversified (with Diversified since 2005); Director, TFLIC (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, TII (November 2007 to present); Vice President, Treasurer and Principal Financial Officer, TA IDEX, ATST and TIS (July 2007 to present); Vice President (August 2007 to present), Treasurer and Principal Financial Officer (2001 to present), DIP, DIFG, DIFG II and DISVF; Vice President, Diversified (since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	Since 2004

Vice President and Chief Investment Officer, TII (November 2007 to present); Vice President (July 2007 to present), Chief Investment Officer (June 2007 to present), Senior Vice President (June 2007 to July 2007), Senior Vice President - Investment Management (July 2006 to June 2007), Vice President - Investment Management (2004 to July 2006), TA IDEX, ATST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Director, TFAI and TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).

122

Length of
		Time	Principal Occupation(s)
Name, Address*** and Age	Position(s) Held	Served†	During the Past Five Years

T. Gregory Reymann, II (DOB: 5/13/58)	Chief Compliance Officer	Since 2004

Chief Compliance Officer (September 2006 to present) and Vice President (2005 to present), Chief Compliance Officer, TA IDEX, ATST, TIS and TFAI (September 2006 to present); Senior Vice President, TFAI (September 2006 to present); Senior Vice President, TA IDEX, ATST and TIS (September 2006 to July 2007); Vice President and Senior Counsel, TFS (2005 to 2006); Vice President and Counsel, TA IDEX, ATST, TFAI and TIS (2004 to 2006), TFS (2004 to 2005) and TIF (2004); Attorney, Gould, Cooksey, et al. (2002 to 2004).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	Since 2007

Assistant Treasurer, TII (November 2007 to present); Assistant Treasurer (July 2007 to present), Assistant Vice President (2005 to present), TA IDEX, ATST and TIS; Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Assistant Vice President, ATST and TIS (2005 to present); Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TFAI (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	Since 2007

Assistant Treasurer, the Trust (November 2007 to present); Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Diversified (with Diversified since 1998).

*

Each Trustee shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the Transamerica IDEX by-laws.

**	Independent trustee (“Independent Trustee”) means a trustee who is not an “interested person” (as defined under the 1940 Act) of the Trust (the “Independent Trustees”).
***	The mailing address of each Trustee and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.
****	May be deemed an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust because of his employment with the Advisor or an affiliate of the Advisor.
†	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Additional information about the Fund trustees can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339.

123

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica IDEX Mutual Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolios holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica IDEX Annual Report, the Transamerica IDEX Prospectus, and other required documents that keep you informed regarding your funds. Transamerica IDEX will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica IDEX Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

124

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-IDEX (4339)

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Fund of Funds

Annual Report

October 31, 2007

www.transamericaidex.com

Customer Service 1-888-233-IDEX (4339)
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica IDEX Mutual Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future.  We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  The positive returns experienced in the equity markets for the trailing 12 months ending October 31, 2007, mask the volatility experienced along the way, with significant pullbacks occurring in February-March and July-August.  The Federal Reserve Board (“Federal Reserve”) was on hold for most of the past twelve months but more recently in September and October lowered its target for the federal funds rate by 0.50% and 0.25% respectively.  The rate reductions by the Federal Reserve signaled an effort to inject liquidity and stability to the markets which have been adversely affected by concerns over subprime debt.  While Gross Domestic Product growth remains positive, investor concerns over the extent to which subprime debt may affect consumer spending and persistently high oil prices have been a check on market returns.  For the 12 months ending October 31, 2007, the Dow Jones Industrial Average returned 17.94%, the Standard & Poor’s 500 Composite Stock Index returned 14.56%, and the Lehman Brothers Aggregate Bond Index returned 5.38%.  Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes.  With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
President & Chief Executive Officer Transamerica IDEX Mutual Funds	Vice Preident & Chief Investment Officer Transamerica IDEX Mutual Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica IDEX Mutual Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica IDEX Mutual Funds.

TA IDEX Asset Allocation – Conservative Portfolio

MARKET ENVIRONMENT

Although the twelve-month period through October 31, 2007 witnessed plenty of market volatility, the stock and bond markets notched respectable gains. The Standard and Poor’s 500 Composite Stock Index returned 14.56%, while the broad Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 5000”) gained 15.29%. These gains were not without interruption, however. A February tumble in China’s red-hot market upset stocks all around the world that month. And in the summer, gathering concern in the U.S. about the mortgage and housing markets reached alarming levels. The mortgage industry’s loose lending standards of recent years came back to haunt lenders, investors, and borrowers alike in 2007. Lenders responded by tightening lending standards, many borrowers could no longer qualify for loans, and home sales and refinancings slowed. These developments along with soaring oil prices made investors wary of U.S. economy’s direction.

Investors took some solace from strong growth abroad, but U.S. stocks nonetheless fell in June and July. The stocks of financial companies were hardest hit by the mortgage market’s woes. Investors had already been favoring the relative safety of larger stocks by then; and as they migrated toward large caps while also steering away from financials and other economically sensitive stocks, they boosted the prices of large-cap growth stocks in sectors such as technology. Large growth companies were also rewarded for being significant exporters, which was an advantage given weakness in the U.S. dollar. Moreover, many people felt growth stocks, and particularly large-cap growth stocks, were ripe for a rebound after lagging for several years. For the twelve-month period, growth stocks rose more than value stocks across all market-cap ranges; and large caps significantly outpaced small caps (although mid-caps beat both, benefiting from a wave of merger and acquisition activity early in the year).

Foreign stock returns surpassed the U.S. indices, partly because the major foreign currencies strengthened against the dollar. The Morgan Stanley Capital International-EAFE Index rose 25.43% for the period. Emerging markets were especially strong as high oil and commodity prices bolstered developing economies. The Morgan Stanley Capital International Emerging Markets Index returned 68.33%.

Bond returns were mixed early on but improved as nervous investors sought safety from the summer’s shaky stock market. The Federal Reserve Board’s rate cuts in September and October also helped boost bond prices. The Lehman Brothers Aggregate Bond Index (“LBAB”) finished the twelve-month period with a 5.38% return. Riskier high-yield bonds weakened as credit conditions worsened, but already had strong gains from earlier in the period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Asset Allocation—Conservative Portfolio Class A returned 12.06%. By comparison, its primary and secondary benchmarks, the LBAB and the DJ Wilshire 5000, returned 5.38% and 15.29%, respectively. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class R were 0.62%, 1.25%, 1.22%, and 0.86%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 35%, 55%, 10% mix of stocks, bonds and cash, respectively. Its equity exposure is intended to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The fixed-income portion is also well diversified, covering investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, and absolute-return strategies.

The portfolio’s 12.06% return for the twelve-month period performed well versus its peer group, the Morningstar Conservative Allocation fund category. The portfolio’s largest position, bond fund TA IDEX PIMCO Total Return, performed well relative to the LBAB, and the next-largest bond holding, TA IDEX JPMorgan International Bond, posted even better returns. The best-performing bond fund was the TA IDEX Van Kampen Emerging Markets Debt. The equity funds delivered higher returns in many cases. TA IDEX Oppenheimer Developing Markets was the portfolio’s overall top gainer as emerging markets soared. The portfolio’s international exposure in general was a positive as the weakening dollar boosted returns for U.S. investors. With growth stocks leading the domestic market, several of the portfolio’s growth funds also posted strong gains, including the two heaviest-weighted growth funds.

In early 2007, we conducted a broad rebalancing, mainly to better diversify the bond position, correct a small-cap overweight, and rebalance the portfolio’s value and growth exposure. We believe the portfolio’s strong returns for this period demonstrate the effectiveness of maintaining disciplined and balanced market coverage while focusing on identifying excellent managers in each style.

During the year, five new funds were added to the menu available for use in the portfolio: TA IDEX BlackRock Natural Resources, TA IDEX Loomis Sayles Bond, TA IDEX Third Avenue Value, and two absolute-return strategies—TA IDEX Mellon Market Neutral Strategy and TA IDEX UBS Dynamic Alpha. The portfolio currently owns all of these new funds.

Michael Stout, CFA
Jon Hale, Ph.D., CFA
Jeff McConnell, CFA
Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers
Morningstar Associates, LLC

1

(unaudited)

Average Annual Total Return for Periods Ended10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date
Class A (NAV)	12.06%	11.01%	8.09%	3/1/02
Class A (POP)	5.93%	9.75%	7.02%	3/1/02
Lehman Brothers Aggregate Bond Index(1)	5.38%	4.41%	4.98%	3/1/02
DJ Wilshire 5000(1)	15.29%	15.31%	9.41%	3/1/02

Class B (NAV)	11.34%	10.28%	7.38%	3/1/02
Class B (POP)	6.34%	10.15%	7.38%	3/1/02

Class C (NAV)	11.31%	—%	10.33%	11/11/02
Class C (POP)	10.31%	—%	10.33%	11/11/02

Class R (NAV)	11.89%	—%	12.65%	6/15/06

NOTES

(1) The Lehman Brothers Aggregate Bond (LBAB) Index and the Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

2

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.  The average weighted annualized expense ratio of the underlying investment companies at October 31, 2007 was 0.81%.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class A
Actual	$1,000.00	$1,060.50	0.64%	$3.31
Hypothetical (b)	1,000.00	1,021.92	0.64	3.25

Class B
Actual	1,000.00	1,057.08	1.25	6.46
Hypothetical (b)	1,000.00	1,018.85	1.25	6.34

Class C
Actual	1,000.00	1,056.59	1.22	6.31
Hypothetical (b)	1,000.00	1,019.00	1.22	6.19

Class R
Actual	1,000.00	1,058.45	0.75	3.88
Hypothetical (b)	1,000.00	1,021.37	0.75	3.81

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2007

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

3

SCHEDULE OF INVESTMENTS
At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.8%)(€)
Bond (43.3%)
TA IDEX JPMorgan International Bond	4,510,989	$49,621
TA IDEX PIMCO Total Return	9,001,761	94,248
TA IDEX Transamerica Convertible Securities	1,565,868	23,973
TA IDEX Transamerica Flexible Income	2,603,468	23,874
TA IDEX Transamerica High-Yield Bond	4,715,575	43,242
TA IDEX Transamerica Short-Term Bond	4,926,060	48,374
TA IDEX Van Kampen Emerging Markets Debt	1,624,764	18,246
Capital Preservation (1.2%)
TA IDEX Transamerica Money Market	8,041,180	8,041
Global/International Stock (7.4%)
TA IDEX AllianceBernstein International Value	797,615	11,868
TA IDEX Evergreen International Small Cap	733,718	13,809
TA IDEX Marsico International Growth	326,886	5,309
TA IDEX Neuberger Berman International	439,765	5,959
TA IDEX Oppenheimer Developing Markets	703,380	12,007
TA IDEX Templeton Transamerica Global	69,669	2,510
Inflation-Protected Securities (6.3%)
TA IDEX PIMCO Real Return TIPS	4,309,954	44,005
Tactical and Specialty (16.9%)
TA IDEX BlackRock Global Allocation	1,420,581	18,794
TA IDEX BlackRock Natural Resources Ω	856,607	$12,087
TA IDEX Clarion Global Real Estate Securities	621,425	12,727
TA IDEX Evergreen Health Care	838,192	11,860
TA IDEX Federated Market Opportunity	561,477	5,239
TA IDEX Loomis Sayles Bond	4,134,260	42,128
TA IDEX Mellon Market Neutral Strategy Ω	651,792	6,374
TA IDEX UBS Dynamic Alpha Ω	868,354	8,536
U.S. Stock (24.7%)
TA IDEX American Century Large Company Value	1,955,135	25,065
TA IDEX Bjurman, Barry Micro Emerging Growth Ω	65,630	821
TA IDEX BlackRock Large Cap Value	1,125,603	14,723
TA IDEX Jennison Growth	93,738	1,223
TA IDEX JPMorgan Mid Cap Value	899,661	11,084
TA IDEX Marsico Growth	1,147,158	16,519
TA IDEX Oppenheimer Small- & Mid-Cap Value	87,118	1,148
TA IDEX Third Avenue Value	26,257	760
TA IDEX Transamerica Equity Ω	2,761,450	33,772
TA IDEX Transamerica Growth Opportunities Ω	794,357	9,207
TA IDEX Transamerica Small/Mid Cap Value	992,532	23,731
TA IDEX UBS Large Cap Value	2,184,115	30,119
TA IDEX Van Kampen Mid-Cap Growth	123,258	1,745
TA IDEX Van Kampen Small Company Growth	176,985	2,503
Total Investment Companies (cost $611,460) #		$695,251

NOTES TO SCHEDULE OF INVESTMENTS

€                  The Fund invests its assets in the Class I shares of the affiliated Transamerica IDEX Mutual Funds.

#                 Aggregate cost for federal income tax purposes is $611,646.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $85,440 and $1,835, respectively.  Net unrealized appreciation for tax purposes is $83,605.

Ω             Non-income producing.

The notes to the financial statements are an integral part of this report.

4

TA IDEX Asset Allocation – Growth Portfolio

MARKET ENVIRONMENT

Although the twelve-month period through October 31, 2007 witnessed plenty of market volatility, the stock and bond markets notched respectable gains. The Standard and Poor’s 500 Composite Stock Index returned 14.56%, while the broad Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 5000”) gained 15.29%. These gains were not without interruption, however. A February tumble in China’s red-hot market upset stocks all around the world that month. And in the summer, gathering concern in the U.S. about the mortgage and housing markets reached alarming levels. The mortgage industry’s loose lending standards of recent years came back to haunt lenders, investors, and borrowers alike in 2007. Lenders responded by tightening lending standards, many borrowers could no longer qualify for loans, and home sales and refinancings slowed. These developments along with soaring oil prices made investors wary of U.S. economy’s direction.

Investors took some solace from strong growth abroad, but U.S. stocks nonetheless fell in June and July. The stocks of financial companies were hardest hit by the mortgage market’s woes. Investors had already been favoring the relative safety of larger stocks by then; and as they migrated toward large caps while also steering away from financials and other economically sensitive stocks, they boosted the prices of large-cap growth stocks in sectors such as technology. Large growth companies were also rewarded for being significant exporters, which was an advantage given weakness in the U.S. dollar. Moreover, many people felt growth stocks, and particularly large-cap growth stocks, were ripe for a rebound after lagging for several years. For the twelve-month period, growth stocks rose more than value stocks across all market-cap ranges; and large caps significantly outpaced small caps (although mid-caps beat both, benefiting from a wave of merger and acquisition activity early in the year).

Foreign stock returns surpassed the U.S. indices, partly because the major foreign currencies strengthened against the dollar. The Morgan Stanley Capital International-EAFE Index rose 25.43% for the period. Emerging markets were especially strong as high oil and commodity prices bolstered developing economies. The Morgan Stanley Capital International Emerging Markets Index returned 68.33%.

Bond returns were mixed early on but improved as nervous investors sought safety from the summer’s shaky stock market. The Federal Reserve Board’s rate cuts in September and October also helped boost bond prices. The Lehman Brothers Aggregate Bond Index finished the twelve-month period with a 5.38% return. Riskier high-yield bonds weakened as credit conditions worsened, but already had strong gains from earlier in the period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Asset Allocation—Growth Portfolio Class A returned 21.35%. By comparison, its benchmark, the DJ Wilshire 5000, returned 15.29%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class R were 0.64%, 1.29%, 1.25%, and 0.68%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The portfolio also includes emerging markets, global real estate, and a modest allocation to absolute-return strategies.

The portfolio’s 21.35% return for the twelve-month period performed well versus its peer group, the Morningstar Large Blend fund category. The best-performing underlying fund was TA IDEX Oppenheimer Developing Markets as emerging markets soared. The portfolio’s international exposure in general was a positive as the weakening dollar boosted returns for U.S. investors. With growth stocks leading the domestic market, several of the portfolio’s growth funds also posted strong gains, particularly TA IDEX Transamerica Growth Opportunities, TA IDEX Van Kampen Mid-Cap Growth, TA IDEX Marsico Growth, and TA IDEX Transamerica Equity. Although value stocks lagged, most of the portfolio’s value funds performed well relative to their categories, including the small-cap funds, TA IDEX Transamerica Small/Mid Cap Value and TA IDEX Oppenheimer Small-& Mid-Cap Value.

In early 2007, we conducted a broad rebalancing, mainly to correct a small-cap weighting that had grown too large and to better balance the portfolio’s value and growth exposure. We believe the portfolio’s excellent returns for this period demonstrate the effectiveness of maintaining disciplined and balanced market coverage while focusing on identifying excellent managers in each style.

During the year five new funds were added to the menu available for use in the portfolio: TA IDEX BlackRock Natural Resources, TA IDEX Loomis Sayles Bond, TA IDEX Third Avenue Value, and two absolute-return strategies—TA IDEX Mellon Market Neutral Strategy and TA IDEX UBS Dynamic Alpha. The portfolio currently owns all of these new funds except TA IDEX Loomis Sayles Bond.

Michael Stout, CFA

Jon Hale, PhD, CFA

Jeff McConnell, CFA

Maciej Kowara, PhD, CFA

Co-Portfolio Managers

Morningstar Associates, LLC

5

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date

Class A (NAV)	21.35%	16.72%	10.06%	3/1/02
Class A (POP)	14.69%	15.41%	8.97%	3/1/02
DJ Wilshire 5000(1)	15.29%	15.31%	9.41%	3/1/02

Class B (NAV)	20.54%	15.97%	9.34%	3/1/02
Class B (POP)	15.54%	15.86%	9.34%	3/1/02

Class C (NAV)	20.60%	—%	16.26%	11/11/02
Class C (POP)	19.60%	—%	16.26%	11/11/02

Class R (NAV)	21.20%	—%	22.06%	6/15/06

NOTES

(1) The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

6

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.  The average weighted annualized expense ratio of the underlying investment companies at October 31, 2007 was 0.92%.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class A
Actual	$1,000.00	$1,099.58	0.65%	$3.43
Hypothetical (b)	1,000.00	1,021.87	0.65	3.30

Class B
Actual	1,000.00	1,095.58	1.30	6.85
Hypothetical (b)	1,000.00	1,018.60	1.30	6.60

Class C
Actual	1,000.00	1,096.38	1.25	6.59
Hypothetical (b)	1,000.00	1,018.85	1.25	6.34

Class R
Actual	1,000.00	1,098.44	0.66	3.48
Hypothetical (b)	1,000.00	1,021.82	0.66	3.35

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2007

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

7

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%)(€)
Capital Preservation (0.2%)
TA IDEX Transamerica Money Market	5,256,936	$5,257
Global/International Stock (19.5%)
TA IDEX AllianceBernstein InternationalValue	4,908,121	73,033
TA IDEX Evergreen International Small Cap	5,966,855	112,296
TA IDEX Marsico International Growth	4,642,979	75,402
TA IDEX Neuberger Berman International	7,658,420	103,772
TA IDEX Oppenheimer Developing Markets	5,820,904	99,363
TA IDEX Templeton Transamerica Global	196,623	7,084
Tactical and Specialty (13.9%)
TA IDEX BlackRock Global Allocation	5,167,862	68,371
TA IDEX BlackRock Natural ResourcesΩ	2,375,594	33,520
TA IDEX Clarion Global Real Estate Securities	5,358,043	109,733
TA IDEX Evergreen Health Care	3,963,361	56,081
TA IDEX Federated Market Opportunity	962,026	8,976
TA IDEX Mellon Market Neutral StrategyΩ	2,039,984	19,951
TA IDEX Transamerica Science & TechnologyΩ	3,943,100	22,633
TA IDEX UBS Dynamic AlphaΩ	1,704,112	16,751
U.S. Stock (66.3%)
TA IDEX American Century Large Company Value	18,601,658	238,473
TA IDEX Bjurman, Barry Micro Emerging GrowthΩ	1,259,541	15,757
TA IDEX BlackRock Large Cap Value	17,949,078	234,774
TA IDEX Jennison Growth	9,706,852	126,675
TA IDEX JPMorgan Mid Cap Value	6,583,989	81,115
TA IDEX Marsico Growth	8,443,079	121,580
TA IDEX Oppenheimer Small- & Mid-Cap Value	1,762,507	23,230
TA IDEX Third Avenue Value	298,000	8,621
TA IDEX Transamerica EquityΩ	22,808,527	278,948
TA IDEX Transamerica Growth OpportunitiesΩ	4,901,238	56,805
TA IDEX Transamerica Small/Mid Cap Value	6,867,619	164,205
TA IDEX UBS Large Cap Value	10,647,846	146,834
TA IDEX Van Kampen Mid-Cap Growth	4,941,517	69,972
TA IDEX Van Kampen Small Company Growth	2,786,094	39,395
Total Investment Companies (cost $1,875,025) #		$2,418,607

NOTES TO SCHEDULE OF INVESTMENTS

€                  The Fund invests its assets in the Class I shares of the affiliated Transamerica IDEX Mutual Funds.

#                 Aggregate cost for federal income tax purposes is $1,876,742.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were$542,418 and $553, respectively.  Net unrealized appreciation for tax purposes is $541,865.

Ω             Non-income producing.

The notes to the financial statements are an integral part of this report.

8

TA IDEX Asset Allocation – Moderate Growth Portfolio

MARKET ENVIRONMENT

Although the twelve-month period through October 31, 2007 witnessed plenty of market volatility, the stock and bond markets notched respectable gains. The Standard and Poor’s 500 Composite Stock Index returned 14.56%, while the broad Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 5000”) gained 15.29%. These gains were not without interruption, however. A February tumble in China’s red-hot market upset stocks all around the world that month. And in the summer, gathering concern in the U.S. about the mortgage and housing markets reached alarming levels. The mortgage industry’s loose lending standards of recent years came back to haunt lenders, investors, and borrowers alike in 2007. Lenders responded by tightening lending standards, many borrowers could no longer qualify for loans, and home sales and refinancings slowed. These developments along with soaring oil prices made investors wary of U.S. economy’s direction.

Investors took some solace from strong growth abroad, but U.S. stocks nonetheless fell in June and July. The stocks of financial companies were hardest hit by the mortgage market’s woes. Investors had already been favoring the relative safety of larger stocks by then; and as they migrated toward large caps while also steering away from financials and other economically sensitive stocks, they boosted the prices of large-cap growth stocks in sectors such as technology. Large growth companies were also rewarded for being significant exporters, which was an advantage given weakness in the U.S. dollar. Moreover, many people felt growth stocks, and particularly large-cap growth stocks, were ripe for a rebound after lagging for several years. For the twelve-month period, growth stocks rose more than value stocks across all market-cap ranges; and large caps significantly outpaced small caps (although mid-caps beat both, benefiting from a wave of merger and acquisition activity early in the year).

Foreign stock returns surpassed the U.S. indices, partly because the major foreign currencies strengthened against the dollar. The Morgan Stanley Capital International-EAFE Index rose 25.43% for the period. Emerging markets were especially strong as high oil and commodity prices bolstered developing economies. The Morgan Stanley Capital International Emerging Markets Index returned 68.33%.

Bond returns were mixed early on but improved as nervous investors sought safety from the summer’s shaky stock market. The Federal Reserve Board’s rate cuts in September and October also helped boost bond prices. The Lehman Brothers Aggregate Bond Index (“LBAB”) finished the twelve-month period with a 5.38% return. Riskier high-yield bonds weakened as credit conditions worsened, but already had strong gains from earlier in the period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Asset Allocation—Moderate Growth Portfolio Class A returned 17.48%. By comparison, its primary and secondary benchmarks, the DJ Wilshire 5000 and the LBAB, returned 15.29% and 5.38%, respectively. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class R were 0.60%, 1.27%, 1.23%, and 0.67%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 70%, 25%, 5% mix of stocks, bonds and cash, respectively. Its equity exposure is intended to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, and absolute-return strategies.

The portfolio’s 17.48% return for the twelve-month period performed well versus its peer group, the Morningstar Moderate Allocation fund category. The best-performing underlying fund was TA IDEX Oppenheimer Developing Markets as emerging markets soared. The portfolio’s international exposure in general was a positive as the weakening dollar boosted returns for U.S. investors. With growth stocks leading the domestic market, several of the portfolio’s growth funds also posted strong gains, particularly TA IDEX Transamerica Growth Opportunities, TA IDEX Van Kampen Mid-Cap Growth, TA IDEX Marsico Growth, and TA IDEX Transamerica Equity. Although value stocks lagged, most of the portfolio’s value funds performed well relative to their categories, most notably TA IDEX Transamerica Small/Mid Cap Value. Meanwhile, the portfolio’s two largest bond-fund positions, TA IDEX PIMCO Total Return and TA IDEX JPMorgan International Bond, both posted strong absolute returns.

In early 2007, we conducted a broad rebalancing, mainly to correct a small-cap overweight, rebalance the portfolio’s value and growth exposure, and better diversify the bond position. We believe the portfolio’s excellent returns for this period demonstrate the effectiveness of maintaining disciplined and balanced market coverage while focusing on identifying excellent managers in each style.

During the year, five new funds were added to the menu available for use in the portfolio: TA IDEX BlackRock Natural Resources, TA IDEX Loomis Sayles Bond, TA IDEX Third Avenue Value, and two absolute-return strategies—TA IDEX Mellon Market Neutral Strategy and TA IDEX UBS Dynamic Alpha. The portfolio currently owns all of these new funds.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

9

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date

Class A (NAV)	17.48%	14.64%	9.31%	3/1/02
Class A (POP)	11.02%	13.34%	8.23%	3/1/02
DJ Wilshire 5000(1)	15.29%	15.31%	9.41%	3/1/02
Lehman Brothers Aggregate Bond Index(1)	5.38%	4.41%	4.98%	3/1/02

Class B (NAV)	16.69%	13.88%	8.59%	3/1/02
Class B (POP)	11.69%	13.76%	8.59%	3/1/02

Class C (NAV)	16.74%	—%	14.07%	11/11/02
Class C (POP)	15.74%	—%	14.07%	11/11/02

Class R (NAV)	17.31%	—%	18.36%	6/15/06

NOTES

(1) The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and the Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.  You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

10

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.  The average weighted annualized expense ratio of the underlying investment companies at October 31, 2007 was 0.88%.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class A
Actual	$1,000.00	$1,083.21	0.61%	$3.19
Hypothetical (b)	1,000.00	1,022.07	0.61	3.10

Class B
Actual	1,000.00	1,079.17	1.27	6.64
Hypothetical (b)	1,000.00	1,018.75	1.27	6.44

Class C
Actual	1,000.00	1,079.96	1.23	6.43
Hypothetical (b)	1,000.00	1,018.95	1.23	6.24

Class R
Actual	1,000.00	1,082.65	0.65	3.40
Hypothetical (b)	1,000.00	1,021.87	0.65	3.30

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2007

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

11

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%)(€)
Bond (19.1%)
TA IDEX JPMorgan International Bond	12,615,469	$138,770
TA IDEX PIMCO Total Return	22,005,384	230,396
TA IDEX Transamerica Convertible Securities	4,193,892	64,209
TA IDEX Transamerica Flexible Income	7,271,547	66,680
TA IDEX Transamerica High-Yield Bond	12,541,638	115,007
TA IDEX Transamerica Short-Term Bond	9,961,080	97,818
TA IDEX Van Kampen Emerging Markets Debt	5,430,216	60,981
Capital Preservation (0.3%)
TA IDEX Transamerica Money Market	11,589,403	11,589
Global/International Stock (13.9%)
TA IDEX AllianceBernstein International Value	5,253,278	78,169
TA IDEX Evergreen International Small Cap	6,329,860	119,128
TA IDEX Marsico International Growth	7,928,945	128,766
TA IDEX Neuberger Berman International	8,397,144	113,781
TA IDEX Oppenheimer Developing Markets	6,623,725	113,067
TA IDEX Templeton Transamerica Global	257,019	9,261
Inflation-Protected Securities (2.9%)
TA IDEX PIMCO Real Return TIPS	11,436,666	116,768
Tactical and Specialty (14.6%)
TA IDEX BlackRock Global Allocation	7,153,976	94,647
TA IDEX BlackRock Natural Resources Ω	3,735,496	52,708
TA IDEX Clarion Global Real Estate Securities	7,351,380	150,556
TA IDEX Evergreen Health Care	2,854,022	40,385
TA IDEX Federated Market Opportunity	1,662,604	15,512
TA IDEX Loomis Sayles Bond	6,903,302	70,345
TA IDEX Mellon Market Neutral Strategy Ω	3,184,073	$31,140
TA IDEX Transamerica Science & Technology Ω	7,663,388	43,988
TA IDEX UBS Dynamic Alpha Ω	9,345,287	91,864
U.S. Stock (49.1%)
TA IDEX American Century Large Company Value	23,724,923	304,153
TA IDEX Bjurman, Barry Micro Emerging Growth Ω	1,538,892	19,251
TA IDEX BlackRock Large Cap Value	20,813,097	272,235
TA IDEX Jennison Growth	1,952,125	25,475
TA IDEX JPMorgan Mid Cap Value	11,132,353	137,151
TA IDEX Legg Mason Partners Investors Value	6,388,053	64,583
TA IDEX Marsico Growth	11,074,414	159,472
TA IDEX Oppenheimer Small- & Mid-Cap Value	3,080,170	40,597
TA IDEX Third Avenue Value	364,897	10,556
TA IDEX Transamerica Equity Ω	34,197,067	418,230
TA IDEX Transamerica Growth Opportunities Ω	8,924,313	103,433
TA IDEX Transamerica Small/Mid Cap Value	8,941,781	213,798
TA IDEX UBS Large Cap Value	11,178,653	154,154
TA IDEX Van Kampen Mid-Cap Growth	2,916,148	41,293
TA IDEX Van Kampen Small Company Growth	1,613,011	22,808
Total Investment Companies (cost $3,267,571) #		$4,042,724

NOTES TO SCHEDULE OF INVESTMENTS

€                  The Fund invests its assets in the Class I shares of the affiliated Transamerica IDEX Mutual Funds.

#                 Aggregate cost for federal income tax purposes is $3,272,172.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $776,471 and $5,919, respectively.  Net unrealized appreciation for tax purposes is $770,552.

Ω             Non-income producing.

The notes to the financial statements are an integral part of this report.

12

TA IDEX Asset Allocation – Moderate Portfolio

MARKET ENVIRONMENT

Although the twelve-month period through October 31, 2007 witnessed plenty of market volatility, the stock and bond markets notched respectable gains. The Standard and Poor’s 500 Composite Stock Index returned 14.56%, while the broad Dow Jones Wilshire 5000 Total Market Index (“DJ Wilshire 5000”) gained 15.29%. These gains were not without interruption, however. A February tumble in China’s red-hot market upset stocks all around the world that month. And in the summer, gathering concern in the U.S. about the mortgage and housing markets reached alarming levels. The mortgage industry’s loose lending standards of recent years came back to haunt lenders, investors, and borrowers alike in 2007. Lenders responded by tightening lending standards, many borrowers could no longer qualify for loans, and home sales and refinancings slowed. These developments along with soaring oil prices made investors wary of U.S. economy’s direction.

Investors took some solace from strong growth abroad, but U.S. stocks nonetheless fell in June and July. The stocks of financial companies were hardest hit by the mortgage market’s woes. Investors had already been favoring the relative safety of larger stocks by then; and as they migrated toward large caps while also steering away from financials and other economically sensitive stocks, they boosted the prices of large-cap growth stocks in sectors such as technology. Large growth companies were also rewarded for being significant exporters, which was an advantage given weakness in the U.S. dollar. Moreover, many people felt growth stocks, and particularly large-cap growth stocks, were ripe for a rebound after lagging for several years. For the twelve-month period, growth stocks rose more than value stocks across all market-cap ranges; and large caps significantly outpaced small caps (although mid-caps beat both, benefiting from a wave of merger and acquisition activity early in the year).

Foreign stock returns surpassed the U.S. indices, partly because the major foreign currencies strengthened against the dollar. The Morgan Stanley Capital International-EAFE Index rose 25.43% for the period. Emerging markets were especially strong as high oil and commodity prices bolstered developing economies. The Morgan Stanley Capital International Emerging Markets Index returned 68.33%.

Bond returns were mixed early on but improved as nervous investors sought safety from the summer’s shaky stock market. The Federal Reserve Board’s rate cuts in September and October also helped boost bond prices. The Lehman Brothers Aggregate Bond Index (“LBAB”) finished the twelve-month period with a 5.38% return. Riskier high-yield bonds weakened as credit conditions worsened, but already had strong gains from earlier in the period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Asset Allocation—Moderate Portfolio Class A returned 14.51%. By comparison, its primary and secondary benchmarks, the DJ Wilshire 5000 and the LBAB, returned 15.29% and 5.38%, respectively. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, Class C, and Class R were 0.59%, 1.25%, 1.21%, and 0.72%, respectively.

STRATEGY REVIEW

This fund-of-funds portfolio is structured to provide an approximately 50%, 45%, 5% mix of stocks, bonds and cash, respectively. Its equity exposure is intended to provide broadly diversified coverage of domestic and international equity markets, across a range of market capitalizations and investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, and absolute-return strategies.

The portfolio’s 14.51% return for the twelve-month period performed well versus its peer group, the Morningstar Moderate Allocation fund category. The best-performing underlying fund was TA IDEX Oppenheimer Developing Markets as emerging markets soared. The portfolio’s international exposure in general was a positive as the weakening dollar boosted returns for U.S. investors. With growth stocks leading the domestic market, several of the portfolio’s growth funds also posted strong gains - including the two heaviest-weighted growth funds, TA IDEX Marsico Growth and TA IDEX Transamerica Equity. Although value stocks lagged, most of the portfolio’s value funds posted competitive returns relative to their categories, most notably TA IDEX Transamerica Small/Mid Cap Value. The portfolio’s largest bond position, bond fund TA IDEX PIMCO Total Return, performed well relative to the LBAB; and the next-largest bond position, TA IDEX JPMorgan International Bond, posted even better returns on an absolute return basis.

In early 2007, we conducted a broad rebalancing, mainly to correct a small-cap overweight, rebalance the portfolio’s value and growth exposure, and better diversify the bond position. We believe the portfolio’s strong returns for this period demonstrate the effectiveness of maintaining disciplined and balanced market coverage while focusing on identifying excellent managers in each style.

During the year, five new funds were added to the menu available for use in the portfolio: TA IDEX BlackRock Natural Resources, TA IDEX Loomis Sayles Bond, TA IDEX Third Avenue Value, and two absolute-return strategies -TA IDEX Mellon Market Neutral Strategy and TA IDEX UBS Dynamic Alpha. The portfolio currently owns all of these new funds.

Michael Stout, CFA
Jon Hale, Ph.D., CFA
Jeff McConnell, CFA
Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers
Morningstar Associates, LLC

13

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

			From	Inception
	1 Year	5 Years	Inception	Date

Class A (NAV)	14.51%	12.84%	8.67%	3/1/02
Class A (POP)	8.18%	11.57%	7.60%	3/1/02
DJ Wilshire 5000(1)	15.29%	15.31%	9.41%	3/1/02
Lehman Brothers Aggregate Bond Index(1)	5.38%	4.41%	4.98%	3/1/02

Class B (NAV)	13.73%	12.13%	7.96%	3/1/02
Class B (POP)	8.73%	12.01%	7.96%	3/1/02

Class C (NAV)	13.86%	—%	12.24%	11/11/02
Class C (POP)	12.86%	—%	12.24%	11/11/02

Class R (NAV)	14.31%	—%	15.37%	6/15/06

NOTES

(1) The Dow Jones Wilshire 5000 Total Market (DJ Wilshire 5000) Index and the Lehman Brothers Aggregate Bond (LBAB) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

14

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.  The average weighted annualized expense ratio of the underlying investment companies at October 31, 2007 was 0.85%.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class A
Actual	$1,000.00	$1,069.53	0.60%	$3.12
Hypothetical (b)	1,000.00	1,022.12	0.60	3.05

Class B
Actual	1,000.00	1,065.88	1.25	6.49
Hypothetical (b)	1,000.00	1,018.85	1.25	6.34

Class C
Actual	1,000.00	1,066.78	1.21	6.29
Hypothetical (b)	1,000.00	1,019.05	1.21	6.14

Class R
Actual	1,000.00	1,067.24	0.66	3.43
Hypothetical (b)	1,000.00	1,021.82	0.66	3.35

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2007

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

15

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.9%)(€)
Bond (32.2%)
TA IDEX JPMorgan International Bond	12,577,899	$138,357
TA IDEX PIMCO Total Return	20,126,969	210,729
TA IDEX Transamerica Convertible Securities	3,920,271	60,019
TA IDEX Transamerica Flexible Income	7,521,616	68,973
TA IDEX Transamerica High-Yield Bond	10,533,210	96,590
TA IDEX Transamerica Short-Term Bond	8,664,061	85,081
TA IDEX Van Kampen Emerging Markets Debt	3,827,922	42,988
Capital Preservation (0.3%)
TA IDEX Transamerica Money Market	5,635,044	5,635
Global/International Stock (10.0%)
TA IDEX AllianceBernstein International Value	2,371,881	35,294
TA IDEX Evergreen International Small Cap	1,962,010	36,925
TA IDEX Marsico International Growth	2,349,827	38,161
TA IDEX Neuberger Berman International	2,540,361	34,422
TA IDEX Oppenheimer Developing Markets	2,743,785	46,836
TA IDEX Templeton Transamerica Global	716,132	25,802
Inflation-Protected Securities (5.2%)
TA IDEX PIMCO Real Return TIPS	11,137,419	113,713
Tactical and Specialty (15.3%)
TA IDEX BlackRock Global Allocation	3,266,469	43,215
TA IDEX BlackRock Natural Resources Ω	1,311,629	18,507
TA IDEX Clarion Global Real Estate Securities	3,057,846	62,625
TA IDEX Evergreen Health Care	1,917,362	27,131
TA IDEX Federated Market Opportunity	1,508,322	14,072
TA IDEX Loomis Sayles Bond	7,680,364	78,263
TA IDEX Mellon Market Neutral Strategy Ω	2,771,058	27,101
TA IDEX Transamerica Science & Technology Ω	3,057,294	17,549
TA IDEX UBS Dynamic Alpha Ω	4,680,687	46,011
U.S. Stock (36.9%)
TA IDEX American Century Large Value	9,834,154	$126,074
TA IDEX Bjurman, Barry Micro Emerging Growth Ω	435,245	5,445
TA IDEX BlackRock Large Cap Value	6,640,275	86,855
TA IDEX Jennison Growth	505,828	6,601
TA IDEX JPMorgan Mid Cap Value	3,363,049	41,433
TA IDEX Legg Mason Partners Investors Value	14,157	143
TA IDEX Marsico Growth	6,750,730	97,211
TA IDEX Oppenheimer Small- & Mid- Cap Value	1,898,712	25,025
TA IDEX Third Avenue Value	60,518	1,751
TA IDEX Transamerica Equity Ω	12,719,384	155,558
TA IDEX Transamerica Growth Opportunities Ω	3,229,188	37,426
TA IDEX Transamerica Small/Mid Cap Value	3,562,305	85,175
TA IDEX UBS Large Cap Value	7,791,601	107,446
TA IDEX Van Kampen Mid-Cap Growth	505,739	7,161
TA IDEX Van Kampen Small Company Growth	1,630,718	23,058
Total Investment Companies (cost $1,820,820) #		$2,180,361

NOTES TO SCHEDULE OF INVESTMENTS

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica IDEX Mutual Funds.
#

Aggregate cost for federal income tax purposes is $1,821,909. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $364,959 and $6,507, respectively. Net unrealized appreciation for tax purposes is $358,452.

Ω	Non-income producing.

The notes to financial statements are an integral part of this report

16

TA IDEX Multi-Manager Alternative Strategies Fund

MARKET ENVIRONMENT

Although the twelve-month period through October 31, 2007 witnessed plenty of market volatility, the stock and bond markets notched respectable gains. The Standard and Poor’s 500 Composite Stock Index returned 14.56%, while the broad Dow Jones Wilshire 5000 Total Market Index gained 15.29%. These gains were not without interruption, however. A February tumble in China’s red-hot market upset stocks all around the world that month. And the summer brought troubles in the U.S. mortgage and housing markets. These developments along with soaring oil prices made investors wary of U.S. economy’s direction.

The stocks of financial companies were hit hard by the mortgage market’s woes. Investors had already been favoring the relative safety of larger stocks by then; and as they migrated toward large caps while also steering away from financials and other economically sensitive stocks, they boosted the prices of large-cap growth stocks in sectors such as technology. Moreover, many people felt growth stocks, and particularly large-cap growth stocks, were ripe for a rebound after lagging for several years. For the twelve-month period, growth stocks rose more than value stocks across all market-cap ranges.

Foreign stock returns surpassed the U.S. indices, partly because the major foreign currencies strengthened against the dollar. The Morgan Stanley Capital International- EAFE Index rose 25.43% for the period. Emerging markets were especially strong as high oil and commodity prices bolstered developing economies. The Morgan Stanley Capital International Emerging Markets Index returned 68.33%.

Bond returns were mixed early on but improved as nervous investors sought safety from the summer’s shaky stock market. The Federal Reserve Board’s rate cuts in September and October also helped boost bond prices. The Lehman Brothers Aggregate Bond Index finished the twelve-month period with a 5.38% return. Riskier high-yield bonds weakened as credit conditions worsened, but already had strong gains from earlier in the period.

PERFORMANCE

For the period from inception, December 28, 2006 to October 31, 2007, TA IDEX Multi-Manager Alternative Strategies Fund, Class A returned 7.80%.  By comparison its benchmark, the Merrill Lynch 3-Month Treasury Bill + 3% Wrap, returned 6.94%. As of October 31, 2007, the Fund’s net expense ratios for Class A and Class C were 0.90% and 1.55%, respectively.

STRATEGY REVIEW

The portfolio’s targeted return is between the equity markets and the bond markets while its target volatility is closer to that of the bond market. Thus far it has met both goals;-since inception, the volatility of its daily returns was roughly 35% that of the stock market’s.

Morningstar, Inc. categorizes the portfolio as a World Allocation portfolio. This categorization is something of a compromise, because the portfolio’s strategy is unique enough that it does not fit well into any existing category. Since the average World Allocation portfolio has 60% of its assets in stocks, and equities have performed well so far in 2007, our portfolio’s return ranking looks poor compared with that category.

This fund-of-funds portfolio is structured to have roughly 40% exposure to absolute-return-like strategies and 28% exposure to each of the less-correlated equity and fixed income sub-asset classes/strategies, with the remainder in cash.  The absolute-return-like portion was by far the weakest performer so far in 2007. Three of the four funds which make up that portion of the portfolio—TA IDEX UBS Dynamic Alpha, TA IDEX Federated Market Opportunity, and TA IDEX Mellon Market Neutral Strategy, each weighed at about 11% of assets—posted slightly negative returns for the period. From among the absolute-return-like strategies, only TA IDEX BlackRock Global Allocation did well in this rising market environment, mainly because it is a more traditional, though tactical, long-only portfolio.

If the absolute-return strategies disappointed so far in 2007, the less-correlated equity and fixed income sleeves made up for it. The rising prices of commodities, oil in particular, propelled TA IDEX BlackRock Natural Resources to a significant gain since its inception of January 3, 2007. The underlying international offerings were also very strong, with TA IDEX Oppenheimer Developing Markets and TA IDEX Evergreen International Small Cap posting significant gains for the ten months ended October 31, 2007; for the same period, TA IDEX Bjurman, Barry Emerging Micro Growth and TA IDEX Clarion Global Real Estate Securities posted a relatively modest return. On the bond side, TA IDEX Loomis Sayles Bond was a little hampered by its below-investment-grade exposure but TA IDEX JPMorgan International Bond benefited from the dollar’s weakness.

Overall, we are pleased with the portfolio’s results in its first ten months of existence, particularly given the sluggish performance of the absolute-return strategies that make up the largest portion of its assets. The portfolio’s solid showing in spite of that obstacle is a demonstration of the benefits of diversifying among a solid group of underlying managers.

Jon Hale, Ph.D., CFA
Michael Stout, CFA
Jeff McConnell, CFA
Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers
Morningstar Associates, LLC

17

(unaudited)

Average Annual Total Return for Period Ended 10/31/2007

	From Inception	Inception Date

Class A (NAV)	7.80%	12/28/06
Class A (POP)	1.89%	12/28/06
Merrill Lynch 3 Month Treasury Bill (1)	6.94%	12/28/06

Class C (NAV)	7.20%	12/28/06
Class C (POP)	6.20%	12/28/06

NOTES

(1) The Merrill Lynch 3 Month Treasury Bill Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception, calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

18

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.  The average weighted annualized expense ratio of the underlying investment companies at October 31, 2007 was 0.97%.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class A
Actual	$1,000.00	$1,049.66	0.90%	$4.64
Hypothetical (b)	1,000.00	1,020.61	0.90	4.57

Class C
Actual	1,000.00	1,045.85	1.55	7.97
Hypothetical (b)	1,000.00	1,017.34	1.55	7.86

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2007

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

19

	Shares	Value
INVESTMENT COMPANIES (97.8%)(€)
Bond (10.8%)
TA IDEX JPMorgan International Bond	864,159	$9,506
Capital Preservation (4.7%)
TA IDEX Transamerica Money Market	4,150,141	4,150
Global International Stock (7.0%)
TA IDEX Evergreen International Small Cap	162,422	3,057
TA IDEX Oppenheimer Developing Markets	185,025	3,158
Tactical and Specialty (72.2%)
TA IDEX BlackRock Global Allocation	427,458	5,655
TA IDEX BlackRock Natural Resources Ω	625,362	8,824
TA IDEX Clarion Global Real Estate Securities	375,062	7,681
TA IDEX Federated Market Opportunity	989,897	9,236
TA IDEX Loomis Sayles Bond	1,400,843	14,275
TA IDEX Mellon Market Neutral Strategy Ω	932,799	9,123
TA IDEX UBS Dynamic Alpha Ω	906,076	8,907
U.S. Stock (3.1%)
TA IDEX Bjurman, Barry Micro Emerging Growth Ω	216,651	2,710
Total Investment Companies (cost $82,648) #		$86,282

NOTES TO SCHEDULE OF INVESTMENTS

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica IDEX Mutual Funds.
#

Aggregate cost for federal income tax purposes is $82,651. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $4,042 and $411, respectively. Net unrealized appreciation for tax purposes is $3,631.

Ω	Non-income producing.

The notes to the financial statements are an integral part of this report.

20

TA IDEX Multi-Manager International Fund

MARKET ENVIRONMENT

Although the twelve-month period through October 31, 2007 witnessed plenty of volatility in international markets, foreign stocks posted strong gains, especially for U.S. investors, whose returns were enhanced because of the weakening dollar. The Morgan Stanley Capital International-World ex-U.S. Index (“MSCIW ex. USA”) returned 26.87% in dollars, but a more modest 15.14% in local currency. Large-cap stocks in developed markets posted slightly higher gains than smaller-cap stocks, reversing a multi-year streak in which smaller-caps had outperformed significantly. The Morgan Stanley Capital International EAFE Small Cap Index rose 22.44% in dollars. Emerging-markets stocks posted stunning gains, with the Morgan Stanley Capital International Emerging Markets Index rising 68.33% in dollars.

The ride was not particularly smooth. After shooting upward in November and December 2006, international stocks took a breather at the beginning of 2007.  On February 27, China’s Shanghai Stock Index fell 9%, sending shockwaves through global markets. Those losses did not derail the momentum in foreign markets for long, however, and international markets rebounded until mid-summer, driven by global economic growth, corporate profitability, and record-setting merger-and-acquisition activity. In mid-July, however, gathering concern about the spread of problems in the U.S. mortgage and housing markets sent returns into the red.  More risky fare in emerging markets and in the smaller-cap reaches of developed markets fell, as the market essentially re-priced risk. Beginning in mid-August, investor confidence was bolstered by the efforts of the U.S.  and European central banks to restore liquidity and international markets rebounded strongly through the end of October.

Growth stocks, which many investors thought were due to rebound after lagging for several years, outperformed value stocks, which were weakened during the liquidity crunch. Asia ex-Japan was the best performing developed-markets region, followed by Europe, the United Kingdom, and Japan. Emerging markets were paced by China and Brazil, where stock markets more than doubled in value during the twelve-month period.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Multi-Manager International Fund Class A returned 31.30%.  By comparison, its benchmark, the MSCIW ex USA, returned 26.87%. As of October 31, 2007, the Fund’s net expense ratios for Class A, Class B, and Class C were 0.65%, 1.43%, and 1.31%, respectively.

STRATEGY REVIEW

This fund-of-funds is structured to provide broad coverage of international equity markets. Its underlying fund holdings cover a range of international investing styles, including large value, large growth, all cap, small cap, emerging markets, and global real estate. The portfolio typically devotes approximately 30% to 35% of assets to international mid-cap and small-cap stocks and about 20% of assets to emerging-markets stocks.

The portfolio’s 31.30% return for the twelve-month period performed well versus its peer group, the Morningstar Foreign Large Blend fund category.  The portfolio was helped by its emerging-markets exposure, which was higher than that of the index or the fund peer group. The best-performing underlying fund was TA IDEX Oppenheimer Developing Markets.  The large-growth-oriented TA IDEX Marsico International Growth posted a significant gain, partly on the strength of its emerging-markets holdings, and the smaller-cap TA IDEX Evergreen International Small Cap surpassed the small-cap index.

Although it lagged the index, the portfolio’s underlying large-value portfolio, TA IDEX AllianceBernstein International Value had a gain. The all-cap TA IDEX Neuberger Berman International also performed well; held below the index by its housing-related stocks. After an incredible multi-year run, global real estate cooled during the twelve-month period, and TA IDEX Clarion Global Real Estate Securities return detracted from the portfolio’s overall performance.

Jon Hale, Ph.D., CFA
Michael Stout, CFA
Jeff McConnell, CFA
Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers
Morningstar Associates, LLC

21

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

		From	Inception
	1 Year	Inception	Date

Class A (NAV)	31.30%	22.08%	3/1/06
Class A (POP)	24.06%	18.03%	3/1/06
MSCI World ex USA (USD)(1)	26.87%	23.64%	3/1/06

Class B (NAV)	30.32%	21.26%	3/1/06
Class B (POP)	25.32%	19.14%	3/1/06

Class C (NAV)	30.45%	21.27%	3/1/06
Class C (POP)	29.45%	21.27%	3/1/06

NOTES

(1) The Morgan Stanley Capital International World ex USA (MSCI World ex USA) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class A shares.  You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. The ability of the Fund to achieve its objective depends largely on the performance of the underlying funds in which it invests, a pro-rata portion of whose operating expenses the Fund bears. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. The Fund may utilize strategies and hedging techniques in matched combinations that are designed to neutralize or offset the risks of each strategy employing these techniques separately. Some strategies include long/short and market neutral strategies; bear market strategies; tactical investment strategies (debt and/or equity); foreign currency trading strategies; global real estate securities; commodities and/or natural resources and/or precious metals; and non-traditional investments (such as micro-cap stocks and emerging market stocks). There is no assurance that these strategies will protect against losses. Certain hedging techniques and leverage employed in the management of the Fund may accelerate the velocity of possible losses.

22

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

The expenses shown in the table do not reflect any expenses from the Fund’s investment in other affiliated investment companies.  The average weighted annualized expense ratio of the underlying investment companies at October 31, 2007 was 1.10%.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class A
Actual	$1,000.00	$1,138.44	0.66%	$3.55
Hypothetical (b)	1,000.00	1,021.82	0.66	3.35

Class B
Actual	1,000.00	1,133.85	1.43	7.67
Hypothetical (b)	1,000.00	1,017.95	1.43	7.25

Class C
Actual	1,000.00	1,134.83	1.32	7.08
Hypothetical (b)	1,000.00	1,018.50	1.32	6.70

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Investment Type

At October 31, 2007

This chart shows the percentage breakdown by investment type of the aggregate portfolio holdings of the underlying affiliated investment companies in which the Fund invests. The security lending collateral in the underlying funds is excluded from this calculation.

23

TA IDEX Multi-Manager International Fund

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES (99.3%)(€)
Global/International Stock (89.5%)
TA IDEX AllianceBernstein International Value	5,568,342	$82,857
TA IDEX Evergreen International Small Cap	2,011,218	37,851
TA IDEX Marsico International Growth	5,863,004	95,215
TA IDEX Neuberger Berman International	7,066,304	95,748
TA IDEX Oppenheimer Developing Markets	5,800,989	99,023
Tactical and Specialty (9.8%)
TA IDEX BlackRock Global Allocation	1,627,194	21,528
TA IDEX Clarion Global Real Estate Securities	1,138,270	23,312

Total Investment Companies (cost $379,522) #		$455,534

NOTES TO SCHEDULE OF INVESTMENTS

€	The Fund invests its assets in the Class I shares of the affiliated Transamerica IDEX Mutual Funds.
#

Aggregate cost for federal income tax purposes is $379,809. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $75,725 and $0, respectively. Net unrealized appreciation for tax purposes is $75,725.

The notes to the  financial statements are an integral part of this report.

24

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2007

(all amounts except per share amounts in thousands)

			TA IDEX Asset		TA IDEX Multi-
	TA IDEX Asset	TA IDEX Asset	Allocation -	TA IDEX Asset	Manager	TA IDEX Multi-
	Allocation -	Allocation -	Moderate	Allocation -	Alternative	Manager
	Conservative	Growth	Growth	Moderate	Strategies	International
	Portfolio	Portfolio	Portfolio	Portfolio	Fund	Fund
Assets:
Investment in affiliated investment companies, at cost	$611,460	$1,875,025	$3,267,571	$1,820,820	$82,648	$379,522
Investment in affiliated investment companies, at value	695,251	2,418,607	4,042,724	2,180,361	86,282	455,534
Cash	—	—	—	—	—	4
Receivables:
Investment securities sold	157	—	—	—	—	—
Shares of beneficial interest sold	3,397	9,349	14,535	7,128	2,718	5,326
Interest	—	—	—	—	—	—
Dividends	17	11	24	12	8	—
Due from investment advisor	—	—	—	—	29	—
Other	17	32	63	44	—	1
	698,839	2,427,999	4,057,346	2,187,545	89,037	460,865
Liabilities:
Investment securities purchased	—	802	1,433	211	659	1,008
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,613	3,256	5,010	3,185	121	548
Management and advisory fees	62	212	357	193	—	39
Distribution and service fees	478	1,679	2,825	1,550	51	289
Transfer agent fees	49	223	308	141	6	39
Administration fees	8	26	44	24	1	5
Due to custodian	3	11	21	8	—	—
Other	89	213	351	215	23	36
	2,302	6,422	10,349	5,527	861	1,964
Net Assets	$696,537	$2,421,577	$4,046,997	$2,182,018	$88,176	$458,901

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized,no par value	598,843	1,810,915	3,160,230	1,745,919	84,471	379,844
Undistributed (accumulated) net investment income (loss)	293	1	1,068	12,555	74	—
Undistributed (accumulated) net realized gain (loss) from investment in affiliated investment companies	13,609	67,077	110,542	64,000	(2)	3,045
Net unrealized appreciation (depreciation) on investment in affiliated investment companies	83,792	543,584	775,157	359,544	3,633	76,012
Net Assets	$696,537	$2,421,577	$4,046,997	$2,182,018	$88,176	$458,901

Net Assets by Class:
Class A	$242,342	$781,872	$1,295,568	$665,013	$38,870	$178,422
Class B	116,569	368,186	651,359	357,175	—	30,060
Class C	336,981	1,270,635	2,098,087	1,159,220	49,306	250,419
Class R	645	884	1,983	610	—	—
Shares Outstanding:
Class A	19,552	50,579	88,884	48,571	3,607	13,477
Class B	9,431	24,332	45,074	26,287	—	2,289
Class C	27,276	83,982	145,235	85,391	4,599	19,068
Class R	52	57	136	45	—	—
Net Asset Value Per Share:
Class A	$12.40	$15.46	$14.58	$13.69	$10.78	$13.24
Class B	12.36	15.13	14.45	13.59	—	13.13
Class C	12.35	15.13	14.45	13.58	10.72	13.13
Class R	12.47	15.40	14.54	13.65	—	—

Maximum Offering Price Per Share: (a)
Class A	$13.12	$16.36	$15.43	$14.49	$11.41	$14.01

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for classes B, C, and R shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

25

STATEMENTS OF OPERATIONS

For the year ended October 31, 2007

(all amounts in thousands)

	TA IDEX Asset		TA IDEX Asset	TA IDEX Asset	TA IDEX Multi-	TA IDEX Multi-
	Allocation -	TA IDEX Asset	Allocation -	Allocation -	Manager	Manager
	Conservative Portfolio	Allocation - Growth Portfolio	Moderate Growth Portfolio	Moderate Portfolio	Alternative Strategies Fund	International Fund (a)
Investment Income:
Dividends from affiliated investment companies	$22,955	$46,077	$105,500	$66,133	$455	$9,702
Interest	4	8	10	5	—	—
	22,959	46,085	105,510	66,138	455	9,702
Expenses:
Management and advisory fees	601	2,026	3,494	1,929	62	285
Distribution and service fees:
Class A	700	2,212	3,859	1,971	48	392
Class B	1,127	3,270	5,993	3,459	—	193
Class C	2,884	10,644	17,905	10,189	170	1,536
Class R	1	12	10	4	—	—
Transfer agent fees:
Class A	216	868	1,152	519	14	130
Class B	109	478	739	360	—	46
Class C	183	1,057	1,503	676	23	193
Class R	—	1	—	1	—	—
Printing and shareholder reports	71	302	442	212	31	49
Custody fees	57	81	120	86	28	31
Administration fees	75	253	437	241	4	36
Legal fees	15	48	83	46	13	6
Audit fees	20	20	20	20	19	20
Trustees fees	22	73	128	71	1	10
Registration fees	80	162	194	129	102	94
Other	11	29	51	30	2	4
Total expenses	6,172	21,536	36,130	19,943	517	3,025
Less: Reimbursement of class expense:
Class A	—	—	—	—	(54)	—
Class C	—	—	—	—	(75)	—
Total reimbursed expenses	—	—	—	—	(129)	—
Net expenses	6,172	21,536	36,130	19,943	388	3,025

Net Investment Income	16,787	24,549	69,380	46,195	67	6,677

Net Realized and Unrealized Gain (Loss) on Investment in Affiliated Investment Companies:
Realized gain (loss) from investment in affiliated investment companies	6,209	28,288	49,026	36,330	(2)	(212)
Realized gain distributions from investment in affiliated investment companies	7,454	39,811	64,328	28,121	—	3,396
	13,663	68,099	113,354	64,451	(2)	3,184
Increase (decrease) in unrealized appreciation (depreciation) on investment in affiliated investment companies	37,555	295,990	370,393	144,762	3,633	69,364
Net Realized and Unrealized Gain on Investment inAffiliated Investment Companies	51,218	364,089	483,747	209,213	3,631	72,548
Net Increase In Net Assets Resulting from Operations	$68,005	$388,638	$553,127	$255,408	$3,698	$79,225

(a) TA IDEX Multi-Manager Alternative Strategies Fund commenced operations on December 28, 2006.

The notes to the financial statements are an integral part of this report.

26

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended

(all amounts in thousands)

	TA IDEX Asset Allocation -		TA IDEX Asset Allocation -		TA IDEX Asset Allocation -
	Conservative Portfolio		Growth Portfolio		Moderate Growth Portfolio
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$16,787	$9,649	$24,549	$(2,908)	$69,380	$18,034
Net realized gain on investment in affiliated investment companies	13,663	14,708	68,099	57,402	113,354	73,212
Change in unrealized appreciation on investment in affiliated investment companies	37,555	19,377	295,990	129,165	370,393	218,530
	68,005	43,734	388,638	183,659	553,127	309,776
Distributions to Shareholders:
From net investment income:
Class A	(6,469)	(4,299)	(11,060)	(2,674)	(24,869)	(9,785)
Class B	(3,116)	(2,547)	(4,453)	(676)	(10,915)	(4,719)
Class C	(7,803)	(5,527)	(14,821)	(1,942)	(32,530)	(11,391)
Class R(a)	(4)	—	(2)	—	(1)	—
	(17,392)	(12,373)	(30,336)	(5,292)	(68,315)	(25,895)
From net realized gains:
Class A	(4,600)	(3,698)	(17,257)	(8,870)	(23,406)	(15,305)
Class B	(3,022)	(2,932)	(9,884)	(6,584)	(13,762)	(11,562)
Class C	(7,045)	(5,989)	(30,473)	(16,475)	(38,769)	(26,861)
Class R(a)	(1)	—	(3)	—	(1)	—
	(14,668)	(12,619)	(57,617)	(31,929)	(75,938)	(53,728)
Capital Share Transactions:
Proceeds from shares sold:
Class A	110,335	67,139	287,509	235,562	425,757	401,400
Class B	20,738	20,499	65,898	77,616	101,261	126,518
Class C	121,288	104,425	364,585	369,374	590,661	594,117
Class R(a),(b)	1,052	50	5,073	79	4,964	50
	253,413	192,113	723,065	682,631	1,122,643	1,122,085
Dividends and distributions reinvested:
Class A	9,577	6,952	25,197	10,031	43,963	22,752
Class B	5,017	4,555	12,443	6,220	21,734	14,113
Class C	10,160	8,214	33,562	13,231	51,610	27,388
Class R(a)	6	—	5	—	3	—
	24,760	19,721	71,207	29,482	117,310	64,253
Cost of shares redeemed:
Class A	(56,463)	(44,648)	(132,044)	(73,397)	(224,493)	(139,736)
Class B	(24,793)	(24,686)	(43,321)	(34,182)	(84,631)	(64,931)
Class C	(69,341)	(72,878)	(161,336)	(109,442)	(273,735)	(197,486)
Class R(a)	(493)	—	(4,750)	—	(3,399)	—
	(151,090)	(142,212)	(341,451)	(217,021)	(586,258)	(402,153)
Redemption fees:
Class A	5	2	6	1	6	8
Class B	1	—	1	1	1	—
Class C	3	2	4	1	3	8
Class R(a)	—	—	—	—	—	—
	9	4	11	3	10	16
Automatic conversions:
Class A	1,159	182	2,818	574	4,277	952
Class B	(1,159)	(182)	(2,818)	(574)	(4,277)	(952)
	—	—	—	—	—	—
	127,092	69,626	452,832	495,095	653,705	784,201
Net increase (decrease) in net assets	163,037	88,368	753,517	641,533	1,062,579	1,014,354

Net Assets:
Beginning of year	$533,500	$445,132	$1,668,060	$1,026,527	$2,984,418	$1,970,064
End of year	$696,537	$533,500	$2,421,577	$1,668,060	$4,046,997	$2,984,418
Undistributed (Accumulated) Net Investment Income (Loss)	$293	$898	$1	$1	$1,068	$2

The notes to the financial statements are an integral part of this report.

27

	TA IDEX Asset Allocation -		TA IDEX Asset Allocation -		TA IDEX Asset Allocation -
	Conservative Portfolio		Growth Portfolio		Moderate Growth Portfolio
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2006	2007	2006
Share Activity:
Shares issued:
Class A	9,383	5,850	20,485	18,382	31,722	32,172
Class B	1,766	1,793	4,805	6,166	7,610	10,206
Class C	10,331	9,138	26,582	29,329	44,282	47,903
Class R(a),(b)	89	4	380	6	381	4
	21,569	16,785	52,252	53,883	83,995	90,285
Shares issued-reinvested from distributions:
Class A	827	621	1,890	826	3,411	1,915
Class B	435	408	948	520	1,691	1,191
Class C	881	736	2,558	1,105	4,019	2,311
Class R(a)	—	—	—	—	—	—
	2,143	1,765	5,396	2,451	9,121	5,417
Shares redeemed:
Class A	(4,789)	(3,884)	(9,390)	(5,738)	(16,663)	(11,211)
Class B	(2,110)	(2,154)	(3,143)	(2,719)	(6,326)	(5,242)
Class C	(5,909)	(6,365)	(11,695)	(8,752)	(20,484)	(15,934)
Class R(a)	(41)	—	(329)	—	(249)	—
	(12,849)	(12,403)	(24,557)	(17,209)	(43,722)	(32,387)
Automatic conversions:
Class A	98	16	198	44	315	76
Class B	(98)	(16)	(202)	(45)	(317)	(76)
	—	—	(4)	(1)	(2)	—
Net increase (decrease) in shares outstanding:
Class A	5,519	2,603	13,183	13,514	18,785	22,952
Class B	(7)	31	2,408	3,922	2,658	6,079
Class C	5,303	3,509	17,445	21,682	27,817	34,280
Class R(a)	48	4	51	6	132	4
	10,863	6,147	33,087	39,124	49,392	63,315

The notes to the financial statements are an integral part of this report.

28

			TA IDEX Multi-
			Manager
			Alternative
	TA IDEX Asset Allocation -		Strategies	TA IDEX Multi-Manager
	Moderate Portfolio		Fund(c)	International Fund(d)
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2007	2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$46,195	$22,736	$67	$6,677	$(542)
Net realized gain (loss) on investment in affiliated investment companies	64,451	46,259	(2)	3,184	(139)
Change in unrealized appreciation on investment in affiliated investment companies	144,762	93,731	3,633	69,364	6,648
	255,408	162,726	3,698	79,225	5,967
Distributions to Shareholders:
From net investment income:
Class A	(14,293)	(8,158)	—	(3,679)	—
Class B	(7,540)	(5,251)	—	(592)	—
Class C	(21,651)	(12,581)	—	(4,542)	—
Class R(a)	(2)	—	—	—	—
	(43,486)	(25,990)	—	(8,813)	—
From net realized gains:
Class A	(12,968)	(7,262)	—	—	—
Class B	(8,962)	(6,368)	—	—	—
Class C	(24,569)	(14,834)	—	—	—
Class R(a)	(1)	—	—	—	—
	(46,500)	(28,464)	—	—	—
Capital Share Transactions:
Proceeds from shares sold:
Class A	237,736	191,547	40,667	112,597	58,484
Class B	47,072	57,008	—	17,724	9,775
Class C	310,667	291,146	49,499	150,866	77,781
Class R(a) (b)	1,971	50	—	—	—
	597,446	539,751	90,166	281,187	146,040
Dividends and distributions reinvested:
Class A	24,128	13,604	—	2,473	—
Class B	13,765	9,722	—	488	—
Class C	32,295	19,404	—	2,851	—
Class R(a)	3	—	—	—	—
	70,191	42,730	—	5,812	—
Cost of shares redeemed:
Class A	(122,784)	(92,905)	(3,466)	(22,998)	(2,871)
Class B	(64,262)	(47,850)	—	(2,241)	(316)
Class C	(175,916)	(140,834)	(2,222)	(17,915)	(4,181)
Class R(a)	(1,488)	—	—	—	—
	(364,450)	(281,589)	(5,688)	(43,154)	(7,368)
Redemption fees:
Class A	4	4	—	1	—
Class B	1	1	—	—	—
Class C	3	3	—	2	2
Class R(a)	—	—	—	—	—
	8	8	—	3	2
Automatic conversions:
Class A	3,866	674	—	364	10
Class B	(3,866)	(674)	—	(364)	(10)
	—	—	—	—	—
	303,195	300,900	84,478	243,848	138,674
Net increase (decrease) in net assets	468,617	409,172	88,176	314,260	144,641

Net Assets:
Beginning of year	$1,713,401	$1,304,229	$—	$144,641	$—
End of year	$2,182,018	$1,713,401	$88,176	$458,901	$144,641
Undistributed (Accumulated) Net Investment Income (Loss)	$12,555	$9,845	$74	$—	$—

The notes to the financial statements are an integral part of this report.

29

			TA IDEX Multi-
			Manager
			Alternative
	TA IDEX Asset Allocation -		Strategies	TA IDEX Multi-Manager
	Moderate Portfolio		Fund(c)	International Fund(d)
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2007	2007	2006
Share Activity:
Shares issued:
Class A	18,578	15,775	3,939	9,713	5,756
Class B	3,704	4,729	—	1,538	963
Class C	24,461	24,146	4,814	13,097	7,679
Class R(a) (b)	157	4	—	—	—
	46,900	44,654	8,753	24,348	14,398
Shares issued-reinvested from distributions:
Class A	1,955	1,169	—	231	—
Class B	1,117	837	—	46	—
Class C	2,623	1,671	—	267	—
Class R(a)	—	—	—	—	—
	5,695	3,677	—	544	—
Shares redeemed:
Class A	(9,589)	(7,664)	(332)	(1,970)	(285)
Class B	(5,043)	(3,968)	—	(194)	(32)
Class C	(13,843)	(11,684)	(215)	(1,540)	(435)
Class R(a)	(116)	—	—	—	—
	(28,591)	(23,316)	(547)	(3,704)	(752)
Automatic conversions:
Class A	301	55	—	31	1
Class B	(302)	(56)	—	(31)	(1)
	(1)	(1)	—	—	—
Net increase (decrease) in shares outstanding:
Class A	11,245	9,335	3,607	8,005	5,472
Class B	(524)	1,542	—	1,359	930
Class C	13,241	14,133	4,599	11,824	7,244
Class R(a)	41	4	—	—	—
	24,003	25,014	8,206	21,188	13,646

(a) Class R was offered for investment on June 15, 2006.

(b) Amount represents the initial seeding of the class.

(c) TA IDEX Multi-Manager Alternative Strategies Fund commenced operations on December 28, 2006.

(d) TA IDEX Multi-Manager International Fund commenced operations on March 1, 2006.

The notes to the financial statements are an integral part of this report.

30

FINANCIAL HIGHLIGHTS

For the years ended

	TA IDEX Asset Allocation - Conservative Portfolio
	Class A
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$11.76	$11.35		$11.07		$10.67		$9.22

Investment Operations(b)
From net investment income (loss)	0.38	0.28		0.32		0.17		0.18
From net realized and unrealized gain (loss) on investments	0.82	0.80		0.37		0.77		1.47
Total from investment operations	1.20	1.08		0.69		0.94		1.65

Distributions
Net investment income	(0.24)	(0.35)		(0.22)		(0.51)		(0.20)
Net realized gains on investments	(0.32)	(0.32)		(0.19)		(0.03)		—
Total distributions	(0.56)	(0.67)		(0.41)		(0.54)		(0.20)

Net Asset Value
End of year	$12.40	$11.76		$11.35		$11.07		$10.67

Total Return(c)	12.06%	9.90%		6.30%		8.97%		18.18%

Net Assets End of Period	$242,342	$165,071		$129,724		$99,811		$59,250

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	0.62%	0.60	%(a)	0.28%		0.29	%(k)	0.41%
Before reimbursement/fee waiver(g)	0.62%	0.60	%(a)	0.28%		0.29	%(k)	0.41%
Net investment income (loss), to average net assets(e),(h)	3.18%	2.44	%(l)	2.85	%(l)	1.55%		1.80%
Portfolio turnover rate(i)	32%	29%		32%		11%		22%

	TA IDEX Asset Allocation - Conservative Portfolio
	Class B
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$11.73	$11.32		$11.05		$10.66		$9.18

Investment Operations(b)
From net investment income (loss)	0.30	0.20		0.24		0.10		0.11
From net realized and unrealized gain (loss) on investments	0.86	0.81		0.38		0.76		1.47
Total from investment operations	1.16	1.01		0.62		0.86		1.58

Distributions
Net investment income	(0.21)	(0.28)		(0.16)		(0.44)		(0.10)
Net realized gains on investments	(0.32)	(0.32)		(0.19)		(0.03)		—
Total distributions	(0.53)	(0.60)		(0.35)		(0.47)		(0.10)

Net Asset Value
End of year	$12.36	$11.73		$11.32		$11.05		$10.66

Total Return(c)	11.34%	9.19%		5.65%		8.21%		17.38%

Net Assets End of Period	$116,569	$110,701		$106,449		$106,601		$85,134

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.25%	1.26	%(a)	0.93%		0.92	%(k)	1.06%
Before reimbursement/fee waiver(g)	1.25%	1.26	%(a)	0.93%		0.92	%(k)	1.06%
Net investment income (loss), to average net assets(e),(h)	2.59%	1.78	%(l)	2.15	%(l)	0.93%		1.15%
Portfolio turnover rate(i)	32%	29%		32%		11%		22%

The notes to the financial statements are an integral part of this report.

31

	TA IDEX Asset Allocation - Conservative Portfolio
	Class C
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$11.73	$11.32		$11.05		$10.66		$9.19

Investment Operations(b)
From net investment income (loss)	0.30	0.21		0.25		0.10		0.11
From net realized and unrealized gain (loss) on investments	0.86	0.80		0.37		0.76		1.46
Total from investment operations	1.16	1.01		0.62		0.86		1.57

Distributions
Net investment income	(0.22)	(0.28)		(0.16)		(0.44)		(0.10)
Net realized gains on investments	(0.32)	(0.32)		(0.19)		(0.03)		—
Total distributions	(0.54)	(0.60)		(0.35)		(0.47)		(0.10)

Net Asset Value
End of year	$12.35	$11.73		$11.32		$11.05		$10.66

Total Return(c)	11.31%	9.25%		5.61%		8.26%		17.25%

Net Assets End of Period	$336,981	$257,675		$208,959		$182,112		$83,165

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.22%	1.23	%(a)	0.90%		0.93	%(k)	1.06%
Before reimbursement/fee waiver(g)	1.22%	1.23	%(a)	0.90%		0.93	%(k)	1.06%
Net investment income (loss), to average net assets(e),(h)	2.60%	1.82	%(l)	2.21	%(l)	0.89%		1.15%
Portfolio turnover rate(i)	32%	29%		32%		11%		22%

	TA IDEX Asset Allocation -
	Conservative Portfolio(j)
	Class R
	October 31,	October 31,
	2007	2006

Net Asset Value
Beginning of period	$11.84	$11.30

Investment Operations(b)
From net investment income (loss)	0.33	0.13
From net realized and unrealized gain (loss) on investments	0.85	0.47
Total from investment operations	1.18	0.60

Distributions
Net investment income	(0.23)	(0.06)
Net realized gains on investments	(0.32)	—
Total distributions	(0.55)	(0.06)

Net Asset Value
End of year	$12.47	$11.84

Total Return(c)	11.89%	5.35%

Net Assets End of Period	$645	$53

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	0.86%	0.66	%(a)
Before reimbursement/fee waiver(g)	0.86%	0.66	%(a)
Net investment income (loss), to average net assets(e),(h)	2.71%	3.03%
Portfolio turnover rate(i)	32%	29%

The notes to the financial statements are an integral part of this report.

32

	TA IDEX Asset Allocation - Growth Portfolio
	Class A
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$13.44	$11.99		$10.75		$9.82		$7.95

Investment Operations(b)
From net investment income (loss)	0.23	0.03		0.05		(0.02)		(0.03)
From net realized and unrealized gain (loss) on investments	2.53	1.89		1.38		0.95		1.90
Total from investment operations	2.76	1.92		1.43		0.93		1.87

Distributions
Net investment income	(0.29)	(0.11)		(0.12)		—		—
Net realized gains on investments	(0.45)	(0.36)		(0.07)		—		—
Total distributions	(0.74)	(0.47)		(0.19)		—		—

Net Asset Value
End of year	$15.46	$13.44		$11.99		$10.75		$9.82

Total Return(c)	21.35%	16.38%		13.42%		9.47%		23.52%

Net Assets End of Period	$781,872	$502,488		$286,412		$171,708		$55,209

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	0.64%	0.65	%(a)	0.34%		0.43	%(k)	0.45%
Before reimbursement/fee waiver(g)	0.64%	0.65	%(a)	0.34%		0.43	%(k)	0.60%
Net investment income (loss), to average net assets(e),(h)	1.62%	0.22	%(l)	0.42	%(l)	(0.22)%		(0.30)%
Portfolio turnover rate(i)	18%	22%		35%		5%		25%

	TA IDEX Asset Allocation - Growth Portfolio
	Class B
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$13.17	$11.77		$10.57		$9.71		$7.91

Investment Operations(b)
From net investment income (loss)	0.14	(0.05)		(0.03)		(0.09)		(0.08)
From net realized and unrealized gain (loss) on investments	2.47	1.85		1.36		0.95		1.88
Total from investment operations	2.61	1.80		1.33		0.86		1.80

Distributions
Net investment income	(0.20)	(0.04)		(0.06)		—		—
Net realized gains on investments	(0.45)	(0.36)		(0.07)		—		—
Total distributions	(0.65)	(0.40)		(0.13)		—		—

Net Asset Value
End of year	$15.13	$13.17		$11.77		$10.57		$9.71

Total Return(c)	20.54%	15.57%		12.55%		8.96%		22.76%

Net Assets End of Period	$368,186	$288,719		$211,904		$160,959		$82,318

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.29%	1.31	%(a)	0.99%		1.05	%(k)	1.10%
Before reimbursement/fee waiver(g)	1.29%	1.31	%(a)	0.99%		1.05	%(k)	1.25%
Net investment income (loss), to average net assets(e),(h)	1.02%	(0.42	)%(l)	(0.24	)%(l)	(0.82)%		(0.95)%
Portfolio turnover rate(i)	18%	22%		35%		5%		25%

The notes to the financial statements are an integral part of this report.

33

	TA IDEX Asset Allocation - Growth Portfolio
	Class C
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$13.18	$11.78		$10.57		$9.71		$7.86

Investment Operations(b)
From net investment income (loss)	0.14	(0.05)		(0.02)		(0.08)		(0.08)
From net realized and unrealized gain (loss) on investments	2.48	1.85		1.37		0.94		1.93
Total from investment operations	2.62	1.80		1.35		0.86		1.85

Distributions
Net investment income	(0.22)	(0.04)		(0.07)		—		—
Net realized gains on investments	(0.45)	(0.36)		(0.07)		—		—
Total distributions	(0.67)	(0.40)		(0.14)		—		—

Net Asset Value
End of year	$15.13	$13.18		$11.78		$10.57		$9.71

Total Return(c)	20.60%	15.61%		12.82%		8.86%		23.54%

Net Assets End of Period	$1,270,635	$876,768		$528,211		$356,543		$116,956

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.25%	1.26	%(a)	0.93%		0.99	%(k)	1.10%
Before reimbursement/fee waiver(g)	1.25%	1.26	%(a)	0.93%		0.99	%(k)	1.25%
Net investment income (loss), to average net assets(e),(h)	1.03%	(0.38	)%(l)	(0.17	)%(l)	(0.78)%		(0.95)%
Portfolio turnover rate(i)	18%	22%		35%		5%		25%

	TA IDEX Asset Allocation -
	Growth Portfolio(j)
	Class R
	October 31,	October 31,
	2007	2006

Net Asset Value
Beginning of period	$13.43	$12.36

Investment Operations(b)
From net investment income (loss)	0.13	0.05
From net realized and unrealized gain (loss) on investments	2.60	1.02
Total from investment operations	2.73	1.07

Distributions
Net investment income	(0.31)	—
Net realized gains on investments	(0.45)	—
Total distributions	(0.76)	—

Net Asset Value
End of year	$15.40	$13.43

Total Return(c)	21.20%	8.66%

Net Assets End of Period	$884	$85

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	0.68%	0.67	%(a)
Before reimbursement/fee waiver(g)	0.68%	0.67	%(a)
Net investment income (loss), to average net assets(e),(h)	0.94%	1.08%
Portfolio turnover rate(i)	18%	22%

The notes to the financial statements are an integral part of this report.

34

	TA IDEX Asset Allocation - Moderate Growth Portfolio
	Class A
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$13.05	$11.88		$10.97		$10.13		$8.37

Investment Operations(b)
From net investment income (loss)	0.33	0.15		0.16		0.05		0.04
From net realized and unrealized gain (loss) on investments	1.86	1.53		1.00		0.87		1.77
Total from investment operations	2.19	1.68		1.16		0.92		1.81

Distributions
Net investment income	(0.34)	(0.20)		(0.20)		(0.08)		(0.05)
Net realized gains on investments	(0.32)	(0.31)		(0.05)		—		—
Total distributions	(0.66)	(0.51)		(0.25)		(0.08)		(0.05)

Net Asset Value
End of year	$14.58	$13.05		$11.88		$10.97		$10.13

Total Return(c)	17.48%	14.59%		10.69%		9.09%		21.79%

Net Assets End of Period	$1,295,568	$914,835		$560,231		$352,852		$136,295

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	0.60%	0.61	%(a)	0.28%		0.32	%(k)	0.44%
Before reimbursement/fee waiver(g)	0.60%	0.61	%(a)	0.28%		0.32	%(k)	0.44%
Net investment income (loss), to average net assets(e),(h)	2.42%	1.17	%(l)	1.37	%(l)	0.45%		0.48%
Portfolio turnover rate(i)	19%	21%		26%		3%		15%

	TA IDEX Asset Allocation - Moderate Growth Portfolio
	Class B
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$12.94	$11.80		$10.90		$10.09		$8.33

Investment Operations(b)
From net investment income (loss)	0.24	0.06		0.08		(0.02)		(0.02)
From net realized and unrealized gain (loss) on investments	1.85	1.52		1.01		0.85		1.78
Total from investment operations	2.09	1.58		1.09		0.83		1.76

Distributions
Net investment income	(0.26)	(0.13)		(0.14)		(0.02)		—
Net realized gains on investments	(0.32)	(0.31)		(0.05)		—		—
Total distributions	(0.58)	(0.44)		(0.19)		(0.02)		—

Net Asset Value
End of year	$14.45	$12.94		$11.80		$10.90		$10.09

Total Return(c)	16.69%	13.74%		10.05%		8.25%		21.15%

Net Assets End of Period	$651,359	$549,040		$428,677		$333,533		$190,621

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.27%	1.28	%(a)	0.95%		0.97	%(k)	1.09%
Before reimbursement/fee waiver(g)	1.27%	1.28	%(a)	0.95%		0.97	%(k)	1.09%
Net investment income (loss), to average net assets(e),(h)	1.78%	0.51	%(l)	0.68	%(l)	(0.19)%		(0.17)%
Portfolio turnover rate(i)	19%	21%		26%		3%		15%

The notes to the financial statements are an integral part of this report.

35

	TA IDEX Asset Allocation - Moderate Growth Portfolio
	Class C
	October 31,	October 31,		October 31,		October 31,		October 31,
	2007	2006		2005		2004		2003

Net Asset Value
Beginning of period	$12.95	$11.80		$10.91		$10.09		$8.31

Investment Operations(b)
From net investment income (loss)	0.24	0.07		0.08		(0.02)		(0.02)
From net realized and unrealized gain (loss) on investments	1.85	1.52		1.01		0.86		1.80
Total from investment operations	2.09	1.59		1.09		0.84		1.78

Distributions
Net investment income	(0.27)	(0.13)		(0.15)		(0.02)		—
Net realized gains on investments	(0.32)	(0.31)		(0.05)		—		—
Total distributions	(0.59)	(0.44)		(0.20)		(0.02)		—

Net Asset Value
End of year	$14.45	$12.95		$11.80		$10.91		$10.09

Total Return(c)	16.74%	13.87%		10.02%		8.35%		21.44%

Net Assets End of Period	$2,098,087	$1,520,489		$981,156		$675,562		$239,043

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.23%	1.24	%(a)	0.90%		0.92	%(k)	1.09%
Before reimbursement/fee waiver(g)	1.23%	1.24	%(a)	0.90%		0.92	%(k)	1.09%
Net investment income (loss), to average net assets(e),(h)	1.79%	0.55	%(l)	0.74	%(l)	(0.15)%		(0.17)%
Portfolio turnover rate(i)	19%	21%		26%		3%		15%

	TA IDEX Asset Allocation -
	Moderate Growth Portfolio(j)
	Class R
	October 31,	October 31,
	2007	2006

Net Asset Value
Beginning of period	$13.05	$12.13

Investment Operations(b)
From net investment income (loss)	0.24	0.10
From net realized and unrealized gain (loss) on investments	1.93	0.82
Total from investment operations	2.17	0.92

Distributions
Net investment income	(0.36)	—
Net realized gains on investments	(0.32)	—
Total distributions	(0.68)	—

Net Asset Value
End of year	$14.54	$13.05

Total Return(c)	17.31%	7.58%

Net Assets End of Period	$1,983	$54

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	0.67%	0.66	%(a)
Before reimbursement/fee waiver(g)	0.67%	0.66	%(a)
Net investment income (loss), to average net assets(e),(h)	1.80%	2.08%
Portfolio turnover rate(i)	19%	21%

The notes to the financial statements are an integral part of this report.

36

	TA IDEX Asset Allocation - Moderate Portfolio
	Class A
	October 31,	October 31,		October 31,		October 31,	October 31,
	2007	2006		2005		2004	2003

Net Asset Value
Beginning of period	$12.64	$11.78		$11.23		$10.42	$8.76

Investment Operations(b)
From net investment income (loss)	0.36	0.24		0.27		0.12	0.12
From net realized and unrealized gain (loss) on investments	1.40	1.15		0.67		0.84	1.62
Total from investment operations	1.76	1.39		0.94		0.96	1.74

Distributions
Net investment income	(0.37)	(0.28)		(0.33)		(0.15)	(0.08)
Net realized gains on investments	(0.34)	(0.25)		(0.06)		—	—
Total distributions	(0.71)	(0.53)		(0.39)		(0.15)	(0.08)

Net Asset Value
End of year	$13.69	$12.64		$11.78		$11.23	$10.42

Total Return(c)	14.51%	12.22%		8.54%		9.32%	19.98%

Net Assets End of Period	$665,013	$471,902		$329,797		$232,748	$116,102

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	0.59%	0.58	%(a)	0.26%		0.28%	0.37%
Before reimbursement/fee waiver(g)	0.59%	0.58	%(a)	0.26%		0.28%	0.37%
Net investment income (loss), to average net assets(e),(h)	2.83%	1.98	%(l)	2.31	%(l)	1.13%	1.22%
Portfolio turnover rate(i)	23%	22%		19%		1%	18%

	TA IDEX Asset Allocation - Moderate Portfolio
	Class B
	October 31,	October 31,		October 31,		October 31,	October 31,
	2007	2006		2005		2004	2003

Net Asset Value
Beginning of period	$12.55	$11.70		$11.16		$10.37	$8.71

Investment Operations(b)
From net investment income (loss)	0.28	0.16		0.18		0.05	0.05
From net realized and unrealized gain (loss) on investments	1.39	1.15		0.68		0.83	1.63
Total from investment operations	1.67	1.31		0.86		0.88	1.68

Distributions
Net investment income	(0.28)	(0.21)		(0.26)		(0.09)	(0.02)
Net realized gains on investments	(0.34)	(0.25)		(0.06)		—	—
Total distributions	(0.62)	(0.46)		(0.32)		(0.09)	(0.02)

Net Asset Value
End of year	$13.59	$12.55		$11.70		$11.16	$10.37

Total Return(c)	13.73%	11.50%		7.81%		8.62%	19.39%

Net Assets End of Period	$357,175	$336,385		$295,649		$261,772	$183,148

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.25%	1.25	%(a)	0.92%		0.93%	1.02%
Before reimbursement/fee waiver(g)	1.25%	1.25	%(a)	0.92%		0.93%	1.02%
Net investment income (loss), to average net assets(e),(h)	2.21%	1.31	%(l)	1.61	%(l)	0.48%	0.57%
Portfolio turnover rate(i)	23%	22%		19%		1%	18%

The notes to the financial statements are an integral part of this report.

37

	TA IDEX Asset Allocation - Moderate Portfolio
	Class C
	October 31,	October 31,		October 31,		October 31,	October 31,
	2007	2006		2005		2004	2003

Net Asset Value
Beginning of period	$12.55	$11.70		$11.17		$10.37	$8.71

Investment Operations(b)
From net investment income (loss)	0.28	0.16		0.19		0.05	0.05
From net realized and unrealized gain (loss) on investments	1.39	1.14		0.67		0.84	1.63
Total from investment operations	1.67	1.30		0.86		0.89	1.68

Distributions
Net investment income	(0.30)	(0.21)		(0.27)		(0.09)	(0.02)
Net realized gains on investments	(0.34)	(0.25)		(0.06)		—	—
Total distributions	(0.64)	(0.46)		(0.33)		(0.09)	(0.02)

Net Asset Value
End of year	$13.58	$12.55		$11.70		$11.16	$10.37

Total Return(c)	13.86%	11.46%		7.85%		8.67%	19.39%

Net Assets End of Period	$1,159,220	$905,061		$678,783		$518,527	$201,774

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.21%	1.22	%(a)	0.89%		0.89%	1.02%
Before reimbursement/fee waiver(g)	1.21%	1.22	%(a)	0.89%		0.89%	1.02%
Net investment income (loss), to average net assets(e),(h)	2.22%	1.35	%(l)	1.67	%(l)	0.50%	0.57%
Portfolio turnover rate(i)	23%	22%		19%		1%	18%

				TA IDEX Multi-
				Manager
				Alternative
	TA IDEX Asset Allocation -			Strategies
	Moderate Portfolio(j)			Fund(n)
	Class R			Class A
	October 31,	October 31,		October 31,
	2007	2006		2007

Net Asset Value
Beginning of period	$12.64	$11.86		$10.00

Investment Operations(b)
From net investment income (loss)	0.31	0.13		0.05
From net realized and unrealized gain (loss) on investments	1.42	0.65		0.73
Total from investment operations	1.73	0.78		0.78

Distributions
Net investment income	(0.38)	—		—
Net realized gains on investments	(0.34)	—		—
Total distributions	(0.72)	—		—

Net Asset Value
End of year	$13.65	$12.64		$10.78

Total Return(c)	14.31%	6.58%		7.80%

Net Assets End of Period	$610	$53		$38,870

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	0.72%	0.66	%(a)	0.90%
Before reimbursement/fee waiver(g)	0.72%	0.66	%(a)	1.29%
Net investment income (loss), to average net assets(e),(h)	2.44%	2.73%		0.58%
Portfolio turnover rate(i)	23%	22%		—%

The notes to the financial statements are an integral part of this report.

38

	TA IDEX Multi-
	Manager
	Alternative
	Strategies	TA IDEX Multi-Manager
	Fund(n)	International Fund(m)
	Class C	Class A
	October 31,	October 31,	October 31,
	2007	2007	2006

Net Asset Value
Beginning of period	$10.00	$10.63	$10.00

Investment Operations(b)
From net investment income (loss)	(0.01)	—	(0.04)
From net realized and unrealized gain (loss) on investments	0.73	3.19	0.67
Total from investment operations	0.72	3.19	0.63

Distributions
Net investment income	—	(0.58)	—
Net realized gains on investments	—	—	—
Total distributions	—	(0.58)	—

Net Asset Value
End of year	$10.72	$13.24	$10.63

Total Return(c)	7.20%	31.30%	6.30%

Net Assets End of Period	$49,306	$178,422	$58,142

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.55%	0.65%	0.80%
Before reimbursement/fee waiver(g)	1.99%	0.65%	0.88%
Net investment income (loss), to average net assets(e),(h)	(0.07)%	(0.02)%	(0.67	)%(l)
Portfolio turnover rate(i)	—%	1%	1%

	TA IDEX Multi-Manager
	International Fund(m)
	Class B
	October 31,	October 31,
	2007	2006

Net Asset Value
Beginning of period	$10.59	$10.00

Investment Operations(b)
From net investment income (loss)	(0.09)	(0.09)
From net realized and unrealized gain (loss) on investments	3.18	0.68
Total from investment operations	3.09	0.59

Distributions
Net investment income	(0.55)	—
Net realized gains on investments	—	—
Total distributions	(0.55)	—

Net Asset Value
End of year	$13.13	$10.59

Total Return(c)	30.32%	5.90%

Net Assets End of Period	$30,060	$9,849

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.43%	1.45%
Before reimbursement/fee waiver(g)	1.43%	1.53%
Net investment income (loss), to average net assets(e),(h)	1.20%	(1.32	)%(l)
Portfolio turnover rate(i)	1%	1%

The notes to the financial statements are an integral part of this report.

39

	TA IDEX Multi-Manager
	International Fund(m)
	Class C
	October 31,	October 31,
	2007	2006

Net Asset Value
Beginning of period	$10.58	$10.00

Investment Operations(b)
From net investment income (loss)	(0.08)	(0.09)
From net realized and unrealized gain (loss) on investments	3.18	0.67
Total from investment operations	3.10	0.58

Distributions
Net investment income	(0.55)	—
Net realized gains on investments	—	—
Total distributions	(0.55)	—

Net Asset Value
End of year	$13.13	$10.58

Total Return(c)	30.45%	5.80%

Net Assets End of Period	$250,419	$76,650

Ratio and Supplemental Data

Expenses to average net assets:(d),(e)
After reimbursement/fee waiver(f)	1.31%	1.45%
Before reimbursement/fee waiver(g)	1.31%	1.53%
Net investment income (loss), to average net assets(e),(h)	(0.71)%	(1.32	)%(l)
Portfolio turnover rate(i)	1%	1%

(a)	On November 15, 2005, the Fund was authorized under the 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00%, Class C 1.00%, and Class R 0.50%.
(b)	Per share information is calculated based on average number of shares outstanding.
(c)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any (see Note 2).
(g)	Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.
(h)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(i)	Not Annualized.
(j)	Class R was offered for investment on June 15, 2006.
(k)

Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01%, 0.01%, and 0.01% for Class A, Class B, and Class C, respectively (see Note 2).

(l)	Ratios of Net Investment Income (Loss) to Average Net Assets are inclusive of Redemption Fees, if any. The impact of Redemption Fees is less than 0.01% for Class A, Class B, and Class C, respectively.
(m)	TA IDEX Multi-Manager International Fund (“the Fund”) commenced operations on March 1, 2006.
(n)	TA IDEX Multi-Manager Alternative Strategies Fund (“the Fund”) commenced operations on December 28, 2006.

The notes to the financial statements are an integral part of this report.

40

NOTES TO FINANCIAL STATEMENTS

At  October 31, 2007

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  TA IDEX Asset Allocation–Conservative Portfolio, TA IDEX Asset Allocation–Growth Portfolio, TA IDEX Asset Allocation–Moderate Growth Portfolio, TA IDEX Asset Allocation–Moderate Portfolio, TA IDEX Multi–Manager Alternative Strategies Fund and TA IDEX Multi–Manager International Fund, (each, a “Fund” collectively the “Funds”), are part of Transamerica IDEX Mutual Funds.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectuses, which contains more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Multiple class operations, income and expenses: The Funds, with the exception of TA IDEX Multi–Manager International Fund and TA IDEX Multi- Manager Alternative Strategies Fund, currently offer four classes of shares, Class A, Class B, Class C and Class R, each with a public offering price that reflects different sales charges, if any, and expense levels. Class R commenced operations on June 15, 2006. TA IDEX Multi–Manager International Fund currently offers three classes of shares, Class A, Class B and Class C, each with a public offering price that reflects different sales charges, if any, and expense levels. TA IDEX Multi–Manager Alternative Strategies Fund currently offers two classes of shares, Class A and Class C, each with a public offering price that reflects different sales charges, if any, and expense levels.  Class B shares will convert to Class A shares eight years after purchase. Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Security valuations: Investment company securities are valued at the net asset value of the underlying portfolio.

Cash: Each Fund may leave cash overnight in its cash account with the custodian, State Street Bank & Trust Company (“State Street”).  On July 2, 2007, State Street acquired the parent company of Investors Bank & Trust Company (“IBT”). State Street has been contracted on behalf of the Funds to invest the excess cash into their savings accounts, which at October 31, 2007 were paying an interest rate of 3.00%.

Throughout the year, the Funds may have cash overdraft balances.  A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investment companies.

Redemption fees: A short-term trading redemption fee may be assessed on any Fund shares in a fund account that are sold during the first five (5) New York Stock Exchange (“NYSE”) trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2007, the Funds received redemption fees, which are located in the Funds’ Statements of Changes in Net Assets.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

NOTE 2.   RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. (“TFAI”) is the Funds’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital Inc. (“TCI”) is the Funds’ distributor/principal underwriter. Prior to May 1, 2007, AFSG Securities Corp. (“AFSG”) was the Funds’ distributor/principal underwriter.  TFAI, TFS, and TCI are affiliates of AEGON NV, a Netherlands corporation.

Transamerica Investment Management, LLC (“TIM”) is an affiliate of the Funds and a sub-adviser to other funds within Transamerica IDEX Mutual Funds.

Certain officers and trustees of the Funds are also officers and/or directors of TFAI, TFS and TCI.

Because the underlying funds have varied expense and fee levels and the Funds may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

Investment advisory fees: The Funds pay management  fees to TFAI based on average daily net assets (“ANA”) at the following rates:

41

Fund	Rate of ANA
TA IDEX Asset Allocation - Conservative Portfolio	0.10% of ANA

TA IDEX Asset Allocation - Growth Portfolio	0.10% of ANA

TA IDEX Asset Allocation - Moderate Growth Portfolio	0.10% of ANA

TA IDEX Asset Allocation - Moderate Portfolio	0.10% of ANA

TA IDEX Multi-Manager Alternative Strategies Fund	0.20% of the first $500 million of ANA 0.19% of the next $500 million of ANA 0.18% of ANA over $1 billion

TA IDEX Multi-Manager International Fund	0.10% of ANA

TFAI has contractually agreed to waive its advisory fees and will reimburse the Funds to the extent that operating expenses, excluding 12b-1 fees, exceed the following stated annual limit:

Fund	Expense Limit
TA IDEX Asset Allocation - Conservative Portfolio	0.45%
TA IDEX Asset Allocation - Growth Portfolio	0.45
TA IDEX Asset Allocation - Moderate Growth Portfolio	0.45
TA IDEX Asset Allocation - Moderate Portfolio	0.45
TA IDEX Multi-Manager Alternative Strategies Fund	0.55
TA IDEX Multi-Manager International Fund	0.45

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three  years, the Funds may be required to pay the adviser a portion or all of the reimbursed class expenses.  The following Fund had an amount available to recapture at October 31, 2007:

TA IDEX Multi-Manager	Reimbursement of	Available for
Alternate Strategies Fund	Class Expenses	Recapture Through

Fiscal Year 2007:		10/31/2010
Class A	$54
Class C	75

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on average daily net assets, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each available class up to the following limits: 0.35% for Class A; 1.00% for Class B; 1.00% for Class C; and 0.50% for Class R.

In the case the Funds or a class of shares of the Funds is closed to new investors or investments, the Funds are authorized to pay 12b-1 fees for past sales and distribution efforts and present and past investor services.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2007, the underwriter commissions were as follows:

TA IDEX Asset Allocation - Conservative Portfolio

Received by Underwriter	$1,830
Retained by Underwriter	314
Contingent Deferred Sales Charge	268

TA IDEX Asset Allocation - Growth Portfolio

Received by Underwriter	$6,221
Retained by Underwriter	990
Contingent Deferred Sales Charge	809

TA IDEX Asset Allocation - Moderate Growth Portfolio

Received by Underwriter	$11,055
Retained by Underwriter	1,799
Contingent Deferred Sales Charge	1,476

TA IDEX Asset Allocation - Moderate Portfolio

Received by Underwriter	$5,077
Retained by Underwriter	842
Contingent Deferred Sales Charge	824

TA IDEX Multi-Manager Alternative Strategies Fund

Received by Underwriter	$813
Retained by Underwriter	130
Contingent Deferred Sales Charge	17

TA IDEX Multi-Manager International Fund

Received by Underwriter	$1,477
Retained by Underwriter	228
Contingent Deferred Sales Charge	97

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. The Funds paid TFS the following for the year ended October 31, 2007:

Fund	Fees
TA IDEX Asset Allocation - Conservative Portfolio	$508
TA IDEX Asset Allocation - Growth Portfolio	2,404
TA IDEX Asset Allocation - Moderate Growth Portfolio	3,394
TA IDEX Asset Allocation - Moderate Portfolio	1,556
TA IDEX Multi-Manager Alternative Strategies Fund	37
TA IDEX Multi-Manager International Fund	369

Deferred compensation plan: Each eligible independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica IDEX Mutual Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in any series of Transamerica IDEX Mutual Funds, including the Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is an unfunded and unsecured claim against the general assets of all series of Transamerica IDEX Mutual Funds. The pro rata liability to the Funds of all deferred fees in the Plan amounted, as of October 31, 2007, to the following:

Fund	Deferred Fees
TA IDEX Asset Allocation - Conservative Portfolio	$17
TA IDEX Asset Allocation - Growth Portfolio	31
TA IDEX Asset Allocation - Moderate Growth Portfolio	63
TA IDEX Asset Allocation - Moderate Portfolio	44
TA IDEX Multi-Manager Alternative Strategies Fund	—	(a)
TA IDEX Multi-Manager International Fund	1

(a) Rounds to less than $1

42

Retirement plan: Under a retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX Mutual Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

The amounts shall be accrued by Transamerica IDEX Mutual Funds on a pro rata basis allocable to each Transamerica IDEX Mutual Fund based on the relative assets of the fund. If retainers increase in the future, past accruals (and credits) will be adjusted upward so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

For the year ended October 31, 2007, the amounts related to the Emeritus Plan were as follows:

Emeritus Fees
Fund	Due
TA IDEX Asset Allocation - Conservative Portfolio	$26
TA IDEX Asset Allocation - Growth Portfolio	73
TA IDEX Asset Allocation - Moderate Growth Portfolio	135
TA IDEX Asset Allocation - Moderate Portfolio	82
TA IDEX Multi-Manager Alternative Strategies Fund	—
TA IDEX Multi-Manager International Fund	4

As of October 31, 2007, the Funds had not made any payments related to the Emeritus Plan. Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Fund shall continue to pay any remaining benefits in accordance with the Plan, but no further compensation shall accrue under the Plan.

NOTE 3.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2007 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
TA IDEX Asset Allocation - Conservative Portfolio	$308,752	$—	$189,891	$—
TA IDEX Asset Allocation - Growth Portfolio	793,114	—	364,508	—
TA IDEX Asset Allocation - Moderate Growth Portfolio	1,311 ,098	—	669,391	—
TA IDEX Asset Allocation - Moderate Portfolio	728,496	—	440,825	—
TA IDEX Multi-Manager Alternative Strategies Fund	82,756	—	105	—
TA IDEX Multi-Manager International Fund	245,571	—	2,714	—

NOTE 4. FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales and distribution reclasses.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
TA IDEX Asset Allocation - Growth Portfolio	$(8,809)	$5,787	$3,022
TA IDEX Asset Allocation - Moderate Growth Portfolio	—	1	(1)
TA IDEX Asset Allocation - Moderate Portfolio	—	1	(1)
TA IDEX Multi-Manager Alternative Strategies Fund	(7)	7	—
TA IDEX Multi-Manager International Fund	(2,136)	2,136	—

43

The capital loss carryforwards utilized during the year ended October 31, 2007 were as follows:

Fund	Capital Loss Carryforwards Utilized During the Year Ended October 31, 2007
TA IDEX Multi-Manager International Fund	$1,516

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during 2006 and 2007 was as follows:

	Distributions Paid		Distributions Paid
	From: 2006		From: 2007
		Long-term		Long-term
	Ordinary	Capital	Ordinary	Capital
	Income	Gain	Income	Gain
TA IDEX Asset Allocation - Conservative Portfolio	$12,373	$12,619	$19,157	$12,903
TA IDEX Asset Allocation - Growth Portfolio	5 ,292	31,929	34,305	53,648
TA IDEX Asset Allocation - Moderate Growth Portfolio	25,895	53,728	73,568	70,685
TA IDEX Asset Allocation - Moderate Portfolio	25,990	28,464	44,697	45,290
TA IDEX Multi-Manager International Fund	—	—	8,813	—

The tax basis components of distributable earnings as of October 31, 2007 are as follows:

					Net*
	Undistributed	Undistributed		Other	Unrealized
	Ordinary	Long-term	Capital Loss	Temporary	Appreciation
Fund	Income	Capital Gain	Carryforward	Differences	(Depreciation)
TA IDEX Asset Allocation - Conservative Portfolio	$294	$13,795	$—	$—	$83,606
TA IDEX Asset Allocation - Growth Portfolio	—	68,794	—	—	541,867
TA IDEX Asset Allocation - Moderate Growth Portfolio	1,066	115,144	—	—	770,556
TA IDEX Asset Allocation - Moderate Portfolio	12,555	65,089	—	—	358,455
TA IDEX Multi- Manager Alternative Strategies Fund	75	—	—	—	3,632
TA IDEX Multi- Manager International Fund	—	3,331	(1,516)	—	75,725

*The amount includes unrealized appreciation (depreciation) from foreign currency translation and derivatives, if applicable.

NOTE 5.   REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Funds’ investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that any such action will have a material adverse impact is remote. It is important to note that the Funds are not aware of any allegation of wrongdoing against them and their Boards at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

NOTE 6.  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.

Implementation of FIN 48 requires Management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states.  Open tax years are those that are open for exam by taxing authorities (i.e., the last 4 tax year ends and the interim tax period since then).  The Funds have no examinations in progress and none are expected at this time.

As of September 28, 2007, Management of the Funds have reviewed all open tax years and major jurisdictions and concluded the adoption of FIN 48 resulted in no impact the Funds’ net assets or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.  The Funds are also not aware of any tax

44

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities,  throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted.

As of October 31, 2007, Management does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

NOTE 7.  SUBSEQUENT EVENT

Effective January 1, 2008, Transamerica Fund Advisors, Inc. will change its name to Transamerica Asset Management, Inc.

45

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Multi-Manager Alternative Strategies Fund, and TA IDEX Multi-Manager International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX Asset Allocation - Conservative Portfolio, TA IDEX Asset Allocation - Growth Portfolio, TA IDEX Asset Allocation - Moderate Growth Portfolio, TA IDEX Asset Allocation - Moderate Portfolio, TA IDEX Multi-Manager Alternative Strategies Fund, and TA IDEX Multi-Manager International Fund (individually a “Fund”, collectively the “Funds”) at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 28, 2007

46

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2007, the Funds designated the following as qualified dividend income:

Qualified Dividend
Fund	Income
TA IDEX Asset Allocation - Conservative Portfolio	$1,476
TA IDEX Asset Allocation - Growth Portfolio	10,897
TA IDEX Asset Allocation - Moderate Growth Portfolio	15,418
TA IDEX Asset Allocation - Moderate Portfolio	6,802
TA IDEX Multi-Manager Alternative Strategies Fund	9
TA IDEX Multi-Manager International Fund	1,112

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Dividend Received
Fund	Deduction Percentage
TA IDEX Asset Allocation - Conservative Portfolio	5.31%
TA IDEX Asset Allocation - Growth Portfolio	41.18%
TA IDEX Asset Allocation - Moderate Growth Portfolio	14.16%
TA IDEX Asset Allocation - Moderate Portfolio	10.16%
TA IDEX Multi-Manager Alternative Strategies Fund	1.18%
TA IDEX Multi-Manager International Fund	5.84%

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2007 were as follows:

Long-Term Capital
Fund	Designation
TA IDEX Asset Allocation – Conservative Portfolio	$12,903
TA IDEX Asset Allocation - Growth Portfolio	53,648
TA IDEX Asset Allocation - Moderate Growth Portfolio	70,685
TA IDEX Asset Allocation - Moderate Portfolio	45,290
TA IDEX Multi-Manager Alternative Strategies Fund	—
TA IDEX Multi-Manager International Fund	—

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

47

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results.  Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following items.

At a special meeting of shareholders held on October 30, 2007, the results of the Proposals were as follows:

Proposal 1:	To elect a new Board of Trustees

	For	Withheld
John K. Carter	1,869,801,381.126	75,092,910.077
Leo J. Hill	1,870,292,020.404	74,602,270.799
Joyce Galpern Norden	1,870,010,162.690	74,884,128.513
Neal M. Jewell	1,869,085,986.703	75,808,304.500
Russell A. Kimball, Jr.	1,869,975,193.416	74,919,097.787
Eugene M. Mannella	1,869,732,073.896	75,162,217.307
Norm R. Nielsen	1,870,076,377.259	74,817,913.944
Patricia L. Sawyer	1,870,218,037.071	74,676,254.132
John W. Waechter	1,869,642,547.953	75,251,743.250

Proposal 2:	To approve an amendment to the Agreement and Declaration of Trust

For	Withheld	Abstain
1,216,704,908.632	76,054,434.614	186,736,131.957

48

TRANSAMERICA IDEX MUTUAL FUNDS

Management of the Funds

Name, Address*** and Age	Position(s) Held	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships

Independent Trustees :**

Leo J. Hill (DOB: 3/27/56)	Trustee	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Trustee, Diversified Investors Portfolios (“DIP”), The Diversified Investors Funds Group (“DIFG”), The Diversified Investors Funds Group II (“DIFG II”) and Diversified Investors Strategic Variable Funds (“DISVF”) (2007 to present); Trustee, Transamerica IDEX Mutual Funds (“TA IDEX”) (2002 to present); Director, Transamerica Income Shares, Inc. (“TIS”) (2002 to present); Trustee, AEGON/Transamerica Series Trust (“ATST”) (2001 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L. J. Hill & Company (1999 to present); Market President, Nations Bank of Sun Coast Florida (1998 to 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 to 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 to 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 to 1991).

				160	None

Russell A. Kimball, Jr. (DOB: 8/17/44)	Trustee	Since 2002	Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2002 to present); Director, TIS (2002 to present); Trustee, ATST (1986 to present); General Manager, Sheraton Sand Key Resort (1975 to present).	160	None

Norm R. Nielsen (DOB: 5/11/39)	Trustee	Since 2006	Retired (2005 to present); Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2006 to present); Director, TIS (2006 to present); Trustee, ATST (2006 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1987 to 2006); President, Kirkwood Community College (1979 to 2005).	160	Buena Vista University Board of Trustees (2004 to present)

49

Name, Address*** and Age	Position(s) Held	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships

John W. Waechter (DOB: 2/25/52)	Trustee	Since 2005	Trustee, DIP, DIFG, DIFG II and DISVF (2007 to present); Trustee, TA IDEX (2005 to present); Director, TIS (2004 to present); Trustee, ATST (2004 to present); employee, RBC Dain Rauscher (securities dealer) (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).	160	None

Neal M. Jewell (DOB: 2/12/35)	Trustee	Since 2007	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II and DISVF (1993 to present); Independent Trustee, EAI Select Managers Equity Fund (mutual fund) (1996 to 2004).	160	None

Eugene M. Mannella (DOB: 2/1/54)	Trustee	Since 2007	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker-dealer) (1998 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II and DISVF (1994 to present); President, International Fund Services (alternative asset administration) (1993 to 2005).	160	None

Joyce Galpern Norden (DOB: 6/1/39)	Trustee	Since 2007	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP (2002 to present); Trustee, DIFG, DIFG II, and DISVF (1993 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004).	160	Board of Governors, Reconstructionist Rabbinical College (2007 to present)

Patricia L. Sawyer (DOB: 7/1/50)	Trustee	Since 2007	Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present).	160	None

50

Name, Address*** and Age	Position(s) Held	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships

Interested Trustee:****

John K. Carter (DOB: 4/24/61)	Trustee	Since 2006

President and Chief Executive Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), TA IDEX; Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), ATST; Director (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (2002 to June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 to August 2006), TIS; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TFAI; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), TFS; Vice President, AFSG Securities Corporation (2001 to present); Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer, (2003 to August 2006), Transamerica Investors, Inc. (“TII”); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 to 2005).

				160	None

51

Officers

Name, Address*** and Age	Position(s) Held	Length of Time Served†	Principal Occupation(s) During the Past Five Years

John K. Carter (DOB: 4/24/61)	Chief Executive Officer and President	Since 1999	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, TA IDEX, ATST and TIS (September 2006 to present); Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President and Secretary, TII (September 2006 to present); Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).

Elizabeth L. Belanger (DOB: 1/7/72)	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	Since 2007

Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TII (November 2007 to present); Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TA IDEX, ATST and TIS (July 2007 to present); Deputy General Counsel and Conflicts of Interest Officer (August 2007 to present), Assistant Secretary (August 2005 to present), DIP, DIFG, DIFG II and DISVF; Vice President and Senior Counsel, Diversified since 2005); Director, TFLIC (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).

Joe P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, TII (November 2007 to present); Vice President, Treasurer and Principal Financial Officer, TA IDEX, ATST and TIS (July 2007 to present); Vice President (August 2007 to present), Treasurer and Principal Financial Officer (2001 to present), DIP, DIFG, DIFG II and DISVF; Vice President, Diversified (since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	Since 2004

Vice President and Chief Investment Officer, TII (November 2007 to present); Vice President (July 2007 to present), Chief Investment Officer (June 2007 to present), Senior Vice President (June 2007 to July 2007), Senior Vice President - Investment Management (July 2006 to June 2007), Vice President - Investment Management (2004 to July 2006), TA IDEX, ATST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Director, TFAI and TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).

52

Name, Address*** and Age	Position(s) Held	Length of Time Served†	Principal Occupation(s) During the Past Five Years

T. Gregory Reymann, II (DOB: 5/13/58)	Chief Compliance Officer	Since 2004

Chief Compliance Officer (September 2006 to present) and Vice President (2005 to present), TII; Chief Compliance Officer TA IDEX, ATST, TIS and TFAI (September 2006 to present); Senior Vice President, TFAI (September 2006 to present); Senior Vice President, TA IDEX, ATST and TIS (September 2006 to July 2007); Vice President and Senior Counsel, TFS (2005 to 2006); Vice President and Counsel, TA IDEX, ATST, TFAI and TIS (2004 to 2006), TFS (2004 to 2005) and TIF (2004); Attorney, Gould, Cooksey, et al. (2002 to 2004).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	Since 2007

Assistant Treasurer, TII (November 2007 to present); Assistant Treasurer (July 2007 to present) , Assistant Vice President (2005 to present), TA IDEX, ATST and TIS; Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TFAI (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	Since 2007

Assistant Treasurer, TII (November 2007 to present); Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Diversified (with Diversified since 1998).

*

Each Trustee shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the Transamerica IDEX by-laws.

**	Independent trustee (“Independent Trustee”) means a trustee who is not an “interested person” (as defined under the 1940 Act) of the Trust (the “Independent Trustees”).
***	The mailing address of each Trustee and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.
****	May be deemed an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust because of his employment with the Advisor or an affiliate of the Advisor.
†	If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Additional information about the Fund trustees can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339.

53

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica IDEX Mutual Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website (http://www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at (http://www.sec.gov).

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at (http://www.sec.gov). The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica IDEX Annual Report, the Transamerica IDEX Prospectus, and other required documents that keep you informed regarding your funds. Transamerica IDEX will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us. To elect to receive individual mailings, simply call a Transamerica IDEX Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-IDEX (4339)
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Class I Funds

Annual Report

October 31, 2007

www.transamericaidex.com

Customer Service 1-888-233-IDEX (4339)

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder,

On behalf of Transamerica IDEX Mutual Funds, I would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report. The positive returns experienced in the equity markets for the trailing 12 months ending October 31, 2007, mask the volatility experienced along the way, with significant pullbacks occurring in February-March and July-August. The Federal Reserve Board (“Federal Reserve”) was on hold for most of the past twelve months but more recently in September and October lowered its target for the federal funds rate by 0.50% and 0.25% respectively. The rate reductions by the Federal Reserve signaled an effort to inject liquidity and stability to the markets which have been adversely affected by concerns over subprime debt. While Gross Domestic Product growth remains positive, investor concerns over the extent to which subprime debt may affect consumer spending and persistently high oil prices have been a check on market returns. For the twelve months ending October 31, 2007, the Dow Jones Industrial Average returned 17.94%, the Standard & Poor’s 500 Composite Stock Index returned 14.56%, and the Lehman Brothers Aggregate Bond Index returned 5.38%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisors are familiar with the market’s history, including long-term returns and volatility of various asset classes.

With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica IDEX Mutual Funds	Transamerica IDEX Mutual Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica IDEX Mutual Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica IDEX Mutual Funds.

TA IDEX AllianceBernstein International Value

MARKET ENVIRONMENT

International equity markets were strong for the twelve months ending October 31, 2007, as the Morgan Stanley Capital International (EAFE) Index (“MSCI-EAFE”) rose 25.43%. Gains were witnessed through the middle of 2006 as markets were boosted by optimism about the outlook for global economic growth and corporate profitability. However, by the end of the second quarter, markets suffered a severe bout of turbulence amid a liquidity crisis in short-term money markets triggered by mounting problems in the US sub-prime mortgage market. Markets rebounded through October after injections of liquidity by many central banks and a cut in US interest rates helped to ease investor anxiety. Most sectors posted double digit returns for the period, although finance and medical stocks lagged.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX AllianceBernstein International Value Class I returned 23.99%. By comparison its benchmark, the MSCI-EAFE, returned 25.43%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.93%.

STRATEGY REVIEW

Contributors to our performance premium during the period were concentrated in the transportation and industrial commodities sector. Steelmakers JFE Holdings, Inc., ArcelorMittal and voestalpine AG benefited from high steel prices, while commodity price strength lifted shares of diversified Anglo-Swiss miner Xstrata plc. In the transportation sector, Japanese shipping company Mitsui O.S.K. Lines, Ltd. benefited from strong demand and a recovery in shipping rates. Our overweight of the industrial commodities sector, and our underweight of the medical sector, also contributed to performance.

Detractors from relative returns were both our overweight and the relative weakness of some of our holdings within the financial sector. The biggest detractors in terms of stock selection included some of our Japanese financial holdings, notably leasing and consumer finance group ORIX Corporation and Sumitomo Mitsui Financial Group Inc., one of Japan’s three biggest nationwide banking groups. Both stocks suffered due to the market’s jitters over the sub-prime loan crisis despite having limited exposure to sub-prime mortgages or related financial products. The Bank of Japan’s decision to delay an expected increase in interest rates also dampened the market’s hopes that higher rates would help to widen banks’ lending margins. Also suffering from the sub-prime crisis were positions in financial companies ING Groep N.V. and HBOS plc. Meanwhile, investors reacted negatively to Fortis SA/NV’s participation in a consortium that is bidding for ABN AMRO Holding N.V., fearing that it will overpay for the Dutch bank.

Sharon E. Fay

Kevin F. Simms

Henry S. D’Auria, CFA

Marilyn G. Fedak

John P. Mahedy, CPA

Co-Portfolio Managers

AllianceBernstein L.P.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	23.99%	25.17%	12/6/05
MSCI EAFE (1)	25.43%	25.33%	12/6/05

NOTES

(1) The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is seful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,073.59	0.93%	$4.85
Hypothetical (b)	1,000.00	1,020.46	0.93	4.72

(a) Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (97.5%)
Australia (4.0%)
Australia & New Zealand Banking	62,700	$1,749
BHP Billiton, Ltd.	82,300	3,516
National Australia Bank, Ltd.	148,521	5,933
Oxiana, Ltd. ‡	589,700	2,295
QBE Insurance Group, Ltd.	113,379	3,415
Zinifex, Ltd.	254,500	3,927
Austria (0.9%)
Voestalpine AG	49,100	4,409
Belgium (1.5%)
Fortis	241,333	7,702
Fortis-Strip Vvpr ‡	96,532	2
Canada (4.7%)
Canadian Imperial Bank of Commerce	35,400	3,802
Fairfax Financial Holdings, Ltd.	4,500	1,238
Gerdau Ameristeel Corp.	226,700	3,081
ING Canada, Inc.	37,566	1,780
Methanex Corp.	76,500	2,324
Petro-Canada	46,600	2,674
Royal Bank of Canada	43,104	2,543
Sun Life Financial, Inc.	54,900	3,173
Teck Cominco, Ltd. Class B	73,000	3,636
Finland (1.6%)
Nokia OYJ	87,300	3,454
Stora ENSO OYJ Class R ^	264,600	4,847
France (12.8%)
Air France-KLM	77,800	2,953
Arkema ‡	30,400	2,065
BNP Paribas	67,820	7,466
Credit Agricole SA	153,465	6,059
France Telecom SA	121,400	4,472
Lagardere Sca	56,400	4,760
Michelin (C.G.D.E.) Class B	39,000	5,215
Renault SA	70,800	11,872
Sanofi-Aventis	78,600	6,884
Societe Generale	39,020	6,541
Total SA	102,900	8,285
Germany (12.7%)
Allianz SE	48,200	10,824
BASF AG	66,200	9,146
Daimler AG	9,200	1,011
Deutsche Bank AG	50,800	6,765
Deutsche Lufthansa AG	160,600	4,738
Deutsche Telekom AG	242,200	4,958
E.ON AG	58,200	11,359
Epcos AG	30,200	608
Fresenius Medical Care AG	19,500	1,029
Muenchener Rueckversicherungs AG	43,800	8,391
RWE AG	53,810	7,336
Italy (2.9%)
Buzzi Unicem SpA	80,900	2,288
ENI SpA	239,500	8,704
Fondiaria-Sai SpA	43,700	2,113
Fondiaria-Sai SpA	5,900	$201
Italcementi SpA	72,400	1,657
Japan (23.2%)
Aisin Seiki Co., Ltd.	56,200	2,291
ALPS Electric Co., Ltd.	163,800	2,037
Canon, Inc.	50	3
Dainippon Ink & Chemical, Inc.	190,000	905
Edion Corp.	134,400	1,532
Fujitsu, Ltd.	628,000	4,903
Hachijuni Bank, Ltd. (The) ‡	270,000	2,056
Honda Motor Co., Ltd.	132,900	4,957
Isuzu Motors, Ltd. ^	659,000	3,247
ITOCHU Corp.	166,000	2,075
JFE Holdings, Inc.	116,300	6,749
Kyushu Electric Power Co., Inc.	122,200	2,973
Mitsubishi Chemical Holdings Corp.	467,000	3,836
Mitsubishi Corp.	136,700	4,209
Mitsubishi UFJ Financial Group, Inc.	761,000	7,519
Mitsui & Co., Ltd.	204,000	5,220
Mitsui Chemicals, Inc.	333,000	3,099
Mitsui O.S.K. Lines, Ltd.	335,000	5,475
Namco Bandai Holdings, Inc.	126,000	1,932
Nippon Mining Holdings, Inc.	259,000	2,422
Nippon Steel Corp.	269,000	1,771
Nippon Telegraph & Telephone Corp.	1,108	5,075
Nippon Yusen Kabushiki Kaisha	229,000	2,344
Nissan Motor Co., Ltd.	600,600	6,908
Oki Electric Industry Co., Ltd. ‡^	309,000	523
ORIX Corp.	21,240	4,276
Sharp Corp.	295,000	4,619
Sumitomo Mitsui Financial Group, Inc.	921	7,462
Tokyo Electric Power Co., Inc. (The)	209,700	5,311
Toshiba Corp. ^	638,000	5,340
Tosoh Corp.	303,000	1,921
Toyota Motor Corp.	132,900	7,574
Netherlands (5.4%)
Arcelor Mittal	114,647	9,189
ING Groep NV	219,800	9,870
Koninklijke Ahold NV ‡	289,760	4,343
Koninklijke BAM Groep NV	93,900	2,474
Wolters Kluwer NV	73,200	2,291
Singapore (0.4%)
Neptune Orient Lines, Ltd.	637,000	2,242
Spain (2.2%)
Banco Santander Central Hispano SA	241,200	5,234
Repsol YPF SA	151,600	5,977
Sweden (1.0%)
Nordea Bank AB	120,400	2,150
Svenska Cellulosa AB Class B	182,400	3,212
Switzerland (2.1%)
Credit Suisse Group	100,000	6,721
Novartis AG	77,530	4,120

	Shares	Value
United Kingdom (22.1%)
Antofagasta PLC	24,700	$430
Associated British Foods PLC	21,600	409
AstraZeneca PLC	123,400	6,083
Aviva PLC	368,500	5,783
BAE Systems PLC	568,700	5,883
Barclays PLC	593,500	7,447
BHP Billiton PLC	72,000	2,739
BP PLC	365,700	4,748
British American Tobacco PLC	114,100	4,338
GlaxoSmithKline PLC	385,000	9,901
HBOS PLC	436,500	7,916
Home Retail Group PLC	376,000	3,406
ITV PLC	1,473,770	3,034
Marston’s PLC	231,200	$1,652
Mitchells & Butlers PLC	180,200	2,491
Rio Tinto PLC	40,300	3,759
Royal & Sun Alliance Insurance Group	659,161	2,159
Royal Bank of Scotland Group PLC	836,300	8,973
Royal Dutch Shell PLC Class A	315,630	13,800
Sabmiller PLC	21,119	634
Trinity Mirror PLC	98,700	824
Vodafone Group PLC	3,086,312	12,117
Xstrata PLC	84,840	6,075
Total Common Stocks (cost $421,818)		506,188

Total Security Lending Collateral (cost $8,918) ±		8,918
Total Investment Securities (cost $430,736) #		$515,106

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007 of all securities on loan is $8,344.
±

Cash collateral for the Repurchase Agreements, valued at $1,627, that serve as collateral for securities lending, is invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $430,736. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $95,074 and $10,704, respectively. Net unrealized appreciation for tax purposes is $84,370.

The notes to the financial statements are an integral part of this report.

(unaudited)

	Percentage of
	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	16.1%	$82,849
Metals & Mining	10.0%	51,576
Oil, Gas & Consumable Fuels	9.1%	46,609
Insurance	7.6%	39,077
Automobiles	6.9%	35,568
Pharmaceuticals	5.2%	26,989
Chemicals	4.5%	23,297
Electric Utilities	3.8%	19,643
Diversified Financial Services	3.4%	17,574
Diversified Telecommunication Services	2.8%	14,505
Capital Markets	2.6%	13,486
Wireless Telecommunication Services	2.4%	12,117
Trading Companies & Distributors	2.2%	11,505
Media	2.1%	10,909
Computers & Peripherals	2.0%	10,243
Marine	2.0%	10,061
Paper & Forest Products	1.6%	8,058
Airlines	1.5%	7,691
Auto Components	1.5%	7,506
Multi-Utilities	1.4%	7,337
Aerospace & Defense	1.1%	5,883
Household Durables	0.9%	4,619
Food & Staples Retailing	0.8%	4,343
Tobacco	0.8%	4,338
Consumer Finance	0.8%	4,276
Construction Materials	0.8%	3,945
Communications Equipment	0.7%	3,454
Internet & Catalog Retail	0.7%	3,406
Electronic Equipment & Instruments	0.6%	3,168
Hotels, Restaurants & Leisure	0.5%	2,491
Construction & Engineering	0.5%	2,474
Beverages	0.4%	2,286
Leisure Equipment & Products	0.4%	1,932
Specialty Retail	0.3%	1,532
Health Care Providers & Services	0.2%	1,029
Food Products	0.1%	409
Office Electronics	0.0%	3
Investment Securities, at value	98.3%	506,188
Short-Term Investments	1.7%	8,918
Total Investments	100.0%	$515,106

The notes to the financial statements are an integral part of this report.

TA IDEX Bjurman, Barry Micro Emerging Growth

MARKET ENVIRONMENT

US equities have sustained a strong performance for the fiscal year period, credited to a mix of strong corporate profits, expanding global economies, and relatively low interest rates. However, the stock market’s tone progressively turned less optimistic as troubles in the market for risky mortgages surfaced.

Volatility in financial markets surged, faced with the effects of a spreading credit crunch that brought about massive losses in several banks and hedge funds. Rising energy prices further helped to sour investors’ mood, raising concerns about a possible drag on corporate profits and consumer spending. Nevertheless, the Federal Reserve Board lowered its federal funds rate in consecutive meetings, successfully revitalizing the market.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Bjurman, Barry Micro Emerging Growth Class I returned 19.48%. By comparison its benchmark, the Russell 2000 Growth Index (“Russell 2000 Growth”), returned 16.73%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.16%.

STRATEGY REVIEW

Corporate profits have weakened relative to earlier periods, as a result of the economic slowdown induced by the credit turmoil. The sectors that performed the best were energy, technology, manufacturing, and basic materials, with financials, transportation, and consumer sector components clearly lagging behind.

The portfolio outperformed the Russell 2000 Growth due to positive results in both sector allocation and selection. The portfolio was appropriately overweighted in the faster earnings growth sectors such as technology, energy, and manufacturing; at the same time it avoided the worse performing retail and financial stocks. The selection results were helped in large part by good performance in select energy (Flowtech Industries Ag, Arena Resources, Inc.), transportation (TBS International Limited, Navios Maritime Holdings Inc.), and consumer staples (Jones Soda Co.) stocks. The stocks that had the greatest negative impact were C-COR Incorporated, Premier Exhibitions, Inc., and Portfolio Recovery Associates, Inc.

Company size was a key contributor of performance. Within the small cap arena, investors have gravitated towards larger capitalization stocks, benefiting the sizeweighted Russell 2000 Growth. The portfolio had a heavier weighting in the smaller capitalization and micro-cap stocks, disadvantaging its stocks.

Though value-oriented stocks dominated in 2006, growth stocks have outperformed for most of 2007, coming off several years of underperformance. The marketplace has increasingly favored companies characterized by high earnings growth and momentum; attributes that we favor and are typically found in the portfolio.

O. Thomas Barry, III, CFA, CIC

Portfolio Manager

Bjurman, Barry & Associates

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

		From	Inception
	1 Year	Inception	Date
Class I (NAV)	19.48%	19.59%	8/1/06
Russell 2000 Growth (1)	16.73%	22.40%	8/1/06

NOTES

(1) The Russell 2000 Growth (Russell 2000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Investing in small cap stocks generally involves greater risks so an investment in the Fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

This Fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,129.07	1.14%	$6.10
Hypothetical (b)	1,000.00	1,019.41	1.14	5.79

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector
At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.3%)
Aerospace & Defense (4.4%)
Cubic Corp.	53,500	$2,407
Stanley, Inc. ‡	63,100	1,671
Auto Components (0.9%)
Spartan Motors, Inc.	57,400	806
Beverages (1.5%)
Boston Beer Co., Inc. Class A ‡	26,300	1,374
Building Products (1.3%)
Apogee Enterprises, Inc.	52,000	1,224
Chemicals (4.1%)
Calgon Carbon Corp. ‡^	82,200	1,225
Flotek Industries, Inc. ‡^	49,800	2,530
Commercial Services & Supplies (4.9%)
Huron Consulting Group, Inc. ‡^	20,500	1,433
ICF International, Inc. ‡	28,200	876
Team, Inc. ‡^	67,800	2,182
Communications Equipment (2.2%)
Harmonic Lightwaves, Inc. ‡	161,900	1,995
Computers & Peripherals (1.7%)
Stratasys, Inc. ‡^	59,000	1,536
Construction & Engineering (2.7%)
Furmanite Corp. ‡	60,300	748
Michael Baker Corp. ‡	33,500	1,769
Diversified Financial Services (1.2%)
Portfolio Recovery Associates, Inc. ^	24,800	1,119
Diversified Telecommunication Services (2.8%)
Atlantic Tele-Network, Inc.	24,800	891
Cbeyond, Inc. ‡	37,600	1,471
Surewest Communications	8,500	225
Electronic Equipment & Instruments (0.7%)
Mesa Laboratories, Inc.	29,300	655
Energy Equipment & Services (7.1%)
Dawson Geophysical Co. ‡	22,100	1,764
Gulfmark Offshore, Inc. ‡	14,900	694
Matrix Service Co. ‡	30,700	905
Oyo Geospace Corp. ‡	14,470	1,565
Superior Well Services, Inc. ‡	27,000	551
T-3 Energy Services, Inc. ‡	21,400	1,017
Food & Staples Retailing (0.7%)
Susser Holdings Corp. ‡	26,400	658
Health Care Equipment & Supplies (4.5%)
Abaxis, Inc. ‡	57,500	1,686
Anika Therapeutics, Inc. ‡	85,100	1,599
Cynosure, Inc. Class A ‡	23,100	878
Health Care Providers & Services (3.7%)
HMS Holdings Corp. ‡^	70,500	2,007
Sun Healthcare Group, Inc. ‡	85,100	1,374
Health Care Technology (1.7%)
Omnicell, Inc. ‡	60,600	1,600
Hotels, Restaurants & Leisure (1.2%)
Premier Exhibitions, Inc. ‡^	98,600	1,093
Insurance (2.5%)
American Physicians Capital, Inc. ‡	34,700	1,511
Darwin Professional Underwriters, Inc. ‡	9,800	$222
National Interstate Corp.	18,800	602
Internet & Catalog Retail (2.3%)
1-800-Flowers.Com, Inc. Class A ‡	82,500	989
GSI Commerce, Inc. ‡	39,500	1,126
Internet Software & Services (5.7%)
S1 Corp. ‡	190,200	1,602
TheStreet.com, Inc. ^	128,900	1,740
Vocus, Inc. ‡	54,200	1,950
IT Services (0.1%)
Exlservice Holdings, Inc. ‡	4,700	127
Leisure Equipment & Products (1.3%)
Smith & Wesson Holding Corp. ‡^	100,000	1,209
Life Sciences Tools & Services (3.8%)
Icon PLC ‡	34,300	1,990
Parexel International Corp. ‡	33,400	1,536
Machinery (4.9%)
Dynamic Materials Corp.	39,700	2,184
K-Tron International, Inc. ‡	14,000	1,484
LB Foster Co. Class A ‡	19,200	827
Marine (4.1%)
Navios Maritime Holdings, Inc.	104,100	1,881
TBS International, Ltd. Class A ‡^	29,681	1,865
Metals & Mining (1.1%)
Hecla Mining Co. ‡	104,600	1,006
Oil, Gas & Consumable Fuels (4.2%)
Arena Resources, Inc. ‡	58,200	2,125
Gulfport Energy Corp. ‡	42,900	950
Petroquest Energy, Inc. ‡	59,800	771
Paper & Forest Products (1.3%)
Buckeye Technologies, Inc. ‡	66,966	1,200
Pharmaceuticals (0.3%)
Cypress Bioscience, Inc. ‡	18,600	251
Semiconductors & Semiconductor Equipment (7.9%)
Anadigics, Inc. ‡^	48,500	715
Microtune, Inc. ‡	151,900	916
O2micro International, Ltd. ‡	109,500	1,901
Sigma Designs, Inc. ‡	44,100	2,592
Standard Microsystems Corp. ‡	28,600	1,115
Software (7.7%)
Bsquare Corp. ‡	308,800	2,223
Epiq Systems, Inc. ‡	80,063	1,553
Jda Software Group, Inc. ‡	77,600	1,937
Netscout Systems, Inc. ‡	92,200	1,425
Textiles, Apparel & Luxury Goods (0.9%)
Movado Group, Inc.	28,900	870
Trading Companies & Distributors (2.1%)
Kaman Corp. Class A	51,600	1,946
Wireless Telecommunication Services (1.8%)
Novatel Wireless, Inc. ‡^	63,400	1,648
Total Common Stocks (cost $70,943)		91,517

Total Security Lending Collateral (cost $14,430) ±		14,430
Total Investment Securities (cost $85,373) #		$105,947

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007 of all securities on loan is $13,702
±

Cash collateral for the Repurchase Agreements, valued at $2,634, that serves as collateral for securities lending, is invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $85,373. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $21,737 and $1,163, respectively. Net unrealized appreciation for tax purposes is $20,574.

TA IDEX BlackRock Global Allocation

MARKET ENVIRONMENT

For the period November 1, 2006 through October 31, 2007, global equity and bond markets posted favorable returns. Strong global growth, coupled with relatively low interest rates allowed global equities, as measured by the Financial Times Stock Exchange World Index (“FTSE World”) to post a solid twelve-month return of 23.44%. The environment for bonds, while not quite as favorable as that for equities, was also positive, with the Lehman Brothers Global Aggregate Bond Index returning 8.91% in U.S. dollar terms for the twelve-month period ended October 31, 2007. Despite this favorable economic backdrop, rising interest rates outside the U.S., credit issues related to U.S. sub-prime mortgages, and rising oil prices all contributed to making the period more volatile than the final performance numbers would lead one to assume.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX BlackRock Global Allocation Class I returned 21.95%. By comparison its primary and former benchmarks, the FTSE World and the Morgan Stanley Capital International World Index, returned 23.44% and 20.97%, respectively. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.85%.

STRATEGY REVIEW

The portfolio invests in a combination of equities and bonds; therefore, provides both a truer representation of the portfolio’s composition and a more comparable means for measurement. Returns for each component of the portfolio for the twelve-months ended October 31, 2007, were as follows; the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) returned +14.56%, the FTSE World Index (ex-U.S.) returned +30.99%; the Merrill Lynch current 5-year Treasury Index returned +6.39%; and the Citigroup (non-USD) World Government Bond Index returned +10.33%. The portfolio outpaced the 18.60% average return of the Lipper Global Flexible Portfolio Funds category for the same twelve-month period..

The portfolio capitalized on favorable equity performance in most markets around the world. Although underweight equities relative to its benchmark, the portfolio’s overweight in non-U.S. equities contributed favorably to returns. The portfolio benefited from an overweight exposure to Asian equities, including India, China, and South Korea, in addition to Brazil. Effective security selection within these countries – and within the U.S. (although underweight relative to the benchmark) also contributed favorably. Although underweight in bonds, the portfolio benefited from the composition of its fixed income component. This included a sizeable allocation to U.S. Treasury Inflation Protected Securities (“TIPS”) and nominal Treasuries, and an overweight in Asian convertibles and short-dated (local currency-denominated) fixed income in emerging markets (notably Brazil). Also contributing to performance was the portfolio’s underweight U.S. dollar-denominated assets relative to its benchmark. Detracting moderately from the portfolio’s relative twelve-month performance was its overweight Japanese equities and underweight within the information technology sector.

Relative to its benchmark, the portfolio is moderately underweight equities at 54%. Although relatively neutral in terms of allocation to equities as an asset class, the portfolio has a meaningful overweight position in Asian stocks and a meaningful underweight position in U.S. stocks. At 29%, the portfolio is also underweight fixed income securities relative to its benchmark. The portfolio’s allocation to fixed income is relatively neutral in terms of U.S. bonds but is underweight non-U.S. bonds relative to its benchmark, reflecting the assessment that available yields outside the U.S. are not attractive relative to the risks of higher long-term interest rates. Credit quality of the portfolio’s fixed income component is quite high, with substantial allocations to nominal Treasuries and TIPS. The portfolio is overweight cash equivalents (17%) relative to its benchmark, partially due to our desire to keep portfolio duration low, notably in non-U.S. bonds.

Dennis W. Stattman

Romualdo Roldan

Dan Chamby

James MacMillan

Co-Portfolio Managers

BlackRock Investment Management, LLC

The notes to the financial statements are an integral part of this report.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

		From	Inception
	1 Year	Inception	Date
Class I (NAV)	21.95%	18.09%	12/6/05
FTSE World (1)	23.44%	21.13%	12/6/05
MSCI WORLD (USD)	20.97%	19.58%	12/6/05

NOTES

(1) The Financial Times Stock Exchange World (FTSE World) Index and the Morgan Stanley Capital International Natural Resources (MSCIW) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund are only available in Class I shares, which are not available for direct investment by the public.

The notes to the financial statements are an integral part of this report.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,119.28	0.84%	$4.47
Hypothetical (b)	1,000.00	1,020.91	0.84	4.27

(a) Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b) 5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region
At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

The notes to the financial statements are an integral part of this report.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (19.3%)
U.S. Treasury Bill Zero Coupon, due 11/01/2007		$3,000	$3,000
3.55%, due 01/03/2008		2,000	1,987
4.75%, due 01/31/2008		3,000	2,964
4.82%, due 11/08/2007		9,900	9,891
U.S. Treasury Inflation Indexed Bond, TIPS
2.38%, due 01/15/2027		5,104	5,235
U.S. Treasury Inflation Indexed Note, TIPS
0.88%, due 04/15/2010		5,186	5,067
1.88%, due 07/15/2015 (1)		4,730	4,671
2.00%, due 04/15/2012 – 01/15/2016		11,750	11,668
2.38%, due 04/15/2011 (1)		15,714	15,958
2.38%, due 01/15/2017		670	684
2.50%, due 07/15/2016		14,041	14,501
2.63%, due 07/15/2017		903	943
U.S. Treasury Note
4.00%, due 06/15/2009		1,600	1,601
4.25%, due 11/15/2014		1,750	1,744
4.38%, due 12/31/2007		700	700
4.63%, due 07/31/2009 – 02/29/2012		13,365	13,577
4.88%, due 04/30/2008 – 05/31/2011		6,250	6,412
Total U.S. Government Obligations (cost $99,327)			100,603

FOREIGN GOVERNMENT OBLIGATIONS (6.3%)
Australia (0.5%)
Australia Government Bond
5.25%, due 08/15/2010	AUD	1,350	1,206
7.50%, due 09/15/2009	AUD	675	634
8.75%, due 08/15/2008	AUD	675	635
Brazil (0.1%)
Brazil Notas Do Tesouro Nacional Serie
10.00%, due 01/01/2012 – 01/01/2017	BRL	876	482
Canada (0.6%)
Canada Government
4.00%, due 09/01/2010	CAD	2,150	2,252
Canadian Government Bond
4.00%, due 06/01/2016	CAD	715	737
Germany (2.8%)
Bundesrepub. Deutschland
4.25%, due 07/04/2017	EUR	3,350	4,849
Federal Republic of Germany
4.00%, due 07/04/2016	EUR	5,200	7,405
KFW
4.25%, due 07/04/2014	EUR	1,500	2,166
Malaysia (0.8%)
Bank Negara Malaysia Monetary Notes Zero Coupon, due 04/01/2008	MYR	3,750	1,108
Johor Corp.
1.00%, due 07/31/2009	MYR	1,925	670
Malaysia Government
3.76%, due 04/28/2011	MYR	5,100	$1,540
Malaysia Government Bond
3.87%, due 04/13/2010	MYR	3,500	1,059
Netherlands (0.3%)
Kingdom of the Netherlands
3.75%, due 07/15/2014	EUR	1,200	1,690
New Zealand (0.1%)
New Zealand Government, TIPS
4.50%, due 02/15/2016	NZD	400	409
Poland (0.2%)
Republic of Poland, TIPS
3.00%, due 08/24/2016	PLN	3,011	1,207
Sweden (0.3%)
Kingdom of Sweden, TIPS
4.00%, due 12/01/2008	SEK	7,000	1,341
United Kingdom (0.6%)
United Kingdom
4.25%, due 03/07/2011	GBP	1,605	3,254
Total Foreign Government Obligations (cost $29,653)			32,644

ASSET-BACKED SECURITIES (0.0%)
Cayman Islands (0.0%)
Latitude CLO, Ltd.
Series 2005-1I,
Zero Coupon, due 12/15/2017		200	168
Total Asset-Backed Securities (cost $177)			168

CORPORATE DEBT SECURITIES (3.0%)
Brazil (0.0%)
Cosan Finance, Ltd. - 144A
7.00%, due 02/01/2017 §		90	87
Canada (0.1%)
Rogers Wireless, Inc.
7.63%, due 12/15/2011	CAD	500	568
Cayman Islands (0.7%)
ASIF II
1.20%, due 03/20/2008	JPY	90,000	780
Chaoda Modern Agriculture, Reg S
7.75%, due 02/08/2010		1,633	1,613
Hutchison Whampoa International 03/33, Ltd., Reg S
5.45%, due 11/24/2010		1,194	1,211
France (0.7%)
ERAP
3.38%, due 04/25/2008	EUR	1,250	1,802
Unedic
3.50%, due 09/18/2008	EUR	1,250	1,793
Germany (0.3%)
Norddeutsche Landesbank Girozentrale
0.45%, due 01/19/2009	JPY	150,000	1,294
Supranational (0.4%)
European Investment Bank Zero Coupon, due 05/01/2008	BRL	4,000	2,184
United States (0.8%)
Calpine Corp.
8.75%, due 07/15/2013 §, (2)		2,142	2,313
General Electric Capital Corp.
0.80%, due 01/15/2010 *	JPY	204,000	1,770
Total Corporate Debt Securities (cost $14,120)			15,415

The notes to the financial statements are an integral part of this report.

	Principal		Value
SHORT-TERM OBLIGATIONS (0.3%)
Singapore (0.3%)
Singapore Dollar Time Deposit
2.45%, due 09/14/2007	SGD	2,132	$1,472
Total Short-Term Obligations (cost $1,455)			1,472

STRUCTURED NOTE DOMESTIC DEBTS (3.0%)
United States (3.0%)
JPMorgan Chase & Co.
Zero Coupon, due 06/17/2008 – 05/04/2009	5,225		5,426
Morgan Stanley Bear Note
Zero Coupon, due 05/07/2009 §	3,229		3,133
Rabobank Nederland NV/NY
Zero Coupon, due 01/28/2008	3,250		3,239
Republic of Brazil Credit Linked Note
Zero Coupon, due 08/16/2010 §	800		755
UBS Gold Linked Notes
Zero Coupon, due 01/31/2008 §	2,310		2,776
Total Structured Note Domestic Debts (cost $14,543)			15,329

STRUCTURED NOTE FOREIGN DEBTS (0.9%)
Brazil (0.7%)
Republic of Brazil Credit Linked Note
6.00%, due 08/15/2010 §	3,790		3,576
Switzerland (0.2%)
UBS Gold Linked Notes
Zero Coupon, due 03/23/2009 §	1,200		1,307
Total Structured Note Foreign Debts (cost $3,691)			4,883

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.3%)
Brazil (0.1%)
All America Latina Logistica SA	41,200	649
United States (0.2%)
Fannie Mae, Convertible ‡	8	786
Total Convertible Preferred Stocks (cost $1,051)		1,435

PREFERRED STOCKS (0.7%)
Brazil (0.2%)
Banco Bradesco SA	10,000	338
Cia Brasileira de Distribuicao Grupo Pao de Acucar	9,557	153
Usinas Siderurgicas de Minas Gerais SA Class A	6,300	491
United States (0.5%)
Goldman Sachs Group, Inc. (The), Private Placement ‡	2,225	2,543
Total Preferred Stocks (cost $2,792)		3,525

COMMON STOCKS (54.2%)
Australia (1.0%)
BHP Billiton, Ltd.	32,000	1,367
Coca-Cola Amatil, Ltd.	21,900	207
Great Southern, Ltd.	33,800	69
Macquarie Airports	94,000	382
Macquarie Infrastructure Group	183,000	536
Newcrest Mining, Ltd.	13,770	$413
Rio Tinto, Ltd.	10,500	1,070
Transurban Group ‡	87,675	591
Woodside Petroleum, Ltd.	10,800	520
Zinifex, Ltd.	20,800	321
Austria (0.0%)
Telekom Austria AG	3,500	100
Belgium (0.5%)
Fortis	31,903	1,019
RHJ International ‡, §	26,600	466
RHJ International ‡	75,000	1,315
Bermuda (1.0%)
Accenture, Ltd. Class A	300	12
Axis Capital Holdings, Ltd.	400	16
Cheung Kong Infrastructure Holdings, Ltd.	104,000	405
Covidien, Ltd.	4,925	205
Endurance Specialty Holdings, Ltd.	18,100	710
Everest RE Group, Ltd.	900	96
Foster Wheeler, Ltd. ‡	16,000	2,372
Ingersoll-Rand Co., Ltd. Class A	400	20
IPC Holdings, Ltd.	10,000	299
Noble Group, Ltd.	89,891	146
Platinum Underwriters Holdings, Ltd.	7,700	277
RenaissanceRe Holdings, Ltd.	5,000	292
Tyco International, Ltd.	4,925	203
Weatherford International, Ltd. ‡	4,500	292
Brazil (2.0%)
Cia de Saneamento de Minas Gerais-Copasa ‡	13,300	248
Cia Energetica de Minas Gerais	9,300	201
Cia Vale do Rio Doce ‡	42,000	1,326
Cosan SA Industria E Comercio	13,900	216
Datasul SA	24,000	317
Gafisa SA	20,500	366
Jbs SA ‡	56,000	257
Obrascon Huarte Lain Brasil SA	12,600	225
Petroleo Brasileiro SA Class A	40,400	3,361
Petroleo Brasileiro SA	29,000	2,773
Slc Agricola SA ‡	37,000	350
Unibanco - Uniao de Bancos Brasileiros SA ‡	1,800	285
VIVO Participacoes SA	52,500	309
Canada (1.6%)
Alamos Gold, Inc. ‡	44,500	341
Barrick Gold Corp.	7,795	344
BCE, Inc.	600	26
Canadian Natural Resources, Ltd.	3,500	291
Canadian Pacific Railway, Ltd.	22,800	1,598
EnCana Corp.	300	21
Imperial Oil, Ltd. ‡	400	22
Kinross Gold Corp. ‡	99,119	1,950
Magna International, Inc. Class A	200	19
Nortel Networks Corp. ‡	22,300	360
Peak Gold LTD R1933 ‡	82,000	55
Petro-Canada	7,500	430

	Shares	Value
Canada (continued)
Rogers Communications, Inc. Class B	28,400	$1,447
Saskatchewan Wheat Pool, Inc. ‡	23,400	315
Sino-Forest Corp. Class A ‡	14,000	370
Sun Life Financial, Inc.	200	12
Suncor Energy, Inc.	5,800	634
Talisman Energy, Inc.	4,500	97
Cayman Islands (0.9%)
ACE, Ltd.	15,200	921
Chaoda Modern Agriculture	956,800	866
GlobalSantaFe Corp.	9,850	798
Noble Corp.	5,800	307
Seagate Technology	800	22
Transocean, Inc. ‡	2,900	346
XL Capital, Ltd. Class A	20,000	1,439
Chile (0.1%)
Banco Santander Chile SA	10,300	546
Enersis SA	8,100	160
China (0.8%)
China Communications Services Corp. Ltd. Class H ‡	9,300	8
China Life Insurance Co., Ltd.	5,633	573
China Shenhua Energy Co., Ltd. Class H	393,000	2,492
Hainan Meilan International Airport Co. Ltd. Class H ‡	93,400	121
Jiangsu Express Class H	88,400	102
Ping An Insurance Group Co. of China Ltd. Class H	29,200	404
Shanghai Electric Group Co., Ltd. Class H	423,600	415
Xiamen International Port Co., Ltd. Class H	493,900	187
Denmark (0.1%)
Danske Bank A/S Class R	15,131	666
Finland (0.1%)
Fortum OYJ	9,653	418
Nokia OYJ	600	24
France (1.3%)
Alcatel-Lucent	6,000	58
AXA SA	18,987	848
Electricite de France	8,749	1,048
France Telecom SA	31,000	1,142
Renault SA	5,798	972
Societe Generale	5,258	881
Total SA	17,035	1,372
Vallourec	2,325	673
Germany (1.9%)
Allianz SE	4,573	1,027
Bayer AG	13,217	1,100
Bayerische Motoren Werke AG	13,881	928
Daimler AG	13,010	1,430
Deutsche Post AG	24,470	740
Deutsche Telekom AG	66,701	1,366
E.ON AG	5,195	1,014
RWE AG	7,976	$1,087
Siemens AG	9,058	1,228
Hong Kong (1.4%)
Beijing Enterprises Holdings, Ltd.	339,189	2,087
Cheung Kong Holdings, Ltd. ‡	38,500	749
China Mobile, Ltd.	46,000	932
Denway Motors, Ltd.	172,000	120
Hutchison Whampoa International, Ltd. ‡	87,000	1,084
Sun Hung KAI Properties, Ltd.	46,300	877
Tianjin Development Holdings	368,500	616
Wharf Holdings, Ltd. ‡	125,000	747
India (2.5%)
Ambuja Cements, Ltd.	137,500	506
Bajaj Auto, Ltd.	3,900	245
Container Corp. of India	10,600	533
Hindustan Petroleum Corp., Ltd.	6,450	39
Housing Development Finance Corp.	11,000	776
Infosys Technologies, Ltd.	10,500	491
Karnataka Bank, Ltd.	9,200	52
Larsen & Toubro, Ltd.	4,700	507
Reliance Capital, Ltd.	5,250	283
Reliance Communications, Ltd.	39,000	766
Reliance Energy, Ltd.	6,525	310
Reliance Industries, Ltd.	91,000	6,439
Reliance Natural Resources, Ltd. ‡	120,400	368
State Bank of India, Ltd.	12,400	652
Tata Motors, Ltd.	19,000	366
Wockhardt, Ltd.	4,800	51
ZEE Entertainment Enterprises, Ltd.	84,960	717
Ireland (0.3%)
Allied Irish Banks PLC	21,460	536
CRH PLC	20,400	777
Israel (0.1%)
Ectel, Ltd. ‡	4,795	16
Teva Pharmaceutical Industries, Ltd.	7,023	309
Italy (0.6%)
ENI SpA	33,751	1,226
Intesa Sanpaolo SpA	116,320	920
Unicredito Italiano SpA	105,016	895
Japan (5.3%)
AIOI Insurance Co., Ltd.	165,100	954
Ajinomoto Co., Inc.	12,000	135
Asahi Glass Co., Ltd.	37,500	511
Asics Corp.	9,500	150
Bank of Yokohama, Ltd. (The)	13,000	92
Canon, Inc.	17,100	853
Coca-Cola Central Japan Co., Ltd.	23	171
Coca-Cola West Holdings Co., Ltd.	37,071	857
Credit Saison Co., Ltd.	12,500	396
Daikin Industries, Ltd.	6,400	321
East Japan Railway Co.	85	698
Fukuoka Financial Group, Inc.	60,500	388
Hokkaido Coca-Cola Bottling Co., Ltd.	12,000	71

	Shares	Value
Japan (continued)
Honda Motor Co., Ltd.	6,600	$246
House Foods Corp.	4,000	63
Japan Tobacco, Inc.	120	696
JGC Corp.	28,000	555
Kinden Corp.	35,000	309
Kirin Holdings Co., Ltd.	34,500	480
Kubota Corp.	49,600	416
Mikuni Coca-Cola Bottling Co., Ltd.	21,800	242
Millea Holdings, Inc.	52,600	2,062
Ministop Co., Ltd.	3,200	58
Mitsubishi Corp.	42,300	1,302
Mitsubishi Rayon Co., Ltd.	103,000	580
Mitsubishi Tanabe Pharma Corp.	16,000	183
Mitsui Sumitomo Insurance Co., Ltd.	149,000	1,696
Murata Manufacturing Co., Ltd.	10,000	603
Nipponkoa Insurance Co., Ltd.	143,900	1,311
NTT DoCoMo, Inc.	825	1,188
NTT Urban Development Corp.	280	624
Okinawa Cellular Telephone Co.	14	41
Okumura Corp.	97,400	514
Rinnai Corp.	5,200	161
Sekisui House, Ltd.	42,000	534
Seven & I Holdings Co., Ltd.	27,500	706
Shimachu Co., Ltd.	1,500	43
Shin-Etsu Chemical Co., Ltd.	13,000	828
Shinsei Bank, Ltd.	47,000	151
Sumitomo Chemical Co., Ltd.	104,000	919
Sumitomo Mitsui Financial Group, Inc.	20	162
Suzuki Motor Corp.	45,100	1,471
Tadano, Ltd.	5,000	62
Takeda Pharmaceutical Co., Ltd.	24,000	1,491
Toda Corp.	49,000	255
Toho Co., Ltd./Tokyo	21,600	429
Tokyo Gas Co., Ltd.	168,000	745
Toyota Industries Corp.	14,100	599
Ube Industries, Ltd.	35,000	125
Korea, Republic of (2.4%)
Cheil Industries, Inc.	4,700	308
Cj Cheiljedang Corp. ‡	1,665	552
CJ Corp.	2,835	314
Daegu Bank	9,600	168
Dongbu Insurance Co., Ltd.	10,000	601
Fine DNC Co., Ltd.	16,300	85
Hana Financial Group, Inc.	5,300	267
Interflex Co., Ltd. ‡	16,100	114
Kookmin Bank	6,600	536
Korea Electric Power Corp.	14,400	633
Korean Reinsurance Co.	29,900	528
KT Corp.	46,800	1,101
KT&G Corp.	13,700	1,101
Lotte Shopping Co., Ltd. - 144A §	3,600	84
LS Cable, Ltd.	7,500	1,149
Meritz Fire & Marine Insurance Co., Ltd.	42,163	609
Nong Shim Co., Ltd.	500	$110
Paradise Co., Ltd.	58,539	257
POSCO	5,900	1,084
POSCO	1,700	1,217
Pusan Bank	10,400	185
Samsung Fine Chemicals Co., Ltd.	12,600	944
SK Telecom Co., Ltd.	2,200	517
Malaysia (0.5%)
British American Tobacco Malaysia BHD ‡	24,500	296
IOI Corp. BHD ‡	543,130	1,230
Plus Expressways BHD	78,300	78
Telekom Malaysia BHD	86,000	263
Tenaga Nasional BHD	243,657	683
Mexico (0.3%)
Fomento Economico Mexicano SAB de CV	14,700	524
Grupo Televisa SA	32,800	815
URBI Desarrollos Urbanos SA de CV ‡	12,500	48
Netherlands (0.5%)
AKZO Nobel NV	12,661	1,017
Arcelor Mittal	11,947	957
ASML Holding NV Class G ‡	700	25
European Aeronautic Defense and Space Co.	21,000	712
Netherlands Antilles (0.2%)
Schlumberger, Ltd.	10,500	1,014
New Zealand (0.1%)
Contact Energy, Ltd.	23,500	164
Telecom Corp. of New Zealand, Ltd.	36,533	122
Norway (0.2%)
Statoil ASA	28,846	971
Telenor ASA ‡	10,000	234
Russian Federation (0.0%)
Polyus Gold Co.	5,700	257
Singapore (1.3%)
Capitaland, Ltd.	152,225	846
Fraser And Neave, Ltd.	178,000	737
Keppel Corp., Ltd.	160,200	1,625
Keppel Land, Ltd.	53,262	305
MobileOne, Ltd. ‡	195,030	283
Oversea-Chinese Banking Corp.	70,000	445
Parkway Holdings, Ltd.	208,650	599
Parkway Life Real Estate REIT	11,732	10
Singapore Telecommunications, Ltd.	604,150	1,701
South Africa (0.1%)
Gold Fields, Ltd.	11,700	211
Sasol, Ltd.	3,200	163
Spain (0.3%)
Banco Santander Central Hispano SA	56,426	1,225
Cintra Concesiones de Infraestructuras de Transporte SA	12,050	210
Telefonica SA	4,000	398

	Shares	Value
Sweden (0.1%)
Investor AB Class B	23,997	$592
Switzerland (1.1%)
Credit Suisse Group	12,072	811
Nestle SA	5,282	2,436
Novartis AG	22,910	1,218
Swiss Reinsurance	5,951	558
UBS AG	14,387	769
Taiwan (0.9%)
Cathay Financial Holding Co., Ltd.	134,209	347
Chinatrust Financial Holding Co., Ltd. ‡	238,320	174
Chunghwa Telecom Co., Ltd.	70,763	1,359
Chunghwa Telecom Co., Ltd.	114,950	220
Delta Electronics, Inc.	203,270	815
Fubon Financial Holding Co., Ltd.	157,000	152
HON HAI Precision Industry Co., Ltd.	42,000	319
Sinopac Financial Holdings Co., Ltd.	104,000	48
Taishin Financial Holdings Co., Ltd. ‡	109,000	53
Taiwan Cement Corp.	603,258	1,028
Thailand (0.7%)
Airports of Thailand PCL	49,000	88
Bangkok Expressway PCL	101,600	74
Hana Microelectronics PCL	249,000	183
PTT Exploration & Production PCL	128,500	613
PTT PCL	92,400	1,142
Siam Cement PCL	61,600	475
Siam Commercial Bank PCL	285,000	792
Thai Union Frozen Products PCL	67,700	48
United Kingdom (2.9%)
Anglo American PLC	17,211	1,185
BAE Systems PLC	87,843	909
Barclays PLC	39,104	491
British American Tobacco PLC	24,677	938
Cadbury Schweppes PLC	24,100	1,283
Diageo PLC	10,100	927
GlaxoSmithKline PLC	24,568	632
Guinness Peat Group PLC	120,087	176
HBOS PLC	47,647	864
Premier Foods PLC	29,000	136
Prudential PLC	37,622	611
Royal Dutch Shell PLC Class A	4,200	367
Royal Dutch Shell PLC Class B	40,674	1,770
Unilever PLC	34,721	1,172
Vodafone Group PLC	705,955	2,772
Vodafone Group PLC	18,061	709
United States (21.1%)
3Com Corp. ‡	165,500	808
Abbott Laboratories	6,500	355
AES Corp. (The) ‡	9,400	201
Aetna, Inc.	7,150	402
AK Steel Holding Corp. ‡	400	20
Albemarle Corp.	400	19
Alcoa, Inc.	15,100	598
Allstate Corp. (The)	6,000	314
ALLTEL Corp.	7,500	$534
Altria Group, Inc.	6,700	489
American Commercial Lines, Inc. ‡	34,900	520
American International Group, Inc.	51,000	3,219
AmerisourceBergen Corp. Class A	4,600	217
Anadarko Petroleum Corp.	5,700	336
Apache Corp.	3,500	363
Apple, Inc. ‡	15,600	2,963
Applied Materials, Inc.	17,200	334
Assurant, Inc.	5,400	316
AT&T, Inc.	29,860	1,248
Avnet, Inc. ‡	500	21
Avon Products, Inc.	5,500	225
Baker Hughes, Inc.	2,400	208
Ball Corp.	400	20
Bank of America Corp.	11,700	565
Bank of New York Mellon Corp.	27,081	1,323
Baxter International, Inc.	4,600	276
Big Lots, Inc. ‡	800	19
BMC Software, Inc. ‡	500	17
Boeing Co.	2,500	246
Borland Software Corp. ‡	6,300	28
Boston Scientific Corp. ‡	18,600	258
Bristol-Myers Squibb Co.	40,000	1,200
Burlington Northern Santa Fe Corp.	21,700	1,891
CA, Inc.	43,500	1,151
Cadence Design Systems, Inc. ‡	700	14
CBS Corp. Class B	600	17
Celanese Corp. Series A, Class A	500	21
CenterPoint Energy, Inc.	1,000	17
CenturyTel, Inc.	400	18
Chevron Corp.	14,000	1,281
Chubb Corp.	200	11
Ciena Corp. ‡	31,100	1,488
Cigna Corp.	300	16
Cisco Systems, Inc. ‡	75,700	2,503
Citigroup, Inc.	58,000	2,430
CMS Energy Corp.	11,000	187
CNA Financial Corp.	400	16
Coca-Cola Co. (The)	9,600	593
Coca-Cola Enterprises, Inc.	900	23
Comcast Corp. Class A ‡	90,850	1,912
Complete Production Services, Inc. ‡	16,900	336
Computer Sciences Corp. ‡	300	18
Comverse Technology, Inc. ‡	74,300	1,428
ConAgra Foods, Inc.	9,100	216
ConocoPhillips	11,600	986
Consol Energy, Inc.	36,200	2,045
Constellation Brands, Inc. Class A ‡	6,600	166
Continental Airlines, Inc. Class A ‡	400	14
Coventry Health Care, Inc. ‡	300	18
Crown Holdings, Inc. ‡	9,400	233
CSX Corp.	500	22

	Shares	Value
United States (continued)
Cummins, Inc.	200	$24
CVS Caremark Corp.	6,801	284
Darwin Professional Underwriters, Inc. ‡	2,800	63
Davita, Inc. ‡	2,800	183
Deere & Co.	200	31
Devon Energy Corp.	9,400	878
Discover Financial Services	100	2
Discovery Holding Co. Class A ‡	1,000	28
Dst Systems, Inc. ‡	200	17
Duke Energy Corp.	1,000	19
Dun & Bradstreet Corp.	200	19
Dynegy, Inc. Class A ‡	15,700	145
Eaton Corp.	200	18
eBay, Inc. ‡	11,500	415
Edison International	400	23
Ei DU Pont de Nemours & Co.	4,400	218
El Paso Corp.	153,100	2,704
Electronic Data Systems Corp.	600	13
Eli Lilly & Co.	10,300	558
Embarq Corp.	1,565	83
EMC Corp. ‡	1,000	25
Energizer Holdings, Inc. ‡	200	21
Ensco International, Inc.	5,700	316
Exelon Corp.	9,200	762
Expedia, Inc. ‡	700	23
Express Scripts, Inc. Class A ‡	400	25
Extreme Networks ‡	11,700	51
Exxon Mobil Corp.	33,600	3,091
Family Dollar Stores, Inc.	600	15
Fannie Mae	4,000	228
FedEx Corp.	900	93
Fidelity National Financial, Inc. Class A	68,100	1,048
Foundation Coal Holdings, Inc.	11,600	496
Freeport-McMoRan Copper & Gold, Inc.	5,000	588
General Communication, Inc. Class A ‡	11,300	133
General Dynamics Corp.	1,600	146
General Electric Co.	144,600	5,952
General Motors Corp.	5,900	231
Genesis Microchip, Inc. ‡	20,400	151
Genuine Parts Co.	400	20
Genworth Financial, Inc. Class A	500	14
Goldman Sachs Group, Inc. (The)	100	25
Goodrich Corp.	300	21
Google, Inc. Class A ‡	2,640	1,866
Grant Prideco, Inc. ‡	16,800	826
Halliburton Co.	12,680	500
Hanesbrands, Inc. ‡	862	27
Hartford Financial Services Group, Inc.	4,300	417
Hasbro, Inc.	600	18
Health Net, Inc. ‡	300	16
Healthsouth Corp. ‡	8,020	161
Hess Corp.	5,100	365
Hewlett-Packard Co.	9,400	486
Honeywell International, Inc.	300	$18
Humana, Inc. ‡	2,300	172
Idearc, Inc.	1,532	41
Intel Corp.	15,200	409
International Business Machines Corp.	16,300	1,893
International Paper Co.	8,700	322
Intersil Corp. Class A	600	18
ITT Corp.	300	20
JDS Uniphase Corp. ‡	4,925	75
Johnson & Johnson	39,700	2,587
Johnson Controls, Inc.	600	26
JPMorgan Chase & Co.	5,700	268
Juniper Networks, Inc. ‡	600	22
KBR, Inc. ‡	6,077	261
Key Energy Services, Inc. ‡	10,600	146
King Pharmaceuticals, Inc. ‡	800	8
Kraft Foods, Inc. Class A	16,436	549
Kroger Co. (The)	700	21
L-3 Communications Holdings, Inc.	200	22
Liberty Media Corp. - Capital Series A, Class A ‡	4	q
Liberty Media Corp. - Interactive Class A ‡	762	16
Lincoln National Corp.	200	12
Lockheed Martin Corp.	200	22
Loews Corp. - Carolina Group	200	17
Loews Corp.	400	20
LSI Corp. ‡	4,968	33
Lubrizol Corp.	300	20
Macquarie Infrastructure Co. LLC	34,000	1,420
Manor Care, Inc.	5,900	393
Manpower, Inc.	200	15
Marathon Oil Corp.	8,200	485
Marsh & McLennan Cos., Inc.	5,400	140
McDonald’s Corp.	14,000	836
McKesson Corp.	4,600	304
Medco Health Solutions, Inc. ‡	4,600	434
Medtronic, Inc.	11,400	541
Merck & Co., Inc.	16,600	967
Microsoft Corp.	142,400	5,242
Mirant Corp. ‡	12,500	529
Mohawk Industries, Inc. ‡	200	17
Morgan Stanley	200	13
Motorola, Inc.	20,000	376
Murphy Oil Corp.	5,700	420
National Oilwell Varco, Inc. ‡	7,600	557
NCR Corp. ‡	300	8
Newmont Mining Corp.	49,000	2,492
Noble Energy, Inc.	300	23
Norfolk Southern Corp.	19,000	981
Northern Trust Corp.	18,300	1,376
Northrop Grumman Corp.	200	17
Novell, Inc. ‡	12,000	91

	Shares	Value
United States (continued)
Novellus Systems, Inc. ‡	600	$17
NRG Energy, Inc. ‡	2,500	114
NTL, Inc. ‡	7,800	172
NVIDIA Corp. ‡	600	21
Occidental Petroleum Corp.	8,900	615
Oneok, Inc.	400	20
Oracle Corp. ‡	1,000	22
Owens-Illinois, Inc. ‡	500	22
Panera Bread Co. Class A ‡	24,900	1,021
Parker Hannifin Corp.	300	24
Peabody Energy Corp.	15,600	870
Pepsi Bottling Group, Inc.	500	22
PepsiAmericas, Inc.	3,700	132
Pfizer, Inc.	86,200	2,121
Pharmerica Corp. ‡	383	6
PPL Corp.	13,800	713
Procter & Gamble Co.	3,500	243
Prudential Financial, Inc.	2,600	251
Qualcomm, Inc.	27,500	1,175
Qwest Communications International, Inc. ‡	1,100	8
Raytheon Co.	300	19
Republic Services, Inc. Class A	600	20
Sara Lee Corp.	6,600	109
Schering-Plough Corp.	20,500	626
Sempra Energy	300	18
Senomyx, Inc. ‡	7,600	88
Sherwin-Williams Co. (The)	300	19
Sierra Health Services ‡	600	25
SLM Corp.	3,500	165
Smith International, Inc.	10,300	680
Smurfit-Stone Container Corp. ‡	10,400	126
Spirit Aerosystems Holdings, Inc. Class A ‡	7,100	246
Sprint Nextel Corp.	72,100	1,233
SPX Corp.	300	30
St Joe Co. (The)	22,800	772
St. Paul Travelers Cos., Inc. (The) ‡	17,600	919
State Street Corp.	9,200	734
Stone Energy Corp. ‡	4,100	183
Sun Microsystems, Inc. ‡	93,800	536
Sunoco, Inc.	200	15
Supervalu, Inc.	3,272	127
Synopsys, Inc. ‡	600	17
Telephone & Data Systems, Inc.	300	21
Tellabs, Inc. ‡	4,100	36
Teradata Corp. ‡	300	9
Terex Corp. ‡	300	22
Thermo Fisher Scientific, Inc. ‡	3,400	200
TIBCO Software, Inc. ‡	49,400	453
Time Warner, Inc.	8,600	157
Tyco Electronics, Ltd.	4,925	176
Tyson Foods, Inc. Class A	800	13
U.S. Steel Corp.	200	$22
Unifi, Inc. ‡	27,000	75
Union Pacific Corp.	29,700	3,803
UnitedHealth Group, Inc.	17,325	852
US Cellular Corp. ‡	200	19
Valeant Pharmaceuticals International ‡	16,300	237
Valero Energy Corp.	300	21
Ventas, Inc. REIT	2,300	99
Verizon Communications, Inc.	29,400	1,354
Viacom, Inc. Class B ‡	4,000	165
Wabco Holdings, Inc.	100	5
Wachovia Corp.	1,500	69
Wal-Mart Stores, Inc.	3,100	140
Waters Corp. ‡	6,800	523
WellPoint, Inc. ‡	10,050	796
Wells Fargo & Co.	6,100	207
Western Digital Corp. ‡	800	21
Windstream Corp.	6,322	85
WW Grainger, Inc.	200	18
Wyeth	9,100	443
Xerox Corp. ‡	14,800	258
Total Common Stocks (cost $209,787)		282,248

STRUCTURED NOTE DOMESTIC EQUITIES (0.2%)
United States (0.2%)
Preferred Term Secs XXV Note ‡, §	175,000	143
Preferred Term Secs XXVI Note ‡, §	190,000	161
Preferred Term Secs XXIV Note - 144A ‡, §	350,000	291
Preferred Term Secs Xxvii Note ‡, §	200,000	204
Total Structured Note Domestic Equities (cost $904)		799

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.1%)
United States (5.1%)
Fannie Mae
4.52%, due 12/17/2007	$1,033	$1,027
5.40%, due 02/01/2008	842	843
4.53%, due 11/28/2007	1,000	997
4.40%, due 11/01/2007	8,784	8,784
4.36%, due 01/02/2008	2,000	1,985
4.48%, due 12/28/2007	3,000	2,979
Freddie Mac
4.62%, due 11/19/2007	10,000	9,977
Total U.S. Government Agency Obligations (cost $26,591)		26,592

	Contracts (•)	Value
PURCHASED OPTIONS (0.2%)
Covered Call Options (0.1%)
Bristol-Myers Squib	226	$23
Call Strike $35.00
Expires 01/17/2009
Gap, Inc. (The)	235	5
Call Strike $22.50
Expires 01/19/2008
General Motors	125	61
Call Strike $50.00
Expires 01/16/2010
General Motors	32	9
Call Strike $60.00
Expires 01/16/2010
Goldcorp, Inc.	206	95
Call Strike $32.50
Expires 01/19/2008
Medtronic, Inc.	34	17
Call Strike $50.00
Expires 01/17/2009
Medtronic, Inc.	78	16
Call Strike $60.00
Expires 01/16/2010
Newmont Mining Corp.	130	51
Call Strike $50.00
Expires 01/19/2008
Newmont Mining Corp.	235	43
Call Strike $55.00
Expires 01/19/2008
Put Options (0.1%)
Bank of America	389	9
Put Strike $45.00
Expires 11/17/2007
Bed Bath & Beyond, Inc.	200	30
Put Strike $35.00
Expires 11/17/2007
Black & Decker Corp.	113	2
Put Strike $80.00
Expires 11/17/2007
Carnival Corp.	230	11
Put Strike $40.00
Expires 01/19/2008
iShares Russell 2000	1,512	87
Put Strike $78.00
Expires 11/17/2007
iShares Russell 2000	939	24
Put Strike $75.00
Expires 11/17/2007
iShares Russell 2000	2,559	243
Put Strike $80.00
Expires 11/17/2007
Masco Corp.	230	28
Put Strike $22.50
Expires 01/19/2008
Royal Caribbean Cruises	230	$8
Put Strike $35.00
Expires 12/22/2007
Russell 2000 Index	93	177
Put Strike $800.00
Expires 12/22/2007
S & P 500 Index	30	15
Put Strike $1,475.00
Expires 11/17/2007
S & P 500 Index	60	48
Put Strike $1,500.00
Expires 11/17/2007
Sears Holdings Corp.	114	37
Put Strike $120.00
Expires 12/22/2007
Sherwin-Williams Co.	224	40
Put Strike $60.00
Expires 12/22/2007
Williams-Sonoma, Inc.	200	18
Put Strike $30.00
Expires 11/17/2007
JPY Currency Future	1,311	8
Put Strike $106.90
Expires 02/28/2008
Total Purchased Options (cost $2,893)		1,105

		Principal	Value
CONVERTIBLE BONDS (3.2%)
Bermuda (0.0%)
Hongkong Land Ltd.
2.75%, due 12/21/2012	$200		$277
Cayman Islands (0.3%)
Chaoda Modern Agriculture
Zero Coupon, due 05/08/2011	HKD	2,710	$444
YTL Power Finance Cayman, Ltd.,
Zero Coupon, due 05/09/2010		800	964
Hong Kong (0.1%)
Brilliance China Finance, Ltd.,
Zero Coupon, due 06/07/2011		400	493
India (1.0%)
Gujarat NRE Coke, Ltd.
Zero Coupon, due 04/12/2011		200	389
Housing Development Finance Corp.,
Zero Coupon, due 09/27/2010		400	845
Punj Lloyd, Ltd., convertible
Zero Coupon, due 04/08/2011		500	905
Reliance Communications, Ltd.,
Zero Coupon, due 05/10/2011 – 03/01/2012		1,575	2,296

	Principal		Value
India (continued)
Tata Motors, Ltd.,
1.00%, due 04/27/2011	$750		$916
United Spirits, Ltd.,
2.00%, due 03/30/2011	40		109
Japan (0.2%)
Bank of Kyoto, Ltd. (The),
1.90%, due 09/30/2009	JPY	44,000	882
Jersey, C.I. (0.4%)
Aldar Funding, Ltd.,
5.77%, due 11/10/2011	1,000		1,690
Dana Gas Sukuk, Ltd.,
7.50%, due 10/31/2012	400		427
Malaysia (0.8%)
Berjaya Land BHD,
8.00%, due 08/15/2011	MYR	840	255
Feringghi Capital, Ltd., , Reg S
Zero Coupon, due 12/22/2009	600		725
IOI Capital BHD,
Zero Coupon, due 12/18/2011	750		1,266
Rafflesia Capital, Ltd.,
Zero Coupon, due 10/04/2011	1,600		1,902
Resorts World BHD,
Zero Coupon, due 09/19/2008	MYR	380	161
Singapore (0.3%)
Capitaland, Ltd.,
2.10%, due 11/15/2016	SGD	500	412
Enercoal Resources Pte, Ltd., Convertible
Zero Coupon, due 06/22/2012	300		555
Keppel Land, Ltd.,
2.50%, due 06/23/2013	SGD	400	371
Taiwan (0.0%)
Shin Kong Financial Holding Co., Ltd., Convertible
Zero Coupon, due 06/17/2009	20		23
United States (0.1%)
Cell Genesys, Inc.,
3.13%, due 11/01/2011	70		57
McMoRan Exploration Co.,
5.25%, due 10/06/2011	370		392
NABI Biopharmaceuticals,
2.88%, due 04/15/2025	80		68
Total Convertible Bonds (cost $13,744)			16,824

	Shares	Value
INVESTMENT COMPANIES (3.5%)
Cayman Islands (0.1%)
Dragon Capital - Vietnam Enterprise Investments, Ltd.	108,768	$658
United States (3.2%)
Consumer Staples Select Sector SPDR Fund	25,400	722
Health Care Select Sector SPDR Fund	25,500	919
iShares Dow Jones US Telecommunications Sector Index Fund	17,900	576
iShares Dow Jones US Utilities Sector Index Fund	1,300	134
iShares Silver Trust	8,200	1,178
Streettracks Gold Trust	121,200	9,536
Telecom Holdrs Trust	4,600	189
Utilities Select Sector SPDR Fund	76,200	3,235
Vanguard Telecommunication Services	500	41
Vietnam (0.2%)
Vinaland, Ltd.	647,100	1,009
Total Investment Companies (cost $15,499)		18,197

RIGHTS (0.0%)
Canada (0.0%)
Peak Gold LTD Warrants	41,000	11
Total Rights (cost $13)		11

Total Investment Securities (cost $436,241) #		$521,250

	Contracts (•)	Value
WRITTEN OPTIONS - 0.9%
Covered Call Options - 0.8%
Burlington Northern Santa Fe Corp.	28	$10
Call Strike $90.00
Expires 1/19/2008
Burlington Northern Santa Fe Corp.	71	13
Call Strike $95.00
Expires 1/19/2008
Petroleo Brasileiro S.A. - ADR	94	413
Call Strike $105.00
Expires 1/19/2008
Petroleo Brasileiro S.A. - ADR	70	292
Call Strike $110.00
Expires 1/19/2008
3Com Corp.	1,153	14
Call Strike $5.00
Expires 1/19/2008
American Commercial	121	13
Call Strike $17.50
Expires 3/22/2008
Apple, Inc.	156	1,648
Call Strike $85.00
Expires 1/19/2008

	Contracts (•)	Value
WRITTEN OPTIONS (continued)
Covered Call Options (continued)
Burlington Northern	56	$61
Call Strike $90.00
Expires 1/17/2009
Ciena Corp.	237	225
Call Strike $40.00
Expires 1/19/2008
Comcast Corp.-CL A	452	9
Call Strike $27.50
Expires 4/19/2008
Comverse Technology, Inc.	10	1
Call Strike $20.00
Expires 1/19/2008
Comverse Technology, Inc.	708	174
Call Strike $17.50
Expires 1/19/2008
Consol Energy, Inc.	103	176
Call Strike $45.00
Expires 1/17/2009
eBay, Inc.	61	99
Call Strike $20.00
Expires 1/19/2008
eBay, Inc.	54	61
Call Strike $25.00
Expires 1/19/2008
Exelon Corp.	92	92
Call Strike $75.00
Expires 1/19/2008
Foster Wheeler, Ltd.	37	97
Call Strike $130.00
Expires 1/19/2008
Foster Wheeler, Ltd.	11	45
Call Strike $135.00
Expires 1/17/2009
Motorola, Inc.	158	8
Call Strike $20.00
Expires 1/19/2008
Norfolk Southern Corp.	87	36
Call Strike $50.00
Expires 1/19/2008
Norfolk Southern	103	63
Call Strike $55.00
Expires 1/17/2009
Nortel Networks Corp.	223	3
Call Strike $22.50
Expires 1/19/2008
Novell, Inc.	88	5
Call Strike $7.50
Expires 1/19/2008
Panera Bread Co.	97	5
Call Strike $50.00
Expires 1/19/2008
Panera Bread Co.	137	2
Call Strike $55.00
Expires 1/19/2008
Peabody Energy Corp.	102	$167
Call Strike $40.00
Expires 1/19/2008
Qualcomm Inc	275	120
Call Strike $40.00
Expires 1/19/2008
Smith International, Inc.	53	139
Call Strike $40.00
Expires 1/19/2008
Sprint Nextel Corp.	115	3
Call Strike $20.00
Expires 1/19/2008
Sprint Nextel Corp.	177	1
Call Strike $22.50
Expires 1/19/2008
The St Joe Co.	38	14
Call Strike $40.00
Expires 1/17/2009
The St Joe Co.	68	38
Call Strike $35.00
Expires 1/17/2009
The St Joe Co.	92	27
Call Strike $35.00
Expires 3/22/2008
State Street Corp.	23	26
Call Strike $75.00
Expires 5/17/2008
State Street Corp.	23	19
Call Strike $80.00
Expires 5/17/2008
Suncor Energy, Inc.	58	205
Call Strike $75.00
Expires 1/19/2008
Valeant Pharmaceuticals International	163	33
Call Strike $15.00
Expires 1/17/2009
Xerox Corp.	148	21
Call Strike $20.00
Expires 1/17/2009
Put Options - 0.1%
Ciena Corp.	74	135
Put Strike $30.00
Expires 1/19/2008
El Paso Corp.	160	46
Put Strike $15.00
Expires 1/19/2008
Russell 2000 Index	93	35
Put Strike $700.00
Expires 12/22/2007
S & P 500 Index	60	11
Put Strike $1,425.00
Expires 11/17/2007
Total Written Options (premiums: $2,496)		4,605

FUTURES CONTRACTS:

				Net Unrealized
		Settlement		Appreciation
	Contracts (•)	Date	Amount	(Depreciation)
10 Year Japan Government Bond	(4)	12/20/2007	$(4,718)	$(22)
10 Year US Note	(15)	12/31/2007	(1,650)	(2)
2 Year US Note	23	12/31/2007	4,764	(1)
90-Day Euro Dollar	(1)	09/14/2009	(239)	(1)
90-Day Euro Dollar	1	09/15/2008	239	1
DAX Index	4	12/19/2007	1,166	30
DJ Euro STOXX 50 Index	2	12/15/2007	130	6
FTSE 100 Index	4	12/16/2007	561	19
Hang Seng Index	(1)	12/28/2007	(202)	(14)
MSCI Taiwan Index	(12)	11/29/2007	(460)	(1)
Russell 2000 Index	(7)	12/14/2007	(2,913)	(27)
S&P 500 Index	(24)	12/14/2007	(10,496)	(298)
S&P/TSE 60 Index	2	12/20/2007	359	19
SPI 200 Index	(2)	12/20/2007	(315)	(3)
			$(13,774)	$(294)

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought(Sold)	(Depreciation)
Canadian Dollar	(505)	11/16/2007	$(519)	$(13)
Dong	3,612,150	05/08/2008	225	(1)
Dong	5,935,278	05/21/2008	371	(3)
Euro Dollar	5,967	11/16/2007	8,496	139
Euro Dollar	9,612	12/07/2007	13,679	235
Great British Pound	(578)	12/07/2007	(502)	(2)
Indian Rupee	9,792	04/23/2008	225	22
Indian Rupee	8,310	12/12/2007	200	11
Indian Rupee	(8,310)	12/12/2007	(201)	(10)
Japanese Yen	1,590,756	11/01/2007	13,619	179
Japanese Yen	1,772,724	11/30/2007	15,269	157
Japanese Yen	1,590,756	12/14/2007	13,920	(55)
Singapore Dollar	1,014	11/16/2007	700	1
Swiss Franc	5,634	11/16/2007	4,780	86
United Kingdom Pound	(1,029)	12/07/2007	(2,105)	(31)
			$68,157	$715

FORWARD FOREIGN CROSS CURRENCY CONTRACTS

					Net Unrealized
				Settlement	Appreciation
Currency Bought		Currency Sold		Date	(Depreciation)
Australian Dollar	1,436	United Kingdom Pound	630	11/07/2007	$22
Japanese Yen	113,834	Euro Dollar	690	11/30/2007	(9)
Swiss Franc	578	United Kingdom Pound	500	12/14/2007	q
Swiss Franc	1,495	United Kingdom Pound	625	11/07/2007	(8)
					$5

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
U.S. Government Obligation	19.3%	$100,603
Oil, Gas & Consumable Fuels	7.7%	40,313
Capital Markets	6.0%	31,044
Sovereign Government Obligation	5.7%	29,808
Commercial Banks	5.1%	26,417
Insurance	4.6%	23,752
Diversified Financial Services	4.4%	22,940
Metals & Mining	3.2%	16,700
Industrial Conglomerates	2.9%	14,856
Wireless Telecommunication Services	2.6%	13,633
Pharmaceuticals	2.5%	12,985
Food Products	2.3%	12,110
Automobiles	2.2%	11,267
Diversified Telecommunication Services	2.1%	10,968
Road & Rail	2.0%	10,176
Communications Equipment	1.6%	8,403
Software	1.4%	7,367
Electric Utilities	1.3%	6,776
Energy Equipment & Services	1.2%	6,326
Computers & Peripherals	1.1%	5,963
Chemicals	1.1%	5,792
Real Estate Management & Development	1.1%	5,702
Construction & Engineering	1.1%	5,678
Independent Power Producers & Energy Traders	0.9%	4,634
Health Care Providers & Services	0.9%	4,619
Beverages	0.9%	4,523
Media	0.9%	4,456
Transportation Infrastructure	0.8%	4,013
Tobacco	0.7%	3,537
Construction Materials	0.5%	2,785
Thrifts & Mortgage Finance	0.5%	2,634
Machinery	0.5%	2,623
Hotels, Restaurants & Leisure	0.5%	2,529
Electronic Equipment & Instruments	0.5%	2,519
Aerospace & Defense	0.5%	2,378
Internet Software & Services	0.4%	2,282
Electrical Equipment	0.3%	1,564
Food & Staples Retailing	0.3%	1,488
Trading Companies & Distributors	0.3%	1,487
Health Care Equipment & Supplies	0.2%	1,280
Biotechnology	0.2%	1,131
Household Durables	0.2%	1,127
Derivative	0.2%	1,117
Office Electronics	0.2%	1,111
Multi-Utilities	0.2%	1,087
Semiconductors & Semiconductor Equipment	0.2%	1,007
Air Freight & Logistics	0.2%	833
Building Products	0.2%	832
Gas Utilities	0.1%	765
Paper & Forest Products	0.1%	761
Life Sciences Tools & Services	0.1%	723
Sovereign Government Agency Obligation	0.1%	670
Auto Components	0.1%	650
Consumer Finance	0.1%	563

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY (continued):
Textiles, Apparel & Luxury Goods	0.1%	$560
IT Services	0.1%	550
Marine	0.1%	520
Containers & Packaging	0.1%	401
Household Products	0.1%	264
Water Utilities	0.1%	248
Personal Products	0.0%	225
Asset-Backed Securities	0.0%	168
Multiline Retail	0.0%	118
Real Estate Investment Trusts	0.0%	109
Specialty Retail	0.0%	62
Commercial Services & Supplies	0.0%	55
Internet & Catalog Retail	0.0%	39
Leisure Equipment & Products	0.0%	18
Airlines	0.0%	14
Investment Securities, at value	94.9%	494,658
Short-Term Investments	5.1%	26,592
Total Investments	100.0%	$521,250

NOTES TO SCHEDULE OF INVESTMENTS

q	Value is less than $1
*	Floating or variable rate note. Rate is listed as of October 31, 2007.
§	Illiquid
‡	Non Income Producing
•	Contract Amounts are not in thousands
(1)

At October 31, 2007, all or a portion of this security is segregated with the custodian to cover margin requirements for open futures contracts. The value of all securities segregated at October 31, 2007 is $4,471.

(2)	In Default
#

Aggregate cost for federal income tax purposes is $437,429. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $90,534 and $6,713 respectively. Net unrealized appreciation for tax purposes is $83,821.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $462 or 0.09% of net assets of the Fund.

ADR	American Depositary Receipt
PCL	Public Company Limited
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipts
TIPS	Treasury Inflation Protected Security
AUD	Australia dollar
BRL	Brazil Real
CAD	Canada dollar
EUR	Euro Dollar
GBP	United Kingdom pound
HKD	Hong Kong dollar
JPY	Japan yen
MYR	Malaysia ringgit
NZD	New Zealand dollar
PLN	Poland new zloty
SEK	Sweden krona
SGD	Singapore dollar

TA IDEX BlackRock Large Cap Value

MARKET ENVIRONMENT

In light of the Federal Reserve Board (“Fed”) rate decisions in September and October, a new monetary easing cycle has begun, which is normally a bullish signal for risk assets. Stocks typically do well when the Fed starts to cut rates, even though the economic and earnings outlook is deteriorating. But the outlook is not without its challenges. There is no precedent in the post-WWII period for the ongoing destruction in housing wealth, which creates considerable uncertainty about the outlook for consumer spending and the economy.

Even if recession is avoided, as we believe, earnings expectations are too high. The bottom-up consensus of analysts’ projections implies the Standard and Poor’s 500 operating earnings growth of 11-12% in 2008. We believe earnings growth will be half that at best. Those companies most exposed to international trade will fare well, while those most dependent on domestic growth will struggle. So, while the liquidity and interest rate backdrop is supportive for equities, there is still a big question mark over earnings. The good news is that these economic events are occurring from a starting point of very strong consumer and corporate sector balance sheets. The combination of a decent global economic backdrop, reasonable valuations, plentiful liquidity and what will become more stimulative policy conditions will continue to support equity prices. There could be considerable volatility in the months ahead, but we believe that the path of least resistance is for equity prices to move higher.

A relatively healthy global economy and a weaker dollar support the case for emphasizing globally-focused assets rather than ones that depend heavily on U.S. domestic demand. We still recommend a two-pronged approach to equity investing. Prong #1 is a recognition that the U.S. economy is sluggish, requiring a focus on higher quality and higher predictability. This points one to health care, selected technology and other growth stocks. Prong #2 recognizes that the rest of the world, especially Asia, is growing nicely. This points one to technology and selected energy, materials and industrial stocks with an emphasis on non-U.S. earnings.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX BlackRock Large Cap Value, Class I returned 11.80%. By comparison its benchmark, the Russell 1000 Value, returned 10.83%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.84%.

STRATEGY REVIEW

Sector allocation decisions proved additive, with an underweight to financials and an overweight to energy accounting for most of outperformance. Stock selection was also positive in financials, healthcare and industrials; however these positive effects were offset by selection issues in consumer discretionary, consumer staples and telecommunications. Individual names that proved most additive included Tesoro Corporation (energy), EMC Corporation (information technology (“IT”)), Medco Health Solutions, Inc. (healthcare), Cummins, Inc. (industrials) and United States Steel Corporation (materials). Companies that detracted included AMR Corporation (industrials), Time Warner Inc. (consumer discretionary), Lehman Brothers Holdings Inc. (financials), Sun Microsystems (IT) and an underweight exposure to AT&T Inc. (telecommunications).

Late July and early August were challenging periods for the portfolio. There were a number of causes that contributed to the August market turmoil, but the selling pressure on some stocks is believed to have been the result of many large quantitative, model-driven, multi-strategy, highly levered funds that experienced losses across many of their strategies and were forced to raise cash and de-lever in order to fund investor withdrawals. With many of these quantitative managers unwinding significant factor based portfolios in tandem, these factors started to behave in perverse (i.e. exactly reverse) ways. Because many quantitative managers employ similar factors in their models, this abnormal factor phenomenon was not confined to a few funds, and the contagion spread broadly to a number of quantitative managers. It is important and worth remembering, however, that the TA IDEX BlackRock Large Cap Value investment strategy is not purely a quantitative strategy but rather a blend of quantitative and fundamental approaches. That said, however, our process is biased enough to the quantitative side that we were not shielded from the extreme, exogenous events of July and August. None-the-less, we have not made changes to and remain confident in our quantitative model as it helps us identify well managed companies with good earnings growth rates that are trading at reasonable valuations. Likewise, the fundamental and portfolio construction components of our strategy also remain unchanged.

In terms of portfolio positioning, we continue to maintain overweight positions in IT and health care along with underweight positions in financials and consumer related sectors.

Robert C. Doll, Jr. CFA, CPA

Fund Manager

BlackRock Investment Management, LLC

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class A (NAV)	—%	—%	11/15/05
Class I (NAV)	11.80%	14.35%	11/15/05
Russell 1000 Value (1)	10.83%	15.19%	11/15/05

NOTES

(1) The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,017.90	0.84%	$4.26
Hypothetical (b)	1,000.00	1,020.91	0.84	4.27

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (99.6%)
Aerospace & Defense (5.0%)
Honeywell International, Inc.	113,000	$6,826
Lockheed Martin Corp.	50,000	5,502
Northrop Grumman Corp.	102,000	8,529
Raytheon Co.	118,000	7,506
United Technologies Corp.	28,000	2,145
Automobiles (0.1%)
General Motors Corp.	20,000	784
Biotechnology (1.1%)
Biogen IDEC, Inc. ‡	93,000	6,923
Capital Markets (1.8%)
Goldman Sachs Group, Inc. (The)	44,000	10,909
Chemicals (2.3%)
Dow Chemical Co. (The)	183,000	8,243
Ei DU Pont de Nemours & Co.	118,000	5,842
Commercial Banks (0.9%)
Comerica, Inc.	115,000	5,368
Commercial Services & Supplies (0.1%)
Allied Waste Industries, Inc. ‡	41,000	518
Communications Equipment (2.1%)
ADC Telecommunications, Inc. ‡	316,000	5,909
Juniper Networks, Inc. ‡	190,000	6,840
Computers & Peripherals (3.6%)
EMC Corp. ‡	270,000	6,855
Hewlett-Packard Co.	117,000	6,047
International Business Machines Corp.	76,000	8,825
Diversified Financial Services (4.6%)
Bank of America Corp.	107,000	5,166
Citigroup, Inc.	117,000	4,902
JPMorgan Chase & Co.	382,000	17,954
Diversified Telecommunication Services (3.0%)
AT&T, Inc.	209,000	8,734
CenturyTel, Inc.	94,000	4,141
Qwest Communications International,	751,000	5,392
Inc. ‡^
Electric Utilities (0.4%)
CMS Energy Corp. ^	159,000	2,698
Electronic Equipment & Instruments (0.8%)
Agilent Technologies, Inc. ‡	133,000	4,901
Energy Equipment & Services (1.7%)
Ensco International, Inc.	101,000	5,604
Tidewater, Inc.	85,000	4,647
Food & Staples Retailing (2.2%)
Kroger Co. (The)	224,000	6,583
Safeway, Inc.	206,000	7,004
Food Products (1.3%)
HJ Heinz Co.	128,000	5,988
Tyson Foods, Inc. Class A	106,000	1,675
Health Care Providers & Services (6.4%)
Aetna, Inc.	120,000	6,740
AmerisourceBergen Corp. Class A	106,000	4,994
Humana, Inc. ‡	73,000	5,471
McKesson Corp.	109,000	7,205
Medco Health Solutions, Inc. ‡	67,000	$6,324
WellPoint, Inc. ‡	102,000	8,081
Industrial Conglomerates (2.9%)
General Electric Co.	438,000	18,028
Insurance (13.9%)
ACE, Ltd.	125,000	7,576
Alleghany Corp. ‡^	2,040	802
Allstate Corp. (The)	121,000	6,340
American Financial Group, Inc.	79,500	2,377
American International Group, Inc.	266,000	16,790
Chubb Corp.	147,000	7,843
Genworth Financial, Inc. Class A	46,000	1,256
Lincoln National Corp.	65,000	4,054
Loews Corp.	46,000	2,258
MBIA, Inc.	106,000	4,562
MetLife, Inc.	128,000	8,813
Prudential Financial, Inc.	89,000	8,608
SAFECO Corp.	81,000	4,690
St. Paul Travelers Cos., Inc. (The) ‡	167,000	8,719
IT Services (1.4%)
Computer Sciences Corp. ‡	118,000	6,890
Electronic Data Systems Corp.	66,000	1,425
Machinery (5.1%)
AGCO Corp. ‡	94,000	5,610
Deere & Co.	59,000	9,139
ITT Corp.	30,000	2,008
Parker Hannifin Corp.	61,000	4,903
SPX Corp.	47,000	4,761
Terex Corp. ‡	66,000	4,898
Media (3.0%)
Time Warner, Inc.	525,000	9,587
Walt Disney Co. (The)	250,000	8,657
Metals & Mining (1.1%)
U.S. Steel Corp.	64,000	6,906
Multiline Retail (0.4%)
Dollar Tree Stores, Inc. ‡	69,000	2,643
Office Electronics (0.6%)
Xerox Corp. ‡	221,000	3,854
Oil, Gas & Consumable Fuels (21.4%)
Chevron Corp.	239,000	21,871
ConocoPhillips	203,000	17,247
Exxon Mobil Corp.	427,000	39,280
Frontier Oil Corp.	135,000	6,182
Marathon Oil Corp.	165,000	9,756
Noble Energy, Inc.	93,000	7,118
Occidental Petroleum Corp.	153,000	10,565
Overseas Shipholding Group, Inc.	11,000	818
Sunoco, Inc.	71,000	5,226
Tesoro Corp. ^	97,000	5,871
Valero Energy Corp.	92,000	6,479
Paper & Forest Products (1.1%)
International Paper Co.	187,000	6,912

The notes to the financial statements are an integral part of this report.

	Shares	Value
Pharmaceuticals (5.9%)
Eli Lilly & Co.	146,000	$7,906
Merck & Co., Inc.	139,000	8,098
Pfizer, Inc.	815,000	20,057
Road & Rail (1.2%)
CSX Corp.	162,000	7,253
Semiconductors & Semiconductor Equipment (1.9%)
Integrated Device Technology, Inc. ‡	204,000	2,740
Intersil Corp. Class A	29,000	880
KLA-Tencor Corp. ^	93,000	4,896
Teradyne, Inc. ‡	228,000	2,814
Software (1.6%)
CA, Inc. ^	121,000	3,201
Compuware Corp. ‡	450,000	4,500
McAfee, Inc. ‡	47,000	1,943
Trading Companies & Distributors (0.7%)
WW Grainger, Inc.	49,000	$4,406
Total Common Stocks (cost $515,027)		607,791

INVESTMENT COMPANIES (0.6%)
Capital Markets (0.6%)
Merrill Lynch Money Market Mutual Fund 5.33%, due 06/15/2009	3,757	3,757
Total Investment Companies (cost $3,757)		3,757

Total Security Lending Collateral (cost $15,304)		15,304
Total Investment Securities (cost $534,088) #		$626,852

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is$14,369.
‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $534,428. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $106,045 and $13,621, respectively. Net unrealized appreciation for tax purposes is $92,424.

The notes to the financial statements are an integral part of this report.

TA IDEX BlackRock Natural Resources

MARKET ENVIRONMENT

Since the inception of TA IDEX BlackRock Natural Resources in January of this year, energy and commodities prices have moved mostly higher, driven by strong global demand and the continued weakening of the US Dollar. Notably, high refining margins and sustained energy demand at elevated price levels has served as a catalyst for energy stocks. Natural gas prices have lagged relative to oil prices, however, due primarily to elevated storage levels. As a result, larger cap energy stocks have outperformed smaller cap energy stocks (many of the natural gas producers are smaller cap companies), with oil service and integrated oil stocks leading the way.

PERFORMANCE

For the period from inception December 27, 2006 through October 31, 2007, TA IDEX BlackRock Natural Resources, Class I returned 41.10%. By comparison its benchmark, the Morgan Stanley Capital International Natural Resources Index (“MSCI Natural Resources”), returned 33.02%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.89%.

STRATEGY REVIEW

More recently, sub prime-related credit concerns have dominated market sentiment. However, energy prices and stocks have managed to hold their own, rallying substantially through the third quarter. While volatility in the overall market has risen dramatically throughout the year, natural resources stocks have benefited as investors seek real assets, inflation hedges, and industries with strong growth potential that are removed from the turmoil of the financial sector. Gold and other commodity prices have also benefited from recent interest rate cuts by the Federal Reserve Board and the resulting downward pressure exerted on the US Dollar. Going forward, we believe, the primary threat to a continued strong outlook for natural resources prices would be a negative shift in global demand. Given the seemingly ever-growing credit problems, the risks to downward pressure on natural resource demand resulting from an economic slowdown should not be overlooked. However, our overall outlook for the sector remains optimistic, as demand from developing countries should continue to support prices over the long term.

Since inception, the portfolio has outperformed its benchmark, the MSCI Natural Resources. Throughout the period, the portfolio maintained its long-term focus and benefited from superior stock selection, particularly within the equipment and services, aluminum, and integrated oil and gas sectors. Positions with the greatest positive impact on performance included National Oilwell Varco, Inc., Aluminum Corporation of China Limited, and Murphy Oil Corporation. Additionally, our overweight in oil and gas exploration and production and our exposure to Brazil and China aided relative performance. While we did not own many negative performing stocks in the portfolio, TUSK Energy Corporation. and Crew Energy Inc. were the largest detractors from performance.

Given record-high storage levels and the potential for another warmer than expected winter heating season, we have reduced our exposure to natural gas companies. We remain leveraged to the tight supply balance in global oil markets, as well as energy service and equipment companies that are benefiting from increased spending. We also maintain exposure to metals and mining companies, including gold miners.

Robert Shearer, CFA

Fund Manager

BlackRock Investment Management, LLC

(unaudited)

Average Annual Total Return for Period Ended 10/31/2007

	From Inception	Inception Date
Class I (NAV)	41.10%	1/3/07
MSCI Natural Resources (1)	33.02%	1/3/07

NOTES

(1)The Morgan Stanley Capital International-Natural Resources Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,265.47	0.87%	$4.95
Hypothetical (b)	1,000.00	1,020.76	0.87	4.42

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (93.2%)
Chemicals (0.6%)
Ei DU Pont de Nemours & Co.	9,500	$470
Praxair, Inc.	5,000	428
Energy Equipment & Services (29.7%)
Acergy SA	24,200	700
Baker Hughes, Inc.	31,800	2,758
BJ Services Co. ^	26,900	678
Cameron International Corp. ‡	26,600	2,590
Complete Production Services, Inc. ‡	11,800	235
Diamond Offshore Drilling, Inc.	14,100	1,597
Dresser-Rand Group, Inc. ‡	51,300	1,985
Dril-Quip, Inc. ‡	16,100	859
Ensco International, Inc. ^	9,100	505
Exterran Holdings, Inc. ‡	130	11
FMC Technologies, Inc. ‡^	40,700	2,468
GlobalSantaFe Corp.	39,700	3,217
Grant Prideco, Inc. ‡	13,500	664
Halliburton Co. ^	40,000	1,577
Helmerich & Payne, Inc.	26,200	828
Hercules Offshore, Inc. ‡^	17,800	481
Nabors Industries, Ltd. ‡	18,500	519
National Oilwell Varco, Inc. ‡^	62,600	4,585
Noble Corp.	40,500	2,144
Oil States International, Inc. ‡^	22,500	972
Pride International, Inc. ‡	19,500	720
Rowan Cos., Inc.	13,200	514
Saipem SpA	45,300	2,000
Schlumberger, Ltd.	21,700	2,096
Smith International, Inc.	27,800	1,836
Technip SA	18,500	1,617
Tesco Corp. ‡	30,300	893
Transocean, Inc. ‡^	33,500	3,999
Trican Well Service, Ltd.	12,400	261
Weatherford International, Ltd. ‡	49,800	3,232
Gas Utilities (1.0%)
Equitable Resources, Inc.	27,900	1,571
Independent Power Producers & Energy Traders (0.0%)
Dynegy, Inc. Class A ‡	700	7
Metals & Mining (10.4%)
Alcoa, Inc.	6,500	257
Alumina, Ltd.	42,300	262
Aluminum Corp. of China, Ltd. ^	54,800	4,014
Barrick Gold Corp.	14,300	632
BHP Billiton, Ltd.	17,300	739
Cia Vale do Rio Doce	49,800	1,876
Eldorado Gold Corp. ‡	115,400	801
Goldcorp, Inc.	38,200	1,337
Hudbay Minerals, Inc. ‡	53,700	1,540
Inmet Mining Corp. ‡	3,700	393
Newcrest Mining, Ltd.	42,795	1,285
Newmont Mining Corp.	2,400	122
Southern Copper Corp. ^	12,600	1,760
Teck Cominco, Ltd. Class B	24,916	1,241
Oil, Gas & Consumable Fuels (50.5%)
Addax Petroleum Corp.	13,000	$566
Apache Corp.	36,200	3,758
Arch Coal, Inc. ^	9,900	406
Bill Barrett Corp. ‡^	2,800	131
BP PLC ^	5,300	413
Cabot Oil & Gas Corp.	25,100	996
Canadian Natural Resources, Ltd.	25,100	2,076
Carrizo Oil & Gas, Inc. ‡	16,300	838
Chevron Corp.	39,800	3,642
Cimarex Energy Co.	5,600	227
CNOOC, Ltd. ^	9,000	1,948
Coastal Energy Co. ‡	550,200	406
Compton Petroleum Corp. ‡	56,700	497
ConocoPhillips	36,500	3,101
Consol Energy, Inc.	19,500	1,102
Crew Energy, Inc. ‡	77,300	724
Devon Energy Corp.	56,300	5,259
EnCana Corp. ‡	35,200	2,450
ENI SpA	5,300	387
EOG Resources, Inc.	60,200	5,334
Exxon Mobil Corp.	36,900	3,395
Forest Oil Corp. ‡	13,100	637
Hess Corp.	21,800	1,561
Holly Corp.	8,000	502
Husky Energy, Inc.	29,000	1,344
Kereco Energy, Ltd. ‡	32,400	145
Marathon Oil Corp.	40,700	2,407
Mariner Energy, Inc. ‡	10,600	265
Murphy Oil Corp.	70,700	5,206
Newfield Exploration Co. ‡	19,700	1,061
Nexen, Inc.	32,400	1,091
Noble Energy, Inc.	18,100	1,385
Occidental Petroleum Corp.	34,400	2,375
Oilexco, Inc. ‡	22,500	408
Pan Orient Energy Corp. ‡	61,600	619
Paramount Resources, Ltd. Class A ‡	19,800	385
Peabody Energy Corp.	39,700	2,213
Petro-Canada	34,200	1,962
Proex Energy, Ltd. ‡	42,500	653
Range Resources Corp.	44,800	2,013
Sikanni Services LTD -144A ‡ §	400,000	126
Southwestern Energy Co. ‡	8,900	460
Suncor Energy, Inc. ‡	35,000	3,812
Sunoco, Inc.	7,300	537
Talisman Energy, Inc.	158,800	3,441
Total SA ^	26,000	2,096
Tristar Oil And Gas, Ltd. ‡	61,348	696
Tusk Energy Corp. ‡	192,200	310
Uranium One, Inc. ‡^	34,300	379
Uts Energy Corp. ‡	82,500	531
Valero Energy Corp.	25,400	1,789
Williams Cos., Inc.	19,400	708
XTO Energy, Inc.	5,900	392

The notes to the financial statements are an integral part of this report.

	Shares	Value
Paper & Forest Products (0.5%)
Votorantim Celulose E Papel SA ‡	26,400	$828
Transportation Infrastructure (0.5%)
Aegean Marine Petroleum Network, Inc.	19,900	815
Total Common Stocks (cost $104,179)		146,084
Total Security Lending Collateral (cost $21,371) ±		21,371
Total Investment Securities (cost $125,550) #		$167,455

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is$20,710.
±

Cash collateral for the Repurchase Agreements, valued at $3,900, that serve as collateral for securities lending, are invested incorporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
§	Illiquid
#

Aggregate cost for federal income tax purposes is $125,555. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $42,500 and $600, respectively. Net unrealized appreciation for tax purposes is $41,900.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $126 or 0.08% of net assets of the fund.

TA IDEX Evergreen International Small Cap

MARKET ENVIRONMENT

The strong absolute performance of international small cap equity market during the year ended October 31, 2007 masked a number of periods of extreme volatility in the period. The most recent of these took place in July and August driven by problems in the U.S. sub-prime mortgage market, the impact of which quickly spread to global bond and equity markets. Despite the recovery in equity markets from mid August to the end of the fiscal year, lingering nervousness and uncertainties remained in investors’ minds.

Over the year, all sectors and geographic regions, with the exception of Japan, achieved positive double digit gains. Japan’s return was slightly negative. The portfolio participated in the market strength providing strong investment returns and outperforming the benchmark index in the process.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Evergreen International Small Cap, Class I returned 34.72%. By comparison its benchmark, the S&P/Citigroup Global ex-U.S. EMI Index, returned 34.18%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.13%.

STRATEGY REVIEW

The portfolio maintained its focus on small and mid cap stocks throughout the year. Changes in the portfolio were driven largely by stock specific issues, such as strong moves, corporate takeovers, etc. However, in the periods of market disruption, top-down influences played some part. Increases in Europe, Asia ex-Japan and emerging markets were funded by reductions in the United Kingdom (“UK”), Japan and cash levels. Sectorially, the moves translated into increases in consumer discretionary, industrials, materials and energy with consumer staples, utilities and financials being the largest reductions. There was a combination of new and eliminated stock holdings as well as increases and reductions in existing positions. Notable new names included Rhodia and Technip, both French companies with interests in specialty chemicals and in oil, gas and petrochemical industries, respectively. SINA Corporation, the online Chinese media company and internet service provider and Balfour Beatty plc, the UK-based construction and engineering firm, were other significant additions. Among the larger increases were Adidas AG, Germany’s leader in sports apparel, Nokian Renkaat Oyi, the Finnish specialist tire manufacturer with a sizeable exposure to the Russian marketplace, and Compania de Distribucion Integral Logista, S.A., the Spanish distributor of tobacco products. Larger eliminations included C&C Group plc (“C&C Group”), the Irish soft drink and alcoholic beverage producer that suffered from the impact of poor summer conditions in the UK; and Swedish Match AB, Anglo Irish Bank Corporation plc and Photo-Me International plc (“Photo-Me”), all of which were strong performers in prior periods and for which the outlook, we believed, appeared less favorable. The year also saw a number of takeovers, particularly in utilities and this led to a reduction in exposure to this sector.

On a sector basis, the major contributions came from consumer discretionary, industrials, health care and utilities. Of the top ten contributors for the period, five came from industrials and many of the top ten stocks had returns of over 100% in the year. On a regional basis, strong stock outperformance catapulted Europe and the UK to being the largest contributors. Within Europe, the strength was broadly based. An underweight in the negative performing Japanese market coupled with outperformance from our holdings there, supported its positive relative contribution. The UK’s The GAME Group plc, a leading specialist retailer of interactive entertainment, reflected the attractiveness of the sector given the launches during the year of new game consoles such as the Nintendo Wii and Sony PlayStation 3, was the best individual holding. A close second in contribution was Dutch-based Royal Boskalis Westminster N.V., a global leader in dredging, which announced that order books are still swelling; pricing is increasing; and some very large projects are still coming into the pipeline. Spain’s Grifols S.A., whose principal activities are the procurement, manufacture, preparation and sale of therapeutic products, also performed strongly. It continued to benefit from the increased demand of plasma derivative products due to improvement of health standards in emerging countries.

Detractors by sector for the period came from an underweight and some stock underperformances in materials and energy. Cash levels in the portfolio in a year of robust performance also detracted. On a regional basis, the portfolio’s underweight positions in emerging markets and Asia ex-Japan proved negative. The majority of the larger detracting holdings were stocks which had contributed strongly in prior periods and turned in poor performance during this year. Among those were C&C Group, already highlighted, and Photo-Me, the UK-based manufacturer of photographic printing equipment, both of which were eliminated during the year. Others included Neopost S.A., the French developer and manufacturer of office equipment and mail solutions, and Germany’s PATRIZIA Immobilien AG, which specializes in the redevelopment and sale of residential properties.

We have witnessed a clear negative impact from the credit crunch that originated with the negative developments in the sub-prime loan and asset-backed security markets. Financial stocks have been the most hurt, but the impact has been felt in the market overall. In addition, weak employment and housing reports in the U.S. economic have caused further anxieties, helping spur the Federal Reserve Board and other central banks to loosen monetary policies.

On the international investment scene, we believe these factors will continue to have an influence on markets. We are being very vigilant in assessing the impact of any slowdown on the companies in the portfolio and we are increasingly inclined towards companies that, we believe, have more certain or visible growth prospects.

Francis Claro, CFA

Portfolio Manager

Evergreen Investment Management Company, LLC

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	34.72%	31.36%	11/8/04
Citigroup Global Ex-US (1)	34.18%	29.44%	11/8/04

NOTES

(1) The S&P/Citigroup Global ex-U.S. EMI (Citigroup) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see ww.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,104.45	1.13%	$5.98
Hypothetical (b)	1,000.00	1,019.46	1.13	5.74

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region
At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.2%)
Canada (0.2%)
Eveready Income Fund	315,500	$1,535
COMMON STOCKS (97.4%)
Argentina (0.7%)
IRSA Inversiones y Representaciones SA ‡	235,361	4,204
Australia (1.1%)
QBE Insurance Group, Ltd.	222,028	6,687
Belgium (3.1%)
Ackermans & Van Haaren	59,167	6,146
Umicore	55,177	13,730
Bermuda (2.3%)
China Gas Holdings, Ltd.	18,450,000	8,736
Chinese Estates Holdings, Ltd. ‡	844,000	1,696
Gome Electrical Appliances Holdings, Ltd. ‡	1,089,000	2,431
Great Eagle Holdings, Ltd. ‡	378,000	1,561
Brazil (0.5%)
Empresa Brasileira de Aeronautica SA	68,842	3,357
Canada (1.3%)
Allen-Vanguard Corp. ‡	574,033	6,346
Eldorado Gold Corp. ‡	255,400	1,772
Cayman Islands (1.3%)
SINA Corp. ‡	149,439	8,567
China (0.7%)
Sinotrans, Ltd. Class H	7,521,000	4,755
Denmark (0.8%)
Rockwool International AS Class B	16,910	5,386
Finland (2.9%)
Amer Sports OYJ Class A ^	79,150	2,102
Nokian Renkaat OYJ	442,997	16,664
France (13.6%)
Carbone Lorraine	104,188	9,311
Eurofins Scientific	96,089	10,273
FLO Groupe	195,830	3,485
Michelin (C.G.D.E.) Class B	128,736	17,215
Neopost SA	72,210	8,375
Remy Cointreau SA	77,468	5,946
Rhodia SA ‡	367,351	14,217
Sechilienne-Sidec	50,928	4,567
Societe BIC SA	80,644	6,259
Technip SA	81,676	7,311
Germany (11.7%)
Adidas AG	407,062	27,120
Bauer AG ^	59,546	4,551
Bilfinger Berger AG	66,891	5,947
Continental AG	43,810	6,617
D+S Europe AG ‡	273,043	5,135
Hochtief AG	44,189	6,093
Leoni AG	58,212	3,690
Mtu Aero Engines Holding AG	105,293	6,419
Patrizia Immobilien AG ^	183,045	2,439
Premiere AG ‡	126,345	2,587
Software AG	46,691	$4,353
Greece (1.5%)
Greek Postal Savings Bank	223,348	4,556
Intralot SA	70,194	3,026
J&P-Avax SA	179,532	2,026
Hong Kong (0.7%)
Melco International Development	864,000	1,617
Sino Land Co.	1,014,000	3,146
Ireland (0.2%)
Kingspan Group PLC	50,301	1,183
Italy (6.3%)
Astaldi SpA	408,903	3,768
CIR-Compagnie Industriali Riunite SpA	1,184,082	4,831
Davide Campari-Milano SpA	572,265	6,133
Erg SpA ^	235,328	4,824
GEOX SpA	298,002	7,114
Gruppo Coin SpA ‡	833,649	7,561
Impregilo SpA ‡	516,722	4,126
Saras SpA	305,020	1,836
Japan (11.6%)
Ariake Japan Co., Ltd. ^	140,200	2,894
Bank of Yokohama, Ltd. (The)	227,000	1,599
Capcom Co., Ltd. ^	300,700	8,555
Isetan Co., Ltd.	219,000	2,948
Japan Securities Finance Co., Ltd.	132,100	1,380
Kawasaki Heavy Industries, Ltd.	444,000	1,591
Koei Co., Ltd. ^	91,100	1,723
Megachips Corp. ^	78,700	1,655
Message Co., Ltd.	1,238	2,266
Mitsubishi Gas Chemical Co., Inc.	199,000	1,971
Mitsubishi UFJ Lease & Finance Co.,	36,400	1,253
Nidec Corp.	42,100	3,159
Nipponkoa Insurance Co., Ltd.	250,000	2,277
Nissha Printing Co., Ltd.	106,800	3,057
Okumura Corp. ^	532,000	2,806
Square Enix Co., Ltd.	216,300	7,092
Sugi Pharmacy Co., Ltd.	220,900	6,362
Sumitomo Bakelite Co., Ltd.	281,000	1,709
Sundrug Co., Ltd.	236,000	5,568
Toho Co., Ltd./Tokyo	103,800	2,062
Tokuyama Corp.	205,000	2,838
Tokyo Tatemono Co., Ltd.	348,000	4,434
Toray Industries, Inc.	619,000	4,746
Jersey, C.I. (0.4%)
Randgold Resources, Ltd.	66,528	2,391
Korea, Republic of (0.9%)
Lotte Confectionery Co., Ltd.	1,481	2,432
Taeyoung Engineering & Construction	277,850	3,486
Mexico (0.4%)
Alsea SAB de CV	1,555,700	2,310
Netherlands (4.6%)
Boskalis Westminster	364,577	22,095
Koninklijke BAM Groep NV	189,045	4,980

The notes to the financial statements are an integral part of this report.

	Shares	Value
Netherlands (continued)
SBM Offshore NV	68,519	$2,633
Norway (0.6%)
Aker Yards AS	232,720	3,831
Portugal (0.8%)
Banco Bpi SA Class G	371,368	3,245
Impresa SGPS ‡	541,016	2,012
Singapore (0.6%)
Capitacommercial Trust REIT ‡	1,249,000	2,319
Starhub, Ltd. ‡	785,833	1,693
Spain (9.3%)
CIA de Distribucion Integral Logista SA	128,027	9,974
Cintra Concesiones de Infraestructuras	417,216	7,280
Grifols SA	381,377	10,070
La Seda de Barcelona SA ‡	1,250,349	4,197
Promotora de Informaciones SA	533,293	10,431
Sol Melia SA	61,095	1,171
Tecnicas Reunidas SA	126,658	10,628
Uralita SA	537,925	5,463
Switzerland (3.2%)
Julius Baer Holding AG	71,379	6,171
Lindt & Spruengli AG	1,499	5,173
Logitech International SA ‡	258,509	8,979
Taiwan (0.3%)
Tatung Co., Ltd. ‡	3,852,000	2,098
United Kingdom (16.0%)
AMEC PLC	257,913	4,471
Arriva PLC	328,951	5,726
Ashtead Group PLC	354,568	803
Balfour Beatty PLC	1,075,328	$11,058
Carphone Warehouse Group PLC	814,041	5,927
Charter PLC ‡	233,956	5,268
Enterprise Inns PLC	59,819	783
FirstGroup PLC	281,195	4,644
Game Group PLC	3,994,392	16,554
ICAP PLC	248,113	3,015
ITV PLC	1,047,999	2,157
Kelda Group PLC @	268,406	q
Kelda Group PLC ‡	185,641	3,658
Keller Group PLC	124,029	2,922
Kier Group PLC	51,312	2,288
Marston’s PLC	293,053	2,094
National Express Group PLC	186,975	5,119
Pennon Group PLC	286,512	3,732
Premier Oil PLC ‡	50,946	1,312
Punch Taverns PLC	52,106	1,088
RAB Capital PLC	752,094	1,711
Regent Inns PLC ‡	1,243,403	1,763
Rexam PLC	287,317	3,238
Stagecoach Group PLC	809,437	4,548
Stagecoach Group PLC ‡ @	1,316,695	q
Star Energy Group PLC ‡	276,344	1,470
Tullow Oil PLC	172,612	2,288
Whitbread PLC	127,602	4,694
Total Common Stocks (cost $469,316)		623,134

Total Security Lending Collateral (cost $11,795) ±		11,795
Total Investment Securities (cost $482,598) #		$636,464

NOTES TO SCHEDULE OF INVESTMENTS

q	Value is less than $1
@	Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $11,216.
±

Cash collateral for the Repurchase Agreements, valued at $2,153, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $482,667. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $162,823 and $9,026, respectively. Net unrealized appreciation for tax purposes is $153,797.

DEFINITIONS

REIT Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Construction & Engineering	14.3%	$91,244
Auto Components	6.9%	44,185
Chemicals	6.2%	39,211
Textiles, Apparel & Luxury Goods	6.0%	38,430
Specialty Retail	5.1%	32,473
Software	3.4%	21,723
Road & Rail	3.1%	20,038
Media	3.0%	19,249
Hotels, Restaurants & Leisure	2.9%	18,320
Real Estate Management & Development	2.7%	17,480
Aerospace & Defense	2.5%	16,123
Commercial Services & Supplies	2.3%	14,452
Beverages	2.2%	14,173
Computers & Peripherals	2.0%	12,733
Building Products	1.9%	12,032
Food & Staples Retailing	1.9%	11,930
Oil, Gas & Consumable Fuels	1.8%	11,730
Energy Equipment & Services	1.8%	11,478
Capital Markets	1.7%	10,897
Trading Companies & Distributors	1.7%	10,777
Machinery	1.7%	10,690
Food Products	1.7%	10,500
Life Sciences Tools & Services	1.6%	10,273
Biotechnology	1.6%	10,070
Commercial Banks	1.5%	9,400
Electrical Equipment	1.5%	9,311
Insurance	1.4%	8,964
Diversified Financial Services	1.4%	8,779
Gas Utilities	1.4%	8,736
Internet Software & Services	1.3%	8,567
Office Electronics	1.3%	8,375
Water Utilities	1.2%	7,390
Transportation Infrastructure	1.1%	7,280
Industrial Conglomerates	1.0%	6,447
Air Freight & Logistics	0.7%	4,755
Multi-Utilities	0.7%	4,567
Metals & Mining	0.7%	4,163
Containers & Packaging	0.5%	3,238
Electronic Equipment & Instruments	0.5%	3,159
Multiline Retail	0.5%	2,948
Real Estate Investment Trusts	0.4%	2,319
Health Care Providers & Services	0.4%	2,266
Leisure Equipment & Products	0.3%	2,102
Wireless Telecommunication Services	0.3%	1,692
Investment Securities, at value	98.1%	624,669
Short-Term Investments	1.9%	11,795
Total Investments	100.0%	$636,464

The notes to the financial statements are an integral part of this report.

TA IDEX Federated Market Opportunity

MARKET ENVIRONMENT

The fiscal year was generally quite strong for major equity markets. In the United States, the Standard and Poor’s 500 Composite Stock Index (“S&P 500), for example, returned 14.56%. Despite rapidly spreading cracks in the credit markets, equity markets rebounded late in the fiscal year. In terms of currencies and their impact on investment results for international holdings, the U.S. dollar declined against most currencies, including a 10.40% decline against the U.S. dollar index (“DXY”). This increases the value in U.S. dollar terms of returns on international holdings.

The long, unprecedented credit boom evidently has peaked and is on its way to a credit bust, with consequences that reach far beyond the sub-prime segment of the residential mortgage market. This credit boom was accompanied by massive risk-taking and trend following by market participants, who shunned the notion of capital preservation. This has been based on the widespread belief that “they” (the authorities and heads of the major financial firms) are all-powerful and will not let anything bad happen to markets. It is management’s belief that unprecedented financial leverage, high degrees of speculation and asset prices, and deteriorating economic conditions make sharp market declines probable. This is based on market history, regardless of what “they” may want.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Federated Market Opportunity, Class I returned (1.03)%. By comparison its primary and secondary benchmarks, the Russell 3000 Value Index and the Merrill Lynch 3-Month T-Bill Index, returned 10.06% and 5.13%, respectively. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.93%.

STRATEGY REVIEW

The portfolio is managed with an emphasis on moderate capital appreciation with low volatility, and an emphasis on capital preservation when valuations and risks are high. It is not managed specifically towards an equity benchmark or with regard to the individual components of an equity benchmark. The portfolio’s strategy is an unconventional one that includes holding substantial cash reserves and using put options to emphasize capital preservation when market risks seem high. This will cause the portfolio’s returns to lag those of market benchmarks and peers during periods of sharply rising stock prices. In addition, the portfolio tends to have substantial non-U.S. investments that are generally not hedged against changes in currency values. Periods of rising values of the U.S. dollar in foreign exchange markets will tend to cause currency losses on the portfolio’s non-U.S. investments as international market prices become worth less when converted into more expensive U.S. dollars. The reverse would cause currency gains for the portfolio’s foreign holdings.

The portfolio has been positioned to benefit from a significant decline in U.S. equity prices. The portfolio had substantial cash reserves in addition to put options as a hedge against an anticipated decline in stock prices. The put options on U.S. equity indexes would increase in value if stock prices fell. Since the market rose over the course of the year, the portfolio had significant net losses on the put options that aggravated the missed profit opportunity from holding cash reserves and short-term government notes instead of holding more in equities. The rationale for the portfolio’s strategy was that market bubble history and market valuation history in general, and rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during the period.

Among equity sector returns, gold and energy securities generally had positive returns for the portfolio. On a net basis, securities in other sectors had a modest net loss.

In terms of currency impact on the portfolio, the general decline in the foreign-exchange value of the U.S. dollar had a positive impact on the portfolio. It enhanced the U.S. dollar based returns of the portfolio’s international holdings relative to their local market returns, as international returns were converted into (more) cheaper U.S. dollars. In particular, the Canadian dollar, Japanese Yen, and Swiss Franc had positive returns for the portfolio.

Among the several positive contributors to the portfolio’s performance, the best was Goldcorp Inc., a Canadian gold mining company. The worst contributor was from the put options on the S & P 500. From a country perspective, Canadian stocks were the top contributors to the portfolio.

Steven J. Lehman, CFA

Federated Equity Management Company of Pennsylvania

This Fund is only available for investment by the Asset Allocation Portfolios.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

		From	Inception
	1 Year	Inception	Date
Class I (NAV)	(1.03)%	(0.73)%	12/6/05
Russell 3000 Value (1)	10.06%	13.86%	12/6/05
Merrill Lynch 3 Month Treasury Bill (1)	5.13%	8.12%	12/6/05

NOTES

(1) The Russell 3000 Value (Russell 3000 Value) Index and the Merrill Lynch 3-Month Treasury Bill (ML3-Month T-Bill) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please visit your insurance company’s website for contractor policy level standardized total returns current to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Net Asset Value (NAV) returns includes the reinvestment of dividends and capital gains but do not reflect any sales charges.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$998.84	0.95%	$4.77
Hypothetical (b)	1,000.00	1,020.36	0.95	4.82

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days)

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region
At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS (22.2%)
U.S. Treasury Note
3.50%, due 02/15/2010		$8,000	$7,925
4.75%, due 02/28/2009		4,000	4,039
Total U.S. Government Obligations (cost $11,806)			11,964

FOREIGN GOVERNMENT OBLIGATIONS (6.5%)
Japan Government Five Year Bond
0.30%, due 12/20/2007	JPY	201,000	1,742
Japan Government Two Year Bond
0.20%, due 12/15/2007	JPY	115,000	996
0.30%, due 11/15/2007	JPY	86,000	746
Total Foreign Government Obligations (cost $3,274)			3,484

		Shares	Value
CONVERTIBLE PREFERRED STOCKS (3.3%)
Canada (3.3%)
Canetic Resources Trust		43,000	$699
Pengrowth Energy Trust		32,000	606
Penn West Energy Trust		14,000	447
Total Convertible Preferred Stocks (cost $1,588)			1,752

COMMON STOCKS (16.2%)
Canada (3.7%)
Goldcorp, Inc.		51,000	1,792
Iamgold Corp.		24,000	210
Japan (3.2%)
NTT DoCoMo, Inc.	JPY	577	831
Sankyo Co., Ltd.		14,200	604
Sega Sammy Holdings, Inc.		23,000	316
South Africa (2.0%)
Gold Fields, Ltd.		50,000	903
Harmony Gold Mining Co., Ltd. ‡		14,000	157
United Kingdom (0.8%)
Tate & Lyle PLC		45,000	407
United States (6.5%)
Cimarex Energy Co.		8,600	349
Electronic Data Systems Corp.		20,000	432
Forest Laboratories, Inc. ‡		13,800	$539
Johnson & Johnson		4,500	293
Lexmark International, Inc. Class A ‡^		9,000	378
Office Depot, Inc. ‡		25,000	469
Patterson-UTI Energy, Inc. ^		32,100	640
Progressive Corp. (The)		22,000	407
Total Common Stocks (cost $8,352)			8,727

Total Security Lending Collateral (cost $630)			630

	Contracts (•)	Value
PURCHASED OPTIONS (2.1%)
Put Options (2.1%)
Mdy	111	$95
Put Strike $170.00
Expires 01/19/2008
NASDAQ 100	265	56
Put Strike $55.00
Expires 01/19/2008
Russell 200 Index	35	117
Put Strike $840.00
Expires 12/22/2007
S&P 500 Index	116	441
Put Strike $1,550.00
Expires 12/22/2007
SanDisk Corp.	180	201
Put Strike $55.00
Expires 01/19/2008
Sector SPDR-Finance	397	214
Put Strike $39.00
Expires 12/22/2007
Total Purchased Options (cost $2,058)		1,124
Total Investment Securities (cost $27,708) #		$27,681

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $610.
‡	Non Income Producing
•	Contract Amounts are not in thousands
#

Aggregate cost for federal income tax purposes is $27,744. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $469 and $532, respectively. Net unrealized depreciation for tax purposes is $63.

DEFINITIONS

JPY Japanese yen

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought(Sold)	(Depreciation)
Swiss Franc	3,709	01/31/2008	$3,200	$17
			$3,200	$17

(unaudited)

	Percentage of
	Total Investments	Value
INVESTMENTS BY INDUSTRY:
U.S. Government Obligation	43.2%	$11,964
Sovereign Government Obligation	12.6%	3,484
Metals & Mining	11.1%	3,062
Oil, Gas & Consumable Fuels	7.6%	2,101
Put Options	4.0%	1,124
Leisure Equipment & Products	3.3%	920
Pharmaceuticals	3.0%	832
Wireless Telecommunication Services	3.0%	831
Energy Equipment & Services	2.3%	640
Specialty Retail	1.7%	469
IT Services	1.5%	432
Food Products	1.5%	407
Insurance	1.5%	407
Computers & Peripherals	1.4%	378
Investment Securities, at value	97.7%	27,051
Short-Term Investments	2.3%	630
Total Investments	100.0%	$27,681

The notes to the financial statements are an integral part of this report.

TA IDEX JPMorgan International Bond

MARKET ENVIRONMENT

TA IDEX JPMorgan International Bond is primarily invested in three major developed bond markets: Europe, the United Kingdom (“UK”) and Japan.

During the period, the European Central Bank (“ECB”) kept a tightening bias and regularly met market expectations, indicating the timing of rate hikes in advance. The refinancing rate increased from 3.25% to 4.00% by June 2007. The ECB had indicated that another hike to 4.25% should occur in September, however, uncertainties raised by the sub-prime mortgage lending crisis held the ECB from further increases, with the period ending with the rate at 4.00%. Economic data throughout the year indicated strong growth potential in Europe, with business confidence at high levels, and historically high levels of monetary growth. Inflation, as measured by the consumer price index (“CPI”), remained relatively low, but high levels of credit and increases in commodity prices contributed to increased concerns about medium-term inflation risks. Late in the period, fears surrounding U.S. sub-prime lending had a contagion effect in Europe, as uncertainties regarding the banking sector’s exposure led to a sharp increase in liquidity costs. The ECB responded by providing ample amounts of liquidity to money markets.

In the UK, the Bank of England’s Monetary Policy Committee (“MPC”) kept a tightening bias until July 2007, increasing rates from 4.75% to end at 5.75% on October 31. Inflation, as measured by the CPI figure, was a major cause of concern for the MPC. The CPI rose to 3.0% in December, with a further increase of 3.1% in March 2007, the highest inflation level since the independence of the Bank of England in 1997. Economic growth remained strong, after accelerating in the fourth quarter of 2006, and the housing market was buoyant for a large part of the year. The increase in borrowing costs in the UK was one of the sharpest in developed markets, which caused problems for some highly cash-dependant financial institutions, such as Northern Rock plc. The Bank of England has resisted reducing rates, instead providing guarantees to the market. However, we now believe there will be a slower pace of growth for the UK economy, and possibly rate cuts in 2008.

In Japan, the Bank of Japan (“BoJ”) continued to renormalize its monetary policy and raised rates from 0.25% to 0.50% in the first quarter of 2007. Japan appeared to emerge from a long deflationary period, with the CPI inflation measure above 0.0% and accelerating economic growth in the fourth quarter of 2006 and the first quarter of 2007. The BoJ was prevented from tightening rates further by upper house elections in July, when the governing party lost ground, initiating a period of political turmoil. Weak personal consumption was a cause of an unexpected decline in gross domestic product (“GDP”) in the second quarter, and BoJ Governor Toshihiko Fukui noted that downside risks to growth were increasing. Consequently, it appeared extremely unlikely that the bank would be able to continue renormalizing its monetary policy in the near term.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX JPMorgan International Bond, Class I returned 8.55%. By comparison its benchmark, the JPMorgan Government Bond Index (GBI) ex-U.S. unhedged Index, returned 9.94%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.61%.

STRATEGY REVIEW

Major central banks remained in tightening mode over most of the past year and, consequently, we kept a cautious bias on international bonds, maintaining the duration of the portfolio at a neutral or shorter position compared to its index. Market conditions changed sharply in July and the spreads of all non-government bonds widened significantly. We had implemented a modest exposure to credit in high-quality financial corporates and AAA-rated mortgage debt because we believed the credit cycle to be relatively mature and, historically, financial institutions outperform late in the cycle. The sharp spread widening witnessed during the summer affected all qualities of issues and our position underperformed as a result. During the summer, we implemented a number of short positions in government issues to benefit from the changes in rate expectations, and these positions also performed well. For a large part of the year, yield curve flattening positions were held across markets in the portfolio (Europe and the UK) and contributed to performance. Starting in July, we believed that the increase in uncertainties and volatility would contribute to a steepening of yield curves in many markets. We, therefore, implemented a number of steepening positions to reflect these expectations. Our Europe steepeners suffered from slight underperformance, while our UK steepeners performed well. Currency positions detracted from performance in the period.

Our investment philosophy is to diversify, specialize and implement our portfolios while monitoring and managing risk at all times. Diversification allows us to improve the risk-return profile of the portfolio, as it either generates a higher return for each unit of risk that we take, or allows us to take less risk to achieve an identical level of return. We believe in specialization. Our scale allows us to invest in our own macroeconomic, quantitative and credit research. With any specialized process, the actual implementation of a client’s portfolio is one of the most crucial areas of portfolio management; our goal is to make sure that each client portfolio has the investment insight from the specialist teams. The key point here is that each portfolio is managed by a named portfolio manager, who is fully aware of the client’s guidelines and objectives on the one hand, as well as our strategy insights.

Jon B. Jonsson

Fund Manager

J.P. Morgan Investment Management Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	8.55%	8.24%	12/6/05
JP Morgan Gov Bond (GBI) ex US unhedged (1)	9.94%	9.24%	12/6/05

NOTES

(1) The J.P.Morgan Government Bond Index (GBI) ex-U.S. unhedged (JPM Gov’t Bond ex-U.S.) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This Fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,055.97	0.60%	$3.10
Hypothetical (b)	1,000.00	1,022.12	0.60	3.05

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

		Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (65.1%)
Belgium (4.7%)
Belgium Government Bond
5.00%, due 09/28/2011	EUR	$19,300	$28,736
8.00%, due 03/28/2015	EUR	3,950	7,038
Canada (0.8%)
Canadian Government Bond
5.75%, due 06/01/2033	CAD	4,626	5,884
Denmark (2.7%)
Denmark Government Bond
6.00%, due 11/15/2009	DKK	100,920	20,234
France (6.3%)
Caisse D’amortissement de La Dette
3.13%, due 07/12/2010	EUR	8,900	12,490
3.75%, due 10/25/2020	EUR	4,520	6,029
France Government Bond Oat
3.75%, due 04/25/2017	EUR	13,900	19,216
4.75%, due 04/25/2035	EUR	632	941
5.75%, due 10/25/2032	EUR	3,000	5,089
8.50%, due 04/25/2023	EUR	500	1,042
French Discount T-Bill
Zero Coupon, due 01/31/2008 (1)	EUR	1,993	2,855
Germany (3.5%)
Bundesobligation
3.50%, due 10/14/2011	EUR	19,000	26,852
Ireland (1.1%)
Ireland Government Bond
4.50%, due 04/18/2020	EUR	6,000	8,714
Italy (6.5%)
Italy Buoni Poliennali del Tesoro
4.00%, due 02/01/2037	EUR	9,100	11,484
5.00%, due 08/01/2034	EUR	9,660	14,344
5.25%, due 08/01/2017	EUR	15,200	23,326
Japan (19.8%)
Development Bank of Japan
1.05%, due 06/20/2023	JPY	2,311,000	17,435
1.60%, due 06/20/2014	JPY	510,000	4,513
2.30%, due 03/19/2026	JPY	500,000	4,403
Japan Finance Corp. for Municipal
1.55%, due 02/21/2012	JPY	3,656,000	32,409
Japan Government Five Year Bond
1.20%, due 03/20/2012	JPY	3,450,000	30,136
Japan Government Ten Year Bond
1.30%, due 03/20/2015	JPY	3,756,450	32,515
1.70%, due 12/20/2016	JPY	792,000	6,976
Japan Government Twenty Year Bond
1.90%, due 06/20/2025	JPY	860,000	7,265
2.10%, due 09/20/2024 – 12/20/2026		1,275,000	11,008
Japanese Government CPI Linked Bond, TIPS
1.10%, due 09/10/2016	JPY	519,480	4,501
Netherlands (4.6%)
Netherlands Government Bond
4.00%, due 01/15/2037	EUR	25,050	33,073
New South Wales Treasury Corp.
5.50%, due 03/01/2017	EUR	2,700	2,286
Spain (3.7%)
Spain Government Bond
5.40%, due 07/30/2011	EUR	$18,500	$27,866
Sweden (1.0%)
Sweden Government Bond
5.50%, due 10/08/2012	SEK	47,500	7,873
United Kingdom (10.4%)
U.K. Gilt
4.25%, due 06/07/2032	GPB	3,800	7,482
4.50%, due 12/07/2042	GPB	6,000	12,449
4.75%, due 12/07/2038	GPB	5,310	11,434
6.25%, due 11/25/2010	GPB	19,650	42,224
8.00%, due 06/07/2021	GPB	2,260	6,115
Total Foreign Government Obligations (cost $469,948)			496,237

ASSET-BACKED SECURITIES (1.3%)
Spain (1.3%)
Fondo de Titulizacion de Activos Santander Auto Series 1, Class A
4.77%, due 11/25/2021	EUR	1,296	1,865
UCI
Series 15, Class A, Reg S
4.86%, due 12/18/2048	EUR	5,382	7,681
Total Asset-Backed Securities (cost $8,817)			9,546

CORPORATE DEBT SECURITIES (27.6%)
France (5.4%)
Compagnie de Financement Foncier
1.25%, due 12/01/2011	JPY	2,230,000	19,436
3.63%, due 01/28/2008	EUR	3,450	4,982
Dexia Municipal Agency
3.50%, due 09/21/2009	EUR	11,530	16,410
Germany (8.2%)
Kreditanstalt Fuer Wiederaufbau
5.50%, due 09/15/2009 – 12/07/2015	GPB	11,450	23,774
Bayerische Landesbank
1.40%, due 04/22/2013	JPY	1,508,000	13,178
Eurohypo AG
3.75%, due 04/11/2011	EUR	14,800	20,957
Kreditanstalt Fuer Wiederaufbau
2.50%, due 11/17/2008	EUR	2,500	3,559
Landwirtschaftliche Rentenbank
1.38%, due 04/25/2013	JPY	101,000	881
Ireland (1.6%)
Depfa ACS Bank
1.65%, due 12/20/2016	JPY	800,000	6,849
Ulster Bank Finance PLC
4.82%, due 03/29/2011 *	EUR	4,000	5,765

The notes to the financial statements are an integral part of this report.

		Principal	Value
Spain (3.6%)
Ayt Cedulas Cajas VII Fondo de
4.00%, due 06/23/2011	EUR	$15,700	$22,291
La CAJA de Ahorros y Pensiones de
3.25%, due 10/05/2015	EUR	3,900	5,102
Supranational (4.5%)
European Investment Bank
1.40%, due 06/20/2017	EUR	2,646,000	22,577
European Investment Bank
5.63%, due 10/15/2010	EUR	7,900	11,862
United Kingdom (4.3%)
Bank of Scotland PLC
4.85%, due 06/14/2012 *	EUR	4,000	5,745
Barclays PLC
4.40%, due 04/20/2016 *	EUR	4,000	5,661
Network Rail Finance PLC
4.88%, due 03/06/2009	GPB	2,100	4,317
Network Rail Infrastructure Finance PLC
4.38%, due 01/18/2011	GPB	5,870	11,788
4.75%, due 11/29/2035	GPB	2,530	5,179
Total Corporate Debt Securities (cost $193,350)			210,313

SHORT-TERM OBLIGATIONS (2.4%)
United States (2.4%)
ING Bank NV Amsterdam Time Deposit
4.89%, due 11/01/2007		$18,000	$18,000
Total Short-Term Obligations (cost $18,000)			18,000

CONVERTIBLE BONDS (0.4%)
Germany (0.4%)
Kreditanstalt Fuer Wiederaufbau
2.60%, due 06/20/2037	JPY	355,000	3,136
Total Convertible Bonds (cost $2,898)			3,136
Total Investment Securities (cost $693,013) #			$737,232

FUTURES CONTRACTS:

				Net Unrealized
		Settlement		Appreciation
	Contracts (•)	Date	Amount	(Depreciation)
10 Year Canadian Bond	54	12/17/2007	$6,413	$42
10 Year Japan Bond	17	12/20/2007	20,053	171
Euro-BOBL	(898)	12/11/2007	(139,935)	462
Euro-Bund	150	12/10/2007	24,594	(172)
Euro-Schatz	(30)	12/10/2007	(4,480)	7
Long Gilt	(206)	12/30/2007	(45,917)	130
			$(139,272)	$640

The notes to the financial statements are an integral part of this report.

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought(Sold)	(Depreciation)
Australian Dollar	11,936	11/27/2007	$10,321	$726
Australian Dollar	(1,353)	11/27/2007	(1,248)	(4)
Canadian Dollar	5,961	11/27/2007	5,960	316
Canadian Dollar	(7,100)	11/27/2007	(7,384)	(92)
Danish Krone	27,945	11/27/2007	5,296	130
Danish Krone	(97,805)	11/27/2007	(18,514)	(476)
Euro Dollar	32,883	11/27/2007	46,400	1,193
Euro Dollar	(50,753)	11/27/2007	(71,637)	(1,820)
Japanese Yen	9,031,392	11/27/2007	78,616	(52)
Japanese Yen	(355,351)	11/27/2007	(3,061)	(30)
New Zealand Dollar	581	11/27/2007	430	15
Norwegian Krone	142,729	11/27/2007	25,886	576
Norwegian Krone	(94,975)	11/27/2007	(17,503)	(106)
Singapore Dollar	5,380	11/27/2007	3,607	112
Singapore Dollar	(5,380)	11/27/2007	(3,599)	(121)
Swedish Krona	10,458	11/27/2007	1,610	35
Swiss Franc	15,260	11/27/2007	12,933	256
Swiss Franc	(5,607)	11/27/2007	(4,763)	(83)
United Kingdom Pound	2,660	11/27/2007	5,406	115
United Kingdom Pound	(22,234)	11/27/2007	(44,952)	(1,200)
			$369,126	$(510)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS

				Settlement	Net Unrealized Appreciation
Currency Bought		Currency Sold		Date	(Depreciation)
Australian Dollar	6,977	Japanese Yen	704,374	11/27/2007	$330
Australian Dollar	4,697	United Kingdom Pound	2,000	11/27/2007	196
Australian Dollar	12,303	Euro Dollar	7,690	11/27/2007	256
Australian Dollar	3,415	Canadian Dollar	3,009	11/27/2007	(7)
Australian Dollar	3,906	Norwegian Krone	19,218	11/27/2007	52
Canadian Dollar	802	Norwegian Krone	4,395	11/27/2007	29
Canadian Dollar	3,465	Swedish Krona	22,680	11/27/2007	81
Canadian Dollar	836	United Kingdom Pound	416	11/27/2007	16
Euro Dollar	2,851	United Kingdom Pound	1,989	11/27/2007	(3)
Euro Dollar	12,641	Norwegian Krone	98,436	11/27/2007	46
Euro Dollar	2,458	Canadian Dollar	3,469	11/27/2007	(95)
Euro Dollar	6,413	Swedish Krona	59,184	11/27/2007	(26)
Euro Dollar	3,368	Australian Dollar	5,367	11/27/2007	(93)
Euro Dollar	6,730	Japanese Yen	1,105,787	11/27/2007	121
Japanese Yen	139,720	United Kingdom Pound	616	11/27/2007	(62)
Japanese Yen	986,929	Euro Dollar	6,028	11/27/2007	(139)
Japanese Yen	706,784	Canadian Dollar	5,928	11/27/2007	(93)
Japanese Yen	163,051	Swedish Krona	9,233	11/27/2007	(33)
Norwegian Krone	60,783	United Kingdom Pound	5,465	11/27/2007	(75)
Norwegian Krone	35,506	Japanese Yen	730,245	11/27/2007	231
Norwegian Krone	66,005	Australian Dollar	13,559	11/27/2007	(311)
Norwegian Krone	15,095	Euro Dollar	1,940	11/27/2007	(9)
Norwegian Krone	7,309	Canadian Dollar	1,342	11/27/2007	(58)
Norwegian Krone	84,338	Swedish Krona	100,826	11/27/2007	(220)
Swedish Krona	71,813	United Kingdom Pound	5,501	11/27/2007	(124)
Swedish Krona	63,703	Norwegian Krone	53,664	11/27/2007	69
Swiss Franc	7,255	United Kingdom Pound	3,090	11/27/2007	(144)
United Kingdom Pound	2,022	Japanese Yen	467,414	11/27/2007	131
					$66

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS

*Floating or variable rate note. Rate is listed as of October 31, 2007.

(•)Contract Amounts are not in thousands

(1)        At October 31, 2007, all or a portion of this security is segregated with the custodian to cover margin requirements for open futurescontracts. The value of all securities segregated at October 31, 2007 is $2,855.

 #              Aggregate cost for federal income tax purposes is $693,438. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $43,809 and $16, respectively. Net unrealized appreciation for tax purposes is $43,793.

DEFINITIONS:

TIPS                      Treasury Inflation Protected Security

EUR                       Euro Dollar

GBP                       United Kingdom pound

JPY                           Japan Yen

SEK                        Sweden krona

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Sovereign Government Obligation	56.5%	$416,672
Commercial Banks	19.2%	141,466
Sovereign Government Agency Obligation	10.5%	77,279
Thrifts & Mortgage Finance	6.2%	45,375
Diversified Financial Services	3.6%	26,608
Asset-Backed Securities	1.3%	9,546
Soverign Government Ageny Obligation	0.3%	2,286
Investment Securities, at value	97.6%	719,232
Short-Term Investments	2.4%	18,000
Total Investments	100.0%	$737,232

The notes to the financial statements are an integral part of this report.

TA IDEX JPMorgan Mid Cap Value

MARKET ENVIRONMENT

U.S. equity markets advanced over the period despite lingering concerns over disruptions in the credit markets, the continued decline in the U.S. housing market and energy prices reaching record highs. Many economic releases pointed to continued growth, giving investors hope that the problems originating in the housing and the mortgage sectors may not have yet spilled over into the broader U.S. economy. Investors were also encouraged that inflation data throughout the period remained fairly tame. This allowed the Federal Reserve Board (“Fed”) to stop short of signaling renewed inflation concerns, giving it the flexibility to cut interest rates if the threats to economic growth increased.

It became apparent that, in order to avoid a major credit crisis, central banks globally needed to take a series of corrective measures by injecting liquidity into the capital markets. On September 18, the Fed lowered the federal funds target rate (“fed funds”) by a larger-than-expected 50 basis points (“bps”) in order to offset the broad economic effects resulting from deteriorating conditions in the credit markets; increased weakness in the housing sector; and sagging consumer confidence. Acting preemptively in an effort to promote economic growth, the Fed delivered an additional rate cut of 25 bps the following month, ending the period at 4.50%.

Over the period, the Standard and Poor’s 500 Composite Stock Index rose by 14.56%, while small-cap stocks, represented by the Russell 2000 Index, underperformed the broader market, returning 9.27% and the Russell Midcap Value Index (“Russell Midcap Value”) returned 9.73%.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX JPMorgan Mid Cap Value, Class I returned 11.12%. By comparison its benchmark, the Russell Midcap Value, returned 9.73%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.87%.

STRATEGY REVIEW

The portfolio outperformed its benchmark for the year ending October 31, 2007. Performance relative to the benchmark was positively affected by stock selection in the financials and consumer discretionary sectors while stock selection in consumer staples and industrials hurt returns.

At the individual stock level, shares of Hilton Hotels Corporation (“Hilton”) surged after The Blackstone Group, Inc. announced plans to acquire the company at a premium in an all-cash transaction. Many lodging companies had recently gone private in similar transactions but, as the largest, Hilton continued to demonstrate strong industry fundamentals in the U.S. and internationally.

Shares of The Williams Companies, Inc. (“Williams”) soared in the period, prompted by the sale of the majority of its power trading business to The Bear Stearns Companies Inc. The sale should reduce both earnings volatility and borrowing costs while allowing the company to focus efforts on its natural gas business. Williams expects to completely exit the power business by the end of the year, with the anticipated sale of its remaining assets.

Alternatively, Old Republic International Corporation’s earnings fell over the year, due partly to a significant decrease in mortgage guaranty operating income, resulting from higher year-over-year claim costs associated with rising residential home delinquencies. Despite the difficult mortgage guaranty environment, the company plans to organically grow its presence in the construction business within its general insurance segment. In addition, the stock has been attractively valued, trading at a modest discount-to-book value.

Another top detractor in the period was The McClatchy Company (“McClatchy”), a large U.S. newspaper company. The company experienced declining advertising revenues in part due to declining real estate and classified advertisements. Despite industry headwinds, McClatchy has been a strong operator of newspapers in mid-sized markets, offering above-average growth prospects. Its recent acquisition of Knight-Ridder, Inc. also sets up the possibility of better-than expected growth from cost synergies.

The dedicated investment philosophy of JPMorgan Mid Cap Value is based on the premise that stock selection, focused on undervalued mid-cap companies with durable franchises that are led by strong management teams, should generate consistent returns over the long term. We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount.

We have maintained our focus throughout the period by continuing to invest in undervalued mid-cap companies that are durable franchises, possessing both stability and predictability in earnings and cash flow. These characteristics are often sought after as high-quality companies tend to hold their value and attract greater capital flows when markets turn more volatile. Despite different investment styles/themes coming in and going out of favor, we have not wavered in what is important to us and continue to implement the same disciplined process.

Jonathan K.L. Simon

Lawrence Playford, CPA, CFA

Gloria Fu, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	11.12%	14.17%	11/15/05
Russell Midcap Value Total Return (1)	9.73%	14.28%	11/15/05

NOTES

(1) The Russell Midcap Value (Russell Midcap Value) index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	1,000.00	1,008.18	0.87	4.39
Hypothetical (b)	1,000.00	1,020.76	0.87	4.42

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (96.8%)
Aerospace & Defense (1.0%)
Alliant Techsystems, Inc. ‡^	25,700	$2,837
Auto Components (0.7%)
Wabco Holdings, Inc.	38,800	1,972
Beverages (2.6%)
Brown-Forman Corp. Class B ^	65,300	4,831
Constellation Brands, Inc. Class A ‡	89,050	2,237
Building Products (0.4%)
Owens Corning, Inc. ‡^	46,500	1,075
Capital Markets (2.9%)
Affiliated Managers Group, Inc. ‡^	12,850	1,691
Legg Mason, Inc.	12,300	1,020
Northern Trust Corp.	32,400	2,437
T. Rowe Price Group, Inc.	41,100	2,640
Chemicals (3.7%)
Albemarle Corp.	79,972	3,819
PPG Industries, Inc.	42,200	3,154
Sigma-Aldrich Corp.	59,100	3,054
Commercial Banks (6.5%)
Cullen/Frost Bankers, Inc.	46,400	2,467
M&T Bank Corp.	52,600	5,233
Synovus Financial Corp.	240,900	6,350
Wilmington Trust Corp.	58,100	2,113
Zions Bancorporation	25,800	1,525
Commercial Services & Supplies (1.3%)
Republic Services, Inc. Class A	99,500	3,402
Computers & Peripherals (0.8%)
NCR Corp. ‡	78,900	2,177
Construction Materials (0.6%)
Vulcan Materials Co. ^	18,700	1,599
Containers & Packaging (1.2%)
Ball Corp.	65,600	3,252
Diversified Telecommunication Services (1.9%)
CenturyTel, Inc.	47,100	2,075
Windstream Corp.	230,254	3,097
Electric Utilities (8.8%)
American Electric Power Co., Inc.	101,900	4,913
CMS Energy Corp. ^	183,100	3,107
FirstEnergy Corp.	66,900	4,663
PG&E Corp.	99,800	4,883
Westar Energy, Inc.	125,300	3,335
Xcel Energy, Inc.	124,300	2,803
Electrical Equipment (1.1%)
Ametek, Inc.	64,750	3,043
Electronic Equipment & Instruments (2.2%)
Amphenol Corp. Class A	48,400	2,143
Arrow Electronics, Inc. ‡	94,100	3,762
Food & Staples Retailing (1.9%)
Safeway, Inc.	31,600	1,074
Supervalu, Inc.	108,200	4,193
Food Products (0.9%)
Dean Foods Co.	33,600	933
WM Wrigley Jr. Co.	23,100	1,425
Gas Utilities (4.2%)
Energen Corp.	67,300	$4,307
Oneok, Inc.	40,900	2,043
Questar Corp.	50,000	2,854
UGI Corp.	76,700	2,042
Health Care Providers & Services (4.0%)
Community Health Systems, Inc. ‡	68,100	2,242
Coventry Health Care, Inc. ‡^	97,550	5,883
Henry Schein, Inc. ‡	4,425	265
Lincare Holdings, Inc. ‡	73,500	2,556
Hotels, Restaurants & Leisure (1.4%)
Applebees International, Inc.	57,600	1,459
Burger King Holdings, Inc.	66,900	1,769
Marriott International, Inc. Class A	15,000	617
Household Durables (2.2%)
Fortune Brands, Inc.	48,200	4,038
Jarden Corp. ‡^	53,600	1,904
Household Products (1.2%)
Clorox Co.	50,600	3,166
Industrial Conglomerates (1.0%)
Carlisle Cos., Inc.	67,500	2,663
Insurance (9.7%)
AMBAC Financial Group, Inc. ^	9,600	354
Assurant, Inc.	99,900	5,838
Cincinnati Financial Corp.	110,555	4,398
Everest RE Group, Ltd.	28,200	3,004
MBIA, Inc.	17,500	753
Old Republic International Corp.	207,250	3,177
OneBeacon Insurance Group, Ltd.	110,209	2,371
Class A
Principal Financial Group, Inc.	55,100	3,729
W.R. Berkley Corp.	88,600	2,666
IT Services (0.6%)
Western Union Co. (The)	68,600	1,512
Machinery (2.6%)
Crane Co.	5,500	261
Dover Corp.	91,700	4,218
Oshkosh Truck Corp.	48,000	2,602
Media (5.0%)
Cablevision Systems Corp. Class A ‡	99,200	2,910
Clear Channel Communications, Inc.	96,100	3,630
Clear Channel Outdoor Holdings, Inc. Class A ‡^	45,173	1,148
Lamar Advertising Co. Class A ^	24,800	1,326
Omnicom Group, Inc.	25,000	1,274
Washington Post Co. (The) Class B	3,870	3,286
Metals & Mining (0.3%)
Carpenter Technology Corp.	5,600	812
Oil, Gas & Consumable Fuels (7.1%)
CVR Energy, Inc. ‡	23,600	538
Devon Energy Corp.	56,500	5,277
Helix Energy Solutions Group, Inc. ‡	67,500	3,122
Kinder Morgan Management LLC ‡	26,291	1,335
Teekay Corp.	47,900	2,680

The notes to the financial statements are an integral part of this report.

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	168,200	$6,138
Pharmaceuticals (1.0%)
Warner Chilcott, Ltd. Class A ‡^	148,000	2,742
Real Estate Investment Trusts (3.8%)
Plum Creek Timber Co., Inc. REIT	32,000	1,429
Public Storage, Inc. REIT	32,500	2,632
Rayonier, Inc. REIT	84,685	4,089
Vornado Realty Trust REIT ^	18,900	2,112
Real Estate Management & Development (1.4%)
Brookfield Properties Corp. ^	124,550	3,110
Forest City Enterprises, Inc. Class A	9,650	549
Road & Rail (0.7%)
Norfolk Southern Corp.	37,200	1,921
Software (0.2%)
Jack Henry & Associates, Inc.	18,900	552
Specialty Retail (5.5%)
AutoNation, Inc. ‡	67,361	1,191
AutoZone, Inc. ‡^	28,600	3,558
Limited Brands, Inc.	93,500	$2,058
Staples, Inc.	105,800	2,469
Tiffany & Co.	42,500	2,303
TJX Cos., Inc.	114,300	3,307
Textiles, Apparel & Luxury Goods (2.4%)
Columbia Sportswear Co. ^	38,600	1,882
V.F. Corp.	51,400	4,478
Thrifts & Mortgage Finance (1.0%)
People’s United Financial, Inc.	152,600	2,713
Trading Companies & Distributors (1.6%)
Genuine Parts Co.	90,300	4,431
Wireless Telecommunication Services (1.4%)
Telephone & Data Systems, Inc. Class L	59,500	3,918
Total Common Stocks (cost $225,127)		261,954

Total Security Lending Collateral (cost $30,899)		30,899
Total Investment Securities (cost $256,026) #		$292,853

NOTES TO SCHEDULE OF INVESTMENTS

^                   At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $30,037.

‡                 Non Income Producing

#                 Aggregate cost for federal income tax purposes is $256,715. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $42,577 and $6,438, respectively. Net unrealized appreciation for tax purposes is $36,139.

DEFINITIONS

REIT                     Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

TA IDEX Loomis Sayles Bond

MARKET ENVIRONMENT

After a sustained period of strong growth, the bond market vacillated between risk appetite and aversion in 2007. Blooming concerns over housing weakness and softening consumer and business spending mixed with an immense supply of Leveraged Buyout (“LBO”)-related debt and yield hungry investors. By the summer, the weight of the sub-prime mortgage debacle and fears that lax lending practices might spread to other credit areas culminated in a sharp reappraisal of risk amid a credit crunch, followed by aggressive action by the Federal Reserve Board (“Fed”). After holding rates steady for several quarters, the Fed cut its benchmark rate by 0.50% in September and by 0.25% in October in a bid to help keep the economy on course. Overseas, global markets continued to thrive, aided in part by currency gains relative to the US dollar.

PERFORMANCE

For the period from inception, December 27, 2007 to October 31, 2007, TA IDEX Loomis Sayles Bond, Class I returned 4.50%. By comparison its benchmark, the Lehman Brothers U.S. Government Credit/Bond Index, returned 4.82%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.73%.

STRATEGY REVIEW

The portfolio incorporates a multi-sector strategy with the flexibility of using a variety of sectors within fixed income, including governments, investment grade credit, high yield and non-dollar. Security selection, rather than sector allocation, drove performance in this environment. When the US yield curve steepened late in the period, our longer duration strategy relative to its benchmark also contributed favorably to the portfolio’s outperformance. Non-US-dollar holdings, which are not represented in the benchmark, were consistently among the leading drivers of returns as the global economy continued to chug along. Bonds denominated in the currencies of Canada and Brazil were strongest thanks to continued economic growth in those countries. From a quality perspective, the portfolio remained positioned to capitalize on the shift in credit trends. High yield securities comprised just over 20% of the portfolio and these securities maintained a performance edge at the beginning of the year. By third quarter 2007, the higher rated portion of the portfolio took the lead – domestic and non-US dollar government securities and investment grade corporate credit comprised 70% of the portfolio’s market value as of October 31. Still, extreme market weakness in the third quarter reduced the favorable impact of the allocation to higher quality buckets.

Individual holdings with the greatest positive impact included Canadian and Brazilian sovereign bonds, a long maturity US Treasury bond, Columbia/HCA healthcare after its leveraged buyout, and short-dated Federal Home Loan Mortgage Corporation (“Freddie Mac”) debt. Individual holdings with the greatest negative contribution to total return included Nektar Therapeutics convertible debt, the homebuilder K. Hovnanian Enterprises, Inc., information technology concern Level 3 Communications, Inc., LBO-target Tribune Company, and mortgage lender Countrywide Financial Corporation. Investment grade credit US dollar denominated corporates contributed positively to performance, while high yield was a drag on absolute and relative performance. Non-US dollar denominated securities, primarily higher quality corporates or foreign government bonds, were the most significant positive drivers of performance. Convertibles, agencies and emerging market debt were neutral.

Kathleen C. Gaffney, CFA

Daniel J. Fuss, CFA, CIC

Elaine M. Stokes

Mathew J. Eagan, CFA

Co-Portfolio Managers

Loomis, Sayles & Company, L.P.

(unaudited)

Average Annual Total Return for Period Ended 10/31/2007

	From Inception	Inception Date
Class I (NAV)	4.50%	1/3/07
Lehman Intermediate Government/Credit Index (1)	4.82%	1/3/07

NOTES

(1) The Lehman Brother Government/Credit Bond (LBGC) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any  fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,020.61	0.71%	$3.61
Hypothetical (b)	1,000.00	1,021.57	0.71	3.61

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the  average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in  the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Bond Credit Quality (Moody Ratings)

At October 31, 2007

This chart shows the percentage breakdown by Bond Credit Quality (Moody Ratings) of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS (10.1%)
U.S. Treasury Bond
4.50%, due 02/15/2036 ^		$43,975	$42,216
4.75%, due 02/15/2037 ^		3,000	2,999
U.S. Treasury Note
4.50%, due 04/30/2009 ^		6,500	6,551
Total U.S. Government Obligations (cost $50,843)			51,766

U.S. GOVERNMENT AGENCY OBLIGATIONS (1.0%)
Freddie Mac
4.63%, due 12/19/2008		5,000	5,009
Total U.S. Government Agency Obligations (cost $4,973)			5,009

FOREIGN GOVERNMENT OBLIGATIONS (8.9%)
Austria (1.6%)
Oesterreichische Kontrollbank AG
1.80%, due 03/22/2010	JPY	952,000	8,428
Brazil (1.4%)
Republic of Brazil
10.25%, due 01/10/2028	BRL	12,000	6,941
Canada (2.3%)
Canadian Government Bond
5.25%, due 06/01/2012	CAD	4,835	5,303
5.75%, due 06/01/2033	CAD	5,300	6,741
Colombia (0.5%)
Republic of Columbia
9.85%, due 06/28/2027	COP	665,000	341
12.00%, due 10/22/2015	COP	3,500,000	1,986
Mexico (2.9%)
Mexican Bonos
8.00%, due 12/17/2015 – 12/07/2023	MXN	160,530	15,114
South Africa (0.2%)
Republic of South Africa
13.00%, due 08/31/2010	ZAR	5,050	852
Total Foreign Government Obligations (cost $42,485)			45,706

CORPORATE DEBT SECURITIES (72.4%)
Australia (0.8%)
FBG Finance, Ltd. - 144A
5.88%, due 06/15/2035		4,450	3,986
Belgium (0.1%)
Delhaize Group
6.50%, due 06/15/2017		400	409
Bermuda (1.2%)
Weatherford International, Ltd.
6.50%, due 08/01/2036		2,340	2,355
White Mountains RE Group, Ltd. - 144A
6.38%, due 03/20/2017		3,955	3,874
Canada (2.8%)
Barrick Gold Finance Co.
5.80%, due 11/15/2034		2,400	2,236
Bell Canada - 144A
5.00%, due 02/15/2017	CAD	130	116
6.10%, due 03/16/2035	CAD	400	354
6.55%, due 05/01/2029	CAD	375	349
7.30%, due 02/23/2032	CAD	45	45
Bombardier, Inc. - 144A
6.30%, due 05/01/2014		1,510	1,476
7.45%, due 05/01/2034		1,815	1,815
EnCana Corp.
6.63%, due 08/15/2037		$1,360	$1,436
Kinder Morgan Finance Co. Ulc
6.40%, due 01/05/2036		735	629
Nortel Networks Corp.
6.88%, due 09/01/2023		425	340
Talisman Energy, Inc.
5.85%, due 02/01/2037		635	585
6.25%, due 02/01/2038		4,935	4,805
TELUS Corp.
4.95%, due 03/15/2017		1,665	1,618
Cayman Islands (0.7%)
Embraer Overseas, Ltd.
6.38%, due 01/24/2017		140	137
Vale Overseas, Ltd.
6.88%, due 11/21/2036		3,330	3,462
Germany (0.2%)
Kreditanstalt Fuer Wiederaufbau
8.50%, due 07/16/2010	ZAR	8,505	1,255
India (0.5%)
Canara Bank
6.37%, due 11/28/2021 *		1,400	1,324
ICICI Bank, Ltd. - 144A
6.38%, due 04/30/2022 * (1)		1,300	1,204
Ireland (0.3%)
Elan Finance PLC/Elan Finance Corp.
7.75%, due 11/15/2011		625	617
8.88%, due 12/01/2013		840	842
Korea, Republic of (0.6%)
SK Telecom Co., Ltd. - 144A
6.63%, due 07/20/2027		2,825	2,925
Luxembourg (0.4%)
Telecom Italia Capital SA
6.00%, due 09/30/2034		1,450	1,389
6.38%, due 11/15/2033		548	546
Mexico (0.2%)
America Movil SAB de CV - 144A
8.46%, due 12/18/2036	MXN	14,000	1,293
Spain (0.1%)
Telefonica Emisiones Sau
7.05%, due 06/20/2036		450	494
Supranational (0.4%)
Inter-American Development Bank
13.00%, due 06/20/2008	ISK	129,100	2,147

The notes to the financial statements are an integral part of this report.

	Principal		Value
United Kingdom (2.1%)
AstraZeneca PLC
6.45%, due 09/15/2037		3,375	3,556
Bskyb Finance UK PLC - 144A
5.63%, due 10/15/2015		860	834
6.50%, due 10/15/2035		855	838
National Grid PLC
6.30%, due 08/01/2016		500	514
Vodafone Group PLC
6.15%, due 02/27/2037		5,160	5,065
United States (61.3%)
Abitibibowater, Inc.
6.50%, due 06/15/2013		$910	$723
AES Corp. (The) - 144A
7.75%, due 10/15/2015		430	431
8.00%, due 10/15/2017		860	868
Albertson’s, Inc.
6.63%, due 06/01/2028		4,020	3,670
7.45%, due 08/01/2029		630	626
7.75%, due 06/15/2026		460	470
ALLTEL Corp.
6.80%, due 05/01/2029		375	276
7.00%, due 07/01/2012		275	248
7.88%, due 07/01/2032		1,505	1,208
American Water Capital Corp. - 144A
6.59%, due 10/15/2037		3,550	3,607
Amgen, Inc. - 144A
6.38%, due 06/01/2037		4,035	4,081
Amkor Technology, Inc.
7.75%, due 05/15/2013		725	701
Anadarko Petroleum Corp.
6.45%, due 09/15/2036		1,810	1,831
Aramark Corp.
5.00%, due 06/01/2012		2,200	1,914
AT&T, Inc.
6.50%, due 03/15/2029 – 09/01/2037		850	892
Avnet, Inc.
6.00%, due 09/01/2015		1,210	1,199
Barclays LLC - 144A
4.06%, due 09/16/2010	KRW	440,000	484
4.46%, due 09/23/2010	KRW	550,000	596
Blockbuster, Inc.
9.00%, due 09/01/2012 ^		220	198
Borden, Inc.
7.88%, due 02/15/2023		690	531
9.20%, due 03/15/2021		375	311
Boston Scientific Corp.
5.45%, due 06/15/2014		55	50
6.40%, due 06/15/2016		625	584
7.00%, due 11/15/2035		1,205	1,078
Bruce Mansfield Unit
6.85%, due 06/01/2034		2,810	2,940
Centex Corp.
5.25%, due 06/15/2015		455	385
Chesapeake Energy Corp.
6.50%, due 08/15/2017		215	207
6.88%, due 11/15/2020		1,115	1,090
Cigna Corp.
6.15%, due 11/15/2036		2,450	2,404
Citizens Communications Co.
7.13%, due 03/15/2019		1,665	1,640
7.88%, due 01/15/2027		55	54
Comcast Corp.
5.65%, due 06/15/2035		$6,650	$6,105
6.50%, due 11/15/2035		1,400	1,420
6.95%, due 08/15/2037		1,735	1,857
Community Health Systems, Inc. - 144A
8.88%, due 07/15/2015		695	704
Countrywide Financial Corp.
6.25%, due 05/15/2016		1,520	1,210
Countrywide Home Loans, Inc.
4.00%, due 03/22/2011		105	89
COX Communications, Inc. - 144A
6.45%, due 12/01/2036		2,830	2,804
CSC Holdings, Inc.
7.63%, due 07/15/2018		1,480	1,421
CSX Corp.
6.00%, due 10/01/2036		3,790	3,549
6.25%, due 03/15/2018		3,460	3,486
CVS Caremark Corp.
4.88%, due 09/15/2014		400	383
Delta Air Lines -07-1
6.82%, due 08/10/2022		3,005	2,975
Delta Air Lines, Inc. - 144A
8.02%, due 08/10/2022		2,790	2,805
Dillard’s, Inc.
7.13%, due 08/01/2018		990	908
Dr Horton, Inc.
5.63%, due 09/15/2014		540	469
Dynegy Holdings, Inc. - 144A
7.50%, due 06/01/2015		65	62
7.63%, due 10/15/2026		450	399
7.75%, due 06/01/2019		625	587
El Paso Natural Gas Co. - 144A
5.95%, due 04/15/2017		1,590	1,558
Embarq Corp.
7.08%, due 06/01/2016		515	538
Energy Future Holdings
6.50%, due 11/15/2024		1,045	768
Energy Transfer Partners
6.13%, due 02/15/2017		4,840	4,777
Enterprise Products Operating, LP
6.30%, due 09/15/2017		1,900	1,935
Equifax, Inc.
7.00%, due 07/01/2037		500	507
Ford Motor Co.
6.50%, due 08/01/2018		100	81
6.63%, due 02/15/2028 — 10/01/2028		4,788	3,520
7.45%, due 07/16/2031 ^		3,010	2,378
7.50%, due 08/01/2026		115	90
Ford Motor Credit Co.
5.70%, due 01/15/2010		4,395	4,076
Freescale Semiconductor
10.13%, due 12/15/2016 ^		1,480	1,341

The notes to the financial statements are an integral part of this report.

	Principal		Value
United States (continued)
General Electric Capital Corp.
2.96%, due 05/18/2012	SGD	$2,500	$1,707
3.49%, due 03/08/2012	SGD	2,600	1,824
General Motors Corp.
7.40%, due 09/01/2025		20	17
8.25%, due 07/15/2023		95	86
8.38%, due 07/15/2033 ^		35	32
Georgia-Pacific Corp.
7.25%, due 06/01/2028		190	175
7.38%, due 12/01/2025		1,000	935
7.70%, due 06/15/2015		235	231
7.75%, due 11/15/2029		875	836
8.00%, due 01/15/2024		2,500	2,463
8.88%, due 05/15/2031		2,125	2,125
GMAC LLC
6.00%, due 12/15/2011		2,360	2,094
6.63%, due 05/15/2012		2,695	2,419
6.75%, due 12/01/2014		1,658	1,469
6.88%, due 09/15/2011 – 08/28/2012		480	438
8.00%, due 11/01/2031		490	453
Goldman Sachs Group, Inc.
5.63%, due 01/15/2017		370	358
Harrahs Operating Co., Inc.
6.50%, due 06/01/2016		1,095	868
Hasbro, Inc.
6.60%, due 07/15/2028		4,730	4,703
HCA, Inc.
5.75%, due 03/15/2014		615	517
6.38%, due 01/15/2015		1,585	1,353
6.50%, due 02/15/2016		4,915	4,196
7.05%, due 12/01/2027		55	42
7.50%, due 12/15/2023 – 11/06/2033		2,680	2,237
7.58%, due 09/15/2025		755	621
7.69%, due 06/15/2025		620	514
7.75%, due 07/15/2036		125	102
Hercules, Inc.
6.50%, due 06/30/2029		1,260	1,008
Highwoods Properties, Inc.
5.85%, due 03/15/2017		1,175	1,106
Home Depot, Inc.
5.88%, due 12/16/2036		4,219	3,684
HSBC Bank USA NA - 144A
Zero Coupon, due 05/17/2012	MYR	10,920	2,806
International Paper Co.
5.25%, due 04/01/2016		1,800	1,721
Intuit, Inc.
5.75%, due 03/15/2017		680	661
iStar Financial, Inc.
5.15%, due 03/01/2012		1,355	1,237
5.38%, due 04/15/2010		375	362
5.65%, due 09/15/2011		425	393
JC Penney Corp., Inc.
6.38%, due 10/15/2036		2,820	2,690
Joy Global, Inc.
6.63%, due 11/15/2036		$2,320	$2,358
JPMorgan Chase & Co.
Zero Coupon, due 09/10/2012	MYR	41,477,425	5,112
5.15%, due 10/01/2015		370	359
K Hovnanian Enterprises, Inc.
6.25%, due 01/15/2015 – 01/15/2016		4,080	3,142
6.38%, due 12/15/2014		95	74
6.50%, due 01/15/2014		300	236
7.50%, due 05/15/2016		10	8
7.75%, due 05/15/2013		40	28
Kar Holdings, Inc. - 144A
10.00%, due 05/01/2015		775	740
KB Home
5.75%, due 02/01/2014		455	409
5.88%, due 01/15/2015		2,265	2,005
6.25%, due 06/15/2015 ^		1,055	950
7.25%, due 06/15/2018		60	56
Kinder Morgan Ener Part
6.50%, due 02/01/2037		2,600	2,573
Kinder Morgan Energy Partners, LP
6.95%, due 01/15/2038		5,730	6,005
KN Capital Trust III
7.63%, due 04/15/2028		510	462
Kraft Foods, Inc.
6.50%, due 11/01/2031		330	336
7.00%, due 08/11/2037		545	592
Lehman Brothers Holdings
5.75%, due 01/03/2017		940	900
Lennar Corp.
5.50%, due 09/01/2014		900	771
5.60%, due 05/31/2015		440	378
Level 3 Financing, Inc.
8.75%, due 02/15/2017		4,045	3,691
9.25%, due 11/01/2014		445	419
Lowe’s Companies, Inc.
6.65%, due 09/15/2037		530	545
Lucent Technologies, Inc.
6.45%, due 03/15/2029		6,210	5,185
6.50%, due 01/15/2028		1,275	1,065
Mackinaw Power LLC - 144A
6.30%, due 10/31/2023		1,810	1,888
Macys Retail Holdings, Inc.
6.38%, due 03/15/2037		3,000	2,723
6.79%, due 07/15/2027		1,065	991
6.90%, due 04/01/2029		1,070	1,018
Masco Corp.
5.85%, due 03/15/2017		2,270	2,211
McDonald’s Corp.
6.30%, due 10/15/2037		4,200	4,286
Merrill Lynch & Co., Inc.
5.70%, due 05/02/2017		300	287
6.40%, due 08/28/2017		2,625	2,648
10.71%, due 03/08/2017	BRL	2,000	1,121

The notes to the financial statements are an integral part of this report.

	Principal	Value
United States (continued)
Miller Brewing Co. - 144A
5.50%, due 08/15/2013	$265	$264
Morgan Stanley
5.45%, due 01/09/2017	455	440
Mosaic Global Holdings, Inc.
7.30%, due 01/15/2028	420	416
7.38%, due 08/01/2018	400	393
Motorola, Inc.
6.63%, due 11/15/2037	5,055	4,956
Newmont Mining Corp.
5.88%, due 04/01/2035	2,090	1,838
News America, Inc.
6.15%, due 03/01/2037	3,205	3,076
6.20%, due 12/15/2034	870	843
6.40%, due 12/15/2035	185	184
Ngc Corp. Capital Trust
8.32%, due 06/01/2027	200	185
NiSource Finance Corp.
6.40%, due 03/15/2018	5,855	5,950
Northern Telecom Capital
7.88%, due 06/15/2026	300	252
Northwest Airlines, Inc.
7.03%, due 11/01/2019	6,708	6,825
Oneok Partners, LP
6.65%, due 10/01/2036	2,355	2,398
Owens & Minor, Inc.
6.35%, due 04/15/2016	835	839
Owens Corning, Inc.
7.00%, due 12/01/2036	2,830	2,644
Owens-Illinois, Inc.
7.80%, due 05/15/2018	900	902
Pioneer Natural Resource
6.88%, due 05/01/2018	435	410
Pioneer Natural Resources
7.20%, due 01/15/2028	280	255
Pioneer Natural Resources Co.
5.88%, due 07/15/2016	3,415	3,091
Pulte Homes, Inc.
6.38%, due 05/15/2033	1,700	1,349
Qwest Capital Funding
7.63%, due 08/03/2021	1,000	933
Qwest Capital Funding, Inc.
6.50%, due 11/15/2018	965	856
6.88%, due 07/15/2028	2,505	2,129
7.75%, due 02/15/2031	530	485
Qwest Corp. - 144A
6.50%, due 06/01/2017	565	557
R.H. Donnelley Corp.
6.88%, due 01/15/2013	950	893
Realty Income Corp.
6.75%, due 08/15/2019	3,795	3,825
Reynolds American, Inc.
6.75%, due 06/15/2017	358	369
7.25%, due 06/15/2037	880	936
RH Donnelley Corp. - 144A
6.88%, due 01/15/2013	$745	$700
8.88%, due 10/15/2017	655	655
Sara Lee Corp.
6.13%, due 11/01/2032	2,195	2,071
Schering-Plough Corp.
6.55%, due 09/15/2037	2,835	2,938
Simon Property Group, LP
4.88%, due 08/15/2010	2,735	2,703
SLM Corp.
5.00%, due 10/01/2013 – 06/15/2018	2,643	2,252
5.05%, due 11/14/2014	435	376
5.38%, due 05/15/2014	477	424
5.63%, due 08/01/2033	779	609
6.50%, due 06/15/2010	2,805	1,935
Southern Natural Gas Co. - 144A
5.90%, due 04/01/2017	380	372
Sprint Capital Corp.
6.88%, due 11/15/2028	4,990	4,780
Sprint Nextel Corp.
6.00%, due 12/01/2016	967	930
Starwood Hotels & Resorts Worldwide,
6.25%, due 02/15/2013	3,255	3,266
Steel Dynamics, Inc. - 144A
7.38%, due 11/01/2012	1,800	1,800
Target Corp.
6.50%, due 10/15/2037	6,000	6,079
Teva Pharmaceutical Finance LLC
6.15%, due 02/01/2036	870	856
Time Warner Cable, Inc. - 144A
6.55%, due 05/01/2037	2,900	2,923
Time Warner, Inc.
6.50%, due 11/15/2036	4,220	4,167
Toro Co.
6.63%, due 05/01/2037	2,500	2,486
Toys “R” US, Inc.
7.38%, due 10/15/2018	6,000	4,680
7.88%, due 04/15/2013	355	303
Tribune Co.
5.25%, due 08/15/2015	1,755	1,189
Unisys Corp.
8.00%, due 10/15/2012	615	578
United Airlines, Inc.
6.64%, due 07/02/2022	7,795	7,717
USG Corp.
6.30%, due 11/15/2016	3,000	2,745
7.75%, due 01/15/2018	780	790
Verizon Communications, Inc.
6.25%, due 04/01/2037	2,590	2,679
Viacom, Inc.
6.88%, due 04/30/2036	4,345	4,409
Western Union Co. (The)
6.20%, due 11/17/2036	1,240	1,209

The notes to the financial statements are an integral part of this report.

	Principal		Value
United States (continued)
XTO Energy, Inc.
6.10%, due 04/01/2036	$1,835		$1,818
Yum! Brands, Inc.
6.88%, due 11/15/2037	5,695		5,691
Total Corporate Debt Securities (cost $370,626)			371,647

STRUCTURED NOTES (1.7%)
United States (1.7%)
HSBC Bank USA NA - 144A,
Zero Coupon, due 04/18/2012	MYR	3,000	788
JPMorgan Chase & Co. - 144A
Zero Coupon,	KRW	28,716,155	7,640
due 04/12/2012 – 10/22/2012
Total Structured Notes (cost $8,178)			8,428

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.7%)
United States (0.7%)
AES Trust III, Convertible ‡	5,450	271
Chesapeake Energy Corp., Convertible ‡	3,730	452
Chesapeake Energy Corp., Convertible ‡	16,685	1,804
El Paso Energy Capital Trust I,	3,700	150
Convertible ‡
Newell Financial Trust I, Convertible ‡	10,000	470
Owens-Illinois, Inc., Convertible ‡	11,375	540
Total Convertible Preferred Stocks (cost $3,335)		3,687

CONVERTIBLE BONDS (1.8%)
United States (1.8%)
Countrywide Financial Corp. - 144A, Convertible
1.74%, due 04/15/2037 *	120	$106
3.31%, due 05/15/2037 *	295	253
Human Genome Sciences, Inc., Convertible
2.25%, due 08/15/2012	1,170	983
Incyte Corp., Convertible
3.50%, due 02/15/2011	700	662
JDS Uniphase Corp., Convertible
Zero Coupon, due 11/15/2010	570	538
Level 3 Communications, Convertible
3.50%, due 06/15/2012	1,345	1,179
Level 3 Communications, Inc., Convertible
6.00%, due 09/15/2009 — 03/15/2010	3,140	2,881
Liberty Media LLC, Convertible
3.50%, due 01/15/2031	125	118
Nektar Therapeutics, Convertible
3.25%, due 09/28/2012	1,960	1,568
Valeant Pharmaceuticals International, Convertible
4.00%, due 11/15/2013	1,300	1,152
Total Convertible Bonds (cost $9,927)		9,440

Total Security Lending Collateral (cost $53,498)		53,498
Total Investment Securities (cost $543,865) #		$549,181

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $52,156.
*	Floating or variable rate note. Rate is listed as of October 31, 2007.
‡	Non Income Producing
(1)	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2007.
#

Aggregate cost for federal income tax purposes is $543,879. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $10,898 and $5,597, respectively. Net unrealized appreciation for tax purposes is $5,301.

DEFINITIONS:

144A                    144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $43,759 or 8.98% of net assets of the Fund.

BRL                         Brazilian Real

CAD                      Canadian Dollar

COP                      Colombian Peso

ISK                            Icelandic Krona

JPY                           Japanese Yen

KRW                     Korean Won

MXN                    Mexican Peso

MYR                      Malaysian Ringgit

SGD                       Singapore Dollar

ZAR                         South African Rand

The notes to the financial statements are an integral part of this report.

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
U.S. Government Obligation	9.4%	$51,766
Oil, Gas & Consumable Fuels	7.3%	39,878
Sovereign Government Obligation	6.8%	37,278
Media	6.3%	34,436
Diversified Telecommunication Services	5.7%	31,549
Commercial Banks	4.1%	22,563
Airlines	3.7%	20,322
Consumer Finance	3.0%	16,546
Multiline Retail	2.6%	14,409
Hotels, Restaurants & Leisure	2.6%	14,110
Diversified Financial Services	2.5%	13,851
Health Care Providers & Services	2.5%	13,530
Communications Equipment	2.3%	12,336
Household Durables	2.0%	10,728
Pharmaceuticals	1.8%	9,962
Real Estate Investment Trusts	1.8%	9,626
Specialty Retail	1.7%	9,409
Metals & Mining	1.7%	9,336
Paper & Forest Products	1.7%	9,209
Wireless Telecommunication Services	1.6%	9,018
Building Products	1.5%	8,390
Electric Utilities	1.4%	7,838
Road & Rail	1.3%	7,034
Automobiles	1.1%	6,203
Capital Markets	1.1%	5,754
Biotechnology	1.0%	5,726
Machinery	1.0%	5,686
Food & Staples Retailing	1.0%	5,558
Independent Power Producers & Energy Traders	1.0%	5,277
U.S. Government Agency Obligation	0.9%	5,009
Leisure Equipment & Products	0.9%	4,703
Beverages	0.8%	4,251
Insurance	0.7%	3,874
IT Services	0.7%	3,701
Water Utilities	0.7%	3,607
Aerospace & Defense	0.6%	3,428
Food Products	0.5%	2,999
Electronic Equipment & Instruments	0.5%	2,541
Energy Equipment & Services	0.4%	2,355
Chemicals	0.3%	1,817
Health Care Equipment & Supplies	0.3%	1,713
Thrifts & Mortgage Finance	0.3%	1,658
Life Sciences Tools & Services	0.3%	1,568
Containers & Packaging	0.3%	1,443
Tobacco	0.2%	1,305
Semiconductors & Semiconductor Equipment	0.1%	701
Software	0.1%	661
Multi-Utilities	0.1%	514
Commercial Services & Supplies	0.1%	507
Investment Securities, at value	90.3%	495,683
Short-Term Investments	9.7%	53,498
Total Investments	100.0%	$549,181

The notes to the financial statements are an integral part of this report.

TA IDEX Marsico International Growth

MARKET ENVIRONMENT

International equity performance in developed markets was solid during the fiscal year ending October 31, 2007. The portfolio’s benchmark, Morgan Stanley Capital International EAFE Index (“MSCI-EAFE”), posted a return of 25.43% for the reporting period.

Within the EAFE Index, economic sector strength was widespread. All ten Global Industry Classification Standards Classifications (“GICS”) sectors in the MSCI-EAFE posted gains, led by materials, telecommunication services, industrials, and utilities. At an industry level, results were also strong. All but one industry group had a positive return. The top-performing areas included software and services, capital goods, food beverage and tobacco, and automobiles and components.

Currency fluctuations were quite significant throughout the fiscal year. For the reporting period as a whole, the dollar weakened, as demonstrated by the MSCI-EAFE’s total twelve-month return of (US$) 25.43% and comparing it to the MSCI-EAFE “local” return of 14.47%.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Marsico International Growth, Class I returned 38.11%. By comparison its benchmark, the MSCI-EAFE, returned 25.43%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.13%.

STRATEGY REVIEW

During the reporting period, the portfolio’s average sector allocations emphasized the consumer discretionary and financials sectors. The portfolio invested in every GICS economic sector during the twelve-month period, with the utilities and energy sectors averaging an underweighted posture relative to the portfolio’s benchmark, the MSCI- EAFE.

The portfolio outperformed the MSCI-EAFE for the period. The areas of investment that was the largest positive contributor to the portfolio’s twelve-month performance were the financials and energy sectors. Positions in Brazilian bank Unibanco-Uniao De Bancos Brasileiros S/A (US$ +106%), India-headquartered ICICI Bank Limited (US$ +98%), China’s Industrial and Commercial Bank of China (US$ +17% prior to being sold), and diversified financials companies Macquarie Bank Limited (US$ +40%) and Man Group plc (US$ +33%), were among the portfolio’s largest positive individual contributors in the period. The portfolio also benefited by maintaining an underweighted posture, on average, in the financials sector. Energy holdings CNOOC Limited (US$ +141%) and PETROLEO BRASILEIRO S.A. - PETROBRAS (US$ +71%) were strong performers, and an underweighted posture in the sector also aided performance. In addition, telecommunication services companies China Mobile Limited (US$ +149%) and America Movil, S.A. de C.V. (US$ +53%) were among the top individual contributors to performance for the period.

Although active currency management is not a central facet of the portfolio’s investment process, currency fluctuations may at times affect the portfolio’s performance positively or negatively. For the one-year fiscal period, currency fluctuations had a material adverse affect on performance results. On average, the portfolio had more exposure to securities economically tied to the US than did the MSCI-EAFE during the fiscal year. This positioning presented a currency “cost” to the portfolio, as the US dollar weakened in the quarter relative to many other world currencies such as the euro. The portfolio generally had less exposure to companies whose securities are priced in euros and traded in countries that utilize the euro; therefore a smaller portion of the portfolio, compared with its benchmark index, benefited from the euro’s valuation increase.

Several of the portfolio’s Japanese positions negatively impacted performance. Chugai Pharmaceutical Co., Ltd. (“Chugai”) (US$ -27% prior to being sold), finance company Mitsui Trust Holdings, Inc. (US$ -32%) and amusement game manufacturer Sega Sammy Holdings Inc. (“Sega Sammy”) (US$ -11% prior to being sold) were among the portfolio’s weakest-performing individual positions (Chugai and Sega Sammy were sold prior to October 31, 2007).

The portfolio’s largest country-level allocations were in Switzerland, Japan, United Kingdom and France. Country allocation, on balance, contributed positively to the portfolio’s investment results. That was primarily due to the fact that the portfolio had investments in several countries — including Canada, Brazil, and India — that performed well. That said, we should note that country weightings typically are a residual of the portfolio’s bottom-up stock selection process.

James G. Gendelman

Fund Manager

Columbia Management Advisors, LLC

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

		From	Inception
	1 Year	Inception	Date
Class A (NAV)	—%	—%	11/8/04
Class I (NAV)	38.11%	26.00%	11/8/04
MSCI EAFE (USD) (1)	25.43%	22.62%	11/8/04

NOTES

(1) The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,216.47	1.13%	$6.30
Hypothetical (b)	1,000.00	1,019.46	1.13	5.74

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region
At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.6%)
Brazil (0.6%)
All America Latina Logistica SA	233,751	$3,681
COMMON STOCKS (95.3%)
Australia (2.0%)
CSL Limited ‡	192,780	6,521
Macquarie Bank, Ltd.	79,304	6,177
Austria (1.0%)
Erste Bank DER Oesterreichischen	76,214	6,175
Bermuda (2.1%)
Esprit Holdings, Ltd.	409,000	6,754
Shangri-La Asia, Ltd.	2,042,000	6,481
Brazil (8.5%)
Bovespa Holding SA ‡	507,700	9,616
Gafisa SA	306,927	5,487
Jhsf Participacoes SA ‡	563,900	2,804
Petroleo Brasileiro SA ^	145,029	13,869
Redecard SA ‡	213,000	4,481
Unibanco - Uniao de Bancos Brasileiros SA ‡	107,883	17,050
Canada (3.6%)
Potash Corp. of Saskatchewan	91,698	11,262
Research In Motion, Ltd. ‡	92,287	11,491
Cayman Islands (1.7%)
Alibaba.Com, Ltd. ‡ @	328,240	572
Baidu.Com ‡^	15,530	5,940
Melco PBL Entertainment Macau, Ltd. ‡^	261,680	4,160
France (11.8%)
Accor SA	129,714	12,361
Alstom	27,666	6,520
Compagnie Generale de Geophysi ‡	17,896	5,855
Electricite de France	115,598	13,846
JC Decaux SA	253,290	9,319
PPR SA	57,656	11,413
Veolia Environnement	165,720	14,781
Germany (8.4%)
Continental AG	165,531	24,999
Daimler AG	184,148	20,234
Gea Group AG ‡	116,644	4,371
Mtu Aero Engines Holding AG	51,121	3,117
Hong Kong (5.5%)
China Merchants Holdings International	980,000	6,841
China Mobile, Ltd.	907,500	18,382
CNOOC, Ltd.	4,308,000	8,982
India (2.0%)
ICICI Bank, Ltd.	178,853	12,420
Japan (9.5%)
Chuo Mitsui Trust Holdings, Inc.	708,000	5,619
Daikin Industries, Ltd.	117,029	5,867
Fujitsu, Ltd.	380,000	2,967
Marubeni Corp.	1,050,000	8,908
Mitsui O.S.K. Lines, Ltd.	179,000	2,925
Nintendo Co., Ltd.	31,900	19,895
Nomura Holdings, Inc.	175,400	$3,119
Toyota Motor Corp.	79,000	4,502
Yamada Denki Co., Ltd.	59,100	6,049
Korea, Republic of (1.4%)
Samsung Electronics Co., Ltd.	14,750	9,007
Mexico (3.2%)
America Movil SAB de CV Series R, Class R	131,213	8,580
Grupo Televisa SA ^	454,153	11,286
Netherlands (2.0%)
Arcelor Mittal	79,318	6,355
Heineken NV	91,127	6,368
Netherlands Antilles (1.5%)
Schlumberger, Ltd.	96,905	9,358
Singapore (1.7%)
Capitaland, Ltd.	1,947,000	10,818
South Africa (1.2%)
MTN Group, Ltd.	401,835	7,758
Switzerland (14.1%)
ABB, Ltd.	439,203	13,202
Actelion, Ltd. ‡	130,585	6,484
Holcim, Ltd.	184,239	20,982
Julius Baer Holding AG	139,033	12,020
Keuhne & Nagel International	28,026	3,003
Lonza Group AG	96,170	11,193
Nestle SA	27,578	12,718
Roche Holding AG	51,560	8,790
Taiwan (0.7%)
HON HAI Precision Industry Co., Ltd.	526,000	3,994
United Kingdom (11.4%)
British Sky Broadcasting Group PLC	1,162,312	16,431
Johnson Matthey PLC	88,708	3,289
Man Group PLC	813,358	9,935
Reckitt Benckiser Group PLC ‡	114,275	6,621
Rio Tinto PLC	105,306	9,822
Tesco PLC	2,523,634	25,583
United States (2.0%)
Las Vegas Sands Corp. ‡	91,753	12,177
Total Common Stocks (cost $453,055)		597,906

Total Security Lending Collateral (cost $14,624)		14,624
Total Investment Securities (cost $471,052) #		$616,211

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS

q                 Value is less than $1

^                   At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $14,046.

@            Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.

‡                  Non Income Producing

#               Aggregate cost for federal income tax purposes is $472,113. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $148,033 and $3,935, respectively. Net unrealized appreciation for tax purposes is $144,098.

DEFINITIONS

144A                   144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $10,680 or 0.02% or net assets of the Fund.

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought(Sold)	(Depreciation)
Euro Dollar	2,570	11/06/2007	$3,708	$11
Hong Kong Dollar	4,476	11/06/2007	578	(1)
South African Rand	5,023	11/02/2007	772	(3)
South African Rand	1,845	11/05/2007	281	q
			$5,339	$7

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	6.7%	$41,263
Media	6.0%	37,035
Hotels, Restaurants & Leisure	5.7%	35,180
Wireless Telecommunication Services	5.6%	34,720
Capital Markets	5.1%	31,251
Chemicals	4.2%	25,745
Food & Staples Retailing	4.1%	25,583
Auto Components	4.1%	24,999
Automobiles	4.0%	24,736
Oil, Gas & Consumable Fuels	3.7%	22,851
Construction Materials	3.4%	20,982
Software	3.2%	19,895
Electrical Equipment	3.2%	19,722
Metals & Mining	2.6%	16,177
Energy Equipment & Services	2.5%	15,213
Multi-Utilities	2.4%	14,781
Electric Utilities	2.2%	13,846
Real Estate Management & Development	2.2%	13,622
Biotechnology	2.1%	13,005
Specialty Retail	2.1%	12,804
Food Products	2.1%	12,718
Communications Equipment	1.9%	11,491
Multiline Retail	1.8%	11,413
Diversified Financial Services	1.6%	$9,616
Semiconductors & Semiconductor Equipment	1.5%	9,007
Trading Companies & Distributors	1.4%	8,907
Pharmaceuticals	1.4%	8,790
Transportation Infrastructure	1.1%	6,840

The notes to the financial statements are an integral part of this report.

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY (continued):
Household Products	1.1%	6,621
Beverages	1.0%	6,368
Internet Software & Services	1.0%	5,940
Marine	1.0%	5,928
Building Products	1.0%	5,867
Household Durables	0.9%	5,487
IT Services	0.7%	4,481
Machinery	0.7%	4,371
Electronic Equipment & Instruments	0.6%	3,994
Road & Rail	0.6%	3,682
Aerospace & Defense	0.5%	3,117
Computers & Peripherals	0.5%	2,967
Internet & Catalog Retail	0.1%	572
Investment Securities, at value	97.6%	601,587
Short-Term Investments	2.4%	14,624
Total Investments	100.0%	$616,211

The notes to the financial statements are an integral part of this report.

TA IDEX Mellon Market Neutral Strategy

MARKET ENVIRONMENT

Through October, U.S. markets had positive returns in all capitalization ranges, despite concerns about the sub-prime mortgage collapse, rising energy prices, and declining consumer confidence. Continued momentum in the markets was primarily driven by the Federal Reserve Board easing rates over the period; and a sense that even if double-digit corporate earnings increases would fall off a bit, overall earnings would hold up due to growth outside the U.S. combined with a tailwind from the falling dollar helping U.S. exports.

Growth is ahead of value by most metrics, as year to date, January through October, the Russell 1000 Growth Index is up 16.51%, versus the Russell 1000 Value index return of 5.98%. At the same time, large cap indexes have outperformed small cap this year as the Russell 1000 Index returned 11.21% through October, versus the small cap Russell 2000 Index return of 6.12%.

PERFORMANCE

For the period from inception December 27, 2006 through October 31, 2007, TA IDEX Mellon Market Neutral Strategy, Class I returned (2.20)%. By comparison its benchmark, the Merrill Lynch 3-Month T-Bill +3 Index, returned 6.82%. For the year ended October 31, 2007, the net expense ratio of the Fund was 3.05%.

STRATEGY REVIEW

The Franklin Portfolio Associates’ Market Neutral strategy is a long/short stock selection strategy based on our quantitative implementation of fundamental and technical valuation concepts. Our daily investment process combines approximately 45 factors, or characteristics, including value-based metrics (based on income statement, balance sheet, and future value characteristics), growth/momentum metrics (based on earnings momentum, longer term growth and sustainability, and technical price action characteristics), and factors based on corporate and management stock buying/selling activity. We blend these measures into a single composite rank for each stock using a dynamic weighting scheme that reflects the overall success, consistency, and independence of each factor; and keeping a balanced overall weighting between value and growth/momentum based factors. Then we construct long and short portfolios that are carefully controlled along several dimensions of risk. These include the requirement that the net of the long and short portfolios always be near neutral in terms of beta, sector/industry exposure, and capitalization, among other risk factors. Subject to these risk constraints, the target portfolio consists of long positions in the most attractive stocks and short positions in the least attractive stocks, with controlled tilts toward the more attractive portfolio-level characteristics.

The portfolio underperformed its benchmark from inception through October 31, 2007. Underperformance was attributable mainly to stock selection. Specifically, the market has failed to reward the value-based components of our stock ranking model so far this year. Each of the three primary groups of value factors noted above (income statement, balance sheet, and future value characteristics) detracted significantly from performance. While growth/momentum factors in the model generally added value, these were not sufficient to generate overall positive returns.

We do not make tactical changes in the implementation of the strategy based on market conditions, and continued to maintain an even blend of value and growth/momentum factors despite the recent underperformance of the value components of the process. We do monitor and control risk exposures that develop in the market. For example, during this period we did carefully control our exposure to companies impacted by the sub-prime crisis and residential construction collapse, so these events did not contribute to the sub-par performance. Also, by maintaining our standard process in August, we were able to produce slight out-performance despite the liquidity problems experienced by some quantitative strategies in the month.

The most successful stock selections among long holdings were computer and music player maker Apple Inc., insurer Ohio Casualty Corporation (which was acquired by Liberty Mutual Holding Company Inc. during the period), and mining company Massey Energy Company. On the short side, the strongest stock selections were clothing retailer Coldwater Creek Inc., Starbucks Corporation, and mortgage insurer MGIC Investment Corporation.

Holdings including managed health care provider WellCare Health Plans, Inc., pharmaceutical maker Forest Laboratories, and storage technology firm Network Appliance Inc. were the most significant long detractors to stock selection performance. Short holdings which detracted most from stock selection performance were engineering and construction services provider The Shaw Group Inc., packaging manufacturer Owens-Illinois, Inc., and fertilizer maker The Mosaic Company.

Our investment process seeks to minimize the impact of sector/industry weightings on the performance of the portfolio by maintaining approximately equal weightings of long and short positions in each sector and industry. Nevertheless, slight net long and short sector/industry positions, such as our net long position in the industrials sector, did have an overall positive impact on performance.

Michael F. Dunn, CFA

Oliver E. Buckley, CIO

John S. Cone, CEO

Co-Portfolio Managers

Franklin Portfolio Associates, LLC

(unaudited)

Average Annual Total Return for Period Ended 10/31/2007

	From Inception	Inception Date
Class I (NAV)	(2.20)%	1/3/07
M L 3 Month T Bill (1)	6.82%	1/3/07

NOTES

(1) The Merrill Lynch 3 Month Treasury Bill (ML 3) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions nor the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$969.28	2.75%	$13.65
Hypothetical (b)	1,000.00	1,017.95	2.75	13.99

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector
At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.2%)
Aerospace & Defense (1.6%)
Boeing Co.	8,000	$789
Lockheed Martin Corp.	8,900	979
Airlines (1.2%)
AMR Corp. ‡	24,000	576
Continental Airlines, Inc. Class A ‡	23,900	821
Auto Components (0.3%)
Goodyear Tire & Rubber Co. (The) ‡	9,900	298
Automobiles (0.5%)
Harley-Davidson, Inc.	10,600	546
Capital Markets (0.2%)
Legg Mason, Inc.	2,900	240
Chemicals (2.4%)
Cf Industries Holdings, Inc.	3,600	316
Dow Chemical Co. (The)	21,600	973
Mosaic Co. (The) ‡	5,200	363
Olin Corp.	32,000	729
Terra Industries, Inc. ‡	8,700	321
Commercial Banks (0.5%)
National City Corp.	11,600	281
Whitney Holding Corp.	12,800	329
Commercial Services & Supplies (5.2%)
Allied Waste Industries, Inc. ‡	99,300	1,255
Dun & Bradstreet Corp.	7,400	717
HNI Corp.	37,500	1,626
Manpower, Inc.	22,000	1,644
Steelcase, Inc. Class A	33,700	602
Communications Equipment (3.1%)
ADC Telecommunications, Inc. ‡	60,500	1,132
Ciena Corp. ‡	23,800	1,139
Harris Corp.	11,200	678
Qualcomm, Inc.	13,600	581
Computers & Peripherals (2.3%)
Apple, Inc. ‡	8,200	1,557
Dell, Inc. ‡	21,800	667
Network Appliance, Inc. ‡	10,600	334
Construction Materials (0.5%)
Eagle Materials, Inc.	13,100	518
Consumer Finance (0.4%)
AmeriCredit Corp. ‡	33,400	471
Containers & Packaging (1.7%)
Crown Holdings, Inc. ‡	28,100	697
Packaging Corp. of America	20,700	659
Pactiv Corp. ‡	8,800	242
Sealed Air Corp.	13,800	344
Diversified Consumer Services (0.9%)
Sotheby’s	19,300	1,045
Diversified Financial Services (0.8%)
CIT Group, Inc.	14,600	515
Citigroup, Inc.	9,600	402
Diversified Telecommunication Services (0.8%)
CenturyTel, Inc.	5,100	225
Qwest Communications International, Inc. ‡	93,100	$668
Electric Utilities (3.6%)
CMS Energy Corp.	32,900	558
Duke Energy Corp.	30,200	579
PG&E Corp.	11,800	578
Puget Energy, Inc.	9,700	274
Sempra Energy	4,200	258
Sierra Pacific Resources	78,000	1,316
Wisconsin Energy Corp.	9,400	450
Electrical Equipment (0.9%)
Hubbell, Inc. Class B	8,100	446
Thomas & Betts Corp. ‡	10,500	588
Electronic Equipment & Instruments (4.3%)
Arrow Electronics, Inc. ‡	8,400	336
Avnet, Inc. ‡	45,500	1,898
AVX Corp.	19,000	294
Dolby Laboratories, Inc. Class A ‡	9,000	373
Ingram Micro, Inc. Class A ‡	25,900	550
Tech Data Corp. ‡	23,500	924
Teleflex, Inc. ‡	6,000	439
Energy Equipment & Services (4.2%)
Ensco International, Inc.	7,700	427
Global Industries, Ltd. ‡	78,900	1,942
Helmerich & Payne, Inc.	7,700	243
National Oilwell Varco, Inc. ‡	25,200	1,846
Superior Energy Services, Inc. ‡	7,000	260
Food & Staples Retailing (2.0%)
Kroger Co. (The)	18,000	529
Safeway, Inc.	24,500	833
Supervalu, Inc.	8,800	341
SYSCO Corp.	16,500	566
Gas Utilities (0.9%)
Energen Corp.	7,800	499
Southern Union Co.	7,500	236
UGI Corp.	9,800	261
Health Care Equipment & Supplies (1.8%)
Intuitive Surgical, Inc. ‡	2,100	687
Kinetic Concepts, Inc. ‡	13,800	829
Zimmer Holdings, Inc. ‡	7,100	493
Health Care Providers & Services (6.0%)
AmerisourceBergen Corp. Class A	27,700	1,305
Apria Healthcare Group, Inc. ‡	43,500	1,051
LifePoint Hospitals, Inc. ‡	14,400	440
Lincare Holdings, Inc. ‡	44,700	1,554
McKesson Corp.	6,400	423
Patterson Cos., Inc. ‡	25,400	993
UnitedHealth Group, Inc.	20,600	1,013
Health Care Technology (0.8%)
Hlth Corp. ‡	64,900	916
Hotels, Restaurants & Leisure (2.6%)
Bob Evans Farms, Inc.	9,700	273
Brinker International, Inc.	16,200	411

The notes to the financial statements are an integral part of this report.

	Shares	Value
Hotels, Restaurants & Leisure (continued)
Choice Hotels International, Inc.	12,000	$465
Regal Entertainment Group Class A ‡	21,800	492
Starwood Hotels & Resorts Worldwide, Inc.	4,500	256
Wynn Resorts, Ltd.	6,200	1,001
Household Durables (0.6%)
American Greetings Corp. Class A	25,600	674
Independent Power Producers & Energy Traders (1.1%)
Mirant Corp. ‡	17,900	758
NRG Energy, Inc. ‡	9,600	439
Industrial Conglomerates (1.4%)
McDermott International, Inc. ‡	26,400	1,612
Insurance (6.5%)
American International Group, Inc.	21,000	1,326
Cincinnati Financial Corp.	31,600	1,257
HCC Insurance Holdings, Inc.	63,500	1,898
Lincoln National Corp.	8,700	543
Prudential Financial, Inc.	12,100	1,170
Reinsurance Group of America, Inc.	4,700	268
SAFECO Corp.	14,500	840
Internet & Catalog Retail (0.4%)
NutriSystem, Inc. ‡	15,600	470
IT Services (3.3%)
Accenture, Ltd. Class A	18,100	707
Computer Sciences Corp. ‡	4,100	239
Convergys Corp. ‡	48,000	880
Electronic Data Systems Corp.	12,600	272
MPS Group, Inc. ‡	39,500	482
Total System Services, Inc.	38,900	1,166
Leisure Equipment & Products (1.7%)
Brunswick Corp.	25,900	578
Hasbro, Inc.	20,200	603
Mattel, Inc.	34,600	723
Machinery (1.9%)
Federal Signal Corp.	35,800	479
Gardner Denver, Inc. ‡	20,600	744
Manitowoc Co., Inc. (The)	13,800	680
Oshkosh Truck Corp.	4,900	266
Media (3.6%)
Belo Corp.	14,700	272
CBS Corp. Class B	24,000	689
Gannett Co., Inc.	11,000	467
Meredith Corp.	19,700	1,226
Time Warner, Inc.	21,100	385
Viacom, Inc. Class B ‡	23,200	958
Metals & Mining (1.6%)
AK Steel Holding Corp. ‡	27,200	1,364
Titanium Metals Corp. ‡	12,400	436
Multiline Retail (2.4%)
Big Lots, Inc. ‡	35,500	851
Family Dollar Stores, Inc.	53,000	1,344
Kohl’s Corp. ‡	9,600	528
Office Electronics (1.1%)
Xerox Corp. ‡	21,600	$377
Zebra Technologies Corp. Class A ‡	22,500	879
Oil, Gas & Consumable Fuels (6.1%)
Chesapeake Energy Corp.	52,400	2,069
Devon Energy Corp.	8,700	812
Frontline, Ltd.	10,700	486
Holly Corp.	28,200	1,771
Massey Energy Co.	18,300	580
Tesoro Corp.	19,000	1,150
Paper & Forest Products (0.6%)
International Paper Co.	18,700	691
Personal Products (0.8%)
Nbty, Inc. ‡	23,800	847
Pharmaceuticals (2.2%)
Endo Pharmaceuticals Holdings, Inc. ‡	35,000	1,026
Schering-Plough Corp.	13,200	403
Wyeth	20,300	987
Real Estate Management & Development (1.7%)
CB Richard Ellis Group, Inc. Class A ‡	10,000	244
Jones Lang Lasalle, Inc.	17,000	1,620
Road & Rail (0.9%)
CON-Way, Inc.	23,500	1,001
Semiconductors & Semiconductor Equipment (3.4%)
Applied Materials, Inc.	19,500	379
Intersil Corp. Class A	19,600	595
LAM Research Corp. ‡	5,900	296
Memc Electronic Materials, Inc. ‡	4,000	293
Micrel, Inc.	72,400	655
Novellus Systems, Inc. ‡	28,300	804
NVIDIA Corp. ‡	16,200	573
Texas Instruments, Inc.	7,600	248
Software (0.9%)
Synopsys, Inc. ‡	36,100	1,020
Specialty Retail (2.3%)
Aeropostale, Inc. ‡	25,900	593
RadioShack Corp.	14,300	295
Sherwin-Williams Co. (The)	18,000	1,151
TJX Cos., Inc.	18,600	538
Textiles, Apparel & Luxury Goods (0.9%)
Coach, Inc. ‡	26,000	951
Trading Companies & Distributors (0.3%)
GATX Corp.	7,100	291
Total Common Stocks (cost $104,924)		106,944
Total Investment Securities (cost $104,924) #		$106,944

SECURITIES SOLD SHORT (94.7%)
COMMON STOCKS (94.7%)
Aerospace & Defense (0.4%)
Alliant Techsystems, Inc. ‡	(2,200)	$(243)
DRS Technologies, Inc.	(4,200)	(241)

The notes to the financial statements are an integral part of this report.

	Shares	Value
SECURITIES SOLD SHORT (94.7%)
Air Freight & Logistics (0.2%)
Expeditors International Washington,	(5,200)	$(263)
Airlines (1.3%)
AirTran Holdings, Inc. ‡	(41,900)	(436)
Alaska Air Group, Inc. ‡	(40,400)	(1,026)
Auto Components (1.5%)
Autoliv, Inc. ‡	(3,600)	(227)
BorgWarner, Inc.	(13,400)	(1,417)
Beverages (0.7%)
Brown-Forman Corp. Class B	(6,000)	(444)
Coca-Cola Co. (The)	(5,700)	(352)
Capital Markets (3.0%)
Bear Stearns Cos., Inc. (The)	(7,100)	(806)
Northern Trust Corp.	(6,800)	(511)
T. Rowe Price Group, Inc.	(22,100)	(1,420)
Waddell & Reed Financial, Inc.	(20,100)	(668)
Chemicals (2.7%)
Air Products & Chemicals, Inc.	(7,500)	(734)
Albemarle Corp.	(15,400)	(735)
Monsanto Co.	(4,600)	(449)
Westlake Chemical Corp.	(43,800)	(1,075)
Commercial Banks (0.8%)
Bancorpsouth, Inc. ‡	(11,100)	(269)
Bank of Hawaii Corp. ‡	(4,300)	(229)
First Community Bancorp /CA	(8,700)	(424)
Commercial Services & Supplies (1.6%)
Corporate Executive Board Co.	(16,600)	(1,183)
Pitney Bowes, Inc.	(5,100)	(204)
Rollins, Inc. ‡	(13,500)	(410)
Communications Equipment (2.3%)
Avocent Corp. ‡	(21,400)	(579)
Cisco Systems, Inc. ‡	(7,300)	(241)
JDS Uniphase Corp. ‡	(27,900)	(426)
Motorola, Inc.	(68,400)	(1,285)
Computers & Peripherals (0.4%)
SanDisk Corp. ‡	(9,500)	(422)
Construction & Engineering (1.5%)
Shaw Group, Inc. (The) ‡	(23,200)	(1,731)
Diversified Consumer Services (1.6%)
Career Education Corp. ‡	(6,800)	(243)
Corinthian Colleges, Inc. ‡	(64,500)	(1,057)
H&R Block, Inc.	(25,000)	(545)
Diversified Financial Services (1.9%)
Bank of America Corp. 1	(22,600)	(1,091)
Leucadia National Corp.	(20,800)	(1,054)
Electric Utilities (3.3%)
Ameren Corp.	(6,000)	(324)
Black Hills Corp.	(9,600)	(427)
Exelon Corp.	(16,700)	(1,383)
Great Plains Energy, Inc. ‡	(10,700)	(319)
Idacorp, Inc.	(35,000)	(1,221)
Electronic Equipment & Instruments (1.1%)
Imation Corp. ‡	(32,300)	$(720)
Jabil Circuit, Inc.	(21,600)	(469)
Energy Equipment & Services (4.5%)
Baker Hughes, Inc.	(14,400)	(1,249)
Diamond Offshore Drilling, Inc.	(10,900)	(1,234)
Halliburton Co.	(5,700)	(225)
Oceaneering International, Inc. ‡	(5,300)	(409)
Schlumberger, Ltd.	(8,800)	(850)
TETRA Technologies, Inc. ‡	(55,600)	(1,095)
Food & Staples Retailing (0.4%)
Ruddick Corp.	(12,400)	(422)
Food Products (1.8%)
Archer-Daniels-Midland Co.	(33,400)	(1,195)
Sara Lee Corp.	(53,300)	(882)
Gas Utilities (3.3%)
Equitable Resources, Inc.	(34,900)	(1,966)
National Fuel Gas Co.	(17,000)	(824)
Questar Corp.	(16,400)	(936)
Health Care Equipment & Supplies (1.9%)
Beckman Coulter, Inc.	(3,000)	(213)
Boston Scientific Corp. ‡	(45,000)	(624)
Cooper Cos. (The), Inc.	(13,800)	(580)
Idexx Laboratories, Inc. ‡	(2,300)	(280)
ResMed, Inc. ‡	(10,700)	(443)
Health Care Providers & Services (2.4%)
Omnicare, Inc.	(33,300)	(982)
Psychiatric Solutions, Inc. ‡	(28,100)	(1,113)
Quest Diagnostics, Inc.	(10,800)	(574)
Health Care Technology (0.8%)
Cerner Corp. ‡	(15,000)	(893)
Hotels, Restaurants & Leisure (6.3%)
International Game Technology	(6,800)	(296)
Las Vegas Sands Corp. ‡	(11,500)	(1,526)
McDonald’s Corp.	(22,800)	(1,361)
Orient-Express Hotels, Ltd. Class A	(15,600)	(1,011)
Panera Bread Co. Class A ‡	(8,000)	(328)
Scientific Games Corp. Class A ‡	(37,000)	(1,338)
Starbucks Corp. ‡	(46,400)	(1,238)
Household Durables (0.7%)
Centex Corp.	(19,800)	(496)
Stanley Works (The)	(5,500)	(317)
Insurance (4.3%)
AON Corp.	(11,500)	(521)
Arch Capital Group, Ltd. ‡	(11,200)	(837)
Conseco, Inc. ‡	(84,600)	(1,336)
Fidelity National Financial, Inc. Class A	(14,500)	(223)
First American Corp.	(10,700)	(322)
MBIA, Inc.	(7,300)	(314)
Principal Financial Group, Inc.	(3,600)	(244)
Progressive Corp. (The)	(57,000)	(1,055)

The notes to the financial statements are an integral part of this report.

	Shares	Value
SECURITIES SOLD SHORT (94.7%)
IT Services (2.6%)
Gartner, Inc. ‡	(10,300)	$(225)
Global Payments, Inc.	(13,100)	(623)
Iron Mountain, Inc. ‡	(35,900)	(1,247)
Verifone Holdings, Inc. ‡	(17,900)	(885)
Leisure Equipment & Products (0.5%)
Eastman Kodak Co.	(20,700)	(593)
Life Sciences Tools & Services (2.2%)
Covance, Inc. ‡	(12,400)	(1,023)
Pharmaceutical Product Development,	(33,100)	(1,398)
Machinery (2.4%)
Deere & Co.	(2,000)	(310)
Kennametal, Inc.	(6,500)	(593)
Nordson Corp. ‡	(21,500)	(1,150)
Timken Co.	(20,400)	(678)
Media (0.5%)
Hearst-Argyle Television, Inc. Class A	(23,700)	(529)
Metals & Mining (2.0%)
Carpenter Technology Corp.	(4,200)	(609)
Nucor Corp.	(20,300)	(1,259)
Steel Dynamics, Inc.	(7,200)	(383)
Multiline Retail (3.2%)
99 Cents Only Stores ‡	(47,400)	(510)
Macy’s, Inc.	(34,900)	(1,118)
Nordstrom, Inc.	(27,600)	(1,089)
Sears Holdings Corp. ‡	(4,600)	(620)
Target Corp.	(4,800)	(294)
Multi-Utilities (1.1%)
Integrys Energy Group, Inc. ‡	(22,400)	(1,205)
Oil, Gas & Consumable Fuels (6.0%)
Cabot Oil & Gas Corp.	(6,000)	(238)
Chevron Corp.	(4,900)	(448)
CNX Gas Corp. ‡	(7,800)	(249)
Encore Acquisition Co. ‡	(34,600)	(1,270)
Exxon Mobil Corp.	(6,200)	(570)
Foundation Coal Holdings, Inc.	(32,600)	(1,393)
Peabody Energy Corp.	(25,000)	(1,394)
Range Resources Corp.	(26,400)	(1,186)
Paper & Forest Products (1.5%)
Louisiana-Pacific Corp.	(64,000)	(1,053)
MeadWestvaco Corp.	(18,600)	(626)
Pharmaceuticals (3.4%)
Abbott Laboratories	(18,000)	(983)
Allergan, Inc.	(13,600)	(919)
Barr Pharmaceuticals, Inc. ‡	(17,900)	(1,026)
Bristol-Myers Squibb Co.	(19,600)	(588)
Valeant Pharmaceuticals International ‡	(18,700)	(272)
Real Estate Management & Development (0.9%)
Forest City Enterprises, Inc. Class A	(17,400)	(990)
Road & Rail (1.1%)
Burlington Northern Santa Fe Corp.	(14,000)	(1,220)
Semiconductors & Semiconductor Equipment (5.3%)
Advanced Micro Devices, Inc. ‡	(80,400)	$(1,052)
Broadcom Corp. Class A ‡	(35,100)	(1,142)
Intel Corp.	(20,000)	(538)
Marvell Technology Group, Ltd. ‡	(69,700)	(1,257)
Micron Technology, Inc. ‡	(100,000)	(1,051)
Silicon Laboratories, Inc. ‡	(20,100)	(878)
Software (3.1%)
Aci Worldwide, Inc. ‡	(49,200)	(1,125)
Citrix Systems, Inc. ‡	(5,500)	(237)
Electronic Arts, Inc. ‡	(25,300)	(1,546)
Intuit, Inc. ‡	(9,000)	(290)
Parametric Technology Corp. ‡	(14,500)	(277)
Specialty Retail (3.4%)
Abercrombie & Fitch Co. Class A	(14,500)	(1,148)
Circuit City Stores, Inc.	(95,300)	(756)
Coldwater Creek, Inc. ‡	(69,900)	(626)
Office Depot, Inc. ‡	(18,900)	(354)
Pacific Sunwear of California ‡	(26,000)	(435)
Urban Outfitters, Inc. ‡	(20,000)	(505)
Textiles, Apparel & Luxury Goods (1.5%)
Jones Apparel Group, Inc.	(40,600)	(850)
Timberland Co. Class A ‡	(43,600)	(851)
Thrifts & Mortgage Finance (1.3%)
Freddie Mac	(8,100)	(423)
Washington Federal, Inc.	(43,600)	(1,053)
Wireless Telecommunication Services (2.0%)
Crown Castle International Corp. ‡	(22,700)	(932)
SBA Communications Corp. Class A ‡	(29,600)	(1,054)
Sprint Nextel Corp.	(13,600)	(233)
Total Common Stocks (proceeds $102,438)		(106,434)
Total Securities Sold Short (proceeds $102,438) #		$(106,434)

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS

‡	Non Income Producing
#

Aggregate cost for federal income tax purposes is $105,118. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $7,394 and $5,569, respectively. Net unrealized appreciation for tax purposes is $1,825.

The notes to the financial statements are an integral part of this report.

TA IDEX Neuberger Berman International

MARKET ENVIRONMENT

International stocks as measured by the Morgan Stanley Capital International-EAFE Index (“MSCI-EAFE”) continued to outpace the Standard and Poor’s 500 Composite Stock Index over the last twelve months. In a shift from previous years, international small cap stocks under performed larger capitalization companies. This became especially pronounced in the third quarter of 2007, when credit market disruptions caused many investors to seek safety in size. The portfolio performed well, but fell short of matching the return from its MSCI-EAFE benchmark, partially due to the all-cap nature of the portfolio and the relative overweight of mid and small cap names.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Neuberger Berman International, Class I returned 22.37%. By comparison, its benchmark, the MSCI-EAFE, returned 25.43%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.06%.

STRATEGY REVIEW

Our goal has remained identifying quality companies trading at a reasonable price. Our investments must pass liquidity screens and quality controls (market cap, daily turnover, return of investment capital, earnings per share growth, leverage profile) before we will consider investing in a company. If a candidate meets the criteria, we then assess the company from a strategic framework and develop discounted cash flow models to determine the company’s fundamental value. We view ourselves as investors in businesses rather than buyers and sellers of stock, and we have a three-year investment horizon. Through the third quarter market turmoil, we have maintained our philosophy and process.

Strong stock selection in the energy sector led by Canadian exploration and production company, Addax Petroleum Corp. (“Addax”), more than doubled the return of MSCI-EAFE’s energy component. Brazilian mining company Companhia Vale Do Rio Doce, one of the world’s low cost producers of high-quality iron ore, led materials sector investments, which also produced strong absolute and relative returns. Although the portfolio was underweight in health care, the investments, outperformed the benchmark sector, and contributed to relative and absolute returns.

Our consumer discretionary sector investments trailed the MSCI-EAFE peer group, with British homebuilders Barrat Developments and Redrow plc significantly underperforming. Japanese pachinko machine manufacturer Daiichi Sankyo Company, Limited, and used car auctioneer Gulliver both also contributed to the underperformance.

The portfolio also underperformed in the industrials sector due largely to a substantial decline in Japanese employment firms Pasona Sourcing Inc. and Fullcast Co. Ltd., as well as, pachinko card reading machine manufacturer Mars Engineering Corporation.

Results from holdings in non-MSCI-EAFE countries were mixed. Investments in Argentina, Brazil, and Canada produced well above market average returns, led by energy companies Tenaris S.A., PETROLEO BRASILEIRO S.A.- PETROBRAS, and Addax. Investments in Korea underperformed the benchmark especially telecommunications companies, KT Corporation and SK Telecom Co., Ltd.

The United Kingdom (“UK”) and Hong Kong were the worst performing countries in the portfolio on a relative basis. In the case of the UK homebuilders and financials, particularly mortgage lenders Kensington Group plc and Northern Rock plc, both of which have been eliminated from the portfolio, dragged down performance. In Hong Kong, flat panel monitor assembler, TPV Technology Limited, declined in the face of new aggressive competition.

The portfolio continues to have significant over-weights in the energy sector. We continue to use a long-term price of oil of $50 per barrel in our valuation models.

Benjamin Segal, CFA

Portfolio Manager

Neuberger Berman Management, Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	22.37%	21.07%	12/6/05
MSCI EAFE (1)	25.43%	25.33%	12/6/05

NOTES

(1) The Morgan Stanley Capital International-Europe, Australasia, and Far East (MSCI-EAFE) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,057.77	1.06%	$5.48
Hypothetical (b)	1,000.00	1,019.81	1.06	5.38

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS (1.8%)
Brazil (0.7%)
Universo Online SA ‡ §	504,691	$4,033
Germany (1.1%)
Porsche AG	2,459	6,542
Total Preferred Stocks (cost $6,374)		10,575

COMMON STOCKS (93.7%)
Australia (2.4%)
Paladin Resources, Ltd. ‡	1,116,820	8,477
Woodside Petroleum, Ltd.	127,409	6,140
Austria (2.0%)
Cat Oil AG ‡^ §	281,000	7,521
Zumtobel AG	104,341	4,453
Belgium (5.0%)
Colruyt SA ‡	10,300	2,200
Euronav NV ^	142,779	4,235
Fortis @	180,835	5,771
ICOS Vision Systems NV ‡^ §	44,421	2,024
InBev NV	138,910	13,095
Option NV ‡^	278,096	2,676
Bermuda (0.7%)
TPV Technology, Ltd.	6,258,000	4,190
Brazil (5.3%)
Cia Vale do Rio Doce ‡	339,760	10,726
Natura Cosmeticos SA	313,935	3,708
Petroleo Brasileiro SA ^	121,685	11,637
Ultrapar Participacoes SA ^ §	130,815	5,298
Canada (11.4%)
Addax Petroleum Corp.	174,312	7,593
Addax Petroleum Corp. - 144A ‡ @	98,900	4,308
Canadian Natural Resources, Ltd.	157,890	13,059
Corus Entertainment, Inc. Class B	96,245	5,041
First Calgary Petroleums, Ltd. ‡	900,075	3,971
MacDonald Dettwiler & Associates, Ltd. ‡	260,985	12,365
Stantec, Inc. ‡	99,540	3,877
Suncor Energy, Inc. ‡	105,448	11,485
Talisman Energy, Inc.	303,365	6,573
Cyprus (0.8%)
Prosafe Se	266,500	4,706
France (8.0%)
Alten ‡	25,100	988
BNP Paribas	47,406	5,219
Groupe Steria SCA ^	81,553	3,827
IPSOS	148,177	5,411
Kaufman & Broad SA	67,819	3,856
Pernod-Ricard SA	13,280	3,064
Rexel SA ‡^	154,710	3,257
Societe Generale	13,220	2,216
Total SA ^	86,830	6,999
Vallourec	44,561	12,898
Germany (10.4%)
Continental AG	60,143	9,083
Gerresheimer AG ‡	91,745	$5,044
HYPO Real Estate Holding AG @	161,952	9,609
Kloeckner & Co. AG	89,023	4,720
Leoni AG	125,000	7,925
Pfeiffer Vacuum Technology AG	44,080	3,753
Wacker Chemie AG	50,375	12,353
Wincor Nixdorf AG	93,461	9,270
Greece (0.5%)
Titan Cement Co. SA	59,725	2,909
Ireland (6.8%)
Allied Irish Banks PLC	184,362	4,604
Anglo Irish Bank Corp. PLC	635,484	10,628
CRH PLC	335,408	12,796
DCC PLC	98,285	2,699
Dragon Oil PLC ‡ §	1,487,132	9,646
Italy (2.2%)
Marazzi Group SpA §	417,087	5,327
Milano Assicurazioni SpA	737,030	6,238
Nice SpA ^	272,373	1,471
Japan (12.6%)
AICA Kogyo Co., Ltd.	151,100	1,540
Bosch Corp.	229,200	1,191
Chiyoda Corp.	288,000	5,296
FCC Co., Ltd. ^	326,100	6,082
Fullcast Co., Ltd.	175	100
Gulliver International Co., Ltd.	4,700	266
Heiwa Corp.	371,200	4,154
Hogy Medical Co., Ltd.	55,200	2,428
Ibiden Co., Ltd.	60,600	5,115
Kaga Electronics Co., Ltd.	147,800	2,161
Mars Engineering Corp. ^	181,700	2,583
Maruichi Steel Tube, Ltd. ^	140,300	3,967
Nihon Kohden Corp.	149,900	2,848
Nissan Motor Co., Ltd.	813,100	9,352
Pasona, Inc.	1,742	2,236
Sankyo Co., Ltd.	93,500	3,974
Sumitomo Metal Industries, Ltd.	1,068,000	5,216
Takuma Co., Ltd.	346,000	1,780
Tenma Corp.	89,900	1,554
Topcon Corp.	172,400	2,500
Toray Industries, Inc.	995,000	7,630
Yamaha Motor Co., Ltd.	103,100	2,915
Jersey, C.I. (0.7%)
Experian Group, Ltd.	399,965	4,192
Korea, Republic of (2.7%)
Daegu Bank	149,070	2,615
Hyundai Mobis	37,113	3,704
KT Corp.	116,870	5,560
SK Telecom Co., Ltd.	17,359	4,076
Luxembourg (1.0%)
Tenaris SA ^	112,195	6,036
Netherlands (1.7%)
Aalberts Industries NV ‡	118,300	2,843

The notes to the financial statements are an integral part of this report.

	Shares	Value
Netherlands (continued)
OPG Groep NV	86,830	$3,001
Wavin NV	243,355	4,193
Norway (1.7%)
DNB NOR ASA	523,495	8,593
Pronova Biopharma As ‡	397,830	1,823
Spain (0.4%)
Renta Corp. Real Estate SA	75,915	2,567
Sweden (0.2%)
Nobia AB	148,595	1,302
Switzerland (1.8%)
Advanced Digital Broadcast Holdings SA ‡ §	60,535	2,611
Swiss Reinsurance	83,650	7,845
United Kingdom (15.4%)
Amlin PLC	481,752	3,213
Barclays PLC	308,276	3,868
Barratt Developments PLC	287,830	3,901
Burren Energy PLC	300,756	7,560
Chemring Group	64,700	2,972
GlaxoSmithKline PLC	93,118	2,395
Informa PLC	398,170	4,425
Laird Group PLC ‡	29,400	$388
Lloyds TSB Group PLC	890,244	10,088
Northern Rock PLC	155,247	595
Northgate PLC	182,437	3,657
Paragon Group of Cos. PLC	289,630	1,426
Premier Foods PLC	460,530	2,157
Punch Taverns PLC	371,308	7,752
Raymarine PLC	480,830	2,817
Redrow PLC	445,525	3,688
RPS Group PLC	401,628	3,250
Sepura, Ltd. ‡	377,000	1,374
Tullow Oil PLC	484,179	6,417
Vodafone Group PLC	3,663,246	14,383
William Hill PLC	436,767	5,616
Total Common Stocks (cost $478,197)		558,730

Total Security Lending Collateral (cost $37,741) ±		37,741
Total Investment Securities (cost $522,312) #		$607,046

NOTES TO SCHEDULE OF INVESTMENTS

^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $36,101.
±

Cash collateral for the Repurchase Agreements, valued at $6,888, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.0% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
§	Illiquid
@	Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.
#

Aggregate cost for federal income tax purposes is $523,475. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $111,289 and $27,718, respectively. Net unrealized appreciation for tax purposes is $83,571.

DEFINITIONS:

144A                    144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $4,308 or 0.72% of net assets of the fund.

The notes to the financial statements are an integral part of this report.

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Oil, Gas & Consumable Fuels	18.7%	$113,397
Commercial Banks	9.5%	57,440
Auto Components	4.6%	27,985
Chemicals	3.5%	21,537
Machinery	3.5%	21,273
Metals & Mining	3.3%	19,909
Automobiles	3.1%	18,810
Wireless Telecommunication Services	3.0%	18,459
Energy Equipment & Services	3.0%	18,263
Insurance	2.9%	17,295
Beverages	2.7%	16,160
Construction Materials	2.6%	15,705
Media	2.5%	14,877
Household Durables	2.3%	14,057
Computers & Peripherals	2.2%	13,461
Hotels, Restaurants & Leisure	2.2%	13,368
Construction & Engineering	2.2%	13,366
Software	2.0%	12,365
Electronic Equipment & Instruments	1.9%	11,635
Leisure Equipment & Products	1.8%	10,711
Commercial Services & Supplies	1.6%	9,778
Trading Companies & Distributors	1.3%	7,977
Building Products	1.1%	6,867
Communications Equipment	1.1%	6,867
Diversified Financial Services	1.0%	5,772
Diversified Telecommunication Services	0.9%	5,560
Health Care Equipment & Supplies	0.9%	5,275
Life Sciences Tools & Services	0.8%	5,044
IT Services	0.8%	4,816
Electrical Equipment	0.7%	4,453
Pharmaceuticals	0.7%	4,217
Internet Software & Services	0.7%	4,032
Personal Products	0.6%	3,708
Road & Rail	0.6%	3,657
Health Care Providers & Services	0.5%	3,001
Aerospace & Defense	0.5%	2,972
Industrial Conglomerates	0.4%	2,699
Real Estate Management & Development	0.4%	2,567
Food & Staples Retailing	0.4%	2,200
Food Products	0.4%	2,157
Semiconductors & Semiconductor Equipment	0.3%	2,024
Thrifts & Mortgage Finance	0.3%	2,021
Specialty Retail	0.3%	1,568
Investment Securities, at value	93.8%	569,305
Short-Term Investments	6.2%	37,741
Total Investments	100.0%	$607,046

The notes to the financial statements are an integral part of this report.

TA IDEX Oppenheimer Developing Markets

MARKET ENVIRONMENT

Emerging markets chalked up yet another period of exceptional returns during the fiscal year ended October 31, 2007. These returns were framed against a backdrop of strong global growth, supportive of healthy earnings expansion, and a low cost of capital globally. The portfolio performed strongly on an absolute basis during the reporting period; however, it underperformed that of the benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”).

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Oppenheimer Developing Markets, Class I returned 55.27%. By comparison, its benchmark, the MSCI-EMI, returned 68.33%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.34%.

STRATEGY REVIEW

Broad macroeconomic forces influencing portfolio performance during the year included robust economic growth in emerging markets, generally low interest rates and sustained high commodity prices. The commodity boom persisted alongside high levels of global expansion. A demand shock from the emerging markets (most notably China) over the past five years coupled with supply inelasticity in the short term for energy (oil and gas) and industrial metals had sent commodity prices surging, widely ahead of marginal production costs. The strong revenue, tax and cash flow gains associated with high commodity prices had an obvious beneficial impact on the resource-blessed geographies of the developing world. Brazil and South Africa, among the larger economies, have been very large beneficiaries. By contrast, resource poor economies, such as Turkey and Taiwan, have suffered somewhat.

Growth ranged from good to spectacular across the developing world during the period. The most visible growth remained in the two largest economies, China and India, which both saw strong expansion in nominal gross domestic product (“GDP”). Brazil and Indonesia were two other large economies which observed a growth stimulus from declining nominal (and more importantly real) interest rates. Globalization, restructuring and concomitant productivity gains and capital deepening remained significant forces of growth in the developing world during the period.

Two broad themes dominated our best performing shares during the period - commodity stocks and India. PETROLEO BRASILEIRO SA-PETROBRAS the leading global offshore oil company was one of the largest contributors to portfolio performance during the period. During the year significant new finds in both oil and gas drove the stock up. PT Aneka Tambang (Persero) Tbk, the Indonesian nickel giant, and CVRD Inco Limited, the Brazilian iron ore miner, were also among the largest contributors to portfolio performance during the period. The portfolio’s Indian holdings continued to chalk up impressive performance. Larsen & Toubro Limited, the engineering and construction major, and Bharti Airtel Limited, the mobile operator, were among the best performing stocks during the fiscal year.

Gold stocks, broadly, were an area of disappointing returns. Although gold bullion traded higher through the year, many of the gold mining companies faired poorly as they struggled with labor negotiations, rising equipment costs and mining accidents. Highland Gold Mining Limited and Polymetal, GDR were each drags on performance.

Justin Leverenz, CFA

Fund Manager

OppenheimerFunds, Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	55.27%	35.37%	12/6/05
MSCI EMI(1)	68.33%	46.15%	12/6/05

NOTES

(1) The Morgan Stanley Capital International Emerging Markets (MSCI-EMI) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,306.04	1.36%	$7.90
Hypothetical (b)	1,000.00	1,018.28	1.36	6.92

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region
At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (2.7%)
Brazil (1.9%)
All America Latina Logistica SA	795,000	$12,521
Mexico (0.8%)
Fomento Economico Mexicano SA de	1,523,000	5,325
Total Convertible Preferred Stocks (cost $11,631)		17,846

PREFERRED STOCKS (3.7%)
Brazil (3.5%)
Banco Bradesco SA	286,560	9,685
Lojas Americanas SA	741,990	8,590
NET Servicos de Comuni-PREF ‡	96,600	1,542
Sadia SA ‡	441,100	2,992
Tele Norte Leste Participacoes SA	42,000	910
Korea, Republic of (0.2%)
Hyundai Motor Co.	17,560	670
S-Oil Corp.	10,512	785
Total Preferred Stocks (cost $14,059)		25,174

COMMON STOCKS (86.5%)
Bermuda (0.4%)
Bunge, Ltd.	17,800	2,051
Varitronix International, Ltd.	1,262,000	941
Brazil (12.7%)
B2w Com Global Do Varejo	15,000	805
Banco Bradesco SA	124,600	4,255
Bovespa Holding SA ‡	38,000	720
Camargo Correa Desenvolvimento	154,500	1,012
Cia Brasileira de Distribuicao Grupo	76,919	2,475
Cia de Bebidas DAS Americas	8,500	680
Cia Vale do Rio Doce ‡	276,300	8,723
Cia Vale do Rio Doce	171,800	6,473
Cyrela Brazil Realty SA ^ § 144A	18,400	6,276
Diagnosticos DA America SA	103,200	2,397
Empresa Brasileira de Aeronautica SA	219,000	10,681
Natura Cosmeticos SA	438,600	5,181
Petroleo Brasileiro SA Class A	20,000	1,664
Petroleo Brasileiro SA ^	308,012	29,455
Tele Norte Leste Participacoes SA	124,000	4,740
Canada (0.3%)
Yamana Gold, Inc.	144,300	2,167
Cayman Islands (0.6%)
SINA Corp. ‡	55,600	3,188
Tencent Holdings, Ltd.	70,000	593
China (2.2%)
China Oilfield Services, Ltd. Class H	796,000	1,924
China Shenhua Energy Co., Ltd. Class H	1,277,500	8,101
PetroChina Co., Ltd.	1,890,000	4,731
Travelsky Technology, Ltd. ‡	264,000	315
Egypt (3.6%)
Commercial International Bank - 144A	122,300	1,712
Commercial International Bank ^ §	202,585	2,806
Eastern Tobacco ‡	41,918	3,198
Medinet NASR Housing	306,860	3,119
Orascom Telecom Holding SAE	943,629	$13,596
France (0.8%)
Technip SA	58,800	5,263
Hong Kong (4.0%)
China Mobile, Ltd.	131,900	13,676
China Unicom, Ltd.	1,686,000	4,050
Hutchison Whampoa International, Ltd. ‡	457,000	5,696
Television Broadcasts, Ltd.	519,000	3,341
India (15.8%)
Amtek Auto, Ltd.	291,764	3,753
Bajaj Auto, Ltd.	54,800	3,448
Bharat Electronics, Ltd.	62,800	2,915
Bharat Forge, Ltd.	35,000	335
Bharat Heavy Electricals, Ltd.	44,409	2,951
Divi’s Laboratories, Ltd.	145,397	6,370
Gail India, Ltd.	187,195	1,960
HCL Technologies, Ltd.	321,040	2,539
HDFC Bank LTD	7,800	1,084
Hindustan Lever, Ltd.	604,400	3,191
Housing Development Finance Corp.	217,300	15,325
ICICI Bank, Ltd. ^	145,500	10,104
Infosys Technologies, Ltd.	412,400	19,287
ITC, Ltd.	431,600	1,966
Larsen & Toubro, Ltd.	113,600	12,262
Mahindra & Mahindra, Ltd.	153,395	2,944
Reliance Capital, Ltd.	35,900	1,937
Reliance Industries, Ltd.	60,700	4,295
Rico Auto Industries, Ltd.	19,100	17
Siemens India, Ltd.	48,800	2,424
Tata Consultancy Services, Ltd.	283,952	7,495
Indonesia (4.3%)
Aneka Tambang TBK PT	14,066,500	5,180
Gudang Garam TBK PT	2,300,349	2,554
Indosat TBK PT	6,512,000	6,228
PT Astra International TBK	1,516,000	4,249
Ramayana Lestari Sentosa TBK PT	3,011,010	291
Telekomunikasi Indonesia TBK PT	8,803,000	10,403
Israel (0.4%)
Bank Hapoalim Bm	315,773	1,734
Israel Discount Bank, Ltd. Class A ‡	526,000	1,333
Korea, Republic of (6.7%)
Amorepacific Corp.	4,027	3,832
Finetec Corp.	81,580	1,594
GS Engineering & Construction Corp.	16,093	3,368
Humax Co., Ltd.	60,845	1,034
Hyundai Development Co.	27,600	3,058
Hyundai Engineering & Construction Co., Ltd. ‡	53,561	5,417
Hyundai Motor Co.	42,177	3,325
Jeonbuk Bank	119,020	1,143
KIA Motors Corp. ‡	79,800	917
Kookmin Bank	31,800	2,598
Korea Exchange Bank	75,060	1,233

The notes to the financial statements are an integral part of this report.

	Shares	Value
Korea, Republic of (continued)
Pusan Bank	94,010	$1,670
Samsung Electronics Co., Ltd.	9,472	5,784
Shinsegae Co., Ltd.	3,938	3,082
SK Telecom Co., Ltd. ^	101,600	3,130
S-Oil Corp.	42,053	3,800
Telechips, Inc.	5,696	94
Luxembourg (0.4%)
Tenaris SA ^	52,300	2,814
Mexico (5.8%)
America Movil SAB de CV Series R, Class R	147,800	9,665
Corp. Geo SAB de CV Series B, Class B ‡	681,200	2,507
Corp. Interamericana de Entretenimiento SAB de CV Class B ‡	325,700	955
Empresas ICA SAB de CV ‡	237,500	1,643
Fomento Economico Mexicano SAB de	103,100	3,671
Grupo Financiero Banorte SAB de CV Class O ‡	1,907,900	8,610
Grupo Financiero Inbursa SA Class O	748,300	1,993
Grupo Televisa SA	178,400	4,433
Impulsora del Desarrollo y El Empleo EN America Latina SAB de CV ‡	1,616,400	2,520
Sare Holding SAB de CV Class B ‡	1,746,782	3,024
Norway (0.3%)
Dno ASA ‡^	1,213,900	2,263
Panama (0.4%)
Banco Latinoamericano de Exportaciones SA Class E	137,500	2,677
Philippines (1.4%)
Jollibee Foods Corp.	1,507,000	1,760
SM Prime Holdings, Inc.	27,839,370	7,648
Portugal (0.3%)
Jeronimo Martins SGPS SA	234,300	1,736
Russian Federation (4.2%)
Gazprom OAO	239,300	11,917
Gazprom OAO ^	29,700	1,457
LUKOIL	83,600	7,428
Polymetal - 144A ‡ §	314,100	2,151
Tmk OAO - 144A §	116,400	5,122
South Africa (6.0%)
Anglo Platinum, Ltd.	58,000	9,889
AngloGold Ashanti, Ltd. ^	88,400	4,106
Aspen Pharmacare Holdings, Ltd. ‡	158,924	922
Firstrand, Ltd. ‡	413,200	1,624
Impala Platinum Holdings, Ltd.	128,400	4,791
Liberty Group, Ltd.	111,600	$1,621
Massmart Holdings, Ltd.	257,400	3,193
MTN Group, Ltd.	68,400	1,320
Murray & Roberts Holdings, Ltd.	259,870	3,954
Standard Bank Group, Ltd. ‡	292,300	5,243
Steinhoff International Holdings, Ltd.	581,400	1,796
Tiger Brands, Ltd.	67,694	1,940
Taiwan (9.4%)
Cathay Financial Holding Co., Ltd.	1,936,180	5,002
Fubon Financial Holding Co., Ltd.	1,550,000	1,500
HON HAI Precision Industry Co., Ltd.	1,616,160	12,271
Lite-On Technology Corp.	10,927	20
Mediatek, Inc.	799,300	15,616
President Chain Store Corp.	867,000	2,569
Synnex Technology International Corp.	1,043,115	3,477
Taiwan Semiconductor Manufacturing	261,391	2,784
Taiwan Semiconductor Manufacturing	10,335,307	20,351
Thailand (0.8%)
Advanced Info Service PCL	717,600	1,890
Kiatnakin Bank PCL	1,059,087	927
Tisco Bank PCL	868,212	760
TMB Bank PCL ‡ @	41,721,194	2,013
Turkey (3.9%)
Aksigorta AS	462,986	3,400
Anadolu EFES Biracilik VE Malt Sanayii	132,209	1,603
Anadolu Sigorta	0	q
Bim Birlesik Magazalar As	31,500	2,582
Coca-Cola Icecek As ‡	73,700	629
Enka Insaat VE Sanayi As ‡	2,000	31
Ford Otomotiv Sanayi AS	146,360	1,712
Haci Omer Sabanci Holding AS	731,350	1,241
Haci OMER Sabanci Holding As	606,000	4,113
KOC Holding AS ‡	0	q
Turkcell Iletisim Hizmet AS	750,300	7,175
Turkiye Is Bankasi Class C	1	q
Turkiye Vakiflar Bankasi Tao Class D	978,852	3,694
United Kingdom (1.8%)
HSBC Holdings PLC (Hk REG) ‡	618,400	12,088
Total Common Stocks (cost $405,406)		583,499

Total Security Lending Collateral (cost $19,776) ±		19,776
Total Investment Securities (cost $450,872) #		$646,295

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS

q	Value is less than $1
^	At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $19,109.
@	Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.
±

Cash collateral for the Repurchase Agreements, valued at $3,609, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡	Non Income Producing
§	Illiquid
#

Aggregate cost for federal income tax purposes is $451,815. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $199,122 and $4,642, respectively. Net unrealized appreciation for tax purposes is $194,480.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $8,985 or 1.33% of net assets of the fund.

PCL	Public Company Limited

The notes to the financial statements are an integral part of this report.

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Oil, Gas & Consumable Fuels	11.7%	$75,896
Commercial Banks	9.8%	63,587
Wireless Telecommunication Services	7.8%	50,452
Semiconductors & Semiconductor Equipment	6.9%	44,629
Metals & Mining	6.7%	43,481
IT Services	4.6%	29,636
Construction & Engineering	4.4%	28,269
Diversified Telecommunication Services	4.1%	26,330
Diversified Financial Services	3.6%	23,223
Automobiles	2.7%	17,265
Electronic Equipment & Instruments	2.6%	16,689
Food & Staples Retailing	2.4%	15,636
Thrifts & Mortgage Finance	2.4%	15,325
Energy Equipment & Services	2.3%	15,123
Household Durables	2.3%	14,637
Aerospace & Defense	2.1%	13,596
Road & Rail	1.9%	12,521
Industrial Conglomerates	1.9%	12,104
Beverages	1.8%	11,908
Real Estate Management & Development	1.8%	11,779
Media	1.6%	10,272
Insurance	1.5%	10,022
Personal Products	1.4%	9,013
Multiline Retail	1.4%	8,881
Tobacco	1.2%	7,719
Pharmaceuticals	1.1%	7,293
Food Products	1.1%	6,982
Auto Components	0.6%	4,105
Internet Software & Services	0.6%	3,781
Household Products	0.5%	3,191
Electrical Equipment	0.5%	2,951
Health Care Providers & Services	0.4%	2,397
Gas Utilities	0.3%	1,960
Hotels, Restaurants & Leisure	0.3%	1,760
Consumer Finance	0.3%	1,687
Chemicals	0.2%	1,594
Internet & Catalog Retail	0.1%	805
Computers & Peripherals	0.0%	20
Investment Securities, at value	96.9%	626,519
Short-Term Investments	3.1%	19,776
Total Investments	100.0%	$646,295

The notes to the financial statements are an integral part of this report.

TA IDEX Oppenheimer Small- & Mid - Cap Value

MARKET ENVIRONMENT

TA IDEX Oppenheimer Small- & Mid-Cap Value outperformed its benchmark, the Russell 2500 Value Index (“Russell 2500 Value”) for the annual reporting period. We attribute a majority of the portfolio’s outperformance to the success of our research driven, bottom-up stock selection process, which produced especially attractive results in the industrials, materials and information technology (“IT”) sectors. In addition, the portfolio also benefited from our shift toward mid-cap stocks, which outperformed small-cap securities over the period. Conversely, the financials sector detracted from performance.

The U.S. stock market continued to expand during the period, accompanied by solid corporate earnings, stable inflation and an active merger and acquisition environment. Bolstered by the economy’s strength, the market continued its steady rise through the end of February. At that point, the market environment quickly changed due to a confluence of negative events, which included new concerns over a slowdown in the economy and a brief but sharp stock market sell-off in China. By the start of the second quarter, the stock market had resumed its upward momentum, buoyed by strong economic growth, tame inflation and high levels of liquidity. However, market volatility increased by mid-summer, as turmoil in the debt markets sent stock prices down. Against this backdrop, the Federal Reserve Board moved aggressively to stop the spreading credit crunch from sinking the economy by cutting its target for the federal funds rate. The markets, in response, rebounded despite persistent inflation concerns. Market performance continued on a relatively positive course through the end of the reporting period; however, economic data remained mixed and commodity prices continued to rise.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Oppenheimer Small- & Mid-Cap Value, Class I returned 22.57%. By comparison its benchmark, the Russell 2500 Value, returned 4.63%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.03%.

STRATEGY REVIEW

Over the past year, we have seen a shift in valuations between small and mid-cap stocks, with mid-caps becoming more attractively valued. Given this, we increased the portfolio’s market capitalization weighting, a decision that helped performance as mid-caps outperformed small-caps stocks.

The portfolio’s best relative gains were achieved by holdings within the industrials, materials and IT sectors. Within the industrials sector, a top contributor included Foster Wheeler Ltd., an international engineering, construction and energy specialist that benefited as many energy companies continued to heavily invest in new infrastructure projects. In the materials sector, the portfolio’s holding in The Mosaic Company (“Mosaic”) added to performance. Mosaic, a producer of fertilizer, advanced on higher demand and better prices for its products, which enabled the company to increase prices. We eventually sold the portfolio’s position in Mosaic and took profits. Within the IT sector, a top-performer included Juniper Networks, Inc. (“Juniper”). Juniper, a provider of infrastructure and routers for internet service providers and telephone companies, posted strong results due to a highly successful new product cycle. We also exited this position and took profits.

The portfolio’s performance was slightly hindered by holdings in the financials sector. Within financials, a significant detractor included investments in online trading company, E*TRADE Financial Corporation (“E*TRADE”). Although the portfolio maintained an underweight position in the sub-prime mortgage area, it did have exposure through E*TRADE. Over the past few years, E*TRADE sought to diversify its business model and entered the mortgage market. However, this move hurt the company as it was negatively affected by credit concerns stemming from the sub-prime lending market.

As always, we will follow our research driven, bottom-up stock selection process in our pursuit of finding what, we believe, are good investment opportunities within the small- and mid-cap value universe. Accordingly, we will continue to search for companies across all market sectors that, in our view, offer strong earnings growth prospects, accomplished management teams and are trading at attractive valuations. We remain confident that our investment process is working to the benefit of our shareholders and believe it will continue to yield strong results over the long term.

John Damian

Portfolio Manager

OppenheimerFunds, Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	22.57%	26.40%	8/1/06
Russell 2500 Value (1)	4.63%	10.72%	8/1/06

NOTES

(1)   The Russell 2500 Value (Russell 2500 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

The fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class I
Actual	$1,000.00	$1,043.55	1.00%	$5.14
Hypothetical (b)	1,000.00	1,020.11	1.00	5.08

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

The notes to the financial statements are an integral part of this report.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (95.3%)
Aerospace & Defense (3.9%)
Alliant Techsystems, Inc. ‡^	17,694	$1,953
Goodrich Corp. ^	39,840	2,776
Spirit Aerosystems Holdings, Inc.	70,797	2,458
Class A ‡
Air Freight & Logistics (0.6%)
Atlas Air Worldwide Holdings, Inc. ‡	18,834	1,104
Auto Components (1.6%)
Goodyear Tire & Rubber Co. (The) ‡	96,870	2,921
Biotechnology (0.4%)
Vanda Pharmaceuticals, Inc. ‡^	50,860	763
Capital Markets (3.7%)
Affiliated Managers Group, Inc. ‡^	17,694	2,328
E*Trade Financial Corp. ‡^	233,194	2,598
Investment Technology Group, Inc. ‡	45,811	1,919
Chemicals (3.2%)
Albemarle Corp.	36,213	1,729
FMC Corp. ‡	30,010	1,726
Lubrizol Corp.	35,080	2,381
Commercial Banks (2.9%)
Colonial Bancgroup, Inc. (The)	91,820	1,761
East-West Bancorp, Inc.	58,085	1,960
Sterling Financial Corp./Wa	70,390	1,584
Computers & Peripherals (0.3%)
Seagate Technology	17,401	484
Construction & Engineering (1.1%)
Foster Wheeler, Ltd. ‡	6,857	1,016
KBR, Inc. ‡	22,430	962
Construction Materials (1.7%)
Martin Marietta Materials, Inc. ^	9,736	1,259
Texas Industries, Inc.	24,753	1,809
Electric Utilities (3.1%)
Cleco Corp.	99,540	2,623
CMS Energy Corp.	176,988	3,003
Electrical Equipment (2.2%)
Ametek, Inc.	49,348	2,319
Cooper Industries, Ltd. Class A	31,858	1,669
Electronic Equipment & Instruments (2.3%)
Agilent Technologies, Inc. ‡	60,274	2,221
Amphenol Corp. Class A	45,708	2,024
Energy Equipment & Services (2.3%)
Exterran Holdings, Inc. ‡	21,970	1,850
National Oilwell Varco, Inc. ‡	14,172	1,038
Weatherford International, Ltd. ‡	21,036	1,365
Food & Staples Retailing (2.0%)
Costco Wholesale Corp.	14,060	946
Longs Drug Stores Corp.	18,590	976
Pantry, Inc. (The) ‡^	63,386	1,776
Food Products (1.8%)
Chiquita Brands International, Inc. ‡^	79,300	1,487
ConAgra Foods, Inc.	77,340	1,835
Gas Utilities (1.2%)
Southern Union Co.	72,573	2,286
Health Care Equipment & Supplies (1.3%)
Hospira, Inc. ‡	56,010	$2,315
Health Care Providers & Services (4.6%)
Community Health Systems, Inc. ‡	52,750	1,737
Davita, Inc. ‡	35,157	2,292
Health Net, Inc. ‡	43,939	2,355
Medco Health Solutions, Inc. ‡	21,231	2,004
Hotels, Restaurants & Leisure (4.3%)
Gaylord Entertainment Co. ‡	35,160	1,916
Panera Bread Co. Class A ‡^	35,200	1,443
Penn National Gaming, Inc. ‡	24,131	1,490
Pinnacle Entertainment, Inc. ‡	70,310	2,053
Scientific Games Corp. Class A ‡	27,566	996
Household Durables (0.8%)
Jarden Corp. ‡	42,418	1,507
Independent Power Producers & Energy Traders (3.9%)
AES Corp. (The) ‡	106,158	2,273
Dynegy, Inc. Class A ‡	176,990	1,630
Mirant Corp. ‡	30,093	1,275
NRG Energy, Inc. ‡	42,240	1,928
Insurance (6.4%)
ACE, Ltd.	19,438	1,178
Everest RE Group, Ltd.	28,144	2,998
Fidelity National Financial, Inc. Class A	58,351	898
National Financial Partners Corp.	52,218	2,855
Platinum Underwriters Holdings, Ltd.	10,413	375
Protective Life Corp.	52,570	2,254
Validus Holdings, Ltd. ‡^	42,180	1,092
IT Services (1.2%)
Affiliated Computer Services, Inc.	41,800	2,118
Class A ‡
Leisure Equipment & Products (1.8%)
Brunswick Corp.	46,330	1,034
Mattel, Inc.	105,470	2,203
Life Sciences Tools & Services (0.8%)
Thermo Fisher Scientific, Inc. ‡	25,944	1,526
Machinery (4.6%)
Greenbrier Cos., Inc. ^	42,690	1,140
Joy Global, Inc.	52,649	3,057
Kaydon Corp. ^	42,180	2,269
Navistar International Corp. ‡	29,881	1,882
Marine (1.4%)
Eagle Bulk Shipping, Inc. ‡^	56,790	1,936
Navios Maritime Holdings, Inc.	30,090	544
Media (2.8%)
Cablevision Systems Corp. Class A ‡	17,383	510
Cinemark Holdings, Inc.	53,090	914
Liberty Global, Inc. Class A ‡	46,859	1,839
Liberty Global, Inc. Series C, Class C ‡^	48,778	1,789
Metals & Mining (1.7%)
Carpenter Technology Corp.	21,970	3,184
Oil, Gas & Consumable Fuels (5.3%)
Capital Product Partners LP ^	35,390	952
Continental Resources, Inc./Ok ‡	61,050	1,435

The notes to the financial statements are an integral part of this report.

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
CVR Energy, Inc. ‡	35,160	$802
Delta Petroleum Corp. ‡^	70,790	1,324
Murphy Oil Corp.	23,810	1,753
Peabody Energy Corp.	26,561	1,481
Range Resources Corp.	44,253	1,988
Personal Products (1.2%)
Herbalife, Ltd.	52,060	2,295
Real Estate Investment Trusts (1.6%)
American Financial Realty Trust REIT	84,507	570
BioMed Realty Trust, Inc. REIT	38,946	930
Dupont Fabros Technology, Inc. REIT ‡	26,390	567
General Growth Properties, Inc. REIT	17,660	960
Real Estate Management & Development (0.1%)
Meruelo Maddux Properties, Inc. ‡	33,910	163
Road & Rail (0.5%)
JB Hunt Transport Services, Inc.	35,406	982
Semiconductors & Semiconductor Equipment (4.9%)
ASML Holding NV Class G ‡^	52,731	1,841
FormFactor, Inc. ‡	35,347	1,383
LAM Research Corp. ‡	36,980	1,856
Maxim Integrated Products, Inc.	70,440	1,909
Varian Semiconductor Equipment Associates, Inc.	43,420	1,998
Software (5.6%)
Activision, Inc. ‡	35,231	$833
Amdocs, Ltd. ‡	53,090	1,826
Electronic Arts, Inc. ‡^	35,190	2,151
McAfee, Inc. ‡	63,540	2,628
THQ, Inc. ‡^	104,978	2,844
Specialty Retail (2.8%)
Advance Auto Parts, Inc.	56,249	1,919
OfficeMax, Inc. ^	58,000	1,836
Urban Outfitters, Inc. ‡^	52,729	1,332
Thrifts & Mortgage Finance (1.3%)
NewAlliance Bancshares, Inc. ^	176,990	2,476
Wireless Telecommunication Services (2.1%)
Crown Castle International Corp. ‡	53,096	2,180
NII Holdings, Inc. ‡	28,100	1,630
Total Common Stocks (cost $157,578)		174,562

Total Security Lending Collateral (cost $31,688) ±		31,688
Total Investment Securities (cost $189,266) #		$206,250

NOTES TO SCHEDULE OF INVESTMENTS

^                      At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $30,374.

±                      Cash collateral for the Repurchase Agreements, valued at $5,783, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡                      Non Income Producing

#                      Aggregate cost for federal income tax purposes is $189,798. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $22,521 and $6,069, respectively. Net unrealized appreciation for tax purposes is $16,452.

DEFINITIONS

REIT       Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

TA IDEX Third Avenue Value

MARKET ENVIRONMENT

During the summer, the market in the U.S. in particular, experienced a real credit crisis, which has been most severe for those companies that require access to the capital markets on a regular basis. While the portfolio was negatively impacted by these events, we emphasize that these are not the types of companies in which TA IDEX Third Avenue Value invests. Throughout our management firm’s more than two decades of existence, we have experienced several bear markets, yet the macro market environment has never influenced our investment process. We are long-term investors focused on well-capitalized companies, with strong management teams, trading at discounts to readily ascertainable net asset values.

PERFORMANCE

For the period from inception May 1, 2007 through October 31, 2007, TA IDEX Third Avenue Value, Class I returned 3.29%. By comparison its benchmark, the Russell 3000 Value Index, returned 0.53%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.86%.

STRATEGY REVIEW

How did you manage the portfolio in this market environment?

While we are benchmark agnostic, bottom-up focused investors, we have been pleased with the portfolio’s strong outperformance for the period. Note that our strategy does not change, regardless of general macro conditions. We do not manage portfolios in response to near-term market conditions. We remain opportunistic, focusing on attractively priced issues of companies with robust balance sheets and strong management teams.

We remain pleased with the overall quality of the portfolio, and are encouraged by the solid business fundamentals of our holdings.

Which individual holdings had the greatest positive impact on performance?

Korean steel maker POSCO was the portfolio’s top contributor for the period, as it was positively impacted by strong steel prices and a favorable global demand environment. This was followed by the Canadian exploration and production company, Encana Corporation (which has benefited from an attractive resource base and a disciplined approach, despite ongoing volatility in the energy market) and Cheung Kong (Holdings) Limited. The latter is a diversified holding company in Hong Kong, which was positively influenced by a favorable market environment in Hong Kong, particularly in the real estate arena.

Which individual holdings had the greatest negative impact on performance?

On the downside, the portfolio was negatively impacted by MBIA Inc., Radian Asset Assurance Inc. and Ambac Financial Group, Inc., all of which have seen deterioration amid the recent credit crunch and mortgage upheaval in the U.S. Despite these macro headwinds, we believe our holdings remain well-capitalized and well-managed with valuations that have become even more compelling.

Which sectors/industries had the greatest impact on performance?

On the positive side, it has been materials (steel in particular), energy and select real estate, that contributed to the portfolio’s performance, while on the downside, it has been the financial sector which has created the most notable drag to performance.

Which countries had the greatest impact on performance?

On the positive side, the Asia region (Korea and Hong Kong) and Canada had the most beneficial impact. On the downside, the U.S. market detracted from performance.

Ian Lapey

Curtis R. Jensen

Kathleen Crawford

Co-Portfolio Managers

Third Avenue Management LLC

(unaudited)

Average Annual Total Return for Period Ended 10/31/2007

	From Inception	Inception Date
Class I (NAV)	3.29%	5/1/07
Russell 3000 Value Total Return(1)	0.53%	5/1/07

NOTES

(1)   The Russell 3000 Value (Russell 3000 Value) Index is unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of Class I shares.

The performance data presented represents past performance, future results may vary. The portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s units when redeemed, may be worth more or less than their original cost.

Current performance may be higher or lower than the performance data quoted. Please see www.transamericaidex.com for performance data curren to the most recent month-end. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class I
Actual	$1,000.00	$1,032.86	0.86%	$4.39
Hypothetical (b)	1,000.00	1,020.81	0.86	4.37

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (1.1%)
Canada (1.1%)
Canfor Pulp Income Fund	148,410	$1,935
Timberwest Forest Corp.	362,500	5,725
Total Convertible Preferred Stocks (cost $7,619)		7,660

COMMON STOCKS (86.7%)
Bermuda (3.2%)
Arch Capital Group, Ltd. ‡	159,444	11,921
Montpelier RE Holdings, Ltd.	256,461	4,591
Nabors Industries, Ltd. ‡	196,865	5,528
Canada (12.8%)
Brookfield Asset Management, Inc. Class A	730,436	29,794
Canfor Corp. ‡	1,087,723	10,021
E-L Financial Corp., Ltd.	4,786	3,149
EnCana Corp.	377,000	26,277
Power Corp. of Canada	421,664	17,989
Hong Kong (10.0%)
Cheung Kong Holdings, Ltd. ‡	939,153	18,260
Chong Hing Bank, Ltd.	1,391,190	3,249
Hang Lung Group, Ltd.	383,692	2,247
Hang Lung Properties, Ltd.	1,703,749	8,100
Henderson Land Development Co., Ltd.	1,465,538	13,047
Hutchison Whampoa International, Ltd. ‡	1,391,888	17,347
Wharf Holdings, Ltd. ‡	897,884	5,364
Japan (9.1%)
AIOI Insurance Co., Ltd.	424,627	2,453
Daiichi Sankyo Co., Ltd.	260,386	7,386
Millea Holdings, Inc.	350,080	13,338
Mitsui Fudosan Co., Ltd.	357,462	9,798
Mitsui Sumitomo Insurance Co., Ltd.	422,173	4,804
Sapporo Breweries ^	1,018,000	7,638
Toyota Industries Corp.	384,807	16,356
Korea, Republic of (4.3%)
POSCO ^	159,261	29,264
Norway (0.5%)
Bw Gas ASA ^	260,194	3,499
Sweden (1.3%)
Investor AB Class A	357,146	8,647
United States (45.5%)
Alamo Group, Inc.	215,771	4,678
Alexander & Baldwin, Inc. ^	67,120	3,516
Alliance Data Systems Corp. ‡	106,600	8,571
AMBAC Financial Group, Inc.	99,945	3,681
Applied Materials, Inc.	163,961	3,184
AVX Corp. ^	765,024	11,820
Bank of New York Mellon Corp.	680,052	$33,221
BEL Fuse, Inc. Class A	67,927	2,359
BEL Fuse, Inc. Class B	32,539	1,035
Borland Software Corp. ‡^	859,390	3,764
Brookline Bancorp, Inc.	360,858	3,883
Capital Southwest Corp. ^	17,256	2,108
Cimarex Energy Co.	426,128	17,262
CIT Group, Inc.	107,017	3,771
Cross Country Healthcare, Inc. ‡	230,156	3,616
Electro Scientific Industries, Inc. ‡	211,867	4,623
Forest City Enterprises, Inc. Class A	266,577	15,174
Handleman Co.	666,618	1,567
IDT Corp. Class B ^	335,786	2,696
Intel Corp.	395,961	10,651
Jakks Pacific, Inc. ‡	240,256	6,367
Leapfrog Enterprises, Inc. Class A ‡^	681,689	5,106
Legg Mason, Inc.	157,952	13,101
Lexmark International, Inc. Class A ‡^	159,108	6,681
Liberty Media Corp. - Capital Series A,	25,096	3,136
Class A ‡
Liberty Media Corp. - Interactive	125,481	2,664
Class A ‡
MBIA, Inc.	166,694	7,174
MDC Holdings, Inc.	183,324	7,426
MGIC Investment Corp. ^	185,000	3,582
NewAlliance Bancshares, Inc. ^	487,535	6,821
Nuveen Investments, Inc. Class A	122,351	7,928
Pfizer, Inc.	439,423	10,814
Phoenix Cos., Inc. (The)	191,009	2,632
Pogo Producing Co.	298,559	17,782
ProLogis REIT	73,930	5,304
Radian Group, Inc. ^	360,585	4,540
St Joe Co. (The) ^	172,829	5,852
St. Mary Land & Exploration Co.	124,198	5,261
Superior Industries International, Inc. ^	497,876	10,062
Sycamore Networks, Inc. ‡	1,383,183	5,906
Tejon Ranch Co. ‡^	76,574	3,069
Tellabs, Inc. ‡	594,679	5,239
Trinity Industries, Inc. ^	171,156	6,186
USG Corp. ‡^	218,401	8,681
Westwood Holdings Group, Inc.	159,653	6,067
Total Common Stocks (cost $579,641)		588,628

Total Security Lending Collateral (cost $101,498)		101,498
Total Investment Securities (cost $688,758) #		$697,786

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS

^                        At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $97,709.

‡                      Non Income Producing

#                      Aggregate cost for federal income tax purposes is $694,804. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $56,785 and $53,803, respectively. Net unrealized appreciation for tax purposes is $2,982.

DEFINITIONS

REIT       Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

(unaudited)	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY:
Real Estate Management & Development	15.9%	$110,705
Insurance	10.3%	71,734
Oil, Gas & Consumable Fuels	10.0%	70,081
Commercial Banks	5.2%	36,469
Metals & Mining	4.2%	29,264
Capital Markets	4.2%	29,204
Auto Components	3.8%	26,418
Thrifts & Mortgage Finance	2.7%	18,825
Pharmaceuticals	2.6%	18,200
Paper & Forest Products	2.5%	17,680
Industrial Conglomerates	2.5%	17,347
Electronic Equipment & Instruments	2.4%	16,443
Communications Equipment	2.1%	14,540
Semiconductors & Semiconductor Equipment	2.0%	13,835
Diversified Financial Services	1.8%	12,418
Leisure Equipment & Products	1.6%	11,473
Machinery	1.6%	10,863
Building Products	1.2%	8,681
IT Services	1.2%	8,571
Beverages	1.1%	7,638
Household Durables	1.1%	7,426
Computers & Peripherals	1.0%	6,681
Energy Equipment & Services	0.8%	5,528
Real Estate Investment Trusts	0.8%	5,304
Software	0.5%	3,764
Health Care Providers & Services	0.5%	3,616
Marine	0.5%	3,516
Media	0.4%	3,137
Diversified Telecommunication Services	0.4%	2,696
Internet & Catalog Retail	0.4%	2,664
Trading Companies & Distributors	0.2%	1,567
Investment Securities, at value	85.5%	596,288
Short-Term Investments	14.5%	101,498
Total Investments	100.0%	$697,786

The notes to the financial statements are an integral part of this report.

TA IDEX Transamerica Short-Term Bond

MARKET ENVIRONMENT

The twelve months ended October 31, 2007, and in particular the last three months, was a volatile period for U.S. bond markets as hopes of a Federal Reserve Board (“Fed”) interest-rate cut alternately grew, faded and rose again over the course of the year.

Initially, bond markets responded positively to signs that the housing market and economy were slowing. By spring, unexpected vigor in the economy, as evidenced by strong consumer spending in the face of high gas prices and weaker home prices, caused the market to retreat. Market volatility then intensified when news of growing defaults in higher-yielding (sub-prime) mortgages spread at the same time that banks needed to remove from their balance sheets (i.e., sell) a large number of leveraged-buyout loans. Major banks and others had invested in pools of the sub-prime mortgages, in many cases using those investments as collateral for their own debt securities. Suddenly concerned about how much sub-prime exposure borrowers were carrying in their portfolios, lenders and bond investors tightened credit standards and demanded higher yields on non-Treasury debt. Wary buyers withdrew support from the markets. The sub-prime debacle escalated, liquidity diminished, and the differences between yields on Treasuries and other fixed-income securities (i.e., credit spreads) widened until the Fed intervened.

Throughout the period, inflation was a key concern for the Fed. However, with housing continuing to slide and the economy and employment growth showing signs of slowing, during August to October, the Fed lowered the discount and federal funds rates by 1.25% and 0.75%, respectively, to restore confidence and bolster the economy.

Against this backdrop, U.S. Treasury yields declined, especially for the shortest-term securities, and the yield curve steepened. Treasuries outperformed other sectors (corporate bonds and mortgage-backed securities). The Merrill Lynch U.S. Corporate & Government 1-3 Year Index (“MLCG”) generated a twelve-month total return of 5.67%.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Short-Term Bond, Class I returned 4.45%. By comparison its benchmark, the MLCG, returned 5.67%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.67%.

STRATEGY REVIEW

Throughout the period, the portfolio generated strong yields, due to an overweighting in corporate securities and carefully defined investments in mortgage-backed securities (“MBS”). The portfolio had no sub-prime exposure and invested only in high-quality MBS guaranteed by agencies of the federal government.

Later, we anticipated the general turmoil in non-government bonds and reduced the overweighting in corporate bonds. We also underweighted the homebuilding and financial industries while overweighting high-quality industrial bonds. Nonetheless, the portfolio lagged its index during the heightened turmoil, as short-term credit spreads widened and investors favored Treasuries over non-government bonds. We used this opportunity to purchase bonds in the more stable industrial, utilities and real estate investment trust (“REIT”) industries.

Greg D. Haendel, CFA

Heidi Y. Hu, CFA

Derek S. Brown, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	4.45%	3.22%	11/8/04
Merrill Lynch U.S. Corporate & Government, 1-3 Yrs(1)	5.67%	3.74%	11/8/04

NOTES

(1)   The Merrill Lynch U.S. Corporate and Government 1-3 year (MLCG) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)
Class I
Actual	$1,000.00	$1,016.80	0.67%	$3.40
Hypothetical (b)	1,000.00	1,021.77	0.67	3.40

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Bond Credit Quality (Moody Ratings)

At October 31, 2007

This chart shows the percentage breakdown by bond credit quality of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (18.1%)
Fannie Mae
4.50%, due 09/25/2020	$6,475	$6,400
5.00%, due 10/25/2032 – 06/25/2034 *	23,539	23,284
5.50%, due 03/25/2026	10,643	10,670
Freddie Mac
5.00%, due 06/15/2027 – 11/15/2032	20,140	19,964
5.35%, due 11/14/2011	11,000	11,088
5.50%, due 04/15/2024 – 01/15/2029	21,901	22,068
Ginnie Mae
4.50%, due 01/17/2033	8,595	8,521
Total U.S. Government Agency Obligations (cost $100,850)		101,995

MORTGAGE-BACKED SECURITIES (3.5%)
Crown Castle Towers LLC
5.47%, due 11/15/2036	5,000	4,997
Global Signal Trust
Series 2004-2A, Class D
5.09%, due 12/15/2014	9,750	9,591
SBA CMBS Trust
6.17%, due 11/15/2036	5,000	4,889
Total Mortgage-Backed Securities (cost $19,611)		19,477

ASSET-BACKED SECURITIES (0.7%)
USAA Auto Owner Trust
Series 2007-2, Class A3
4.90%, due 02/15/2012	4,000	4,010
Total Asset-Backed Securities (cost $3,999)		4,010

CORPORATE DEBT SECURITIES (76.3%)
Aerospace & Defense (1.5%)
General Dynamics Corp.
4.50%, due 08/15/2010	4,000	3,975
Honeywell International, Inc.
7.50%, due 03/01/2010	4,485	4,751
Air Freight & Logistics (1.0%)
FedEx Corp.
3.50%, due 04/01/2009	6,000	5,859
Airlines (1.5%)
American Airlines, Inc. Series 99-1
7.02%, due 10/15/2009	1,250	1,269
Continental Airlines, Inc.
7.49%, due 10/02/2010	3,061	3,130
Delta Air Lines, Inc.
7.57%, due 11/18/2010	4,000	4,130
Automobiles (1.0%)
Daimler Finance North America LLC
4.75%, due 01/15/2008	5,950	5,942
Beverages (1.6%)
Coca-Cola Enterprises, Inc.
4.38%, due 09/15/2009	4,100	4,064
Diageo Capital PLC
4.38%, due 05/03/2010	4,870	4,816
Capital Markets (2.0%)
Nuveen Investments, Inc.
5.00%, due 09/15/2010	$6,884	$6,044
Xstrata Finance Dubai, Ltd. - 144A
5.85%, due 11/13/2009 *	5,000	4,983
Chemicals (2.9%)
Cytec Industries, Inc.
6.75%, due 03/15/2008	2,700	2,714
Dow Chemical Co. (The)
5.00%, due 11/15/2007	4,870	4,870
ICI Wilmington, Inc.
4.38%, due 12/01/2008	2,002	1,994
Potash Corp.
7.75%, due 05/31/2011	6,380	6,901
Commercial Banks (7.8%)
General Elec Capital Corp.
4.13%, due 09/01/2009	6,070	6,009
ICICI Bank, Ltd. - 144A
5.90%, due 01/12/2010 *	4,465	4,413
Keybank NA
6.50%, due 04/15/2008	3,105	3,149
M&i Marshall & Ilsley Bank
5.85%, due 12/04/2012 *	7,500	7,298
PNC Preferred Funding Trust I - 144A
6.52%, due 03/15/2012 * Ž	3,000	3,017
Popular North America, Inc.
5.20%, due 12/12/2007	5,000	5,000
VTB Capital SA for Vneshtorgbank - 144A
5.96%, due 08/01/2008 *	9,000	8,910
Wachovia Capital Trust III
5.80%, due 03/15/2011 Ž, (1)	3,000	2,976
ZFS Finance USA Trust I - 144A
6.15%, due 12/15/2065	3,000	2,978
Construction Materials (0.5%)
Lafarge Corp.
6.50%, due 07/15/2008	2,900	2,924
Consumer Finance (2.0%)
American Express Credit Corp.
5.25%, due 02/24/2012 *	4,300	4,197
Discover Financial Services - 144A
6.23%, due 06/11/2010 *	7,500	7,290
Diversified Financial Services (7.3%)
Caterpillar Financial Services Corp.
4.30%, due 06/01/2010	4,224	4,165
Citigroup, Inc.
6.20%, due 03/15/2009	4,260	4,332
ILFC E-Capital Trust I - 144A
5.90%, due 12/21/2065	3,000	2,999
Mizuho JGB Investment LLC
9.87%, due 06/30/2008 * Ž, (1)	10,000	10,288
Pemex Finance, Ltd.
9.03%, due 02/15/2011	3,780	4,012
SB Treasury Co. LLC - 144A
9.40%, due 12/29/2049 * Ž	9,470	9,664

The notes to the financial statements are an integral part of this report.

	Principal	Value
Diversified Financial Services (continued)
Unilever Capital Corp.
7.13%, due 11/01/2010	$5,230	$5,577
Diversified Telecommunication Services (1.4%)
Telecom Italia Capital SA
4.00%, due 11/15/2008	8,010	7,913
Electric Utilities (4.2%)
Dominion Resources, Inc.
5.687 due 05/15/2008 (2)	6,150	6,157
FPL Group Capital, Inc.
5.55%, due 02/16/2008	6,000	6,002
Midamerican Energy Holdings Co.
Class B
7.52%, due 09/15/2008	5,500	5,607
Sempra Energy
7.95%, due 03/01/2010	5,500	5,831
Energy Equipment & Services (0.8%)
Halliburton Co.
5.50%, due 10/15/2010	4,517	4,590
Food & Staples Retailing (2.2%)
Fred Meyer, Inc.
7.45%, due 03/01/2008	9,600	9,666
Safeway, Inc.
4.13%, due 11/01/2008	2,610	2,597
Food Products (2.3%)
Cargill, Inc. - 144A
3.63%, due 03/04/2009	5,000	4,906
ConAgra Foods, Inc.
7.88%, due 09/15/2010	4,880	5,246
Michael Foods, Inc.
8.00%, due 11/15/2013	2,815	2,815
Gas Utilities (2.2%)
Oneok, Inc.
5.51%, due 02/16/2008	6,300	6,297
Southern Union Co.
6.15%, due 08/16/2008	6,000	6,032
Hotels, Restaurants & Leisure (1.1%)
Caesars Entertainment, Inc.
8.88%, due 09/15/2008	1,400	1,419
Mirage Resorts, Inc.
6.75%, due 02/01/2008	1,500	1,500
Royal Caribbean Cruises, Ltd.
8.75%, due 02/02/2011	3,000	3,200
Household Durables (0.9%)
Centex Corp.
4.75%, due 01/15/2008	4,960	4,927
Independent Power Producers & Energy Traders (1.8%)
Empresa Nacional de Electricidad
SA/Chile Class B
8.50%, due 04/01/2009	9,610	10,024
Insurance (1.4%)
Hartford Financial Services Group, Inc.
5.55%, due 08/16/2008	3,000	3,011
Oil Insurance, Ltd. - 144A
7.56%, due 06/30/2011 * Ž, (1)	$4,550	$4,677
IT Services (1.1%)
Western Union Co. (The)
5.67%, due 11/17/2008 *	6,500	6,503
Leisure Equipment & Products (0.5%)
Leslie’s Poolmart
7.75%, due 02/01/2013	2,930	2,784
Machinery (0.4%)
Case New Holland, Inc.
6.00%, due 06/01/2009	2,500	2,500
Media (4.0%)
Amfm, Inc.
8.00%, due 11/01/2008	2,000	2,033
British Sky Broadcasting Group PLC
8.20%, due 07/15/2009	6,000	6,283
Comcast Cable Communications LLC
6.88%, due 06/15/2009	5,500	5,640
McGraw-Hill Cos., Inc.
5.38%, due 11/15/2012	4,500	4,473
News America, Inc.
6.63%, due 01/09/2008	4,000	4,007
Metals & Mining (1.1%)
BHP Billiton Finance USA, Ltd.
5.00%, due 12/15/2010	6,000	6,026
Office Electronics (0.7%)
Xerox Corp.
9.75%, due 01/15/2009	4,000	4,199
Oil, Gas & Consumable Fuels (0.6%)
Husky Oil, Ltd.
8.90%, due 08/15/2028 (1)	1,000	1,028
Ras Laffan Liquefied Natural Gas Co.,
Ltd. - 144A
3.44%, due 09/15/2009	1,950	1,939
TE Products Pipeline
6.45%, due 01/15/2008	530	532
Real Estate Investment Trusts (12.9%)
Archstone-Smith Operating Trust
3.00%, due 06/15/2008	2,000	2,000
BRE Properties, Inc.
5.75%, due 09/01/2009	10,000	10,108
Developers Divers Realty
4.63%, due 08/01/2010	4,500	4,433
Federal Realty INVS Trust
8.75%, due 12/01/2009	2,680	2,872
Healthcare Realty Trust, Inc.
8.13%, due 05/01/2011	3,000	3,223
iStar Financial, Inc.
6.07%, due 03/09/2010 *	10,000	9,448
Kimco Realty Corp.
4.62%, due 05/06/2010	5,000	4,922
PPF Funding, Inc. - 144A
5.35%, due 04/15/2012	4,000	3,947

The notes to the financial statements are an integral part of this report.

	Principal	Value
Real Estate Investment Trusts (continued)
ProLogis
5.25%, due 11/15/2010	$7,020	$7,002
Simon Property Group, LP
3.75%, due 01/30/2009	5,335	5,221
Tanger Properties, LP
9.13%, due 02/15/2008	6,753	6,810
Udr, Inc.
4.50%, due 03/03/2008	8,000	7,988
Westfield Group - 144A
5.40%, due 10/01/2012	5,000	4,970
Real Estate Management & Development (1.4%)
Colonial Realty, LP
4.75%, due 02/01/2010	2,380	2,352
Post Apartment Homes, LP
7.70%, due 12/20/2010	5,000	5,358
Road & Rail (2.1%)
Erac USA Finance Co. 144A
7.95%, due 12/15/2009	5,500	5,794
Norfolk Southern Corp.
6.20%, due 04/15/2009	$6,000	$6,088
Specialty Retail (1.9%)
Petro Stopping Centers, LP / Petro
9.00%, due 02/15/2012	10,195	10,654
Thrifts & Mortgage Finance (1.1%)
Countrywide Financial Corp.
5.43%, due 03/24/2009 *	7,000	6,367
Wireless Telecommunication Services (1.1%)
Vodafone Group PLC
3.95%, due 01/30/2008	6,000	5,979
Total Corporate Debt Securities (cost $432,602)		430,540
Total Investment Securities (cost $557,062) #		$556,022

NOTES TO SCHEDULE OF INVESTMENTS

*                         Floating or variable rate note. Rate is listed as of October 31, 2007.

(1)               Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of October 31, 2007.

(2)               Step Up

Ž                        The security has a perpetual maturity. The date shown is the next call date.

#                         Aggregate cost for federal income tax purposes is $557,213. Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $2,300 and $3,492, respectively. Net unrealized depreciation for tax purposes is $1,191.

DEFINITIONS:

144A                              144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $64,693 or 11.47% of net assets of the fund.

The notes to the financial statements are an integral part of this report.

TA IDEX UBS Dynamic Alpha

MARKET ENVIRONMENT

During the reporting period, global economic activity continued its steady expansion of the past few years. After a very modest expansion in the first quarter of 2007, the US economy recovered during the second quarter, with gross domestic product (“GDP”) growth of 3.8%. However, the housing sector, mortgage market and credit market conditions remain threats to US economic activity, and most economists expect US growth to slow in upcoming quarters.  Outside the US, GDP growth continues to be particularly strong in China, India and other emerging markets. Economists believe the Eurozone economy will moderate in the near term, although out-gain the US for the full year 2007. Japan’s economy has slowed significantly, posting a negative growth rate in the second quarter.

The problems in the US mortgage market, together with signs of general credit tightening, has led to a shift toward neutrality or even easing in many central banks’ policies. The Federal Reserve Board (“Fed”) cut the federal funds 50 basis points in September. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) This was the first reduction in the fed funds rate since June 2003. The Fed lowered rates another 25 basis points in October, bringing the fed funds rate to 4.50%. The European Central Bank (“ECB”) began a tightening cycle in 2006, and hiked rates 25 basis points at both its March and June 2007 meetings. Since that time it has held rates steady. The Bank of Japan has begun tightening from its zero interest rate policy. However, the scope and pace of tightening remain to be seen, given more tepid economic growth in Japan. Consensus expectations for 2007 indicate trend-like growth rates on a global basis.

PERFORMANCE

For the period from inception December 27, 2006 through October 31, 2007, TA IDEX UBS Dynamic Alpha, Class I returned (1.70)%.  By comparison its benchmark, the Consumer Price Index + 5%, returned 7.91%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.51%.

STRATEGY REVIEW

The portfolio focuses on real (after inflation) returns in an effort to maintain purchasing power and manage risk. It seeks to achieve its goal and reduce volatility through the dynamic management of three uncorrelated sources: active global asset allocation; opportunistic security selection; and currency management.  The manager has the flexibility to adjust its exposure to alpha (active risk or security selection) and beta (market and currency risk) independently from each other to capitalize on changing market conditions, using derivatives. The manger employs a proprietary risk management system to help ensure the portfolio is compensated for the level of risk it assumes at both the security and market levels.

During the reporting period, the portfolio’s global asset allocation was a positive contributor to performance, while its currency allocation and security selection detracted from results.

In terms of key market exposures, the portfolio benefited the most from its positions in emerging market equities, US equities and, to a lesser extent, United Kingdom (“UK”) equities. In contrast, the portfolio’s short exposure to equities in several markets, including Germany, Australia and Canada, as well as a short position in real return bonds, detracted from results.

From a currency perspective, the portfolio’s euro, Canadian dollar, UK pound sterling and Australian dollar positions detracted from results during the reporting period.

As discussed, security selection was an overall negative contributor to performance over the reporting period.  More specifically, the portfolio’s global (ex-US), UK equity, and US equity security selection detracted from results. This more than offset the positive performance generated by the portfolio’s security selection within the US large-cap growth equity asset class.

Brian D. Singer, CFA

Portfolio Manager

UBS Global Asset Management (Americas) Inc.

(unaudited)

Average Annual Total Return for Period Ended 10/31/2007

	From Inception	Inception Date

Class I (NAV)	(1.70)%	1/3/07
CONSUMER PRICE INDEX-CPI - UNADJUSTED IDX(1)	7.91%	1/3/07

NOTES

(1) The CONSUMER PRICE CPI - UNADJUSTED IDX Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares,when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class I
Actual	$1,000.00	$983.98	1.52%	$7.58
Hypothetical (b)	1,000.00	1,017.50	1.52	7.71

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (0.4%)
Panama (0.4%)
Carnival Corp. ^	19,300	$926
Total Convertible Preferred Stocks (cost $994)		926

PREFERRED STOCKS (0.5%)
Germany (0.5%)
Henkel KGAA	19,727	1,005
Total Preferred Stocks (cost $1,986)		1,005

COMMON STOCKS (91.0%)
Australia (0.8%)
National Australia Bank, Ltd.	10,532	421
Qantas Airways, Ltd.	100,590	551
QBE Insurance Group, Ltd.	22,085	665
Austria (0.2%)
Telekom Austria AG	15,657	448
Belgium (0.3%)
Fortis	14,444	461
KBC Groep NV	1,841	258
Bermuda (0.4%)
Catlin Group, Ltd.	12,510	130
Esprit Holdings, Ltd.	21,500	355
Lancashire Holdings, Ltd. ‡	2,921	23
Weatherford International, Ltd. ‡	5,000	324
YUE Yuen Industrial Holdings, Ltd.	25,000	77
Canada (1.0%)
Canadian National Railway Co.	5,800	324
Canadian Pacific Railway, Ltd.	3,200	224
Cott Corp. ‡	8,500	60
Jumptv, Inc. ‡	2,226	4
Manulife Financial Corp.	6,000	279
Research In Motion, Ltd. ‡	2,600	324
Toronto-Dominion Bank	7,900	593
Transcanada Corp. ‡	5,200	220
Cayman Islands (0.3%)
GlobalSantaFe Corp.	7,900	640
Leaf Clean Energy Co. ‡	28,581	64
Denmark (0.3%)
AP Moeller - Maersk A/S Class B	24	331
NOVO Nordisk A/S Class B	2,275	281
Finland (0.9%)
Nokia OYJ	25,679	1,016
Stora ENSO OYJ Class R ^	42,113	771
Tietoenator OYJ	5,612	138
France (5.9%)
AXA SA	38,212	1,706
BNP Paribas	8,333	917
Bouygues	2,847	273
Carrefour SA	686	49
France Telecom SA	72,010	2,653
Michelin (C.G.D.E.) Class B	2,807	375
Neuf Cegetel	1,101	56
Renault SA	2,985	501
Sanofi-Aventis	1,244	109
Suez SA ‡	28,747	1,867
Total SA	44,255	$3,563
Unibail-Rodamco	1,100	273
Germany (5.3%)
Allianz SE	7,045	1,582
Bayerische Motoren Werke AG	2,875	192
Celesio AG	2,675	152
Daimler AG	11,850	1,302
Deutsche Bank AG	6,928	923
Deutsche Post AG	13,661	413
Deutsche Postbank AG	4,985	364
Deutsche Telekom AG	20,217	414
E.ON AG	4,451	869
Fresenius Medical Care AG	6,733	355
Gerresheimer AG ‡	4,117	226
Heidelberger Druckmaschinen AG	3,259	133
Man AG	1,920	342
Metro AG	10,238	928
SAP AG	18,311	989
Siemens AG	12,511	1,697
Stada Arzneimittel AG	4,115	261
Greece (0.6%)
Alpha Bank A.E.	18,451	682
National Bank of Greece SA	6,876	477
Hong Kong (0.2%)
Sun Hung KAI Properties, Ltd.	16,000	303
Ireland (1.1%)
Anglo Irish Bank Corp. PLC	7,504	126
Bank of Ireland	59,927	1,105
CRH PLC	14,407	549
Ecosecurities Group PLC ‡	10,887	59
Irish Life & Permanent PLC	14,338	345
Smurfit Kappa Group PLC ‡	9,114	183
Isle of Man (0.1%)
Lamprell PLC	14,293	143
Italy (1.3%)
Banco Popolare SpA ‡	4,060	97
ENI SpA	18,463	671
Intesa Sanpaolo SpA	197,536	1,562
Unicredito Italiano SpA	40,551	345
Japan (3.7%)
AEON Co., Ltd.	9,300	145
Asahi Breweries, Ltd.	16,800	277
Bank of Yokohama, Ltd. (The)	27,000	190
Bridgestone Corp.	10,900	240
Canon, Inc.	7,900	394
East Japan Railway Co.	20	164
Fast Retailing Co., Ltd.	1,600	92
Honda Motor Co., Ltd.	12,500	466
Hoya Corp.	9,600	347
Japan Tobacco, Inc.	58	337
JFE Holdings, Inc.	3,700	215
KDDI Corp.	23	173
Komatsu, Ltd.	5,800	192

The notes to the financial statements are an integral part of this report.

	Shares	Value
Japan (continued)
Kubota Corp.	22,000	$184
Mitsubishi Corp.	16,200	499
Mitsui Fudosan Co., Ltd.	7,000	192
Mitsui O.S.K. Lines, Ltd.	9,000	147
Mitsui Sumitomo Insurance Co., Ltd.	26,000	296
Nitto Denko Corp.	6,000	291
Nok Corp.	5,800	128
Nomura Holdings, Inc.	10,000	178
NTN Corp.	16,000	152
NTT DoCoMo, Inc.	149	215
ROHM Co., Ltd.	3,300	288
Shin-Etsu Chemical Co., Ltd.	4,700	299
SMC Corp./Japan	1,200	160
Sompo Japan Insurance, Inc.	14,000	163
Sumitomo Mitsui Financial Group, Inc.	50	405
Sumitomo Trust & Banking Co., Ltd.	26,000	192
Tokyo Gas Co., Ltd.	33,000	146
Toyota Motor Corp.	8,200	467
Yamada Denki Co., Ltd.	1,950	200
Jersey, C.I. (0.1%)
ACP Capital, Ltd.	25,225	46
Experian Group, Ltd.	22,152	232
Liberia (0.1%)
Royal Caribbean Cruises, Ltd.	3,100	133
Luxembourg (0.2%)
SES	16,481	406
Netherlands (2.4%)
ASML Holding NV ‡	32,320	1,124
ING Groep NV	27,829	1,250
Koninklijke Philips Electronics NV	4,538	187
Ordina NV	1,325	26
Reed Elsevier NV	15,266	295
Royal KPN NV	62,698	1,181
STMicroelectronics NV	12,202	209
TNT NV	18,071	738
Netherlands Antilles (0.2%)
Schlumberger, Ltd. ^	5,000	483
Norway (0.5%)
Statoil ASA	13,850	467
Telenor ASA ‡	26,800	626
Spain (1.4%)
Altadis SA	4,032	288
Banco Santander Central Hispano SA	106,735	2,316
Repsol YPF SA	10,299	406
Sweden (1.1%)
Electrolux AB Series B, Class B	10,600	205
Holmen AB Class B	4,500	177
Sandvik AB	20,000	377
Skandinaviska Enskilda Banken AB Class A	5,200	159
Svenska Cellulosa AB Class B	28,700	505
Telefonaktiebolaget LM Ericsson Class B	291,000	869
Switzerland (4.7%)
Alcon, Inc.	2,600	$396
Clariant AG ‡	8,866	113
Credit Suisse Group	29,886	2,008
Holcim, Ltd.	7,804	889
Nestle SA	2,587	1,193
Novartis AG	42,444	2,256
Roche Holding AG	16,012	2,730
Straumann Holding AG	682	190
United Kingdom (17.2%)
Aberdeen Asset Management PLC	45,909	195
Anite PLC	15,595	21
Ashtead Group PLC	38,910	88
Associated British Foods PLC	9,481	180
AstraZeneca PLC	15,049	742
Aviva PLC	20,892	328
Barclays PLC	186,806	2,344
BP PLC	349,691	4,540
BPP Holdings PLC	8,036	102
British Airways PLC ‡	9,042	84
British American Tobacco PLC	7,619	290
British Polythene Industries	5,103	35
British Sky Broadcasting Group PLC	18,836	266
Brixton PLC REIT	5,961	46
BT Group PLC Class A	47,633	323
Cadbury Schweppes PLC	8,924	118
Carnival PLC	13,278	619
Cattles PLC	50,579	358
Centaur Media PLC	23,474	57
Centrica PLC	24,798	190
Chemring Group	772	35
Cobham PLC	10,038	44
Compass Group PLC	49,556	356
Computacenter PLC	2,326	10
Daily Mail & General Trust	22,829	291
Diageo PLC	64,100	1,465
Dignity PLC	3,396	55
DSG International PLC	34,459	93
Eaga PLC ‡	3,900	15
Electrocomponents PLC	25,064	130
Enodis PLC	16,802	73
Entertainment Rights PLC ‡	109,902	49
Fenner PLC	10,911	63
Foseco PLC	12,441	74
Galiform PLC ‡	40,234	96
Galliford Try PLC	27,349	89
Georgica PLC ‡	12,555	26
GlaxoSmithKline PLC	72,721	1,870
Gyrus Group PLC ‡	1,903	17
HBOS PLC	96,488	1,750
Highway Insurance Holdings PLC	16,719	27
Home Retail Group PLC	31,670	287
HSBC Holdings PLC ‡	39,377	778
ICAP PLC	5,368	65

The notes to the financial statements are an integral part of this report.

	Shares	Value
United Kingdom (continued)
KESA Electricals PLC	17,567	$116
Kingfisher PLC	74,508	305
Land Securities Group PLC REIT	5,133	175
LogicaCMG PLC	83,623	283
Lookers PLC	18,674	70
Majestic Wine PLC	7,003	50
Meggitt PLC	29,753	211
National Grid PLC	6,764	113
Northgate Information Solutions PLC	94,234	154
Old Mutual PLC	137,427	525
Paypoint PLC	5,496	71
Phoenix IT Group, Ltd.	6,180	50
Prudential PLC	131,729	2,140
Psion PLC	5,546	16
Quintain Estates & Development PLC	3,547	45
Reed Elsevier PLC	37,048	483
Rentokil Initial PLC	68,894	246
Restaurant Group PLC	13,925	79
Rexam PLC	5,576	63
Rio Tinto PLC	6,002	560
Royal Bank of Scotland Group PLC	222,877	2,391
Royal Dutch Shell PLC Class B	25,656	1,117
Safestore Holdings, Ltd.	11,369	42
Scottish & Southern Energy PLC	23,132	748
Southern Cross Healthcare, Ltd.	8,877	111
Speedy Hire PLC	2,555	58
Sports Direct International PLC	28,717	86
SSL International PLC	5,334	57
Standard Chartered PLC	6,396	248
Taylor Nelson Sofres PLC	12,913	58
Ted Baker PLC	5,108	57
Telent PLC	5,188	56
Tesco PLC	133,333	1,352
Tomkins PLC	6,814	31
Travis Perkins PLC	1,585	48
Vectura Group PLC ‡	12,081	17
Vodafone Group PLC	988,871	3,882
Wolseley PLC	50,179	869
WPP Group PLC	13,434	183
Zetar PLC ‡	6,516	75
United States (40.7%)
Abbott Laboratories	2,300	126
Abercrombie & Fitch Co. Class A ^	2,200	174
Adobe Systems, Inc. ‡	6,300	302
Aflac, Inc.	13,000	816
Allergan, Inc.	31,400	2,122
Allstate Corp. (The)	4,800	252
American Eagle Outfitters, Inc.	9,400	224
American Electric Power Co., Inc.	11,800	569
American Tower Corp. Class A ‡^	3,500	155
Amgen, Inc. ‡	6,000	349
Analog Devices, Inc.	28,600	957
Anheuser-Busch Cos., Inc.	11,200	574
Apache Corp.	2,000	$208
Apple, Inc. ‡	5,300	1,007
AT&T, Inc. (2)	21,300	890
Automatic Data Processing, Inc.	4,900	243
Baker Hughes, Inc.	2,500	217
Bank of New York Mellon Corp.	28,026	1,369
Baxter International, Inc.	7,100	426
Becton Dickinson & Co.	4,000	334
BlackRock, Inc. Class A ^	400	83
Blackstone Group, LP (The) ‡^	5,550	141
Boeing Co.	1,900	187
BorgWarner, Inc.	8,800	930
Bristol-Myers Squibb Co.	16,500	495
Broadcom Corp. Class A ‡	9,800	319
Burlington Northern Santa Fe Corp.	18,000	1,569
CB Richard Ellis Group, Inc. Class A ‡	1,700	41
Cephalon, Inc. ‡^	3,300	243
Chevron Corp.	4,800	439
Chico’s FAS, Inc. ‡	22,900	301
Cisco Systems, Inc. ‡	22,200	734
Citigroup, Inc.	58,700	2,460
Citrix Systems, Inc. ‡	5,400	232
City National Corp.	3,700	250
Coach, Inc. ‡^	9,600	351
Comcast Corp. Class A ‡	29,500	621
ConocoPhillips	3,200	272
Consol Energy, Inc.	2,600	147
Constellation Brands, Inc. Class A ‡	34,200	859
Costco Wholesale Corp.	12,900	868
CR Bard, Inc.	4,100	343
Dell, Inc. ‡^	23,900	731
Discover Financial Services	16,150	312
eBay, Inc. ‡	13,000	469
EMC Corp. ‡	13,900	353
Ensco International, Inc. ^	7,800	433
EOG Resources, Inc.	7,100	629
Estee Lauder Cos., Inc. (The) Class A	1,900	83
Exelon Corp.	33,000	2,732
Express Scripts, Inc. Class A ‡	4,500	284
Exxon Mobil Corp.	6,400	589
FedEx Corp.	9,100	940
Fifth Third Bancorp	32,800	1,026
Fortune Brands, Inc.	6,700	561
Freddie Mac	10,000	522
Genentech, Inc. ‡	4,800	356
General Dynamics Corp.	2,100	191
General Electric Co.	72,300	2,976
Genzyme Corp. ‡	15,200	1,155
Goldman Sachs Group, Inc. (The)	1,500	372
Google, Inc. Class A ‡^	2,200	1,555
Halliburton Co. ^	19,800	781
Harley-Davidson, Inc.	5,800	299
Hartford Financial Services Group, Inc.	6,400	621

The notes to the financial statements are an integral part of this report.

	Shares	Value
United States (continued)
Illinois Tool Works, Inc.	29,400	$1,683
Intel Corp.	75,500	2,031
International Game Technology	14,000	611
Intuit, Inc. ‡	13,900	447
ITT Educational Services, Inc. ‡	2,400	305
J Crew Group, Inc. ‡	7,300	273
Johnson & Johnson	14,700	958
Johnson Controls, Inc. ^	31,400	1,373
JPMorgan Chase & Co.	18,800	884
Laboratory Corp. of America Holdings ‡	7,000	481
Las Vegas Sands Corp. ‡	2,800	372
Lexmark International, Inc. Class A ‡^	5,600	235
Linear Technology Corp. ^	13,000	429
LSI Corp. ‡	23,200	153
Manitowoc Co., Inc. (The)	3,800	187
Masco Corp.	51,000	1,228
Mastercard, Inc. Class A ^	4,100	777
McGraw-Hill Cos., Inc. (The)	12,900	645
Medco Health Solutions, Inc. ‡	9,700	915
Medtronic, Inc.	16,200	769
Merck & Co., Inc.	20,900	1,218
Microchip Technology, Inc.	8,600	285
Microsoft Corp.	80,700	2,971
Millennium Pharmaceuticals, Inc. ‡	29,000	343
Millipore Corp. ‡	2,300	179
Morgan Stanley	32,500	2,186
Network Appliance, Inc. ‡	18,800	592
News Corp. Class A	34,500	748
NiSource, Inc.	20,200	413
Northeast Utilities	1,400	43
Omnicom Group, Inc.	13,400	683
PACCAR, Inc.	11,700	650
Peabody Energy Corp.	8,100	452
Pepco Holdings, Inc.	9,200	262
PepsiCo, Inc.	2,600	192
Pharmaceutical Product Development,	5,700	241
PNC Financial Services Group, Inc.	6,600	476
Praxair, Inc.	8,800	752
Precision Castparts Corp.	600	90
Procter & Gamble Co. ^	3,300	229
Qualcomm, Inc.	13,600	581
Quest Diagnostics, Inc.	7,700	409
Range Resources Corp.	4,500	202
Red Hat, Inc. ‡	8,500	183
RH Donnelley Corp. ‡	8,700	477
Rockwell Automation, Inc.	4,600	317
Ryder System, Inc.	5,100	244
Schering-Plough Corp.	11,700	357
Sempra Energy	12,300	757
Southwestern Energy Co. ‡	4,300	222
Sprint Nextel Corp. ^	114,900	1,965
Starbucks Corp. ‡	10,800	288
Symantec Corp. ‡	61,700	1,159
Synthes, Inc.	571	$71
SYSCO Corp.	43,300	1,485
Target Corp. ^	7,600	466
United Technologies Corp.	7,400	567
UnitedHealth Group, Inc.	11,300	555
Viacom, Inc. Class B ‡	13,800	570
Vmware, Inc. Class A ‡^	1,600	200
Wells Fargo & Co. ^	64,200	2,183
Wyeth	29,600	1,439
Wynn Resorts, Ltd. ^	3,100	500
Xilinx, Inc.	22,700	554
XTO Energy, Inc.	6,100	405
Yahoo!, Inc. ‡^	4,000	124
Virgin Islands, British (0.0%)
Dolphin Capital Investors, Ltd. ‡	20,275	55
Total Common Stocks (cost $176,522)		190,617

	Shares	Value
INVESTMENT COMPANIES (3.5%)
United States (3.5%)
iShares MSCI Emerging Markets Index	21,580	3,604
Vanguard Emerging Markets ETF	31,260	3,652
Total Investment Companies (cost $4,816)		7,256

Total Security Lending Collateral (cost $13,530)		13,530
Total Investment Securities (cost $196,854) #		$213,335

The notes to the financial statements are an integral part of this report.

SWAP AGREEMENTS

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a fixed rate equal to 3.07% and the Fund will pay a floating rate based on U.K. Retail Price Index. Counterparty: Deutsche Bank AG	01/29/37	GBP	$4,000	$(654)

Receive a fixed rate equal to 3.10% and the Fund will pay a floating rate based on U.K. Retail Price Index. Counterparty: Goldman Sachs International	01/22/37	GBP	4,000	(611)

Receive a fixed rate equal to 3.10% and the Fund will pay a floating rate based on U.K. Retail Price Index. Counterparty: Deutsche Bank AG	06/29/37	GBP	4,000	(235)

Receive a fixed rate equal to 5.21% and the Fund will pay a floating rate based on 6-month Great British Pound-LIBOR. Counterparty: Deutsche Bank AG	06/29/37	GBP	3,000	(330)

Receive a floating rate based on 6-month CHF LIBOR and the Fund will pay a fixed rate equal to 3.29%. Counterparty: Deutsche Bank AG	08/23/17	CHF	5,000	17

Receive a floating rate based on 6-month Great British Pound-LIBOR and the Fund will pay a fixed rate equal to 5.12%. Counterparty: Deutsche Bank AG	07/27/37	GBP	1,000	(81)

Receive a floating rate based on the 3-month LIBOR and the Fund will pay a fixed rate equal to 2.50%. Counterparty: Deutsche Bank AG	01/26/37	JPY	200,000	17

Receive a floating rate based on the 3-month LIBOR and the Fund will pay a fixed rate equal to 2.57%. Counterparty: Goldman Sachs International	02/02/37	JPY	450,000	(23)

The notes to the financial statements are an integral part of this report.

				Net Unrealized
	Expiration	Notional		Appreciation
	Date	Amount		(Depreciation)
Receive a floating rate based on the 3-month LIBOR and the Fund will pay a fixed rate equal to 2.87%. Counterparty: Deutsche Bank AG	01/24/17	CHF	$1,000	$29

Receive a floating rate based on the 3-month LIBOR and the Fund will pay a fixed rate equal to 4.59%. Counterparty: Deutsche Bank AG	01/22/37	GBP	3,000	267

Receive a floating rate based on the 3-month LIBOR and the Fund will pay a fixed rate equal to 4.72%. Counterparty: Goldman Sachs International	01/29/37	GBP	3,000	144

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.EM. 6 Year Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 1.40%. Counterparty: Goldman Sachs International	12/20/11		16,000	101

Receive from the Counterparty, in the event of default on any of the securities in the Dow Jones CDX.HY-8 Index, the remaining interest payments on those defaulted securities and the Fund will pay a fixed rate equal to 2.75%. Counterparty: Goldman Sachs International	06/20/12		15,000	729

Receive a floating rate based on the 3-month LIBOR minus 5bp and the Fund will pay a floating based on the monthly performance of the EURO STOXX50 Price Index (SX5E). Counterparty: Goldman Sachs International	1/25/2012	EUR	10,120	(443)
Total Swap Agreements (Premium $1,445)			$719,120	(1,073)

The notes to the financial statements are an integral part of this report.

FUTURES CONTRACTS:

				Net Unrealized
		Settlement		Appreciation
	Contracts (•)	Date	Amount	(Depreciation)
10 Year Australia Long Bond	85	12/15/2007	$7,770	$(184)
10 Year Canadian Bond	10	12/17/2007	1,187	6
10 Year Japan Bond	(15)	12/20/2007	(17,694)	(86)
10-Year U.S. Treasury Note	(239)	12/31/2007	(26,294)	(241)
Amsterdam Index	12	11/17/2007	1,903	q
CAC-40 Index	(183)	11/16/2007	(15,470)	(101)
DAX Index	(82)	12/19/2007	(23,903)	(663)
DJ Euro STOXX 50 Index	(13)	12/15/2007	(847)	(13)
Euro-Bund	(7)	12/10/2007	(1,148)	(1)
FTSE 100 Index	(62)	12/16/2007	(8,692)	(295)
FTSE/ JSE Index	(121)	12/20/2007	(5,343)	(465)
Hang Seng Index	(16)	11/29/2007	(3,227)	(102)
H-Shares Index	(85)	11/29/2007	(10,964)	(96)
IBEX 35 Index	(21)	11/21/2007	(4,819)	(188)
Long Gilt	(33)	12/30/2007	(7,356)	(40)
MSCI SING IX ETS	(34)	11/29/2007	(2,170)	(15)
MSCI Taiwan Index	(20)	11/29/2007	(766)	(12)
NIKKEI 225 OSE	(105)	12/07/2007	(15,219)	(679)
OMXS30 Index	(222)	11/24/2007	(4,137)	(29)
S&P 500 Index	(123)	12/14/2007	(47,813)	(1,304)
S&P MIB Index	(14)	12/21/2007	(4,120)	(41)
S&P TSE 60 Index	(79)	12/20/2007	(14,182)	(701)
SPI 200 Index	(77)	12/20/2007	(12,121)	(887)
			$(215,425)	$(6,137)

FORWARD FOREIGN CURRENCY CONTRACTS:

			Amount in	Net Unrealized
	Bought	Settlement	U.S. Dollars	Appreciation
Currency	(Sold)	Date	Bought(Sold)	(Depreciation)
Australian Dollar	2,270	01/23/2008	$2,000	$94
Australian Dollar	(16,080)	01/23/2008	(13,960)	(873)
Brazil Real	(7,430)	01/24/2008	(4,012)	(215)
Canadian Dollar	(19,150)	01/23/2008	(18,407)	(1,763)
Euro Dollar	4,090	01/23/2008	5,679	243
Euro Dollar	(60,475)	01/23/2008	(83,682)	(3,894)
Japanese Yen	1,683,000	01/23/2008	14,201	533
Malaysian Ringgit	12,909	01/24/2008	3,831	50
Mexican Peso	22,980	01/23/2008	2,088	46
New Zealand Dollar	(6,045)	01/23/2008	(4,712)	101
Norwegian Krone	(6,850)	01/23/2008	(1,198)	(70)
Republic of Korea Won	(2,431,000)	01/24/2008	(2,658)	(49)
Saudi Arabian Riyal	15,560	01/23/2008	4,166	(2)
Singapore Dollar	6,155	01/23/2008	4,116	155
South African Rand	(8,750)	01/23/2008	(1,226)	(95)
Swedish Krona	109,300	01/23/2008	16,583	621
Swiss Franc	23,420	01/23/2008	19,720	588
Taiwan Dollar	479,800	01/24/2008	14,793	135
United Kingdom Pound	1,215	01/23/2008	2,457	60
United Kingdom Pound	(32,655)	01/23/2008	(66,248)	(1,405)
			$(106,469)	$(5,740)

The notes to the financial statements are an integral part of this report.

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

					Net Unrealized
				Settlement	Appreciation
Currency Bought		Currency Sold		Date	(Depreciation)
Japanese Yen	492,523	Euro Dollar	3,075	01/23/2008	$(141)
Japanese Yen	538,750	New Zealand Dollar	6,250	01/23/2008	(51)
New Zealand Dollar	6,045	Japanese Yen	528,786	01/23/2008	(19)
					$(211)

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	10.8%	$23,026
Pharmaceuticals	7.0%	14,982
Oil, Gas & Consumable Fuels	6.8%	14,548
Capital Markets	6.3%	13,407
Insurance	4.6%	9,899
Wireless Telecommunication Services	3.1%	6,662
Diversified Telecommunication Services	3.1%	6,590
Software	3.0%	6,483
Electric Utilities	3.0%	6,392
Semiconductors & Semiconductor Equipment	3.0%	6,349
Media	2.7%	5,837
Diversified Financial Services	2.4%	5,054
Energy Equipment & Services	2.3%	4,888
Food & Staples Retailing	2.3%	4,877
Industrial Conglomerates	2.2%	4,704
Machinery	2.0%	4,197
Hotels, Restaurants & Leisure	1.8%	3,910
Communications Equipment	1.7%	3,580
Beverages	1.6%	3,427
Health Care Providers & Services	1.5%	3,263
Automobiles	1.5%	3,227
Auto Components	1.4%	3,046
Computers & Peripherals	1.4%	2,934
Health Care Equipment & Supplies	1.2%	2,602
Road & Rail	1.2%	2,525
Biotechnology	1.2%	2,445
Specialty Retail	1.1%	2,384
Internet Software & Services	1.0%	2,149
Air Freight & Logistics	1.0%	2,092
IT Services	0.8%	1,701
Food Products	0.7%	1,566
Trading Companies & Distributors	0.7%	1,561
Chemicals	0.7%	1,529
Paper & Forest Products	0.7%	1,453
Construction Materials	0.7%	1,437
Aerospace & Defense	0.6%	1,325
Household Products	0.6%	1,235
Building Products	0.6%	1,228
Household Durables	0.5%	969
Tobacco	0.4%	914
Metals & Mining	0.4%	775
Real Estate Management & Development	0.3%	724
Commercial Services & Supplies	0.3%	672
Consumer Finance	0.3%	670
Life Sciences Tools & Services	0.3%	646
Airlines	0.3%	635

The notes to the financial statements are an integral part of this report.

	Percentage of
(unaudited)	Total Investments	Value
Thrifts & Mortgage Finance	0.3%	$522
Real Estate Investment Trusts	0.2%	494
Textiles, Apparel & Luxury Goods	0.2%	485
Marine	0.2%	478
Electronic Equipment & Instruments	0.2%	477
Multiline Retail	0.2%	466
Diversified Consumer Services	0.2%	462
Office Electronics	0.2%	394
Electrical Equipment	0.2%	317
Multi-Utilities	0.2%	303
Internet & Catalog Retail	0.1%	287
Containers & Packaging	0.1%	282
Gas Utilities	0.1%	146
Construction & Engineering	0.1%	89
Personal Products	0.0%	84
Investment Securities, at value	93.6%	199,805
Short-Term Investments	6.4%	13,530
Total Investments	100.0%	$213,335

NOTES TO SCHEDULE OF INVESTMENTS

^                           At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $13,116.

‡                         Non Income Producing

•                          Contract Amounts are not in thousands

2                         At October 31, 2007, $22,213 was on deposit with broker to cover margin requirements for open futures contracts.

#                         Aggregate cost for federal income tax purposes is $197,689.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $22,207 and $6,562, respectively.  Net unrealized appreciation for tax purposes is $15,645.

q                         Value is less than $1

DEFINITONS

REIT Real Estate Investment Trust

The notes to the financial statements are an integral part of this report.

TA IDEX UBS Large Cap Value

MARKET ENVIRONMENT

Despite periods of market volatility, the fiscal year ended October 31, 2007 was a rewarding one for large-cap value investors. During that period, the Russell 1000 Value Index (“Russell 1000 Value”) gained 10.83%. Strong stock selection helped the portfolio outperform the Russell 1000 Value during the fiscal year.

After a slow start, the US economy appeared to strengthen during the twelve-month reporting period. First quarter 2007 US gross domestic product (“GDP”) came in at only 0.6%—the slowest growth rate in the US since the fourth quarter of 2002. The stumble was attributed to a variety of factors, including ongoing troubles in the housing market and tepid business spending. The economy then picked up steam in the second quarter—GDP posted a solid 3.8% growth rate—boosted by improving manufacturing activity. To date, the Commerce Department is reporting an advance estimate for third quarter GDP growth of 6.9%. Despite the weak housing market, issues related to sub-prime mortgages and tighter credit conditions, strong consumer spending and an increase in exports is continuing to support the economy.

US equities generally posted positive returns during the first half of the fiscal year. Over this time, the market was helped by strong corporate profits, an active merger and acquisition (“M&A”) environment and hopes that the Federal Reserve Board (“Fed”) would lower short-term interest rates. The market then weakened significantly in June and July 2007. Ongoing weakness in the housing market, rising sub-prime mortgage defaults and a severe credit crunch caused the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) to fall nearly 5%. Stock prices rebounded in late August 2007, as expectations shifted that the Fed would lower interest rates. The Fed, in fact, did so in September and October, and the market continued to climb upward. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.).

PERFORMANCE

For the year ended October 31, 2007, TA IDEX UBS Large Cap Value, Class I returned 12.48%.  By comparison its benchmark, the Russell 1000 Value, returned 10.83%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.81%.

STRATEGY REVIEW

The portfolio seeks to maximize total return, consisting of capital appreciation and current income. To pursue this objective, the portfolio invests in the stocks of US large capitalization companies, which we define as those with a market capitalization of at least $3 billion. As the portfolio’s advisor, we generally focus on identifying what we believe are discrepancies between a security’s fundamental value and its market price when selecting securities for the portfolio. We base our estimates of a security’s fundamental value on economic, industry and company analysis, as well as on a company’s management team, competitive advantage and core competencies. Through this process, we aim to construct a portfolio with attractive relative price/value characteristics.

Strong stock selection drove the portfolio’s outperformance during the fiscal year. In terms of individual stocks, Medco Health Solutions, Inc., Costco Wholesale Corporation, Mellon Financial Corporation, Johnson Controls, Inc. and Merck & Co., Inc. were the greatest contributors to portfolio performance. On the downside, Sprint Nextel Corporation, Symantec Corporation, Omnicom Group Inc. and Burlington Northern Santa Fe Corporation were the largest detractor’s from performance.

In terms of industry exposures, the portfolio’s leading contributors to performance were its overweight positions in the motor vehicle and parts, oil services and the electric utility industries. In contrast, its underweight in energy reserves and oil refining stocks, as well as an overweight in banks, detracted from results.

John Leonard

Thomas M. Cole

Thomas Digenan

Scott Hazen

Co-Portfolio Managers

UBS Global Asset Management (Americas) Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date

Class I (NAV)	12.48%	13.78%	11/8/04
Russell 1000 Value (1)	10.83%	13.50%	11/8/04

NOTES

(1) The Russell 1000 Value (Russell 1000 Value) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,025.27	0.81%	$4.12
Hypothetical (b)	1,000.00	1,021.06	0.81	4.12

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (1.7%)
Panama (1.7%)
Carnival Corp. ^	318,500	$15,282
Total Preferred Stocks (cost $15,156)		15,282

COMMON STOCKS (94.6%)
Cayman Islands (1.2%)
GlobalSantaFe Corp.	125,500	10,169
United States (93.4%)
Aflac, Inc.	172,000	10,798
Allstate Corp. (The)	94,600	4,957
American Electric Power Co., Inc.	347,400	16,748
Anheuser-Busch Cos., Inc.	187,200	9,600
AT&T, Inc.	507,500	21,208
Bank of America Corp.	256,700	12,394
Bank of New York Mellon Corp.	446,155	21,795
BorgWarner, Inc.	147,500	15,592
Bristol-Myers Squibb Co.	380,700	11,417
Burlington Northern Santa Fe Corp.	201,000	17,517
Cephalon, Inc. ‡^	60,300	4,447
Chevron Corp.	341,100	31,214
Citigroup, Inc.	830,000	34,777
City National Corp.	65,200	4,408
Comcast Corp. Class A ‡	417,300	8,784
Constellation Brands, Inc. Class A ‡	256,400	6,441
Costco Wholesale Corp.	184,300	12,396
Discover Financial Services	284,200	5,485
Ensco International, Inc.	134,700	7,475
Exelon Corp.	315,700	26,134
Exxon Mobil Corp.	358,400	32,969
FedEx Corp.	130,400	13,476
Fifth Third Bancorp	521,400	16,309
Fortune Brands, Inc.	95,600	8,008
Freddie Mac	139,200	7,270
General Electric Co.	1,089,100	44,827
Halliburton Co.	339,500	13,383
Harley-Davidson, Inc.	104,300	5,371
Hartford Financial Services Group, Inc.	144,500	14,021
Illinois Tool Works, Inc.	332,200	19,022
Johnson & Johnson	198,500	12,936
Johnson Controls, Inc.	533,400	$23,320
JPMorgan Chase & Co.	526,600	24,750
Lockheed Martin Corp.	59,200	6,514
Masco Corp.	480,900	11,580
Medco Health Solutions, Inc. ‡	154,900	14,620
Merck & Co., Inc.	373,300	21,748
Microsoft Corp.	510,600	18,795
Morgan Stanley	508,600	34,208
News Corp. Class A	418,800	9,075
NiSource, Inc.	264,300	5,405
Northeast Utilities	354,700	10,935
Northern Trust Corp.	166,900	12,553
Northrop Grumman Corp.	120,600	10,085
Omnicom Group, Inc.	229,200	11,685
PACCAR, Inc.	178,000	9,890
Peabody Energy Corp.	116,800	6,512
Pepco Holdings, Inc.	276,500	7,878
PNC Financial Services Group, Inc.	176,400	12,729
RH Donnelley Corp. ‡^	111,700	6,127
Sempra Energy	148,900	9,159
Sprint Nextel Corp.	921,763	15,762
Symantec Corp. ‡	667,700	12,539
UnitedHealth Group, Inc.	66,900	3,288
Wells Fargo & Co.	1,014,900	34,517
Wyeth	370,700	18,027
Total Common Stocks (cost $752,004)		833,049

	Shares	Value
INVESTMENT COMPANIES (1.8%)
United States (1.8%)
SPDR Trust Series 1 Series T, Class T ^	102,500	15,852
Total Investment Companies (cost $15,436)		15,852

Total Security Lending Collateral (cost $33,291) ±		33,291
Total Investment Securities (cost $815,887) #		$897,474

NOTES TO SCHEDULE OF INVESTMENTS

^         At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $32,455.

±        Cash collateral for the Repurchase Agreements, valued at $6,076, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡        Non Income Producing

#        Aggregate cost for federal income tax purposes is $816,294.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $106,804 and $25,624, respectively.  Net unrealized appreciation for tax purposes is $81,180.

The notes to the financial statements are an integral part of this report.

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Commercial Banks	10.0%	$89,757
Electric Utilities	8.5%	76,259
Diversified Financial Services	8.0%	71,921
Oil, Gas & Consumable Fuels	7.9%	70,695
Pharmaceuticals	7.1%	64,129
Capital Markets	7.0%	62,613
Industrial Conglomerates	5.0%	44,827
Auto Components	4.3%	38,913
Media	4.0%	35,671
Software	3.5%	31,335
Energy Equipment & Services	3.5%	31,027
Insurance	3.3%	29,776
Machinery	3.2%	28,911
Diversified Telecommunication Services	2.4%	21,208
Health Care Providers & Services	2.0%	17,908
Road & Rail	1.9%	17,517
Aerospace & Defense	1.8%	16,599
Beverages	1.8%	16,040
Wireless Telecommunication Services	1.8%	15,762
Hotels, Restaurants & Leisure	1.7%	15,282
Air Freight & Logistics	1.5%	13,476
Food & Staples Retailing	1.4%	12,396
Building Products	1.3%	11,580
Household Durables	0.9%	8,008
Thrifts & Mortgage Finance	0.8%	7,270
Consumer Finance	0.6%	5,485
Automobiles	0.6%	5,371
Biotechnology	0.5%	4,447
Investment Securities, at value	96.3%	864,183
Short-Term Investments	3.7%	33,291
Total Investments	100.0%	$897,474

The notes to the financial statements are an integral part of this report.

TA IDEX Van Kampen Emerging Markets Debt

MARKET ENVIRONMENT

During the twelve-month period ending October 31, 2007, emerging markets debt as measured by the J.P. Morgan Emerging Markets Bond Index (“EMBI Global”) returned 8.05%. Spreads on U.S. dollar-denominated external debt ended the twelve-month period in very close proximity to their starting point. The average spread of emerging markets bonds ended the period at +201 basis points above U.S. Treasury bonds. Interest rates on short-dated U.S. Treasury bonds declined substantially during the year ended October 31, 2007, as the Federal Reserve Board cut interest rates in the wake of a deceleration in U.S. economic activity and mortgage credit concerns during the summer of 2007.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Van Kampen Emerging Markets Debt, Class I returned 9.94%.  By comparison its benchmark, the EMBI Global, returned 8.05%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.03%.

STRATEGY REVIEW

Most emerging market local currency assets outperformed external debt handily during the period. The portfolio benefited specifically from domestic debt and currency exposure to Turkey, Brazil, and Mexico, which added significantly to performance relative to the EMBI Global during the one-year period ending October 31, 2007. In Turkey, disinflation, robust foreign direct investment flows, orderly democratic elections, and prudent fiscal and monetary management were key themes during the period. The Turkish lira gained 20% versus the U.S. dollar. In Brazil, continued reserve accumulation, a strong trade balance, and attractive real interest rates helped spur the currency by 19%. During the period, Moody’s and Standard & Poor’s (“S&P”) upgraded the country’s long-term external debt credit rating to Ba1 and BB+, respectively. In Mexico, local and external debt assets were buoyed by the passing of tax and pension reform, continued retirement of external debt, and the market’s increasing confidence in the central bank’s ability and conviction to combat inflation. S&P upgraded the country’s long-term external debt rating to BBB+ during the one-year period.

Within the portfolio’s external debt exposure, a consistent overweight in the Philippines aided relative returns on the back of ongoing fiscal improvements and a declining trade deficit. In Venezuela, an aggregate underweight and security selection – particularly an overweight in the midsection of the yield curve – aided relative returns amid a sell-off in external debt. Supply concerns, nationalization of oil assets, and President Chavez’s continued anti-West rhetoric overwhelmed the positive impact of higher oil prices. In Indonesia, the portfolio’s exposure to corporate debt, which underperformed sovereign assets, detracted from relative returns. Indonesia’s external debt credit rating was upgraded to Ba3 by Moody’s during the period.

Abigail L. McKenna

Eric J. Baurmeister

Federico L. Kaune

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	9.94%	10.04%	11/8/04
JPMorgan Emerging Markets Bond Index EMBI Global(1)	8.05%	10.01%	11/8/04

NOTES

(1) The J.P.Morgan Emerging Markets Bond (EMBI Global) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Investing in emerging markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)
Class I
Actual	$1,000.00	$1,033.71	1.01%	$5.16
Hypothetical (b)	1,000.00	1,020.06	1.01	5.13

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Region

At October 31, 2007

This chart shows the percentage breakdown by region of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Principal		Value
FOREIGN GOVERNMENT OBLIGATIONS (63.8%)
Arab Republic of Egypt -144A
8.75%, due 07/18/2012	EGP	13,120	$2,439
Argentina Government International
8.28%, due 12/31/2033		$4,291	4,345
Argentine Republic
Zero Coupon, due 04/10/2049 *,(2)		2,310	1,094
Zero Coupon, due 12/15/2035 *		64,362	2,254
5.83%, due 12/31/2033		10,839	4,313
8.28%, due 12/31/2033		120	105
Argentine Republic
Zero Coupon, due 12/15/2035 *		306	38
Mexican Bonos
8.00%, due 12/17/2015	MXN	56,480	5,314
Mexico Government International Bond
6.75%, due 09/27/2034		4,387	4,907
Republic of Brazil
8.00%, due 01/15/2018		8,461	9,476
8.88%, due 10/14/2019 – 04/15/2024		4,833	6,168
10.00%, due 08/07/2011		9,250	11,068
10.50%, due 07/14/2014		2,580	3,299
11.00%, due 08/17/2040		5,260	7,067
Republic of Bulgaria , Reg S
8.25%, due 01/15/2015		3,750	4,421
Republic of Colombia
7.38%, due 09/18/2037		3,110	3,552
8.25%, due 12/22/2014		2,200	2,512
Republic of Colombia
11.75%, due 02/25/2020		2,100	3,134
Republic of Ecuador , Reg S
9.38%, due 12/15/2015		1,590	1,590
10.00%, due 08/15/2030		1,760	1,681
Republic of Ivory Coast, (2)
3.00%, due 03/30/2018 *		3,495	1,258
Republic of Panama
7.13%, due 01/29/2026		2,720	2,999
7.25%, due 03/15/2015		1,220	1,336
9.38%, due 04/01/2029		300	408
9.63%, due 02/08/2011		1,476	1,660
Republic of Peru
8.38%, due 05/03/2016		2,200	2,590
8.75%, due 11/21/2033		3,190	4,259
9.88%, due 02/06/2015		1,180	1,475
Republic of the Philippines
8.88%, due 03/17/2015		8,020	9,424
9.00%, due 02/15/2013		3,930	4,519
9.50%, due 02/02/2030		12,772	17,162
Republic of Turkey
6.75%, due 04/03/2018		6,048	6,139
7.00%, due 09/26/2016		4,120	4,311
11.88%, due 01/15/2030		2,500	3,971
Republic of Venezuela
5.75%, due 02/26/2016		1,640	1,410
8.50%, due 10/08/2014		$2,100	$2,158
9.25%, due 09/15/2027		5,270	5,776
10.75%, due 09/19/2013		4,930	5,514
Russian Federation , Reg S
7.50%, due 03/31/2030		6,782	7,640
11.00%, due 07/24/2018		2,820	3,995
12.75%, due 06/24/2028		3,470	6,244
State of Qatar , Reg S
9.75%, due 06/15/2030		1,220	1,827
Ukraine Government -144A
6.58%, due 11/21/2016		3,010	3,059
United Mexican States
8.38%, due 01/14/2011		3,367	3,737
9.50%, due 12/18/2014	MXN	159,990	16,268
United Mexican States
5.63%, due 01/15/2017		4,500	4,565
Total Foreign Government Obligations (cost $189,810)			202,481

ASSET-BACKED SECURITIES (0.5%)
Netherlands (0.5%)
Tjiwi Kimia Finance BV , Reg S 144A
6.00%, due 04/28/2015		1,885	1,612
Total Asset-Backed Securities (cost $1,628)			1,612

CORPORATE DEBT SECURITIES (19.6%)
Cayman Islands (0.7%)
Banco ABN AMRO Real SA/Cayman
Island -144A
15.86%, due 12/13/2007	BRL	4,000	2,299
Chile (1.4%)
Empresa Nacional de Petroleo Enap , Reg S 144A
6.75%, due 11/15/2012		4,300	4,525
Luxembourg (7.0%)
GAZ Capital for Gazprom -144A
6.21%, due 11/22/2016		5,743	5,663
8.63%, due 04/28/2034		4,480	5,682
RSHB Capital SA for OJSC Russian
Agricultural Bank -144A
6.30%, due 05/15/2017		1,527	1,447
7.18%, due 05/16/2013		4,580	4,723
Tnk-BP Finance SA -144A
7.88%, due 03/13/2018		4,769	4,715
Mexico (0.7%)
Pemex Project Funding Master Trust -144A
8.63%, due 12/01/2023		1,750	2,256

The notes to the financial statements are an integral part of this report.

	Principal		Value
CORPORATE DEBT SECURITIES (19.6%)
Netherlands (2.4%)
Pindo Deli Finance BV , Reg S 144A
Zero Coupon, due 04/28/2025		$10,915	$1,201
5.97%, due 04/28/2018 *		1,500	742
6.00%, due 04/28/2015 – 04/28/2018 *		2,658	1,625
Tjiwi Kimia Finance BV , Reg S 144A
Zero Coupon, due 04/28/2027 *		2,545	280
6.00%, due 04/28/2015 – 04/28/2018 *		7,133	3,832
Trinidad and Tobago (1.1%)
National Gas Co. of Trinidad & Tobago, Ltd. , Reg S 144A
6.05%, due 01/15/2036		3,406	3,297
United States (6.3%)
JPMorgan Chase & Co. -144A
7.00%, due 06/28/2017	RUB	78,000	3,020
Pemex Proj FDG Master TR-Regs 144A
5.75%, due 03/01/2018		6,220	6,273
Pemex Project Funding Master Trust , Reg S 144A
6.99%, due 06/15/2010 *		5,450	5,537
9.13%, due 10/13/2010		4,500	5,008
Total Corporate Debt Securities (cost $64,607)			62,125
STRUCTURED NOTES (5.0%)
Republic of Brazil Credit Linked Note
6.00%, due 05/18/2009		$4,448	$6,153
Brazil (2.1%)
JPMorgan Chase & Co.
Zero Coupon, due 01/03/2012	BRL	11,610	6,533
Cayman Islands (1.0%)
Republic of Brazil Credit Linked Note (Banco ABN Amro Real SA, Grand Cayman Branch) , Reg S 16.20%, due 02/22/2010	BRL	5,060	3,156
Total Structured Notes (cost $12,128)			15,842

	Shares	Value
WARRANTS (0.0%)
Mexico (0.0%)
United Mexican States
Expiration: 11/07/2007, Exercise Price $0.00	4,588	2
Total Warrants (cost $175)		2
Total Investment Securities (cost $268,348) #		$282,062

NOTES TO SCHEDULE OF INVESTMENTS

*                         Floating or variable rate note. Rate is listed as of October 31, 2007.

2                         In Default

Ž                         The security has a perpetual maturity. The date shown is the next call date.

#                       Aggregate cost for federal income tax purposes is $269,369.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $16,857 and $4,165, respectively.  Net unrealized appreciation for tax purposes is $12,692.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, these securities aggregated $36,873 or 11.62% of net assets of the Fund.

BRL	Brazil Real
EGP	Egypt Pound
MXN	Mexico nuevo peso
RUB	Russia Ruble

The notes to the financial statements are an integral part of this report.

	Percentage of
(unaudited)	Total Investments	Value
INVESTMENTS BY INDUSTRY:
Sovereign Government Obligation	76.3%	$215,169
Oil, Gas & Consumable Fuels	12.4%	34,944
Commercial Banks	5.8%	16,340
Paper & Forest Products	2.7%	7,680
Diversified Financial Services	2.2%	6,317
Asset-Backed Securities	0.6%	1,612
Investment Securities, at value	100.0%	282,062
Total Investments	100.0%	$282,062

The notes to the financial statements are an integral part of this report.

TA IDEX Van Kampen Mid-Cap Growth

MARKET ENVIRONMENT

The twelve-month period ended October 31, 2007 began on a high note. Overall, stocks rallied strongly though year end 2006, as the Federal Reserve Board (“Fed”) continued to leave the target federal funds rate (“fed funds rate”) unchanged, inflation remained under control, consumer spending was decent, and the pace of merger and acquisition and private equity activities fueled optimistic investor sentiment. However, within the first few months of 2007, the burgeoning crisis in the sub-prime mortgage market (i.e., loans made to riskier, less credit worthy consumers) disrupted stocks’ climb. By summer, the still rising levels of loan defaults and home foreclosures led to a full collapse of the sub-prime mortgage market, causing the bankruptcies of a number mortgage lenders and several hedge funds invested in sub-prime mortgage-backed securities. Credit began tightening across the board, removing much of the low-cost liquidity that had helped support the leveraged buyout boom and stocks’ robust gains for the past several years. In addition, consumers became more cautious on spending, as gasoline prices increased and the housing market continued to languish. The market in July and August was highly volatile, as investors began to reassess risk and rotated into areas of the market they believed to be “safe havens.” Beginning in mid-August, the Fed lowered both the discount rate (the rate at which member banks borrow from the central bank) and the fed funds rate in a series of adjustments that helped stabilize the markets and injected much-needed liquidity into the financial system. Although stocks did turn upward in September and October, investors found little solace in September’s weak economic data reports, the multi-billion dollar losses expected at the largest financial companies, and anticipated further market volatility in the weeks ahead.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Van Kampen Mid-Cap Growth, Class I returned 37.32%.  By comparison its benchmark, the Russell Midcap Growth Index (“Russell Midcap Growth”), returned 19.72%. For the year ended October 31, 2007, the net expense ratio of the Fund was 0.90%.

STRATEGY REVIEW

Throughout the reporting period, we used our intensive fundamental research process to seek high-quality growth companies. Our investment discipline favors companies that have high barriers to entry, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

As of the end of the reporting period, consumer discretionary represented the largest weight and sector overweight relative to the Russell Midcap Growth. Financial services and health care were the next largest absolute weights in the portfolio, although both sectors were underweight relative to the Russell Midcap Growth.

The portfolio outperformed the Russell Midcap Growth for the twelve-month period ended October 31, 2007. The most significant contributor to performance came from security selection in the consumer discretionary sector. In particular, investment in hotel/motel, retail, commercial services, education services, consumer electronics and communications and media companies greatly benefited relative returns. An underweight allocation and stock selection within the technology sector (mainly in computer software services firms) were also advantageous to performance. The health care sector also added to relative returns through an underweight allocation coupled with security selection in the medical and dental instruments and supplies and health care services segments.

The most significant detractors to performance included the materials and processing sector, where an underweight allocation and stock selection in real estate companies, an avoidance of metal fabricating firms and a single holding in an engineering and contracting services company hurt relative returns. Additionally, stock selection and an underweight allocation in the other energy sector negatively impacted returns. Here, our avoidance of oil well equipment companies as well as gas pipeline and coal companies greatly dampened overall performance.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	37.32%	21.08%	1/3/06
Russell Midcap Growth (1)	19.72%	14.77%	1/3/06

NOTES

(1) The Russell Midcap Growth (Russell Midcap Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares,when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratio	Period (a)

Class I
Actual	$1,000.00	$1,213.37	0.89%	$4.95
Hypothetical (b)	1,000.00	1,020.66	0.89	4.52

(a)  Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)  5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS (2.9%)
Media (2.9%)
Aeroplan Income Fund	151,497	$3,573
Total Preferred Stock (cost $2,444)		3,573

COMMON STOCKS (93.1%)
Air Freight & Logistics (4.2%)
CH Robinson Worldwide, Inc.	54,878	2,739
Expeditors International Washington,	50,732	2,570
Airlines (1.3%)
UAL Corp. ‡^	34,117	1,634
Capital Markets (1.6%)
Calamos Asset Management, Inc. Class A	57,485	1,956
Chemicals (2.0%)
Nalco Holding Co.	101,792	2,531
Commercial Services & Supplies (7.4%)
ChoicePoint, Inc. ‡	41,460	1,630
Corporate Executive Board Co. ^	41,115	2,929
Monster Worldwide, Inc. ‡	53,307	2,163
Stericycle, Inc. ‡	44,910	2,620
Construction & Engineering (0.9%)
Aecom Technology Corp. ‡	31,608	1,067
Construction Materials (1.0%)
Texas Industries, Inc.	16,690	1,219
Diversified Consumer Services (3.2%)
Apollo Group, Inc. Class A ‡	38,757	3,072
Weight Watchers International, Inc.	18,083	927
Diversified Financial Services (5.8%)
Glg Partners, Inc. ‡^	73,587	974
IntercontinentalExchange, Inc. ‡^	14,555	2,594
Leucadia National Corp. ^	44,737	2,267
Moody’s Corp. ^	33,949	1,484
Electrical Equipment (1.1%)
First Solar, Inc. ‡^	8,549	1,358
Electronic Equipment & Instruments (1.0%)
Itron, Inc. ‡^	12,227	1,314
Gas Utilities (1.5%)
Questar Corp.	32,484	1,854
Health Care Equipment & Supplies (1.8%)
GEN-Probe, Inc. ‡	32,270	2,260
Hotels, Restaurants & Leisure (9.2%)
Chipotle Mexican Grill, Inc. Class B ‡	15,929	1,964
Choice Hotels International, Inc. ^	24,614	954
Ctrip.Com International, Ltd.	32,279	1,819
Wendy’s International, Inc.	38,648	1,344
Wynn Resorts, Ltd.	33,432	5,397
Household Durables (0.7%)
NVR, Inc. ‡^	1,801	857
Insurance (1.1%)
Alleghany Corp. ‡^	3,556	1,398
Internet & Catalog Retail (0.1%)
Alibaba.Com, Ltd. ‡ @	68,500	119
Internet Software & Services (10.5%)
Baidu.Com ‡^	9,907	3,789
Equinix, Inc. ‡^	22,596	2,636
NHN Corp. ‡	8,020	$2,547
Savvis, Inc. ‡^	24,877	940
Tencent Holdings, Ltd.	390,000	3,306
IT Services (4.6%)
Global Payments, Inc.	36,714	1,746
Iron Mountain, Inc. ‡	51,760	1,798
Mastercard, Inc. Class A	11,586	2,196
Life Sciences Tools & Services (3.8%)
Illumina, Inc. ‡^	44,443	2,495
Techne Corp. ‡	35,479	2,315
Media (4.5%)
Discovery Holding Co. Class A ‡	61,975	1,767
Focus Media Holding, Ltd. ‡^	25,566	1,585
Grupo Televisa SA	91,798	2,281
Oil, Gas & Consumable Fuels (7.4%)
Southwestern Energy Co. ‡	56,840	2,940
Ultra Petroleum Corp. ‡	89,413	6,336
Real Estate Management & Development (2.9%)
Brookfield Asset Management, Inc. Class A	45,186	1,843
Forest City Enterprises, Inc. Class A	30,557	1,739
Software (2.3%)
Autodesk, Inc. ‡	22,456	1,098
Salesforce.Com, Inc. ‡^	31,728	1,789
Specialty Retail (3.8%)
Abercrombie & Fitch Co. Class A ^	42,246	3,346
AutoZone, Inc. ‡	11,840	1,473
Textiles, Apparel & Luxury Goods (2.4%)
Lululemon Athletica, Inc. ‡^	33,342	1,774
Under Armour, Inc. Class A ‡^	19,034	1,185
Trading Companies & Distributors (2.6%)
LI & Fung, Ltd.	690,000	3,240
Transportation Infrastructure (1.3%)
Grupo Aeroportuario del Pacifico SA de	31,919	1,674
Wireless Telecommunication Services (3.1%)
Crown Castle International Corp. ‡	39,918	1,639
NII Holdings, Inc. ‡	39,241	2,276
Total Common Stocks (cost $95,286)		116,767

Total Security Lending Collateral (cost $22,950) ±		22,950
Total Investment Securities (cost $120,680) #		$143,290

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS

^                         At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $22,268

±                         Cash collateral for the Repurchase Agreements, valued at $4,189, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡                         Non Income Producing

@                    Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.

#                         Aggregate cost for federal income tax purposes is $120,798.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $25,078 and $2,586, respectively.  Net unrealized appreciation for tax purposes is $22,492.

The notes to the financial statements are an integral part of this report.

TA IDEX Van Kampen Small Company Growth

MARKET ENVIRONMENT

The twelve-month period ended October 31, 2007 began on a high note. Overall, stocks rallied strongly though year end 2006, as the Federal Reserve Board (“Fed”) continued to leave the target federal funds rate (“fed funds rate”) unchanged, inflation remained under control, consumer spending was decent, and the pace of merger and acquisition and private equity activities fueled optimistic investor sentiment. However, within the first few months of 2007, the burgeoning crisis in the sub-prime mortgage market (i.e., loans made to riskier, less credit worthy consumers) disrupted stocks’ climb. By summer, the still rising levels of loan defaults and home foreclosures led to a full collapse of the sub-prime mortgage market, causing the bankruptcies of a number mortgage lenders and several hedge funds invested in sub-prime mortgage-backed securities. Credit began tightening across the board, removing much of the low-cost liquidity that had helped support the leveraged buyout boom and stocks’ robust gains for the past several years. In addition, consumers became more cautious on spending, as gasoline prices increased and the housing market continued to languish. The market in July and August was highly volatile, as investors began to reassess risk and rotated into areas of the market they believe to be “safe havens.” Beginning in mid-August, the Fed lowered both the discount rate (the rate at which member banks borrow from the central bank) and the fed funds rate in a series of adjustments that helped stabilize the markets and injected much-needed liquidity into the financial system. Although stocks did turn upward in September and October, investors found little solace in September’s weak economic data reports, the multi-billion dollar losses expected at the largest financial companies, and anticipated further market volatility in the weeks ahead.

PERFORMANCE

For the year ended October 31, 2007, TA IDEX Van Kampen Small Company Growth, Class I returned 14.96%.  By comparison its benchmark, the Russell 2000 Growth Index (“Russell 2000 Growth”), returned 16.73%. For the year ended October 31, 2007, the net expense ratio of the Fund was 1.01%.

STRATEGY REVIEW

Throughout the period, we used our intensive fundamental research process to seek high-quality growth companies. Our investment discipline favors companies that have high barriers to entry, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Our emphasis is on secular growth, and as a result, short-term market events are not as meaningful in the stock selection process.

At the end of the reporting period, consumer discretionary represented both the largest sector weight and overweight in the portfolio versus the Russell 2000 Growth. The technology and financial services sectors were the next largest absolute weights in the portfolio, although both sectors were underweight relative to the Russell 2000 Growth.

The portfolio underperformed the Russell 2000 Growth over the twelve-month period, and the sectors that contributed most significantly to performance were technology, financial services and producer durables. Within the technology sector, superior stock selection in computer software services and miscellaneous technology companies had the largest positive impact on relative returns. The financial services sector further added to the portfolio’s performance through security selection in the financial information services, real estate investment trusts (“REIT”s) and diversified financial services segments. Stock selection in homebuilding companies and telecommunication equipment firms in the producer durables sector was also advantageous to relative returns.

Still there were several areas of weakness for the portfolio. For instance, an overweight allocation in the integrated oils sector turned out to be the largest detractor to relative returns, offsetting gains made through positive stock selection. Poor stock selection in the utilities sector, particularly in wireless companies, coupled with an underweight allocation also dampened performance. The materials and processing sector further detracted from the portfolio due to investment in construction companies and an avoidance of metal fabricating companies.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2007

	1 Year	From Inception	Inception Date
Class I (NAV)	14.96%	14.32%	11/8/04
Russell 2000 Growth (1)	16.73%	13.54%	11/8/04

NOTES

(1) The Russell 2000 Growth (Russell 2000 Growth) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. From inception calculation is based on life of the Fund.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericaidex.com for performance data current to the most recent month-end.

Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. Investing in small cap stocks generally involves greater risks so an investment in the Fund may not be appropriate for everyone.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

This fund is only available in Class I shares, which are not available for direct investment by the public.

UNDERSTANDING YOUR FUND’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following Example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at May 1, 2007 and held for the entire period until October 31, 2007.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of fund shares. Therefore, the second line under the Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period (a)

Class I
Actual	$1,000.00	$1,069.89	1.01%	$5.26
Hypothetical (b)	1,000.00	1,020.06	1.01	5.13

(a)       Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

GRAPHICAL PRESENTATION OF SCHEDULE OF INVESTMENTS

By Sector

At October 31, 2007

This chart shows the percentage breakdown by sector of the Fund’s total investment securities.

SCHEDULE OF INVESTMENTS

At October 31, 2007

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS (94.9%)
Biotechnology (1.5%)
Alnylam Pharmaceuticals, Inc. ‡^	89,189	$2,817
Capital Markets (4.9%)
Greenhill & Co., Inc. ^	90,975	6,730
Pzena Investment Managm Class A ‡^	125,215	2,427
Commercial Services & Supplies (11.9%)
Advisory Board Co. (The) ‡	107,004	6,871
Corporate Executive Board Co.	40,215	2,865
Costar Group, Inc. ‡	95,531	5,493
IHS, Inc. Class A ‡	72,457	4,568
Viad Corp.	75,761	2,685
Construction Materials (1.7%)
Texas Industries, Inc.	44,530	3,253
Diversified Consumer Services (4.2%)
Strayer Education, Inc.	42,405	7,907
Diversified Financial Services (1.9%)
Endeavor Acquisition Corp. ‡^	140,625	1,730
Information Services Group ‡	236,388	1,782
Diversified Telecommunication Services (2.9%)
Cogent Communications Group, Inc. ‡	196,008	5,425
Electronic Equipment & Instruments (0.7%)
Echelon Corp. ‡^	62,904	1,387
Health Care Equipment & Supplies (0.3%)
Microbia Inc. ‡ § @	96,357	602
Hotels, Restaurants & Leisure (15.7%)
AFC Enterprises ‡	141,486	1,889
Ambassadors Group, Inc.	99,531	1,809
Ambassadors International, Inc. ^	57,890	1,184
BJ’s Restaurants, Inc. ‡	101,577	2,010
Ctrip.Com International, Ltd.	68,791	3,877
Gaylord Entertainment Co. ‡	114,751	6,252
Peet’s Coffee & Tea, Inc. ‡	61,837	1,686
PF Chang’s China Bistro, Inc. ‡^	111,523	3,246
Premier Exhibitions, Inc. ‡^	99,152	1,100
Vail Resorts, Inc. ‡^	105,813	6,422
Household Durables (1.8%)
Gafisa SA ‡^	95,857	3,418
Insurance (0.6%)
Greenlight Capital RE, Ltd. Class A ‡^	54,818	1,137
Internet & Catalog Retail (6.5%)
Blue Nile, Inc. ‡^	104,711	8,276
Gmarket, Inc. ‡	67,779	1,834
GSI Commerce, Inc. ‡	73,364	2,090
Internet Software & Services (7.6%)
Bankrate, Inc. ‡^	32,065	1,473
CNET Networks, Inc. ‡^	176,761	1,428
Comscore, Inc. ‡^	41,329	1,515
Equinix, Inc. ‡	49,400	5,763
Rediff.Com India, Ltd. ‡^	51,513	832
Vistaprint, Ltd. ‡	52,133	2,480
Websense, Inc. ‡	45,883	844
IT Services (0.8%)
Forrester Research, Inc. ‡	63,293	1,501
Leisure Equipment & Products (2.0%)
Aruze Corp.	85,700	$3,680
Life Sciences Tools & Services (5.8%)
Illumina, Inc. ‡	72,140	4,051
Techne Corp. ‡	105,907	6,909
Machinery (0.9%)
Middleby Corp. ‡	26,424	1,722
Media (7.0%)
Arbitron, Inc. ^	34,548	1,749
CKX, Inc. ‡	101,828	1,238
Dena Co., Ltd.	278	1,722
Interactive Data Corp.	183,510	5,898
Lakes Entertainment, Inc. ‡	55,865	464
Marvel Entertainment, Inc. ‡	85,513	2,115
Metals & Mining (1.4%)
Kaiser Aluminum Corp.	35,076	2,658
Oil, Gas & Consumable Fuels (1.7%)
Delta Petroleum Corp. ‡^	100,349	1,877
GMX Resources, Inc. ‡^	35,584	1,370
Paper & Forest Products (0.7%)
Deltic Timber Corp.	22,457	1,256
Real Estate Management & Development (0.7%)
Consolidated-Tomoka Land Co.	12,556	860
HouseValues, Inc. ‡^	97,837	382
Semiconductors & Semiconductor Equipment (1.1%)
Tessera Technologies, Inc. ‡	52,305	1,998
Software (2.8%)
Blackboard, Inc. ‡	68,690	3,428
Longtop Financial Techno-ADR ‡^	68,099	1,934
Specialty Retail (0.9%)
Citi Trends, Inc. ‡^	83,836	1,640
Select Comfort Corp. ‡	12,291	140
Textiles, Apparel & Luxury Goods (2.1%)
Iconix Brand Group, Inc. ‡	82,250	1,879
Lululemon Athletica, Inc. ‡^	38,288	2,038
Trading Companies & Distributors (0.7%)
Integrated Distribution Services Group,	351,000	1,372
Transportation Infrastructure (4.1%)
Grupo Aeroportuario del Pacifico SA de	91,458	4,797
Macquarie Infrastructure Co. LLC	72,120	3,012
Total Common Stocks (cost $144,448)		178,797

Total Security Lending Collateral (cost $47,638) ±		47,638
Total Investment Securities (cost $192,085) #		$226,435

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS

^                 At October 31, 2007, all or a portion of this security is on loan (see Note 1). The value at October 31, 2007, of all securities on loan is $46,021.

@            Securities valued as determined in good faith in accordance with procedures established by the Fund’s Board of Trustees.

±                 Cash collateral for the Repurchase Agreements, valued at $8,694, that serve as collateral for securities lending, are invested in corporate and government bonds with interest rates and maturity dates ranging from 0.00% - 8.125% and 11/14/2007 - 9/15/2037.

‡                  Non Income Producing.

§                 Illiquid.

#                 Aggregate cost for federal income tax purposes is $192,224.  Aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $42,706 and $8,495, respectively.  Net unrealized appreciation for tax purposes is $34,211.

DEFINITIONS

ADR    American Depositary Receipt

The notes to the financial statements are an integral part of this report.

STATEMENTS OF ASSETS & LIABILITIES

At October 31, 2007

(all amounts except per share amounts in thousands)

	TA IDEX AllianceBernstein International Value	TA IDEX Bjurman, Barry Micro Emerging Growth	TA IDEX BlackRock Global Allocation	TA IDEX BlackRock Large Cap Value	TA IDEX BlackRock Natural Resources	TA IDEX Evergreen International Small Cap
Assets:
Investment, at cost	$430,736	$85,374	$436,241	$534,088	$125,550	$482,598
Foreign currency, at cost	1,501	—	3,402	—	—	3,909
Securities loaned, at value	8,344	13,702	—	14,369	20,710	11,216
Investment securities, at value	515,106	105,947	521,250	626,852	167,455	636,464
Cash	13,411	3,373	2,184	—	10,633	13,388
Foreign currency, at value	1,535	—	3,845	—	—	3,910
Receivable from brokers for proceeds on securities sold short	—	—	—	—	—	—
Receivables:
Investment securities sold	2,340	83	4,231	3,239	—	413
Shares of beneficial interest sold	681	64	210	104	59	—
Interest	29	6	1,127	10	27	13
Income from loaned securities	4	22	—	9	16	21
Dividends	1,519	6	368	392	88	667
Dividend reclaims	270	—	53	—	11	141
Unrealized appreciation on forward foreign currency contracts	—	—	852	—	—	—
	$534,895	$109,501	$534,120	$630,606	$178,289	$655,017
Liabilities:
Premium on written option & swaption	$—	$—	$(2,496)	$—	$—	$—
Investment securities purchased	6,293	2,826	4,627	4,666	—	2,642
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	7	—	5	3	3	—
Management and advisory fees	378	97	337	430	110	577
Deferred foreign taxes	—	—	244	—	—	—
Transfer agent fees	—	—	—	—	—	—
Administration fees	9	2	9	11	3	11
Due to custodian	—	—	—	3	—	—
Payable for collateral for securities on loan	8,918	14,430	—	15,304	21,371	11,795
Unrealized depreciation on forward foreign currency contracts	—	—	132	—	—	—
Written options	—	—	4,605	—	—	—
Variation margin	—	—	3,586	—	—	—
Securities sold short, at value	—	—	—	—	—	—
Other	73	20	91	54	23	100
	15,678	17,375	13,636	20,471	21,510	15,125
Net Assets	$519,217	$92,126	$520,484	$610,135	$156,779	$639,892

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$393,797	$75,221	$403,335	$479,774	$112,898	$413,364
Undistributed (accumulated) net investment income	7,564	—	11,560	3,919	301	4,384
Undistributed (accumulated) net realized gain (loss) from investments	33,428	(3,669)	22,011	33,679	1,676	68,262
Net unrealized appreciation (depreciation) on:
Investment securities	84,370	20,574	84,764	92,763	41,904	153,866
Futures contracts	—	—	(294)	—	—	—
Written options	—	—	(2,109)	—	—	—
Translation of assets and liabilities denominated in foreign currencies	58	—	1,217	—	—	16
Net Assets	$519,217	$92,126	$520,484	$610,135	$156,779	$639,892

Shares Outstanding	34,902	7,365	39,342	46,644	11,114	34,005

Net Asset Value and Offering Price Per Share	$14.88	$12.51	$13.23	$13.08	$14.11	$18.82

The notes to the financial statements are an integral part of this report.

	TA IDEX Federated Market Opportunity	TA IDEX JPMorgan International Bond	TA IDEX JPMorgan Mid Cap Value	TA IDEX Loomis Sayles Bond	TA IDEX Marsico International Growth	TA IDEX Mellon Market Neutral Strategy
Assets:
Investment, at cost	$27,708	$693,013	$256,026	$543,865	$471,052	$104,924
Foreign currency, at cost	—	3,799	—	—	3	—
Securities loaned, at value	610	—	30,037	52,156	14,046	—
Investment securities, at value	27,681	737,232	292,854	549,181	616,211	106,944
Cash	26,081	5,341	8,960	15,203	23,194	14,520
Foreign currency, at value	—	3,922	—	—	—	—
Receivable from brokers for proceeds on securities sold short	—	—	—	—	—	98,233
Receivables:
Investment securities sold	376	25,225	1,376	—	8,086	14,761
Shares of beneficial interest sold	79	176	—	1,308	692	79
Interest	158	10,120	29	8,028	63	33
Income from loaned securities	2	—	14	26	21	—
Dividends	32	—	103	11	800	28
Dividend reclaims	16	—	—	—	582	—
Variation margin	—	686	—	—	—	450
Receivable from premiums on written options	—	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	17	5,032	—	—	11	—
	$54,442	$787,734	$303,336	$573,757	$649,660	$235,048
Liabilities:
Investment securities purchased	—	19,679	1,533	6,424	6,602	15,989
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1	279	3	257	44	2
Management and advisory fees	39	348	199	281	543	142
Transfer agent fees	—	—	—	—	—	—
Administration fees	1	13	5	9	11	2
Payable for collateral for securities on loan	630	—	30,899	53,498	14,624	—
Unrealized depreciation on forward foreign currency contracts	—	5,476	—	—	4	—
Securities sold short, at value	—	—	—	—	—	106,434
Other	24	112	36	39	94	85
	695	25,907	32,675	60,508	21,922	122,654
Net Assets	$53,747	$761,827	$270,661	$513,249	$627,738	$112,394

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$58,885	$712,889	$218,997	$504,284	$416,892	$114,845
Undistributed (accumulated) net investment income	68	11,652	2,209	3,662	4,343	2,634
Undistributed (accumulated) net realized gain (loss) from investments	(5,197)	(8,084)	12,670	(113)	61,318	(3,109)
Net unrealized appreciation (depreciation) on:
Investment securities	(27)	44,219	36,785	5,316	145,159	2,020
Futures contracts	—	640	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	18	511	—	100	26	—
Securities sold short	—	—	—	—	—	(3,996)
Net Assets	$53,747	$761,827	$270,661	$513,249	$627,738	$112,394

Shares Outstanding	5,761	69,250	21,979	50,376	38,653	11,487

Net Asset Value and Offering Price Per Share	$9.33	$11.00	$12.32	$10.19	$16.24	$9.78

	TA IDEX Neuberger Berman International	TA IDEX Oppenheimer Developing Markets	TA IDEX Oppenheimer Small- & Mid- Cap Value	TA IDEX Third Avenue Value	TA IDEX Transamerica Short-Term Bond	TA IDEX UBS Dynamic Alpha
Assets:
Investment, at cost	$522,312	$450,872	$189,266	$688,758	$557,063	$196,854
Foreign currency, at cost	7	8,516	—	—	—	455
Securities loaned, at value	36,101	19,109	30,374	97,709	—	13,116
Investment securities, at value	607,046	646,295	206,250	697,786	556,022	213,335
Cash	25,854	44,091	7,498	82,222	5,679	6,005
Cash on deposit with broker	—	—	—	—	—	22,213
Foreign currency, at value	7	8,482	—	—	—	—
Receivable from brokers for proceeds on securities sold short	—	—	—	—	—	—
Receivables:
Investment securities sold	2,786	4,794	4,256	—	—	5,343
Shares of beneficial interest sold	881	598	311	156	48	72
Interest	71	103	27	230	7,236	27
Income from loaned securities	48	17	17	148	6	26
Dividends	1,186	518	79	730	—	217
Dividend reclaims	261	5	—	—	—	87
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	—	2,626
Other	—	19	—	—	—	—
	$638,140	$704,922	$218,438	$781,272	$568,991	$249,950
Liabilities:
Premium on swap agreements, at value	$—	$—	$—	$—	$—	$1,445
Investment securities purchased	3,038	8,547	3,427	446	4,496	8,305
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	10	8	—	199	231	2
Management and advisory fees	495	642	163	485	314	260
Deferred foreign taxes	—	1,179	—	—	—	—
Transfer agent fees	—	—	—	—	—	—
Administration fees	10	12	3	12	10	4
Due to custodian	258	—	—	—	—	1,356
Payable for collateral for securities on loan	37,742	19,776	31,688	101,498	—	13,530
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	—	8,577
Payable on swap agreements	—	—	—	—	—	2,518
Variation margin	—	—	—	—	—	6,047
Securities sold short, at value	—	—	—	—	—	—
Other	99	197	31	54	51	51
	41,652	30,361	35,312	102,694	5,102	40,650
Net Assets	$596,488	$674,561	$183,126	$678,578	$563,889	$209,301

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$460,309	$424,785	$153,400	$657,385	$567,258	$212,774
Undistributed (accumulated) net investment income	5,390	3,521	—	3,567	1,571	1,994
Undistributed (accumulated) net realized gain (loss) from investments	46,045	52,047	12,742	8,600	(3,899)	(8,338)
Net unrealized appreciation (depreciation) on:
Investment securities	84,734	194,244	16,984	9,028	(1,041)	16,481
Futures contracts	—	—	—	—	—	(6,137)
Swap agreements	—	—	—	—	—	(1,073)
Translation of assets and liabilities denominated in foreign currencies	10	(36)	—	(2)	—	(6,400)
Net Assets	$596,488	$674,561	$183,126	$678,578	$563,889	$209,301

Shares Outstanding	44,015	39,521	13,898	23,455	57,447	21,300

Net Asset Value and Offering Price Per Share	$13.55	$17.07	$13.18	$28.93	$9.82	$9.83

	TA IDEX UBS Large Cap Value	TA IDEX Van Kampen Emerging Markets Debt	TA IDEX Van Kampen Mid- Cap Growth	TA IDEX Van Kampen Small Company Growth
Assets:
Investment, at cost	$815,887	$268,348	$120,680	$192,085
Foreign currency, at cost	—	489	—	2
Securities loaned, at value	32,455	—	22,268	46,021
Investment securities, at value	897,474	282,062	143,290	226,435
Cash	12,939	7,202	5,240	9,676
Foreign currency, at value	—	479	—	—
Receivable from brokers for proceeds on securities sold short	—	—	—	—
Receivables:
Investment securities sold	8,429	23,091	—	446
Shares of beneficial interest sold	791	10	97	22
Interest	50	4,928	14	36
Income from loaned securities	8	—	14	181
Dividends	1,016	—	34	59
	$920,707	$317,772	$148,689	$236,855
Liabilities:
Investment securities purchased	5,639	—	248	670
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	194	119	—	—
Management and advisory fees	590	262	86	161
Transfer agent fees	—	—	—	—
Administration fees	16	6	2	3
Payable for collateral for securities on loan	33,291	—	22,950	47,638
Securities sold short, at value	—	—	—	—
Other	55	57	23	36
	39,785	444	23,309	48,508
Net Assets	$880,922	$317,328	$125,380	$188,347

Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$780,631	$287,953	$95,190	$136,177
Undistributed (accumulated) net investment income	8,682	6,495	52	314
Undistributed (accumulated) net realized gain from investments	10,022	9,035	7,528	17,506
Net unrealized appreciation (depreciation) on:
Investment securities	81,587	13,710	22,610	34,350
Translation of assets and liabilities denominated in foreign currencies	—	135	—	—
Net Assets	$880,922	$317,328	$125,380	$188,347

Shares Outstanding	63,882	28,267	8,856	13,318

Net Asset Value and Offering Price Per Share	$13.79	$11.23	$14.16	$14.14

STATEMENTS OF OPERATIONS

For the year ended October 31, 2007

(all amounts in thousands)

	TA IDEX AllianceBernstein International Value*	TA IDEX Bjurman, Barry Micro Emerging Growth*	TA IDEX BlackRock Global Allocation*		TA IDEX BlackRock Large Cap Value*	TA IDEX BlackRock Natural Resources*	TA IDEX Evergreen International Small Cap*
Investment Income:
Dividends	$12,587	$259	$5,547		$10,054	$907	$10,963
Less withholding taxes on foreign dividends	(1,105)	(1)	(308)		—	(38)	(642)
Interest	319	45	8,318		117	298	394
Income from loaned securities-net	24	62	—		39	31	104
	11,825	365	13,557		10,210	1,198	10,819
Expenses:
Management and advisory fees	3,610	725	3,458		4,456	749	5,555
Printing and shareholder reports	3	8	4		4	— (d)	4
Custody fees	238	15	328		111	24	373
Administration fees	86	14	94		113	19	108
Legal fees	10	2	12		14	15	12
Audit fees	20	20	39		20	19	20
Trustees fees	16	2	18		21	3	19
Registration fees	17	3	21		5	3	4
Dividend expense on securities sold short	—	—	—		—	—	—
Other	6	1	8		8	—	7
Total expenses	4,006	790	3,982		4,752	832	6,102
Net of Reimbursement/Recapture of class expense:	—	11	—		—	—	—
Net expenses	4,006	801	3,982		4,752	832	6,102

Net Investment Income (Loss)	7,819	(436)	9,575		5,458	366	4,717

Net Realized Gain (Loss) from:
Investment securities	34,122	(2,867)	21,905	(a)	33,761	1,671	67,791
Futures contracts	—	—	1,762		—	—	—
Written option and swaption contracts	—	—	386		—	—	—
Foreign currency transactions	237	—	2,182	(a)	—	(60)	471
	34,359	(2,867)	26,235		33,761	1,611	68,262

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	48,297	16,767	61,574		22,176	41,904	85,317
Futures contracts	—	—	1,379		—	—	—
Written option and swaption contracts	—	—	2,008		—	—	—
Translation of assets and liabilities denominated in foreign currencies	44	—	940		—	—	(7)
	48,341	16,767	59,127		22,176	41,904	85,310
Net Realized and Unrealized Gain:(c)	82,700	13,900	85,362		55,937	43,515	153,572
Net Increase In Net Assets Resulting from Operations	$90,519	$13,464	$94,937		$61,395	$43,881	$158,289

The notes to the financial statements are an integral part of this report.

	TA IDEX Federated Market Opportunity*	TA IDEX JPMorgan International Bond*	TA IDEX JPMorgan Mid Cap Value*	TA IDEX Loomis Sayles Bond*	TA IDEX Marsico International Growth*	TA IDEX Mellon Market Neutral Strategy*
Investment Income:
Dividends	$440	$—	$4,845	$65	$9,713	$863
Less withholding taxes on foreign dividends	(45)	(136)	(10)	—	(813)	—
Interest	1,426	23,432	(8)	12,375	895	4,141
Income from loaned securities-net	8	—	47	60	83	—
	1,829	23,296	4,874	12,500	9,878	5,004

Expenses:
Management and advisory fees	435	3,644	2,160	1,336	4,818	1,201
Printing and shareholder reports	3	4	3	1	3	1
Custody fees	22	409	40	50	311	21
Administration fees	11	142	53	41	93	17
Legal fees	1	18	7	17	11	15
Audit fees	20	20	20	19	21	19
Trustees fees	2	27	10	6	17	3
Registration fees	4	32	1	11	2	3
Dividend expense on securities sold short	—	—	—	—	—	1,344
Other	1	9	3	—	7	—
Total expenses	499	4,305	2,297	1,481	5,283	2,624
Net expenses	499	4,305	2,297	1,481	5,283	2,624

Net Investment Income	1,330	18,991	2,577	11,019	4,595	2,380

Net Realized Gain (Loss) from:
Investment securities	(1,763)	7,575	13,309	(11)	63,302	4,184
Futures contracts	—	(1,424)	—	—	—	—
Foreign currency transactions	80	(1,299)	—	49	(462)	—
Securities sold short	—	—	—	—	—	(7,039)
	(1,683)	4,852	13,309	38	62,840	(2,855)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:
Investment securities	(559)	34,321	11,119	5,316	94,474	2,020
Futures contracts	—	576	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	18	671	—	100	20	—
Securities sold short	—	—	—	—	—	(3,996)
	(541)	35,568	11,119	5,416	94,494	(1,976)
Net Realized and Unrealized Gain (Loss):(c)	(2,224)	40,420	24,427	5,454	157,334	(4,831)
Net Increase (Decrease) In Net Assets Resulting from Operations	$(894)	$59,411	$27,005	$16,473	$161,929	$(2,451)

	TA IDEX Neuberger Berman International*	TA IDEX Oppenheimer Developing Markets*		TA IDEX Oppenheimer Small- & Mid-Cap Value*	TA IDEX Third Avenue Value*	TA IDEX Transamerica Short-Term Bond*	TA IDEX UBS Dynamic Alpha*
Investment Income:
Dividends	$11,498	$10,895		$1,114	$4,398	$—	$3,689
Less withholding taxes on foreign dividends	(1,011)	(1,072)		(1)	(182)	—	(244)
Interest	855	821		237	1,595	27,463	586
Income from loaned securities-net	115	50		52	279	17	58
	11,457	10,694		1,402	6,090	27,480	4,089

Expenses:
Management and advisory fees	4,833	5,451		1,273	2,647	3,126	2,192
Printing and shareholder reports	4	4		8	3	3	—
Custody fees	327	799		47	70	61	150
Administration fees	101	97		27	66	100	32
Legal fees	12	11		3	6	13	17
Audit fees	22	98		20	19	20	20
Trustees fees	19	17		5	9	19	6
Registration fees	19	17		6	16	10	5
Dividend expense on securities sold short	—	—		—	—	—	—
Other	7	6		1	1	6	1
Total expenses	5,344	6,500		1,390	2,837	3,358	2,423
Net of Reimbursement/Recapture of class expense:	—	—		13	—	—	—
Net expenses	5,344	6,500		1,403	2,837	3,358	2,423
Net Investment Income (Loss)	6,113	4,194		(1)	3,253	24,122	1,666

Net Realized Gain (Loss) from:
Investment securities	47,254	53,266	(b)	12,939	9,053	(1,455)	7,814
Futures contracts	—	—		—	—	—	(8,223)
Swap agreements	—	—		—	—	—	801
Foreign currency transactions	(1,119)	(470	)(b)	(7)	(139)	—	(8,402)
	46,135	52,796		12,932	8,914	(1,455)	(8,010)

Net Increase (Decrease) in Unrealized Appreciation (Depreciation) on:

Investment securities	47,684	167,268		10,851	9,028	(1,233)	16,481
Futures contracts	—	—		—	—	—	(6,137)
Swap agreements	—	—		—	—	—	(1,073)
Translation of assets and liabilities denominated in foreign currencies	13	(434)		—	(2)	—	(6,400)
	47,697	166,834		10,851	9,026	(1,233)	2,871
Net Realized and Unrealized Gain (Loss):(c)	93,832	219,630		23,783	17,940	(2,688)	(5,139)
Net Increase (Decrease) In Net Assets Resulting from Operations	$99,945	$223,824		$23,782	$21,193	$21,434	$(3,473)

	TA IDEX UBS Large Cap Value*	TA IDEX Van Kampen Emerging Markets Debt*	TA IDEX Van Kampen Mid-Cap Growth*	TA IDEX Van Kampen Small Company Growth*
Investment Income:
Dividends	$13,660	$—	$906	$919
Less withholding taxes on foreign dividends	—	—	(14)	(3)
Interest	1,131	21,250	109	254
Income from loaned securities-net	38	—	55	1,139
	14,829	21,250	1,056	2,309

Expenses:
Management and advisory fees	5,136	3,077	697	1,915
Printing and shareholder reports	3	3	3	3
Custody fees	70	209	33	43
Administration fees	134	66	18	40
Legal fees	15	9	2	5
Audit fees	20	20	20	20
Trustees fees	23	13	3	8
Registration fees	15	7	4	5
Dividend expense on securities sold short	—	—	—	—
Other	5	6	1	4
Total expenses	5,421	3,410	781	2,043
Net expenses	5,421	3,410	781	2,043

Net Investment Income	9,408	17,840	275	266

Net Realized Gain (Loss) from:
Investment securities	10,038	13,195	8,485	17,930
Futures contracts	—	(66)	—	—
Written option and swaption contracts	—	1,826	—	—
Foreign currency transactions	—	101	(2)	(6)
	10,038	15,056	8,483	17,924

Net Increase (Decrease) in Unrealized Appreciation(Depreciation) on:
Investment securities	50,757	(1,432)	21,206	11,276
Translation of assets and liabilities denominated in foreign currencies	—	83	—	—
	50,757	(1,349)	21,206	11,276
Net Realized and Unrealized Gain:(c)	60,795	13,707	29,689	29,200
Net Increase In Net Assets Resulting from Operations	$70,203	$31,547	$29,964	$29,466

(a)          Net of foreign capital gains tax of $36.

(b)         Net of foreign capital gains tax of $71.

(c)          Net realized and unrealized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions.

(d)         Rounds to less than $1.

*                 For a listing of commencement dates for the above Fund’s, please reference Note1 in the “Notes to the Financial Statements”.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	TA IDEX AllianceBernstein International Value*		TA IDEX Bjurman, Barry Micro Emerging Growth*		TA IDEX BlackRock Global Allocation*
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$7,819	$4,120	$(436)	$(60)	$9,575	$6,063
Net realized gain (loss)(a)	34,359	6,391	(2,867)	(815)	26,235	9,269
Change in unrealized appreciation(b)	48,341	36,087	16,767	3,807	59,127	24,451
Net increase (decrease) in net assets resulting from operations	90,519	46,598	13,464	2,932	94,937	39,783

Distributions to Shareholders:
From net investment income	(4,552)	(144)	—	—	(8,774)	(372)
From net realized gains	(7,001)	—	—	—	(8,425)	—

Capital Share Transactions:
Proceeds from shares sold
Class I	116,948	330,067	23,555	52,449	83,746	451,161
	116,948	330,067	23,555	52,449	83,746	451,161

Issued from fund acquisition	—	—	—	—	—	—
Dividends and distributions reinvested
Class I	11,553	144	—	—	17,198	372
	11,553	144	—	—	17,198	372
Cost of shares redeemed
Class I	(64,781)	(134)	(274)	—	(149,139)	(3)
	(64,781)	(134)	(274)	—	(149,139)	(3)

Redemption fee	—	—	—	—	—	—

Automatic conversions	—	—	—	—	—	—
	63,720	330,077	23,281	52,449	(48,195)	451,530
Net increase (decrease) in net assets	142,686	376,531	36,745	55,381	29,543	490,941

Net Assets:
Beginning of year	376,531	—	55,381	—	490,941	—
End of year	$519,217	$376,531	$92,126	$55,381	$520,484	$490,941
Undistributed (Accumulated) Net Investment Income (Loss)	$7,564	$3,429	$—	$—	$11,560	$7,159

Share Activity:
Shares issued
Class I	8,495	30,476	2,101	5,290	7,063	43,698
	8,495	30,476	2,101	—	7,063	43,698
Shares issued-reinvested from distributions
Class I	912	14	—	—	1,536	37
	912	14	—	—	1,536	37

Shares issued on fund acquisition	—	—	—	—	—	—
Shares redeemed
Class I	(4,982)	(13)	(26)	—	(12,992)	—
	(4,982)	(13)	(26)	—	(12,992)	—

Automatic conversions	—	—	—	—	—	—
Net increase (decrease) in shares outstanding
Class I	4,425	30,477	2,075	5,290	(4,393)	43,735
	4,425	30,477	2,075	5,290	(4,393)	43,735

*                 For a listing of commencement dates for the above Fund’s, please reference Note 1 in the “Notes to the Financial Statements”.

(a)          Net realized and unrealized gain (loss) includes Investment Securities, Futures Contracts, Written Options and Swaptions, Swaps and Foreign Currency Transactions.

(b)         Change in unrealized appreciation (depreciation) includes investment securities, futures contracts, written options and swaptions, swaps and foreign currency translation.

The notes to the financial statements are an integral part of this report.

	TA IDEX BlackRock Large Cap Value*		TA IDEX BlackRock Natural Resources*	TA IDEX Evergreen International Small Cap*		TA IDEX Federated Market Opportunity*
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2007	October 31, 2006	October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$5,458	$3,254	$366	$4,717	$3,809	$1,330
Net realized gain (loss)(a)	33,761	17,655	1,611	68,262	65,140	(1,683)
Change in unrealized appreciation (depreciation)(b)	22,176	50,775	41,904	85,310	34,645	(541)

Net increase (decrease) in net assets resulting from operations	61,395	71,684	43,881	158,289	103,594	(894)

Distributions to Shareholders:
From net investment income	(3,990)	(1,026)	—	(3,583)	(823)	(1,771)
From net realized gains	(15,598)	—	—	(65,360)	(10,837)	—

Capital Share Transactions:
Proceeds from shares sold
Class A	—	2,001	—	—	—	—
Class I	142,245	445,738	114,565	85,683	186,053	36,953
	142,245	447,739	114,565	85,683	186,053	36,953

Issued from fund acquisition	—	—	—	—	—	—
Dividends and distributions reinvested
Class I	19,589	1,026	—	68,942	11,660	1,771
	19,589	1,026	—	68,942	11,660	1,771
Cost of shares redeemed
Class A	—	(356,774)	—	—	(127,067)	—
Class I	(100,035)	(4,702)	(1,667)	(75,714)	(21,500)	(65,500)
	(100,035)	(361,476)	(1,667)	(75,714)	(148,567)	(65,500)

Redemption fee	—	—	—	—	—	—

Automatic conversions	—	—	—	—	—	—
	61,799	87,289	112,898	78,911	49,146	(26,776)
Net increase (decrease) in net assets	103,606	157,947	156,779	168,257	141,080	(29,441)

Net Assets:
Beginning of year	506,529	348,582	—	471,635	330,555	83,188
End of year	$610,135	$506,529	$156,779	$639,892	$471,635	$53,747

Undistributed (Accumulated) Net Investment Income (Loss)	$918	$2,451	$301	$4,384	$3,579	$68

Share Activity:
Shares issued
Class A	—	191	—	—	—	—
Class I	11,483	42,006	11,251	5,108	13,754	3,897
	11,483	42,197	11,251	5,108	13,754	3,897
Shares issued-reinvested from distributions
Class I	1,619	94	—	4,640	864	184
	1,619	94	—	4,640	864	184

Shares issued on fund acquisition	—	—	—	—	—	—
Shares redeemed
Class A	—	(34,089)	—	—	(9,945)	—
Class I	(8,132)	(426)	(137)	(4,885)	(1,556)	(6,888)
	(8,132)	(34,515)	(137)	(4,885)	(11,501)	(6,888)

Automatic conversions	—	—	—	—	—	—
Net increase (decrease) in shares outstanding
Class A	—	(33,898)	—	—	(9,945)	—
Class I	4,970	41,674	11,114	4,863	13,062	(2,807)
	4,970	7,776	11,114	4,863	3,117	(2,807)

	TA IDEX
	Federated Market	TA IDEX JPMorgan International				TA IDEX Loomis
	Opportunity*	Bond*		TA IDEX JPMorgan Mid Cap Value*		Sayles Bond*
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$2,077	$18,991	$8,866	$2,577	$2,471	$11,019
Net realized gain (loss)(a)	(3,105)	4,852	4,491	13,309	10,521	38
Change in unrealized appreciation(b)	532	35,568	9,802	11,119	25,135	5,416
Net increase (decrease) in net assets resulting from operations	(496)	59,411	23,159	27,005	38,127	16,473

Distributions to Shareholders:
From net investment income	(1,977)	(25,641)	(7,991)	(2,282)	(961)	(7,508)
From net realized gains	—	—	—	(10,392)	(1,029)	—

Capital Share Transactions:
Proceeds from shares sold
Class A	—	—	—	—	4,598	—
Class I	89,534	53,956	659,095	—	215,612	516,616
	89,534	53,956	659,095	—	220,210	516,616

Issued from fund acquisition	—	—	—	—	—	—

Dividends and distributions reinvested Class I	1,977	25,641	7,991	12,674	1,990	7,508
	1,977	25,641	7,991	12,674	1,990	7,508

Cost of shares redeemed
Class A	—	—	—	—	(205,876)	—
Class I	(5,850)	(33,794)	—	(1,532)	(5,529)	(19,840)
	(5,850)	(33,794)	—	(1,532)	(211,405)	(19,840)

Redemption fee	—	—	—	—	—	—

Automatic conversions	—	—	—	—	—	—

	85,661	45,803	667,086	11,142	10,795	504,284
Net increase (decrease) in net assets	83,188	79,573	682,254	25,473	46,932	513,249

Net Assets:
Beginning of year	—	682,254	—	245,188	198,256	—
End of year	$83,188	$761,827	$682,254	$270,661	$245,188	$513,249
Undistributed (Accumulated) Net Investment Income (Loss)	$555	$11,652	$7,849	$2,209	$1,908	$3,662

Share Activity:
Shares issued
Class A	—	—	—	—	456	—
Class I	8,953	5,131	64,116	—	21,339	51,618
	8,953	5,131	64,116	—	21,795	51,618
Shares issued-reinvested from distributions
Class I	198	2,444	774	1,104	191	755
	198	2,444	774	1,104	191	755

Shares issued on fund acquisition	—	—	—	—	—	—

Shares redeemed
Class A	—	—	—	—	(20,396)	—
Class I	(583)	(3,215)	—	(127)	(528)	(1,997)
	(583)	(3,215)	—	(127)	(20,924)	(1,997)

Automatic conversions	—	—	—	—	—	—

Net increase (decrease) in shares outstanding
Class A	—	—	—	—	(19,940)	—
Class I	8,568	4,360	64,890	977	21,002	50,376
	8,568	4,360	64,890	977	1,062	50,376

						TA IDEX
			TA IDEX Mellon			Oppenheimer
	TA IDEX Marsico International		Market Neutral	TA IDEX Neuberger Berman		Developing
	Growth*		Strategy*	International*		Markets*
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2007	October 31, 2006	October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$4,595	$1,407	$2,380	$6,113	$4,587	$4,194
Net realized gain (loss)(a)	62,840	74,903	(2,855)	46,135	23,519	52,796
Change in unrealized appreciation (depreciation)(b)	94,494	23,418	(1,976)	47,697	37,047	166,834
Net increase (decrease) in net assets resulting from operations	161,929	99,728	(2,451)	99,945	65,153	223,824

Distributions to Shareholders:
From net investment income	(1,069)	(3,283)	—	(5,043)	(515)	(1,858)
From net realized gains	(75,189)	(2,500)	—	(23,361)	—	(12,445)

Capital Share Transactions:
Proceeds from shares sold
Class I	143,816	184,042	129,375	137,066	406,908	101,549
	143,816	184,042	129,375	137,066	406,908	101,549

Issued from fund acquisition	—	—	—	—	—	—
Dividends and distributions reinvested
Class I	76,258	5,783	—	28,404	515	14,303
	76,258	5,783	—	28,404	515	14,303
Cost of shares redeemed
Class A	—	(115,115)	—	—	—	—
Class I	(106,633)	(134,523)	(14,530)	(100,519)	(12,065)	(12,893)
	(106,633)	(249,638)	(14,530)	(100,519)	(12,065)	(12,893)

Redemption fee	—	—	—	—	—	—

Automatic conversions	—	—	—	—	—	—
	113,441	(59,813)	114,845	64,951	395,358	102,959
Net increase (decrease) in net assets	199,112	34,132	112,394	136,492	459,996	312,479

Net Assets:
Beginning of year	428,626	394,494	—	459,996	—	362,080
End of year	$627,738	$428,626	$112,394	$596,488	$459,996	$674,560
Undistributed (Accumulated) Net Investment Income (Loss)	$4,343	$1,019	$2,634	$5,390	$4,263	$3,521

Share Activity:
Shares issued
Class I	10,611	15,462	12,975	10,926	40,191	7,548
	10,611	15,462	12,975	10,926	40,191	7,548
Shares issued-reinvested from distributions
Class I	6,189	479	—	2,409	51	1,219
	6,189	479	—	2,409	51	1,219

Shares issued on fund acquisition	—	—	—	—	—	—

Shares redeemed
Class A	—	(10,171)	—	—	—	—
Class I	(8,494)	(10,955)	(1,488)	(8,500)	(1,063)	(972)
	(8,494)	(21,126)	(1,488)	(8,500)	(1,063)	(972)

Automatic conversions	—	—	—	—	—	—

Net increase (decrease) in shares outstanding
Class A	—	(10,171)	—	—	—	—
Class I	8,306	4,986	11,487	4,835	39,179	7,795
	8,306	(5,185)	11,487	4,835	39,179	7,795

	TA IDEX
	Oppenheimer
	Developing	TA IDEX Oppenheimer Small- &		TA IDEX Third	TA IDEX Transamerica Short-Term
	Markets*	Mid-Cap Value*		Avenue Value*	Bond*
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2007	October 31, 2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$2,472	$(1)	$136	$3,253	$24,122	$12,210
Net realized gain (loss)(a)	11,305	12,932	1,356	8,914	(1,455)	(1,787)
Change in unrealized appreciation (depreciation)(b)	27,373	10,851	6,133	9,026	(1,233)	2,995
Net increase (decrease) in net assets resulting from operations	41,150	23,782	7,625	21,193	21,434	13,418

Distributions to Shareholders:
From net investment income	(896)	(154)	—	—	(22,977)	(11,784)
From net realized gains	—	(1,527)	—	—	—	—

Capital Share Transactions:
Proceeds from shares sold
Class A	—	—	—	—	—	682
Class I	332,453	68,085	84,274	674,117	193,918	198,147
	332,453	68,085	84,274	674,117	193,918	198,829

Issued from fund acquisition	—	—	—	—	—	—

Dividends and distributions reinvested
Class A	—	—	—	—	—	256
Class I	896	1,681	—	—	22,977	11,861
	896	1,681	—	—	22,977	12,117
Cost of shares redeemed
Class A	—	—	—	—	—	(109,421)
Class I	(11,523)	(640)	—	(16,732)	(30,905)	(6,620)
	(11,523)	(640)	—	(16,732)	(30,905)	(116,041)

Redemption fee	—	—	—	—	—	—

Automatic conversions	—	—	—	—	—	—
	321,826	69,126	84,274	657,385	185,990	94,905
Net increase (decrease) in net assets	362,080	91,227	91,899	678,578	184,447	96,539

Net Assets:
Beginning of year	—	91,899	—	—	379,442	282,903
End of year	$362,080	$183,126	$91,899	$678,578	$563,889	$379,442
Undistributed (Accumulated) Net Investment Income (Loss)	$1,548	$—	$129	$3,567	$1,571	$426

Share Activity:
Shares issued
Class A	—	—	—	—	—	70
Class I	32,752	5,401	8,401	24,059	19,678	20,229
	32,752	5,401	8,401	24,059	19,678	20,299
Shares issued-reinvested from distributions
Class A	—	—	—	—	—	26
Class I	89	147	—	—	2,340	1,215
	89	147	—	—	2,340	1,241

Shares issued on fund acquisition	—	—	—	—	—	—

Shares redeemed
Class A	—	—	—	—	—	(11,185)
Class I	(1,115)	(51)	—	(604)	(3,135)	(677)
	(1,115)	(51)	—	(604)	(3,135)	(11,862)

Automatic conversions	—	—	—	—	—	—

Net increase (decrease) in shares outstanding
Class A	—	—	—	—	—	(11,089)
Class I	31,726	5,497	8,401	23,455	18,883	20,767
	31,726	5,497	8,401	23,455	18,883	9,678

						TA IDEX Van
	TA IDEX UBS			TA IDEX Van Kampen Emerging		Kampen Mid-Cap
	Dynamic Alpha*	TA IDEX UBS Large Cap Value*		Markets Debt*		Growth*
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$1,666	$9,408	$2,422	$17,840	$18,790	$275
Net realized gain (loss)(a)	(8,010)	10,038	7,811	15,056	4,883	8,483
Change in unrealized appreciation (depreciation)(b)	2,871	50,757	23,989	(1,349)	9,918	21,206
Net increase (decrease) in net assets resulting from operations	(3,473)	70,203	34,222	31,547	33,591	29,964

Distributions to Shareholders:
From net investment income	—	(2,770)	(1,596)	(19,139)	(17,469)	(138)
From net realized gains	—	(7,826)	(2,899)	(3,843)	(1,668)	—

Capital Share Transactions:
Proceeds from shares sold
Class A	—	—	—	—	4,012	—
Class I	242,143	633,004	119,573	18,120	407,643	36,521
	242,143	633,004	119,573	18,120	411,655	36,521

Issued from fund acquisition	—	—	—	—	—	—

Dividends and distributions reinvested
Class A	—	—	—	—	460	—
Class I	—	10,596	4,495	22,983	18,975	138
	—	10,596	4,495	22,983	19,435	138
Cost of shares redeemed
Class A	—	—	(72,383)	—	(130,675)	—
Class I	(29,369)	(49,067)	(20,129)	(158,066)	(150,747)	(16,197)
	(29,369)	(49,067)	(92,512)	(158,066)	(281,422)	(16,197)

Redemption fee	—	—	—	—	—	—

Automatic conversions	—	—	—	—	—	—
	212,774	594,533	31,556	(116,963)	149,668	20,462
Net increase (decrease) in net assets	209,301	654,140	61,283	(108,399)	164,122	50,288

Net Assets:
Beginning of year	—	226,782	165,499	425,726	261,604	75,092
End of year	$209,301	$880,922	$226,782	$317,328	$425,726	$125,380
Undistributed (Accumulated) Net Investment Income (Loss)	$1,994	$8,682	$2,044	$6,495	$2,194	$52

Share Activity:
Shares issued
Class A	—	—	—	—	384	—
Class I	24,211	49,000	10,601	1,632	38,444	3,047
	24,211	49,000	10,601	1,632	38,828	3,047
Shares issued-reinvested from distributions
Class A	—	—	—	—	44	—
Class I	—	839	399	2,100	1,801	13
	—	839	399	2,100	1,845	13

Shares issued on fund acquisition	—	—	—	—	—	—

Shares redeemed
Class A	—	—	(6,529)	—	(12,448)	—
Class I	(2,911)	(3,778)	(1,772)	(14,481)	(14,239)	(1,471)
	(2,911)	(3,778)	(8,301)	(14,481)	(26,687)	(1,471)

Automatic conversions	—	—	—	—	—	—

Net increase (decrease) in shares outstanding
Class A	—	—	(6,529)	—	(12,020)	—
Class I	21,300	46,061	9,228	(10,749)	26,006	1,589
	21,300	46,061	2,699	(10,749)	13,986	1,589

	TA IDEX Van
	Kampen Mid-Cap	TA IDEX Van Kampen Small
	Growth*	Company Growth*
	Year Ended	Year Ended	Year Ended
	October 31, 2006	October 31, 2007	October 31, 2006
Increase (Decrease) in Net Assets From:
Operations:
Net investment income (loss)	$51	$266	$(526)
Net realized gain (loss)(a)	(1,091)	17,924	11,395
Change in unrealized appreciation(b)	1,404	11,276	19,464
Net increase (decrease) in net assets resulting from operations	364	29,466	30,333

Distributions to Shareholders:
From net investment income	—	—	(136)
From net realized gains	—	(11,508)	(3,166)

Capital Share Transactions:
Proceeds from shares sold
Class A	—	—	2,856
Class I	74,728	24,254	193,993
	74,728	24,254	196,849

Issued from fund acquisition	—	—	—

Dividends and distributions reinvested
Class I	—	11,508	3,302
	—	11,508	3,302
Cost of shares redeemed
Class A	—	—	(79,117)
Class I	—	(167,022)	(7,523)
	—	(167,022)	(86,640)

Redemption fee	—	—	—

Automatic conversions	—	—	—
	74,728	(131,260)	113,511
Net increase (decrease) in net assets	75,092	(113,302)	140,542

Net Assets:
Beginning of year	—	301,649	161,107
End of year	$75,092	$188,347	$301,649
Undistributed (Accumulated) Net Investment Income (Loss)	$52	$314	$43

Share Activity:
Shares issued
Class A	—	—	248
Class I	7,267	1,816	16,324
	7,267	1,816	16,572
Shares issued-reinvested from distributions
Class I	—	898	274
	—	898	274

Shares issued on fund acquisition	—	—	—

Shares redeemed
Class A	—	—	(6,881)
Class I	—	(12,992)	(660)
	—	(12,992)	(7,541)

Automatic conversions	—	—	—

Net increase (decrease) in shares outstanding
Class A	—	—	(6,633)
Class I	7,267	(10,278)	15,938
	7,267	(10,278)	9,305

FINANCIAL HIGHLIGHTS

For the years ended:

FINANCIAL HIGHLIGHTS

	TA IDEX AllianceBernstein		TA IDEX Bjurman, Barry Micro				TA IDEX BlackRock Global
	International Value(a)		Emerging Growth(a)				Allocation(a)
	October 31, 2007	October 31, 2006	October 31, 2007		October 31, 2006		October 31, 2007	October 31, 2006
Net Asset Value
Beginning of year	$12.35	$10.00	$10.47		$10.00		$11.23	$10.00

Investment Operations
Net Investment income (loss)	0.25	0.20	(0.07)		(0.02)		0.24	0.19
Net realized and unrealized gain (loss) on investments	2.65	2.16	2.11		0.49		2.15	1.06
Total from investment operations	2.90	2.36	2.04		0.47		2.39	1.25

Distributions
Net investment income	(0.15)	(0.01)	—		—		(0.20)	(0.02)
Net realized gains on investments	(0.22)	—	—		—		(0.19)	—
Total distributions	(0.37)	(0.01)	—		—		(0.39)	(0.02)

Net Asset Value
End of year	$14.88	$12.35	$12.51		$10.47		$13.23	$11.23

Total Return(b)	23.99%	23.67%	19.48%		4.70%		21.95%	12.45%

Net Assets End of Period	$519,217	$376,531	$92,126		$55,381		$520,484	$490,941

Ratio and Supplemental Data
Ratio of Expenses to Average Net Assets: Net(c)	0.93%	0.99%	1.16	%(e)	1.25	%(e)	0.85%	0.90%
Ratio of Expenses to Average Net Assets: Total(c)	0.93%	0.99%	1.14	%(f)	1.38	%(f)	0.85%	0.90%
Net investment income (loss), to average net assets(c)	1.82%	1.91%	(0.63)%		(0.69)%		2.04%	2.02%
Portfolio turnover rate(d)	36%	22%	116%		14%		30%	31%

The notes to the financial statements are an integral part of this report.

			TA IDEX
			BlackRock
	TA IDEX BlackRock Large Cap		Natural
	Value(a)		Resources(a),*	TA IDEX Evergreen International Small Cap(a)
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2007	October 31, 2006	October 31, 2005
Net Asset Value
Beginning of year	$12.15	$10.47	$10.00	$16.18	$12.71	$10.00

Investment Operations
Net Investment income (loss)	0.12	0.07	0.04	0.15	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.27	1.64	4.07	4.84	3.79	2.65
Total from investment operations	1.39	1.71	4.11	4.99	3.93	2.71

Distributions
Net investment income	(0.09)	(0.03)	—	(0.12)	(0.03)	—
Net realized gains on investments	(0.37)	—	—	(2.23)	(0.43)	—
Total distributions	(0.46)	(0.03)	—	(2.35)	(0.46)	—

Net Asset Value
End of year	$13.08	$12.15	$14.11	$18.82	$16.18	$12.71

Total Return(b)	11.80%	16.36%	41.10%	34.72%	31.68%	27.10%

Net Assets End of Period	$610,135	$506,529	$156,779	$639,892	$471,635	$204,413

Ratio and Supplemental Data
Ratio of Expenses to Average Net Assets: Net(c)	0.84%	0.84%	0.89%	1.13%	1.15%	1.22%
Ratio of Expenses to Average Net Assets: Total(c)	0.84%	0.84%	0.89%	1.13%	1.15%	1.22%
Net investment income (loss), to average net assets(c)	0.96%	0.62%	0.39%	0.88%	0.94%	0.56%
Portfolio turnover rate(d)	69%	56%	7%	78%	89%	65%

	TA IDEX Federated Market		TA IDEX JPMorgan International		TA IDEX JPMorgan Mid Cap
	Opportunity(a)		Bond(a)		Value(a)
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006
Net Asset Value
Beginning of year	$9.71	$10.00	$10.51	$10.00	$11.67	$10.09

Investment Operations
Net Investment income (loss)	0.24	0.27	0.28	0.22	0.13	0.11
Net realized and unrealized gain (loss) on investments	(0.34)	(0.30)	0.59	0.49	1.13	1.57
Total from investment operations	(0.10)	(0.03)	0.87	0.71	1.26	1.68

Distributions
Net investment income	(0.28)	(0.26)	(0.38)	(0.20)	(0.11)	(0.05)
Net realized gains on investments	—	—	—	—	(0.50)	(0.05)
Total distributions	(0.28)	(0.26)	(0.38)	(0.20)	(0.61)	(0.10)

Net Asset Value
End of year	$9.33	$9.71	$11.00	$10.51	$12.32	$11.67

Total Return(b)	(1.03)%	(0.35)%	8.55%	7.12%	11.07%	16.71%

Net Assets End of Period	$53,747	$83,188	$761,827	$682,254	$270,661	$245,188

Ratio and Supplemental Data
Ratio of Expenses to Average Net Assets: Net(c)	0.93%	0.88%	0.61%	0.64%	0.87%	0.88%
Ratio of Expenses to Average Net Assets: Total(c)	0.93%	0.88%	0.61%	0.64%	0.87%	0.88%
Net investment income (loss), to average net assets(c)	2.49%	2.97%	2.68%	2.34%	0.98%	1.10%
Portfolio turnover rate(d)	97%	72%	86%	145%	50%	46%

					TA IDEX Mellon
	TA IDEX Loomis				Market Neutral
	Sayles Bond(a),*	TA IDEX Marsico International Growth(a)			Strategy(a),*
	October 31, 2007	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2007
Net Asset Value
Beginning of year	$10.00	$14.12	$11.11	$10.00	$10.00

Investment Operations
Net Investment income (loss)	0.45	0.13	0.05	0.16	0.23
Net realized and unrealized gain (loss) on investments	(0.01)	4.46	3.17	0.99	(0.45)
Total from investment operations	0.44	4.59	3.22	1.15	(0.22)

Distributions
Net investment income	(0.25)	(0.03)	(0.12)	(0.04)	—
Net realized gains on investments	—	(2.44)	(0.09)	—	—
Total distributions	(0.25)	(2.47)	(0.21)	(0.04)	—

Net Asset Value
End of year	$10.19	$16.24	$14.12	$11.11	$9.78

Total Return(b)	4.50%	38.11%	29.35%	11.49%	(2.20)%

Net Assets End of Period	$513,249	$627,738	$428,626	$281,692	$112,394

Ratio and Supplemental Data
Ratio of Expenses to Average Net Assets: Net,(c)	0.73%	1.13%	1.16%	1.18%	1.49	(c)%
Ratio of Expenses to Average Net Assets: Total(c)	0.73%	1.13%	1.16%	1.18%	1.49%
Net investment income (loss), to average net assets(c)	5.42%	0.99%	0.38%	1.52%	2.77%
Portfolio turnover rate(d)	18%	133%	129%	145%	119%

	TA IDEX Neuberger Berman		TA IDEX Oppenheimer Developing			TA IDEX Oppenheimer Small- &
	International(a),*		Markets(a),*			Mid-Cap Value(a),*
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006		October 31, 2007		October 31, 2006
Net Asset Value
Beginning of year	$11.74	$10.00	$11.41	$10.00		$10.94		$10.00

Investment Operations
Net Investment income (loss)	0.15	0.12	0.12	0.09		—		0.02
Net realized and unrealized gain (loss) on investments	2.37	1.64	5.99	1.37		2.44		0.92
Total from investment operations	2.52	1.76	6.11	1.46		2.44		0.94

Distributions
Net investment income	(0.13)	(0.02)	(0.06)	(0.05)		(0.02)		—
Net realized gains on investments	(0.58)	—	(0.39)	—		(0.18)		—
Total distributions	(0.71)	(0.02)	(0.45)	(0.05)		(0.20)		—

Net Asset Value
End of year	$13.55	$11.74	$17.07	$11.41		$13.18		$10.94

Total Return(b)	22.37%	17.61%	55.27%	14.64%		22.57%		9.40%

Net Assets End of Period	$596,488	$459,996	$674,560	$362,080		$183,126		$91,899

Ratio and Supplemental Data
Ratio of Expenses to Average Net Assets: Net(c)	1.06%	1.07%	1.34%	1.45	(e)%	1.03	(e)%	1.15	%(e)
Ratio of Expenses to Average Net Assets: Total(c)	1.06%	1.07%	1.34%	1.45%		1.03	(f)%	1.22	%(f)
Net investment income (loss), to average net assets(c)	1.21%	1.21%	0.87%	0.89%		—%		0.74%
Portfolio turnover rate(d)	57%	52%	59%	77%		118%		33%

					TA IDEX UBS
	TA IDEX Third				Dynamic
	Avenue Value(a),*	TA IDEX Transamerica Short-Term Bond(a),*			Alpha(a),*
	October 31, 2007	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2007
Net Asset Value
Beginning of year	$28.01	$9.84	$9.79	$10.00	$10.00

Investment Operations
Net Investment income (loss)	0.14	0.47	0.40	0.28	0.09
Net realized and unrealized gain (loss) on investments	0.78	(0.04)	0.05	(0.22)	(0.26)
Total from investment operations	0.92	0.43	0.45	0.06	(0.17)

Distributions
Net investment income	—	(0.45)	(0.40)	(0.27)	—
Net realized gains on investments	—	—	—	—	—
Total distributions	—	(0.45)	(0.40)	(0.27)	—

Net Asset Value
End of year	$28.93	$9.82	$9.84	$9.79	$9.83

Total Return(b)	3.28%	4.45%	4.72%	0.49%	(1.70)%

Net Assets End of Period	$678,578	$563,889	$379,442	$174,302	$209,382

Ratio and Supplemental Data
Ratio of Expenses to Average Net Assets: Net(c)	0.86%	0.67%	0.70%	0.71%	2.09%
Ratio of Expenses to Average Net Assets: Total(c)	0.86%	0.67%	0.70%	0.71%	2.09%
Net investment income (loss), to average net assets(c)	0.98%	4.81%	4.10%	2.92%	1.16%
Portfolio turnover rate(d)	11%	117%	100%	153%	45%

	TA IDEX UBS Large Cap Value(a),*			TA IDEX Van Kampen Emerging Markets Debt(a),*
	October 31, 2007	October 31, 2006	October 31, 2005	October 31, 2007	October 31, 2006	October 31, 2005
Net Asset Value
Beginning of year	$12.73	$10.95	$10.00	$10.91	$10.45	$10.00

Investment Operations
Net Investment income (loss)	0.19	0.14	0.12	0.59	0.55	0.49
Net realized and unrealized gain (loss) on investments	1.36	1.92	0.84	0.46	0.52	0.45
Total from investment operations	1.55	2.06	0.96	1.05	1.07	0.94

Distributions
Net investment income	(0.13)	(0.10)	(0.01)	(0.63)	(0.54)	(0.49)
Net realized gains on investments	(0.36)	(0.18)	—	(0.10)	(0.07)	—
Total distributions	(0.49)	(0.28)	(0.01)	(0.73)	(0.61)	(0.49)

Net Asset Value
End of year	$13.79	$12.73	$10.95	$11.23	$10.91	$10.45

Total Return(b)	12.48%	19.19%	9.60%	9.94%	10.61%	9.36%

Net Assets End of Period	$880,922	$226,782	$94,135	$317,328	$425,726	$136,022

Ratio and Supplemental Data
Ratio of Expenses to Average Net Assets: Net(c)	0.81%	0.88%	0.92%	1.03%	1.03%	1.07%
Ratio of Expenses to Average Net Assets: Total(c)	0.81%	0.88%	0.92%	1.03%	1.03%	1.07%
Net investment income (loss), to average net assets(c)	1.41%	1.21%	1.14%	5.36%	5.24%	4.91%
Portfolio turnover rate(d)	27%	32%	43%	79%	79%	67%

	TA IDEX Van Kampen Mid-Cap
	Growth(a),*		TA IDEX Van Kampen Small Company Growth(a),*
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006	October 31, 2005
Net Asset Value
Beginning of year	$10.33	$10.00	$12.78	$11.29	$10.00

Investment Operations
Net Investment income (loss)	0.04	0.01	0.02	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	3.81	0.32	1.81	1.69	1.28
Total from investment operations	3.85	0.33	1.83	1.67	1.29

Distributions
Net investment income	(0.02)	—	—	(0.01)	—
Net realized gains on investments	—	—	(0.47)	(0.17)	—
Total distributions	(0.02)	—	(0.47)	(0.18)	—

Net Asset Value
End of year	$14.16	$10.33	$14.14	$12.78	$11.29

Total Return(b)	37.32%	3.30%	14.75%	14.92%	12.80%

Net Assets End of Period	$125,380	$75,092	$188,347	$301,649	$86,432

Ratio and Supplemental Data
Ratio of Expenses to Average Net Assets: Net(c)	0.90%	0.92%	1.01%	1.01%	1.07%
Ratio of Expenses to Average Net Assets: Total(c)	0.90%	0.92%	1.01%	1.01%	1.07%
Net investment income (loss), to average net assets(c)	0.32%	0.11%	0.13%	(0.19)%	0.06%
Portfolio turnover rate(d)	74%	50%	71%	67%	75%

(a)          Per share information is calculated based on average number of shares outstanding.

(b)         Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase. Not annualized.

(c)          Annualized

(d)         Not annualized

(e)          Ratio of Net Expenses to Average Net Assets is net of fee and reimbursements by the investment adviser, if any.

(f)            Ratio of Net Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

*                 Commenced operations on January 3, 2007.

NOTES TO FINANCIAL STATEMENTS
At October 31, 2007
(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica IDEX Mutual Funds (“TA IDEX Class I Funds”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  TA IDEX AllianceBernstein International Value, TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX BlackRock Global Allocation, TA IDEX BlackRock Large Cap Value, TA IDEX BlackRock Natural Resources, TA IDEX Evergreen International Small Cap, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX JPMorgan Mid Cap Value, TA IDEX Loomis Sayles Bond, TA IDEX Marsico International Growth, TA IDEX Mellon Market Neutral Strategy, TA IDEX Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX Transamerica Short-Term Bond, TA IDEX Third Avenue Value, TA IDEX UBS Dynamic Alpha, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Mid-Cap Growth, and TA IDEX Van Kampen Small Company Growth, (each a “Fund” and collectively “the Funds”), are part of Transamerica IDEX Mutual Funds.

Commencement of
Fund	Operations
TA IDEX AllianceBernstein International Value	December 6, 2005
TA IDEX Bjurman, Barry Micro Emerging Growth	August 1, 2006
TA IDEX BlackRock Global Allocation	December 6, 2005
TA IDEX BlackRock Large Cap Value *	November 15, 2005
TA IDEX BlackRock Natural Resources	January 3, 2007
TA IDEX Evergreen International Small Cap	November 8, 2004
TA IDEX Federated Market Opportunity	December 6, 2005
TA IDEX JPMorgan International Bond	December 6, 2005
TA IDEX JPMorgan Mid Cap Value *	November 15, 2005
TA IDEX Loomis Sayles Bond	January 3, 2007
TA IDEX Marsico International Growth	November 8, 2004
TA IDEX Mellon Market Neutral Strategy	January 3, 2007
TA IDEX Neuberger Berman International	December 6, 2005
TA IDEX Oppenheimer Developing Markets	December 6, 2005
TA IDEX Oppenheimer Small- & Mid-Cap Value	August 1, 2006
TA IDEX Third Avenue Value	May 1, 2007
TA IDEX Transamerica Short-Term Bond	November 8, 2004
TA IDEX UBS Dynamic Alpha	January 3, 2007
TA IDEX UBS Large Cap Value	November 8, 2004
TA IDEX Van Kampen Emerging Markets Debt	November 8, 2004
TA IDEX Van Kampen Mid-Cap Growth	January 3, 2006
TA IDEX Van Kampen Small Company Growth	November 8, 2004

* Fund commenced Class I share operations and converted Class A share assets to an equivalent value of Class I share assets on November 15, 2005.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

This report should be read in conjunction with the Funds’ current prospectuses, which contain more complete information about the Funds.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Class operations, income and expenses:  The Funds currently offer one class of shares, Class I shares, which are currently being offered for sale only to certain affiliated asset allocation funds.  Income, non-class specific expenses and realized and unrealized gains and losses, are allocated daily, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act.  Class I bore its own specific expenses as well as a portion of general, common expenses.

Security valuations: The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. Fund investments are valued at the last sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded.

Securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price.

Debt securities are valued based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service or a major market maker; however, those that mature in sixty days or less are valued at amortized cost, which approximates market.

Investment company securities are valued at the net asset value of the underlying portfolio.

Foreign securities generally are valued based on quotations from the primary market in which they are traded.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. If a significant market event impacting the value of a portfolio security (e.g., natural disaster, company announcement, market volatility) occurs subsequent to the close of trading in the security, but prior to the calculation of the Funds’ net asset value per share, market quotations for that security may be determined to be unreliable and, accordingly, not “readily available.” As a result, foreign equity securities held by the Funds may be valued at fair market value as determined in good faith by the Funds’ Administrative Valuation Committee, under the supervision of the Board’s Valuation Committee, using guidelines adopted by the Board of Trustees.

Other securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by the Funds’ Administrative Valuation Committee, under the supervision of the Board’s Valuation Committee, using guidelines adopted by the Board of Trustees.

Cash: Each Fund may leave cash overnight in its cash account with the custodian, State Street Bank & Trust Company (“State Street”). On July 2, 2007, State Street acquired the parent company of Investors Bank & Trust Company (“IBT”). State Street has been contracted on behalf of the Funds to invest the excess cash into their savings accounts, which at October 31, 2007 were paying an interest rate of 3.00%.

Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.

Short sales: TA IDEX Mellon Market Neutral Strategy and TA IDEX UBS Dynamic Alpha may from time to time sell securities short.  In the event that the sub-advisers anticipate that the price of securities will decline, they may sell the securities short and borrow the same securities from a broker or other institution to complete the sale.  The Funds will incur a profit or a loss, depending upon whether the market price of the securities decreases or increases between the date of the short sale and the date on which the Funds must replace the borrowed securities.  All short sales will be fully collateralized.  Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations.  Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.  Dividends paid by the issuers of the securities sold short are paid by the Funds to the lenders, recorded on the ex-date of the dividends and recorded as expenses on the Statements of Operations.

Repurchase agreements:  The Funds are authorized to enter into repurchase agreements.  The Funds, through their custodian, State Street, receive delivery of the underlying securities, the value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities.  In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Commission recapture:  The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica IDEX Mutual Funds has established a Commission Recapture Program.  A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds.  In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica IDEX Mutual Funds, or by any other party.

Recaptured commissions for the year ended October 31, 2007, are included in net realized gains in the Statements of Operations and are summarized as follows:

Fund	Commissions
TA IDEX AllianceBernstein International Value	$9
TA IDEX Bjurman, Barry Micro Emerging Growth	24
TA IDEX BlackRock Global Allocation	—
TA IDEX BlackRock Large Cap Value	—
TA IDEX BlackRock Natural Resources	—
TA IDEX Evergreen International Small Cap	—
TA IDEX Federated Market Opportunity	8
TA IDEX JPMorgan International Bond	—
TA IDEX JPMorgan Mid Cap Value	4
TA IDEX Loomis Sayles Bond	—
TA IDEX Marsico International Growth	5
TA IDEX Mellon Market Neutral Strategy	—
TA IDEX Neuberger Berman International	9
TA IDEX Oppenheimer Developing Markets	—
TA IDEX Oppenheimer Small- & Mid-Cap Value	—
TA IDEX Third Avenue Value	2
TA IDEX Transamerica Short-Term Bond	—
TA IDEX UBS Dynamic Alpha	8
TA IDEX UBS Large Cap Value	52
TA IDEX Van Kampen Emerging Markets Debt	—
TA IDEX Van Kampen Mid-Cap Growth	—
TA IDEX Van Kampen Small Company Growth	38

Securities lending: The Funds may lend securities to qualified borrowers, with State Street acting as the Funds’ lending agent. The Funds earn negotiated lenders’ fees. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in short term, interest bearing securities.  The Funds monitor the market value of securities loaned on a daily basis and requires collateral in an amount at least equal to the value of the securities loaned.  The value of loaned securities and related collateral outstanding at October 31, 2007, were as follows:

		Cash Collateral
Fund	Market Value	Received
TA IDEX AllianceBernstein International Value	$8,344	$8,918
TA IDEX Bjurman, Barry Micro Emerging Growth	13,702	14,430
TA IDEX BlackRock Global Allocation	—	—
TA IDEX BlackRock Large Cap Value	14,369	15,304
TA IDEX BlackRock Natural Resources	20,710	21,371
TA IDEX Evergreen International Small Cap	11,216	11,795
TA IDEX Federated Market Opportunity	610	630
TA IDEX JPMorgan International Bond	—	—
TA IDEX JPMorgan Mid Cap Value	30,037	30,899
TA IDEX Loomis Sayles Bond	52,156	53,498
TA IDEX Marsico International Growth	14,046	14,624
TA IDEX Mellon Market Neutral Strategy	—	—
TA IDEX Neuberger Berman International	36,101	37,741
TA IDEX Oppenheimer Developing Markets	19,109	19,776
TA IDEX Oppenheimer Small- & Mid-Cap Value	30,374	31,688
TA IDEX Third Avenue Value	97,709	101,498
TA IDEX Transamerica Short-Term Bond	—	—
TA IDEX UBS Dynamic Alpha	13,116	13,530
TA IDEX UBS Large Cap Value	32,455	33,291
TA IDEX Van Kampen Emerging Markets Debt	—	—
TA IDEX Van Kampen Mid-Cap Growth	22,268	22,950
TA IDEX Van Kampen Small Company Growth	46,021	47,638

The Funds have invested the cash collateral received from securities loaned in the following short term, interest bearing securities:

	TA IDEX	TA IDEX Bjurman,
	AllianceBernstein	Barry Micro	TA IDEX BlackRock	TA IDEX BlackRock
	International Value	Emerging Growth	Large Cap Value	Natural Resources

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$164	$265	$281	$392
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	614	993	1,053	1,471
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	614	993	1,053	1,471
Barclays, Eurodollar Term, 5.00%, 1/22/2008	82	132	141	196
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	982	1,588	1,685	2,353
Calyon, Eurodollar Term, 4.88%, 11/7/2007	245	397	421	588
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	123	199	211	294
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	205	331	351	490
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	614	993	1,053	1,471
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	123	199	211	294
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	818	1,324	1,404	1,961
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	696	1,126	1,194	1,667
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	695	1,126	1,194	1,667
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	614	993	1,053	1,471
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	245	397	421	588
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	82	132	141	196
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	736	1,192	1,264	1,765
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	450	728	772	1,079
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	530	859	910	1,271
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	245	397	421	588
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	41	66	70	98

	$8,918	$14,430	$15,304	$21,371

	TA IDEX Evergreen
	International Small	TA IDEX Federated	TA IDEX JPMorgan	TA IDEX Loomis
	Cap	Market Opportunity	Mid Cap Value	Sayles Bond

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$216	$12	$567	$982
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	812	43	2,126	3,682
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	812	43	2,126	3,682
Barclays, Eurodollar Term, 5.00%, 1/22/2008	108	6	284	491
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	1,299	69	3,402	5,890
Calyon, Eurodollar Term, 4.88%, 11/7/2007	325	17	851	1,473
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	162	9	425	736
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	270	15	709	1,227
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	812	43	2,126	3,682
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	162	9	425	736
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	1,082	58	2,835	4,909
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	920	49	2,410	4,172
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	920	49	2,410	4,172
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	812	43	2,126	3,682
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	325	17	851	1,473
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	108	6	284	491
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	974	52	2,552	4,418
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	595	32	1,559	2,700
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	702	38	1,838	3,182
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	325	17	851	1,473
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	54	3	142	245

	$11,795	$630	$30,899	$53,498

			TA IDEX	TA IDEX
	TA IDEX Marsico	TA IDEX Neuberger	Oppenheimer	Oppenheimer Small-
	International Growth	Berman International	Developing Markets	& Mid-Cap Value

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$268	$693	$363	$582
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	1,006	2,597	1,361	2,181
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	1,006	2,597	1,361	2,181
Barclays, Eurodollar Term, 5.00%, 1/22/2008	134	346	182	291
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	1,610	4,156	2,178	3,489
Calyon, Eurodollar Term, 4.88%, 11/7/2007	403	1,039	544	872
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	201	519	272	436
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	336	866	454	727
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	1,006	2,597	1,361	2,181
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	201	519	272	436
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	1,342	3,463	1,815	2,908
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	1,141	2,944	1,542	2,471
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	1,141	2,944	1,542	2,471
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	1,006	2,597	1,361	2,181
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	403	1,039	544	872
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	134	346	182	291
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	1,208	3,117	1,633	2,617
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	738	1,905	998	1,599
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	870	2,245	1,176	1,885
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	403	1,039	544	872
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	67	173	91	145

	$14,624	$37,741	$19,776	$31,688

				TA IDEX Van
	TA IDEX Third	TA IDEX UBS	TA IDEX UBS Large	Kampen Mid-Cap
	Avenue Value	Dynamic Alpha	Cap Value	Growth

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$1,863	$248	$611	$421
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	6,985	931	2,291	1,579
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	6,985	931	2,291	1,579
Barclays, Eurodollar Term, 5.00%, 1/22/2008	931	124	305	211
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	11,176	1,490	3,666	2,527
Calyon, Eurodollar Term, 4.88%, 11/7/2007	2,794	373	916	632
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	1,397	186	458	316
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	2,328	310	764	527
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	6,985	931	2,291	1,579
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	1,397	186	458	316
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	9,313	1,242	3,055	2,106
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	7,916	1,055	2,597	1,790
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	7,916	1,055	2,597	1,790
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	6,985	931	2,291	1,579
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	2,794	373	916	632
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	931	124	305	211
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	8,382	1,117	2,749	1,895
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	5,122	683	1,680	1,158
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	6,038	805	1,981	1,365
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	2,794	373	916	632
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	466	62	153	105

	$101,498	$13,530	$33,291	$22,950

TA IDEX Van
Kampen Small
Company Growth

Abbey National PLC, Eurodollar Term, 4.85%, 11/8/2007	$874
ABN AMRO Bank NV, Eurodollar Term, 4.95%, 11/21/2007	3,278
Bank of Nova Scotia, Eurodollar Term, 5.00%, 11/26/2007	3,278
Barclays, Eurodollar Term, 5.00%, 1/22/2008	437
BNP Paribas, Eurodollar Term, 4.72%, 11/23/2007	5,245
Calyon, Eurodollar Term, 4.88%, 11/7/2007	1,311
Canadian Imperial Bank of Commerce, Eurodollar Term, 5.34%, 11/9/2007	656
Credit Suisse First Boston Corp., Repurchase Agreement, 5.04%, 11/1/2007	1,093
Dexia Group, Eurodollar Term, 5.10%, 11/14/2007	3,278
Fifth Third Bancorp, Eurodollar Overnight, 4.62%, 11/1/2007	656
Lloyds TSB Bank, Eurodollar Term, 4.90%, 11/9/2007	4,371
Merrill Lynch & Co. (RPG), Repurchase Agreement, 4.82%, 11/1/2007	3,716
Morgan Stanley & Co. (Gvt Repo), Repurchase Agreement, 4.82%, 11/1/2007	3,716
Rabobank Nederland, Eurodollar Term, 4.82%, 11/15/2007	3,278
Reserve Primary Money Market Fund, Money Market Fund, 5.09%, 11/1/2007	1,312
Royal Bank of Canada, Eurodollar Term, 4.95%, 11/16/2007	437
Royal Bank of Scotland, Eurodollar Term, 5.33%, 1/22/2008	3,934
Societe Generale, Eurodollar Term, 5.05%, 11/1/2007	2,404
Svenska Handlesbanken, Eurodollar Overnight, 4.84%, 11/1/2007	2,834
Toronto Dominion Bank, Eurodollar Term, 4.88%, 11/6/2007	1,311
UBS AG, Eurodollar Term, 5.36%, 11/8/2007	219

$47,638

Income from loaned securities on the Statements of Operations is net of fees, earned by State Street for its services, in the following amounts:

Fund	Fees
TA IDEX AllianceBernstein International Value	$10
TA IDEX Bjurman, Barry Micro Emerging Growth	27
TA IDEX BlackRock Global Allocation	—
TA IDEX BlackRock Large Cap Value	16
TA IDEX BlackRock Natural Resources	13
TA IDEX Evergreen International Small Cap	44
TA IDEX Federated Market Opportunity	3
TA IDEX JPMorgan International Bond	—
TA IDEX JPMorgan Mid Cap Value	20
TA IDEX Loomis Sayles Bond	25
TA IDEX Marsico International Growth	36
TA IDEX Mellon Market Neutral Strategy	—
TA IDEX Neuberger Berman International	49
TA IDEX Oppenheimer Developing Markets	21
TA IDEX Oppenheimer Small- & Mid-Cap Value	22
TA IDEX Third Avenue Value	120
TA IDEX Transamerica Short-Term Bond	7
TA IDEX UBS Dynamic Alpha	25
TA IDEX UBS Large Cap Value	16
TA IDEX Van Kampen Emerging Markets Debt	—
TA IDEX Van Kampen Mid-Cap Growth	24
TA IDEX Van Kampen Small Company Growth	488

Real Estate Investment Trusts (“REITs”): There are certain additional risks involved in investing in REITs.  These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates.

Dividend income is recorded at management’s estimate of the income included in distributions from the REIT investments.

Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Loan participations/ assignments: The Funds may purchase participations/ assignments in commercial loans. Such indebtedness may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan participations/ assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries. The Funds may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy a portion of the loans, becoming part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Security transactions and investment income: Security transactions are recorded on the trade date.  Security gains and losses are calculated on the specific identification basis.  Dividend income, if any, is recorded on the ex-dividend dates or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates.  Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investments were acquired. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes:  The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries.  Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments.  The Funds accrue such taxes when the related income or capital gains are earned.  Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors.  In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward currency contracts at October 31, 2007 are listed in the Schedules of Investments.

Futures contracts:  The Funds may enter into futures contracts to manage exposure to market, interest rate or currency fluctuations.  Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.  The primary risks associated with futures contracts are imperfect correlation between the change in market value of the securities held and the prices of futures contracts; the possibility of an illiquid market and inability of the counterparty to meet the contract terms.

Open futures contracts at October 31, 2007 are listed in the Schedules of Investments.

Option contracts:  The Funds may enter into option contracts to manage exposure to market fluctuations.  Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded.  The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. When a Fund writes a covered call or put option, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability.  Options are marked-to-market daily to reflect the current value of the option written.

The underlying face amounts of open option contracts at October 31, 2007 are listed in the Schedules of Investments.

Transactions in written call and put options were as follows:

TA IDEX BlackRock Global Allocation	Premium	Contracts *

Balance at October 31, 2006	$1,080	4,261
Sales	3,386	6,891
Closing Buys	(1,528)	(2,783)
Expirations	(166)	(1,435)
Exercised	(277)	(805)
Balance at October 31, 2007	$2,496	6,129

TA IDEX Van Kampen Emerging Markets Debt	Premium	Contracts *
Balance at October 31, 2006	$—	—
Sales	3,314	135,434,015
Closing Buys	(3,314)	(135,434,015)
Expirations	—	—
Exercised	—	—
Balance at October 31, 2007	$—	—

* Contracts not in thousands.

Dividend distributions:  Distributions to shareholders are recorded on the ex-dividend dates and are determined in accordance with federal income tax regulations which may differ from GAAP.

NOTE 2.  RELATED PARTY TRANSACTIONS

Transamerica Fund Advisors, Inc. (“TFAI”) is the Funds’ investment adviser.  Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent.  AFSG Securities Corp. (“AFSG”) was the Funds’ distributor/principal underwriter.  Effective May 1, 2007, Transamerica Capital Inc. (“TCI”) is the Funds’ distributor/principal underwriter.

TFAI, TFS, and TCI are affiliates of AEGON, NV, a Netherlands corporation.  100% of the Funds’ assets are owned by affiliated investment companies.

Investment advisory fees:  The Funds pay management fees to TFAI based on average daily net assets (“ANA”) at the following breakpoints:

Fund	Breakpoints
TA IDEX AllianceBernstein	0.88% of the first $200 million of ANA
International Value	0.81% of the next $300 million of ANA
0.77% of ANA over $500 million

TA IDEX Bjurman, Barry Micro Emerging Growth	1.05% of the first $250 million of ANA
1.00% of the next $250 million of ANA
0.975% of ANA over $500 million

TA IDEX BlackRock Global	0.80% of the first $100 million of ANA
Allocation	0.72% of ANA over $100 million

TA IDEX BlackRock Large Cap	0.80% of the first $250 million of ANA
Value	0.775% of the next $500 million of ANA
0.75% of ANA over $750 million

TA IDEX BlackRock Natural	0.80% of the first $250 million of ANA
Resources	0.775% of the next $250 million of ANA
0.75% of ANA over $500 million

TA IDEX Evergreen International	1.07% of the first $250 million of ANA
Small Cap	1.00% of ANA over $250 million

TA IDEX Federated Market	0.85% of the first $30 million of ANA
Opportunity	0.80% of the next $20 million of ANA
0.70% of ANA over $50 million

TA IDEX JPMorgan International	0.55% of the first $100 million of ANA
Bond	0.52% of the next $150 million of ANA
0.51% of the next $250 million of ANA
0.50% of the next $500 million of ANA
0.47% of ANA over $1 billion

Fund	Breakpoints
TA IDEX JPMorgan Mid Cap Value	0.85% of the first $100 million of ANA
0.80% of ANA over $100 million

TA IDEX Loomis Sayles Bond	0.675% of the first $200 million of ANA
0.625% of the next $550 million of ANA
0.60% of ANA over $750 million

TA IDEX Marsico International	1.06% of the first $300 million of ANA
Growth	1.01% of the next $100 million of ANA
0.96% of the next $600 million of ANA
0.91% of ANA over $1 billion

TA IDEX Mellon Market Neutral	1.40% of ANA
Strategy

TA IDEX Neuberger Berman	1.00% of the first $100 million of ANA
International	0.95% of ANA over $100 million

TA IDEX Oppenheimer Developing	1.20% of the first $50 million of ANA
Markets	1.15% of the next $150 million of ANA
1.10% of ANA over $200 million

TA IDEX Oppenheimer Small- &	0.95% of the first $100 million of ANA
Mid-Cap Value	0.90% of the next $150 million of ANA
0.85% of the next $250 million of ANA
0.825% of ANA over $500 million

TA IDEX Third Avenue Value	0.80% of ANA

TA IDEX Transamerica Short-Term	0.65% of the first $250 million of ANA
Bond	0.60% of the next $250 million of ANA
0.575% of the next $500 million of ANA
0.55% of ANA over $1 billion

TA IDEX UBS Dynamic Alpha	1.40% of the first $150 million of ANA
1.30% of the next $150 million of ANA
1.20% of ANA over $300 million

TA IDEX UBS Large Cap Value	0.82% of the first $200 million of ANA
0.76% of the next $200 million of ANA
0.74% of the next $350 million of ANA
0.71% of the next $250 million of ANA
0.67% of the next $500 million of ANA
0.62% of ANA over $1.5 billion

TA IDEX Van Kampen Emerging	From November 1, 2006 to December 31, 2006:
Markets Debt	0.95% of the first $250 million of ANA
0.90% of the next $250 million of ANA
0.80% of ANA over $500 million
From January 1, 2007 on:
0.95% of the first $250 million of ANA
0.85% of the next $250 million of ANA
0.80% of ANA over $500 million

TA IDEX Van Kampen Mid-Cap	From November 1, 2006 to December 31, 2006:
Growth	0.80% of ANA
From January 1, 2007 on:
0.80% of the first $1 billion of ANA
0.775% of ANA over $1 billion

TA IDEX Van Kampen Small Company Growth	0.95% of the first $500 million of ANA
0.85% of ANA over $500 million

TFAI has contractually agreed to waive its advisory fee and will reimburse each Fund to the extent that operating expenses, excluding dividend expense on short sales, exceed the following stated annual limit:

Fund	Expense Limit
TA IDEX AllianceBernstein International Value	1.13%
TA IDEX Bjurman, Barry Micro Emerging Growth*	1.25
TA IDEX BlackRock Global Allocation	1.00
TA IDEX BlackRock Large Cap Value*	1.00
TA IDEX BlackRock Natural Resources*	1.00
TA IDEX Evergreen International Small Cap*	1.32
TA IDEX Federated Market Opportunity	1.05
TA IDEX JPMorgan International Bond	0.75
TA IDEX JPMorgan Mid Cap Value*	1.05
TA IDEX Loomis Sayles Bond*	0.88
TA IDEX Marsico International Growth*	1.31
TA IDEX Mellon Market Neutral Strategy*	1.65
TA IDEX Neuberger Berman International	1.25
TA IDEX Oppenheimer Developing Markets	1.45
TA IDEX Oppenheimer Small- & Mid-Cap Value*	1.15
TA IDEX Third Avenue Value*	1.00
TA IDEX Transamerica Short -Term Bond*	0.85
TA IDEX UBS Dynamic Alpha*	1.65
TA IDEX UBS Large Cap Value*	1.02
TA IDEX Van Kampen Emerging Markets Debt*	1.15
TA IDEX Van Kampen Mid-Cap Growth	1.00
TA IDEX Van Kampen Small Company Growth*	1.15

*If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed class expenses.

For the year ended October 31, 2007, the following Funds recaptured previously waived expenses:

TA IDEX Bjurman, Barry Micro Emerging Growth	$11
TA IDEX Oppenheimer Small & Mid-Cap Value	$13

There are no amounts available for recapture at October 31, 2007.

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. Each Fund pays TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transfer agent fees: Each Fund pays TFS an annual per-account charge for each open and closed account. For the period from inception through October 31, 2007 and the year ended October 31, 2007, as applicable, TFS retained the following amounts of the Funds’ transfer agent fees.

Fund	Fees
TA IDEX Evergreen International Small Cap	Less than $1
TA IDEX Marsico International Growth	Less than $1
TA IDEX Transamerica Short-Term Bond	Less than $1
TA IDEX UBS Large Cap Value	Less than $1
TA IDEX Van Kampen Emerging Markets Debt	Less than $1
TA IDEX Van Kampen Mid-Cap Growth	Less than $1
TA IDEX Van Kampen Small Company Growth	Less than $1

Funds not listed in the above table did not incur transfer agency fees.

Retirement plan: Under a retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee is deemed to have elected to serve as Trustee Emeritus of Transamerica IDEX upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

The amounts shall be accrued by Transamerica IDEX on a pro rata basis allocable to each Transamerica IDEX fund based on the relative assets of the Funds. If retainers increase in the future, past accruals (and credits) will be adjusted upwards so that 50% of the Trustee’s current retainer is accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred become payable to an Emeritus Trustee (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation will be paid on a quarterly basis during the time period that the Trustee Emeritus is allowed to serve as such.

For the year ended October 31, 2007, the amounts related to the Emeritus Plan were as follows:

Fund	Emeritus Fee Due
TA IDEX AllianceBernstein International Value	$13
TA IDEX Bjurman, Barry Micro Emerging Growth	1
TA IDEX BlackRock Global Allocation	18
TA IDEX BlackRock Large Cap Value	25
TA IDEX BlackRock Natural Resources	—
TA IDEX Evergreen International Small Cap	23
TA IDEX Federated Market Opportunity	4
TA IDEX JPMorgan International Bond	22
TA IDEX JPMorgan Mid Cap Value	13
TA IDEX Loomis Sayles Bond	—
TA IDEX Marsico International Growth	21
TA IDEX Mellon Market Neutral Strategy	—
TA IDEX Neuberger Berman International	23
TA IDEX Oppenheimer Developing Markets	17
TA IDEX Oppenheimer Small- & Mid-Cap Value	4
TA IDEX Third Avenue Value	—
TA IDEX Transamerica Short-Term Bond	16
TA IDEX UBS Dynamic Alpha	—
TA IDEX UBS Large Cap Value	11
TA IDEX Van Kampen Emerging Markets Debt	19
TA IDEX Van Kampen Mid-Cap Growth	3
TA IDEX Van Kampen Small Company Growth	15

As of October 31, 2007, the Funds had not made any payments related to the Emeritus Plan. Amounts deferred and accrued under the Deferred Compensation and Emeritus Plans are unfunded and unsecured claims against the general assets of Transamerica IDEX.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Fund shall continue to pay any remaining benefits in accordance with the Plan, but no further compensation shall accrue under the Plan.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the advisers for the year ended October 31, 2007 were the following:

Fund	Brokerage Commissions
TA IDEX BlackRock Global Allocation	$20
TA IDEX BlackRock Natural Resources	1
TA IDEX Neuberger Berman International	45
TA IDEX Third Avenue Value	103
TA IDEX UBS Dynamic Alpha	1
TA IDEX UBS Large Cap Value	5
TA IDEX Van Kampen Mid-Cap Growth	2
TA IDEX Van Kampen Small Company Growth	—	(a)

(a) Rounds to less than $1.

NOTE 3. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the period from inception to October 31, 2007 and the year ended October 31, 2007, as applicable, were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
TA IDEX AllianceBernstein International Value	$215,209	$—	$151,168	$—
TA IDEX Bjurman, Barry Micro Emerging Growth	103,201	—	79,055	—
TA IDEX BlackRock Global Allocation	99,685	25,664	277,124	29,485
TA IDEX BlackRock Large Cap Value	433,463	—	387,691	—
TA IDEX BlackRock Natural Resources	110,165	—	7,656	—
TA IDEX Evergreen International Small Cap	431,639	—	406,733	—
TA IDEX Federated Market Opportunity	20,818	—	35,885	23,715
TA IDEX JPMorgan International Bond	571,399	—	584,771	—
TA IDEX JPMorgan Mid Cap Value	128,759	—	126,674	—
TA IDEX Loomis Sayles Bond	465,522	57,322	37,304	6,555
TA IDEX Marsico International Growth	617,600	—	597,954	—
TA IDEX Mellon Market Neutral Strategy	235,991	—	135,251	—
TA IDEX Neuberger Berman International	310,270	—	273,641	—
TA IDEX Oppenheimer Developing Markets	327,110	—	272,397	—
TA IDEX Oppenheimer Small- & Mid-Cap Value	215,252	—	152,697	—
TA IDEX Third Avenue Value	641,908	—	63,700	—
TA IDEX Transamerica Short-Term Bond	203,136	577,427	635,505	—
TA IDEX UBS Dynamic Alpha	254,145	—	85,447	—
TA IDEX UBS Large Cap Value	757,863	—	173,366	—
TA IDEX Van Kampen Emerging Markets Debt	244,274	—	341,207	—
TA IDEX Van Kampen Mid- Cap Growth	81,405	—	63,289	—
TA IDEX Van Kampen Small Company Growth	139,367	—	286,001	—

NOTE 4. FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, REITS, PFICS and foreign currency transactions.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
TA IDEX AllianceBernstein International Value	$—	$868	$(868)
TA IDEX Bjurman, Barry Micro Emerging Growth	(445)	436	9
TA IDEX BlackRock Global Allocation	—	3,600	(3,600)
TA IDEX BlackRock Large Cap Value	—	—	—
TA IDEX BlackRock Natural Resources	—	(65)	65
TA IDEX Evergreen International Small Cap	—	(329)	329
TA IDEX Federated Market Opportunity	—	(46)	46
TA IDEX JPMorgan International Bond	—	10,453	(10,453)
TA IDEX JPMorgan Mid Cap Value	5	5	(10)
TA IDEX Loomis Sayles Bond	—	151	(151)
TA IDEX Marsico International Growth	—	(202)	202
TA IDEX Mellon Market Neutral Strategy	—	254	(254)
TA IDEX Neuberger Berman International	—	57	(57)
TA IDEX Oppenheimer Developing Markets	—	(363)	363
TA IDEX Oppenheimer Small- & Mid-Cap Value	—	26	(26)
TA IDEX Third Avenue Value	—	313	(313)
TA IDEX UBS Dynamic Alpha	—	328	(328)
TA IDEX Van Kampen Emerging Markets Debt	—	5,600	(5,600)
TA IDEX Van Kampen Mid-Cap Growth	—	(136)	136
TA IDEX Van Kampen Small Company Growth	(353)	5	348

The capital loss carryfowards are available to offset future realized capital gains through the periods listed:

Fund	Capital Loss Carryforwards	Available Through
TA IDEX Bjurman, Barry Micro Emerging Growth	$804	October 31, 2014
TA IDEX Bjurman, Barry Micro Emerging Growth	2,866	October 31, 2015
TA IDEX Federated Market Opportunity	3,741	October 31, 2014
TA IDEX Federated Market Opportunity	2,503	October 31, 2015
TA IDEX JPMorgan International Bond	2,471	October 31, 2014
TA IDEX JPMorgan International Bond	5,154	October 31, 2015
TA IDEX Loomis Sayles Bond	98	October 31, 2015
TA IDEX Mellon Market Neutral Strategy	2,914	October 31, 2015
TA IDEX Transamerica Short-Term Bond	658	October 31, 2013
TA IDEX Transamerica Short-Term Bond	1,787	October 31, 2014
TA IDEX Transamerica Short-Term Bond	1,304	October 31, 2015
TA IDEX UBS Dynamic Alpha	15,823	October 31, 2015

Funds not listed in the above table do not have capital loss carryforwards. The capital loss carryforwards utilized during the year ended October 31, 2007, were as follows:

Fund	Capital Loss Carryforwards Utilized During the Year Ended October 31, 2007
TA IDEX Van Kampen Mid-Cap Growth	$1,031

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to the short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2006 and 2007 was as follows:

	Distributions Paid From: 2006		Distributions Paid From: 2007
	Ordinary Income	Long- term Capital Gain	Ordinary Income	Long- term Capital Gain
TA IDEX AllianceBernstein International Value	$144	$—	$11,180	$373
TA IDEX BlackRock Global Allocation	372	—	16,525	674
TA IDEX BlackRock Large Cap Value	1,026	—	5,144	14,444
TA IDEX Evergreen International Small Cap	11,435	225	27,958	40,985
TA IDEX Federated Market Opportunity	1,977	—	1,771	—
TA IDEX JPMorgan International Bond	7,991	—	25,641	—
TA IDEX JPMorgan Mid Cap Value	1965	25	8,551	4,123
TA IDEX Loomis Sayles Bond	—	—	7,508	—

TA IDEX Marsico International Growth	5,663	120	54,846	21,412
TA IDEX Neuberger Berman International	515	—	28,404	—
TA IDEX Oppenheimer Developing Markets	896	—	14,303	—
TA IDEX Oppenheimer Small- & Mid-Cap Value	—	—	1,681	—
TA IDEX Transamerica Short- Term Bond	11,784	—	22,977	—
TA IDEX UBS Large Cap Value	4,495	—	2,850	7,746

TA IDEX Van Kampen Emerging Markets Debt	18,922	215	21,767	1,215
TA IDEX Van Kampen Mid- Cap Growth	—	—	138	—
TA IDEX Van Kampen Small Company Growth	3,302	—	6,744	4,764

The tax basis components of distributable earnings as of October 31, 2007 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Total Capital Loss Carryforward	Other Temporary Differences	Net* Unrealized Appreciation (Depreciation)
TA IDEX AllianceBernstein International Value	$15,049	$25,977	$—	$—	$84,394
TA IDEX Bjurman, Barry Micro Emerging Growth	—	—	(3,670)	—	20,575
TA IDEX BlackRock Global Allocation	18,354	17,141	—	(35)	81,653
TA IDEX BlackRock Large Cap Value	3,918	34,018	—	—	92,425
TA IDEX BlackRock Natural Resources	1,978	3	—	—	41,900
TA IDEX Evergreen International Small Cap	24,067	48,654	—	—	153,807
TA IDEX Federated Market Opportunity	68	—	(6,244)	—	1038
TA IDEX JPMorgan International Bond	11,652	—	(7,625)	—	44,911
TA IDEX JPMorgan Mid Cap Value	2,210	13,316	—	—	36,138
TA IDEX Loomis Sayles Bond	3,758	—	(98)	—	5,305
TA IDEX Marsico International Growth	21,110	45,615	—	—	144,121
TA IDEX Mellon Market Neutral Strategy	2,634	—	(2,919)	—	(2,171)

TA IDEX Neuberger Berman International	10,663	41,934	—	—	83,582
TA IDEX Oppenheimer Developing Markets	15,286	41,191	—	—	193,298
TA IDEX Oppenheimer Small- & Mid- Cap Value	8,719	4,554	—	—	16,453

TA IDEX Third Avenue Value	18,213	—	—	—	2,980
TA IDEX Transamerica Short-Term Bond	1,571	—	(3,749)	—	(1,191)
TA IDEX UBS Dynamic Alpha	2,026	—	(15,823)	—	10,324
TA IDEX UBS Large Cap Value	9,905	9,206	—	—	81,180
TA IDEX Van Kampen Emerging Markets Debt	9,728	6,945	—	(14)	12,716
TA IDEX Van Kampen Mid- Cap Growth	3,239	4,460	—	—	22,491
TA IDEX Van Kampen Small Company Growth	2,157	15,799	—	—	34,214

*Amounts include unrealized gain/loss from foreign currency and derivative instruments, if applicable.

NOTE 5. REGULATORY PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Funds’ investment adviser, TFAI, and certain affiliates and former employees of TFAI, the SEC staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that any such action will have a material adverse impact is remote. It is important to note that the Funds are not aware of any allegation of wrongdoing against them and their Board at the time this annual report is printed. Although it is not anticipated that these developments will have an adverse impact on the Funds, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the Funds and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the Funds, will bear the costs regarding these regulatory matters.

NOTE 6. RECENTLY ISSUED ACCOUNTING PRONOUCEMENTS

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes (“FIN 48”), an interpretation of FASB Statement No. 109”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine where the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006.

Implementation of FIN 48 requires Management of the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last 4 tax year ends and the interim tax period since then). The Funds have no examinations in progress and none are expected at this time.

As of September 28, 2007, Management of the Funds have reviewed all open tax years and major jurisdictions and concluded the adoption of FIN 48 resulted in no impact the Funds’ net assets or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted.

As of October 31, 2007, Management does not expect the adoption of FAS 157 to impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

NOTE 7. SUBSEQUENT EVENT

Effective January 1, 2008, Transamerica Fund Advisors, Inc. will change its name to Transamerica Asset Management, Inc.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of TA IDEX AllianceBernstein International Value, TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX BlackRock Global Allocation, TA IDEX BlackRock Large Cap Value, TA IDEX BlackRock Natural Resources, TA IDEX Evergreen International Small Cap, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX JPMorgan Mid Cap Value, TA IDEX Loomis Sayles Bond, TA IDEX Marsico International Growth, TA IDEX Mellon Market Neutral Strategy, TA IDEX Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX Third Avenue Value, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Dynamic Alpha, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Mid Cap Growth and TA IDEX Van Kampen Small Company Growth:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TA IDEX AllianceBernstein International Value, TA IDEX Bjurman, Barry Micro Emerging Growth, TA IDEX BlackRock Global Allocation, TA IDEX BlackRock Large Cap Value, TA IDEX BlackRock Natural Resources, TA IDEX Evergreen International Small Cap, TA IDEX Federated Market Opportunity, TA IDEX JPMorgan International Bond, TA IDEX JPMorgan Mid Cap Value, TA IDEX Loomis Sayles Bond, TA IDEX Marsico International Growth, TA IDEX Mellon Market Neutral Strategy, TA IDEX Neuberger Berman International, TA IDEX Oppenheimer Developing Markets, TA IDEX Oppenheimer Small- & Mid-Cap Value, TA IDEX Third Avenue Value, TA IDEX Transamerica Short-Term Bond, TA IDEX UBS Dynamic Alpha, TA IDEX UBS Large Cap Value, TA IDEX Van Kampen Emerging Markets Debt, TA IDEX Van Kampen Mid Cap Growth and TA IDEX Van Kampen Small Company Growth (individually a “Fund”, collectively the “Funds”) at October 31, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 28, 2007

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - REVIEW AND APPROVAL (unaudited)

At a meeting of the Board of Trustees of Transamerica IDEX Mutual Funds (“TA IDEX”) held on October 3rd and 4th, 2006, in approving a mandate to establish TA IDEX Third Avenue Value as a new series of TA IDEX, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between TA IDEX Third Avenue Value (the “Fund”) and Transamerica Fund Advisors, Inc. (“TFAI”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TFAI and Third Avenue Management LLC (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Following their review and consideration, the Trustees determined that the proposed Investment Advisory Agreement and the proposed Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TFAI and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TFAI and the Sub-Adviser. They concluded that TFAI and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TFAI for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TFAI’s senior management, the financial resources of TFAI and the Sub-Adviser, TFAI’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective managers for the Fund). The Trustees determined that TFAI and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the proposed Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Fund was not yet in existence and therefore had no historical performance for the Board to review. However, the Board examined the performance of a fund managed by the Sub-Adviser with investment objectives and strategies comparable to those of the Fund. The Board noted that the comparable fund and other funds managed by the Sub-Adviser have generally performed well and have generated investor interest. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TFAI and the Sub-Adviser, the Board concluded that TFAI and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TFAI’s and the Sub-Adviser’s performance records for other funds indicate that their management of the Fund is likely to benefit the Fund and its shareholders.

The cost of advisory services provided and the level of profitability. The Fund was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TFAI’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the proposed Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TFAI and its affiliates, and the Sub-Adviser. The Board also took note of the costs involved in establishing a new fund and acknowledged that the Fund is being added as an investment option for the asset allocation funds only and that these funds’ assets will flow into the proposed Fund. In making these observations and determinations, the Board reviewed comparative information provided by Lipper, Inc. and Strategic Insight Simfund.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TFAI’s pricing strategy and the absence of advisory and sub-advisory fee breakpoints as detailed in the materials provided to the Board. The Board concluded that the management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TFAI, the competitive nature of the investment company market, and TFAI’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TFAI and fees payable by TFAI to the Sub-Adviser, and whether advisory and sub-advisory fee breakpoints would be appropriate going forward.

Benefits (such as soft dollars) to TFAI, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TFAI, its affiliates, and the Sub-Adviser from their relationships with the Fund, including “soft dollar” benefits (if any) in connection with brokerage transactions are expected to be reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TFAI would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser would engage in soft-dollar arrangements consistent with applicable law and “best execution” requirements. In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions.

Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for the asset allocation funds. The Board determined that TFAI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TFAI to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TFAI has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TFAI’s expense limitation and fee waiver arrangements with the Fund which may result in TFAI waiving a substantial amount of management fees for the benefit of shareholders. In approving the Fund, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that they, too, have made substantial commitments to the recruitment and retention of high quality personnel, and maintain the financial and operational resources reasonably necessary to manage the Fund.

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2007, the Funds designated the following as qualified dividend income:

Fund	Qualified Dividend Income

TA IDEX AllianceBernstein International Value	$11,180
TA IDEX Bjurman, Barry Micro Emerging Growth	—
TA IDEX BlackRock Global Allocation	5,526
TA IDEX BlackRock Large Cap Value	3,749
TA IDEX BlackRock Natural Resources	—
TA IDEX Evergreen International Small Cap	10,794
TA IDEX Federated Market Opportunity	353
TA IDEX JPMorgan International Bond	—
TA IDEX JPMorgan Mid Cap Value	2,599
TA IDEX Loomis Sayles Bond	65
TA IDEX Marsico International Growth	9,287
TA IDEX Mellon Market Neutral Strategy	—
TA IDEX Neuberger Berman International	11,174
TA IDEX Oppenheimer Developing Markets	10,595
TA IDEX Oppenheimer Small- & Mid-Cap Value	1,059
TA IDEX Third Avenue Value	—
TA IDEX Transamerica Short-Term Bond	—
TA IDEX UBS Dynamic Alpha	—
TA IDEX UBS Large Cap Value	2,850
TA IDEX Van Kampen Emerging Markets Debt	—
TA IDEX Van Kampen Mid-Cap Growth	138
TA IDEX Van Kampen Small Company Growth	885

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Fund	Dividend Received Deduction Percentage

TA IDEX AllianceBernstein International Value	—
TA IDEX Bjurman, Barry Micro Emerging Growth	—
TA IDEX BlackRock Global Allocation	10.18%
TA IDEX BlackRock Large Cap Value	72.89%
TA IDEX BlackRock Natural Resources	—
TA IDEX Evergreen International Small Cap	—
TA IDEX Federated Market Opportunity	5.05%
TA IDEX JPMorgan International Bond	—
TA IDEX JPMorgan Mid Cap Value	30.38%
TA IDEX Loomis Sayles Bond	0.55%
TA IDEX Marsico International Growth	—
TA IDEX Mellon Market Neutral Strategy	—
TA IDEX Neuberger Berman International	—
TA IDEX Oppenheimer Developing Markets	—
TA IDEX Oppenheimer Small- & Mid-Cap Value	45.53%
TA IDEX Third Avenue Value	—
TA IDEX Transamerica Short-Term Bond	—
TA IDEX UBS Dynamic Alpha	—
TA IDEX UBS Large Cap Value	100.00%
TA IDEX Van Kampen Emerging Markets Debt	—
TA IDEX Van Kampen Mid-Cap Growth	100.00%
TA IDEX Van Kampen Small Company Growth	10.29%

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2007 were as follows:

Fund	Long-Term Capital Designation
TA IDEX AllianceBernstein International Value	$373
TA IDEX Bjurman, Barry Micro Emerging Growth	—
TA IDEX BlackRock Global Allocation	674
TA IDEX BlackRock Large Cap Value	14,445
TA IDEX BlackRock Natural Resources	—
TA IDEX Evergreen International Small Cap	40,985
TA IDEX Federated Market Opportunity	—
TA IDEX JPMorgan International Bond	—
TA IDEX JPMorgan Mid Cap Value	4,123
TA IDEX Loomis Sayles Bond	—
TA IDEX Marsico International Growth	21,412
TA IDEX Mellon Market Neutral Strategy	—
TA IDEX Neuberger Berman International	—
TA IDEX Oppenheimer Developing Markets	—
TA IDEX Oppenheimer Small- & Mid-Cap Value	—
TA IDEX Third Avenue Value	—
TA IDEX Transamerica Short-Term Bond	—
TA IDEX UBS Dynamic Alpha	—
TA IDEX UBS Large Cap Value	7,747
TA IDEX Van Kampen Emerging Markets Debt	1,215
TA IDEX Van Kampen Mid-Cap Growth	—
TA IDEX Van Kampen Small Company Growth	4,764

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2007. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires regulated investment companies to report on all subject matters put to the vote of shareholders and provide final results. Accordingly, the Board of Trustees of the Funds solicited a vote by the shareholders for the following items:

At a special meeting of shareholders held on October 30, 2007, the results of the Proposals were as follows:

Proposal 1:           To elect a new Board of Directors

	For	Withheld
John K. Carter	1,869,801,381.126	75,092,910.077
Leo J. Hill	1,870,292,020.404	74,602,270.799
Joyce Galpern Norden	1,870,010,162.690	74,884,128.513
Neal M. Jewell	1,869,085,986.703	75,808,304.500
Russell A. Kimball, Jr.	1,869,975,193.416	74,919,097.787
Eugene M. Mannella	1,869,732,073.896	75,162,217.307
Norm R. Nielsen	1,870,076,377.259	74,817,913.944
Patricia L. Sawyer	1,870,218,037.071	74,676,254.132
John W. Waechter	1,869,642,547.953	75,251,743.250

Proposal 2:           To approve an amendment to the Agreement and Declaration of Trust

For	Withheld	Abstain
1,216,704,908.632	76,054,434.614	186,736,131.957

TRANSAMERICA IDEX MUTUAL FUNDS

Management of the Funds

Name, Address*** and Age	Position(s) Held	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships

Independent Trustees :**

Leo J. Hill (DOB: 3/27/56)	Trustee	Since 2001

Principal, Advisor Network Solutions, LLC (business consulting) (2006 to present); Trustee, Diversified Investors Portfolios (“DIP”), The Diversified Investors Funds Group (“DIFG”), The Diversified Investors Funds Group II (“DIFG II”), and Diversified Investors Strategic Variable Funds (“DISVF”) (2007 to present); Trustee, Transamerica IDEX Mutual Funds (“TA IDEX”) (2002 to present); Director, Transamerica Income Shares, Inc. (“TIS”) (2002 to present); Trustee, AEGON/Transamerica Series Trust (“ATST”) (2001 to present); Owner and President, Prestige Automotive Group (2001 to 2005); President, L. J. Hill & Company (1999 to present); Market President, Nations Bank of Sun Coast Florida (1998 to 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 to 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 to 1994); Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 to 1991).

				160	None

Russell A. Kimball, Jr. (DOB: 8/17/44)	Trustee	Since 1986	Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee, TA IDEX (2002 to present); Director, TIS (2002 to present); Trustee, ATST (1986 to present); General Manager, Sheraton Sand Key Resort (1975 to present).	160	None

Norm R. Nielsen (DOB: 5/11/39)	Trustee	Since 2006	Retired (2005 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee, TA IDEX (2006 to present); Director, TIS (2006 to present); Trustee, ATST (2006 to present); Director, Iowa City Area Development (1996 to 2004); Director, Iowa Health Systems (1994 to 2003); Director, U.S. Bank (1987 to 2006); President, Kirkwood Community College (1979 to 2005).	160	Buena Vista University Board of Trustees (2004 to present)

Name, Address*** and Age	Position(s) Held	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships

John W. Waechter (DOB: 2/25/52)	Trustee	Since 2004	Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee, TA IDEX (2005 to present); Director, TIS (2004 to present); Trustee, ATST (2004 to present); employee, RBC Dain Rauscher (securities dealer) (March 2004 to May 2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 to 2004); Treasurer, The Hough Group of Funds (1993 to 2004).	160	None

Neal M. Jewell (DOB: 2/12/35)	Trustee	Since 1993	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 to 2004).	160	None

Eugene M. Mannella (DOB: 2/1/54)	Trustee	Since 1993	Self-employed consultant (2006 to present); President, Arapain Partners LLC (limited purpose broker-dealer) (1998 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1994 to present); President, International Fund Services (alternative asset administration) (1993 to 2005).	160	None

Joyce Galpern Norden (DOB: 6/1/39)	Trustee	Since 1993	Retired (2004 to present); Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP (2002 to present); Trustee, DIFG, DIFG II, and DISVF (1993 to present); Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 to 2004).	160	Board of Governors, Reconstructionist Rabbinical College (2007 to present)

Patricia L. Sawyer (DOB: 7/1/50)	Trustee	Since 1993	Trustee, TA IDEX and ATST (2007 to present); Director, TIS (2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (1993 to present); President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 to present).	160	None

Name, Address*** and Age	Position(s) Held	Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships

Interested Trustee :****

John K. Carter (DOB: 4/24/61)	Trustee	Since 2006

Chief Executive Officer (July 2006 to present), Vice President, Secretary and Chief Compliance Officer, the Trust (2003 to August 2006); President and Chief Executive Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Trustee, DIP, DIFG, DIFG II, and DISVF (2007 to present); Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), TA IDEX; Trustee (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Chief Compliance Officer, General Counsel and Secretary (1999 to August 2006), ATST; Director (September 2006 to present), President and Chief Executive Officer (July 2006 to present), Senior Vice President (2002 to June 2006), General Counsel, Secretary and Chief Compliance Officer (2002 to August 2006), TIS; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2000 to present), General Counsel and Secretary (2000 to August 2006), Chief Compliance Officer (2004 to August 2006), TFAI; President and Chief Executive Officer (July 2006 to present), Senior Vice President (1999 to June 2006), Director (2001 to present), General Counsel and Secretary (2001 to August 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 to present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIFI”) (2002 to 2004); Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 to 2005) and TIM (2001 to 2005).

				160	None

Officers

Name, Address*** and Age	Position(s) Held	Length of Time Served†	Principal Occupation(s) During the Past Five Years

John K. Carter (DOB: 4/24/61)	Chief Executive Officer and President	Since 2006	See the table above.

Dennis P. Gallagher (DOB: 12/19/70)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, the Trust, TA IDEX, ATST and TIS (September 2006 to present); Vice President, General Counsel and Secretary, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President and Secretary, the Trust (September 2006 to present); Director, Senior Vice President, General Counsel and Secretary, TFAI and TFS (September 2006 to present); Director, Deutsche Asset Management (1998 to 2006).

Elizabeth L. Belanger (DOB: 1/7/72)	Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer	Since 2007

Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, the Trust (November 2007 to present); Deputy General Counsel, Assistant Secretary and Conflicts of Interest Officer, TA IDEX, ATST and TIS (July 2007 to present); Deputy General Counsel and Conflicts of Interest Officer (August 2007 to present), Assistant Secretary (August 2005 to present), DIP, DIFG, DIFG II and DISVF; Vice President and Senior Counsel, Diversified (with Diversified since 2005); Director, TFLIC (April 2006 to present); Director of Compliance, Domini Social Investments LLC (November 2003 to May 2005); Associate, Bingham McCutchen LLP (September 1997 to October 2003).

Joseph P. Carusone (DOB: 9/8/65)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, the Trust (November 2007 to present); Vice President, Treasurer and Principal Financial Officer, TA IDEX, ATST and TIS (July 2007 to present); Vice President (August 2007 to present), Treasurer and Principal Financial Officer (2001 to present), DIP, DIFG, DIFG II and DISVF; Vice President, Diversified (with Diversified since 1999); President, Diversified Investors Securities Corp. (“DISC”) (February 2007 to present); Director, TFLIC (2004 to present).

Christopher A. Staples (DOB: 8/14/70)	Vice President and Chief Investment Officer	Since 2007

Vice President and Chief Investment Officer, the Trust (November 2007 to present); Vice President (July 2007 to present), Chief Investment Officer (June 2007 to present), Senior Vice President (June 2007 to July 2007), Senior Vice President - Investment Management (July 2006 to June 2007), Vice President - Investment Management (2004 to July 2006), TA IDEX, ATST and TIS; Vice President and Chief Investment Officer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Investment Administration, TII (2004 to present); Director, TFAI and TFS (2005 to present); Assistant Vice President, Raymond James & Associates (1999 to 2004).

Name, Address*** and Age	Position(s) Held	Length of Time Served†	Principal Occupation(s) During the Past Five Years

T. Gregory Reymann, II (DOB: 5/13/58)	Chief Compliance Officer	Since 2006

Chief Compliance Officer (September 2006 to present) and Vice President (2005 to present), the Trust; Chief Compliance Officer TA IDEX, ATST, TIS and TFAI (September 2006 to present); Senior Vice President, TFAI (September 2006 to present); Senior Vice President, TA IDEX, ATST and TIS (September 2006 to July 2007); Vice President and Senior Counsel, TFS (2005 to 2006); Vice President and Counsel, TA IDEX, ATST, TFAI and TIS (2004 to 2006), TFS (2004 to 2005) and TIF (2004); Attorney, Gould, Cooksey, et al. (2002 to 2004).

Michael A. Masson (DOB: 1/21/71)	Assistant Treasurer	Since 2007

Assistant Treasurer, the Trust (November 2007 to present); Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Assistant Vice President, ATST and TIS (2005 to present); Assistant Vice President, TII (2005 to present); Assistant Vice President, TFS and TFAI (2005 to present); Assistant Vice President, JPMorgan Chase & Co. (1999 to 2005).

Suzanne Valerio-Montemurro (DOB: 8/13/64)	Assistant Treasurer	Since 2007

Assistant Treasurer, the Trust (November 2007 to present); Assistant Treasurer, TA IDEX, ATST and TIS (July 2007 to present); Assistant Treasurer, DIP, DIFG, DIFG II and DISVF (August 2007 to present); Vice President, Diversified (with Diversified since 1998).

*                                         Each Trustee shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns or his or her term as a Trustee is terminated in accordance with the Transamerica IDEX by-laws.

**                                  Independent trustee (“Independent Trustee”) means a trustee who is not an “interested person” (as defined under the 1940 Act) of the Trust (the “Independent Trustees”).

***         The mailing address of each Trustee and Officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

****       May be deemed an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust because of his employment with the Advisor or an affiliate of the Advisor.

†                                          If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.

Additional information about the Fund trustees can be found in the Statement of Additional Information available, without charge, upon request, by calling toll free 1-888-233-4339.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

A description of the Transamerica IDEX Mutual Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission website (http://www.sec.gov).

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at (http://www.sec.gov).

The Funds file their complete schedule of portfolios holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q which is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica IDEX Annual Report, the Transamerica IDEX Prospectus, and other required documents that keep you informed regarding your funds. Transamerica IDEX will only send one piece per mailing address, a method that saves your funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica IDEX Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-IDEX (4339)
P.O. Box 9012 • Clearwater, FL 33758-9012
Distributor: Transamerica Capital, Inc.

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)            Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

			Fiscal Year Ended 10/31
(in thousands)			2006	2007

(a)		Audit Fees	691	785
(b)		Audit-related Fees	43	25
(c)		Tax Fees	151	418
(d)		All Other Fees	N/A	N/A
(e)	(1)	Pre-approval policy* (see below)
(e)	(2)	% of above that were pre-approved	0%	0%
(f)		If greater than 50%, disclose hours	N/A	N/A
(g)		Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

			Yes	Yes

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* (e) (1)        The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Leo J. Hill, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norm R. Nielsen, Joyce Galpern Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

The Registrant’s Nominating Committee’s provisions with respect to nominations of Trustees to its Board are as follows:

A candidate for nomination as Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following requirements have been met and procedures followed:

1.               Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

2.               The nominee must satisfy all qualifications provided herein and in the Fund’s organizational documents, including qualification as a possible Independent Trustee if the nominee is to serve in that capacity.

•                                       The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.(1)

(1)   Terms such as “immediate family member” and “control” shall be interpreted in accordance with the federal securities laws.

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•                  Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

•                  Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

•                  The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

•                  The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

•                  A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

3.               In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

•                  Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election.  Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination.  In addition, such securities must continue to be held through the date of the meeting.  The nominating shareholder or shareholder group must also bear the economic risk of the investment.

•                  The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares.  In addition the certification shall provide that the shares have been held continuously for at least two years.

4.               Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Fund’s Secretary, who will provide all submissions to the Committee.  This submission to the Fund must include:

•                  the shareholder’s contact information;

•                  the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

•                  all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934; and

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•                  a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

5.               The Committee will consider all submissions meeting the applicable requirements stated herein that are received by December 31 of the most recently completed calendar year.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)          (1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2) Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)  Not applicable.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica IDEX Mutual Funds
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: January 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: January 9, 2008

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer
Date: January 9, 2008

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

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